UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811- 01136

Guggenheim Funds Trust
(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

Amy J. Lee

Guggenheim Funds Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Name and address of agent for service)

Registrant's telephone number, including area code: (301) 296-5100

Date of fiscal year end: September 30

Date of reporting period: October 1, 2023 – March 31, 2024

Item 1.	Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

3.31.2024

Guggenheim Funds Semi-Annual Report

Guggenheim Funds Trust-Equity
Guggenheim Alpha Opportunity Fund
Guggenheim Large Cap Value Fund
Guggenheim Market Neutral Real Estate Fund
Guggenheim Risk Managed Real Estate Fund
Guggenheim Small Cap Value Fund
Guggenheim StylePlus—Large Core Fund
Guggenheim StylePlus—Mid Growth Fund
Guggenheim World Equity Income Fund

GuggenheimInvestments.com	SBE-SEMI-0324x0924

GUGGENHEIM

Fast, Convenient, and Secure

Sign up for eDelivery from Guggenheim

Guggenheim's eDelivery service allows you to waive postal delivery and provides a fast, convenient, and secure way to access your account documents and shareholder communications such as statements, confirmations, prospectuses, and annual and semi-annual reports.

With Guggenheim's eDelivery service, you can:

- Receive important account information faster
- Reduce the chance of mail fraud and identity theft
- Positively impact the environment
- Increase shareholder value by reducing printing and mailing costs

For more information, visit *GuggenheimInvestments.com/eDelivery* or call our Client Services group at 800 820 0888.

It's easy to enroll:

To register your account and begin receiving some or all of your shareholder communications electronically, follow these simple steps:

1. **Go to *GuggenheimInvestments.com/myaccount***

   If you are a new user, you can also establish your User ID and password here.
2. **Log into your account**
3. **Select "Profile" on the left**
4. **Select "Edit Delivery" at the bottom**
5. **Select the eDelivery radio buttons**
6. **Enter your email address, and check the box that you have read the Terms and Conditions**
7. **Hit "Submit"**

GI-GOGREEN-1023 x1024 #59091

Guggenheim Investments

eDelivery Service Notice

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	5
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
ALPHA OPPORTUNITY FUND	10
LARGE CAP VALUE FUND	28
MARKET NEUTRAL REAL ESTATE FUND	37
RISK MANAGED REAL ESTATE FUND	47
SMALL CAP VALUE FUND	61
STYLEPLUS—LARGE CORE FUND	70
STYLEPLUS—MID GROWTH FUND	80
WORLD EQUITY INCOME FUND	91
NOTES TO FINANCIAL STATEMENTS	101
OTHER INFORMATION	116
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	117
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	123

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2024

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (the “Investment Advisers”) are pleased to present the shareholder report for a selection of our Funds (the “Funds”) for the semi-annual fiscal period ended March 31, 2024 (the “Reporting Period”).

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC,

Guggenheim Partners Investment Management, LLC,

April 30, 2024

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

The Alpha Opportunity Fund may not be suitable for all investors. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. There can be no guarantee the Fund will achieve its investment objective. ●The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. ●The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ●In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ●In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ●The Fund’s fixed income investments

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

March 31, 2024

will change in value in response to interest rate changes and other factors. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ●You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The StylePlus Funds may not be suitable for all investors. ●An investment in the Funds will fluctuate and is subject to investment risks, which means investors could lose money. ● There can be no guarantee the Funds will achieve their investment objectives. ● Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Investments in small- and mid-sized-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. ● The Funds may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Funds’ use of leverage, through borrowings or instruments such as derivatives, may cause the Funds to be more volatile than if they had not been leveraged. ● The Funds’ investments in other investment vehicles subject the Funds to those risks and expenses affecting the investment vehicle. ●The Funds may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ●The Funds may invest in fixed income securities whose market value will change in response to interest rate changes and market and economic conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Funds’ exposure to high yield securities may subject the Funds to greater volatility. ● The Funds may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ●The Funds may invest in restricted securities which may involve financial and liquidity risk. ● The Funds are subject to active trading risks that may increase volatility and impact their ability to achieve their investment objectives. ●You may have a gain or loss when you sell your shares. ● It is important to note that the Funds are not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Value Funds may not be suitable for all investors.●An investment in the Funds will fluctuate and is subject to investment risks, which means investors could lose money. ● There can be no guarantee the Funds will achieve their investment objectives ● The intrinsic value of the underlying stocks may never be realized or the stocks may decline in value. ● The Large Cap Value Fund is subject to risk that large-capitalization stocks may underperform other segments of the equity market or the equity markets as a whole. ● The Small Cap Value Fund is subject to the risk that investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● The Funds are subject to active trading risks that may increase volatility and impact their ability to achieve their investment objectives. ●You may have a gain or loss when you sell your shares. ● It is important to note that the Funds are not guaranteed by the U.S. government.● Please read the prospectus for more detailed information regarding these and other risks.

Market Neutral Real Estate Fund may not be suitable for all investors ●An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money.● There are no assurances that the Fund will achieve its objective and/or strategy. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s use of derivatives such as futures, options, and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers of the same or similar offerings. ● The Fund will concentrate its investments in the real estate industry, which may subject the Fund to risks specifically affecting that industry more than a fund that invests across a variety of industries. ● Short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. This strategy may not be suitable for all investors. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Risk Managed Real Estate Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money.● There are no assurances that any fund will achieve its objective and/or strategy. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers of the same or similar offerings. ● The Fund will concentrate its investments in the real estate industry, which may subject the Fund to risks specifically affecting that industry more than a fund that invests across a variety of industries. ● Short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. This strategy may not be suitable for all investors. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

March 31, 2024

World Equity Income Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● There can be no guarantee the Fund will achieve its investment objective. ●The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risk). Additionally, the Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. ●The Fund’s use of leverage, through instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ●The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ●The Fund may have significant exposure to securities in a particular capitalization range e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-denominate capitalization range may underperform other segments of the equity market or the equity market as a whole. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ●You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2024

While job growth remains robust, recent labor data brought increased confidence in a labor market in better balance, allowing for inflation to soften further. Labor force growth remains strong, aided by high immigration flows, helping bring labor supply in line with gradually cooling demand. The Small Business Survey indicates that plans to increase compensation have returned to pre-COVID levels. Additionally, Bureau of Labor Statistics data reveal a continued decline in the “quits rate,” reducing the pressure on businesses to raise wages to attract or retain employees. These developments suggest wage pressures may ease further by year end. And despite some speculation against any Federal Reserve (“Fed”) rate cuts materializing in 2024, we continue to anticipate cuts later this year.

Following the stronger-than-expected March Consumer Price Index, we believe that there is a high probability that the easing cycle will start in the second half of the year, since the Fed will likely need more time to gather confirming data. In the latest Summary of Economic Projections, the Federal Open Market Committee (“FOMC”) significantly increased the median forecast for 2024 U.S. gross domestic product, slightly increased it for core personal consumption expenditures year over year, and continues to expect no material increase in the unemployment rate. These adjustments left the median view for three rate cuts for 2024, which suggests the bar is very high for the Fed to keep rates where they are all year, and even higher for more rate hikes to materialize.

Amid this macroeconomic backdrop, in the first quarter of 2024 the two-year Treasury yield increased to 4.59% from 4.23%, and the 10-year Treasury yield increased to 4.20% from 3.88%, keeping the inverted 2s/10s yield curve consistent at 39 basis points as of the end of the Reporting Period, up four basis points since the start of the year. One basis point equals 0.01%. In general, spreads to Treasurys have remained tight across sectors. In investment-grade corporate bonds, BBB-rated bonds continued to remain attractive relative to A and BB-rated bonds, and supply slowed toward the end of the first quarter of 2024, which we believe should support spreads in the near term. High yield bond spreads tightened during the first quarter of 2024 to 301 basis points from 323 basis points at the start of the year, while leveraged loans’ discount margins to maturity tightened to 509 basis points from 528 basis points. Structured credit spreads tightened marginally amid strong demand. Investor demand and an improved arbitrage led to robust new collateralized loan obligation issuance, and tightening liabilities led to an increase in refinances/resets.

Looking forward, Fed officials continue to advocate for a patient approach. A conventional easing cycle is therefore far from guaranteed. Market expectations have already adjusted significantly from market-implied expectations of six rate cuts in 2024 just two months ago to only three as of the end of the Reporting Period, aligning more closely with the FOMC’s views. So far, the market has taken this delay in stride, but its patience and assessment of credit risk could be tested.

For the Reporting Period, the S&P 500® Index* returned 23.48%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 17.01%. The return of the MSCI Emerging Markets Index* was 10.56%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 5.99% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 8.75%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 2.69% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2024

FTSE NAREIT Equity REITs Index (“FNRE”) is one of the FTSE NAREIT U.S. Real Estate Index Series that contains all Equity REITs not designated as Timber REITs or Infrastructure REITs. FTSE NAREIT US Real Estate Index Series is designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the U.S. economy. The index series provides investors with exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indexes provide the facility to concentrate commercial real estate exposure in more selected markets. The National Association of Real Estate Investment Trusts (NAREIT) is the trade association for REITs and publicly traded real estate companies with an interest in the U.S. property and investment markets.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Morningstar Long/Short Equity Category Average is the average return of funds Morningstar places in a given category based on their portfolio statistics and compositions over the past three years. Long-short portfolios hold sizeable stakes in both long and short positions in equities, exchange traded funds, and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. At least 75% of the assets are in equity securities or derivatives, and funds in the category will typically have beta values to relevant benchmarks of between 0.3 and 0.8 over a three-year period.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index (Net) is calculated with net dividends reinvested. It is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth® Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2023 and ending March 31, 2024.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Alpha Opportunity Fund
Class A	1.74%	12.15%	$ 1,000.00	$ 1,121.50	$ 9.23
Class C	2.49%	11.73%	1,000.00	1,117.30	13.18
Class P	1.74%	12.12%	1,000.00	1,121.20	9.23
Institutional Class	1.41%	12.33%	1,000.00	1,123.30	7.48
Large Cap Value Fund
Class A	1.13%	17.48%	1,000.00	1,174.80	6.14
Class C	1.88%	17.05%	1,000.00	1,170.50	10.20
Class P	1.13%	17.48%	1,000.00	1,174.80	6.14
Institutional Class	0.87%	17.64%	1,000.00	1,176.40	4.73
Market Neutral Real Estate Fund
Class A	1.67%	2.29%	1,000.00	1,022.90	8.45
Class C	2.45%	1.91%	1,000.00	1,019.10	12.37
Class P	1.66%	2.32%	1,000.00	1,023.20	8.40
Institutional Class	1.41%	2.41%	1,000.00	1,024.10	7.13
Risk Managed Real Estate Fund
Class A	1.59%	15.04%	1,000.00	1,150.40	8.55
Class C	2.29%	14.66%	1,000.00	1,146.60	12.29
Class P	1.63%	15.07%	1,000.00	1,150.70	8.76
Institutional Class	1.27%	15.27%	1,000.00	1,152.70	6.83
Small Cap Value Fund
Class A	1.28%	16.69%	1,000.00	1,166.90	6.93
Class C	2.03%	16.25%	1,000.00	1,162.50	10.97
Class P	1.27%	16.74%	1,000.00	1,167.40	6.88
Institutional Class	1.03%	16.90%	1,000.00	1,169.00	5.59
StylePlus—Large Core Fund
Class A	1.65%	24.43%	1,000.00	1,244.30	9.26
Class C	2.57%	23.84%	1,000.00	1,238.40	14.38
Class P	1.71%	24.40%	1,000.00	1,244.00	9.59
Institutional Class	1.44%	24.59%	1,000.00	1,245.90	8.09
StylePlus—Mid Growth Fund
Class A	1.77%	27.48%	1,000.00	1,274.80	10.07
Class C	2.74%	26.85%	1,000.00	1,268.50	15.54
Class P	1.91%	27.40%	1,000.00	1,274.00	10.86
Institutional Class	1.55%	27.65%	1,000.00	1,276.50	8.82
World Equity Income Fund
Class A	1.19%	17.52%	1,000.00	1,175.20	6.47
Class C	1.95%	17.03%	1,000.00	1,170.30	10.58
Class P	1.19%	17.55%	1,000.00	1,175.50	6.47
Institutional Class	0.94%	17.61%	1,000.00	1,176.10	5.11

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period
Table 2. Based on hypothetical 5% return (before expenses)
Alpha Opportunity Fund
Class A	1.74%	5.00%	$ 1,000.00	$ 1,016.30	$ 8.77
Class C	2.49%	5.00%	1,000.00	1,012.55	12.53
Class P	1.74%	5.00%	1,000.00	1,016.30	8.77
Institutional Class	1.41%	5.00%	1,000.00	1,017.95	7.11
Large Cap Value Fund
Class A	1.13%	5.00%	1,000.00	1,019.35	5.70
Class C	1.88%	5.00%	1,000.00	1,015.60	9.47
Class P	1.13%	5.00%	1,000.00	1,019.35	5.70
Institutional Class	0.87%	5.00%	1,000.00	1,020.65	4.39
Market Neutral Real Estate Fund
Class A	1.67%	5.00%	1,000.00	1,016.65	8.42
Class C	2.45%	5.00%	1,000.00	1,012.75	12.33
Class P	1.66%	5.00%	1,000.00	1,016.70	8.37
Institutional Class	1.41%	5.00%	1,000.00	1,017.95	7.11
Risk Managed Real Estate Fund
Class A	1.59%	5.00%	1,000.00	1,017.05	8.02
Class C	2.29%	5.00%	1,000.00	1,013.55	11.53
Class P	1.63%	5.00%	1,000.00	1,016.85	8.22
Institutional Class	1.27%	5.00%	1,000.00	1,018.65	6.41
Small Cap Value Fund
Class A	1.28%	5.00%	1,000.00	1,018.60	6.46
Class C	2.03%	5.00%	1,000.00	1,014.85	10.23
Class P	1.27%	5.00%	1,000.00	1,018.65	6.41
Institutional Class	1.03%	5.00%	1,000.00	1,019.85	5.20
StylePlus—Large Core Fund
Class A	1.65%	5.00%	1,000.00	1,016.75	8.32
Class C	2.57%	5.00%	1,000.00	1,012.15	12.93
Class P	1.71%	5.00%	1,000.00	1,016.45	8.62
Institutional Class	1.44%	5.00%	1,000.00	1,017.80	7.26
StylePlus—Mid Growth Fund
Class A	1.77%	5.00%	1,000.00	1,016.15	8.92
Class C	2.74%	5.00%	1,000.00	1,011.30	13.78
Class P	1.91%	5.00%	1,000.00	1,015.45	9.62
Institutional Class	1.55%	5.00%	1,000.00	1,017.25	7.82
World Equity Income Fund
Class A	1.19%	5.00%	1,000.00	1,019.05	6.01
Class C	1.95%	5.00%	1,000.00	1,015.25	9.82
Class P	1.19%	5.00%	1,000.00	1,019.05	6.01
Institutional Class	0.94%	5.00%	1,000.00	1,020.30	4.75

[1]

This ratio represents annualized net expenses, which may include short dividend and interest expense. Excluding these expenses, the operating expense ratio for the

Risk Managed Real Estate Fund would be 1.24%, 1.94%, 1.27% and 0.91% for the Class A, Class C, Class P and Institutional Class, respectively. Excludes expenses of the underlying funds in which the Funds invest, if any.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2023 to March 31, 2024.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

ALPHA OPPORTUNITY FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Class A	July 7, 2003
Class C	July 7, 2003
Class P	May 1, 2015
Institutional Class	November 7, 2008

Ten Largest Holdings	% of Total Net Assets
Marathon Petroleum Corp.	1.1%
MGIC Investment Corp.	1.1%
Owens Corning	1.0%
Caterpillar, Inc.	1.0%
NMI Holdings, Inc. — Class A	1.0%
Essent Group Ltd.	1.0%
Hartford Financial Services Group, Inc.	1.0%
Taylor Morrison Home Corp. — Class A	1.0%
Merck & Company, Inc.	1.0%
Lennar Corp. — Class A	1.0%
Top Ten Total	10.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Average Annual Returns*

Periods Ended March 31, 2024

	6 Month†	1 Year	5 Year	10 Year
Class A Shares	12.15%	18.13%	4.49%	3.33%
Class A Shares with sales charge‡	6.80%	12.50%	3.48%	2.83%
Class C Shares	11.73%	17.22%	3.69%	2.54%
Class C Shares with CDSC§	10.73%	16.22%	3.69%	2.54%
Institutional Class Shares	12.33%	18.43%	4.79%	3.70%
Morningstar Long/Short Equity Category Average	13.40%	14.54%	5.47%	3.81%
S&P 500 Index	23.48%	29.88%	15.05%	12.96%
S&P 500 Index Blended**	2.68%	5.23%	2.02%	4.42%
ICE BofA 3-Month U.S. Treasury Bill Index	2.69%	5.27%	2.03%	1.38%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
Class P Shares	12.12%	18.11%	4.50%	2.82%
Morningstar Long/Short Equity Category Average	13.40%	14.54%	5.47%	3.77%
S&P 500 Index	23.48%	29.88%	15.05%	12.85%
S&P 500 Index Blended**	2.68%	5.23%	2.02%	8.45%
ICE BofA 3-Month U.S. Treasury Bill Index	2.69%	5.27%	2.03%	1.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA 3-Month U.S. Treasury Bill Index, S&P 500 Index and the Morningstar Long/Short Equity Category Average are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**

Effective March 13, 2017, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmark is the ICE BofA 3-Month U.S. Treasury Bill Index. The Fund’s performance was previously compared to the S&P 500 Index. The S&P 500 Index-Blended uses performance data for the S&P 500 Index for periods prior to March 13, 2017, and the ICE BofA 3-Month U.S. Treasury Bill index beginning on March 13, 2017.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2024
ALPHA OPPORTUNITY FUND

	Shares	Value
COMMON STOCKS† - 95.3%

Consumer, Cyclical - 17.4%
Taylor Morrison Home Corp. — Class A*	6,338	$394,033
Lennar Corp. — Class A1	2,281	392,286
Lowe’s Companies, Inc.	1,515	385,916
GMS, Inc.*	3,814	371,255
McDonald’s Corp.	1,255	353,847
MSC Industrial Direct Company, Inc. — Class A1	3,617	350,994
Monarch Casino & Resort, Inc.	4,604	345,254
Allison Transmission Holdings, Inc.[1]	3,975	322,611
PACCAR, Inc.[1]	2,267	280,859
Autoliv, Inc.	1,992	239,897
Brunswick Corp.	2,399	231,551
Wabash National Corp.	7,575	226,795
Polaris, Inc.	2,236	223,868
M/I Homes, Inc.*,1	1,641	223,652
Ethan Allen Interiors, Inc.	6,423	222,043
Golden Entertainment, Inc.[1]	5,965	219,691
Harley-Davidson, Inc.	4,985	218,044
Boyd Gaming Corp.	2,770	186,476
Tri Pointe Homes, Inc.*,1	4,795	185,375
PulteGroup, Inc.[1]	1,445	174,296
KB Home	2,409	170,750
Build-A-Bear Workshop, Inc. — Class A1	5,166	154,308
Aptiv plc*	1,773	141,219
Buckle, Inc.	3,455	139,133
MasterCraft Boat Holdings, Inc.*,1	5,748	136,343
Oxford Industries, Inc.	1,187	133,419
BorgWarner, Inc.	3,462	120,270
Visteon Corp.*	946	111,259
Standard Motor Products, Inc.	3,190	107,025
Dine Brands Global, Inc.	1,724	80,132
Total Consumer, Cyclical		6,842,601

Consumer, Non-cyclical - 15.9%
Merck & Company, Inc.[1]	2,979	393,079
HCA Healthcare, Inc.	1,158	386,228
Bristol-Myers Squibb Co.[1]	7,079	383,894
Exelixis, Inc.*,1	16,017	380,084
United Therapeutics Corp.*	1,596	366,633
Incyte Corp.*,1	6,225	354,638
Abbott Laboratories[1]	3,073	349,277
Johnson & Johnson	1,839	290,911
PayPal Holdings, Inc.*,1	4,127	276,468
Royalty Pharma plc — Class A	9,054	274,970
Hologic, Inc.*,1	2,869	223,667
Perdoceo Education Corp.[1]	12,172	213,740
Molina Healthcare, Inc.*,1	461	189,392
AbbVie, Inc.	1,026	186,835
Biogen, Inc.*	850	183,286
Jazz Pharmaceuticals plc*	1,506	181,352
Innoviva, Inc.*,1	11,389	173,568
Dynavax Technologies Corp.*,1	12,430	154,256
Amgen, Inc.	528	150,121
Supernus Pharmaceuticals, Inc.*	3,542	120,818
Viatris, Inc.[1]	9,868	117,824
Alarm.com Holdings, Inc.*	1,601	116,025
Collegium Pharmaceutical, Inc.*	2,970	115,295
Organon & Co.	5,887	110,676
Vertex Pharmaceuticals, Inc.*	253	105,757
Neurocrine Biosciences, Inc.*	654	90,200
Agilent Technologies, Inc.	552	80,322
Cross Country Healthcare, Inc.*,1	4,057	75,947
Thermo Fisher Scientific, Inc.	126	73,232
Lantheus Holdings, Inc.*	1,144	71,203
Alkermes plc*	2,491	67,431
Total Consumer, Non-cyclical		6,257,129

Industrial - 15.4%
Owens Corning	2,411	402,155
Caterpillar, Inc.	1,090	399,409
Apogee Enterprises, Inc.	6,524	386,221
Masco Corp.	4,722	372,471
UFP Industries, Inc.	2,989	367,677
Mueller Industries, Inc.[1]	6,350	342,456
International Seaways, Inc.	6,293	334,788
Boise Cascade Co.	2,014	308,887
AGCO Corp.[1]	2,367	291,188
TD SYNNEX Corp.	2,574	291,119
Encore Wire Corp.[1]	1,031	270,926
Scorpio Tankers, Inc.	3,770	269,743
Teekay Corp.*	35,919	261,490
Ardmore Shipping Corp.	13,304	218,452
Deere & Co.	484	198,798
Atkore, Inc.[1]	1,040	197,975
Snap-on, Inc.[1]	636	188,396
Teekay Tankers Ltd. — Class A	3,224	188,314
Argan, Inc.[1]	3,559	179,872
Keysight Technologies, Inc.*	883	138,084
Fortune Brands Innovations, Inc.	1,486	125,820
Frontdoor, Inc.*	2,735	89,106
Terex Corp.	1,313	84,557
Mettler-Toledo International, Inc.*	63	83,871
Vishay Intertechnology, Inc.	3,593	81,489
Total Industrial		6,073,264

Financial - 15.3%
MGIC Investment Corp.[1]	18,556	414,954
NMI Holdings, Inc. — Class A*	12,342	399,140
Essent Group Ltd.	6,695	398,419
Hartford Financial Services Group, Inc.	3,842	395,918
Travelers Companies, Inc.	1,676	385,715
Apartment Income REIT Corp.	11,754	381,653
Ambac Financial Group, Inc.*,1	21,376	334,107
Synchrony Financial[1]	7,636	329,264
Enact Holdings, Inc.[1]	10,451	325,862
Walker & Dunlop, Inc.	3,048	308,031
Janus Henderson Group plc	7,500	246,675
Bread Financial Holdings, Inc.	6,393	238,076
OneMain Holdings, Inc.	4,481	228,934
International Bancshares Corp.	3,932	220,742
Regions Financial Corp.[1]	10,163	213,830

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
ALPHA OPPORTUNITY FUND

	Shares	Value
Innovative Industrial Properties, Inc. REIT	2,047	$211,946
Preferred Bank/Los Angeles CA	2,658	204,055
Mr Cooper Group, Inc.*	2,542	198,149
Everest Group Ltd.	498	197,955
Affiliated Managers Group, Inc.	1,013	169,647
Employers Holdings, Inc.	3,152	143,069
Hanmi Financial Corp.	4,835	76,973
Total Financial		6,023,114

Communications - 10.6%
Motorola Solutions, Inc.	1,101	390,833
Verizon Communications, Inc.[1]	9,051	379,780
Cisco Systems, Inc.[1]	7,530	375,822
InterDigital, Inc.	3,471	369,523
Alphabet, Inc. — Class C*	2,316	352,634
AT&T, Inc.[1]	18,454	324,790
eBay, Inc.[1]	5,897	311,244
IDT Corp. — Class B1	7,750	293,028
T-Mobile US, Inc.	1,772	289,226
Comcast Corp. — Class A1	6,118	265,215
Gogo, Inc.*,1	26,902	236,200
Ooma, Inc.*,1	19,895	169,704
VeriSign, Inc.*	726	137,584
Match Group, Inc.*	2,812	102,019
Spok Holdings, Inc.[1]	5,614	89,543
A10 Networks, Inc.[1]	6,197	84,837
Total Communications		4,171,982

Energy - 7.5%
Marathon Petroleum Corp.[1]	2,092	421,538
Cheniere Energy, Inc.[1]	2,391	385,620
Devon Energy Corp.	7,191	360,844
CNX Resources Corp.*,1	13,955	331,013
CVR Energy, Inc.[1]	7,957	283,747
Valero Energy Corp.[1]	1,613	275,323
PBF Energy, Inc. — Class A	3,811	219,399
Chevron Corp.	1,199	189,130
SandRidge Energy, Inc.[1]	11,264	164,117
Par Pacific Holdings, Inc.*	3,816	141,421
SolarEdge Technologies, Inc.*	1,102	78,220
RPC, Inc.[1]	9,987	77,299
Total Energy		2,927,671

Technology - 7.2%
Amdocs Ltd.	4,006	362,022
Dropbox, Inc. — Class A*	11,246	273,278
Skyworks Solutions, Inc.[1]	2,081	225,414
Applied Materials, Inc.	1,026	211,592
Accenture plc — Class A	586	203,114
Immersion Corp.[1]	26,605	199,005
Insight Enterprises, Inc.*	894	165,855
Adobe, Inc.*	305	153,903
NetScout Systems, Inc.*,1	6,399	139,754
Box, Inc. — Class A*	3,806	107,786
Zoom Video Communications, Inc. — Class A*	1,631	106,619
Progress Software Corp.	1,980	105,554
Photronics, Inc.*	3,486	98,723
Playtika Holding Corp.	12,703	89,556
Adeia, Inc.	7,916	86,443
Cirrus Logic, Inc.*	864	79,972
Teradata Corp.*	2,032	78,577
Crane NXT Co.	1,257	77,808
Xerox Holdings Corp.	3,873	69,327
Total Technology		2,834,302

Utilities - 4.7%
National Fuel Gas Co.[1]	7,261	390,061
Atmos Energy Corp.[1]	3,188	378,958
Public Service Enterprise Group, Inc.[1]	5,655	377,641
OGE Energy Corp.	10,825	371,297
Black Hills Corp.	6,348	346,601
Total Utilities		1,864,558

Government - 0.8%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	10,017	296,704

Basic Materials - 0.5%
Olin Corp.	3,210	188,748

Total Common Stocks
(Cost $33,791,176)		37,480,073

MONEY MARKET FUND† - 3.2%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 5.22%[2]	1,258,523	1,258,523
Total Money Market Fund
(Cost $1,258,523)		1,258,523

Total Investments - 98.5%
(Cost $35,049,699)		$38,738,596
Other Assets & Liabilities, net - 1.5%		583,205
Total Net Assets - 100.0%		$39,321,801

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
ALPHA OPPORTUNITY FUND

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	5.73% (Federal Funds Rate + 0.40%)	At Maturity	02/03/25	$10,452,182	$1,199,405
Goldman Sachs International	GS Equity Custom Basket	Pay	5.78% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	10,452,182	1,196,534
						$20,904,364	$2,395,939
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Receive	5.02% (Federal Funds Rate - 0.31%)	At Maturity	02/03/25	$20,999,097	$(911,525)
Goldman Sachs International	GS Equity Custom Basket	Receive	5.12% (Federal Funds Rate - 0.21%)	At Maturity	05/06/24	20,791,325	(933,089)
						$41,790,422	$(1,844,614)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Industrial
Boise Cascade Co.	562	0.82%	$44,396
Mueller Industries, Inc.	1,771	0.91%	33,805
Encore Wire Corp.	288	0.72%	23,660
Apogee Enterprises, Inc.	1,819	1.03%	20,215
Owens Corning	672	1.07%	19,187
Scorpio Tankers, Inc.	1,051	0.72%	18,963
International Seaways, Inc.	1,755	0.89%	18,247
Snap-on, Inc.	177	0.50%	16,755
Atkore, Inc.	290	0.53%	16,463
TD SYNNEX Corp.	718	0.78%	13,422
UFP Industries, Inc.	833	0.98%	12,370
Ardmore Shipping Corp.	3,709	0.58%	11,894
Teekay Tankers Ltd. — Class A	899	0.50%	11,112
Argan, Inc.	992	0.48%	9,877
Caterpillar, Inc.	304	1.07%	9,523
Masco Corp.	1,317	0.99%	9,399
Deere & Co.	135	0.53%	5,724
Terex Corp.	366	0.23%	5,669
Teekay Corp.	10,015	0.70%	4,836
Fortune Brands Innovations, Inc.	414	0.34%	3,390
AGCO Corp.	660	0.78%	2,863
Frontdoor, Inc.	763	0.24%	1,716
Mettler-Toledo International, Inc.	17	0.22%	705
Keysight Technologies, Inc.	246	0.37%	69
Vishay Intertechnology, Inc.	1,002	0.22%	(160)
Total Industrial			314,100

Communications
IDT Corp. — Class B	2,161	0.78%	25,939
InterDigital, Inc.	968	0.99%	21,872
eBay, Inc.	1,644	0.83%	18,464
Verizon Communications, Inc.	2,523	1.01%	15,712
AT&T, Inc.	5,145	0.87%	12,892
Alphabet, Inc. — Class C	646	0.94%	11,984
T-Mobile US, Inc.	494	0.77%	8,387
Motorola Solutions, Inc.	307	1.04%	7,275
A10 Networks, Inc.	1,728	0.23%	3,188
Cisco Systems, Inc.	2,099	1.00%	2,606
Match Group, Inc.	784	0.27%	1,010
Spok Holdings, Inc.	1,565	0.24%	(551)
VeriSign, Inc.	202	0.37%	(2,029)
Comcast Corp. — Class A	1,706	0.71%	(2,900)
Gogo, Inc.	7,501	0.63%	(5,681)
Ooma, Inc.	5,547	0.45%	(14,621)
Total Communications			103,547

Consumer, Non-cyclical
Merck & Company, Inc.	831	1.05%	23,012
Perdoceo Education Corp.	3,394	0.57%	18,814
Exelixis, Inc.	4,466	1.01%	17,082
Innoviva, Inc.	3,175	0.46%	10,934
PayPal Holdings, Inc.	1,151	0.74%	8,636
Molina Healthcare, Inc.	129	0.51%	7,833
HCA Healthcare, Inc.	323	1.03%	6,305
Viatris, Inc.	2,751	0.31%	6,252
Alarm.com Holdings, Inc.	446	0.31%	6,166
Hologic, Inc.	800	0.60%	6,078

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Supernus Pharmaceuticals, Inc.	987	0.32%	$5,636
Collegium Pharmaceutical, Inc.	828	0.31%	5,627
AbbVie, Inc.	286	0.50%	4,706
Royalty Pharma plc — Class A	2,524	0.73%	3,619
United Therapeutics Corp.	445	0.98%	3,003
Agilent Technologies, Inc.	154	0.21%	2,191
Dynavax Technologies Corp.	3,466	0.41%	2,139
Organon & Co.	1,641	0.30%	1,698
Abbott Laboratories	857	0.93%	1,290
Alkermes plc	695	0.18%	1,256
Johnson & Johnson	513	0.78%	1,173
Amgen, Inc.	147	0.40%	1,058
Neurocrine Biosciences, Inc.	182	0.24%	790
Vertex Pharmaceuticals, Inc.	70	0.28%	134
Thermo Fisher Scientific, Inc.	35	0.19%	(104)
Biogen, Inc.	237	0.49%	(371)
Lantheus Holdings, Inc.	319	0.19%	(716)
Jazz Pharmaceuticals plc	420	0.48%	(1,098)
Cross Country Healthcare, Inc.	1,131	0.20%	(4,479)
Bristol-Myers Squibb Co.	1,974	1.02%	(7,839)
Incyte Corp.	1,736	0.95%	(8,886)
Total Consumer, Non-cyclical			121,939

Technology
Applied Materials, Inc.	286	0.56%	14,094
Skyworks Solutions, Inc.	580	0.60%	7,186
Immersion Corp.	7,418	0.53%	4,788
Amdocs Ltd.	1,117	0.97%	4,726
Cirrus Logic, Inc.	241	0.21%	3,786
NetScout Systems, Inc.	1,784	0.37%	1,512
Accenture plc — Class A	163	0.54%	1,456
Dropbox, Inc. — Class A	3,135	0.73%	1,189
Box, Inc. — Class A	1,061	0.29%	1,048
Crane NXT Co.	350	0.21%	906
Zoom Video Communications, Inc. — Class A	455	0.28%	776
Playtika Holding Corp.	3,542	0.24%	731
Progress Software Corp.	552	0.28%	530
Insight Enterprises, Inc.	249	0.44%	374
Xerox Holdings Corp.	1,080	0.18%	31
Photronics, Inc.	972	0.26%	(145)
Adeia, Inc.	2,207	0.23%	(839)
Teradata Corp.	567	0.21%	(2,304)
Adobe, Inc.	85	0.41%	(10,456)
Total Technology			29,389

Financial
MGIC Investment Corp.	5,174	1.11%	39,818
Essent Group Ltd.	1,971	1.12%	28,907
Ambac Financial Group, Inc.	5,755	0.86%	15,231
International Bancshares Corp.	1,096	0.59%	11,591
Mr Cooper Group, Inc.	709	0.53%	10,598
Preferred Bank/Los Angeles CA	741	0.54%	10,415
Synchrony Financial	2,129	0.88%	10,226
Enact Holdings, Inc.	2,914	0.87%	9,651
NMI Holdings, Inc. — Class A	3,441	1.06%	9,123
Regions Financial Corp.	2,834	0.57%	8,637
Hartford Financial Services Group, Inc.	1,071	1.06%	7,727
Affiliated Managers Group, Inc.	283	0.45%	7,114
Walker & Dunlop, Inc.	850	0.82%	6,616
Travelers Companies, Inc.	467	1.03%	5,021
OneMain Holdings, Inc.	1,249	0.61%	3,837
Innovative Industrial Properties, Inc.	571	0.57%	3,823
Everest Group Ltd.	139	0.53%	3,711
Bread Financial Holdings, Inc.	1,783	0.64%	2,136
Janus Henderson Group plc	2,091	0.66%	1,608
Employers Holdings, Inc.	879	0.38%	(173)
Hanmi Financial Corp.	1,348	0.21%	(3,456)
Apartment Income REIT Corp.	3,277	1.02%	(5,279)
Total Financial			186,882

Consumer, Cyclical
Allison Transmission Holdings, Inc.	1,108	0.86%	47,431
Taylor Morrison Home Corp. — Class A	1,767	1.05%	25,881
Lennar Corp. — Class A	636	1.05%	24,318
M/I Homes, Inc.	457	0.60%	21,833
PulteGroup, Inc.	403	0.47%	17,930
Brunswick Corp.	669	0.62%	15,193
KB Home	672	0.46%	14,981
PACCAR, Inc.	632	0.75%	12,526
Monarch Casino & Resort, Inc.	1,284	0.92%	11,574
Build-A-Bear Workshop, Inc. — Class A	1,440	0.41%	10,599
Tri Pointe Homes, Inc.	1,337	0.49%	10,200
GMS, Inc.	1,063	0.99%	9,831

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MSC Industrial Direct Company, Inc. — Class A	1,008	0.94%	$8,280
Ethan Allen Interiors, Inc.	1,791	0.59%	7,648
Autoliv, Inc.	556	0.64%	6,216
Wabash National Corp.	2,112	0.60%	5,948
Harley-Davidson, Inc.	1,390	0.58%	5,313
Lowe’s Companies, Inc.	422	1.03%	5,295
Oxford Industries, Inc.	331	0.36%	5,124
Boyd Gaming Corp.	772	0.50%	3,849
BorgWarner, Inc.	965	0.32%	2,967
Buckle, Inc.	963	0.37%	2,228
MasterCraft Boat Holdings, Inc.	1,603	0.36%	476
Visteon Corp.	264	0.30%	231
Polaris, Inc.	624	0.60%	(25)
Golden Entertainment, Inc.	1,663	0.59%	(243)
Aptiv plc	494	0.38%	(339)
Dine Brands Global, Inc.	481	0.21%	(1,730)
Standard Motor Products, Inc.	890	0.29%	(1,814)
McDonald’s Corp.	350	0.94%	(3,738)
Total Consumer, Cyclical			267,983

Utilities
Public Service Enterprise Group, Inc.	1,577	1.01%	12,849
Atmos Energy Corp.	889	1.01%	6,157
National Fuel Gas Co.	2,025	1.04%	4,616
Black Hills Corp.	1,770	0.92%	3,888
OGE Energy Corp.	3,018	0.99%	1,974
Total Utilities			29,484

Energy
Marathon Petroleum Corp.	583	1.12%	38,990
Valero Energy Corp.	450	0.73%	25,640
PBF Energy, Inc. — Class A	1,063	0.59%	16,517
CNX Resources Corp.	3,891	0.88%	11,013
Devon Energy Corp.	2,005	0.96%	9,875
CVR Energy, Inc.	2,218	0.76%	8,113
Cheniere Energy, Inc.	667	1.03%	3,133
SandRidge Energy, Inc.	3,141	0.44%	3,013
Chevron Corp.	334	0.50%	2,525
RPC, Inc.	2,785	0.21%	2,189
Par Pacific Holdings, Inc.	1,064	0.38%	(2)
SolarEdge Technologies, Inc.	307	0.21%	(821)
Total Energy			120,185

Basic Materials
Olin Corp.	895	0.50%	6,193

Government
Banco Latinoamericano de Comercio Exterior S.A. — Class E	2,793	0.79%	19,703
Total MS Equity Long Custom Basket			$1,199,405

MS EQUITY SHORT CUSTOM BASKET
Utilities
AES Corp.	14,820	(1.35)%	$37,445
Portland General Electric Co.	6,041	(1.21)%	23,938
Middlesex Water Co.	3,298	(0.82)%	19,210
California Water Service Group	5,365	(1.19)%	18,730
Alliant Energy Corp.	2,180	(0.52)%	3,328
Ormat Technologies, Inc.	2,731	(0.86)%	(4,369)
American Electric Power Company, Inc.	2,938	(1.20)%	(4,457)
PNM Resources, Inc.	2,537	(0.45)%	(6,070)
FirstEnergy Corp.	3,974	(0.73)%	(8,180)
Pinnacle West Capital Corp.	1,937	(0.69)%	(12,715)
Eversource Energy	4,500	(1.28)%	(13,944)
NRG Energy, Inc.	4,753	(1.53)%	(36,240)
Avangrid, Inc.	8,315	(1.44)%	(49,663)
Total Utilities			(32,987)

Consumer, Non-cyclical
ICF International, Inc.	623	(0.45)%	2,602
Acadia Healthcare Company, Inc.	1,984	(0.75)%	(919)
Insmed, Inc.	4,661	(0.60)%	(1,107)
Tyson Foods, Inc. — Class A	1,600	(0.45)%	(1,928)
Flowers Foods, Inc.	5,328	(0.60)%	(2,853)
CBIZ, Inc.	1,278	(0.48)%	(3,467)
Paylocity Holding Corp.	677	(0.55)%	(5,138)
U-Haul Holding Co.	1,559	(0.50)%	(11,584)
Clorox Co.	1,255	(0.92)%	(11,597)
Utz Brands, Inc.	7,322	(0.64)%	(13,113)
RB Global, Inc.	2,260	(0.82)%	(27,762)
RxSight, Inc.	1,793	(0.44)%	(28,361)
GXO Logistics, Inc.	5,825	(1.49)%	(29,692)
Spectrum Brands Holdings, Inc.	3,286	(1.39)%	(40,903)
TransUnion	2,471	(0.94)%	(44,440)
Pilgrim’s Pride Corp.	8,197	(1.34)%	(84,183)
Total Consumer, Non-cyclical			(304,445)

Basic Materials
Piedmont Lithium, Inc.	9,682	(0.61)%	165,117
Compass Minerals International, Inc.	6,383	(0.48)%	48,799
Novagold Resources, Inc.	43,110	(0.62)%	43,362
Hecla Mining Co.	30,282	(0.69)%	23,268

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Air Products and Chemicals, Inc.	417	(0.48)%	$(1,156)
Ecolab, Inc.	271	(0.30)%	(9,363)
Kaiser Aluminum Corp.	1,283	(0.55)%	(12,480)
Stepan Co.	1,709	(0.73)%	(14,066)
ATI, Inc.	2,496	(0.61)%	(17,275)
Element Solutions, Inc.	7,977	(0.95)%	(26,306)
Kronos Worldwide, Inc.	18,117	(1.02)%	(48,116)
Century Aluminum Co.	13,840	(1.01)%	(110,512)
Total Basic Materials			41,272

Financial
Kennedy-Wilson Holdings, Inc.	27,827	(1.14)%	163,577
Americold Realty Trust, Inc.	9,461	(1.12)%	70,933
Sun Communities, Inc.	2,031	(1.24)%	69,081
New York Mortgage Trust, Inc.	22,815	(0.78)%	35,695
Marcus & Millichap, Inc.	8,204	(1.33)%	17,962
Ellington Financial, Inc.	17,846	(1.00)%	16,112
TFS Financial Corp.	18,331	(1.10)%	9,848
Equity LifeStyle Properties, Inc.	845	(0.26)%	2,795
Ventas, Inc.	2,854	(0.59)%	2,140
UMH Properties, Inc.	7,817	(0.60)%	(2,857)
Terreno Realty Corp.	1,433	(0.45)%	(3,336)
Iron Mountain, Inc.	2,756	(1.05)%	(4,051)
PotlatchDeltic Corp.	5,453	(1.22)%	(4,238)
Elme Communities	15,124	(1.00)%	(4,912)
Allstate Corp.	366	(0.30)%	(5,817)
Equinix, Inc.	268	(1.05)%	(6,072)
American Tower Corp. — Class A	796	(0.75)%	(6,915)
Moelis & Co. — Class A	2,923	(0.79)%	(7,689)
Howard Hughes Holdings, Inc.	3,269	(1.13)%	(8,334)
State Street Corp.	2,855	(1.05)%	(12,449)
Cannae Holdings, Inc.	7,118	(0.75)%	(13,099)
Jones Lang LaSalle, Inc.	487	(0.45)%	(13,494)
Macerich Co.	10,437	(0.86)%	(14,015)
Digital Realty Trust, Inc.	1,372	(0.94)%	(14,537)
Brighthouse Financial, Inc.	6,194	(1.52)%	(16,019)
Global Net Lease, Inc.	28,951	(1.07)%	(16,528)
Apartment Investment and Management Co. — Class A	31,671	(1.24)%	(25,855)
CBRE Group, Inc. — Class A	1,484	(0.69)%	(29,069)
Welltower, Inc.	3,072	(1.37)%	(39,660)
FTAI Infrastructure, Inc.	15,620	(0.47)%	(40,501)
Carlyle Group, Inc.	4,972	(1.11)%	(52,340)
PennyMac Financial Services, Inc.	2,397	(1.04)%	(60,340)
KKR & Company, Inc. — Class A	2,555	(1.22)%	(102,788)
Total Financial			(116,772)

Energy
NOV, Inc.	16,792	(1.56)%	(6,417)
Dril-Quip, Inc.	11,208	(1.20)%	(10,275)
Antero Resources Corp.	9,141	(1.26)%	(18,558)
Sitio Royalties Corp. — Class A	7,317	(0.86)%	(19,166)
Valaris Ltd.	4,322	(1.55)%	(41,410)
TechnipFMC plc	13,112	(1.57)%	(71,415)
Archrock, Inc.	11,150	(1.04)%	(73,356)
Total Energy			(240,597)

Industrial
NV5 Global, Inc.	1,060	(0.49)%	7,419
Knight-Swift Transportation Holdings, Inc.	1,903	(0.50)%	3,513
Boeing Co.	719	(0.66)%	2,978
XPO, Inc.	1,168	(0.68)%	1,638
RXO, Inc.	10,999	(1.15)%	1,437
J.B. Hunt Transport Services, Inc.	448	(0.43)%	627
Exponent, Inc.	2,193	(0.86)%	291
Stericycle, Inc.	3,869	(0.97)%	(101)
Tetra Tech, Inc.	523	(0.46)%	(1,206)
Norfolk Southern Corp.	489	(0.59)%	(1,794)
Republic Services, Inc. — Class A	1,244	(1.13)%	(10,129)
Vulcan Materials Co.	288	(0.37)%	(17,534)
Trinity Industries, Inc.	6,069	(0.80)%	(22,919)
Casella Waste Systems, Inc. — Class A	2,701	(1.27)%	(70,360)
Total Industrial			(106,140)

Communications
Boston Omaha Corp. — Class A	8,025	(0.59)%	(4,351)
DoorDash, Inc. — Class A	983	(0.64)%	(42,881)
Total Communications			(47,232)

Technology
Paycor HCM, Inc.	12,919	(1.20)%	31,452
Privia Health Group, Inc.	10,606	(0.99)%	23,766
Braze, Inc. — Class A	4,417	(0.93)%	13,038
Take-Two Interactive Software, Inc.	2,009	(1.42)%	9,839
ROBLOX Corp. — Class A	2,322	(0.42)%	5,202
KBR, Inc.	3,264	(0.99)%	(12,782)
Evolent Health, Inc. — Class A	4,636	(0.72)%	(19,912)
Micron Technology, Inc.	1,675	(0.94)%	(40,143)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Parsons Corp.	2,086	(0.82)%	$(55,332)
Total Technology			(44,872)

Consumer, Cyclical
Walgreens Boots Alliance, Inc.	8,344	(0.86)%	36,305
Tesla, Inc.	455	(0.38)%	13,061
Dollar Tree, Inc.	923	(0.59)%	6,263
Hyatt Hotels Corp. — Class A	878	(0.67)%	(1,601)
MarineMax, Inc.	4,377	(0.69)%	(4,619)
Dollar General Corp.	592	(0.44)%	(12,998)
DraftKings, Inc. — Class A	2,640	(0.57)%	(16,016)
Copart, Inc.	4,029	(1.11)%	(16,732)
CarMax, Inc.	3,051	(1.27)%	(63,415)
Total Consumer, Cyclical			(59,752)
Total MS Equity Short Custom Basket			$(911,525)

GS EQUITY LONG CUSTOM BASKET
Industrial
Boise Cascade Co.	562	0.82%	$44,432
Mueller Industries, Inc.	1,771	0.91%	33,785
Encore Wire Corp.	288	0.72%	23,673
Apogee Enterprises, Inc.	1,819	1.03%	20,188
Owens Corning	672	1.07%	19,218
Scorpio Tankers, Inc.	1,051	0.72%	18,961
International Seaways, Inc.	1,755	0.89%	18,108
Snap-on, Inc.	177	0.50%	16,741
Atkore, Inc.	290	0.53%	16,439
TD SYNNEX Corp.	718	0.78%	13,599
UFP Industries, Inc.	833	0.98%	12,025
Ardmore Shipping Corp.	3,709	0.58%	11,740
Teekay Tankers Ltd. — Class A	899	0.50%	11,067
Argan, Inc.	992	0.48%	9,985
Caterpillar, Inc.	304	1.07%	9,435
Masco Corp.	1,317	0.99%	9,405
Terex Corp.	366	0.23%	5,758
Deere & Co.	135	0.53%	5,753
Teekay Corp.	10,015	0.70%	4,753
Fortune Brands Innovations, Inc.	414	0.34%	3,380
AGCO Corp.	660	0.78%	2,837
Frontdoor, Inc.	763	0.24%	1,600
Mettler-Toledo International, Inc.	17	0.22%	678
Keysight Technologies, Inc.	246	0.37%	41
Vishay Intertechnology, Inc.	1,002	0.22%	(180)
Total Industrial			313,421

Communications
IDT Corp. — Class B	2,161	0.78%	25,894
InterDigital, Inc.	968	0.99%	21,923
eBay, Inc.	1,644	0.83%	18,405
Verizon Communications, Inc.	2,523	1.01%	15,593
AT&T, Inc.	5,145	0.87%	12,874
Alphabet, Inc. — Class C	646	0.94%	11,990
T-Mobile US, Inc.	494	0.77%	8,353
Motorola Solutions, Inc.	307	1.04%	7,177
A10 Networks, Inc.	1,728	0.23%	2,986
Cisco Systems, Inc.	2,099	1.00%	2,671
Match Group, Inc.	784	0.27%	936
Spok Holdings, Inc.	1,565	0.24%	(802)
VeriSign, Inc.	202	0.37%	(2,075)
Comcast Corp. — Class A	1,706	0.71%	(2,878)
Gogo, Inc.	7,501	0.63%	(6,061)
Ooma, Inc.	5,547	0.45%	(14,573)
Total Communications			102,413

Consumer, Non-cyclical
Merck & Company, Inc.	831	1.05%	23,044
Perdoceo Education Corp.	3,394	0.57%	18,722
Exelixis, Inc.	4,466	1.01%	17,101
Innoviva, Inc.	3,175	0.46%	10,959
PayPal Holdings, Inc.	1,151	0.74%	8,612
Molina Healthcare, Inc.	129	0.51%	7,968
Viatris, Inc.	2,751	0.31%	6,358
HCA Healthcare, Inc.	323	1.03%	6,346
Alarm.com Holdings, Inc.	446	0.31%	6,215
Hologic, Inc.	800	0.60%	6,102
Collegium Pharmaceutical, Inc.	828	0.31%	5,792
Supernus Pharmaceuticals, Inc.	987	0.32%	5,679
AbbVie, Inc.	286	0.50%	4,747
Royalty Pharma plc — Class A	2,524	0.73%	3,616
United Therapeutics Corp.	445	0.98%	3,110
Agilent Technologies, Inc.	154	0.21%	2,177
Dynavax Technologies Corp.	3,466	0.41%	2,170
Organon & Co.	1,641	0.30%	1,578
Abbott Laboratories	857	0.93%	1,388
Alkermes plc	695	0.18%	1,241
Johnson & Johnson	513	0.78%	1,078
Amgen, Inc.	147	0.40%	1,038
Neurocrine Biosciences, Inc.	182	0.24%	770
Vertex Pharmaceuticals, Inc.	70	0.28%	145
Thermo Fisher Scientific, Inc.	35	0.19%	(103)
Biogen, Inc.	237	0.49%	(336)
Lantheus Holdings, Inc.	319	0.19%	(753)
Jazz Pharmaceuticals plc	420	0.48%	(1,019)

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Cross Country Healthcare, Inc.	1,131	0.20%	$(4,698)
Bristol-Myers Squibb Co.	1,974	1.02%	(7,773)
Incyte Corp.	1,736	0.95%	(8,717)
Total Consumer, Non-cyclical			122,557

Technology
Applied Materials, Inc.	286	0.56%	14,097
Skyworks Solutions, Inc.	580	0.60%	7,284
Amdocs Ltd.	1,117	0.97%	4,724
Immersion Corp.	7,418	0.53%	4,705
Cirrus Logic, Inc.	241	0.21%	3,828
NetScout Systems, Inc.	1,784	0.37%	1,536
Accenture plc — Class A	163	0.54%	1,477
Dropbox, Inc. — Class A	3,135	0.73%	1,099
Box, Inc. — Class A	1,061	0.29%	1,033
Playtika Holding Corp.	3,542	0.24%	810
Crane NXT Co.	350	0.21%	789
Zoom Video Communications, Inc. — Class A	455	0.28%	727
Progress Software Corp.	552	0.28%	578
Insight Enterprises, Inc.	249	0.44%	426
Xerox Holdings Corp.	1,080	0.18%	32
Photronics, Inc.	972	0.26%	(263)
Adeia, Inc.	2,207	0.23%	(826)
Teradata Corp.	567	0.21%	(2,345)
Adobe, Inc.	85	0.41%	(10,440)
Total Technology			29,271

Financial
MGIC Investment Corp.	5,174	1.11%	39,794
Essent Group Ltd.	1,971	1.12%	28,978
Ambac Financial Group, Inc.	5,755	0.86%	15,229
International Bancshares Corp.	1,096	0.59%	11,630
Mr Cooper Group, Inc.	709	0.53%	10,607
Synchrony Financial	2,129	0.88%	10,374
Preferred Bank/Los Angeles CA	741	0.54%	10,373
Enact Holdings, Inc.	2,914	0.87%	9,688
NMI Holdings, Inc. — Class A	3,441	1.06%	8,838
Regions Financial Corp.	2,834	0.57%	8,694
Hartford Financial Services Group, Inc.	1,071	1.06%	7,729
Affiliated Managers Group, Inc.	283	0.45%	7,126
Walker & Dunlop, Inc.	850	0.82%	6,410
Travelers Companies, Inc.	467	1.03%	4,957
OneMain Holdings, Inc.	1,249	0.61%	3,745
Everest Group Ltd.	139	0.53%	3,695
Innovative Industrial Properties, Inc.	571	0.57%	3,552
Bread Financial Holdings, Inc.	1,783	0.64%	1,602
Janus Henderson Group plc	2,091	0.66%	1,422
Employers Holdings, Inc.	879	0.38%	(185)
Hanmi Financial Corp.	1,348	0.21%	(3,461)
Apartment Income REIT Corp.	3,277	1.02%	(4,831)
Total Financial			185,966

Consumer, Cyclical
Allison Transmission Holdings, Inc.	1,108	0.86%	47,410
Taylor Morrison Home Corp. — Class A	1,767	1.05%	25,899
Lennar Corp. — Class A	636	1.05%	24,428
M/I Homes, Inc.	457	0.60%	21,921
PulteGroup, Inc.	403	0.47%	17,972
Brunswick Corp.	669	0.62%	15,272
KB Home	672	0.46%	14,879
PACCAR, Inc.	632	0.75%	12,541
Monarch Casino & Resort, Inc.	1,284	0.92%	11,511
Build-A-Bear Workshop, Inc. — Class A	1,440	0.41%	10,652
Tri Pointe Homes, Inc.	1,337	0.49%	10,231
GMS, Inc.	1,063	0.99%	9,735
MSC Industrial Direct Company, Inc. — Class A	1,008	0.94%	8,219
Ethan Allen Interiors, Inc.	1,791	0.59%	7,523
Autoliv, Inc.	556	0.64%	6,154
Wabash National Corp.	2,112	0.60%	5,963
Harley-Davidson, Inc.	1,390	0.58%	5,618
Oxford Industries, Inc.	331	0.36%	5,264
Lowe’s Companies, Inc.	422	1.03%	5,233
Boyd Gaming Corp.	772	0.50%	3,956
BorgWarner, Inc.	965	0.32%	2,982
Buckle, Inc.	963	0.37%	2,287
MasterCraft Boat Holdings, Inc.	1,603	0.36%	424
Visteon Corp.	264	0.30%	235
Polaris, Inc.	624	0.60%	(61)
Golden Entertainment, Inc.	1,663	0.59%	(219)
Aptiv plc	494	0.38%	(328)
Dine Brands Global, Inc.	481	0.21%	(1,699)
Standard Motor Products, Inc.	890	0.29%	(1,841)
McDonald’s Corp.	350	0.94%	(3,787)
Total Consumer, Cyclical			268,374

Utilities
Public Service Enterprise Group, Inc.	1,577	1.01%	13,040
Atmos Energy Corp.	889	1.01%	6,246

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
National Fuel Gas Co.	2,025	1.04%	$4,561
Black Hills Corp.	1,770	0.92%	3,566
OGE Energy Corp.	3,018	0.99%	1,718
Total Utilities			29,131

Energy
Marathon Petroleum Corp.	583	1.12%	38,992
Valero Energy Corp.	450	0.73%	25,624
PBF Energy, Inc. — Class A	1,063	0.59%	16,481
CNX Resources Corp.	3,891	0.88%	10,892
Devon Energy Corp.	2,005	0.96%	9,739
CVR Energy, Inc.	2,218	0.76%	8,165
Cheniere Energy, Inc.	667	1.03%	3,042
SandRidge Energy, Inc.	3,141	0.44%	2,937
Chevron Corp.	334	0.50%	2,471
RPC, Inc.	2,785	0.21%	2,126
Par Pacific Holdings, Inc.	1,064	0.38%	269
SolarEdge Technologies, Inc.	307	0.21%	(805)
Total Energy			119,933

Basic Materials
Olin Corp.	895	0.50%	6,184

Government
Banco Latinoamericano de Comercio Exterior S.A. — Class E	2,793	0.79%	19,284
Total GS Equity Long Custom Basket			$1,196,534

GS EQUITY SHORT CUSTOM BASKET
Utilities
AES Corp.	14,820	(1.32)%	$39,043
Portland General Electric Co.	6,041	(1.22)%	23,979
Middlesex Water Co.	3,298	(0.83)%	19,425
California Water Service Group	5,365	(1.20)%	18,524
Alliant Energy Corp.	2,180	(0.53)%	3,310
Ormat Technologies, Inc.	2,731	(0.87)%	(3,871)
American Electric Power Company, Inc.	2,938	(1.22)%	(3,978)
PNM Resources, Inc.	2,537	(0.46)%	(6,002)
FirstEnergy Corp.	3,974	(0.74)%	(8,477)
Pinnacle West Capital Corp.	1,937	(0.70)%	(12,923)
Eversource Energy	4,500	(1.29)%	(14,690)
NRG Energy, Inc.	4,753	(1.55)%	(37,048)
Avangrid, Inc.	8,315	(1.46)%	(49,184)
Total Utilities			(31,892)

Consumer, Non-cyclical
ICF International, Inc.	623	(0.45)%	2,550
Acadia Healthcare Company, Inc.	1,984	(0.76)%	(924)
Insmed, Inc.	4,661	(0.61)%	(1,155)
Tyson Foods, Inc. — Class A	1,600	(0.45)%	(1,734)
Flowers Foods, Inc.	5,328	(0.61)%	(2,709)
CBIZ, Inc.	1,278	(0.48)%	(2,975)
Paylocity Holding Corp.	677	(0.56)%	(4,705)
U-Haul Holding Co.	1,559	(0.51)%	(11,367)
Clorox Co.	1,255	(0.92)%	(11,755)
Utz Brands, Inc.	7,322	(0.65)%	(12,959)
GXO Logistics, Inc.	5,825	(1.51)%	(27,502)
RxSight, Inc.	1,793	(0.44)%	(27,779)
RB Global, Inc.	2,260	(0.83)%	(27,941)
Spectrum Brands Holdings, Inc.	3,286	(1.41)%	(41,423)
TransUnion	2,471	(0.95)%	(44,442)
Pilgrim’s Pride Corp.	8,197	(1.35)%	(84,243)
Total Consumer, Non-cyclical			(301,063)

Basic Materials
Piedmont Lithium, Inc.	9,682	(0.62)%	164,721
Compass Minerals International, Inc.	6,383	(0.48)%	48,321
Novagold Resources, Inc.	43,110	(0.62)%	43,339
Hecla Mining Co.	30,282	(0.70)%	23,356
Air Products and Chemicals, Inc.	417	(0.49)%	(1,062)
Ecolab, Inc.	271	(0.30)%	(9,371)
Kaiser Aluminum Corp.	1,283	(0.55)%	(12,603)
Stepan Co.	1,709	(0.74)%	(14,165)
ATI, Inc.	2,496	(0.61)%	(17,039)
Element Solutions, Inc.	7,977	(0.96)%	(26,482)
Kronos Worldwide, Inc.	18,117	(1.03)%	(48,474)
Century Aluminum Co.	13,840	(1.02)%	(111,092)
Total Basic Materials			39,449

Financial
Kennedy-Wilson Holdings, Inc.	27,827	(1.15)%	163,020
Americold Realty Trust, Inc.	9,461	(1.13)%	70,598
Sun Communities, Inc.	2,031	(1.26)%	68,834
New York Mortgage Trust, Inc.	22,815	(0.79)%	35,398
Marcus & Millichap, Inc.	8,204	(1.35)%	17,779
Ellington Financial, Inc.	17,846	(1.01)%	16,043
TFS Financial Corp.	18,331	(1.11)%	9,620
Equity LifeStyle Properties, Inc.	845	(0.26)%	2,920
Ventas, Inc.	2,854	(0.60)%	1,640
Terreno Realty Corp.	1,433	(0.46)%	(2,580)
UMH Properties, Inc.	7,817	(0.61)%	(2,741)
Iron Mountain, Inc.	2,756	(1.06)%	(3,764)
PotlatchDeltic Corp.	5,453	(1.23)%	(4,073)
Elme Communities	15,124	(1.01)%	(4,533)
Allstate Corp.	366	(0.30)%	(5,862)
Equinix, Inc.	268	(1.06)%	(6,196)

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
American Tower Corp. — Class A	796	(0.76)%	$(6,926)
Moelis & Co. — Class A	2,923	(0.80)%	(7,518)
Howard Hughes Holdings, Inc.	3,269	(1.14)%	(8,265)
State Street Corp.	2,855	(1.06)%	(12,455)
Cannae Holdings, Inc.	7,118	(0.76)%	(13,173)
Jones Lang LaSalle, Inc.	487	(0.46)%	(13,569)
Macerich Co.	10,437	(0.86)%	(14,391)
Digital Realty Trust, Inc.	1,372	(0.95)%	(14,489)
Brighthouse Financial, Inc.	6,194	(1.54)%	(16,344)
Global Net Lease, Inc.	28,951	(1.08)%	(16,617)
Apartment Investment and Management Co. — Class A	31,671	(1.25)%	(26,224)
CBRE Group, Inc. — Class A	1,484	(0.69)%	(29,069)
Welltower, Inc.	3,072	(1.38)%	(39,798)
FTAI Infrastructure, Inc.	15,620	(0.47)%	(40,459)
Carlyle Group, Inc.	4,972	(1.12)%	(52,876)
PennyMac Financial Services, Inc.	2,397	(1.05)%	(60,268)
KKR & Company, Inc. — Class A	2,555	(1.24)%	(102,881)
Total Financial			(119,219)

Energy
NOV, Inc.	16,793	(1.58)%	(6,519)
Dril-Quip, Inc.	11,208	(1.21)%	(10,713)
Antero Resources Corp.	9,141	(1.27)%	(18,941)
Sitio Royalties Corp. — Class A	7,317	(0.87)%	(19,078)
Valaris Ltd.	4,322	(1.56)%	(41,308)
TechnipFMC plc	13,112	(1.58)%	(71,237)
Archrock, Inc.	11,150	(1.05)%	(73,713)
Total Energy			(241,509)

Industrial
NV5 Global, Inc.	1,060	(0.50)%	7,240
Knight-Swift Transportation Holdings, Inc.	1,903	(0.50)%	3,488
Boeing Co.	719	(0.67)%	3,052
XPO, Inc.	1,168	(0.69)%	2,629
J.B. Hunt Transport Services, Inc.	448	(0.43)%	1,084
Exponent, Inc.	2,193	(0.87)%	1,066
RXO, Inc.	10,999	(1.16)%	773
Stericycle, Inc.	3,869	(0.98)%	109
Tetra Tech, Inc.	523	(0.46)%	(842)
Norfolk Southern Corp.	489	(0.60)%	(1,769)
Republic Services, Inc. — Class A	1,244	(1.15)%	(9,899)
Vulcan Materials Co.	288	(0.38)%	(17,462)
Trinity Industries, Inc.	6,069	(0.81)%	(22,926)
Casella Waste Systems, Inc. — Class A	2,701	(1.28)%	(70,311)
Total Industrial			(103,768)

Communications
Boston Omaha Corp. — Class A	8,025	(0.60)%	(4,922)
DoorDash, Inc. — Class A	983	(0.65)%	(42,797)
Total Communications			(47,719)

Technology
Paycor HCM, Inc.	12,919	(1.21)%	31,279
Braze, Inc. — Class A	4,417	(0.94)%	13,414
Take-Two Interactive Software, Inc.	2,009	(1.43)%	9,804
ROBLOX Corp. — Class A	2,322	(0.43)%	5,599
KBR, Inc.	3,264	(1.00)%	(12,617)
Evolent Health, Inc. — Class A	4,636	(0.73)%	(19,888)
Micron Technology, Inc.	1,675	(0.95)%	(40,103)
Parsons Corp.	2,086	(0.83)%	(55,346)
Total Technology			(67,858)

Consumer, Cyclical
Walgreens Boots Alliance, Inc.	8,344	(0.87)%	36,530
Tesla, Inc.	455	(0.38)%	13,096
Dollar Tree, Inc.	923	(0.59)%	6,420
Hyatt Hotels Corp. — Class A	878	(0.67)%	(1,284)
MarineMax, Inc.	4,377	(0.70)%	(5,301)
Dollar General Corp.	592	(0.44)%	(13,021)
DraftKings, Inc. — Class A	2,640	(0.58)%	(15,945)
Copart, Inc.	4,029	(1.12)%	(16,461)
CarMax, Inc.	3,051	(1.28)%	(63,544)
Total Consumer, Cyclical			(59,510)
Total GS Equity Short Custom Basket			$(933,089)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2024
ALPHA OPPORTUNITY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity custom basket swap collateral at March 31, 2024.
[2]	Rate indicated is the 7-day yield as of March 31, 2024.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$37,480,073	$—	$—	$37,480,073
Money Market Fund	1,258,523	—	—	1,258,523
Equity Custom Basket Swap Agreements**	—	2,395,939	—	2,395,939
Total Assets	$38,738,596	$2,395,939	$—	$41,134,535

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Custom Basket Swap Agreements**	$—	$1,844,614	$—	$1,844,614

**	This derivative is reported as unrealized appreciation/depreciation at period end.

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2024

Assets:
Investments, at value (cost $35,049,699)	$38,738,596
Cash	10,597
Unrealized appreciation on OTC swap agreements	2,395,939
Prepaid expenses	53,425
Receivables:
Dividends	24,762
Interest	5,228
Total assets	41,228,547

Liabilities:
Unrealized depreciation on OTC swap agreements	1,844,614
Payable for:
Management fees	25,264
Swap settlement	10,942
Fund accounting/administration fees	3,049
Trustees’ fees*	2,638
Transfer agent/maintenance fees	2,632
Distribution and service fees	1,257
Fund shares redeemed	16
Miscellaneous	16,334
Total liabilities	1,906,746
Net assets	$39,321,801

Net assets consist of:
Paid in capital	$60,040,265
Total distributable earnings (loss)	(20,718,464)
Net assets	$39,321,801
Class A:
Net assets	$3,063,682
Capital shares outstanding	141,916
Net asset value per share	$21.59
Maximum offering price per share (Net asset value divided by 95.25%)	$22.67
Class C:
Net assets	$216,930
Capital shares outstanding	11,500
Net asset value per share	$18.86
Class P:
Net assets	$2,070,398
Capital shares outstanding	95,140
Net asset value per share	$21.76

Institutional Class:
Net assets	$33,970,791
Capital shares outstanding	1,064,911
Net asset value per share	$31.90

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2024

Investment Income:
Dividends	$367,783
Interest	34,957
Total investment income	402,740

Expenses:
Management fees	163,261
Distribution and service fees:
Class A	3,617
Class C	985
Class P	2,410
Transfer agent/maintenance fees:
Class A	3,812
Class C	305
Class P	988
Institutional Class	10,342
Professional fees	21,917
Registration fees	17,416
Fund accounting/administration fees	11,640
Custodian fees	9,285
Trustees’ fees*	8,958
Line of credit fees	692
Miscellaneous	10,096
Recoupment of previously waived fees:
Class A	392
Class C	26
Class P	1,086
Institutional Class	9,799
Total expenses	277,027
Less:
Expenses reimbursed by Adviser:
Class A	(1,574)
Class C	(153)
Class P	(329)
Institutional Class	(3,562)
Expenses waived by Adviser	(6,599)
Total waived/reimbursed expenses	(12,217)
Net expenses	264,810
Net investment income	137,930

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,157,298
Swap agreements	(282,820)
Net realized gain	1,874,478
Net change in unrealized appreciation (depreciation) on:
Investments	3,925,275
Swap agreements	(1,629,464)
Net change in unrealized appreciation (depreciation)	2,295,811
Net realized and unrealized gain	4,170,289
Net increase in net assets resulting from operations	$4,308,219

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

ALPHA OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$137,930	$199,681
Net realized gain on investments	1,874,478	2,370,224
Net change in unrealized appreciation (depreciation) on investments	2,295,811	2,491,104
Net increase in net assets resulting from operations	4,308,219	5,061,009

Distributions to shareholders:
Class A	(17,013)	(19,964)
Class P	(11,717)	(12,413)
Institutional Class	(170,951)	(173,553)
Total distributions to shareholders	(199,681)	(205,930)

Capital share transactions:
Proceeds from sale of shares
Class A	252,675	143,300
Class C	27,176	2,880
Class P	—	51,362
Institutional Class	162,832	779,910
Distributions reinvested
Class A	14,054	17,789
Class P	11,717	12,413
Institutional Class	170,951	173,553
Cost of shares redeemed
Class A	(365,123)	(329,547)
Class C	(25,826)	(34,599)
Class P	(35,663)	(89,028)
Institutional Class	(210,564)	(459,238)
Net increase from capital share transactions	2,229	268,795
Net increase in net assets	4,110,767	5,123,874

Net assets:
Beginning of period	35,211,034	30,087,160
End of period	$39,321,801	$35,211,034

Capital share activity:
Shares sold
Class A	12,309	7,772
Class C	1,502	179
Class P	—	2,642
Institutional Class	5,415	28,646
Shares issued from reinvestment of distributions
Class A	732	1,004
Class P	605	695
Institutional Class	6,030	6,660
Shares redeemed
Class A	(17,852)	(18,034)
Class C	(1,475)	(2,086)
Class P	(1,762)	(4,858)
Institutional Class	(7,371)	(16,727)
Net increase (decrease) in shares	(1,867)	5,893

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$19.37	$16.73	$18.05	$16.89	$17.42	$19.15
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	.07	.07	.10	.11	.12
Net gain (loss) on investments (realized and unrealized)	2.29	2.70	(1.23)	1.27	(.48)	(1.64)
Total from investment operations	2.34	2.77	(1.16)	1.37	(.37)	(1.52)
Less distributions from:
Net investment income	(.12)	(.13)	(.16)	(.21)	(.16)	(.21)
Total distributions	(.12)	(.13)	(.16)	(.21)	(.16)	(.21)
Net asset value, end of period	$21.59	$19.37	$16.73	$18.05	$16.89	$17.42

Total Return[c]	12.15%	16.62%	(6.55%)	8.17%	(2.15%)	(7.97%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,064	$2,842	$2,610	$3,042	$3,429	$7,326
Ratios to average net assets:
Net investment income (loss)	0.49%	0.39%	0.39%	0.56%	0.65%	0.64%
Total expenses[d]	1.88%	1.94%	1.91%	1.94%	1.73%	1.65%
Net expenses[e,f,g]	1.74%	1.74%	1.76%	1.76%	1.69%	1.64%
Portfolio turnover rate	165%	309%	283%	169%	209%	126%

Class C	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$16.88	$14.59	$15.76	$14.71	$15.16	$16.61
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	(.06)	(.06)	(.03)	(.02)	(.03)
Net gain (loss) on investments (realized and unrealized)	2.00	2.35	(1.08)	1.11	(.43)	(1.42)
Total from investment operations	1.98	2.29	(1.14)	1.08	(.45)	(1.45)
Less distributions from:
Net investment income	—	—	(.03)	(.03)	—	—
Total distributions	—	—	(.03)	(.03)	—	—
Net asset value, end of period	$18.86	$16.88	$14.59	$15.76	$14.71	$15.16

Total Return[c]	11.73%	15.70%	(7.25%)	7.37%	(2.97%)	(8.73%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$217	$194	$195	$277	$354	$702
Ratios to average net assets:
Net investment income (loss)	(0.28%)	(0.36%)	(0.37%)	(0.19%)	(0.15%)	(0.20%)
Total expenses[d]	2.68%	2.77%	2.75%	2.75%	2.72%	2.55%
Net expenses[e,f,g]	2.49%	2.50%	2.51%	2.51%	2.51%	2.48%
Portfolio turnover rate	165%	309%	283%	169%	209%	126%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$19.52	$16.87	$18.21	$17.06	$17.56	$19.23
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	.07	.07	.10	.12	.11
Net gain (loss) on investments (realized and unrealized)	2.31	2.71	(1.24)	1.28	(.49)	(1.64)
Total from investment operations	2.36	2.78	(1.17)	1.38	(.37)	(1.53)
Less distributions from:
Net investment income	(.12)	(.13)	(.17)	(.23)	(.13)	(.14)
Total distributions	(.12)	(.13)	(.17)	(.23)	(.13)	(.14)
Net asset value, end of period	$21.76	$19.52	$16.87	$18.21	$17.06	$17.56

Total Return	12.12%	16.60%	(6.54%)	8.17%	(2.11%)	(7.99%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,070	$1,880	$1,650	$1,855	$1,161	$1,905
Ratios to average net assets:
Net investment income (loss)	0.48%	0.39%	0.39%	0.54%	0.70%	0.59%
Total expenses[d]	1.81%	1.87%	1.82%	1.96%	1.67%	1.67%
Net expenses[e,f,g]	1.74%	1.74%	1.76%	1.76%	1.64%	1.66%
Portfolio turnover rate	165%	309%	283%	169%	209%	126%

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$28.56	$24.59	$26.44	$24.65	$25.37	$27.77
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	.17	.17	.22	.25	.28
Net gain (loss) on investments (realized and unrealized)	3.38	3.97	(1.81)	1.85	(.72)	(2.37)
Total from investment operations	3.50	4.14	(1.64)	2.07	(.47)	(2.09)
Less distributions from:
Net investment income	(.16)	(.17)	(.21)	(.28)	(.25)	(.31)
Total distributions	(.16)	(.17)	(.21)	(.28)	(.25)	(.31)
Net asset value, end of period	$31.90	$28.56	$24.59	$26.44	$24.65	$25.37

Total Return	12.33%	16.89%	(6.31%)	8.46%	(1.87%)	(7.57%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,971	$30,296	$25,632	$29,778	$32,260	$79,318
Ratios to average net assets:
Net investment income (loss)	0.81%	0.64%	0.64%	0.82%	1.00%	1.05%
Total expenses[d]	1.47%	1.56%	1.54%	1.58%	1.36%	1.22%
Net expenses[e,f,g]	1.41%	1.49%	1.51%	1.50%	1.36%	1.21%
Portfolio turnover rate	165%	309%	283%	169%	209%	126%

[a]	Unaudited figures for the period ended March 31, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/24	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	0.03%	0.02%	0.02%	0.01%	0.02%	0.09%
Class C	0.03%	0.02%	0.03%	0.01%	0.01%	0.04%
Class P	0.11%	0.02%	0.03%	0.01%	0.01%	0.03%
Institutional Class	0.06%	0.04%	0.06%	0.02%	0.00%*	0.00%*

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	03/31/24	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	1.73%	1.74%	1.76%	1.76%	1.69%	1.64%
Class C	2.48%	2.49%	2.51%	2.51%	2.51%	2.48%
Class P	1.73%	1.74%	1.76%	1.76%	1.64%	1.66%
Institutional Class	1.41%	1.48%	1.50%	1.50%	1.36%	1.21%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

LARGE CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Class A	August 7, 1944
Class C	January 29, 1999
Class P	May 1, 2015
Institutional Class	June 7, 2013

Ten Largest Holdings	% of Total Net Assets
iShares Russell 1000 Value ETF	3.6%
Berkshire Hathaway, Inc. — Class B	2.7%
Verizon Communications, Inc.	2.6%
ConocoPhillips	2.6%
Bank of America Corp.	2.6%
Chevron Corp.	2.5%
Walmart, Inc.	2.0%
JPMorgan Chase & Co.	1.8%
Diamondback Energy, Inc.	1.8%
Alphabet, Inc. — Class A	1.7%
Top Ten Total	23.9%

“Ten Largest Holdings” excludes any temporary cash investments.

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Average Annual Returns*

Periods Ended March 31, 2024

	6 Month†	1 Year	5 Year	10 Year
Class A Shares	17.48%	18.73%	10.79%	8.82%
Class A Shares with sales charge‡	11.90%	13.10%	9.72%	8.29%
Class C Shares	17.05%	17.83%	9.97%	8.00%
Class C Shares with CDSC§	16.05%	16.83%	9.97%	8.00%
Institutional Class Shares	17.64%	19.02%	11.07%	9.08%
Russell 1000 Value Index	19.34%	20.27%	10.32%	9.01%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
Class P Shares	17.48%	18.70%	10.79%	9.10%
Russell 1000 Value Index	19.34%	20.27%	10.32%	8.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2024
LARGE CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 95.7%

Financial - 18.2%
Berkshire Hathaway, Inc. — Class B*	2,471	$1,039,105
Bank of America Corp.	26,532	1,006,093
JPMorgan Chase & Co.	3,590	719,077
Jefferies Financial Group, Inc.	12,178	537,050
Charles Schwab Corp.	6,546	473,537
First Horizon Corp.	30,507	469,808
Goldman Sachs Group, Inc.	1,059	442,334
Wells Fargo & Co.	7,241	419,688
Unum Group	7,213	387,050
American Tower Corp. — Class A REIT	1,929	381,151
Mastercard, Inc. — Class A	789	379,959
Synovus Financial Corp.	9,411	377,005
STAG Industrial, Inc. REIT	6,837	262,814
Markel Group, Inc.*	144	219,093
Total Financial		7,113,764

Consumer, Non-cyclical - 15.2%
Johnson & Johnson	4,170	659,652
Tyson Foods, Inc. — Class A	11,064	649,789
Medtronic plc	6,416	559,154
PayPal Holdings, Inc.*	7,205	482,663
Humana, Inc.	1,306	452,816
Encompass Health Corp.	5,404	446,262
Merck & Company, Inc.	3,339	440,581
Archer-Daniels-Midland Co.	6,265	393,505
HCA Healthcare, Inc.	1,156	385,561
Ingredion, Inc.	3,299	385,488
Coca-Cola Co.	6,081	372,036
Bunge Global S.A.	3,038	311,456
Euronet Worldwide, Inc.*	2,372	260,754
Pfizer, Inc.	4,745	131,674
Total Consumer, Non-cyclical		5,931,391

Technology - 12.6%
QUALCOMM, Inc.	3,447	583,577
Microsoft Corp.	1,371	576,807
Leidos Holdings, Inc.	4,014	526,195
Fortinet, Inc.*	7,101	485,070
Teradyne, Inc.	4,240	478,399
KLA Corp.	684	477,822
Fiserv, Inc.*	2,949	471,309
NXP Semiconductor N.V.	1,826	452,428
Applied Materials, Inc.	1,742	359,253
Intel Corp.	5,968	263,606
Amdocs Ltd.	2,549	230,353
Total Technology		4,904,819

Energy - 12.2%
ConocoPhillips	7,974	1,014,931
Chevron Corp.	6,300	993,762
Diamondback Energy, Inc.	3,541	701,720
Pioneer Natural Resources Co.	1,695	444,937
Coterra Energy, Inc. — Class A	15,804	440,615
Equities Corp.	9,397	348,347
Marathon Oil Corp.	12,079	342,319
Kinder Morgan, Inc.	16,847	308,974
Range Resources Corp.	5,505	189,537
Total Energy		4,785,142

Consumer, Cyclical - 9.4%
Walmart, Inc.	12,996	781,970
Delta Air Lines, Inc.	11,162	534,325
Ferguson plc	1,981	432,710
Levi Strauss & Co. — Class A	21,539	430,565
Lear Corp.	2,877	416,820
Crocs, Inc.*	2,290	329,302
Whirlpool Corp.	2,259	270,244
Southwest Airlines Co.	9,056	264,344
Advance Auto Parts, Inc.	2,570	218,681
Total Consumer, Cyclical		3,678,961

Industrial - 9.3%
Eagle Materials, Inc.	2,488	676,114
Curtiss-Wright Corp.	2,347	600,691
Johnson Controls International plc	8,932	583,438
Knight-Swift Transportation Holdings, Inc.	9,555	525,716
L3Harris Technologies, Inc.	2,153	458,805
Advanced Energy Industries, Inc.	4,251	433,517
Teledyne Technologies, Inc.*	840	360,629
Total Industrial		3,638,910

Communications - 6.8%
Verizon Communications, Inc.	24,434	1,025,251
Alphabet, Inc. — Class A*	4,480	676,166
Walt Disney Co.	4,030	493,111
T-Mobile US, Inc.	1,466	239,280
AT&T, Inc.	12,462	219,331
Total Communications		2,653,139

Utilities - 6.2%
OGE Energy Corp.	18,873	647,344
Edison International	7,613	538,468
Pinnacle West Capital Corp.	6,179	461,757
Exelon Corp.	11,169	419,619
Duke Energy Corp.	3,475	336,067
Total Utilities		2,403,255

Basic Materials - 5.8%
Nucor Corp.	2,541	502,864
Freeport-McMoRan, Inc.	9,272	435,970
Westlake Corp.	2,839	433,799
Reliance, Inc.	1,014	338,858
DuPont de Nemours, Inc.	4,043	309,977
Huntsman Corp.	8,911	231,953
Total Basic Materials		2,253,421

Total Common Stocks
(Cost $28,945,466)		37,362,802

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2024
LARGE CAP VALUE FUND

	Shares	Value
EXCHANGE-TRADED FUNDS† - 3.6%
iShares Russell 1000 Value ETF	7,953	$1,424,462
Total Exchange-Traded Funds
(Cost $1,121,233)		1,424,462

MONEY MARKET FUND† - 0.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.19%[1]	237,699	237,699
Total Money Market Fund
(Cost $237,699)		237,699

Total Investments - 99.9%
(Cost $30,304,398)		$39,024,963
Other Assets & Liabilities, net - 0.1%		31,520
Total Net Assets - 100.0%		$39,056,483

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of March 31, 2024.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$37,362,802	$—	$—	$37,362,802
Exchange-Traded Funds	1,424,462	—	—	1,424,462
Money Market Fund	237,699	—	—	237,699
Total Assets	$39,024,963	$—	$—	$39,024,963

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

LARGE CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2024

Assets:
Investments, at value (cost $30,304,398)	$39,024,963
Cash	10,145
Prepaid expenses	43,337
Receivables:
Dividends	42,245
Interest	1,431
Fund shares sold	477
Total assets	39,122,598

Liabilities:
Payable for:
Fund shares redeemed	20,109
Management fees	14,553
Professional fees	12,777
Distribution and service fees	8,273
Printing fees	3,557
Fund accounting /administration fees	2,960
Transfer agent/maintenance fees	2,111
Trustees’ fees*	144
Due to Investment Adviser	36
Miscellaneous	1,595
Total liabilities	66,115
Net assets	$39,056,483

Net assets consist of:
Paid in capital	$29,561,390
Total distributable earnings (loss)	9,495,093
Net assets	$39,056,483
Class A:
Net assets	$35,281,900
Capital shares outstanding	737,548
Net asset value per share	$47.84
Maximum offering price per share (Net asset value divided by 95.25%)	$50.23
Class C:
Net assets	$1,156,323
Capital shares outstanding	27,329
Net asset value per share	$42.31
Class P:
Net assets	$94,062
Capital shares outstanding	1,973
Net asset value per share	$47.67

Institutional Class:
Net assets	$2,524,198
Capital shares outstanding	53,847
Net asset value per share	$46.88

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding tax of $555)	$442,324
Interest	16,452
Total investment income	458,776

Expenses:
Management fees	116,975
Distribution and service fees:
Class A	40,863
Class C	5,857
Class P	108
Transfer agent/maintenance fees:
Class A	26,693
Class C	1,499
Class P	118
Institutional Class	2,488
Professional fees	19,127
Registration fees	16,545
Fund accounting/administration fees	11,583
Trustees’ fees*	6,408
Custodian fees	1,790
Line of credit fees	730
Miscellaneous	14,008
Recoupment of previously waived fees:
Class A	58
Class C	3
Total expenses	264,853
Less:
Expenses reimbursed by Adviser:
Class A	(26,627)
Class C	(1,490)
Class P	(121)
Institutional Class	(2,489)
Expenses waived by Adviser	(29,798)
Total waived/reimbursed expenses	(60,525)
Net expenses	204,328
Net investment income	254,448

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	567,086
Net realized gain	567,086
Net change in unrealized appreciation (depreciation) on:
Investments	5,081,803
Net change in unrealized appreciation (depreciation)	5,081,803
Net realized and unrealized gain	5,648,889
Net increase in net assets resulting from operations	$5,903,337

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$254,448	$513,399
Net realized gain on investments	567,086	4,048,731
Net change in unrealized appreciation (depreciation) on investments	5,081,803	863,434
Net increase in net assets resulting from operations	5,903,337	5,425,564

Distributions to shareholders:
Class A	(3,614,984)	(2,952,899)
Class C	(133,562)	(151,235)
Class P	(9,665)	(8,525)
Institutional Class	(215,928)	(518,877)
Total distributions to shareholders	(3,974,139)	(3,631,536)

Capital share transactions:
Proceeds from sale of shares
Class A	422,904	1,050,924
Class C	86,141	236,441
Class P	85	5,872
Institutional Class	865,614	1,317,443
Distributions reinvested
Class A	3,537,482	2,884,298
Class C	133,562	137,939
Class P	9,665	8,525
Institutional Class	215,928	518,877
Cost of shares redeemed
Class A	(2,288,462)	(4,238,196)
Class C	(336,060)	(876,269)
Class P	(3,906)	(33,478)
Institutional Class	(714,946)	(5,335,058)
Net increase (decrease) from capital share transactions	1,928,007	(4,322,682)
Net increase (decrease) in net assets	3,857,205	(2,528,654)

Net assets:
Beginning of period	35,199,278	37,727,932
End of period	$39,056,483	$35,199,278

Capital share activity:
Shares sold
Class A	9,371	22,456
Class C	2,158	5,650
Class P	2	129
Institutional Class	19,561	29,033
Shares issued from reinvestment of distributions
Class A	80,968	63,832
Class C	3,449	3,405
Class P	222	189
Institutional Class	5,047	11,697
Shares redeemed
Class A	(50,643)	(90,872)
Class C	(8,393)	(20,843)
Class P	(88)	(706)
Institutional Class	(15,931)	(117,251)
Net increase (decrease) in shares	45,723	(93,281)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$45.66	$43.75	$50.08	$38.17	$43.56	$48.08
Income (loss) from investment operations:
Net investment income (loss)[b]	.32	.61	.56	.41	.97	.62
Net gain (loss) on investments (realized and unrealized)	7.16	5.55	(3.40)	14.51	(2.97)	(2.66)
Total from investment operations	7.48	6.16	(2.84)	14.92	(2.00)	(2.04)
Less distributions from:
Net investment income	(.70)	(.52)	(.43)	(1.30)	(.70)	(.36)
Net realized gains	(4.60)	(3.73)	(3.06)	(1.71)	(2.69)	(2.12)
Total distributions	(5.30)	(4.25)	(3.49)	(3.01)	(3.39)	(2.48)
Net asset value, end of period	$47.84	$45.66	$43.75	$50.08	$38.17	$43.56

Total Return[c]	17.48%	14.19%	(6.43%)	40.59%	(5.58%)	(3.59%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,282	$31,862	$30,733	$36,678	$28,548	$53,248
Ratios to average net assets:
Net investment income (loss)	1.42%	1.32%	1.11%	0.88%	2.40%	1.42%
Total expenses[d]	1.45%	1.47%	1.41%	1.47%	1.46%	1.31%
Net expenses[e,f,g]	1.13%	1.12%	1.13%	1.15%	1.15%	1.15%
Portfolio turnover rate	10%	19%	33%	19%	25%	37%

Class C	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$40.68	$39.44	$45.43	$34.79	$39.77	$44.03
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.24	.18	.05	.62	.26
Net gain (loss) on investments (realized and unrealized)	6.36	5.00	(3.07)	13.23	(2.74)	(2.40)
Total from investment operations	6.49	5.24	(2.89)	13.28	(2.12)	(2.14)
Less distributions from:
Net investment income	(.26)	(.27)	(.04)	(.93)	(.17)	—
Net realized gains	(4.60)	(3.73)	(3.06)	(1.71)	(2.69)	(2.12)
Total distributions	(4.86)	(4.00)	(3.10)	(2.64)	(2.86)	(2.12)
Net asset value, end of period	$42.31	$40.68	$39.44	$45.43	$34.79	$39.77

Total Return[c]	17.05%	13.33%	(7.13%)	39.55%	(6.30%)	(4.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,156	$1,225	$1,653	$1,191	$911	$1,533
Ratios to average net assets:
Net investment income (loss)	0.67%	0.57%	0.39%	0.12%	1.69%	0.66%
Total expenses[d]	2.30%	2.28%	2.29%	2.36%	2.43%	2.18%
Net expenses[e,f,g]	1.88%	1.87%	1.88%	1.89%	1.90%	1.90%
Portfolio turnover rate	10%	19%	33%	19%	25%	37%

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$45.53	$43.59	$49.91	$38.06	$43.46	$48.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.32	.62	.53	.41	.83	.61
Net gain (loss) on investments (realized and unrealized)	7.12	5.52	(3.34)	14.46	(2.82)	(2.64)
Total from investment operations	7.44	6.14	(2.81)	14.87	(1.99)	(2.03)
Less distributions from:
Net investment income	(.70)	(.47)	(.45)	(1.31)	(.72)	(.39)
Net realized gains	(4.60)	(3.73)	(3.06)	(1.71)	(2.69)	(2.12)
Total distributions	(5.30)	(4.20)	(3.51)	(3.02)	(3.41)	(2.51)
Net asset value, end of period	$47.67	$45.53	$43.59	$49.91	$38.06	$43.46

Total Return	17.48%	14.19%	(6.44%)	40.60%	(5.58%)	(3.58%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$94	$84	$97	$194	$170	$155
Ratios to average net assets:
Net investment income (loss)	1.43%	1.33%	1.05%	0.87%	2.12%	1.41%
Total expenses[d]	1.56%	1.70%	1.67%	1.71%	1.72%	1.60%
Net expenses[e,f,g]	1.13%	1.12%	1.14%	1.15%	1.15%	1.15%
Portfolio turnover rate	10%	19%	33%	19%	25%	37%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$44.90	$43.11	$49.39	$37.71	$43.08	$47.60
Income (loss) from investment operations:
Net investment income (loss)[b]	.37	.74	.71	.52	.98	.71
Net gain (loss) on investments (realized and unrealized)	7.04	5.43	(3.38)	14.31	(2.84)	(2.63)
Total from investment operations	7.41	6.17	(2.67)	14.83	(1.86)	(1.92)
Less distributions from:
Net investment income	(.83)	(.65)	(.55)	(1.44)	(.82)	(.48)
Net realized gains	(4.60)	(3.73)	(3.06)	(1.71)	(2.69)	(2.12)
Total distributions	(5.43)	(4.38)	(3.61)	(3.15)	(3.51)	(2.60)
Net asset value, end of period	$46.88	$44.90	$43.11	$49.39	$37.71	$43.08

Total Return	17.64%	14.48%	(6.20%)	40.93%	(5.35%)	(3.33%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,524	$2,028	$5,246	$1,364	$477	$798
Ratios to average net assets:
Net investment income (loss)	1.67%	1.61%	1.46%	1.10%	2.50%	1.65%
Total expenses[d]	1.28%	1.21%	1.15%	1.24%	1.35%	1.14%
Net expenses[e,f,g]	0.87%	0.87%	0.88%	0.89%	0.90%	0.90%
Portfolio turnover rate	10%	19%	33%	19%	25%	37%

[a]	Unaudited figures for the period ended March 31, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/24[a]	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	0.00%*	—	—	0.00%*	0.00%*	0.00%*
Class C	0.00%*	—	—	0.00%*	—	0.00%*
Class P	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	03/31/24[a]	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	1.12%	1.12%	1.13%	1.14%	1.15%	1.15%
Class C	1.87%	1.87%	1.88%	1.89%	1.90%	1.90%
Class P	1.12%	1.12%	1.13%	1.14%	1.15%	1.15%
Institutional Class	0.87%	0.87%	0.88%	0.89%	0.90%	0.90%

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

MARKET NEUTRAL REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation, while limiting exposure to general stock market risk.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Class A	February 26, 2016
Class C	February 26, 2016
Class P	February 26, 2016
Institutional Class	February 26, 2016

Ten Largest Holdings	% of Total Net Assets
Ryman Hospitality Properties, Inc.	5.0%
Invitation Homes, Inc.	4.1%
Rexford Industrial Realty, Inc.	3.7%
Alexandria Real Estate Equities, Inc.	3.4%
Host Hotels & Resorts, Inc.	3.2%
Sabra Health Care REIT, Inc.	3.2%
Ventas, Inc.	3.2%
VICI Properties, Inc.	3.2%
Digital Realty Trust, Inc.	3.1%
Gaming and Leisure Properties, Inc.	3.1%
Top Ten Total	35.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Average Annual Returns*

Periods Ended March 31, 2024

	6 Month†	1 Year	5 Year	Since Inception (02/26/16)
Class A Shares	2.29%	2.33%	2.33%	2.68%
Class A Shares with sales charge‡	(2.57%)	(2.53%)	1.34%	2.07%
Class C Shares	1.91%	1.56%	1.55%	1.90%
Class C Shares with CDSC§	0.91%	0.56%	1.55%	1.90%
Class P Shares	2.32%	2.32%	2.32%	2.63%
Institutional Class Shares	2.41%	2.59%	2.57%	2.91%
ICE BofA 3-Month U.S. Treasury Bill Index	2.69%	5.27%	2.03%	1.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2024
MARKET NEUTRAL REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 68.9%

REITs - 68.9%
REITs-Diversified — 12.9%
VICI Properties, Inc.	44,913	$1,337,958
Digital Realty Trust, Inc.	9,093	1,309,756
Gaming and Leisure Properties, Inc.	28,121	1,295,535
InvenTrust Properties Corp.	33,508	861,491
Equinix, Inc.	795	656,137
Total REITs-Diversified		5,460,877

REITs-Health Care - 10.9%
Sabra Health Care REIT, Inc.	92,653	1,368,485
Ventas, Inc.	31,371	1,365,893
CareTrust REIT, Inc.	44,118	1,075,156
Healthpeak Properties, Inc.	43,024	806,700
Total REITs-Health Care		4,616,234

REITs-Office Property - 10.2%
Alexandria Real Estate Equities, Inc.	11,256	1,451,011
Vornado Realty Trust	31,077	894,085
Boston Properties, Inc.	13,235	864,378
Kilroy Realty Corp.	18,629	678,654
Highwoods Properties, Inc.	17,817	466,449
Total REITs-Office Property		4,354,577

REITs-Hotels - 8.2%
Ryman Hospitality Properties, Inc.	18,265	2,111,617
Host Hotels & Resorts, Inc.	66,388	1,372,904
Total REITs-Hotels		3,484,521

REITs-Shopping Centers - 7.8%
Brixmor Property Group, Inc.	37,277	874,146
Kite Realty Group Trust	39,177	849,357
Kimco Realty Corp.	41,566	815,109
Retail Opportunity Investments Corp.	60,549	776,238
Total REITs-Shopping Centers		3,314,850

REITs- 68.9%
REITs-Apartments - 7.5%
Invitation Homes, Inc.	49,040	1,746,314
Equity Residential	11,196	706,580
American Homes 4 Rent — Class A	18,964	697,496
Total REITs-Apartments		3,150,390

REITs-Warehouse/Industries - 5.1%
Rexford Industrial Realty, Inc.	31,156	1,567,147
Americold Realty Trust, Inc.	23,563	587,190
Total REITs-Warehouse/Industries		2,154,337

REITs-Regional Malls - 3.0%
Simon Property Group, Inc.	8,165	1,277,741

REITs-Manufactured Homes - 1.8%
Sun Communities, Inc.	6,030	775,337

REITs-Storage - 1.5%
Extra Space Storage, Inc.	4,346	638,862
Total REITs		29,227,726

Total Common Stocks
(Cost $26,687,876)		29,227,726

MONEY MARKET FUND† - 29.1%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 5.22%[1]	12,357,801	12,357,801
Total Money Market Fund
(Cost $12,357,801)		12,357,801

Total Investments - 98.0%
(Cost $39,045,677)		$41,585,527
Other Assets & Liabilities, net - 2.0%		856,457
Total Net Assets - 100.0%		$42,441,984

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation
OTC Custom Basket Swap Agreements Sold Short††
Goldman Sachs International	GS Equity Custom Basket	Receive	5.13% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	$14,239,518	$503,916
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Receive	5.00% (Federal Funds Rate - 0.33%)	At Maturity	11/22/24	14,239,511	503,320
						$28,479,029	$1,007,236

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MARKET NEUTRAL REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY SHORT CUSTOM BASKET
Financial
Douglas Emmett, Inc.	61,781	(6.02)%	$502,110
Broadstone Net Lease, Inc.	29,595	(3.26)%	235,319
Realty Income Corp.	17,050	(6.48)%	224,333
Camden Property Trust	6,678	(4.61)%	131,368
Apartment Income REIT Corp.	13,996	(3.19)%	113,490
Service Properties Trust	29,743	(1.42)%	70,399
Mid-America Apartment Communities, Inc.	4,928	(4.55)%	65,878
JBG SMITH Properties	53,233	(6.00)%	50,481
LTC Properties, Inc.	16,292	(3.72)%	5,735
Cousins Properties, Inc.	9,786	(1.65)%	(21,996)
Federal Realty Investment Trust	9,656	(6.92)%	(31,785)
Pebblebrook Hotel Trust	32,629	(3.53)%	(37,368)
EastGroup Properties, Inc.	2,002	(2.53)%	(45,764)
Sunstone Hotel Investors, Inc.	67,787	(5.30)%	(92,962)
Omega Healthcare Investors, Inc.	28,689	(6.38)%	(100,892)
National Health Investors, Inc.	10,162	(4.48)%	(102,666)
Phillips Edison & Company, Inc.	31,953	(8.05)%	(108,612)
STAG Industrial, Inc.	21,912	(5.92)%	(116,011)
Macerich Co.	40,705	(4.93)%	(256,528)
Total Financial			484,529

Exchange-Traded Funds
Vanguard Real Estate ETF	18,209	(11.06)%	18,791
Total MS Equity Short Custom Basket			$503,320

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS EQUITY SHORT CUSTOM BASKET
Financial
Douglas Emmett, Inc.	61,781	(6.02)%	$503,690
Broadstone Net Lease, Inc.	29,595	(3.26)%	228,209
Realty Income Corp.	17,050	(6.48)%	223,408
Camden Property Trust	6,678	(4.61)%	131,163
Apartment Income REIT Corp.	13,996	(3.19)%	113,123
Service Properties Trust	29,743	(1.42)%	71,480
Mid-America Apartment Communities, Inc.	4,928	(4.55)%	66,082
JBG SMITH Properties	53,233	(6.00)%	48,438
LTC Properties, Inc.	16,292	(3.72)%	3,841
Cousins Properties, Inc.	9,786	(1.65)%	(21,973)
Federal Realty Investment Trust	9,656	(6.92)%	(33,140)
Pebblebrook Hotel Trust	32,629	(3.53)%	(35,967)
EastGroup Properties, Inc.	2,002	(2.53)%	(46,085)
Sunstone Hotel Investors, Inc.	67,787	(5.30)%	(91,279)
Omega Healthcare Investors, Inc.	28,689	(6.38)%	(103,138)
National Health Investors, Inc.	10,162	(4.48)%	(105,021)
Phillips Edison & Company, Inc.	31,953	(8.05)%	(115,218)
STAG Industrial, Inc.	21,912	(5.92)%	(116,941)
Macerich Co.	40,705	(4.93)%	(241,544)
Total Financial			479,128

Exchange-Traded Funds
Vanguard Real Estate ETF	18,209	(11.06)%	24,788
Total GS Equity Short Custom Basket			$503,916

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2024
MARKET NEUTRAL REAL ESTATE FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of March 31, 2024.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$29,227,726	$—	$—	$29,227,726
Money Market Fund	12,357,801	—	—	12,357,801
Equity Custom Basket Swap Agreements**	—	1,007,236	—	1,007,236
Total Assets	$41,585,527	$1,007,236	$—	$42,592,763

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

MARKET NEUTRAL REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2024

Assets:
Investments, at value (cost $39,045,677)	$41,585,527
Cash	246,238
Segregated cash with broker	410,000
Unrealized appreciation on OTC swap agreements	1,007,236
Prepaid expenses	50,438
Receivables:
Dividends	170,490
Fund shares sold	61,268
Interest	49,275
Total assets	43,580,472

Liabilities:
Segregated cash due to broker	500,000
Payable for:
Swap settlement	284,950
Securities purchased	270,000
Management fees	35,567
Fund shares redeemed	7,613
Transfer agent/maintenance fees	4,451
Fund accounting/administration fees	2,975
Trustees’ fees*	2,381
Distribution and service fees	302
Due to Investment Adviser	6
Miscellaneous	30,243
Total liabilities	1,138,488
Net assets	$42,441,984

Net assets consist of:
Paid in capital	$43,312,023
Total distributable earnings (loss)	(870,039)
Net assets	$42,441,984
Class A:
Net assets	$324,326
Capital shares outstanding	11,901
Net asset value per share	$27.25
Maximum offering price per share (Net asset value divided by 95.25%)	$28.61
Class C:
Net assets	$44,323
Capital shares outstanding	1,702
Net asset value per share	$26.04
Class P:
Net assets	$746,317
Capital shares outstanding	28,380
Net asset value per share	$26.30

Institutional Class:
Net assets	$41,327,018
Capital shares outstanding	1,532,894
Net asset value per share	$26.96

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2024

Investment Income:
Dividends	$635,257
Interest	315,216
Total investment income	950,473

Expenses:
Management fees	243,602
Distribution and service fees:
Class A	444
Class C	644
Class P	1,108
Transfer agent/maintenance fees:
Class A	482
Class C	193
Class P	317
Institutional Class	31,549
Registration fees	37,372
Professional fees	23,865
Fund accounting/administration fees	13,231
Trustees’ fees*	8,784
Interest expense	7,014
Custodian fees	3,611
Line of credit fees	933
Miscellaneous	7,313
Total expenses	380,462
Less:
Expenses reimbursed by Adviser:
Class A	(469)
Class C	(189)
Class P	(294)
Institutional Class	(30,042)
Expenses waived by Adviser	(35,562)
Total waived/reimbursed expenses	(66,556)
Net expenses	313,906
Net investment income	636,567

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(734,420)
Swap agreements	(657,885)
Net realized loss	(1,392,305)
Net change in unrealized appreciation (depreciation) on:
Investments	4,813,544
Swap agreements	(2,892,951)
Net change in unrealized appreciation (depreciation)	1,920,593
Net realized and unrealized gain	528,288
Net increase in net assets resulting from operations	$1,164,855

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MARKET NEUTRAL REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$636,567	$1,127,209
Net realized gain (loss) on investments	(1,392,305)	272,163
Net change in unrealized appreciation (depreciation) on investments	1,920,593	(836,795)
Net increase in net assets resulting from operations	1,164,855	562,577

Distributions to shareholders:
Class A	(7,322)	—
Class C	(614)	—
Class P	(22,159)	—
Institutional Class	(1,109,073)	(111,384)
Total distributions to shareholders	(1,139,168)	(111,384)

Capital share transactions:
Proceeds from sale of shares
Class A	—	9,606
Class C	180	360
Class P	2,030	9,676
Institutional Class	4,474,929	14,559,299
Distributions reinvested
Class A	7,322	—
Class C	614	—
Class P	22,159	—
Institutional Class	1,108,787	111,379
Cost of shares redeemed
Class A	(124,891)	(15,667)
Class C	(171,889)	(19,120)
Class P	(361,229)	(636,059)
Institutional Class	(11,532,119)	(11,897,103)
Net increase (decrease) from capital share transactions	(6,574,107)	2,122,371
Net increase (decrease) in net assets	(6,548,420)	2,573,564

Net assets:
Beginning of period	48,990,404	46,416,840
End of period	$42,441,984	$48,990,404

Capital share activity:
Shares sold
Class A	—	359
Class C	7	14
Class P	78	368
Institutional Class	166,129	543,333
Shares issued from reinvestment of distributions
Class A	271	—
Class C	24	—
Class P	850	—
Institutional Class	41,543	4,185
Shares redeemed
Class A	(4,488)	(579)
Class C	(6,578)	(753)
Class P	(13,667)	(24,402)
Institutional Class	(422,921)	(444,521)
Net increase (decrease) in shares	(238,752)	78,004

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$27.26	$27.00	$27.78	$28.18	$26.95	$25.16
Income (loss) from investment operations:
Net investment income (loss)[b]	.35	.57	(.07)	(.08)	(.02)	.25
Net gain (loss) on investments (realized and unrealized)	.27	(.31)	(.71)	(.24)	2.30	1.78
Total from investment operations	.62	.26	(.78)	(.32)	2.28	2.03
Less distributions from:
Net investment income	(.63)	—	—	(.02)	(.25)	(.01)
Net realized gains	—	—	—	(.06)	(.80)	(.23)
Total distributions	(.63)	—	—	(.08)	(1.05)	(.24)
Net asset value, end of period	$27.25	$27.26	$27.00	$27.78	$28.18	$26.95

Total Return[c]	2.29%	0.96%	(2.81%)	(1.14%)	8.81%	8.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$324	$439	$441	$1,867	$11,723	$2,766
Ratios to average net assets:
Net investment income (loss)	2.55%	2.11%	(0.25%)	(0.29%)	(0.06%)	0.96%
Total expenses[d]	2.09%	2.20%	2.42%	2.08%	2.38%	3.99%
Net expenses[e,f,g]	1.67%	1.63%	1.64%	1.64%	1.65%	1.62%
Portfolio turnover rate	56%	55%	49%	264%	355%	180%

Class C	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$25.72	$25.67	$26.61	$27.20	$26.07	$24.67
Income (loss) from investment operations:
Net investment income (loss)[b]	.17	.34	(.19)	(.22)	(.15)	.05
Net gain (loss) on investments (realized and unrealized)	.31	(.29)	(.75)	(.29)	2.16	1.70
Total from investment operations	.48	.05	(.94)	(.51)	2.01	1.75
Less distributions from:
Net investment income	(.16)	—	—	(.02)	(.08)	(.12)
Net realized gains	—	—	—	(.06)	(.80)	(.23)
Total distributions	(.16)	—	—	(.08)	(.88)	(.35)
Net asset value, end of period	$26.04	$25.72	$25.67	$26.61	$27.20	$26.07

Total Return[c]	1.91%	0.19%	(3.53%)	(1.88%)	7.99%	7.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44	$212	$231	$242	$333	$135
Ratios to average net assets:
Net investment income (loss)	1.29%	1.33%	(0.72%)	(0.83%)	(0.56%)	0.18%
Total expenses[d]	2.89%	2.66%	2.72%	2.71%	3.17%	4.66%
Net expenses[e,f,g]	2.45%	2.38%	2.39%	2.39%	2.40%	2.40%
Portfolio turnover rate	56%	55%	49%	264%	355%	180%

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$26.32	$26.07	$26.83	$27.23	$26.10	$25.14
Income (loss) from investment operations:
Net investment income (loss)[b]	.35	.52	(.03)	(.04)	—	.20
Net gain (loss) on investments (realized and unrealized)	.25	(.27)	(.73)	(.28)	2.20	1.71
Total from investment operations	.60	.25	(.76)	(.32)	2.20	1.91
Less distributions from:
Net investment income	(.62)	—	—	(.02)	(.27)	(.72)
Net realized gains	—	—	—	(.06)	(.80)	(.23)
Total distributions	(.62)	—	—	(.08)	(1.07)	(.95)
Net asset value, end of period	$26.30	$26.32	$26.07	$26.83	$27.23	$26.10

Total Return	2.32%	0.96%	(2.83%)	(1.17%)	8.79%	7.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$746	$1,082	$1,699	$2,727	$8,360	$332
Ratios to average net assets:
Net investment income (loss)	2.63%	1.99%	(0.11%)	(0.16%)	0.00%	0.77%
Total expenses[d]	1.88%	1.94%	1.95%	1.91%	2.00%	4.05%
Net expenses[e,f,g]	1.66%	1.63%	1.64%	1.64%	1.65%	1.65%
Portfolio turnover rate	56%	55%	49%	264%	355%	180%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$27.03	$26.77	$27.57	$27.92	$26.74	$25.32
Income (loss) from investment operations:
Net investment income (loss)[b]	.39	.63	.06	.07	.09	.31
Net gain (loss) on investments (realized and unrealized)	.27	(.31)	(.78)	(.31)	2.23	1.73
Total from investment operations	.66	.32	(.72)	(.24)	2.32	2.04
Less distributions from:
Net investment income	(.73)	(.06)	(.08)	(.05)	(.34)	(.39)
Net realized gains	—	—	—	(.06)	(.80)	(.23)
Total distributions	(.73)	(.06)	(.08)	(.11)	(1.14)	(.62)
Net asset value, end of period	$26.96	$27.03	$26.77	$27.57	$27.92	$26.74

Total Return	2.41%	1.21%	(2.57%)	(0.87%)	9.06%	8.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,327	$47,257	$44,047	$53,609	$37,399	$5,479
Ratios to average net assets:
Net investment income (loss)	2.89%	2.36%	0.21%	0.27%	0.32%	1.18%
Total expenses[d]	1.71%	1.62%	1.64%	1.58%	1.85%	3.57%
Net expenses[e,f,g]	1.41%	1.38%	1.39%	1.39%	1.40%	1.40%
Portfolio turnover rate	56%	55%	49%	264%	355%	180%

[a]	Unaudited figures for the period ended March 31, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/24[a]	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	—	0.00%*	—	—	0.00%*	0.00%*
Class C	—	0.00%*	0.00%*	—	0.00%*	0.02%
Class P	—	0.00%*	0.01%	—	0.00%*	0.01%
Institutional Class	—	0.00%*	0.01%	—	0.00%*	0.03%

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	03/31/24[a]	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	1.62%	1.62%	1.63%	1.63%	1.65%	1.62%
Class C	2.37%	2.37%	2.38%	2.38%	2.40%	2.40%
Class P	1.62%	1.62%	1.63%	1.63%	1.64%	1.65%
Institutional Class	1.37%	1.37%	1.38%	1.39%	1.40%	1.40%

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

RISK MANAGED REAL ESTATE FUND

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and current income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Class A	March 28, 2014
Class C	March 28, 2014
Class P	May 1, 2015
Institutional Class	March 28, 2014

Ten Largest Holdings	% of Total Net Assets
Prologis, Inc.	10.4%
Equinix, Inc.	6.8%
Digital Realty Trust, Inc.	4.8%
Simon Property Group, Inc.	4.6%
Invitation Homes, Inc.	4.0%
Public Storage	3.7%
VICI Properties, Inc.	3.7%
Extra Space Storage, Inc.	3.0%
Alexandria Real Estate Equities, Inc.	2.8%
Welltower, Inc.	2.8%
Top Ten Total	46.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Average Annual Returns*

Periods Ended March 31, 2024

	6 Month†	1 Year	5 Year	10 Year
Class A Shares	15.04%	8.84%	5.90%	8.27%
Class A Shares with sales charge‡	9.56%	3.66%	4.88%	7.74%
Class C Shares	14.66%	8.12%	5.10%	7.46%
Class C Shares with CDSC§	13.66%	7.12%	5.10%	7.46%
Institutional Class Shares	15.27%	9.27%	6.23%	8.59%
FTSE NAREIT Equity REITs Index	15.99%	10.54%	4.15%	6.61%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
Class P Shares	15.07%	8.87%	5.86%	6.71%
FTSE NAREIT Equity REITs Index	15.99%	10.54%	4.15%	5.45%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The FTSE NAREIT Equity REITs Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2024
RISK MANAGED REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 95.4%

REITs - 95.4%
REITs-Diversified - 19.9%
Equinix, Inc.	28,431	$23,464,957
Digital Realty Trust, Inc.	115,321	16,610,837
VICI Properties, Inc.	424,874	12,656,997
Gaming and Leisure Properties, Inc.	152,474	7,024,477
WP Carey, Inc.	55,444	3,129,259
InvenTrust Properties Corp.	120,956	3,109,779
Outfront Media, Inc.	66,670	1,119,389
Lamar Advertising Co. — Class A	8,961	1,070,033
EPR Properties	18,603	789,697
Total REITs-Diversified		68,975,425

REITs-Warehouse/Industries - 14.2%
Prologis, Inc.[1]	275,603	35,889,023
Rexford Industrial Realty, Inc.	132,248	6,652,074
Americold Realty Trust, Inc.[1]	147,445	3,674,329
First Industrial Realty Trust, Inc.	33,586	1,764,608
Terreno Realty Corp.	19,714	1,309,010
Total REITs-Warehouse/Industries		49,289,044

REITs-Apartments - 13.4%
Invitation Homes, Inc.	392,460	13,975,501
Equity Residential[1]	139,202	8,785,038
AvalonBay Communities, Inc.	46,203	8,573,429
American Homes 4 Rent — Class A	154,155	5,669,821
Essex Property Trust, Inc.	13,872	3,396,004
UDR, Inc.	66,885	2,502,168
Mid-America Apartment Communities, Inc.	16,524	2,174,228
Camden Property Trust	11,506	1,132,190
Total REITs-Apartments		46,208,379

REITs-Health Care - 10.8%
Welltower, Inc.	102,693	9,595,634
Ventas, Inc.	200,929	8,748,449
Healthpeak Properties, Inc.	343,030	6,431,813
Sabra Health Care REIT, Inc.	362,913	5,360,225
CareTrust REIT, Inc.	203,738	4,965,095
Healthcare Realty Trust, Inc.	104,090	1,472,874
Medical Properties Trust, Inc.	161,476	758,937
Total REITs-Health Care		37,333,027

REITs-Storage - 9.2%
Public Storage	44,372	12,870,542
Extra Space Storage, Inc.	70,837	10,413,039
Iron Mountain, Inc.	77,208	6,192,854
CubeSmart	32,152	1,453,913
National Storage Affiliates Trust	23,836	933,418
Total REITs-Storage		31,863,766

REITs-Office Property - 6.8%
Alexandria Real Estate Equities, Inc.	75,252	9,700,735
Boston Properties, Inc.	75,150	4,908,047
Vornado Realty Trust	110,229	3,171,288
Kilroy Realty Corp.	83,370	3,037,169
Highwoods Properties, Inc.	76,983	2,015,415
Empire State Realty Trust, Inc. — Class A1	38,819	393,237
Hudson Pacific Properties, Inc.	41,005	264,482
Total REITs-Office Property		23,490,373

REITs-Shopping Centers - 6.1%
Kimco Realty Corp.	307,094	6,022,113
Brixmor Property Group, Inc.	196,321	4,603,727
Kite Realty Group Trust	178,342	3,866,455
Retail Opportunity Investments Corp.	219,515	2,814,182
Regency Centers Corp.	46,274	2,802,353
Federal Realty Investment Trust	8,280	845,554
Acadia Realty Trust	25,449	432,888
Total REITs-Shopping Centers		21,387,272

REITs-Regional Malls - 4.6%
Simon Property Group, Inc.	100,635	15,748,371

REITs-Hotels - 3.8%
Ryman Hospitality Properties, Inc.	57,362	6,631,621
Host Hotels & Resorts, Inc.	243,062	5,026,522
Apple Hospitality REIT, Inc.	53,156	870,695
Pebblebrook Hotel Trust	35,055	540,198
Total REITs-Hotels		13,069,036

REITs-Single Tenant - 3.7%
Realty Income Corp.	120,579	6,523,324
Four Corners Property Trust, Inc.	102,513	2,508,493
NNN REIT, Inc.	50,683	2,166,191
Agree Realty Corp.	26,955	1,539,670
Total REITs-Single Tenant		12,737,678

REITs-Manufactured Homes - 2.9%
Sun Communities, Inc.	54,265	6,977,394
Equity LifeStyle Properties, Inc.	47,314	3,047,022
Total REITs-Manufactured Homes		10,024,416

Total REITs		330,126,787

Total Common Stocks
(Cost $330,660,095)		330,126,787

MONEY MARKET FUND† - 2.9%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.19%[2]	10,068,852	10,068,852
Total Money Market Fund
(Cost $10,068,852)		10,068,852

Total Investments - 98.3%
(Cost $340,728,947)		$340,195,639

COMMON STOCKS SOLD SHORT† - (9.9)%
REITs - (9.9)%
REITs-Diversified - (0.4)%
WP Carey, Inc.	2,288	(129,135)
Broadstone Net Lease, Inc.	79,695	(1,248,821)
Total REITs-Diversified		(1,377,956)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
RISK MANAGED REAL ESTATE FUND

	Shares	Value
REITs-Regional Malls - (0.5)%
Macerich Co.	110,287	$(1,900,245)

REITs-Single Tenant - (0.7)%
Realty Income Corp.	46,195	(2,499,149)

REITs-Warehouse/Industries - (0.9)%
EastGroup Properties, Inc.	5,426	(975,432)
STAG Industrial, Inc.	59,370	(2,282,183)
Total REITs-Warehouse/Industries		(3,257,615)

REITs-Hotels - (1.1)%
Service Properties Trust	80,587	(546,380)
Pebblebrook Hotel Trust	88,406	(1,362,336)
Sunstone Hotel Investors, Inc.	183,664	(2,046,017)
Total REITs-Hotels		(3,954,733)

REITs-Apartments - (1.4)%
Apartment Income REIT Corp.	37,920	(1,231,262)
Mid-America Apartment Communities, Inc.	13,270	(1,746,067)
Camden Property Trust	17,983	(1,769,527)
Total REITs-Apartments		(4,746,856)

REITs-Office Property - (1.6)%
Cousins Properties, Inc.	26,514	(637,397)
JBG SMITH Properties	144,232	(2,314,924)
Douglas Emmett, Inc.	167,391	(2,321,713)
Total REITs-Office Property		(5,274,034)

REITs-Health Care - (1.6)%
LTC Properties, Inc.	44,143	(1,435,089)
National Health Investors, Inc.	27,533	(1,729,898)
Omega Healthcare Investors, Inc.	78,351	(2,481,376)
Total REITs-Health Care		(5,646,363)

REITs-Shopping Centers - (1.7)%
Federal Realty Investment Trust	26,164	(2,671,868)
Phillips Edison & Company, Inc.	86,575	(3,105,445)
Total REITs-Shopping Centers		(5,777,313)

Total REITs		(34,434,264)

Total Common Stocks Sold Short
(Proceeds $33,739,246)		(34,434,264)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (1.3)%
Vanguard Real Estate ETF	49,732	(4,300,823)
Total Exchange-Traded Funds Sold Short
(Proceeds $4,207,045)		(4,300,823)

Total Securities Sold Short - (11.2)%
(Proceeds $37,946,291)		$(38,735,087)
Other Assets & Liabilities, net - 12.9%		44,607,987
Total Net Assets - 100.0%		$346,068,539

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	5.73% (Federal Funds Rate + 0.40%)	At Maturity	11/12/24	$26,959,781	$2,829,834
Goldman Sachs International	GS Equity Custom Basket	Pay	5.78% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	26,959,789	2,828,419
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	5.73% (Federal Funds Rate + 0.40%)	At Maturity	08/03/28	9,127,940	1,321,564
Goldman Sachs International	GS Equity Custom Basket	Pay	5.78% (Federal Funds Rate + 0.45%)	At Maturity	05/17/28	9,127,940	1,321,376
						$72,175,450	$8,301,193
OTC Custom Basket Swap Agreements Sold Short††
Goldman Sachs International	GS Equity Custom Basket	Receive	5.13% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	$26,203,245	$2,247,700
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Receive	5.00% (Federal Funds Rate - 0.33%)	At Maturity	11/12/24	26,203,236	2,223,238
						$52,406,481	$4,470,938

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
RISK MANAGED REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Financial
Ryman Hospitality Properties, Inc.	16,795	7.21%	$649,267
Simon Property Group, Inc.	7,508	4.36%	348,840
CareTrust REIT, Inc.	41,335	3.74%	286,715
Host Hotels & Resorts, Inc.	61,044	4.68%	280,053
Gaming and Leisure Properties, Inc.	25,857	4.42%	227,893
Digital Realty Trust, Inc.	8,425	4.50%	162,194
Invitation Homes, Inc.	44,814	5.92%	160,427
Boston Properties, Inc.	12,373	3.00%	134,655
Sun Communities, Inc.	5,545	2.64%	131,405
Vornado Realty Trust	29,055	3.10%	109,520
InvenTrust Properties Corp.	31,056	2.96%	106,881
Brixmor Property Group, Inc.	34,550	3.01%	103,958
Kimco Realty Corp.	38,526	2.80%	94,788
Extra Space Storage, Inc.	3,972	2.17%	87,184
Sabra Health Care REIT, Inc.	85,195	4.67%	78,193
Highwoods Properties, Inc.	16,658	1.62%	62,058
VICI Properties, Inc.	41,298	4.56%	59,934
American Homes 4 Rent — Class A	17,437	2.38%	54,869
Ventas, Inc.	28,846	4.66%	41,665
Kilroy Realty Corp.	17,417	2.35%	38,913
Kite Realty Group Trust	36,311	2.92%	29,649
Equinix, Inc.	726	2.22%	16,684
Equity Residential	10,231	2.39%	7,874
Americold Realty Trust, Inc.	21,665	2.00%	(41,455)
Retail Opportunity Investments Corp.	56,350	2.68%	(43,097)
Healthpeak Properties, Inc.	39,562	2.75%	(79,697)
Alexandria Real Estate Equities, Inc.	10,350	4.95%	(104,645)
Rexford Industrial Realty, Inc.	28,648	5.34%	(174,891)
Total Financial			2,829,834
Total MS Equity Long Custom Basket			$2,829,834

MS EQUITY SHORT CUSTOM BASKET
Financial
Douglas Emmett, Inc.	113,615	(6.02)%	$1,344,449
Realty Income Corp.	31,354	(6.47)%	508,668
Broadstone Net Lease, Inc.	54,088	(3.23)%	439,445
Mid-America Apartment Communities, Inc.	9,006	(4.52)%	343,801
Apartment Income REIT Corp.	25,738	(3.19)%	341,597
Camden Property Trust	12,205	(4.58)%	306,553
Service Properties Trust	54,698	(1.42)%	130,182
JBG SMITH Properties	97,896	(6.00)%	104,070
STAG Industrial, Inc.	40,297	(5.91)%	13,228
LTC Properties, Inc.	29,962	(3.72)%	10,427
Federal Realty Investment Trust	17,759	(6.92)%	(36,627)
Cousins Properties, Inc.	17,996	(1.65)%	(40,450)
Pebblebrook Hotel Trust	60,005	(3.53)%	(67,393)
EastGroup Properties, Inc.	3,683	(2.53)%	(81,268)
Phillips Edison & Company, Inc.	58,762	(8.04)%	(132,950)
Sunstone Hotel Investors, Inc.	124,660	(5.30)%	(175,915)
Omega Healthcare Investors, Inc.	53,180	(6.43)%	(179,999)
National Health Investors, Inc.	18,688	(4.48)%	(187,303)
Macerich Co.	74,856	(4.92)%	(471,258)
Total Financial			2,169,257

Exchange Traded Funds
Vanguard Real Estate ETF	33,755	(11.14)%	53,981
Total MS Equity Short Custom Basket			$2,223,238

MS EQUITY LONG CUSTOM BASKET
Financial
Prologis, Inc.	8,673	12.38%	$197,421
Simon Property Group, Inc.	2,819	4.83%	150,023
Equinix, Inc.	857	7.75%	103,567
Digital Realty Trust, Inc.	3,238	5.11%	87,394
Extra Space Storage, Inc.	2,045	3.29%	61,741
Alexandria Real Estate Equities, Inc.	1,888	2.67%	59,896
Iron Mountain, Inc.	2,430	2.14%	55,950
Public Storage	1,390	4.42%	47,847
Invitation Homes, Inc.	10,272	4.01%	46,626
Welltower, Inc.	3,232	3.31%	45,675
Ryman Hospitality Properties, Inc.	1,026	1.30%	34,549
AvalonBay Communities, Inc.	1,454	2.96%	26,476
Sun Communities, Inc.	1,451	2.04%	25,545
Host Hotels & Resorts, Inc.	4,819	1.09%	25,095
Equity Residential	3,906	2.70%	24,874
Kimco Realty Corp.	7,866	1.69%	21,916
Boston Properties, Inc.	1,791	1.28%	20,177
VICI Properties, Inc.	11,455	3.74%	20,044
Realty Income Corp.	3,794	2.25%	19,848
CareTrust REIT, Inc.	4,495	1.20%	19,587
Ventas, Inc.	4,986	2.38%	17,391
Brixmor Property Group, Inc.	4,569	1.17%	16,985
Healthpeak Properties, Inc.	8,960	1.84%	16,392

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
RISK MANAGED REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Essex Property Trust, Inc.	437	1.17%	$16,351
American Homes 4 Rent — Class A	4,043	1.63%	16,033
Sabra Health Care REIT, Inc.	7,470	1.21%	9,463
NNN REIT, Inc.	1,589	0.74%	9,379
Highwoods Properties, Inc.	1,647	0.47%	9,198
Rexford Industrial Realty, Inc.	2,833	1.56%	9,110
WP Carey, Inc.	1,673	1.03%	8,814
Vornado Realty Trust	2,119	0.67%	8,702
Kilroy Realty Corp.	1,816	0.72%	8,594
Four Corners Property Trust, Inc.	3,226	0.86%	8,224
First Industrial Realty Trust, Inc.	1,057	0.61%	7,458
UDR, Inc.	2,105	0.86%	7,312
Terreno Realty Corp.	620	0.45%	7,203
InvenTrust Properties Corp.	2,363	0.67%	6,827
National Storage Affiliates Trust	750	0.32%	6,542
Gaming and Leisure Properties, Inc.	3,599	1.82%	6,483
Regency Centers Corp.	1,456	0.97%	5,259
Kite Realty Group Trust	3,923	0.93%	4,844
Equity LifeStyle Properties, Inc.	1,489	1.05%	4,147
Federal Realty Investment Trust	261	0.29%	4,017
Mid-America Apartment Communities, Inc.	520	0.75%	3,858
Empire State Realty Trust, Inc. — Class A	1,222	0.14%	3,254
Pebblebrook Hotel Trust	1,103	0.19%	3,144
Camden Property Trust	362	0.39%	2,893
Acadia Realty Trust	801	0.15%	2,809
Apple Hospitality REIT, Inc.	1,673	0.30%	2,662
Agree Realty Corp.	845	0.53%	2,627
CubeSmart	1,010	0.50%	2,278
Outfront Media, Inc.	2,089	0.38%	1,790
EPR Properties	585	0.27%	1,191
Hudson Pacific Properties, Inc.	1,290	0.09%	1,138
Lamar Advertising Co. — Class A	281	0.37%	371
Medical Properties Trust, Inc.	5,081	0.26%	(479)
Retail Opportunity Investments Corp.	4,289	0.60%	(1,101)
Healthcare Realty Trust, Inc.	3,276	0.51%	(1,293)
Americold Realty Trust, Inc.	3,635	0.99%	(12,557)
Total Financial			1,321,564
Total MS Equity Long Custom Basket			$1,321,564

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS EQUITY LONG CUSTOM BASKET
Financial
Ryman Hospitality Properties, Inc.	16,795	7.21%	$650,055
Simon Property Group, Inc.	7,508	4.36%	335,412
CareTrust REIT, Inc.	41,335	3.74%	286,741
Host Hotels & Resorts, Inc.	61,044	4.68%	280,413
Gaming and Leisure Properties, Inc.	25,857	4.42%	228,433
Digital Realty Trust, Inc.	8,425	4.50%	162,992
Invitation Homes, Inc.	44,814	5.92%	157,003
Boston Properties, Inc.	12,373	3.00%	135,349
Sun Communities, Inc.	5,545	2.64%	131,030
InvenTrust Properties Corp.	31,056	2.96%	110,971
Vornado Realty Trust	29,055	3.10%	108,102
Brixmor Property Group, Inc.	34,550	3.01%	104,054
Kimco Realty Corp.	38,526	2.80%	96,339
Extra Space Storage, Inc.	3,972	2.17%	87,229
Sabra Health Care REIT, Inc.	85,195	4.67%	74,708
Highwoods Properties, Inc.	16,658	1.62%	71,053
VICI Properties, Inc.	41,298	4.56%	58,930
American Homes 4 Rent — Class A	17,437	2.38%	54,925
Ventas, Inc.	28,846	4.66%	42,418
Kilroy Realty Corp.	17,417	2.35%	36,587
Kite Realty Group Trust	36,311	2.92%	34,498
Equinix, Inc.	726	2.22%	16,106
Equity Residential	10,231	2.39%	8,590
Americold Realty Trust, Inc.	21,665	2.00%	(37,567)
Retail Opportunity Investments Corp.	56,350	2.68%	(52,935)
Healthpeak Properties, Inc.	39,562	2.75%	(76,604)
Alexandria Real Estate Equities, Inc.	10,350	4.95%	(104,238)
Rexford Industrial Realty, Inc.	28,648	5.34%	(172,175)
Total Financial			2,828,419
Total GS Equity Long Custom Basket			$2,828,419

GS EQUITY SHORT CUSTOM BASKET
Financial
Douglas Emmett, Inc.	113,615	(6.02)%	$1,347,945
Realty Income Corp.	31,354	(6.47)%	508,768
Broadstone Net Lease, Inc.	54,088	(3.23)%	432,933
Mid-America Apartment Communities, Inc.	9,006	(4.52)%	344,902
Apartment Income REIT Corp.	25,738	(3.19)%	341,381
Camden Property Trust	12,205	(4.58)%	306,471
Service Properties Trust	54,698	(1.42)%	132,593

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
RISK MANAGED REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
JBG SMITH Properties	97,896	(6.00)%	$99,841
STAG Industrial, Inc.	40,297	(5.91)%	13,679
LTC Properties, Inc.	29,962	(3.72)%	7,542
Federal Realty Investment Trust	17,759	(6.92)%	(39,009)
Cousins Properties, Inc.	17,996	(1.65)%	(40,406)
Pebblebrook Hotel Trust	60,005	(3.53)%	(65,594)
EastGroup Properties, Inc.	3,683	(2.53)%	(81,754)
Phillips Edison & Company, Inc.	58,762	(8.04)%	(134,790)
Sunstone Hotel Investors, Inc.	124,660	(5.30)%	(172,358)
Omega Healthcare Investors, Inc.	53,180	(6.43)%	(184,276)
National Health Investors, Inc.	18,688	(4.48)%	(191,518)
Macerich Co.	74,856	(4.92)%	(444,373)
Total Financial			2,181,977

Exchange Traded Funds
Vanguard Real Estate ETF	33,755	(11.14)%	65,723
Total GS Equity Short Custom Basket			$2,247,700

GS EQUITY LONG CUSTOM BASKET
Financial
Prologis, Inc.	8,673	12.38%	$197,624
Simon Property Group, Inc.	2,819	4.83%	150,109
Equinix, Inc.	857	7.75%	103,258
Digital Realty Trust, Inc.	3,238	5.11%	87,545
Extra Space Storage, Inc.	2,045	3.29%	61,764
Alexandria Real Estate Equities, Inc.	1,888	2.67%	59,943
Iron Mountain, Inc.	2,430	2.14%	55,920
Public Storage	1,390	4.42%	47,917
Invitation Homes, Inc.	10,272	4.01%	46,648
Welltower, Inc.	3,232	3.31%	45,711
Ryman Hospitality Properties, Inc.	1,026	1.30%	34,537
AvalonBay Communities, Inc.	1,454	2.96%	26,499
Sun Communities, Inc.	1,451	2.04%	25,504
Host Hotels & Resorts, Inc.	4,819	1.09%	25,078
Equity Residential	3,906	2.70%	24,903
Kimco Realty Corp.	7,866	1.69%	21,941
Boston Properties, Inc.	1,791	1.28%	20,151
VICI Properties, Inc.	11,455	3.74%	20,057
Realty Income Corp.	3,794	2.25%	19,866
CareTrust REIT, Inc.	4,495	1.20%	19,627
Ventas, Inc.	4,986	2.38%	17,367
Brixmor Property Group, Inc.	4,569	1.17%	16,982
Healthpeak Properties, Inc.	8,960	1.84%	16,392
Essex Property Trust, Inc.	437	1.17%	16,374
American Homes 4 Rent — Class A	4,043	1.63%	16,042
Sabra Health Care REIT, Inc.	7,470	1.21%	9,451
NNN REIT, Inc.	1,589	0.74%	9,394
Highwoods Properties, Inc.	1,647	0.47%	9,188
Rexford Industrial Realty, Inc.	2,833	1.56%	9,128
WP Carey, Inc.	1,673	1.03%	8,786
Vornado Realty Trust	2,119	0.67%	8,689
Four Corners Property Trust, Inc.	3,226	0.86%	8,272
Kilroy Realty Corp.	1,816	0.72%	8,024
First Industrial Realty Trust, Inc.	1,057	0.61%	7,459
UDR, Inc.	2,105	0.86%	7,308
Terreno Realty Corp.	620	0.45%	7,204
InvenTrust Properties Corp.	2,363	0.67%	6,800
National Storage Affiliates Trust	750	0.32%	6,545
Gaming and Leisure Properties, Inc.	3,599	1.82%	6,489
Regency Centers Corp.	1,456	0.97%	5,211
Kite Realty Group Trust	3,923	0.93%	4,857
Equity LifeStyle Properties, Inc.	1,489	1.05%	4,168
Federal Realty Investment Trust	261	0.29%	4,024
Mid-America Apartment Communities, Inc.	520	0.75%	3,870
Empire State Realty Trust, Inc. — Class A	1,222	0.14%	3,254
Pebblebrook Hotel Trust	1,103	0.19%	3,145
Camden Property Trust	362	0.39%	2,899
Acadia Realty Trust	801	0.15%	2,810
Apple Hospitality REIT, Inc.	1,673	0.30%	2,665
Agree Realty Corp.	845	0.53%	2,577
CubeSmart	1,010	0.50%	2,257
Outfront Media, Inc.	2,089	0.38%	1,833
EPR Properties	585	0.27%	1,191
Hudson Pacific Properties, Inc.	1,290	0.09%	1,136
Lamar Advertising Co. — Class A	281	0.37%	367
Medical Properties Trust, Inc.	5,081	0.26%	(469)
Retail Opportunity Investments Corp.	4,289	0.60%	(1,086)
Healthcare Realty Trust, Inc.	3,276	0.51%	(1,289)
Americold Realty Trust, Inc.	3,635	0.99%	(12,540)
Total Financial			1,321,376
Total GS Equity Long Custom Basket			$1,321,376

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2024
RISK MANAGED REAL ESTATE FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at March 31, 2024.
[2]	Rate indicated is the 7-day yield as of March 31, 2024.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$330,126,787	$—	$—	$330,126,787
Money Market Fund	10,068,852	—	—	10,068,852
Equity Custom Basket Swap Agreements**	—	12,772,131	—	12,772,131
Total Assets	$340,195,639	$12,772,131	$—	$352,967,770

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$34,434,264	$—	$—	$34,434,264
Exchange-Traded Funds	4,300,823	—	—	4,300,823
Total Liabilities	$38,735,087	$—	$—	$38,735,087

**	This derivative is reported as unrealized appreciation/depreciation at period end.

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2024

Assets:
Investments, at value (cost $340,728,947)	$340,195,639
Cash	38,843,695
Unrealized appreciation on OTC swap agreements	12,772,131
Prepaid expenses	70,048
Receivables:
Dividends	1,283,671
Fund shares sold	220,662
Interest	33,372
Other assets	122,912
Total assets	393,542,130

Liabilities:
Securities sold short, at value (proceeds $37,946,291)	38,735,087
Segregated cash due to broker	7,333,030
Payable for:
Fund shares redeemed	590,788
Swap settlement	392,423
Management fees	177,256
Distributions to shareholders	89,881
Transfer agent/maintenance fees	23,765
Distribution and service fees	7,125
Fund accounting/administration fees	4,307
Trustees’ fees*	2,333
Miscellaneous	117,596
Total liabilities	47,473,591
Net assets	$346,068,539

Net assets consist of:
Paid in capital	$348,318,150
Total distributable earnings (loss)	(2,249,611)
Net assets	$346,068,539
Class A:
Net assets	$4,390,873
Capital shares outstanding	139,940
Net asset value per share	$31.38
Maximum offering price per share (Net asset value divided by 95.25%)	$32.94
Class C:
Net assets	$4,976,408
Capital shares outstanding	159,921
Net asset value per share	$31.12
Class P:
Net assets	$9,858,888
Capital shares outstanding	312,275
Net asset value per share	$31.57

Institutional Class:
Net assets	$326,842,370
Capital shares outstanding	10,263,993
Net asset value per share	$31.84

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

RISK MANAGED REAL ESTATE FUND

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding tax of $19,888)	$6,247,506
Interest	726,237
Total investment income	6,973,743

Expenses:
Management fees	1,292,897
Distribution and service fees:
Class A	5,497
Class C	24,563
Class P	11,788
Transfer agent/maintenance fees:
Class A	2,803
Class C	2,205
Class P	7,227
Institutional Class	136,181
Short sale dividend expense	604,909
Fund accounting/administration fees	72,271
Professional fees	41,964
Custodian fees	10,537
Trustees’ fees*	10,065
Line of credit fees	5,409
Miscellaneous	42,519
Recoupment of previously waived fees:
Class A	854
Class C	645
Class P	2,229
Institutional Class	11,683
Total expenses	2,286,246
Less:
Expenses reimbursed by Adviser:
Class A	(39)
Class P	(5)
Expenses waived by Adviser	(53,539)
Total waived/reimbursed expenses	(53,583)
Net expenses	2,232,663
Net investment income	4,741,080

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(2,614,700)
Investments sold short	4,733,050
Swap agreements	(1,506,844)
Net realized gain	611,506
Net change in unrealized appreciation (depreciation) on:
Investments	42,469,927
Investments sold short	(5,514,995)
Swap agreements	5,692,304
Net change in unrealized appreciation (depreciation)	42,647,236
Net realized and unrealized gain	43,258,742
Net increase in net assets resulting from operations	$47,999,822

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,741,080	$9,991,453
Net realized gain on investments	611,506	1,677,521
Net change in unrealized appreciation (depreciation) on investments	42,647,236	(4,167,625)
Net increase in net assets resulting from operations	47,999,822	7,501,349

Distributions to shareholders:
Class A	(56,092)	(347,557)
Class C	(46,039)	(302,170)
Class P	(119,823)	(683,918)
Institutional Class	(4,637,428)	(26,554,622)
Return of Capital
Class A	—	(34,317)
Class C	—	(34,101)
Class P	—	(67,335)
Institutional Class	—	(2,503,050)
Total distributions to shareholders	(4,859,382)	(30,527,070)

Capital share transactions:
Proceeds from sale of shares
Class A	363,510	1,251,126
Class C	371,378	693,027
Class P	1,153,271	1,230,119
Institutional Class	31,903,722	89,132,585
Distributions reinvested
Class A	51,431	353,469
Class C	44,417	322,373
Class P	119,823	751,253
Institutional Class	4,424,999	25,711,484
Cost of shares redeemed
Class A	(862,433)	(6,232,246)
Class C	(757,635)	(1,422,158)
Class P	(1,337,786)	(5,440,837)
Institutional Class	(85,452,958)	(167,277,680)
Net decrease from capital share transactions	(49,978,261)	(60,927,485)
Net decrease in net assets	(6,837,821)	(83,953,206)

Net assets:
Beginning of period	352,906,360	436,859,566
End of period	$346,068,539	$352,906,360

Capital share activity:
Shares sold
Class A	12,075	42,057
Class C	12,860	23,748
Class P	37,730	40,388
Institutional Class	1,040,432	2,917,549
Shares issued from reinvestment of distributions
Class A	1,626	12,164
Class C	1,415	11,190
Class P	3,767	25,698
Institutional Class	137,914	872,328
Shares redeemed
Class A	(28,787)	(205,886)
Class C	(24,789)	(48,660)
Class P	(44,023)	(180,387)
Institutional Class	(2,880,949)	(5,535,082)
Net decrease in shares	(1,730,729)	(2,024,893)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$27.61	$29.48	$36.87	$29.97	$34.11	$28.93
Income (loss) from investment operations:
Net investment income (loss)[b]	.37	.56	.23	.32	.31	.34
Net gain (loss) on investments (realized and unrealized)	3.79	(.31)	(5.35)	8.86	(2.53)	5.65
Total from investment operations	4.16	.25	(5.12)	9.18	(2.22)	5.99
Less distributions from:
Net investment income	(.39)	(.63)	(.55)	(.54)	(.63)	(.55)
Return of capital	—	(.20)	—	—	—	—
Net realized gains	—	(1.29)	(1.72)	(1.74)	(1.29)	(.26)
Total distributions	(.39)	(2.12)	(2.27)	(2.28)	(1.92)	(.81)
Net asset value, end of period	$31.38	$27.61	$29.48	$36.87	$29.97	$34.11

Total Return[c]	15.04%	0.58%	(15.31%)	32.13%	(6.73%)	21.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,391	$4,280	$9,043	$10,098	$15,857	$16,682
Ratios to average net assets:
Net investment income (loss)	2.48%	1.86%	0.62%	0.95%	0.99%	1.09%
Total expenses[d]	1.62%	1.72%	1.62%	1.39%	1.71%	1.89%
Net expenses[e,f,g]	1.59%	1.66%	1.58%	1.38%	1.70%	1.88%
Portfolio turnover rate	28%	21%	47%	80%	180%	122%

Class C	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$27.38	$29.23	$36.55	$29.76	$33.88	$28.75
Income (loss) from investment operations:
Net investment income (loss)[b]	.26	.42	(.01)	.05	.08	.11
Net gain (loss) on investments (realized and unrealized)	3.76	(.38)	(5.30)	8.76	(2.53)	5.60
Total from investment operations	4.02	.04	(5.31)	8.81	(2.45)	5.71
Less distributions from:
Net investment income	(.28)	(.40)	(.29)	(.28)	(.38)	(.32)
Return of capital	—	(.20)	—	—	—	—
Net realized gains	—	(1.29)	(1.72)	(1.74)	(1.29)	(.26)
Total distributions	(.28)	(1.89)	(2.01)	(2.02)	(1.67)	(.58)
Net asset value, end of period	$31.12	$27.38	$29.23	$36.55	$29.76	$33.88

Total Return[c]	14.66%	(0.10%)	(15.93%)	31.05%	(7.48%)	20.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,976	$4,667	$5,382	$5,029	$2,446	$1,721
Ratios to average net assets:
Net investment income (loss)	1.79%	1.40%	(0.03%)	0.16%	0.26%	0.35%
Total expenses[d]	2.33%	2.36%	2.34%	2.21%	2.54%	2.73%
Net expenses[e,f,g]	2.29%	2.32%	2.31%	2.20%	2.51%	2.65%
Portfolio turnover rate	28%	21%	47%	80%	180%	122%

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$27.77	$29.63	$37.04	$30.12	$34.30	$29.09
Income (loss) from investment operations:
Net investment income (loss)[b]	.37	.60	.18	.29	.22	.60
Net gain (loss) on investments (realized and unrealized)	3.82	(.36)	(5.35)	8.91	(2.48)	5.42
Total from investment operations	4.19	.24	(5.17)	9.20	(2.26)	6.02
Less distributions from:
Net investment income	(.39)	(.61)	(.52)	(.54)	(.63)	(.55)
Return of capital	—	(.20)	—	—	—	—
Net realized gains	—	(1.29)	(1.72)	(1.74)	(1.29)	(.26)
Total distributions	(.39)	(2.10)	(2.24)	(2.28)	(1.92)	(.81)
Net asset value, end of period	$31.57	$27.77	$29.63	$37.04	$30.12	$34.30

Total Return	15.07%	0.55%	(15.35%)	32.03%	(6.81%)	21.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,859	$8,743	$12,716	$14,830	$12,152	$33,894
Ratios to average net assets:
Net investment income (loss)	2.49%	1.99%	0.48%	0.86%	0.70%	1.87%
Total expenses[d]	1.66%	1.73%	1.69%	1.47%	1.84%	1.93%
Net expenses[e,f,g]	1.63%	1.66%	1.64%	1.45%	1.78%	1.89%
Portfolio turnover rate	28%	21%	47%	80%	180%	122%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$28.01	$29.88	$37.34	$30.34	$34.51	$29.27
Income (loss) from investment operations:
Net investment income (loss)[b]	.42	.74	.34	.41	.41	.43
Net gain (loss) on investments (realized and unrealized)	3.86	(.39)	(5.42)	8.98	(2.58)	5.71
Total from investment operations	4.28	.35	(5.08)	9.39	(2.17)	6.14
Less distributions from:
Net investment income	(.45)	(.73)	(.66)	(.65)	(.71)	(.64)
Return of capital	—	(.20)	—	—	—	—
Net realized gains	—	(1.29)	(1.72)	(1.74)	(1.29)	(.26)
Total distributions	(.45)	(2.22)	(2.38)	(2.39)	(2.00)	(.90)
Net asset value, end of period	$31.84	$28.01	$29.88	$37.34	$30.34	$34.51

Total Return	15.27%	0.91%	(15.05%)	32.52%	(6.48%)	21.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$326,842	$335,217	$409,719	$465,267	$290,551	$200,301
Ratios to average net assets:
Net investment income (loss)	2.78%	2.43%	0.92%	1.18%	1.31%	1.38%
Total expenses[d]	1.30%	1.34%	1.30%	1.10%	1.43%	1.61%
Net expenses[e,f,g]	1.27%	1.29%	1.28%	1.10%	1.43%	1.60%
Portfolio turnover rate	28%	21%	47%	80%	180%	122%

[a]	Unaudited figures for the period ended March 31, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/24	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	0.04%	0.03%	0.02%	0.01%	0.02%	0.03%
Class C	0.03%	0.01%	0.03%	0.06%	0.04%	0.01%
Class P	0.05%	0.01%	0.05%	0.06%	0.02%	0.02%
Institutional Class	0.01%	0.02%	0.01%	0.00%*	0.01%	0.01%

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	03/31/24	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	1.24%	1.27%	1.22%	1.21%	1.23%	1.27%
Class C	1.94%	1.93%	1.95%	2.04%	2.05%	2.05%
Class P	1.27%	1.27%	1.28%	1.29%	1.30%	1.30%
Institutional Class	0.91%	0.90%	0.92%	0.94%	0.96%	1.00%

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

SMALL CAP VALUE FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Class A	July 11, 2008
Class C	July 11, 2008
Class P	May 1, 2015
Institutional Class	July 11, 2008

Ten Largest Holdings	% of Total Net Assets
SPDR S&P Biotech ETF	3.1%
Pioneer Natural Resources Co.	2.8%
Rush Enterprises, Inc. — Class A	2.3%
MGP Ingredients, Inc.	2.1%
Encompass Health Corp.	2.1%
Stifel Financial Corp.	2.1%
Liberty Energy, Inc. — Class A	2.0%
H&E Equipment Services, Inc.	1.9%
Murphy Oil Corp.	1.8%
Enovis Corp.	1.7%
Top Ten Total	21.9%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Average Annual Returns*

Periods Ended March 31, 2024

	6 Month†	1 Year	5 Year	10 Year
Class A Shares	16.69%	16.15%	9.12%	5.66%
Class A Shares with sales charge‡	11.15%	10.66%	8.07%	5.14%
Class C Shares	16.25%	15.32%	8.31%	4.87%
Class C Shares with CDSC§	15.25%	14.32%	8.31%	4.87%
Institutional Class Shares	16.90%	16.47%	9.40%	5.92%
Russell 2000 Value Index	18.60%	18.75%	8.17%	6.87%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
Class P Shares	16.74%	16.13%	9.13%	6.72%
Russell 2000 Value Index	18.60%	18.75%	8.17%	7.44%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2024
SMALL CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 95.6%

Financial - 26.2%
Stifel Financial Corp.	1,437	$112,330
Old National Bancorp	4,783	83,272
First Merchants Corp.	2,378	82,992
STAG Industrial, Inc. REIT	1,972	75,804
Cathay General Bancorp	1,919	72,596
Unum Group	1,349	72,387
First Horizon Corp.	4,469	68,822
Healthpeak Properties, Inc. REIT	3,164	59,320
Old Republic International Corp.	1,838	56,463
LXP Industrial Trust REIT	5,801	52,325
First American Financial Corp.	853	52,076
Prosperity Bancshares, Inc.	785	51,637
Hanmi Financial Corp.	3,167	50,419
Hancock Whitney Corp.	1,085	49,953
Jefferies Financial Group, Inc.	958	42,248
Apple Hospitality REIT, Inc.	2,566	42,031
Simmons First National Corp. — Class A	2,108	41,022
Synovus Financial Corp.	948	37,977
WisdomTree, Inc.	4,021	36,953
Sunstone Hotel Investors, Inc. REIT	2,939	32,741
BOK Financial Corp.	335	30,820
MGIC Investment Corp.	1,349	30,164
Stewart Information Services Corp.	461	29,993
Independent Bank Group, Inc.	636	29,033
Jones Lang LaSalle, Inc.*	148	28,873
United Bankshares, Inc.	711	25,447
First Hawaiian, Inc.	1,095	24,046
United Community Banks, Inc.	793	20,872
RMR Group, Inc. — Class A	752	18,048
Piedmont Office Realty Trust, Inc. — Class A REIT	2,170	15,255
Total Financial		1,425,919

Industrial - 17.0%
Arcosa, Inc.	1,029	88,350
Summit Materials, Inc. — Class A*	1,911	85,173
Kirby Corp.*	890	84,835
Moog, Inc. — Class A	519	82,858
Knight-Swift Transportation Holdings, Inc.	1,220	67,124
Curtiss-Wright Corp.	258	66,033
Esab Corp.	577	63,799
Advanced Energy Industries, Inc.	603	61,494
MDU Resources Group, Inc.	2,345	59,094
Sonoco Products Co.	919	53,155
Graphic Packaging Holding Co.	1,704	49,723
Belden, Inc.	486	45,008
Park Aerospace Corp.	2,491	41,425
Littelfuse, Inc.	139	33,687
Timken Co.	172	15,038
NVE Corp.	164	14,790
Stoneridge, Inc.*	580	10,695
Total Industrial		922,281

Consumer, Non-cyclical - 16.0%
MGP Ingredients, Inc.	1,353	116,534
Encompass Health Corp.	1,385	114,373
Enovis Corp.*	1,511	94,362
Euronet Worldwide, Inc.*	829	91,132
Central Garden & Pet Co. — Class A*	1,676	61,887
Ingredion, Inc.	439	51,297
LivaNova plc*	906	50,682
Certara, Inc.*	2,690	48,097
Addus HomeCare Corp.*	438	45,263
RadNet, Inc.*	925	45,011
ICF International, Inc.	286	43,080
Integer Holdings Corp.*	271	31,620
Perdoceo Education Corp.	1,747	30,677
Azenta, Inc.*	474	28,573
Ginkgo Bioworks Holdings, Inc.*	16,037	18,603
Total Consumer, Non-cyclical		871,191

Consumer, Cyclical - 11.7%
Rush Enterprises, Inc. — Class A	2,335	124,969
H&E Equipment Services, Inc.	1,617	103,779
Crocs, Inc.*	451	64,854
Alaska Air Group, Inc.*	1,064	45,741
Sonic Automotive, Inc. — Class A	775	44,129
MSC Industrial Direct Company, Inc. — Class A	393	38,137
Advance Auto Parts, Inc.	401	34,121
Lakeland Industries, Inc.	1,779	32,556
AutoNation, Inc.*	184	30,467
MarineMax, Inc.*	886	29,468
Whirlpool Corp.	182	21,773
Macy’s, Inc.	1,063	21,249
Newell Brands, Inc.	2,347	18,846
Century Communities, Inc.	152	14,668
Methode Electronics, Inc.	987	12,022
Total Consumer, Cyclical		636,779

Energy - 11.1%
Pioneer Natural Resources Co.	580	152,250
Liberty Energy, Inc. — Class A	5,306	109,940
Murphy Oil Corp.	2,104	96,153
CNX Resources Corp.*	3,432	81,407
Diamondback Energy, Inc.	202	40,030
Baytex Energy Corp.	10,566	38,355
Talos Energy, Inc.*	2,585	36,009
Range Resources Corp.	792	27,269
Patterson-UTI Energy, Inc.	1,930	23,044
Total Energy		604,457

Utilities - 4.2%
OGE Energy Corp.	2,711	92,987
Spire, Inc.	624	38,295
Black Hills Corp.	659	35,982
Avista Corp.	883	30,923
ALLETE, Inc.	491	29,283
Total Utilities		227,470

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2024
SMALL CAP VALUE FUND

	Shares	Value
Basic Materials - 4.1%
Avient Corp.	1,552	$67,357
Ashland, Inc.	565	55,014
Commercial Metals Co.	805	47,310
Huntsman Corp.	1,256	32,693
MP Materials Corp.*	1,563	22,351
Total Basic Materials		224,725

Technology - 3.1%
Science Applications International Corp.	682	88,926
Amkor Technology, Inc.	1,605	51,745
Wolfspeed, Inc.*	991	29,235
Total Technology		169,906

Communications - 2.2%
Ciena Corp.*	743	36,741
Calix, Inc.*	918	30,441
TEGNA, Inc.	1,694	25,308
Gray Television, Inc.	2,729	17,247
Luna Innovations, Inc.*	3,890	12,468
Total Communications		122,205

Total Common Stocks
(Cost $4,669,123)		5,204,933

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
Thermoenergy Corp.*, 1	6,250	2
Total Convertible Preferred Stocks
(Cost $5,968)		2

RIGHTS† - 0.2%
Basic Materials - 0.2%
Pan American Silver Corp.*	17,705	7,932
Total Rights
(Cost $—)		7,932

EXCHANGE-TRADED FUNDS† - 3.1%
SPDR S&P Biotech ETF	1,778	168,714
Total Exchange-Traded Funds
(Cost $147,369)		168,714

MONEY MARKET FUND† - 0.0%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.19%[2]	2,255	2,255
Total Money Market Fund
(Cost $2,255)		2,255

Total Investments - 98.9%
(Cost $4,824,715)		$5,383,836
Other Assets & Liabilities, net - 1.1%		58,508
Total Net Assets - 100.0%		$5,442,344

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[2]	Rate indicated is the 7-day yield as of March 31, 2024.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$5,204,933	$—	$—	$5,204,933
Convertible Preferred Stocks	—	—	2	2
Rights	7,932	—	—	7,932
Exchange-Traded Funds	168,714	—	—	168,714
Money Market Fund	2,255	—	—	2,255
Total Assets	$5,383,834	$—	$2	$5,383,836

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2024

Assets:
Investments, at value (cost $4,824,715)	$5,383,836
Cash	23,972
Prepaid expenses	16,151
Receivables:
Securities sold	26,923
Investment Adviser	7,218
Dividends	6,833
Interest	215
Fund shares sold	71
Total assets	5,465,219

Liabilities:
Payable for:
Professional fees	10,173
Transfer agent fees	4,775
Fund accounting/administration fees	3,856
Trustees’ fees*	1,300
Distribution and service fees	1,289
Fund shares redeemed	38
Due to Investment Adviser	6
Miscellaneous	1,438
Total liabilities	22,875
Net assets	$5,442,344

Net assets consist of:
Paid in capital	$4,835,326
Total distributable earnings (loss)	607,018
Net assets	$5,442,344
Class A:
Net assets	$4,270,657
Capital shares outstanding	262,903
Net asset value per share	$16.24
Maximum offering price per share (Net asset value divided by 95.25%)	$17.05
Class C:
Net assets	$459,125
Capital shares outstanding	31,377
Net asset value per share	$14.63
Class P:
Net assets	$63,320
Capital shares outstanding	3,872
Net asset value per share	$16.35

Institutional Class:
Net assets	$649,242
Capital shares outstanding	45,941
Net asset value per share	$14.13

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding tax of $53)	$51,439
Interest	3,172
Total investment income	54,611

Expenses:
Management fees	19,484
Distribution and service fees:
Class A	5,133
Class C	2,116
Class P	73
Transfer agent fees:
Class A	11,983
Class C	1,507
Class P	310
Institutional Class	2,870
Registration fees	59,983
Professional fees	17,456
Trustees’ fees*	6,903
Fund accounting/administration fees	6,639
Custodian fees	1,785
Line of credit fees	106
Miscellaneous	5,184
Total expenses	141,532
Less:
Expenses reimbursed by Adviser:
Class A	(67,866)
Class C	(7,276)
Class P	(1,104)
Institutional Class	(11,043)
Expenses waived by Adviser	(20,280)
Total waived/reimbursed expenses	(107,569)
Net expenses	33,963
Net investment income	20,648

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	80,159
Net realized gain	80,159
Net change in unrealized appreciation (depreciation) on:
Investments	696,186
Net change in unrealized appreciation (depreciation)	696,186
Net realized and unrealized gain	776,345
Net increase in net assets resulting from operations	$796,993

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 65

SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$20,648	$77,392
Net realized gain on investments	80,159	613,023
Net change in unrealized appreciation (depreciation) on investments	696,186	16,529
Net increase in net assets resulting from operations	796,993	706,944

Distributions to shareholders:
Class A	(327,764)	(204,624)
Class C	(33,404)	(21,650)
Class P	(4,828)	(7,239)
Institutional Class	(64,551)	(95,567)
Total distributions to shareholders	(430,547)	(329,080)

Capital share transactions:
Proceeds from sale of shares
Class A	84,405	329,795
Class C	12,566	12,037
Class P	7,323	48,131
Institutional Class	2,502	3,266,307
Distributions reinvested
Class A	322,243	199,088
Class C	33,404	21,650
Class P	4,828	7,117
Institutional Class	64,551	95,567
Cost of shares redeemed
Class A	(434,964)	(706,211)
Class C	(23,411)	(138,572)
Class P	(7,671)	(144,193)
Institutional Class	(507,586)	(4,379,888)
Net decrease from capital share transactions	(441,810)	(1,389,172)
Net decrease in net assets	(75,364)	(1,011,308)

Net assets:
Beginning of period	5,517,708	6,529,016
End of period	$5,442,344	$5,517,708

Capital share activity:
Shares sold
Class A	5,567	20,904
Class C	919	855
Class P	478	3,028
Institutional Class	187	231,463
Shares issued from reinvestment of distributions
Class A	21,007	13,229
Class C	2,412	1,581
Class P	313	467
Institutional Class	4,839	7,100
Shares redeemed
Class A	(28,145)	(45,344)
Class C	(1,688)	(9,606)
Class P	(493)	(9,549)
Institutional Class	(38,830)	(320,156)
Net decrease in shares	(33,434)	(106,028)

66 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$15.06	$14.06	$15.93	$10.61	$12.86	$15.56
Income (loss) from investment operations:
Net investment income (loss)[b]	.06	.16	.13	.07	.06	.10
Net gain (loss) on investments (realized and unrealized)	2.38	1.58	(1.93)	5.37	(1.87)	(1.28)
Total from investment operations	2.44	1.74	(1.80)	5.44	(1.81)	(1.18)
Less distributions from:
Net investment income	(.16)	(.17)	—	(.12)	(.18)	(.19)
Net realized gains	(1.10)	(.57)	(.07)	—	(.26)	(1.33)
Total distributions	(1.26)	(.74)	(.07)	(.12)	(.44)	(1.52)
Net asset value, end of period	$16.24	$15.06	$14.06	$15.93	$10.61	$12.86

Total Return[c]	16.69%	12.38%	(11.36%)	51.48%	(14.79%)	(6.14%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,271	$3,982	$3,876	$4,521	$3,390	$9,751
Ratios to average net assets:
Net investment income (loss)	0.83%	1.06%	0.80%	0.47%	0.54%	0.75%
Total expenses[d]	5.36%	3.43%	3.50%	4.07%	3.23%	2.27%
Net expenses[e,f,g]	1.28%	1.27%	1.30%	1.30%	1.30%	1.30%
Portfolio turnover rate	17%	72%	37%	28%	40%	78%

Class C	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$13.62	$12.76	$14.57	$9.69	$11.75	$14.30
Income (loss) from investment operations:
Net investment income (loss)[b]	.01	.04	— [h]	(.03)	(.02)	— [h]
Net gain (loss) on investments (realized and unrealized)	2.14	1.44	(1.74)	4.91	(1.73)	(1.18)
Total from investment operations	2.15	1.48	(1.74)	4.88	(1.75)	(1.18)
Less distributions from:
Net investment income	(.04)	(.05)	—	—	(.05)	(.04)
Net realized gains	(1.10)	(.57)	(.07)	—	(.26)	(1.33)
Total distributions	(1.14)	(.62)	(.07)	—	(.31)	(1.37)
Net asset value, end of period	$14.63	$13.62	$12.76	$14.57	$9.69	$11.75

Total Return[c]	16.25%	11.57%	(12.02%)	50.36%	(15.43%)	(6.89%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$459	$405	$471	$762	$765	$1,593
Ratios to average net assets:
Net investment income (loss)	0.08%	0.30%	(0.02%)	(0.25%)	(0.14%)	0.01%
Total expenses[d]	6.25%	4.26%	4.41%	5.04%	4.33%	3.09%
Net expenses[e,f,g]	2.03%	2.02%	2.05%	2.05%	2.06%	2.05%
Portfolio turnover rate	17%	72%	37%	28%	40%	78%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 67

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$15.24	$14.17	$16.05	$10.75	$13.01	$15.73
Income (loss) from investment operations:
Net investment income (loss)[b]	.06	.18	.16	.07	.05	.09
Net gain (loss) on investments (realized and unrealized)	2.41	1.57	(1.97)	5.42	(1.86)	(1.29)
Total from investment operations	2.47	1.75	(1.81)	5.49	(1.81)	(1.20)
Less distributions from:
Net investment income	(.26)	(.11)	—	(.19)	(.19)	(.19)
Net realized gains	(1.10)	(.57)	(.07)	—	(.26)	(1.33)
Total distributions	(1.36)	(.68)	(.07)	(.19)	(.45)	(1.52)
Net asset value, end of period	$16.35	$15.24	$14.17	$16.05	$10.75	$13.01

Total Return	16.74%	12.32%	(11.34%)	51.46%	(14.66%)	(6.18%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63	$54	$136	$49	$26	$47
Ratios to average net assets:
Net investment income (loss)	0.82%	1.15%	1.00%	0.48%	0.46%	0.72%
Total expenses[d]	5.87%	3.68%	3.82%	4.39%	4.07%	2.73%
Net expenses[e,f,g]	1.27%	1.27%	1.29%	1.30%	1.30%	1.28%
Portfolio turnover rate	17%	72%	37%	28%	40%	78%

68 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$13.50	$12.68	$14.33	$9.54	$11.60	$14.24
Income (loss) from investment operations:
Net investment income (loss)[b]	.07	.19	.16	.10	.09	.12
Net gain (loss) on investments (realized and unrealized)	2.11	1.42	(1.74)	4.81	(1.68)	(1.20)
Total from investment operations	2.18	1.61	(1.58)	4.91	(1.59)	(1.08)
Less distributions from:
Net investment income	(.45)	(.22)	—	(.12)	(.21)	(.23)
Net realized gains	(1.10)	(.57)	(.07)	—	(.26)	(1.33)
Total distributions	(1.55)	(.79)	(.07)	(.12)	(.47)	(1.56)
Net asset value, end of period	$14.13	$13.50	$12.68	$14.33	$9.54	$11.60

Total Return	16.90%	12.63%	(11.10%)	51.78%	(14.54%)	(5.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$649	$1,076	$2,046	$1,522	$892	$3,143
Ratios to average net assets:
Net investment income (loss)	1.07%	1.40%	1.13%	0.75%	0.82%	0.99%
Total expenses[d]	5.44%	3.17%	3.24%	3.80%	2.86%	2.09%
Net expenses[e,f,g]	1.03%	1.02%	1.04%	1.05%	1.05%	1.05%
Portfolio turnover rate	17%	72%	37%	28%	40%	78%

[a]	Unaudited figures for the period ended March 31, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/24	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	—	—	0.01%	—	—	—
Class C	—	—	0.01%	—	—	—
Class P	—	—	0.02%	—	—	—
Institutional Class	—	—	0.02%	—	—	—

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	03/31/24	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	1.27%	1.26%	1.29%	1.30%	1.30%	1.30%
Class C	2.02%	2.01%	2.04%	2.05%	2.05%	2.05%
Class P	1.27%	1.26%	1.29%	1.30%	1.30%	1.28%
Institutional Class	1.02%	1.01%	1.04%	1.05%	1.05%	1.05%

[h]	Less than $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

STYLEPLUS—LARGE CORE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
Class A	September 10, 1962
Class C	January 29, 1999
Class P	May 1, 2015
Institutional Class	March 1, 2012

Ten Largest Holdings	% of Total Net Assets
Guggenheim Strategy Fund III	33.7%
Guggenheim Strategy Fund II	28.6%
Guggenheim Ultra Short Duration Fund — Institutional Class	13.0%
Microsoft Corp.	1.6%
Apple, Inc.	1.3%
Alphabet, Inc. — Class C	0.9%
NVIDIA Corp.	0.8%
Amazon.com, Inc.	0.8%
Berkshire Hathaway, Inc. — Class B	0.6%
Merck & Company, Inc.	0.4%
Top Ten Total	81.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

70 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Average Annual Returns*

Periods Ended March 31, 2024

	6 Month†	1 Year	5 Year	10 Year
Class A Shares	24.43%	30.37%	13.88%	12.14%
Class A Shares with sales charge‡	18.52%	24.16%	12.77%	11.59%
Class C Shares	23.84%	29.20%	12.85%	11.12%
Class C Shares with CDSC§	22.84%	28.20%	12.85%	11.12%
Institutional Class Shares	24.59%	30.70%	14.11%	12.43%
S&P 500 Index	23.48%	29.88%	15.05%	12.96%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
Class P Shares	24.40%	30.25%	13.72%	11.69%
S&P 500 Index	23.48%	29.88%	15.05%	12.85%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2024
STYLEPLUS—LARGE CORE FUND

	Shares	Value
COMMON STOCKS† - 21.6%

Technology - 6.2%
Microsoft Corp.	9,837	$4,138,266
Apple, Inc.	19,069	3,269,952
NVIDIA Corp.	2,270	2,051,081
Adobe, Inc.*	1,548	781,121
QUALCOMM, Inc.	4,541	768,791
International Business Machines Corp.	3,817	728,894
Applied Materials, Inc.	3,515	724,899
NXP Semiconductor N.V.	2,408	596,630
Skyworks Solutions, Inc.	5,377	582,437
Broadcom, Inc.	439	581,855
KLA Corp.	677	472,932
HP, Inc.	14,614	441,635
NetApp, Inc.	2,274	238,702
Intuit, Inc.	246	159,900
Total Technology		15,537,095

Consumer, Non-cyclical - 3.7%
Merck & Company, Inc.	7,478	986,722
Johnson & Johnson	5,292	837,141
Bristol-Myers Squibb Co.	12,582	682,322
Vertex Pharmaceuticals, Inc.*	1,578	659,620
Gilead Sciences, Inc.	8,773	642,622
HCA Healthcare, Inc.	1,898	633,040
Amgen, Inc.	2,163	614,984
United Rentals, Inc.	845	609,338
Molina Healthcare, Inc.*	1,446	594,060
Incyte Corp.*	9,221	525,320
Altria Group, Inc.	11,419	498,097
AbbVie, Inc.	2,134	388,601
Eli Lilly & Co.	410	318,964
PayPal Holdings, Inc.*	4,431	296,833
Biogen, Inc.*	1,325	285,710
CVS Health Corp.	2,126	169,570
PepsiCo, Inc.	962	168,360
UnitedHealth Group, Inc.	333	164,735
Thermo Fisher Scientific, Inc.	271	157,508
Total Consumer, Non-cyclical		9,233,547

Communications - 3.1%
Alphabet, Inc. — Class C*	14,092	2,145,648
Amazon.com, Inc.*	10,902	1,966,503
Meta Platforms, Inc. — Class A	1,767	858,020
Cisco Systems, Inc.	15,721	784,635
Motorola Solutions, Inc.	1,778	631,154
F5, Inc.*	2,851	540,521
eBay, Inc.	9,051	477,712
Booking Holdings, Inc.	122	442,601
Total Communications		7,846,794

Financial - 2.8%
Berkshire Hathaway, Inc. — Class B*	3,581	1,505,882
Wells Fargo & Co.	13,656	791,502
Travelers Companies, Inc.	2,684	617,696
Hartford Financial Services Group, Inc.	5,872	605,110
Arch Capital Group Ltd.*	6,459	597,070
Everest Group Ltd.	1,476	586,710
Fifth Third Bancorp	15,292	569,015
Loews Corp.	5,853	458,231
Synchrony Financial	10,597	456,943
JPMorgan Chase & Co.	1,674	335,302
Visa, Inc. — Class A	939	262,056
Capital One Financial Corp.	1,144	170,330
Bank of America Corp.	4,436	168,213
Total Financial		7,124,060

Consumer, Cyclical - 2.5%
McDonald’s Corp.	2,689	758,164
Lowe’s Companies, Inc.	2,873	731,839
PACCAR, Inc.	5,171	640,635
Lennar Corp. — Class A	3,569	613,796
PulteGroup, Inc.	4,474	539,654
DR Horton, Inc.	3,107	511,257
Cummins, Inc.	1,603	472,324
Ford Motor Co.	33,817	449,090
General Motors Co.	9,665	438,308
United Airlines Holdings, Inc.*	7,778	372,411
AutoZone, Inc.*	99	312,013
Home Depot, Inc.	415	159,194
Tesla, Inc.*	902	158,562
Walmart, Inc.	2,622	157,766
Total Consumer, Cyclical		6,315,013

Industrial - 2.4%
Caterpillar, Inc.	2,182	799,550
Deere & Co.	1,754	720,438
Lockheed Martin Corp.	1,478	672,298
Illinois Tool Works, Inc.	2,371	636,211
Otis Worldwide Corp.	6,022	597,804
Builders FirstSource, Inc.*	2,774	578,518
Snap-on, Inc.	1,901	563,114
Masco Corp.	7,034	554,842
Allegion plc	2,665	359,002
A O Smith Corp.	3,540	316,688
L3Harris Technologies, Inc.	731	155,776
Total Industrial		5,954,241

Energy - 0.7%
Marathon Petroleum Corp.	3,445	694,168
Valero Energy Corp.	4,016	685,491
Exxon Mobil Corp.	2,831	329,075
Total Energy		1,708,734

Basic Materials - 0.2%
CF Industries Holdings, Inc.	6,808	566,494

Total Common Stocks
(Cost $44,785,297)		54,285,978

72 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
STYLEPLUS—LARGE CORE FUND

	Shares	Value
MUTUAL FUNDS† - 75.3%
Guggenheim Strategy Fund III[1]	3,425,710	$84,512,278
Guggenheim Strategy Fund II1	2,920,412	71,842,120
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	3,299,303	32,696,095
Total Mutual Funds
(Cost $189,040,235)		189,050,493

MONEY MARKET FUND† - 2.8%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.19%[2]	7,128,927	7,128,927
Total Money Market Fund
(Cost $7,128,927)		7,128,927

Total Investments - 99.7%
(Cost $240,954,459)		$250,465,398
Other Assets & Liabilities, net - 0.3%		690,721
Total Net Assets - 100.0%		$251,156,119

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	50	Jun 2024	$13,263,750	$161,245

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	S&P 500 Index	Pay	5.89% (Federal Funds Rate + 0.56%)	At Maturity	03/03/25	16,086	$183,661,905	$14,737,060

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of March 31, 2024.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2024
STYLEPLUS—LARGE CORE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$54,285,978	$—	$—	$54,285,978
Mutual Funds	189,050,493	—	—	189,050,493
Money Market Fund	7,128,927	—	—	7,128,927
Equity Futures Contracts**	161,245	—	—	161,245
Equity Index Swap Agreements**	—	14,737,060	—	14,737,060
Total Assets	$250,626,643	$14,737,060	$—	$265,363,703

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Guggenheim Strategy Funds”), each of which are open-end management investment companies managed by GI. The Guggenheim Strategy Funds, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Guggenheim Strategy Funds pay no investment management fees. The Guggenheim Strategy Funds’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended March 31, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/24	Shares 03/31/24	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$59,650,586	$14,370,806	$(3,051,720)	$(75,120)	$947,568	$71,842,120	2,920,412	$1,822,958
Guggenheim Strategy Fund III	72,469,308	17,904,276	(6,939,120)	(169,594)	1,247,408	84,512,278	3,425,710	1,930,857
Guggenheim Ultra Short Duration Fund — Institutional Class	31,420,533	753,613	—	—	521,949	32,696,095	3,299,303	898,291
	$163,540,427	$33,028,695	$(9,990,840)	$(244,714)	$2,716,925	$189,050,493		$4,652,106

74 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2024

Assets:
Investments in unaffiliated issuers, at value (cost $51,914,224)	$61,414,905
Investments in affiliated issuers, at value (cost $189,040,235)	189,050,493
Cash	8,576
Segregated cash with broker	640,000
Unrealized appreciation on OTC swap agreements	14,737,060
Prepaid expenses	55,349
Receivables:
Dividends	891,276
Interest	43,697
Fund shares sold	971
Total assets	266,842,327

Liabilities:
Segregated cash due to broker	13,020,000
Payable for:
Swap settlement	1,630,641
Securities purchased	705,301
Management fees	150,158
Distribution and service fees	51,417
Fund shares redeemed	34,488
Fund accounting/administration fees	10,000
Variation margin on futures contracts	6,875
Trustees’ fees*	1,142
Transfer agent fees	1,075
Miscellaneous	75,111
Total liabilities	15,686,208
Net assets	$251,156,119

Net assets consist of:
Paid in capital	$221,585,870
Total distributable earnings (loss)	29,570,249
Net assets	$251,156,119
CLASS A:
Net assets	$242,640,576
Capital shares outstanding	10,839,728
Net asset value per share	$22.38
Maximum offering price per share (Net asset value divided by 95.25%)	$23.50
CLASS C:
Net assets	$931,872
Capital shares outstanding	85,862
Net asset value per share	$10.85
CLASS P:
Net assets	$251,827
Capital shares outstanding	11,497
Net asset value per share	$21.90

Institutional Class:
Net assets	$7,331,844
Capital shares outstanding	332,739
Net asset value per share	$22.03

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2024

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $754)	$411,114
Dividends from securities of affiliated issuers	4,652,106
Interest	268,389
Total investment income	5,331,609

Expenses:
Management fees	850,258
Distribution and service fees:
Class A	273,695
Class C	4,240
Class P	285
Transfer agent fees:
Class A	94,473
Class C	1,074
Class P	159
Institutional Class	3,969
Interest expense	528,575
Fund accounting/administration fees	49,026
Professional fees	26,485
Custodian fees	6,762
Trustees’ fees*	5,533
Line of credit fees	2,531
Miscellaneous	64,471
Total expenses	1,911,536
Less:
Expenses waived by Adviser	(40,056)
Net expenses	1,871,480
Net investment income	3,460,129

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	3,427,220
Investments in affiliated issuers	(244,714)
Investments sold short	(467)
Swap agreements	38,377,185
Futures contracts	1,146,190
Net realized gain	42,705,414
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	7,171,263
Investments in affiliated issuers	2,716,925
Swap agreements	(6,351,715)
Futures contracts	217,586
Net change in unrealized appreciation (depreciation)	3,754,059
Net realized and unrealized gain	46,459,473
Net increase in net assets resulting from operations	$49,919,602

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 75

STYLEPLUS—LARGE CORE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,460,129	$6,276,519
Net realized gain (loss) on investments	42,705,414	(36,981,624)
Net change in unrealized appreciation (depreciation) on investments	3,754,059	71,070,811
Net increase in net assets resulting from operations	49,919,602	40,365,706

Distributions to shareholders:
Class A	(5,405,491)	(57,362,413)
Class C	(36,849)	(480,274)
Class P	(5,396)	(80,505)
Institutional Class	(182,850)	(1,403,582)
Total distributions to shareholders	(5,630,586)	(59,326,774)

Capital share transactions:
Proceeds from sale of shares
Class A	4,725,446	2,166,582
Class C	36,215	125,050
Class P	210	7,830
Institutional Class	770,684	1,924,452
Distributions reinvested
Class A	5,134,767	54,015,082
Class C	36,186	480,152
Class P	5,396	80,505
Institutional Class	181,876	1,391,827
Cost of shares redeemed
Class A	(11,603,212)	(23,234,130)
Class C	(83,540)	(520,369)
Class P	(4,639)	(102,107)
Institutional Class	(1,080,853)	(1,714,715)
Net increase (decrease) from capital share transactions	(1,881,464)	34,620,159
Net increase in net assets	42,407,552	15,659,091

Net assets:
Beginning of period	208,748,567	193,089,476
End of period	$251,156,119	$208,748,567

Capital share activity:
Shares sold
Class A	227,377	118,847
Class C	3,771	13,926
Class P	10	451
Institutional Class	40,329	110,833
Shares issued from reinvestment of distributions
Class A	257,382	3,255,882
Class C	3,730	57,850
Class P	276	4,957
Institutional Class	9,265	85,231
Shares redeemed
Class A	(577,176)	(1,271,366)
Class C	(8,676)	(58,377)
Class P	(221)	(6,243)
Institutional Class	(55,499)	(89,973)
Net increase (decrease) in shares	(99,432)	2,222,018

76 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$18.44	$21.18	$27.35	$23.01	$20.48	$24.78
Income (loss) from investment operations:
Net investment income (loss)[b]	.31	.56	.18	.06	.17	.30
Net gain (loss) on investments (realized and unrealized)	4.13	3.32	(5.02)	6.46	2.70	(.72)
Total from investment operations	4.44	3.88	(4.84)	6.52	2.87	(.42)
Less distributions from:
Net investment income	(.50)	(.22)	(.08)	(.19)	(.31)	(.30)
Net realized gains	—	(6.40)	(1.25)	(1.99)	(.03)	(3.58)
Total distributions	(.50)	(6.62)	(1.33)	(2.18)	(.34)	(3.88)
Net asset value, end of period	$22.38	$18.44	$21.18	$27.35	$23.01	$20.48

Total Return[c]	24.43%	21.81%	(18.94%)	29.91%	14.18%	1.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$242,641	$201,587	$186,957	$247,243	$204,428	$196,563
Ratios to average net assets:
Net investment income (loss)	3.05%	3.01%	0.68%	0.23%	0.79%	1.48%
Total expenses[d]	1.69%	1.48%	1.20%	1.23%	1.32%	1.31%
Net expenses[e]	1.65%	1.44%	1.15%	1.17%	1.28%	1.28%
Portfolio turnover rate	27%	56%	62%	25%	69%	51%

Class C	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$9.16	$13.57	$18.03	$15.87	$14.22	$18.41
Income (loss) from investment operations:
Net investment income (loss)[b]	.11	.21	(.02)	(.11)	(.02)	.08
Net gain (loss) on investments (realized and unrealized)	2.02	1.93	(3.20)	4.34	1.87	(.69)
Total from investment operations	2.13	2.14	(3.22)	4.23	1.85	(.61)
Less distributions from:
Net investment income	(.44)	(.15)	—	(.08)	(.17)	—
Net realized gains	—	(6.40)	(1.24)	(1.99)	(.03)	(3.58)
Total distributions	(.44)	(6.55)	(1.24)	(2.07)	(.20)	(3.58)
Net asset value, end of period	$10.85	$9.16	$13.57	$18.03	$15.87	$14.22

Total Return[c]	23.84%	20.81%	(19.69%)	28.69%	13.11%	0.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$932	$797	$999	$869	$1,019	$973
Ratios to average net assets:
Net investment income (loss)	2.13%	2.14%	(0.10%)	(0.67%)	(0.15%)	0.58%
Total expenses[d]	2.61%	2.32%	2.10%	2.15%	2.24%	2.23%
Net expenses[e]	2.57%	2.28%	2.04%	2.09%	2.20%	2.19%
Portfolio turnover rate	27%	56%	62%	25%	69%	51%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 77

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$18.03	$20.83	$26.93	$22.69	$20.21	$24.49
Income (loss) from investment operations:
Net investment income (loss)[b]	.30	.53	.13	.02	.14	.29
Net gain (loss) on investments (realized and unrealized)	4.04	3.25	(4.94)	6.38	2.67	(.73)
Total from investment operations	4.34	3.78	(4.81)	6.40	2.81	(.44)
Less distributions from:
Net investment income	(.47)	(.18)	(.05)	(.17)	(.30)	(.26)
Net realized gains	—	(6.40)	(1.24)	(1.99)	(.03)	(3.58)
Total distributions	(.47)	(6.58)	(1.29)	(2.16)	(.33)	(3.84)
Net asset value, end of period	$21.90	$18.03	$20.83	$26.93	$22.69	$20.21

Total Return	24.40%	21.62%	(19.09%)	29.79%	13.98%	1.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$252	$206	$255	$347	$224	$236
Ratios to average net assets:
Net investment income (loss)	3.00%	2.83%	0.53%	0.09%	0.67%	1.45%
Total expenses[d]	1.74%	1.64%	1.36%	1.36%	1.46%	1.36%
Net expenses[e]	1.71%	1.59%	1.31%	1.30%	1.42%	1.33%
Portfolio turnover rate	27%	56%	62%	25%	69%	51%

78 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$18.18	$20.98	$27.10	$22.83	$20.31	$24.65
Income (loss) from investment operations:
Net investment income (loss)[b]	.32	.60	.23	.10	.21	.35
Net gain (loss) on investments (realized and unrealized)	4.08	3.27	(4.97)	6.40	2.70	(.75)
Total from investment operations	4.40	3.87	(4.74)	6.50	2.91	(.40)
Less distributions from:
Net investment income	(.55)	(.27)	(.14)	(.24)	(.36)	(.36)
Net realized gains	—	(6.40)	(1.24)	(1.99)	(.03)	(3.58)
Total distributions	(.55)	(6.67)	(1.38)	(2.23)	(.39)	(3.94)
Net asset value, end of period	$22.03	$18.18	$20.98	$27.10	$22.83	$20.31

Total Return	24.59%	22.06%	(18.78%)	30.12%	14.44%	1.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,332	$6,158	$4,878	$6,260	$3,344	$3,747
Ratios to average net assets:
Net investment income (loss)	3.27%	3.23%	0.88%	0.38%	1.01%	1.73%
Total expenses[d]	1.47%	1.27%	1.00%	1.06%	1.08%	1.09%
Net expenses[e]	1.44%	1.23%	0.95%	0.99%	1.04%	1.06%
Portfolio turnover rate	27%	56%	62%	25%	69%	51%

[a]	Unaudited figures for the period ended March 31, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 79

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

STYLEPLUS—MID GROWTH FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
Class A	September 17, 1969
Class C	January 29, 1999
Class P	May 1, 2015
Institutional Class	March 1, 2012

Ten Largest Holdings	% of Total Net Assets
Guggenheim Strategy Fund II	33.3%
Guggenheim Strategy Fund III	33.2%
Guggenheim Ultra Short Duration Fund — Institutional Class	2.8%
Owens Corning	0.5%
Lincoln Electric Holdings, Inc.	0.5%
Advanced Drainage Systems, Inc.	0.4%
Toll Brothers, Inc.	0.4%
Neurocrine Biosciences, Inc.	0.4%
Lennox International, Inc.	0.4%
GoDaddy, Inc. — Class A	0.4%
Top Ten Total	72.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

80 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Average Annual Returns*

Periods Ended March 31, 2024

	6 Month†	1 Year	5 Year	10 Year
Class A Shares	27.48%	29.30%	11.27%	10.61%
Class A Shares with sales charge‡	21.44%	23.17%	10.19%	10.07%
Class C Shares	26.85%	28.14%	10.27%	9.64%
Class C Shares with CDSC§	25.85%	27.14%	10.27%	9.64%
Institutional Class Shares	27.65%	29.61%	11.44%	10.75%
Russell Midcap Growth Index	25.42%	26.28%	11.82%	11.35%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
Class P Shares	27.40%	28.99%	11.05%	9.91%
Russell Midcap Growth Index	25.42%	26.28%	11.82%	10.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2024
STYLEPLUS—MID GROWTH FUND

	Shares	Value
COMMON STOCKS† - 25.3%

Industrial - 7.3%
Owens Corning	2,446	$407,993
Lincoln Electric Holdings, Inc.	1,519	388,013
Advanced Drainage Systems, Inc.	2,047	352,575
Lennox International, Inc.	679	331,868
UFP Industries, Inc.	2,510	308,755
Fortune Brands Innovations, Inc.	3,017	255,449
Terex Corp.	3,933	253,285
Simpson Manufacturing Company, Inc.	1,192	244,575
Graco, Inc.	2,488	232,529
Boise Cascade Co.	1,442	221,160
Carlisle Companies, Inc.	546	213,950
Mueller Industries, Inc.	3,702	199,649
Otis Worldwide Corp.	2,008	199,334
Snap-on, Inc.	669	198,171
Masco Corp.	2,460	194,045
Illinois Tool Works, Inc.	653	175,220
TopBuild Corp.*	391	172,326
Timken Co.	1,900	166,117
Saia, Inc.*	249	145,665
Builders FirstSource, Inc.*	677	141,188
EMCOR Group, Inc.	352	123,270
Donaldson Company, Inc.	1,611	120,309
Acuity Brands, Inc.	436	117,166
nVent Electric plc	1,511	113,929
Applied Industrial Technologies, Inc.	533	105,294
Allegion plc	773	104,131
Mettler-Toledo International, Inc.*	72	95,853
Universal Display Corp.	373	62,832
ITT, Inc.	303	41,217
Trex Company, Inc.*	404	40,299
Comfort Systems USA, Inc.	125	39,714
Tetra Tech, Inc.	160	29,554
Total Industrial		5,795,435

Consumer, Cyclical - 6.0%
Toll Brothers, Inc.	2,640	341,537
Williams-Sonoma, Inc.	986	313,084
Boyd Gaming Corp.	3,968	267,126
Brunswick Corp.	2,700	260,604
Core & Main, Inc. — Class A*	4,485	256,766
MSC Industrial Direct Company, Inc. — Class A	2,223	215,720
PACCAR, Inc.	1,657	205,286
Autoliv, Inc.	1,669	200,998
Yum! Brands, Inc.	1,378	191,060
Gentex Corp.	4,972	179,589
Visteon Corp.*	1,458	171,475
Wingstop, Inc.	461	168,910
KB Home	2,374	168,269
Crocs, Inc.*	1,136	163,357
Travel + Leisure Co.	3,087	151,139
Murphy USA, Inc.	346	145,043
PulteGroup, Inc.	1,194	144,020
Lennar Corp. — Class A	832	143,087
Tempur Sealy International, Inc.	2,359	134,038
AutoZone, Inc.*	40	126,066
Meritage Homes Corp.	699	122,647
Dick’s Sporting Goods, Inc.	431	96,915
Deckers Outdoor Corp.*	79	74,359
NVR, Inc.*	9	72,900
Floor & Decor Holdings, Inc. — Class A*	556	72,069
Skechers USA, Inc. — Class A*	1,084	66,406
Domino’s Pizza, Inc.	131	65,091
DR Horton, Inc.	385	63,352
Five Below, Inc.*	289	52,419
Watsco, Inc.	119	51,405
Texas Roadhouse, Inc. — Class A	252	38,926
Casey’s General Stores, Inc.	95	30,253
Total Consumer, Cyclical		4,753,916

Consumer, Non-cyclical - 3.7%
Neurocrine Biosciences, Inc.*	2,465	339,973
Exelixis, Inc.*	12,604	299,093
H&R Block, Inc.	5,802	284,936
United Therapeutics Corp.*	1,114	255,908
Jazz Pharmaceuticals plc*	1,997	240,478
HCA Healthcare, Inc.	604	201,452
United Rentals, Inc.	277	199,748
Shockwave Medical, Inc.*	473	154,023
Halozyme Therapeutics, Inc.*	3,479	141,526
Euronet Worldwide, Inc.*	1,211	133,125
Celsius Holdings, Inc.*	1,407	116,669
elf Beauty, Inc.*	490	96,055
Lantheus Holdings, Inc.*	1,517	94,418
Alkermes plc*	2,914	78,882
WEX, Inc.*	257	61,045
Coca-Cola Consolidated, Inc.	69	58,402
Ingredion, Inc.	489	57,140
Cytokinetics, Inc.*	632	44,309
Repligen Corp.*	199	36,600
Total Consumer, Non-cyclical		2,893,782

Technology - 2.9%
Dropbox, Inc. — Class A*	11,593	281,696
Pure Storage, Inc. — Class A*	4,140	215,238
Manhattan Associates, Inc.*	832	208,191
Teradata Corp.*	5,103	197,333
NXP Semiconductor N.V.	762	188,801
Cirrus Logic, Inc.*	1,958	181,232
KLA Corp.	235	164,164
Fair Isaac Corp.*	117	146,205
Microchip Technology, Inc.	1,485	133,219
Rambus, Inc.*	2,038	125,969
Qualys, Inc.*	749	124,986
Lattice Semiconductor Corp.*	1,161	90,825
NetApp, Inc.	746	78,308
Allegro MicroSystems, Inc.*	2,465	66,456
ON Semiconductor Corp.*	738	54,280
Dynatrace, Inc.*	834	38,731
Total Technology		2,295,634

82 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
STYLEPLUS—MID GROWTH FUND

	Shares	Value
Financial - 1.6%
Interactive Brokers Group, Inc. — Class A	2,599	$290,334
MGIC Investment Corp.	11,109	248,397
International Bancshares Corp.	3,856	216,476
Kinsale Capital Group, Inc.	273	143,254
American Homes 4 Rent — Class A REIT	2,696	99,159
Arch Capital Group Ltd.*	1,058	97,802
RenaissanceRe Holdings Ltd.	394	92,602
East West Bancorp, Inc.	1,001	79,189
Total Financial		1,267,213

Energy - 1.6%
CNX Resources Corp.*	11,057	262,272
Marathon Petroleum Corp.	1,090	219,635
Range Resources Corp.	5,096	175,455
Ovintiv, Inc.	3,055	158,555
Permian Resources Corp.	5,646	99,708
Chord Energy Corp.	558	99,458
Civitas Resources, Inc.	1,159	87,980
SM Energy Co.	1,657	82,601
SolarEdge Technologies, Inc.*	861	61,114
Total Energy		1,246,778

Communications - 1.0%
GoDaddy, Inc. — Class A*	2,691	319,368
Motorola Solutions, Inc.	574	203,758
VeriSign, Inc.*	614	116,359
Etsy, Inc.*	1,565	107,547
Ciena Corp.*	1,782	88,120
Total Communications		835,152

Basic Materials - 0.8%
Cabot Corp.	2,013	185,599
Reliance, Inc.	487	162,746
Olin Corp.	2,426	142,649
CF Industries Holdings, Inc.	717	59,661
RPM International, Inc.	492	58,523
Total Basic Materials		609,178

Utilities - 0.4%
Vistra Corp.	4,255	296,361

Total Common Stocks
(Cost $16,763,364)		19,993,449

MUTUAL FUNDS† - 69.3%
Guggenheim Strategy Fund II1	1,068,301	26,280,204
Guggenheim Strategy Fund III[1]	1,064,804	26,268,707
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	224,225	2,222,068
Total Mutual Funds
(Cost $54,390,103)		54,770,979

MONEY MARKET FUND† - 5.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.19%[2]	4,074,372	4,074,372
Total Money Market Fund
(Cost $4,074,372)		4,074,372

Total Investments - 99.8%
(Cost $75,227,839)		$78,838,800
Other Assets & Liabilities, net - 0.2%		181,521
Total Net Assets - 100.0%		$79,020,321

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	7	Jun 2024	$2,153,060	$61,232
S&P 500 Index Mini Futures Contracts	3	Jun 2024	795,825	9,674
NASDAQ-100 Index Mini Futures Contracts	2	Jun 2024	738,500	(459)
			$3,687,385	$70,447

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	Russell MidCap Growth Index	Pay	5.88% (Federal Funds Rate + 0.55%)	At Maturity	03/03/25	10,144	$57,246,041	$5,246,517

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
STYLEPLUS—MID GROWTH FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of March 31, 2024.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$19,993,449	$—	$—	$19,993,449
Mutual Funds	54,770,979	—	—	54,770,979
Money Market Fund	4,074,372	—	—	4,074,372
Equity Futures Contracts**	70,906	—	—	70,906
Equity Index Swap Agreements**	—	5,246,517	—	5,246,517
Total Assets	$78,909,706	$5,246,517	$—	$84,156,223

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$459	$—	$—	$459

**	This derivative is reported as unrealized appreciation/depreciation at period end.

84 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2024
STYLEPLUS—MID GROWTH FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Guggenheim Strategy Funds”), each of which are open-end management investment companies managed by GI. The Guggenheim Strategy Funds, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Guggenheim Strategy Funds pay no investment management fees. The Guggenheim Strategy Funds’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended March 31, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/24	Shares 03/31/24	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$22,166,962	$5,348,417	$(1,550,080)	$(38,065)	$352,970	$26,280,204	1,068,301	$668,157
Guggenheim Strategy Fund III	23,628,764	3,876,927	(1,601,310)	(58,566)	422,892	26,268,707	1,064,804	644,627
Guggenheim Ultra Short Duration Fund — Institutional Class	2,126,306	60,440	—	—	35,322	2,222,068	224,225	60,790
	$47,922,032	$9,285,784	$(3,151,390)	$(96,631)	$811,184	$54,770,979		$1,373,574

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 85

STYLEPLUS—MID GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2024

Assets:
Investments in unaffiliated issuers, at value (cost $20,837,736)	$24,067,821
Investments in affiliated issuers, at value (cost $54,390,103)	54,770,979
Cash	5,506
Segregated cash with broker	221,898
Unrealized appreciation on OTC swap agreements	5,246,517
Prepaid expenses	44,900
Receivables:
Dividends	263,077
Variation margin on futures contracts	4,377
Interest	3,528
Fund shares sold	379
Total assets	84,628,982

Liabilities:
Segregated cash due to broker	4,740,000
Payable for:
Swap settlement	501,102
Securities purchased	254,207
Management fees	48,863
Fund shares redeemed	18,633
Distribution and service fees	16,612
Transfer agent/maintenance fees	6,538
Fund accounting/administration fees	5,183
Trustees’ fees*	615
Miscellaneous	16,908
Total liabilities	5,608,661
Net assets	$79,020,321

Net assets consist of:
Paid in capital	$83,693,074
Total distributable earnings (loss)	(4,672,753)
Net assets	$79,020,321
Class A:
Net assets	$77,209,025
Capital shares outstanding	2,127,566
Net asset value per share	$36.29
Maximum offering price per share (Net asset value divided by 95.25%)	$38.10
Class C:
Net assets	$633,534
Capital shares outstanding	48,694
Net asset value per share	$13.01
Class P:
Net assets	$63,600
Capital shares outstanding	1,790
Net asset value per share	$35.53

Institutional Class:
Net assets	$1,114,162
Capital shares outstanding	30,714
Net asset value per share	$36.28

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2024

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $224)	$104,505
Dividends from securities of affiliated issuers	1,373,574
Interest	91,610
Total investment income	1,569,689

Expenses:
Management fees	263,768
Distribution and service fees:
Class A	85,862
Class C	2,959
Class P	70
Transfer agent/maintenance fees:
Class A	41,282
Class C	998
Class P	72
Institutional Class	736
Interest Expense	141,360
Professional fees	21,385
Fund accounting/administration fees	18,319
Custodian fees	7,904
Trustees’ fees*	7,375
Line of credit fees	906
Miscellaneous	34,700
Total expenses	627,696
Less:
Expenses waived by Adviser	(2,711)
Net expenses	624,985
Net investment income	944,704

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,910,391
Investments in affiliated issuers	(96,631)
Swap agreements	10,533,166
Futures contracts	428,914
Net realized gain	12,775,840
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,534,709
Investments in affiliated issuers	811,184
Swap agreements	97,165
Futures contracts	179,858
Net change in unrealized appreciation (depreciation)	3,622,916
Net realized and unrealized gain	16,398,756
Net increase in net assets resulting from operations	$17,343,460

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

86 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$944,704	$1,660,859
Net realized gain (loss) on investments	12,775,840	(22,978,263)
Net change in unrealized appreciation (depreciation) on investments	3,622,916	33,116,667
Net increase in net assets resulting from operations	17,343,460	11,799,263

Distributions to shareholders:
Class A	(1,599,572)	(18,424,696)
Class C	(35,883)	(356,411)
Class P	(1,001)	(34,001)
Institutional Class	(25,329)	(258,969)
Total distributions to shareholders	(1,661,785)	(19,074,077)

Capital share transactions:
Proceeds from sale of shares
Class A	520,989	1,044,582
Class C	11,834	26,052
Class P	2,348	5,957
Institutional Class	28,740	374,605
Distributions reinvested
Class A	1,520,104	17,671,252
Class C	35,883	298,799
Class P	1,001	34,001
Institutional Class	25,262	250,941
Cost of shares redeemed
Class A	(3,395,711)	(15,576,440)
Class C	(77,223)	(213,354)
Class P	(2,384)	(80,078)
Institutional Class	(80,455)	(508,296)
Net increase (decrease) from capital share transactions	(1,409,612)	3,328,021
Net increase (decrease) in net assets	14,272,063	(3,946,793)

Net assets:
Beginning of period	64,748,258	68,695,051
End of period	$79,020,321	$64,748,258

Capital share activity:
Shares sold
Class A	16,135	34,720
Class C	1,018	2,227
Class P	75	203
Institutional Class	918	13,235
Shares issued from reinvestment of distributions
Class A	47,135	659,621
Class C	3,096	29,643
Class P	32	1,299
Institutional Class	784	9,384
Shares redeemed
Class A	(106,297)	(481,994)
Class C	(6,498)	(17,169)
Class P	(73)	(2,987)
Institutional Class	(2,467)	(16,939)
Net increase (decrease) in shares	(46,142)	231,243

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 87

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$29.13	$34.22	$52.73	$45.98	$39.64	$49.70
Income (loss) from investment operations:
Net investment income (loss)[b]	.43	.76	.16	(.02)	.19	.45
Net gain (loss) on investments (realized and unrealized)	7.48	5.07	(15.32)	13.67	7.06	(1.58)
Total from investment operations	7.91	5.83	(15.16)	13.65	7.25	(1.13)
Less distributions from:
Net investment income	(.75)	(.19)	—	(.20)	(.45)	(.41)
Net realized gains	—	(10.73)	(3.35)	(6.70)	(.46)	(8.52)
Total distributions	(.75)	(10.92)	(3.35)	(6.90)	(.91)	(8.93)
Net asset value, end of period	$36.29	$29.13	$34.22	$52.73	$45.98	$39.64

Total Return[c]	27.48%	19.84%	(30.68%)	31.07%	18.57%	2.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$77,209	$63,225	$67,014	$107,983	$89,469	$83,027
Ratios to average net assets:
Net investment income (loss)	2.69%	2.52%	0.36%	(0.04%)	0.46%	1.13%
Total expenses[d]	1.78%	1.66%	1.32%	1.34%	1.45%	1.44%
Net expenses[e]	1.77%	1.65%	1.30%	1.28%	1.40%	1.41%
Portfolio turnover rate	38%	82%	72%	44%	82%	73%

Class C	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$10.89	$18.92	$30.92	$29.40	$25.66	$35.78
Income (loss) from investment operations:
Net investment income (loss)[b]	.10	.20	(.15)	(.29)	(.10)	.08
Net gain (loss) on investments (realized and unrealized)	2.74	2.50	(8.50)	8.51	4.53	(1.68)
Total from investment operations	2.84	2.70	(8.65)	8.22	4.43	(1.60)
Less distributions from:
Net investment income	(.72)	—	—	—	(.23)	—
Net realized gains	—	(10.73)	(3.35)	(6.70)	(.46)	(8.52)
Total distributions	(.72)	(10.73)	(3.35)	(6.70)	(.69)	(8.52)
Net asset value, end of period	$13.01	$10.89	$18.92	$30.92	$29.40	$25.66

Total Return[c]	26.85%	18.85%	(31.33%)	29.88%	17.53%	1.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$634	$556	$688	$1,327	$1,510	$1,683
Ratios to average net assets:
Net investment income (loss)	1.72%	1.66%	(0.59%)	(0.94%)	(0.39%)	0.30%
Total expenses[d]	2.75%	2.49%	2.25%	2.26%	2.32%	2.27%
Net expenses[e]	2.74%	2.48%	2.23%	2.20%	2.28%	2.24%
Portfolio turnover rate	38%	82%	72%	44%	82%	73%

88 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$28.38	$33.58	$51.96	$45.45	$39.17	$49.12
Income (loss) from investment operations:
Net investment income (loss)[b]	.40	.64	—	(.07)	.15	.41
Net gain (loss) on investments (realized and unrealized)	7.32	4.96	(15.03)	13.51	6.99	(1.58)
Total from investment operations	7.72	5.60	(15.03)	13.44	7.14	(1.17)
Less distributions from:
Net investment income	(.57)	(.07)	—	(.23)	(.40)	(.26)
Net realized gains	—	(10.73)	(3.35)	(6.70)	(.46)	(8.52)
Total distributions	(.57)	(10.80)	(3.35)	(6.93)	(.86)	(8.78)
Net asset value, end of period	$35.53	$28.38	$33.58	$51.96	$45.45	$39.17

Total Return	27.40%	19.40%	(30.90%)	30.92%	18.48%	2.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$64	$50	$109	$237	$116	$93
Ratios to average net assets:
Net investment income (loss)	2.53%	2.09%	0.01%	(0.14%)	0.36%	1.04%
Total expenses[d]	1.91%	1.97%	1.56%	1.43%	1.54%	1.55%
Net expenses[e]	1.91%	1.96%	1.54%	1.37%	1.50%	1.51%
Portfolio turnover rate	38%	82%	72%	44%	82%	73%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 89

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$29.13	$34.25	$52.71	$45.98	$39.64	$49.80
Income (loss) from investment operations:
Net investment income (loss)[b]	.46	.82	.22	.07	.24	.51
Net gain (loss) on investments (realized and unrealized)	7.49	5.05	(15.33)	13.65	7.09	(1.63)
Total from investment operations	7.95	5.87	(15.11)	13.72	7.33	(1.12)
Less distributions from:
Net investment income	(.80)	(.26)	—	(.29)	(.53)	(.52)
Net realized gains	—	(10.73)	(3.35)	(6.70)	(.46)	(8.52)
Total distributions	(.80)	(10.99)	(3.35)	(6.99)	(.99)	(9.04)
Net asset value, end of period	$36.28	$29.13	$34.25	$52.71	$45.98	$39.64

Total Return	27.65%	20.02%	(30.60%)	31.26%	18.79%	2.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,114	$917	$884	$1,390	$1,311	$972
Ratios to average net assets:
Net investment income (loss)	2.91%	2.72%	0.50%	0.14%	0.58%	1.28%
Total expenses[d]	1.56%	1.49%	1.20%	1.17%	1.26%	1.31%
Net expenses[e]	1.55%	1.49%	1.18%	1.11%	1.22%	1.28%
Portfolio turnover rate	38%	82%	72%	44%	82%	73%

[a]	Unaudited figures for the period ended March 31, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

90 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

WORLD EQUITY INCOME FUND

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

COUNTRY DIVERSIFICATION

Country	% of Long-Term Investments
United States	67.2%
Canada	5.4%
Australia	4.8%
Japan	4.6%
Netherlands	3.6%
Italy	1.9%
Singapore	1.7%
Other	10.8%
Total Long-Term Investments	100.0%

Inception Dates:
Class A	October 1, 1993
Class C	January 29, 1999
Class P	May 1, 2015
Institutional Class	May 2, 2011

Ten Largest Holdings	% of Total Net Assets
Microsoft Corp.	3.0%
Apple, Inc.	2.8%
NVIDIA Corp.	2.6%
Alphabet, Inc. — Class C	2.0%
Amazon.com, Inc.	1.8%
UnitedHealth Group, Inc.	1.4%
Berkshire Hathaway, Inc. — Class B	1.4%
PepsiCo, Inc.	1.1%
Citigroup, Inc.	1.1%
Broadcom, Inc.	1.1%
Top Ten Total	18.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 91

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Average Annual Returns*

Periods Ended March 31, 2024

	6 Month†	1 Year	5 Year	10 Year
Class A Shares	17.52%	19.75%	9.33%	7.06%
Class A Shares with sales charge‡	11.92%	14.06%	8.28%	6.54%
Class C Shares	17.03%	18.87%	8.52%	6.26%
Class C Shares with CDSC§	16.03%	17.87%	8.52%	6.26%
Institutional Class Shares	17.61%	20.07%	9.62%	7.34%
MSCI World Index (Net)	21.28%	25.07%	12.07%	9.39%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
Class P Shares	17.55%	19.79%	9.33%	7.46%
MSCI World Index (Net)	21.28%	25.07%	12.07%	9.52%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World Index (Net) is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

92 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2024
WORLD EQUITY INCOME FUND

	Shares	Value
COMMON STOCKS† - 97.1%

Financial - 19.6%
Berkshire Hathaway, Inc. — Class B*	1,590	$668,627
Citigroup, Inc.	8,470	535,643
Banco Bilbao Vizcaya Argentaria S.A.	43,570	519,004
Intesa Sanpaolo SpA	131,700	477,888
Capital One Financial Corp.	3,200	476,448
Goldman Sachs Group, Inc.	1,100	459,459
AXA S.A.	12,000	450,777
ANZ Group Holdings Ltd.	22,520	431,496
ING Groep N.V.	26,000	427,704
Simon Property Group, Inc. REIT	2,690	420,958
Westpac Banking Corp.	24,660	419,464
National Australia Bank Ltd.	16,450	371,369
United Overseas Bank Ltd.	17,000	369,141
AvalonBay Communities, Inc. REIT	1,971	365,739
VICI Properties, Inc. REIT	12,000	357,480
First Citizens BancShares, Inc. — Class A	200	327,000
Swedbank AB — Class A	16,000	317,344
Swiss Life Holding AG	450	315,511
Skandinaviska Enskilda Banken AB — Class A	23,000	311,463
Public Storage REIT	1,063	308,334
FirstService Corp.	1,500	248,427
Aon plc — Class A	700	233,604
Mediobanca Banca di Credito Finanziario SpA	12,070	179,852
Assicurazioni Generali SpA	6,000	151,877
Synchrony Financial	3,000	129,360
BNP Paribas S.A.	1,800	127,911
Zurich Insurance Group AG	200	107,865
American International Group, Inc.	1,200	93,804
Gaming and Leisure Properties, Inc. REIT	2,000	92,140
Total Financial		9,695,689

Technology - 17.7%
Microsoft Corp.	3,559	1,497,350
Apple, Inc.	8,074	1,384,529
NVIDIA Corp.	1,450	1,310,162
Broadcom, Inc.	402	532,815
Texas Instruments, Inc.	2,762	481,168
NXP Semiconductor N.V.	1,700	421,209
CGI, Inc.*	3,500	386,287
Workday, Inc. — Class A*	1,400	381,850
Cognizant Technology Solutions Corp. — Class A	5,100	373,779
Skyworks Solutions, Inc.	3,200	346,624
Dell Technologies, Inc. — Class C	2,900	330,919
Constellation Software, Inc.	110	300,586
MongoDB, Inc.*	800	286,912
Crowdstrike Holdings, Inc. — Class A*	800	256,472
Intel Corp.	5,598	247,264
Accenture plc — Class A	300	103,983
ASML Holding N.V.	100	96,267
Total Technology		8,738,176

Consumer, Non-cyclical - 16.2%
UnitedHealth Group, Inc.	1,377	681,202
PepsiCo, Inc.	3,124	546,731
Bristol-Myers Squibb Co.	8,600	466,378
Novo Nordisk A/S — Class B	3,600	458,894
Amgen, Inc.	1,498	425,911
Elevance Health, Inc.	800	414,832
Johnson & Johnson	2,592	410,028
CVS Health Corp.	5,100	406,776
Colgate-Palmolive Co.	4,465	402,073
Sysco Corp.	4,860	394,535
Altria Group, Inc.	9,000	392,580
Archer-Daniels-Midland Co.	5,800	364,298
Bunge Global S.A.	3,400	348,568
Japan Tobacco, Inc.	12,900	343,234
CK Hutchison Holdings Ltd.	62,468	301,704
Imperial Brands plc	13,140	293,462
McKesson Corp.	530	284,531
HCA Healthcare, Inc.	700	233,471
Eli Lilly & Co.	200	155,592
Kraft Heinz Co.	4,000	147,600
Molina Healthcare, Inc.*	300	123,249
Tesco plc	32,000	119,791
Philip Morris International, Inc.	1,300	119,106
Medtronic plc	1,000	87,150
Pfizer, Inc.	3,000	83,250
Total Consumer, Non-cyclical		8,004,946

Consumer, Cyclical - 11.5%
Walmart, Inc.	8,700	523,479
Stellantis N.V.	16,000	454,812
General Motors Co.	10,000	453,500
Home Depot, Inc.	1,009	387,052
WW Grainger, Inc.	380	386,574
Dollarama, Inc.	4,900	373,430
Sumitomo Corp.	13,900	333,298
Walgreens Boots Alliance, Inc.	15,000	325,350
Sekisui House Ltd.	12,930	293,299
Aristocrat Leisure Ltd.	10,000	280,240
Lear Corp.	1,640	237,603
Jardine Cycle & Carriage Ltd.	13,000	232,781
Singapore Airlines Ltd.	48,000	227,588
Isuzu Motors Ltd.	16,100	216,848
Bayerische Motoren Werke AG	1,800	207,734
Cummins, Inc.	600	176,790
Mercedes-Benz Group AG — Class D	1,700	135,387
Aptiv plc*	1,600	127,440
Tesla, Inc.*	700	123,053
Lowe’s Companies, Inc.	460	117,176
Toromont Industries Ltd.	900	86,642
Total Consumer, Cyclical		5,700,076

Industrial - 10.5%
Lockheed Martin Corp.	989	449,866
Illinois Tool Works, Inc.	1,538	412,692
Deere & Co.	1,000	410,740
WSP Global, Inc.	2,200	366,813

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
WORLD EQUITY INCOME FUND

	Shares	Value
Snap-on, Inc.	1,090	$322,880
Waste Connections, Inc.	1,800	309,618
Obayashi Corp.	26,000	308,025
Amphenol Corp. — Class A	2,580	297,603
Mitsui OSK Lines Ltd.	9,720	296,119
FedEx Corp.	1,000	289,740
AP Moller - Maersk A/S — Class B	220	286,195
Nippon Yusen K.K.	9,890	271,116
Kawasaki Kisen Kaisha Ltd.	15,000	201,388
Stantec, Inc.	2,200	182,724
Parker-Hannifin Corp.	300	166,737
SITC International Holdings Company Ltd.	80,000	146,170
Owens Corning	800	133,440
TE Connectivity Ltd.	800	116,192
General Dynamics Corp.	400	112,996
Poste Italiane SpA[1]	9,000	112,694
Total Industrial		5,193,748

Communications - 7.3%
Alphabet, Inc. — Class C*	6,435	979,793
Amazon.com, Inc.*	4,838	872,678
Cisco Systems, Inc.	9,900	494,109
Meta Platforms, Inc. — Class A	900	437,022
Verizon Communications, Inc.	8,381	351,667
Telstra Group Ltd.	90,000	226,408
HKT Trust & HKT Ltd.	110,000	128,320
Thomson Reuters Corp.	800	124,548
Total Communications		3,614,545

Energy - 6.0%
Phillips 66	3,040	496,554
Marathon Petroleum Corp.	2,451	493,876
Valero Energy Corp.	2,640	450,622
Woodside Energy Group Ltd.	18,040	358,590
Cheniere Energy, Inc.	1,900	306,432
HF Sinclair Corp.	4,260	257,176
Parkland Corp.	8,000	254,885
Ampol Ltd.	9,800	254,133
DCC plc	1,100	79,969
Total Energy		2,952,237

Utilities - 5.4%
Southern Co.	5,875	421,472
Duke Energy Corp.	4,175	403,764
Consolidated Edison, Inc.	4,112	373,411
Exelon Corp.	9,010	338,506
DTE Energy Co.	2,980	334,177
Power Assets Holdings Ltd.	46,000	269,188
Entergy Corp.	1,600	169,088
Sempra	1,800	129,294
FirstEnergy Corp.	3,000	115,860
Public Service Enterprise Group, Inc.	1,700	113,526
Total Utilities		2,668,286

Basic Materials - 2.9%
Reliance, Inc.	1,200	401,016
Dow, Inc.	6,500	376,545
LyondellBasell Industries N.V. — Class A	3,362	343,865
Nucor Corp.	900	178,110
Celanese Corp. — Class A	600	103,116
Total Basic Materials		1,402,652

Total Common Stocks
(Cost $41,068,039)		47,970,355

PREFERRED STOCKS† - 0.2%
Consumer, Cyclical - 0.2%
Volkswagen AG	800	106,034
Total Preferred Stocks
(Cost $96,904)		106,034

EXCHANGE-TRADED FUNDS† - 1.9%
iShares MSCI EAFE ETF	5,860	467,980
SPDR S&P 500 ETF Trust	893	467,101
Total Exchange-Traded Funds
(Cost $911,437)		935,081

MONEY MARKET FUND† - 0.3%
Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.22%[2]	136,535	136,535
Total Money Market Fund
(Cost $136,535)		136,535

Total Investments - 99.5%
(Cost $42,212,915)		$49,148,005
Other Assets & Liabilities, net - 0.5%		266,031
Total Net Assets - 100.0%		$49,414,036

94 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2024
WORLD EQUITY INCOME FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Currency Futures Contracts Sold Short†
Canadian Dollar Futures Contracts	33	Jun 2024	$2,439,195	$12,249

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
[1]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $112,694 (cost $96,855), or 0.2% of total net assets.

[2]	Rate indicated is the 7-day yield as of March 31, 2024.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$47,970,355	$—	$—	$47,970,355
Preferred Stocks	106,034	—	—	106,034
Exchange-Traded Funds	935,081	—	—	935,081
Money Market Fund	136,535	—	—	136,535
Currency Futures Contracts**	12,249	—	—	12,249
Total Assets	$49,160,254	$—	$—	$49,160,254

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 95

WORLD EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2024

Assets:
Investments, at value (cost $42,212,915)	$49,148,005
Foreign currency, at value (cost $17,295)	17,269
Cash	16,765
Segregated cash with broker	37,000
Prepaid expenses	27,028
Receivables:
Securities sold	102,539
Dividends	102,361
Foreign tax reclaims	87,184
Interest	837
Fund shares sold	420
Total assets	49,539,408

Liabilities:
Payable for:
Fund shares redeemed	44,964
Professional fees	17,660
Management fees	16,591
Printing fees	12,010
Distribution and service fees	11,682
Variation margin on futures contracts	5,610
Transfer agent/maintenance fees	4,921
Distributions to shareholders	4,473
Fund accounting/administration fees	3,681
Trustees’ fees*	1,926
Due to Investment Adviser	50
Miscellaneous	1,804
Total liabilities	125,372
Net assets	$49,414,036

Net assets consist of:
Paid in capital	$41,806,276
Total distributable earnings (loss)	7,607,760
Net assets	$49,414,036
Class A:
Net assets	$44,042,692
Capital shares outstanding	2,660,809
Net asset value per share	$16.55
Maximum offering price per share (Net asset value divided by 95.25%)	$17.38
Class C:
Net assets	$2,946,157
Capital shares outstanding	218,061
Net asset value per share	$13.51
Class P:
Net assets	$93,454
Capital shares outstanding	5,591
Net asset value per share	$16.72

Institutional Class:
Net assets	$2,331,733
Capital shares outstanding	141,982
Net asset value per share	$16.42

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding tax of $50,866)	$633,858
Interest	8,848
Total investment income	642,706

Expenses:
Management fees	163,049
Distribution and service fees:
Class A	51,210
Class C	14,153
Class P	120
Transfer agent/maintenance fees:
Class A	34,284
Class C	1,741
Class P	86
Institutional Class	2,070
Registration fees	44,926
Printing expenses	22,855
Professional fees	22,017
Fund accounting/administration fees	13,664
Custodian fees	8,407
Trustees’ fees*	7,869
Line of credit fees	767
Miscellaneous	2,472
Recoupment of previously waived fees:
Class A	78
Total expenses	389,768
Less:
Expenses reimbursed by Adviser:
Class A	(34,123)
Class C	(1,708)
Class P	(86)
Institutional Class	(2,070)
Expenses waived by Adviser	(66,191)
Total waived/reimbursed expenses	(104,178)
Net expenses	285,590
Net investment income	357,116

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	941,665
Futures contracts	23,981
Foreign currency transactions	31,145
Net realized gain	996,791
Net change in unrealized appreciation (depreciation) on:
Investments	6,388,859
Futures contracts	(171,176)
Foreign currency translations	564
Net change in unrealized appreciation (depreciation)	6,218,247
Net realized and unrealized gain	7,215,038
Net increase in net assets resulting from operations	$7,572,154

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

96 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$357,116	$827,459
Net realized gain on investments	996,791	196,753
Net change in unrealized appreciation (depreciation) on investments	6,218,247	5,558,023
Net increase in net assets resulting from operations	7,572,154	6,582,235

Distributions to shareholders:
Class A	(319,485)	(722,703)
Class C	(11,719)	(29,606)
Class P	(742)	(1,387)
Institutional Class	(23,569)	(62,449)
Total distributions to shareholders	(355,515)	(816,145)

Capital share transactions:
Proceeds from sale of shares
Class A	795,487	1,839,546
Class C	186,823	303,253
Class P	853	23,194
Institutional Class	318,860	359,897
Distributions reinvested
Class A	307,485	695,071
Class C	11,719	29,606
Class P	576	1,233
Institutional Class	23,424	62,113
Cost of shares redeemed
Class A	(2,603,448)	(4,132,861)
Class C	(339,100)	(536,800)
Class P	(17,393)	(275)
Institutional Class	(1,212,252)	(3,906,719)
Net decrease from capital share transactions	(2,526,966)	(5,262,742)
Net increase in net assets	4,689,673	503,348

Net assets:
Beginning of period	44,724,363	44,221,015
End of period	$49,414,036	$44,724,363

Capital share activity:
Shares sold
Class A	52,802	130,111
Class C	15,954	26,132
Class P	55	1,612
Institutional Class	21,297	25,667
Shares issued from reinvestment of distributions
Class A	19,515	48,930
Class C	922	2,549
Class P	36	86
Institutional Class	1,503	4,415
Shares redeemed
Class A	(172,517)	(292,035)
Class C	(27,070)	(47,251)
Class P	(1,090)	(18)
Institutional Class	(79,855)	(293,795)
Net decrease in shares	(168,448)	(393,597)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 97

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$14.19	$12.49	$18.73	$15.03	$15.26	$15.77
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	.26	.29	.28	.20	.35
Net gain (loss) on investments (realized and unrealized)	2.36	1.70	(1.97)	3.79	(.12)[h]	(.36)
Total from investment operations	2.48	1.96	(1.68)	4.07	.08	(.01)
Less distributions from:
Net investment income	(.12)	(.25)	(.34)	(.34)	(.27)	(.37)
Net realized gains	—	(.01)	(4.22)	(.03)	(.04)	(.13)
Total distributions	(.12)	(.26)	(4.56)	(.37)	(.31)	(.50)
Net asset value, end of period	$16.55	$14.19	$12.49	$18.73	$15.03	$15.26

Total Return[c]	17.52%	15.69%	(13.44%)	27.13%	0.60%	0.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,043	$39,183	$35,905	$44,337	$37,911	$60,639
Ratios to average net assets:
Net investment income (loss)	1.57%	1.84%	1.87%	1.55%	1.36%	2.39%
Total expenses[d]	1.65%	1.50%	1.39%	1.45%	1.48%	1.37%
Net expenses[e,f,g]	1.19%	1.19%	1.20%	1.21%	1.22%	1.22%
Portfolio turnover rate	59%	156%	162%	191%	192%	127%

Class C	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$11.59	$10.20	$16.03	$12.87	$13.06	$13.53
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	.13	.14	.13	.08	.21
Net gain (loss) on investments (realized and unrealized)	1.92	1.39	(1.56)	3.24	(.10)[h]	(.33)
Total from investment operations	1.97	1.52	(1.42)	3.37	(.02)	(.12)
Less distributions from:
Net investment income	(.05)	(.12)	(.19)	(.18)	(.13)	(.22)
Net realized gains	—	(.01)	(4.22)	(.03)	(.04)	(.13)
Total distributions	(.05)	(.13)	(4.41)	(.21)	(.17)	(.35)
Net asset value, end of period	$13.51	$11.59	$10.20	$16.03	$12.87	$13.06

Total Return[c]	17.03%	14.87%	(14.11%)	26.22%	(0.13%)	(0.69%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,946	$2,645	$2,518	$3,230	$2,893	$3,366
Ratios to average net assets:
Net investment income (loss)	0.82%	1.10%	1.12%	0.81%	0.67%	1.64%
Total expenses[d]	2.35%	2.25%	2.20%	2.28%	2.40%	2.28%
Net expenses[e,f,g]	1.95%	1.94%	1.95%	1.96%	1.97%	1.97%
Portfolio turnover rate	59%	156%	162%	191%	192%	127%

98 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$14.33	$12.60	$18.91	$15.17	$15.38	$15.92
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	.26	.29	.30	.20	.36
Net gain (loss) on investments (realized and unrealized)	2.39	1.71	(1.99)	3.80	(.11)[h]	(.39)
Total from investment operations	2.51	1.97	(1.70)	4.10	.09	(.03)
Less distributions from:
Net investment income	(.12)	(.23)	(.39)	(.33)	(.26)	(.38)
Net realized gains	—	(.01)	(4.22)	(.03)	(.04)	(.13)
Total distributions	(.12)	(.24)	(4.61)	(.36)	(.30)	(.51)
Net asset value, end of period	$16.72	$14.33	$12.60	$18.91	$15.17	$15.38

Total Return	17.55%	15.65%	(13.44%)	27.10%	0.66%	0.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$93	$94	$62	$118	$94	$129
Ratios to average net assets:
Net investment income (loss)	1.53%	1.80%	1.82%	1.61%	1.36%	2.38%
Total expenses[d]	1.66%	1.74%	1.62%	1.53%	1.56%	1.44%
Net expenses[e,f,g]	1.19%	1.19%	1.20%	1.21%	1.22%	1.22%
Portfolio turnover rate	59%	156%	162%	191%	192%	127%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 99

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$14.08	$12.40	$18.61	$14.94	$15.16	$15.71
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.28	.36	.33	.25	.39
Net gain (loss) on investments (realized and unrealized)	2.34	1.70	(1.98)	3.75	(.13)[h]	(.37)
Total from investment operations	2.47	1.98	(1.62)	4.08	.12	.02
Less distributions from:
Net investment income	(.13)	(.29)	(.37)	(.38)	(.30)	(.44)
Net realized gains	—	(.01)	(4.22)	(.03)	(.04)	(.13)
Total distributions	(.13)	(.30)	(4.59)	(.41)	(.34)	(.57)
Net asset value, end of period	$16.42	$14.08	$12.40	$18.61	$14.94	$15.16

Total Return	17.61%	15.97%	(13.18%)	27.38%	0.92%	0.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,332	$2,802	$5,736	$2,985	$2,513	$3,458
Ratios to average net assets:
Net investment income (loss)	1.73%	1.99%	2.36%	1.82%	1.66%	2.67%
Total expenses[d]	1.39%	1.24%	1.13%	1.21%	1.50%	1.17%
Net expenses[e,f,g]	0.94%	0.94%	0.95%	0.96%	0.97%	0.97%
Portfolio turnover rate	59%	156%	162%	191%	192%	127%

[a]	Unaudited figures for the period ended March 31, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/24	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	0.00%*	—	0.01%	—	—	0.00%*
Class C	—	—	0.00%*	—	—	—
Class P	—	—	0.00%*	—	—	—
Institutional Class	—	—	0.01%	0.02%	—	—

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	03/31/24	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	1.19%	1.18%	1.20%	1.21%	1.22%	1.22%
Class C	1.94%	1.93%	1.95%	1.96%	1.97%	1.97%
Class P	1.19%	1.18%	1.20%	1.21%	1.22%	1.22%
Institutional Class	0.94%	0.93%	0.95%	0.96%	0.97%	0.97%

[h]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to the fluctuating market value of the investments of the Fund.

100 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of five separate classes of shares: Class A shares, Class C shares, Class P shares, Class R6 shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of Class A shares. Class A shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. Class A share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. Class C shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Class C shares of each Fund automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 8-year anniversary of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. Class R6 shares are offered primarily through qualified retirement and benefit plans. Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”or the “Adviser”) may also be eligible to purchase Class R6 shares subject to a $2 million minimum initial investment. At March 31, 2024, the Trust consisted of eighteen funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Alpha Opportunity Fund	Diversified
Large Cap Value Fund	Diversified
Market Neutral Real Estate Fund	Diversified
Risk Managed Real Estate Fund	Diversified
Small Cap Value Fund	Diversified
StylePlus—Large Core Fund	Diversified
StylePlus—Mid Growth Fund	Diversified
World Equity Income Fund	Diversified

At March 31, 2024, Class A, Class C, Class P and Institutional Class shares have been issued by the Funds.

Security Investors, LLC (“SI” or the “Adviser”) and Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), which operate under the name Guggenheim Investments (“GI”), provide advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as the distributor for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the class by the number of outstanding shares of the class on the specified date.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) adopted policies and procedures for the valuation of the Funds’ investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 101

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADR”) trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by a pricing service provider in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Futures contracts are valued on the basis of the last sale price as of 4:00 p.m. on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation of the underlying securities would provide a more accurate valuation of the futures contract.

Swap agreements entered into by a Fund are generally valued using an evaluated price provided by a pricing service provider.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the

102 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2024, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Dividends from net investment income are declared quarterly in the World Equity Income Fund and Risk Managed Real Estate Fund. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 103

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(j) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Funds’ Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended March 31, 2024, are disclosed in the Funds’ Statements of Operations.

(k) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at March 31, 2024.

(l) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategies, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Funds’ Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

If a Fund’s investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures

104 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Funds’ Statements of Assets and Liabilities; securities held as collateral are noted on the Funds’ Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
StylePlus—Large Core Fund	Index exposure	$7,368,300	$—
StylePlus—Mid Growth Fund	Index exposure	2,604,046	—
World Equity Income Fund	Hedge	—	2,811,996

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return or custom basket swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
StylePlus—Large Core Fund	Index exposure	$173,668,791	$—
StylePlus—Mid Growth Fund	Index exposure	53,391,786	—

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Alpha Opportunity Fund	Hedge, Leverage	$19,838,206	$39,682,735
Market Neutral Real Estate Fund	Hedge	—	29,452,560
Risk Managed Real Estate Fund	Hedge, Leverage	76,287,916	54,895,221

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2024:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency/Equity futures contracts	Variation margin on futures contracts	Variation margin on futures contracts
Equity swap agreements	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 105

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2024:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Total Value at March 31, 2024
Alpha Opportunity Fund	$—	$2,395,939	$—	$2,395,939
Market Neutral Real Estate Fund	—	1,007,236	—	1,007,236
Risk Managed Real Estate Fund	—	12,772,131	—	12,772,131
StylePlus—Large Core Fund	161,245	14,737,060	—	14,898,305
StylePlus—Mid Growth Fund	70,906	5,246,517	—	5,317,423
World Equity Income Fund	—	—	12,249	12,249

Liability Derivative Investments Value
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Total
Alpha Opportunity Fund	$—	$1,844,614	$—	$1,844,614
StylePlus—Mid Growth Fund	459	—	—	459

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Funds’ Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended March 31, 2024:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency/Equity futures contracts	Net realized gain (loss) on futures contracts Net change in unrealized appreciation (depreciation) on futures contracts
Equity swap agreements	Net realized gain (loss) on swap agreements Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Funds’ Statements of Operations categorized by primary risk exposure for the period ended March 31, 2024:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Total
Alpha Opportunity Fund	$—	$(282,820)	$—	$(282,820)
Market Neutral Real Estate Fund	—	(657,885)	—	(657,885)
Risk Managed Real Estate Fund	—	(1,506,844)	—	(1,506,844)
StylePlus—Large Core Fund	1,146,190	38,377,185	—	39,523,375
StylePlus—Mid Growth Fund	428,914	10,533,166	—	10,962,080
World Equity Income Fund	—	—	23,981	23,981

106 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Total
Alpha Opportunity Fund	$—	$(1,629,464)	$—	$(1,629,464)
Market Neutral Real Estate Fund	—	(2,892,951)	—	(2,892,951)
Risk Managed Real Estate Fund	—	5,692,304	—	5,692,304
StylePlus—Large Core Fund	217,586	(6,351,715)	—	(6,134,129)
StylePlus—Mid Growth Fund	179,858	97,165	—	277,023
World Equity Income Fund	—	—	(171,176)	(171,176)

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Funds may incur transaction costs in connection with conversions between various currencies. The Funds may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 107

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Funds’ Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Funds’ Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Alpha Opportunity Fund	Custom basket swap agreements	$2,395,939	$—	$2,395,939	$(1,844,614)	$—	$551,325
Market Neutral Real Estate Fund	Custom basket swap agreements	1,007,236	—	1,007,236	—	(500,000)	507,236
Risk Managed Real Estate Fund	Custom basket swap agreements	12,772,131	—	12,772,131	—	(7,333,030)	5,439,101
StylePlus—Large Core Fund	Swap equity agreements	14,737,060	—	14,737,060	—	(13,020,000)	1,717,060
StylePlus—Mid Growth Fund	Swap equity agreements	5,246,517	—	5,246,517	—	(4,740,000)	506,517

108 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Alpha Opportunity Fund	Custom basket swap agreements	$1,844,614	$—	$1,844,614	$(1,844,614)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2024.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Market Neutral Real Estate Fund	Goldman Sachs International	Custom basket swap agreements	$410,000	$—
	Morgan Stanley Capital Services LLC	Custom basket swap agreements	—	500,000
			410,000	500,000
Risk Managed Real Estate Fund	Goldman Sachs International	Custom basket swap agreements	—	1,350,000
	Morgan Stanley Capital Services LLC	Custom basket swap agreements	—	5,983,030
			—	7,333,030
StylePlus—Large Core Fund	Morgan Stanley Capital Services LLC	Futures contracts	640,000	—
	Wells Fargo Bank, N.A.	Total return swap agreements	—	13,020,000
			640,000	13,020,000
StylePlus—Mid Growth Fund	Morgan Stanley Capital Services LLC	Futures contracts	221,898	—
	Wells Fargo Bank, N.A.	Total return swap agreements	—	4,740,000
			221,898	4,740,000
World Equity Income Fund	BofA Securities, Inc.	Futures contracts	37,000	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 109

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees on a monthly basis calculated daily at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Alpha Opportunity Fund	0.90%
Large Cap Value Fund	0.65%
Market Neutral Real Estate Fund	1.10%
Risk Managed Real Estate Fund	0.75%
Small Cap Value Fund	0.75%
StylePlus—Large Core Fund	0.75%
StylePlus—Mid Growth Fund	0.75%
World Equity Income Fund	0.70%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of Class A, Class C and Class P shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s Class A and Class P shares, and 1.00% of the average daily net assets of the Fund’s Class C shares.

110 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

Fund	Limit	Effective Date	Contract End Date
Alpha Opportunity Fund – Class A	1.76%	05/31/17	02/01/25
Alpha Opportunity Fund – Class C	2.51%	05/31/17	02/01/25
Alpha Opportunity Fund– Class P	1.76%	05/31/17	02/01/25
Alpha Opportunity Fund – Institutional Class	1.51%	05/31/17	02/01/25
Large Cap Value Fund – Class A	1.15%	11/30/12	02/01/25
Large Cap Value Fund – Class C	1.90%	11/30/12	02/01/25
Large Cap Value Fund – Class P	1.15%	05/01/15	02/01/25
Large Cap Value Fund – Institutional Class	0.90%	06/05/13	02/01/25
Market Neutral Real Estate Fund – Class A	1.65%	02/26/16	02/01/25
Market Neutral Real Estate Fund – Class C	2.40%	02/26/16	02/01/25
Market Neutral Real Estate Fund – Class P	1.65%	02/26/16	02/01/25
Market Neutral Real Estate Fund – Institutional Class	1.40%	02/26/16	02/01/25
Risk Managed Real Estate Fund – Class A	1.30%	03/26/14	02/01/25
Risk Managed Real Estate Fund – Class C	2.05%	03/26/14	02/01/25
Risk Managed Real Estate Fund – Class P	1.30%	05/01/15	02/01/25
Risk Managed Real Estate Fund – Institutional Class	1.10%	03/26/14	02/01/25
Small Cap Value Fund – Class A	1.30%	11/30/12	02/01/25
Small Cap Value Fund – Class C	2.05%	11/30/12	02/01/25
Small Cap Value Fund – Class P	1.30%	05/01/15	02/01/25
Small Cap Value Fund – Institutional Class	1.05%	11/30/12	02/01/25
World Equity Income Fund – Class A	1.22%	08/15/13	02/01/25
World Equity Income Fund – Class C	1.97%	08/15/13	02/01/25
World Equity Income Fund – Class P	1.22%	05/01/15	02/01/25
World Equity Income Fund – Institutional Class	0.97%	08/15/13	02/01/25

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 111

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

GI and GPIM are entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI and GPIM are entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI or GPIM. At March 31, 2024, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2024	2025	2026	2027	Fund Total
Alpha Opportunity Fund
Class A	$5,323	$4,189	$4,612	$1,649	$15,773
Class C	709	584	502	158	1,953
Class P	1,824	971	1,774	379	4,948
Institutional Class	—	—	—	3,327	3,327
Large Cap Value Fund
Class A	—	99,072	106,239	48,632	253,943
Class C	3,805	5,729	5,870	2,292	17,696
Class P	695	796	522	176	2,189
Institutional Class	2,105	6,589	11,209	3,835	23,738
Market Neutral Real Estate Fund
Class A	18,159	7,180	2,380	693	28,412
Class C	790	689	524	263	2,266
Class P	13,266	6,928	3,895	852	24,941
Institutional Class	86,986	121,875	95,116	57,871	361,848
Risk Managed Real Estate Fund
Class A	—	—	460	39	499
Class C	—	—	270	—	270
Class P	—	5,446	4,114	5	9,565
Institutional Class	—	—	—	—	—
Small Cap Value Fund
Class A	110,382	98,289	91,810	83,256	383,737
Class C	21,442	14,817	10,065	8,861	55,185
Class P	1,154	2,097	2,852	1,321	7,424
Institutional Class	33,331	44,992	44,148	13,323	135,794
World Equity Income Fund
Class A	—	78,363	111,813	85,923	276,099
Class C	7,118	7,540	7,790	5,293	27,741
Class P	236	408	411	209	1,264
Institutional Class	4,320	7,859	8,688	5,521	26,388

For the period ended March 31, 2024, GI recouped amounts from the Funds as follows:

Alpha Opportunity Fund	$11,303
Large Cap Value Fund	61
Risk Managed Real Estate Fund	15,411
World Equity Income Fund	78

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing fund level without regard to any expense cap in effect for the investing fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended March 31, 2024, the investing Fund’s adviser waived fees related to investments in affiliated funds for the following Funds:

Fund	Amount Waived
StylePlus—Large Core Fund	$40,056
StylePlus—Mid Growth Fund	2,711

For the period ended March 31, 2024, GFD retained sales charges of $77,213 relating to sales of A-Class shares of the Trust.

112 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

At March 31, 2024, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of Outstanding Shares Owned
Alpha Opportunity Fund	78%

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue

Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At March 31, 2024, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Alpha Opportunity Fund	$35,215,660	$6,320,454	$(2,246,193)	$4,074,261
Large Cap Value Fund	30,312,993	9,653,053	(941,083)	8,711,970
Market Neutral Real Estate Fund	39,114,713	3,955,492	(477,442)	3,478,050
Risk Managed Real Estate Fund	311,159,475	31,910,717	(28,837,509)	3,073,208
Small Cap Value Fund	4,848,368	886,737	(351,269)	535,468
StylePlus—Large Core Fund	241,593,265	24,860,986	(1,090,548)	23,770,438
StylePlus—Mid Growth Fund	75,816,586	8,500,480	(161,302)	8,339,178
World Equity Income Fund	42,305,470	7,621,351	(766,567)	6,854,784

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 113

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 7 – Securities Transactions

For the period ended March 31, 2024, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Alpha Opportunity Fund	$55,905,257	$56,449,595
Large Cap Value Fund	3,415,456	4,404,722
Market Neutral Real Estate Fund	16,925,957	16,323,948
Risk Managed Real Estate Fund	98,793,715	161,299,843
Small Cap Value Fund	873,929	1,586,458
StylePlus—Large Core Fund	82,112,387	58,857,565
StylePlus—Mid Growth Fund	31,894,873	25,643,515
World Equity Income Fund	27,275,957	29,749,330

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,150,000,000 line of credit from Citibank, N.A., which was in place through September 29, 2023, at which time a new line of credit was entered into in the amount of $1,165,000,000 line of credit. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Funds’ Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the period ended March 31, 2024.

Note 9 – Large Shareholder Risk

As of March 31, 2024, 77.9% of the Alpha Opportunity Fund (the “Fund”) was held by Guggenheim Macro Opportunities Fund. The Fund may experience adverse effects if a large number of shares of the Fund are held by a single shareholder (e.g., an institutional investor, financial intermediary or another GI Fund). The Fund is subject to the risk that a redemption by those shareholders of all or a large portion of the Fund could cause the Fund to liquidate its assets at inopportune times, or at a loss or depressed value, which could adversely impact the Fund’s performance and cause the value of a shareholder’s investment to decline. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization.

Note 10 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Funds in a different country, geographic region, economy, industry or market because of the increasingly interconnected

114 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 11 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 115

OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at https://www.sec.gov. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on our website at www.guggenheiminvestments.com, and will be made available, upon request and without charge, by calling 800.820.0888.

116 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Funds’ Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	153

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (consulting firm) (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	152

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 117

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, Lydon Media (2016-present); Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX Group (financial advisor content, research and digital distribution provider) (2022-present). Former: Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-2023); Director, GDX Index Partners, LLC (index provider) (2021-2023).	152

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (2023-present); The 2023 ETF Series II (1) (2023-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel (formerly Partner), Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	153

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); Endeavor Health (2012-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

118 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	152

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

				152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 119

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and/or Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	152

Former: Guggenheim Energy & Income Fund (2018-2023); Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

120 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards and Senior Managing Director, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 121

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

122 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 123

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

124 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 125

3.31.2024

Guggenheim Funds Semi-Annual Report

Guggenheim High Yield Fund
Guggenheim Core Bond Fund
Guggenheim Municipal Income Fund

GuggenheimInvestments.com	SBINC-SEMI-0324x0924

GUGGENHEIM

Fast, Convenient, and Secure

Sign up for eDelivery from Guggenheim

Guggenheim's eDelivery service allows you to waive postal delivery and provides a fast, convenient, and secure way to access your account documents and shareholder communications such as statements, confirmations, prospectuses, and annual and semi-annual reports.

With Guggenheim's eDelivery service, you can:

- Receive important account information faster
- Reduce the chance of mail fraud and identity theft
- Positively impact the environment
- Increase shareholder value by reducing printing and mailing costs

For more information, visit *GuggenheimInvestments.com/eDelivery* or call our Client Services group at 800 820 0888.

It's easy to enroll:

To register your account and begin receiving some or all of your shareholder communications electronically, follow these simple steps:

1. **Go to *GuggenheimInvestments.com/myaccount***

   If you are a new user, you can also establish your User ID and password here.
2. **Log into your account**
3. **Select "Profile" on the left**
4. **Select "Edit Delivery" at the bottom**
5. **Select the eDelivery radio buttons**
6. **Enter your email address, and check the box that you have read the Terms and Conditions**
7. **Hit "Submit"**

GI-GOGREEN-1023 x1024 #59091

Guggenheim Investments eDelivery Service Notice

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
HIGH YIELD FUND	9
CORE BOND FUND	28
MUNICIPAL INCOME FUND	56
NOTES TO FINANCIAL STATEMENTS	68
OTHER INFORMATION	87
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	88
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	94

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2024

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the shareholder report for a selection of our Funds (the “Funds”) for the semi-annual fiscal period ended March 31, 2024 (the “Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC,

April 30, 2024

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The High Yield Fund may not be suitable for all investors.● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● There can be no guarantee the Fund will achieve its investment objective. ● The Fund’s share price, or the income generated by the Fund’s holdings, could change in response to interest rate changes and market and economic conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ●The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ●The Fund’s investments in restricted securities may involve financial and liquidity risk. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ●You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

March 31, 2024

The Core Bond Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● There can be no guarantee the Fund will achieve its investment objective. ● The Fund’s share price, or the income generated by the Fund’s holdings, could change in response to interest rate changes and market and economic conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Municipal Income Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● There can be no guarantee the Fund will achieve its investment objective. ● The Fund will be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers or the federal government in case it provides financial support to the municipality. Income from municipal bonds held by the Fund could be declared taxable because of changes in tax laws. The Fund may invest in securities that generate taxable income. A portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the alternative minimum tax. ● Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the Fund and the overall municipal market. ● Municipalities currently experience budget shortfalls, which could cause them to default on their debt and thus subject the Fund to unforeseen losses. ● The Fund’s share price, or the income generated by the Fund’s holdings, could change in response to interest rate changes and market and economic conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high-yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●Instruments and strategies (such as reverse repurchase agreements, unfunded commitments, tender option bonds, and borrowings) may expose the Fund to many of the same risks as investments in derivatives and may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2024

While job growth remains robust, recent labor data brought increased confidence in a labor market in better balance, allowing for inflation to soften further. Labor force growth remains strong, aided by high immigration flows, helping bring labor supply in line with gradually cooling demand. The Small Business Survey indicates that plans to increase compensation have returned to pre-COVID levels. Additionally, Bureau of Labor Statistics data reveal a continued decline in the “quits rate,” reducing the pressure on businesses to raise wages to attract or retain employees. These developments suggest wage pressures may ease further by year end. And despite some speculation against any Federal Reserve (“Fed”) rate cuts materializing in 2024, we continue to anticipate cuts later this year.

Following the stronger-than-expected March Consumer Price Index, we believe that there is a high probability that the easing cycle will start in the second half of the year, since the Fed will likely need more time to gather confirming data. In the latest Summary of Economic Projections, the Federal Open Market Committee (“FOMC”) significantly increased the median forecast for 2024 U.S. gross domestic product, slightly increased it for core personal consumption expenditures year over year, and continues to expect no material increase in the unemployment rate. These adjustments left the median view for three rate cuts for 2024, which suggests the bar is very high for the Fed to keep rates where they are all year, and even higher for more rate hikes to materialize.

Amid this macroeconomic backdrop, in the first quarter of 2024 the two-year Treasury yield increased to 4.59% from 4.23%, and the 10-year Treasury yield increased to 4.20% from 3.88%, keeping the inverted 2s/10s yield curve consistent at 39 basis points as of the end of the Reporting Period, up four basis points since the start of the year. One basis point equals 0.01%. In general, spreads to Treasurys have remained tight across sectors. In investment-grade corporate bonds, BBB-rated bonds continued to remain attractive relative to A and BB-rated bonds, and supply slowed toward the end of the first quarter of 2024, which we believe should support spreads in the near term. High yield bond spreads tightened during the first quarter of 2024 to 301 basis points from 323 basis points at the start of the year, while leveraged loans’ discount margins to maturity tightened to 509 basis points from 528 basis points. Structured credit spreads tightened marginally amid strong demand. Investor demand and an improved arbitrage led to robust new collateralized loan obligation issuance, and tightening liabilities led to an increase in refinances/resets.

Looking forward, Fed officials continue to advocate for a patient approach. A conventional easing cycle is therefore far from guaranteed. Market expectations have already adjusted significantly from market-implied expectations of six rate cuts in 2024 just two months ago to only three as of the end of the Reporting Period, aligning more closely with the FOMC’s views. So far, the market has taken this delay in stride, but its patience and assessment of credit risk could be tested.

For the Reporting Period, the S&P 500® Index* returned 23.48%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 17.01%. The return of the MSCI Emerging Markets Index* was 10.56%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 5.99% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 8.75%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 2.69% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2024

*Index Definitions

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. The bonds included in this index must have a minimum credit rating of at least Baa.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2023 and ending March 31, 2024.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
High Yield Fund
Class A	1.11%	7.83%	$1,000.00	$1,078.30	$5.77
Class C	1.87%	7.40%	1,000.00	1,074.00	9.70
Class P	1.11%	7.74%	1,000.00	1,077.40	5.76
Institutional Class	0.86%	8.07%	1,000.00	1,080.70	4.47
Class R6	0.78%	7.99%	1,000.00	1,079.90	4.06
Core Bond Fund
Class A	0.83%	6.24%	1,000.00	1,062.40	4.28
Class C	1.58%	5.94%	1,000.00	1,059.40	8.13
Class P	0.83%	6.23%	1,000.00	1,062.30	4.28
Institutional Class	0.53%	6.47%	1,000.00	1,064.70	2.74
Municipal Income Fund
Class A	0.79%	7.54%	1,000.00	1,075.40	4.10
Class C	1.54%	7.15%	1,000.00	1,071.50	7.98
Class P	0.78%	7.64%	1,000.00	1,076.40	4.05
Institutional Class	0.53%	7.68%	1,000.00	1,076.80	2.75

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
High Yield Fund
Class A	1.11%	5.00%	$1,000.00	$1,019.45	$5.60
Class C	1.87%	5.00%	1,000.00	1,015.65	9.42
Class P	1.11%	5.00%	1,000.00	1,019.45	5.60
Institutional Class	0.86%	5.00%	1,000.00	1,020.70	4.34
Class R6	0.78%	5.00%	1,000.00	1,021.10	3.94
Core Bond Fund
Class A	0.83%	5.00%	1,000.00	1,020.85	4.19
Class C	1.58%	5.00%	1,000.00	1,017.10	7.97
Class P	0.83%	5.00%	1,000.00	1,020.85	4.19
Institutional Class	0.53%	5.00%	1,000.00	1,022.35	2.68
Municipal Income Fund
Class A	0.79%	5.00%	1,000.00	1,021.05	3.99
Class C	1.54%	5.00%	1,000.00	1,017.30	7.77
Class P	0.78%	5.00%	1,000.00	1,021.10	3.94
Institutional Class	0.53%	5.00%	1,000.00	1,022.35	2.68

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest, if any. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the period would be:

	Class A	Class C	Class P	Institutional Class	Class R6
High Yield Fund	1.08%	1.84%	1.08%	0.83%	0.75%
Core Bond Fund	0.76%	1.51%	0.76%	0.47%	N/A
Municipal Income Fund	0.77%	1.52%	0.77%	0.52%	N/A

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2023 to March 31, 2024.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

HIGH YIELD FUND

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
A	0.3%
BBB	3.7%
BB	46.4%
B	36.5%
CCC	7.2%
NR2	2.2%
Other Instruments	3.7%
Total Investments	100.0%

Inception Dates:
Class A	August 5, 1996
Class C	May 1, 2000
Class P	May 1, 2015
Institutional Class	July 11, 2008
Class R6	May 15, 2017

Ten Largest Holdings	% of Total Net Assets
CPI CG, Inc., 8.63%	1.3%
Upbound Group, Inc., 6.38%	1.1%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%	1.1%
Jefferies Finance LLC / JFIN Company-Issuer Corp., 5.00%	1.0%
Terraform Global Operating, LP, 6.13%	1.0%
VZ Secured Financing BV, 5.00%	1.0%
Cheplapharm Arzneimittel GmbH, 5.50%	1.0%
ITT Holdings LLC, 6.50%	0.9%
Datix Bidco Ltd., 9.69%	0.9%
CVR Energy, Inc., 5.75%	0.8%
Top Ten Total	10.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Average Annual Returns*

Periods Ended March 31, 2024

	6 Month†	1 Year	5 Year	10 Year
Class A Shares	7.83%	10.48%	3.95%	4.02%
Class A Shares with sales charge‡	3.55%	6.01%	3.10%	3.52%
Class C Shares	7.40%	9.63%	3.13%	3.22%
Class C Shares with CDSC§	6.40%	8.63%	3.13%	3.22%
Institutional Class Shares	8.07%	10.85%	4.21%	4.28%
Bloomberg U.S. Corporate High Yield Index	8.75%	11.15%	4.21%	4.44%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
Class P Shares	7.74%	10.50%	3.91%	4.18%
Bloomberg U.S. Corporate High Yield Index	8.75%	11.15%	4.21%	4.62%

	6 Month†	1 Year	5 Year	Since Inception (05/15/17)
Class R6 Shares	7.99%	10.84%	4.30%	3.93%
Bloomberg U.S. Corporate High Yield Index	8.75%	11.15%	4.21%	4.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 2, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2024
HIGH YIELD FUND

	Shares	Value
COMMON STOCKS† - 0.0%

Industrial - 0.0%
BP Holdco LLC*,†††,1	23,711	$28,741
YAK BLOCKER 2 LLC*,†††	6,243	12,514
YAK BLOCKER 2 LLC*,†††	5,770	11,566
Targus, Inc.*,†††	12,825	504
Targus, Inc.*,†††	12,825	378
Targus, Inc.*,†††	12,825	292
Vector Phoenix Holdings, LP*,†††	23,711	117
Targus, Inc.*,†††	12,825	—
Total Industrial		54,112

Utilities - 0.0%
Mountain Creek Power LLC*,††	26,665	26,665

Energy - 0.0%
Legacy Reserves, Inc.*,†††	3,452	16,397
Permian Production Partners LLC*,†††	57,028	2,415
Total Energy		18,812

Consumer, Non-cyclical - 0.0%
Save-A-Lot*,†††	797,632	5,863

Financial - 0.0%
Tensor Ltd.*,†††	158,811	16

Total Common Stocks
(Cost $70,529)		105,468

PREFERRED STOCKS†† - 1.7%
Financial - 1.5%
Charles Schwab Corp.
4.00%*	1,325,000	1,117,975
Citigroup, Inc.
7.63%	775,000	813,647
American Equity Investment Life Holding Co.
5.95%	21,500	520,945
Goldman Sachs Group, Inc.
7.50%	475,000	504,374
Assurant, Inc.
5.25% due 01/15/61	2,700	61,560
Total Financial		3,018,501

Industrial - 0.2%
YAK BLOCKER 2 LLC*,†††	342,958	338,260
U.S. Shipping Corp.*,†††	14,718	2
Total Industrial		338,262

Total Preferred Stocks
(Cost $4,478,255)		3,356,763

WARRANTS† - 0.0%
Ginkgo Bioworks Holdings, Inc.
Expiring 09/16/26*	4	—
Total Warrants
(Cost $9)		—

MONEY MARKET FUND† - 1.9%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.19%[2]	3,606,650	3,606,650
Total Money Market Fund
(Cost $3,606,650)		3,606,650

	Face Amount~
CORPORATE BONDS†† - 84.0%
Consumer, Cyclical - 14.2%
United Airlines, Inc.
4.63% due 04/15/29[3]	1,025,000	953,250
4.38% due 04/15/26[3]	325,000	314,190
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
5.38% due 04/01/26[3]	1,225,000	1,198,470
Clarios Global Limited Partnership / Clarios US Finance Co.
8.50% due 05/15/27[3]	475,000	475,718
6.75% due 05/15/28[3]	350,000	354,770
6.25% due 05/15/26[3]	325,000	324,835
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[3]	1,150,000	1,076,682
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[3]	1,075,000	1,065,102
Scientific Games Holdings Limited Partnership/Scientific Games US FinCo, Inc.
6.63% due 03/01/30[3]	1,100,000	1,063,420
Penn Entertainment, Inc.
4.13% due 07/01/29[3]	1,204,000	1,035,380
Ritchie Bros Holdings, Inc.
6.75% due 03/15/28[3]	550,000	561,025
7.75% due 03/15/31[3]	450,000	470,810
Allwyn Entertainment Financing UK plc
7.88% due 04/30/29[3]	1,000,000	1,024,790
Hanesbrands, Inc.
4.88% due 05/15/26[3]	1,050,000	1,022,308
Fertitta Entertainment LLC / Fertitta Entertainment Finance Company, Inc.
4.63% due 01/15/29[3]	1,100,000	1,008,674
Crocs, Inc.
4.25% due 03/15/29[3]	1,094,000	1,000,159
Wolverine World Wide, Inc.
4.00% due 08/15/29[3]	1,200,000	963,125
Air Canada
3.88% due 08/15/26[3]	1,000,000	954,421
Wabash National Corp.
4.50% due 10/15/28[3]	1,025,000	939,963
Scotts Miracle-Gro Co.
4.38% due 02/01/32	1,050,000	905,244
Live Nation Entertainment, Inc.
6.50% due 05/15/27[3]	875,000	884,563

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
HIGH YIELD FUND

	Face Amount~		Value
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[3]		875,000	$821,149
Tempur Sealy International, Inc.
3.88% due 10/15/31[3]		875,000	743,055
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[3]		800,000	729,347
Newell Brands, Inc.
6.38% due 09/15/27		500,000	491,699
5.20% due 04/01/26		200,000	196,435
Amer Sports Co.
6.75% due 02/16/31[3]		675,000	673,283
Ontario Gaming GTA, LP
8.00% due 08/01/30[3]		625,000	643,733
Station Casinos LLC
4.63% due 12/01/31[3]		700,000	629,157
Park River Holdings, Inc.
5.63% due 02/01/29[3]		675,000	573,908
Advance Auto Parts, Inc.
5.90% due 03/09/26		550,000	549,130
Michaels Companies, Inc.
5.25% due 05/01/28[3]		600,000	511,248
Asbury Automotive Group, Inc.
5.00% due 02/15/32[3]		550,000	498,323
JB Poindexter & Company, Inc.
8.75% due 12/15/31[3]		475,000	490,975
Hilton Domestic Operating Company, Inc.
6.13% due 04/01/32[3]		425,000	426,808
Evergreen Acqco 1 Limited Partnership / TVI, Inc.
9.75% due 04/26/28[3]		383,000	411,749
Superior Plus, LP
4.25% due 05/18/28[3]	CAD	550,000	381,826
Aramark Services, Inc.
5.00% due 04/01/25[3]		275,000	272,950
Papa John’s International, Inc.
3.88% due 09/15/29[3]		275,000	243,877
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[3]		215,000	215,310
Allison Transmission, Inc.
4.75% due 10/01/27[3]		200,000	192,471
Caesars Entertainment, Inc.
6.50% due 02/15/32[3]		150,000	151,321
Vail Resorts, Inc.
6.25% due 05/15/25[3]		125,000	125,033
Total Consumer, Cyclical			27,569,686

Consumer, Non-cyclical - 14.1%
CPI CG, Inc.
8.63% due 03/15/26[3]		2,572,000	2,561,987
Upbound Group, Inc.
6.38% due 02/15/29[3,4]		2,281,000	2,214,428
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[3]		1,953,000	1,860,958
Tenet Healthcare Corp.
6.75% due 05/15/31[3]		675,000	687,305
4.38% due 01/15/30		625,000	577,670
6.13% due 06/15/30		275,000	274,369
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[3]		961,000	954,620
5.00% due 12/31/26[3]		350,000	343,091
Legends Hospitality Holding Company LLC / Legends Hospitality Co-Issuer, Inc.
5.00% due 02/01/26[3]		1,250,000	1,238,370
Post Holdings, Inc.
4.63% due 04/15/30[3]		600,000	550,805
5.50% due 12/15/29[3]		500,000	483,176
DaVita, Inc.
3.75% due 02/15/31[3]		1,225,000	1,025,646
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[3]		1,200,000	1,008,615
ADT Security Corp.
4.13% due 08/01/29[3]		1,050,000	961,980
Carriage Services, Inc.
4.25% due 05/15/29[3]		1,075,000	953,201
Boost Newco Borrower LLC
7.50% due 01/15/31[3]		850,000	889,791
Medline Borrower, LP
5.25% due 10/01/29[3]		850,000	803,393
Par Pharmaceutical, Inc.
due 04/01/27[3,5]		1,210,000	793,221
Williams Scotsman, Inc.
7.38% due 10/01/31[3]		725,000	753,532
BCP V Modular Services Finance II plc
4.75% due 10/30/28[3]	EUR	736,000	742,512
TriNet Group, Inc.
7.00% due 08/15/31[3]		650,000	666,961
Bausch Health Companies, Inc.
4.88% due 06/01/28[3]		1,200,000	654,845
Albertsons Companies Incorporated / Safeway Inc / New Albertsons Limited Partnership / Albertsons LLC
5.88% due 02/15/28[3]		475,000	470,269
6.50% due 02/15/28[3]		175,000	176,857
Central Garden & Pet Co.
4.13% due 10/15/30		711,000	637,837
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
due 04/01/29[3,5]		950,000	617,500
Champions Financing, Inc.
8.75% due 02/15/29[3]		575,000	602,397
AMN Healthcare, Inc.
4.63% due 10/01/27[3]		575,000	546,129
US Foods, Inc.
7.25% due 01/15/32[3]		500,000	520,365
Valvoline, Inc.
3.63% due 06/15/31[3]		600,000	517,206
Grifols S.A.
4.75% due 10/15/28[3]		600,000	496,416

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
HIGH YIELD FUND

	Face Amount~	Value
IQVIA, Inc.
5.00% due 05/15/27[3]	395,000	$385,688
Sabre GLBL, Inc.
7.38% due 09/01/25[6]	320,000	310,179
9.25% due 04/15/25[6]	31,000	30,528
Neogen Food Safety Corp.
8.63% due 07/20/30[3]	300,000	323,176
Service Corporation International
3.38% due 08/15/30	325,000	281,465
WW International, Inc.
4.50% due 04/15/29[3]	690,000	272,494
Graham Holdings Co.
5.75% due 06/01/26[3]	125,000	123,798
Ingles Markets, Inc.
4.00% due 06/15/31[3]	75,000	65,464
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
due 07/31/27[3,5]	171,000	11,115
Total Consumer, Non-cyclical		27,389,359

Industrial - 13.5%
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00% due 02/01/26[3]	2,076,000	2,050,304
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[3]	1,225,000	1,253,267
5.25% due 07/15/28[3]	675,000	646,644
Trinity Industries, Inc.
7.75% due 07/15/28[3]	1,175,000	1,206,623
4.55% due 10/01/24	550,000	544,575
TransDigm, Inc.
6.88% due 12/15/30[3]	925,000	942,941
6.75% due 08/15/28[3]	425,000	430,609
6.38% due 03/01/29[3]	250,000	250,778
GrafTech Finance, Inc.
4.63% due 12/15/28[3]	2,500,000	1,607,677
Mauser Packaging Solutions Holding Co.
7.88% due 08/15/26[3]	1,025,000	1,044,220
9.25% due 04/15/27[3]	500,000	496,018
Enviri Corp.
5.75% due 07/31/27[3]	1,575,000	1,482,987
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[3]	1,525,000	1,356,781
Clearwater Paper Corp.
4.75% due 08/15/28[3]	1,375,000	1,275,229
Sealed Air Corporation/Sealed Air Corp US
6.13% due 02/01/28[3]	825,000	826,712
7.25% due 02/15/31[3]	350,000	363,890
Builders FirstSource, Inc.
6.38% due 06/15/32[3]	750,000	761,089
6.38% due 03/01/34[3]	200,000	200,826
4.25% due 02/01/32[3]	100,000	89,687
Masonite International Corp.
5.38% due 02/01/28[3]	850,000	851,141
Emerald Debt Merger Sub LLC
6.63% due 12/15/30[3]	825,000	832,914
Amsted Industries, Inc.
4.63% due 05/15/30[3]	900,000	821,924
Artera Services LLC
8.50% due 02/15/31[3]	725,000	743,301
Pactiv Evergreen Group Issuer Incorporated/Pactiv Evergreen Group Issuer LLC
4.00% due 10/15/27[3]	700,000	652,985
Arcosa, Inc.
4.38% due 04/15/29[3]	700,000	645,073
Summit Materials LLC / Summit Materials Finance Corp.
6.50% due 03/15/27[3]	425,000	423,944
7.25% due 01/15/31[3]	175,000	181,893
Advanced Drainage Systems, Inc.
6.38% due 06/15/30[3]	575,000	577,976
Standard Industries, Inc.
4.38% due 07/15/30[3]	550,000	494,200
Howmet Aerospace, Inc.
5.95% due 02/01/37	475,000	491,592
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
6.00% due 06/15/27[3]	500,000	485,384
Calderys Financing LLC
11.25% due 06/01/28[3]	425,000	457,219
Ball Corp.
6.00% due 06/15/29	425,000	429,037
Hillenbrand, Inc.
6.25% due 02/15/29	425,000	428,646
AmeriTex HoldCo Intermediate LLC
10.25% due 10/15/28[3]	300,000	322,097
Clean Harbors, Inc.
6.38% due 02/01/31[3]	225,000	226,653
EnerSys
6.63% due 01/15/32[3]	175,000	176,270
Miter Brands Acquisition Holdco Incorporated / MIWD Borrower LLC
6.75% due 04/01/32[3]	175,000	175,598
Total Industrial		26,248,704

Communications - 12.4%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 05/01/32	1,850,000	1,486,649
4.25% due 01/15/34[3]	975,000	735,983
4.25% due 02/01/31[3]	400,000	326,660
6.38% due 09/01/29[3]	275,000	260,888
Altice France S.A.
5.13% due 07/15/29[3]	1,450,000	980,249
5.50% due 10/15/29[3]	1,250,000	848,416
8.13% due 02/01/27[3]	900,000	703,492
Level 3 Financing, Inc.
3.88% due 10/15/30[3]	1,825,000	1,076,750
4.50% due 04/01/30[3]	1,325,000	821,500
11.00% due 11/15/29[3]	520,747	541,577

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
HIGH YIELD FUND

	Face Amount~	Value
McGraw-Hill Education, Inc.
5.75% due 08/01/28[3]	1,675,000	$1,577,779
8.00% due 08/01/29[3]	775,000	728,437
Vmed O2 UK Financing I plc
4.25% due 01/31/31[3]	1,125,000	952,624
4.75% due 07/15/31[3]	850,000	732,602
7.75% due 04/15/32[3]	350,000	351,013
CSC Holdings LLC
4.13% due 12/01/30[3]	975,000	697,174
3.38% due 02/15/31[3]	1,025,000	696,686
4.63% due 12/01/30[3]	950,000	482,423
VZ Secured Financing BV
5.00% due 01/15/32[3]	2,175,000	1,867,462
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[3]	1,417,000	1,329,881
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28	1,400,000	1,315,355
AMC Networks, Inc.
4.25% due 02/15/29	1,550,000	1,098,496
Sunrise FinCo I BV
4.88% due 07/15/31[3]	1,200,000	1,070,973
Sirius XM Radio, Inc.
4.13% due 07/01/30[3]	800,000	699,334
5.50% due 07/01/29[3]	325,000	309,550
3.88% due 09/01/31[3]	50,000	41,691
Cogent Communications Group, Inc.
7.00% due 06/15/27[3]	975,000	970,689
Match Group Holdings II LLC
4.63% due 06/01/28[3]	600,000	566,228
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.25% due 01/15/29[3]	550,000	498,288
Zayo Group Holdings, Inc.
4.00% due 03/01/27[3]	300,000	246,943
Go Daddy Operating Company LLC / GD Finance Co., Inc.
3.50% due 03/01/29[3]	200,000	180,380
Total Communications		24,196,172

Financial - 9.5%
NFP Corp.
6.88% due 08/15/28[3]	1,425,000	1,443,187
8.50% due 10/01/31[3]	600,000	660,335
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[3]	2,100,000	1,931,134
OneMain Finance Corp.
3.88% due 09/15/28	1,225,000	1,092,793
4.00% due 09/15/30	750,000	641,885
Alliant Holdings Intermediate LLC / Alliant Holdings Company-Issuer
7.00% due 01/15/31[3]	950,000	959,518
4.25% due 10/15/27[3]	475,000	447,193
6.75% due 04/15/28[3]	50,000	50,353
HUB International Ltd.
7.38% due 01/31/32[3]	1,075,000	1,082,239
5.63% due 12/01/29[3]	375,000	351,610
Hunt Companies, Inc.
5.25% due 04/15/29[3]	1,225,000	1,118,549
United Wholesale Mortgage LLC
5.75% due 06/15/27[3]	675,000	656,284
5.50% due 04/15/29[3]	475,000	449,254
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
3.88% due 03/01/31[3]	875,000	762,299
4.00% due 10/15/33[3]	350,000	296,482
Jones Deslauriers Insurance Management, Inc.
10.50% due 12/15/30[3]	725,000	765,042
8.50% due 03/15/30[3]	200,000	208,476
Starwood Property Trust, Inc.
4.38% due 01/15/27[3]	550,000	517,358
7.25% due 04/01/29[3]	425,000	428,382
SLM Corp.
3.13% due 11/02/26	1,000,000	928,759
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[3]	1,000,000	913,271
Jane Street Group / JSG Finance, Inc.
4.50% due 11/15/29[3]	700,000	647,636
Encore Capital Group, Inc.
9.25% due 04/01/29[3]	600,000	614,626
Kennedy-Wilson, Inc.
4.75% due 02/01/30	450,000	358,956
4.75% due 03/01/29	150,000	123,484
Liberty Mutual Group, Inc.
4.30% due 02/01/61[3]	750,000	477,313
PennyMac Financial Services, Inc.
7.88% due 12/15/29[3]	325,000	333,952
USI, Inc.
7.50% due 01/15/32[3]	300,000	300,553
Total Financial		18,560,923

Energy - 7.7%
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27	1,200,000	1,200,678
6.88% due 01/15/29	900,000	892,746
CVR Energy, Inc.
5.75% due 02/15/28[3]	1,725,000	1,617,604
8.50% due 01/15/29[3]	350,000	354,384
ITT Holdings LLC
6.50% due 08/01/29[3]	1,875,000	1,711,124
Kinetik Holdings, LP
6.63% due 12/15/28[3]	1,025,000	1,043,198
5.88% due 06/15/30[3]	350,000	342,344
HF Sinclair Corp.
6.38% due 04/15/27[3]	1,050,000	1,055,907
Viper Energy, Inc.
7.38% due 11/01/31[3]	1,015,000	1,055,170
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	1,000,000	947,500

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
HIGH YIELD FUND

	Face Amount~	Value
EnLink Midstream LLC
5.38% due 06/01/29	925,000	$908,131
Parkland Corp.
4.50% due 10/01/29[3]	750,000	693,689
CQP Holdco Limited Partnership / BIP-V Chinook Holdco LLC
7.50% due 12/15/33[3]	600,000	617,530
NuStar Logistics, LP
5.63% due 04/28/27	610,000	603,729
Venture Global LNG, Inc.
9.50% due 02/01/29[3]	525,000	565,878
Buckeye Partners, LP
3.95% due 12/01/26	550,000	525,815
Venture Global Calcasieu Pass LLC
6.25% due 01/15/30[3]	500,000	503,031
Southwestern Energy Co.
5.38% due 02/01/29	425,000	412,775
Basic Energy Services, Inc.
due 10/15/23[5]	1,175,000	5,875
Total Energy		15,057,108

Basic Materials - 7.5%
Carpenter Technology Corp.
6.38% due 07/15/28	1,325,000	1,322,767
7.63% due 03/15/30	650,000	670,572
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[3]	1,650,000	1,601,376
Minerals Technologies, Inc.
5.00% due 07/01/28[3]	1,547,000	1,479,164
Kaiser Aluminum Corp.
4.63% due 03/01/28[3]	790,000	741,285
4.50% due 06/01/31[3]	725,000	641,429
SK Invictus Intermediate II SARL
5.00% due 10/30/29[3]	1,350,000	1,203,342
INEOS Finance plc
6.75% due 05/15/28[3]	1,100,000	1,086,086
Ingevity Corp.
3.88% due 11/01/28[3]	1,150,000	1,038,647
WR Grace Holdings LLC
4.88% due 06/15/27[3]	1,000,000	950,381
Novelis Corp.
4.75% due 01/30/30[3]	1,025,000	945,688
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[3]	900,000	887,848
Compass Minerals International, Inc.
6.75% due 12/01/27[3]	875,000	845,902
Arsenal AIC Parent LLC
8.00% due 10/01/30[3]	675,000	708,673
Alcoa Nederland Holding BV
7.13% due 03/15/31[3]	275,000	280,130
Axalta Coating Systems Dutch Holding B BV
7.25% due 02/15/31[3]	250,000	260,052
Mirabela Nickel Ltd.
due 06/24/19†††,5,6	278,115	1,391
Total Basic Materials		14,664,733

Technology - 3.5%
NCR Voyix Corp.
5.13% due 04/15/29[3]	1,500,000	1,391,179
Boxer Parent Company, Inc.
7.13% due 10/02/25[3]	1,025,000	1,025,915
Capstone Borrower, Inc.
8.00% due 06/15/30[3]	950,000	985,765
Central Parent Incorporated / CDK Global, Inc.
7.25% due 06/15/29[3]	875,000	893,206
Dun & Bradstreet Corp.
5.00% due 12/15/29[3]	925,000	853,832
Qorvo, Inc.
3.38% due 04/01/31[3]	600,000	516,008
Cloud Software Group, Inc.
6.50% due 03/31/29[3]	525,000	498,205
Playtika Holding Corp.
4.25% due 03/15/29[3]	500,000	432,857
Central Parent LLC / CDK Global II LLC / CDK Financing Company, Inc.
8.00% due 06/15/29[3]	200,000	207,327
Total Technology		6,804,294

Utilities - 1.6%
Terraform Global Operating, LP
6.13% due 03/01/26[3]	1,955,000	1,927,635
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25	625,000	625,247
Atlantica Sustainable Infrastructure plc
4.13% due 06/15/28[3]	400,000	367,537
Clearway Energy Operating LLC
4.75% due 03/15/28[3]	175,000	166,345
Total Utilities		3,086,764

Total Corporate Bonds
(Cost $175,202,933)		163,577,743

SENIOR FLOATING RATE INTERESTS††,◊ - 11.2%
Consumer, Non-cyclical - 2.7%
Blue Ribbon LLC
11.44% (1 Month Term SOFR + 6.00%, Rate Floor: 6.75%) due 05/08/28	1,010,680	878,787
Gibson Brands, Inc.
10.58% (3 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 08/11/28	852,600	801,981
Women’s Care Holdings, Inc.
9.91% (3 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 01/17/28	651,626	581,172
Moran Foods LLC
12.66% (3 Month Term SOFR + 7.25%, Rate Floor: 8.25%) due 06/30/26†††	472,753	357,159
17.97% (3 Month Term SOFR + 2.00%, Rate Floor: 7.31%) (in-kind rate was 10.66%) due 06/30/26†††,7	284,192	148,196
PlayCore
9.84% (3 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 02/14/30	500,000	501,565

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
HIGH YIELD FUND

	Face Amount~		Value
Confluent Health LLC
9.44% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 11/30/28		491,725	$485,578
IVI America LLC
due 03/15/31[8]		425,000	424,469
Balrog Acquisition, Inc.
9.94% (1 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 09/05/28†††		347,375	347,375
Kronos Acquisition Holdings, Inc.
11.49% (3 Month Term SOFR + 6.00%, Rate Floor: 7.00%) due 12/22/26		294,000	294,368
TGP Holdings LLC
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 06/29/28		235,381	222,304
Florida Food Products LLC
10.44% (1 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 10/18/28		220,500	194,040
Total Consumer, Non-cyclical			5,236,994

Technology - 2.3%
Datix Bidco Ltd.
9.69% (6 Month GBP SONIA + 4.50%, Rate Floor: 5.19%) due 04/28/25†††	GBP	1,300,000	1,640,772
12.94% (6 Month GBP SONIA + 7.75%, Rate Floor: 8.44%) due 04/27/26†††	GBP	650,000	820,386
Atlas CC Acquisition Corp.
9.85% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 05/25/28		560,625	523,220
Blackhawk Network Holdings, Inc.
10.33% (1 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 02/23/29		500,000	500,310
Cloud Software Group, Inc.
9.91% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 09/29/28		494,392	491,989
Central Parent LLC
9.31% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 07/06/29		275,000	275,701
24-7 Intouch, Inc.
10.18% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 08/25/25		264,404	256,721
Total Technology			4,509,099

Consumer, Cyclical - 2.1%
Alexander Mann
11.41% (1 Month SOFR + 6.00%, Rate Floor: 6.00%) due 06/29/27		956,451	928,953
American Tire Distributors, Inc.
11.83% (3 Month Term SOFR + 6.25%, Rate Floor: 7.00%) due 10/20/28		909,309	783,142
Holding SOCOTEC
9.31% (3 Month SOFR + 4.00%, Rate Floor: 4.75%) due 06/30/28		597,800	590,327
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
9.94% (1 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 04/03/25		740,384	533,817
Accuride Corp.
12.20% (1 Month Term SOFR + 1.00%, Rate Floor: 6.33%) (in-kind rate was 5.87%) due 05/18/26[7]		490,730	380,316
First Brands Group LLC
10.57% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27		300,000	299,874
CCRR Parent, Inc.
9.19% (1 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 03/06/28		299,231	267,312
WW International, Inc.
8.94% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 04/13/28		491,625	214,678
Total Consumer, Cyclical			3,998,419

Industrial - 1.8%
Dispatch Terra Acquisition LLC
9.70% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 03/27/28		1,170,611	1,084,278
Aegion Corp.
9.58% (1 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 05/17/28		683,112	685,250
Pelican Products, Inc.
9.81% (3 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 12/29/28		645,955	596,972
STS Operating, Inc.
due 03/15/31[8]		400,000	400,752
Arcline FM Holdings LLC
10.32% (3 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 06/23/28		273,611	273,611
Patriot Container Corp. (Wastequip)
9.18% (1 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 03/20/25		224,405	217,031
MI Windows And Doors LLC
due 03/20/31[8]		175,000	175,656
Anchor Packaging LLC
8.93% (1 Month Term SOFR + 3.50%, Rate Floor: 4.50%) due 07/20/26		148,184	147,999
Total Industrial			3,581,549

Financial - 1.0%
Franchise Group, Inc.
10.36% (6 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 03/10/26		938,947	836,836
Eisner Advisory Group
9.33% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 02/22/31		500,000	501,250
Cobham Ultra SeniorCo SARL
9.01% (6 Month Term SOFR + 3.93%, Rate Floor: 4.43%) due 08/06/29		396,015	388,344
Avison Young (Canada), Inc.
11.95% (3 Month Term SOFR + 6.61%, Rate Floor: 6.61%) due 01/31/26		525,250	197,846
13.08% (3 Month Term SOFR + 7.50%, Rate Floor: 8.50%) due 11/24/27		83,959	82,123
Total Financial			2,006,399

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
HIGH YIELD FUND

	Face Amount~	Value
Basic Materials - 0.8%
LTI Holdings, Inc.
10.19% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 07/24/26	735,633	$727,357
NIC Acquisition Corp.
9.32% (3 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 12/29/27	653,766	549,490
DCG Acquisition Corp.
9.93% (1 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 09/30/26	244,949	244,492
Total Basic Materials		1,521,339

Communications - 0.4%
Cengage Learning, Inc.
due 03/15/31[8]	850,000	848,138

Energy - 0.1%
Permian Production Partners LLC
7.72% (1 Month Term SOFR + 2.00%, Rate Floor: 5.72%) (in-kind rate was 2.00%) due 11/24/25[7]	97,935	94,508
Total Senior Floating Rate Interests
(Cost $23,617,585)		21,796,445

ASSET-BACKED SECURITIES†† - 0.5%
Collateralized Loan Obligations - 0.3%
WhiteHorse X Ltd.
2015-10A E, 10.88% (3 Month Term SOFR + 5.56%, Rate Floor: 5.30%) due 04/17/27◊,3	536,365	536,317

Infrastructure - 0.2%
Hotwire Funding LLC
2021-1, 4.46% due 11/20/51[3]	400,000	359,566
Total Asset-Backed Securities
(Cost $893,636)		895,883

Total Investments - 99.3%
(Cost $207,869,597)		$193,338,952
Other Assets & Liabilities, net - 0.7%		1,356,947
Total Net Assets - 100.0%		$194,695,899

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation
Bank of America, N.A.	GBP	Sell	2,035,000	2,603,264 USD	04/15/24	$34,635
Barclays Bank plc	EUR	Sell	705,000	771,068 USD	04/15/24	9,985
Bank of America, N.A.	CAD	Sell	522,000	386,901 USD	04/15/24	1,308
						$45,928

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
HIGH YIELD FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2024. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of March 31, 2024.
[3]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $143,161,617 (cost $152,053,804), or 73.5% of total net assets.

[4]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At March 31, 2024, the total market value of segregated or earmarked securities was $2,214,428— See Note 6.

[5]	Security is in default of interest and/or principal obligations.
[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $342,098 (cost $605,527), or 0.2% of total net assets — See Note 10.

[7]	Payment-in-kind security.
[8]	Security is unsettled at period end and does not have a stated effective rate. CAD — Canadian Dolla
EUR — Euro
GBP — British Pound
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices		Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$—		$26,665	$78,803	$105,468
Preferred Stocks	—		3,018,501	338,262	3,356,763
Warrants	—	*	—	—	—
Money Market Fund	3,606,650		—	—	3,606,650
Corporate Bonds	—		163,576,352	1,391	163,577,743
Senior Floating Rate Interests	—		18,482,557	3,313,888	21,796,445
Asset-Backed Securities	—		895,883	—	895,883
Forward Foreign Currency Exchange Contracts**	—		45,928	—	45,928
Total Assets	$3,606,650		$186,045,886	$3,732,344	$193,384,880

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
HIGH YIELD FUND

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $1,460,329 are categorized as Level 2 within the disclosure hierarchy — See Note 6.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at March 31, 2024	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Common Stocks	$71,749	Enterprise Value	Valuation Multiple	2.9x-8.2x	3.9x
Common Stocks	7,054	Model Price	Liquidation Value	—	—
Corporate Bonds	1,391	Third Party Pricing	Trade Price	—	—
Preferred Stocks	338,260	Enterprise Value	Valuation Multiple	5.0x	—
Preferred Stocks	2	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	2,461,158	Yield Analysis	Yield	10.3%-13.0%	11.2%
Senior Floating Rate Interests	505,355	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	347,375	Third Party Pricing	Broker Quote	—	—
Total Assets	$3,732,344

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended March 31, 2024, the Fund had securities with a total value of $5,863 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $94,508 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2024:

	Assets
	Corporate Bonds	Senior Floating Rate Interests	Common Stocks	Preferred Stocks	Total Assets
Beginning Balance	$13,211	$3,744,601	$64,125	$85,798	$3,907,735
Purchases/(Receipts)	—	8,799	—	—	8,799
(Sales, maturities and paydowns)/Fundings	—	(368,902)	(592)	—	(369,494)
Amortization of premiums/discounts	—	53,976	—	—	53,976
Total realized gains (losses) including in earnings	—	24,663	(24,765)	—	(102)
Total change in unrealized appreciation (depreciation) included in earnings	(11,820)	(54,741)	34,172	252,464	220,075
Transfers into Level 3	—	—	5,863	—	5,863
Transfers out of Level 3	—	(94,508)	—	—	(94,508)
Ending Balance	$1,391	$3,313,888	$78,803	$338,262	$3,732,344
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2024	$(11,820)	$(25,673)	$9,941	$252,464	$224,912

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2024
HIGH YIELD FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended March 31, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/24	Shares 03/31/24	Investment Income	Capital Gain Distributions
Common Stocks
BP Holdco LLC *	$30,456	$—	$—	$—	$(1,715)	$28,741	23,711	$—	$—

*	Non-income producing security.

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2024

Assets:
Investments in unaffiliated issuers, at value (cost $207,861,224)	$193,310,211
Investments in affiliated issuers, at value (cost $8,373)	28,741
Foreign currency, at value (cost $945)	937
Cash	62,409
Unrealized appreciation on forward foreign currency exchange contracts	45,928
Prepaid expenses	46,482
Receivables:
Interest	3,003,375
Securities sold	1,766,950
Fund shares sold	197,341
Foreign tax reclaims	2,369
Dividends	1,050
Total assets	198,465,793

Liabilities:
Reverse repurchase agreements (Note 6)	1,460,329
Payable for:
Securities purchased	1,469,313
Fund shares redeemed	480,130
Distributions to shareholders	157,893
Management fees	81,292
Transfer agent/maintenance fees	25,710
Distribution and service fees	18,531
Trustees’ fees*	6,340
Fund accounting/administration fees	3,693
Miscellaneous	66,663
Total liabilities	3,769,894
Net assets	$194,695,899

Net assets consist of:
Paid in capital	$241,128,680
Total distributable earnings (loss)	(46,432,781)
Net assets	$194,695,899
Class A:
Net assets	$47,071,095
Capital shares outstanding	4,773,437
Net asset value per share	$9.86
Maximum offering price per share (Net asset value divided by 96.00%)	$10.27
Class C:
Net assets	$8,837,239
Capital shares outstanding	889,061
Net asset value per share	$9.94
Class P:
Net assets	$5,093,705
Capital shares outstanding	516,656
Net asset value per share	$9.86

Institutional Class:
Net assets	$133,640,521
Capital shares outstanding	16,636,760
Net asset value per share	$8.03
Class R6:
Net assets	$53,339
Capital shares outstanding	5,365
Net asset value per share	$9.94

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

HIGH YIELD FUND

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2024

Investment Income:
Dividends	$52,213
Interest	7,410,084
Total investment income	7,462,297

Expenses:
Management fees	578,727
Distribution and service fees:
Class A	56,971
Class C	45,358
Class P	6,572
Transfer agent/maintenance fees:
Class A	28,516
Class C	7,389
Class P	3,555
Institutional Class	51,881
Class R6	481
Fund accounting/administration fees	42,425
Professional fees	25,410
Interest expense	24,415
Trustees’ fees*	11,112
Custodian fees	10,508
Line of credit fees	5,096
Miscellaneous	44,789
Recoupment of previously waived fees:
Class A	9,256
Class C	1,125
Class P	953
Institutional Class	42,954
Total expenses	997,493
Less:
Expenses reimbursed by Adviser:
Class A	(8,803)
Class C	(2,594)
Class P	(1,102)
Institutional Class	(11,525)
Class R6	(326)
Expenses waived by Adviser	(33,590)
Total waived/reimbursed expenses	(57,940)
Net expenses	939,553
Net investment income	6,522,744

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(45,848)
Forward foreign currency exchange contracts	(60,468)
Foreign currency transactions	(4,034)
Net realized loss	(110,350)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	8,619,936
Investments in affiliated issuers	(1,715)
Forward foreign currency exchange contracts	(23,611)
Foreign currency translations	3,759
Net change in unrealized appreciation (depreciation)	8,598,369
Net realized and unrealized gain	8,488,019
Net increase in net assets resulting from operations	$15,010,763

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,522,744	$11,429,443
Net realized loss on investments	(110,350)	(4,445,420)
Net change in unrealized appreciation (depreciation) on investments	8,598,369	9,908,149
Net increase in net assets resulting from operations	15,010,763	16,892,172

Distributions to shareholders:
Class A	(1,465,305)	(2,681,360)
Class C	(259,047)	(531,795)
Class P	(170,603)	(302,555)
Institutional Class	(4,406,586)	(7,690,867)
Class R6	(43,362)	(126,227)
Return of capital
Class A	—	(27,032)
Class C	—	(5,361)
Class P	—	(3,050)
Institutional Class	—	(77,534)
Class R6	—	(1,273)
Total distributions to shareholders	(6,344,903)	(11,447,054)

Capital share transactions:
Proceeds from sale of shares
Class A	2,681,238	4,413,398
Class C	147,695	1,181,267
Class P	136,091	1,437,731
Institutional Class	18,647,765	39,343,841
Class R6	19,719	2,663
Redemption fees collected
Class A	385	133
Class C	72	29
Class P	42	15
Institutional Class	1,093	387
Class R6	—	6
Distributions reinvested
Class A	1,316,585	2,472,792
Class C	253,501	524,910
Class P	169,669	305,110
Institutional Class	3,650,853	6,336,875
Class R6	43,005	127,232
Cost of shares redeemed
Class A	(3,783,208)	(7,261,678)
Class C	(1,377,534)	(2,518,867)
Class P	(647,959)	(1,100,898)
Institutional Class	(22,267,179)	(35,208,501)
Class R6	(2,060,918)	(113,880)
Net increase (decrease) from capital share transactions	(3,069,085)	9,942,565
Net increase in net assets	5,596,775	15,387,683

Net assets:
Beginning of period	189,099,124	173,711,441
End of period	$194,695,899	$189,099,124

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Capital share activity:
Shares sold
Class A	277,713	466,658
Class C	15,010	123,430
Class P	13,978	152,312
Institutional Class	2,393,657	5,099,917
Class R6	2,074	283
Shares issued from reinvestment of distributions
Class A	136,153	261,165
Class C	26,007	54,963
Class P	17,535	32,203
Institutional Class	463,121	821,359
Class R6	4,496	13,463
Shares redeemed
Class A	(395,005)	(767,705)
Class C	(141,958)	(264,048)
Class P	(66,508)	(116,881)
Institutional Class	(2,832,939)	(4,570,555)
Class R6	(211,719)	(12,038)
Net increase (decrease) in shares	(298,385)	1,294,526

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$9.43	$9.14	$10.98	$10.37	$10.90	$11.04
Income (loss) from investment operations:
Net investment income (loss)[c]	.31	.57	.56	.49	.57	.64
Net gain (loss) on investments (realized and unrealized)	.43	.30	(1.86)	.63	(.50)	(.12)
Total from investment operations	.74	.87	(1.30)	1.12	.07	.52
Less distributions from:
Net investment income	(.31)	(.57)	(.52)	(.48)	(.60)	(.66)
Return of capital	—	(.01)	(.02)	(.03)	—	—
Total distributions	(.31)	(.58)	(.54)	(.51)	(.60)	(.66)
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$9.86	$9.43	$9.14	$10.98	$10.37	$10.90

Total Return[d]	7.83%	9.60%	(12.10%)	11.02%	0.84%	4.99%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,071	$44,846	$43,822	$55,550	$53,997	$67,916
Ratios to average net assets:
Net investment income (loss)	6.50%	6.07%	5.46%	4.51%	5.44%	5.94%
Total expenses[e]	1.19%	1.22%	1.14%	1.07%	1.21%	1.27%
Net expenses[f,g,h]	1.11%	1.16%	1.10%	1.05%	1.20%	1.26%
Portfolio turnover rate	17%	31%	42%	86%	81%	61%

Class C	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$9.51	$9.22	$11.07	$10.46	$10.99	$11.14
Income (loss) from investment operations:
Net investment income (loss)[c]	.28	.51	.47	.40	.49	.56
Net gain (loss) on investments (realized and unrealized)	.43	.29	(1.85)	.64	(.49)	(.12)
Total from investment operations	.71	.80	(1.38)	1.04	—	.44
Less distributions from:
Net investment income	(.28)	(.50)	(.45)	(.40)	(.53)	(.59)
Return of capital	—	(.01)	(.02)	(.03)	—	—
Total distributions	(.28)	(.51)	(.47)	(.43)	(.53)	(.59)
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$9.94	$9.51	$9.22	$11.07	$10.46	$10.99

Total Return[d]	7.40%	8.75%	(12.76%)	10.04%	0.09%	4.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,837	$9,417	$9,915	$16,242	$16,437	$21,935
Ratios to average net assets:
Net investment income (loss)	5.76%	5.30%	4.55%	3.67%	4.68%	5.17%
Total expenses[e]	1.96%	1.97%	1.94%	1.91%	2.00%	2.03%
Net expenses[f,g,h]	1.87%	1.92%	1.90%	1.89%	1.99%	2.02%
Portfolio turnover rate	17%	31%	42%	86%	81%	61%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$9.44	$9.14	$10.98	$10.38	$10.91	$11.05
Income (loss) from investment operations:
Net investment income (loss)[c]	.32	.57	.55	.48	.57	.64
Net gain (loss) on investments (realized and unrealized)	.41	.30	(1.85)	.62	(.50)	(.12)
Total from investment operations	.73	.87	(1.30)	1.10	.07	.52
Less distributions from:
Net investment income	(.31)	(.56)	(.52)	(.47)	(.60)	(.66)
Return of capital	—	(.01)	(.02)	(.03)	—	—
Total distributions	(.31)	(.57)	(.54)	(.50)	(.60)	(.66)
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$9.86	$9.44	$9.14	$10.98	$10.38	$10.91

Total Return	7.74%	9.71%	(12.13%)	10.80%	0.80%	4.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,094	$5,205	$4,426	$5,660	$5,837	$8,170
Ratios to average net assets:
Net investment income (loss)	6.55%	6.07%	5.37%	4.40%	5.42%	5.93%
Total expenses[e]	1.19%	1.22%	1.28%	1.20%	1.26%	1.30%
Net expenses[f,g,h]	1.11%	1.16%	1.15%	1.16%	1.25%	1.28%
Portfolio turnover rate	17%	31%	42%	86%	81%	61%

Institutional Class	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$7.68	$7.45	$8.94	$8.45	$8.88	$9.01
Income (loss) from investment operations:
Net investment income (loss)[c]	.27	.49	.47	.41	.48	.54
Net gain (loss) on investments (realized and unrealized)	.34	.23	(1.50)	.51	(.39)	(.10)
Total from investment operations	.61	.72	(1.03)	.92	.09	.44
Less distributions from:
Net investment income	(.26)	(.48)	(.44)	(.40)	(.52)	(.57)
Return of capital	—	(.01)	(.02)	(.03)	—	—
Total distributions	(.26)	(.49)	(.46)	(.43)	(.52)	(.57)
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$8.03	$7.68	$7.45	$8.94	$8.45	$8.88

Total Return	8.07%	9.78%	(11.80%)	11.14%	1.14%	5.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$133,641	$127,649	$113,644	$167,486	$171,641	$180,442
Ratios to average net assets:
Net investment income (loss)	6.91%	6.32%	5.63%	4.71%	5.67%	6.17%
Total expenses[e]	0.91%	0.95%	0.95%	0.88%	0.98%	0.99%
Net expenses[f,g,h]	0.86%	0.91%	0.88%	0.85%	0.96%	0.97%
Portfolio turnover rate	17%	31%	42%	86%	81%	61%

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class R6	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$9.41	$9.12	$10.97	$10.36	$10.89	$11.03
Income (loss) from investment operations:
Net investment income (loss)[c]	.44	.61	.50	.52	.60	.68
Net gain (loss) on investments (realized and unrealized)	.40	.29	(1.77)	.63	(.49)	(.12)
Total from investment operations	.84	.90	(1.27)	1.15	.11	.56
Less distributions from:
Net investment income	(.31)	(.60)	(.56)	(.51)	(.64)	(.70)
Return of capital	—	(.01)	(.02)	(.03)	—	—
Total distributions	(.31)	(.61)	(.58)	(.54)	(.64)	(.70)
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$9.94	$9.41	$9.12	$10.97	$10.36	$10.89

Total Return	7.99%	10.00%	(11.91%)	11.35%	1.19%	5.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53	$1,982	$1,905	$126,683	$127,037	$151,558
Ratios to average net assets:
Net investment income (loss)	9.15%	6.43%	4.70%	4.80%	5.79%	6.31%
Total expenses[e]	0.86%	0.84%	0.75%	0.77%	0.85%	0.89%
Net expenses[f,g,h]	0.78%	0.80%	0.75%	0.76%	0.85%	0.88%
Portfolio turnover rate	17%	31%	42%	86%	81%	61%

[a]	Unaudited figures for the period ended March 31, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Redemption fees collected are less than $0.01 per share.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/24[a]	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	0.04%	0.04%	0.01%	0.00%*	0.05%	0.05%
Class C	0.02%	0.04%	0.00%*	0.01%	0.04%	0.05%
Class P	0.04%	0.01%	0.04%	0.04%	0.02%	0.01%
Institutional Class	0.07%	0.03%	0.02%	0.01%	0.02%	0.02%
Class R6	—	—	—	—	0.00%*	0.00%*

*	Less than 0.01%.

[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	03/31/24[a]	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	1.08%	1.13%	1.09%	1.03%	1.12%	1.15%
Class C	1.84%	1.89%	1.89%	1.87%	1.90%	1.91%
Class P	1.08%	1.13%	1.14%	1.14%	1.16%	1.16%
Institutional Class	0.83%	0.88%	0.87%	0.83%	0.87%	0.88%
Class R6	0.75%	0.77%	0.75%	0.74%	0.77%	0.77%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

CORE BOND FUND

OBJECTIVE: Seeks to provide current income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	51.5%
AA	7.4%
A	18.6%
BBB	16.6%
BB	1.3%
B	0.3%
CCC	0.1%
CC	0.1%
C	0.0%
NR2	0.6%
Other Instruments	3.5%
Total Investments	100.0%

Inception Dates:
Class A	August 15, 1985
Class C	May 1, 2000
Class P	May 1, 2015
Institutional Class	January 29, 2013

Ten Largest Holdings	% of Total Net Assets
U.S. Treasury Notes, 4.13%	12.5%
U.S. Treasury Notes, 3.50%	3.0%
U.S. Treasury Bonds, 4.38%	2.6%
U.S. Treasury Bonds due 05/15/53	2.4%
Fannie Mae, 5.50% due 05/01/53	1.4%
Fannie Mae, 5.00% due 06/01/53	1.3%
U.S. Treasury Notes, 3.63%	1.1%
Fannie Mae, 5.00% due 05/15/53	0.8%
United States Treasury Inflation Indexed Bonds, 0.13%	0.8%
Freddie Mac, 5.50% due 09/01/53	0.8%
Top Ten Total	26.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

*	Less than 0.10% of Total Investments
[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Average Annual Returns*

Periods Ended March 31, 2024

	6 Month†	1 Year	5 Year	10 Year
Class A Shares	6.24%	2.45%	0.88%	2.32%
Class A Shares with sales charge‡	1.98%	(1.67%)	0.06%	1.82%
Class C Shares	5.94%	1.77%	0.15%	1.58%
Class C Shares with CDSC§	4.94%	0.78%	0.15%	1.58%
Institutional Class Shares	6.47%	2.82%	1.18%	2.62%
Bloomberg U.S. Aggregate Bond Index	5.99%	1.70%	0.36%	1.54%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
Class P Shares	6.23%	2.45%	0.87%	1.95%
Bloomberg U.S. Aggregate Bond Index	5.99%	1.70%	0.36%	1.18%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculated performance for the periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2024
CORE BOND FUND

	Shares	Value
COMMON STOCKS† - 0.0%

Communications - 0.0%
Vacasa, Inc. — Class A*	1,596	$10,885

Financial - 0.0%
Pershing Square Tontine Holdings, Ltd. — Class A*,†††,1	622,890	62

Industrial - 0.0%
Constar International Holdings LLC*,†††	68	—

Total Common Stocks
(Cost $318,203)		10,947

PREFERRED STOCKS†† - 1.7%
Financial - 1.7%
Charles Schwab Corp.
4.00%	8,500,000	7,171,915
Wells Fargo & Co.
3.90%	5,550,000	5,280,416
State Street Corp.
6.70%	4,870,000	4,941,696
JPMorgan Chase & Co.
3.65%[2]	2,350,000	2,231,883
6.88%	1,400,000	1,448,681
Bank of New York Mellon Corp.
3.75%	3,900,000	3,574,740
MetLife, Inc.
3.85%	3,520,000	3,383,436
Bank of America Corp.
6.13%	1,650,000	1,654,506
Markel Group, Inc.
6.00%	1,360,000	1,348,860
CNO Financial Group, Inc.
5.13% due 11/25/60	48,000	1,046,880
Kuvare US Holdings, Inc.
7.00%[2]	1,000,000	1,010,000
Depository Trust & Clearing Corp.
3.38%[2]	1,000,000	887,500
Assurant, Inc.
5.25% due 01/15/61	3,350	76,380
First Republic Bank
4.25%*	77,975	16
Total Financial		34,056,909

Industrial - 0.0%
Constar International Holdings LLC*,†††	7	—
Total Preferred Stocks
(Cost $38,040,925)		34,056,909

WARRANTS† - 0.0%
Ginkgo Bioworks Holdings, Inc.
Expiring 09/16/26*	6,510	586
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25*,†††,1	69,210	7
Total Warrants
(Cost $15,075)		593

MONEY MARKET FUNDS† - 1.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.19%[3]	22,344,604	22,344,604
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 5.20%[3]	10,342,190	10,342,190
Total Money Market Funds
(Cost $32,686,794)		32,686,794

	Face Amount~
U.S. GOVERNMENT SECURITIES†† - 26.9%
U.S. Treasury Notes
4.13% due 03/31/31	248,880,000	247,480,050
3.50% due 01/31/28	61,817,000	60,008,370
3.63% due 05/15/26	22,000,000	21,563,438
2.75% due 02/15/28	8,370,000	7,901,149
4.13% due 06/15/26	260,000	257,441
U.S. Treasury Bonds
4.38% due 11/15/39	51,880,000	52,338,003
due 05/15/53[4,5]	164,480,000	48,217,269
due 11/15/53[4,5]	46,000,000	13,521,586
due 08/15/53[4,5]	35,000,000	10,236,282
due 02/15/52[4,5]	29,980,000	9,086,723
due 02/15/46[4,6]	23,500,000	8,566,336
due 05/15/44[4,6]	20,000,000	7,880,707
due 02/15/54[4,5]	14,000,000	4,035,862
4.75% due 11/15/53	3,000,000	3,202,500
due 11/15/44[4,6]	4,600,000	1,769,113
United States Treasury Inflation Indexed Bonds
0.13% due 10/15/25[14]	16,638,020	16,148,029
0.13% due 04/15/25[14]	16,152,249	15,752,036
1.25% due 04/15/28[14]	4,009,395	3,894,731
1.38% due 07/15/33[14]	1,959,587	1,880,574
Total U.S. Government Securities
(Cost $543,817,504)		533,740,199

ASSET-BACKED SECURITIES†† - 21.4%
Collateralized Loan Obligations - 12.5%
Woodmont Trust
2020-7A A1A, 7.48% (3 Month Term SOFR + 2.16%, Rate Floor: 1.90%) due 01/15/32◊,2	12,000,000	12,043,048
2020-7A B, 8.18% (3 Month Term SOFR + 2.86%, Rate Floor: 2.60%) due 01/15/32◊,2	3,750,000	3,785,066
Palmer Square Loan Funding Ltd.
2021-1A B, 7.38% (3 Month Term SOFR + 2.06%, Rate Floor: 2.06%) due 04/20/29◊,2	2,000,000	2,001,560
2021-1A A2, 6.83% (3 Month Term SOFR + 1.51%, Rate Floor: 1.51%) due 04/20/29◊,2	2,000,000	2,001,203

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
CORE BOND FUND

	Face Amount~	Value
2021-3A C, 8.08% (3 Month Term SOFR + 2.76%, Rate Floor: 2.76%) due 07/20/29◊,2	2,000,000	$1,971,325
2023-2A A2, 7.65% (3 Month Term SOFR + 2.30%, Rate Floor: 2.30%) due 01/25/32◊,2	1,500,000	1,500,057
2024-3A BR, 7.32% (3 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 04/15/31◊,2	1,500,000	1,498,483
2023-1A B, 8.12% (3 Month Term SOFR + 2.80%, Rate Floor: 2.80%) due 07/20/31◊,2	1,250,000	1,250,875
2023-4A B, 8.07% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 07/24/31◊,2	1,000,000	1,000,920
2023-2A B, 8.05% (3 Month Term SOFR + 2.70%, Rate Floor: 2.70%) due 01/25/32◊,2	1,000,000	999,403
2021-2A C, 7.98% (3 Month Term SOFR + 2.66%, Rate Floor: 2.66%) due 05/20/29◊,2	1,000,000	990,849
LCCM Trust
2021-FL3 A, 6.89% (1 Month Term SOFR + 1.56%, Rate Floor: 1.56%) due 11/15/38◊,2	5,934,820	5,851,573
2021-FL3 AS, 7.24% (1 Month Term SOFR + 1.91%, Rate Floor: 1.91%) due 11/15/38◊,2	3,950,000	3,799,339
2021-FL2 C, 7.59% (1 Month Term SOFR + 2.26%, Rate Floor: 2.26%) due 12/13/38◊,2	3,100,000	2,874,514
Cerberus Loan Funding XLIV LLC
2024-5A A, 7.45% (3 Month Term SOFR + 2.35%, Rate Floor: 2.35%) due 01/15/36◊,2	8,900,000	8,992,603
2024-5A B, 8.30% (3 Month Term SOFR + 3.20%, Rate Floor: 3.20%) due 01/15/36◊,2	3,000,000	3,001,653
LoanCore Issuer Ltd.
2021-CRE5 C, 7.79% (1 Month Term SOFR + 2.46%, Rate Floor: 2.46%) due 07/15/36◊,2	7,500,000	7,099,615
2021-CRE6 C, 7.74% (1 Month Term SOFR + 2.41%, Rate Floor: 2.30%) due 11/15/38◊,2	4,000,000	3,847,108
Octagon Investment Partners 49 Ltd.
2024-5A BR, 7.24% (3 Month Term SOFR + 1.95%, Rate Floor: 1.95%) due 04/15/37◊,2	8,500,000	8,508,690
Dryden 36 Senior Loan Fund
2020-36A CR3, 7.63% (3 Month Term SOFR + 2.31%, Rate Floor: 2.05%) due 04/15/29◊,2	8,000,000	8,009,707
Madison Park Funding XLVIII Ltd.
2021-48A C, 7.57% (3 Month Term SOFR + 2.26%, Rate Floor: 2.26%) due 04/19/33◊,2	4,000,000	4,001,878
2021-48A B, 7.02% (3 Month Term SOFR + 1.71%, Rate Floor: 1.71%) due 04/19/33◊,2	4,000,000	3,993,688
GoldenTree Loan Management US CLO 1 Ltd.
2024-9A BR, due 04/20/37◊,2	5,000,000	5,000,000
2021-9A C, 7.38% (3 Month Term SOFR + 2.06%, Rate Floor: 1.80%) due 01/20/33◊,2	3,000,000	2,972,288
Cerberus Loan Funding XLV LLC
2024-1A A, 7.29% (3 Month Term SOFR + 1.90%, Rate Floor: 1.90%) due 04/15/36◊,2	6,500,000	6,501,071
2024-1A B, 7.72% (3 Month Term SOFR + 2.40%, Rate Floor: 2.40%) due 04/15/36◊,2	1,000,000	999,997
MF1 Multifamily Housing Mortgage Loan Trust
2021-FL6 D, 7.99% (1 Month Term SOFR + 2.66%, Rate Floor: 2.55%) due 07/16/36◊,2	4,000,000	3,835,893
2021-FL6 C, 7.29% (1 Month Term SOFR + 1.96%, Rate Floor: 1.85%) due 07/16/36◊,2	3,400,000	3,263,026
Owl Rock CLO III Ltd.
2024-3A AR, due 04/20/36◊,2	6,750,000	6,750,000
Golub Capital Partners CLO 33M Ltd.
2021-33A AR2, 7.45% (3 Month Term SOFR + 2.12%, Rate Floor: 1.86%) due 08/25/33◊,2	6,500,000	6,461,374
FS Rialto
2021-FL2 A, 6.66% (1 Month Term SOFR + 1.33%, Rate Floor: 1.33%) due 05/16/38◊,2	4,595,665	4,545,914
2021-FL3 C, 7.49% (1 Month Term SOFR + 2.16%, Rate Floor: 2.16%) due 11/16/36◊,2	2,000,000	1,902,264
Owl Rock CLO XVI
2024-16A A, 7.32% (3 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 04/20/36◊,2	5,000,000	5,027,883
2024-16A B, 7.82% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 04/20/36◊,2	1,000,000	1,010,067
Golub Capital Partners CLO 16 Ltd.
2021-16A A1R2, 7.20% (3 Month Term SOFR + 1.87%, Rate Floor: 1.61%) due 07/25/33◊,2	4,000,000	4,021,115
2021-16A A2R2, 7.39% (3 Month Term SOFR + 2.06%, Rate Floor: 1.80%) due 07/25/33◊,2	2,000,000	2,006,110
ABPCI Direct Lending Fund CLO II LLC
2021-1A A1R, 7.18% (3 Month Term SOFR + 1.86%, Rate Floor: 1.60%) due 04/20/32◊,2	5,500,000	5,506,382

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
CORE BOND FUND

	Face Amount~	Value
Cerberus Loan Funding XXXII, LP
2021-2A A, 7.20% (3 Month Term SOFR + 1.88%, Rate Floor: 1.88%) due 04/22/33◊,2	4,250,000	$4,235,134
2021-2A C, 8.43% (3 Month Term SOFR + 3.11%, Rate Floor: 3.11%) due 04/22/33◊,2	1,250,000	1,231,453
Cerberus Loan Funding XLII LLC
2023-3A A1, 7.79% (3 Month Term SOFR + 2.48%, Rate Floor: 2.48%) due 09/13/35◊,2	3,750,000	3,786,337
2023-3A B, 8.66% (3 Month Term SOFR + 3.35%, Rate Floor: 3.35%) due 09/13/35◊,2	1,250,000	1,250,008
Fortress Credit Opportunities IX CLO Ltd.
2021-9A A2TR, 7.38% (3 Month Term SOFR + 2.06%, Rate Floor: 1.80%) due 10/15/33◊,2	3,250,000	3,283,448
2021-9A A1TR, 7.13% (3 Month Term SOFR + 1.81%, Rate Floor: 1.55%) due 10/15/33◊,2	1,000,000	1,002,595
THL Credit Lake Shore MM CLO I Ltd.
2021-1A A1R, 7.28% (3 Month Term SOFR + 1.96%, Rate Floor: 1.70%) due 04/15/33◊,2	4,250,000	4,248,866
ACRES Commercial Realty Ltd.
2021-FL2 AS, 7.19% (1 Month Term SOFR + 1.86%, Rate Floor: 1.86%) due 01/15/37◊,2	2,000,000	1,976,080
2021-FL1 AS, 7.04% (1 Month Term SOFR + 1.71%, Rate Floor: 1.71%) due 06/15/36◊,2	2,000,000	1,966,793
ABPCI Direct Lending Fund CLO I LLC
2021-1A A1A2, 7.28% (3 Month Term SOFR + 1.96%, Rate Floor: 1.96%) due 07/20/33◊,2	3,750,000	3,750,405
Owl Rock CLO IV Ltd.
2021-4A A1R, 7.18% (3 Month Term SOFR + 1.86%, Rate Floor: 1.60%) due 08/20/33◊,2	3,750,000	3,748,824
BSPDF Issuer Ltd.
2021-FL1 C, 7.69% (1 Month Term SOFR + 2.36%, Rate Floor: 2.25%) due 10/15/36◊,2	4,000,000	3,668,859
Cerberus Loan Funding XL LLC
2023-1A A, 7.71% (3 Month Term SOFR + 2.40%, Rate Floor: 2.40%) due 03/22/35◊,2	3,500,000	3,535,645
Cerberus Loan Funding XXXIII, LP
2021-3A B, 7.43% (3 Month Term SOFR + 2.11%, Rate Floor: 1.85%) due 07/23/33◊,2	2,000,000	1,999,450
2021-3A A, 7.14% (3 Month Term SOFR + 1.82%, Rate Floor: 1.56%) due 07/23/33◊,2	1,250,000	1,252,698
Golub Capital Partners CLO 36M Ltd.
2018-36A A, 6.83% (3 Month Term SOFR + 1.56%, Rate Floor: 0.00%) due 02/05/31◊,2	3,222,082	3,218,677
PFP Ltd.
2021-7 D, 7.84% (1 Month Term SOFR + 2.51%, Rate Floor: 2.40%) due 04/14/38◊,2	3,321,780	3,186,129
Owl Rock CLO II Ltd.
2021-2A ALR, 7.13% (3 Month Term SOFR + 1.81%, Rate Floor: 1.55%) due 04/20/33◊,2	3,000,000	3,002,911
Golub Capital Partners CLO 54M LP
2021-54A A, 7.06% (3 Month Term SOFR + 1.79%, Rate Floor: 1.53%) due 08/05/33◊,2	1,500,000	1,502,798
2021-54A B, 7.38% (3 Month Term SOFR + 2.11%, Rate Floor: 1.85%) due 08/05/33◊,2	1,500,000	1,497,059
Cerberus Loan Funding XXXI, LP
2021-1A A, 7.08% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 04/15/32◊,2	2,763,833	2,766,764
VOYA CLO
2021-2A A2AR, 7.23% (3 Month Term SOFR + 1.91%, Rate Floor: 1.65%) due 06/07/30◊,2	2,550,000	2,553,286
KREF Ltd.
2021-FL2 AS, 6.74% (1 Month Term SOFR + 1.41%, Rate Floor: 1.30%) due 02/15/39◊,2	1,500,000	1,442,798
2021-FL2 C, 7.44% (1 Month Term SOFR + 2.11%, Rate Floor: 2.00%) due 02/15/39◊,2	1,000,000	930,545
Palmer Square CLO Ltd.
2023-4A C, 8.01% (3 Month Term SOFR + 2.60%, Rate Floor: 2.60%) due 10/20/33◊,2	1,250,000	1,253,028
2023-4A B, 7.56% (3 Month Term SOFR + 2.15%, Rate Floor: 2.15%) due 10/20/33◊,2	1,000,000	1,004,841
BXMT Ltd.
2020-FL2 A, 6.34% (1 Month Term SOFR + 1.01%, Rate Floor: 1.01%) due 02/15/38◊,2	2,153,305	2,067,173
Owl Rock CLO I LLC
2024-1A ANR, 7.74% (3 Month Term SOFR + 2.40%, Rate Floor: 2.40%) due 02/20/36◊,2	2,000,000	2,020,490
Magnetite XXIX Ltd.
2021-29A C, 7.23% (3 Month Term SOFR + 1.91%, Rate Floor: 1.65%) due 01/15/34◊,2	2,000,000	2,002,725
Madison Park Funding LVIII Ltd.
2024-58A B, due 04/25/37◊,2	2,000,000	2,000,000

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
CORE BOND FUND

	Face Amount~		Value
HPS Loan Management Ltd.
2018-2016 BR, 7.18% (3 Month Term SOFR + 1.86%, Rate Floor: 1.60%) due 07/20/30◊,2		2,000,000	$1,999,478
ABPCI Direct Lending Fund IX LLC
2021-9A A2R, 7.38% (3 Month Term SOFR + 2.06%, Rate Floor: 1.80%) due 11/18/31◊,2		2,000,000	1,996,060
MidOcean Credit CLO VII
2020-7A BR, 7.18% (3 Month Term SOFR + 1.86%, Rate Floor: 0.00%) due 07/15/29◊,2		2,000,000	1,993,876
Sound Point CLO XXXI Ltd.
2021-3A B, 7.24% (3 Month Term SOFR + 1.91%, Rate Floor: 1.65%) due 10/25/34◊,2		2,000,000	1,988,038
Neuberger Berman Loan Advisers CLO 40 Ltd.
2021-40A C, 7.33% (3 Month Term SOFR + 2.01%, Rate Floor: 1.75%) due 04/16/33◊,2		2,000,000	1,979,998
Canyon Capital CLO Ltd.
2018-1A A2R, 7.08% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 01/30/31◊,2		1,900,000	1,887,154
BRSP Ltd.
2021-FL1 C, 7.59% (1 Month Term SOFR + 2.26%, Rate Floor: 2.15%) due 08/19/38◊,2		2,000,000	1,862,373
KREF Funding V LLC
7.18% (1 Month Term SOFR + 1.86%, Rate Floor: 1.86%) due 06/25/26◊,†††		1,536,115	1,526,322
0.15% due 06/25/26†††,6		21,818,182	18,327
Fortress Credit Opportunities XI CLO Ltd.
2018-11A A1T, 6.88% (3 Month Term SOFR + 1.56%, Rate Floor: 0.00%) due 04/15/31◊,2		1,424,480	1,420,510
STWD Ltd.
2019-FL1 D, 7.79% (1 Month Term SOFR + 2.46%, Rate Floor: 2.46%) due 07/15/38◊,2		1,459,000	1,373,334
Owl Rock CLO XIII LLC
2023-13A B, 8.68% (3 Month Term SOFR + 3.35%, Rate Floor: 3.35%) due 09/20/35◊,2		1,000,000	1,015,365
Cerberus Loan Funding XXXVIII, LP
2022-2A A1, 8.06% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 10/15/34◊,2		1,000,000	1,010,390
Cerberus Loan Funding XXXV, LP
2021-5A A, 7.08% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 09/22/33◊,2		1,000,000	1,002,652
Northwoods Capital XII-B Ltd.
2018-12BA B, 7.44% (3 Month Term SOFR + 2.11%, Rate Floor: 1.85%) due 06/15/31◊,2		1,000,000	1,001,667
Golub Capital Partners CLO 46 Ltd.
2019-46A, due 04/20/37[13]		1,000,000	1,000,000
GoldenTree Loan Management US CLO 12 Ltd.
2022-12A B, 7.27% (3 Month Term SOFR + 1.95%, Rate Floor: 1.95%) due 04/20/34◊,2		1,000,000	998,472
BSPRT Issuer Ltd.
2021-FL7 C, 7.74% (1 Month Term SOFR + 2.41%, Rate Floor: 2.41%) due 12/15/38◊,2		1,000,000	962,206
ACRE Commercial Mortgage Ltd.
2021-FL4 D, 8.04% (1 Month Term SOFR + 2.71%, Rate Floor: 2.60%) due 12/18/37◊,2		773,000	732,468
Dryden 37 Senior Loan Fund
2015-37A Q, due 01/15/31[2,7]		1,000,000	708,313
NewStar Fairfield Fund CLO Ltd.
2018-2A A1N, 6.85% (3 Month Term SOFR + 1.53%, Rate Floor: 1.27%) due 04/20/30◊,2		629,646	630,699
Golub Capital Partners CLO 17 Ltd.
2017-17A A1R, 7.24% (3 Month Term SOFR + 1.91%, Rate Floor: 0.00%) due 10/25/30◊,2		482,035	486,445
Cerberus Loan Funding XXXVI, LP
2021-6A A, 6.98% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 11/22/33◊,2		58,608	58,673
Babson CLO Ltd.
2014-IA SUB, due 07/20/25[2,7]		633,344	18,766
Treman Park CLO Ltd.
2015-1A COM, due 10/20/28[2,7]		162,950	567
Copper River CLO Ltd.
2007-1A INC, due 01/20/21[7,8]		700,000	70
Total Collateralized Loan Obligations			247,884,583

Financial - 1.7%
Project Onyx I
8.48% (3 Month Term SOFR + 3.15%, Rate Floor: 3.15%) due 01/26/27◊,†††		5,276,084	5,275,097
KKR Core Holding Company LLC
4.00% due 08/12/31†††		5,053,573	4,491,993
HV Eight LLC
7.48% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 12/31/27◊,†††	EUR	4,041,039	4,359,802
Strategic Partners Fund VIII, LP
7.93% (1 Month Term SOFR + 2.60%, Rate Floor: 2.60%) due 03/10/26◊,†††		4,144,127	4,120,995
LVNV Funding LLC
7.80% due 11/05/28†††		2,900,000	2,975,313
HarbourVest Structured Solutions IV Holdings, LP
8.11% (3 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 09/15/26◊,†††		1,637,251	1,592,393
6.05% (3 Month EURIBOR + 2.45%, Rate Floor: 2.45%) due 09/15/26◊,†††	EUR	1,000,000	1,079,097

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
CORE BOND FUND

	Face Amount~	Value
Thunderbird A
5.50% due 03/01/37†††	2,210,000	$2,038,130
Lightning A
5.50% due 03/01/37†††	2,210,000	2,038,130
Ceamer Finance LLC
6.92% due 11/15/37†††	1,933,271	1,881,229
Project Onyx II
8.48% (3 Month Term SOFR + 3.15%, Rate Floor: 3.15%) due 01/26/27◊,†††	1,702,804	1,702,551
Madison Avenue Secured Funding Trust
2023-2, 7.17% (1 Month Term SOFR + 1.85%, Rate Floor: 1.85%) due 10/15/24◊,†††,2	1,175,000	1,175,000
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††	683,969	661,340
Station Place Securitization Trust
2023-SP1, 7.17% (1 Month Term SOFR + 1.85%, Rate Floor: 1.85%) due 10/15/24◊,†††,2	575,000	575,000
Nassau LLC
2019-1, 3.98% due 08/15/34[2]	590,830	564,750
Total Financial		34,530,820

Whole Business - 1.7%
SERVPRO Master Issuer LLC
2021-1A, 2.39% due 04/25/51[2]	4,230,375	3,713,815
2019-1A, 3.88% due 10/25/49[2]	1,532,000	1,452,986
2024-1A, 6.17% due 01/25/54[2]	1,400,000	1,415,260
Arbys Funding LLC
2020-1A, 3.24% due 07/30/50[2]	6,513,750	6,022,589
Sonic Capital LLC
2020-1A, 3.85% due 01/20/50[2]	2,193,479	2,076,616
2021-1A, 2.19% due 08/20/51[2]	2,237,625	1,937,085
2020-1A, 4.34% due 01/20/50[2]	964,167	897,294
Domino’s Pizza Master Issuer LLC
2017-1A, 4.12% due 07/25/47[2]	5,076,000	4,858,642
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[2]	3,515,625	3,462,757
ServiceMaster Funding LLC
2020-1, 2.84% due 01/30/51[2]	3,781,840	3,376,718
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/05/49[2]	1,732,500	1,666,518
Wingstop Funding LLC
2020-1A, 2.84% due 12/05/50[2]	1,231,250	1,117,407
2022-1A, 3.73% due 03/05/52[2]	248,125	226,891
Wendy’s Funding LLC
2019-1A, 3.78% due 06/15/49[2]	1,313,893	1,260,283
Total Whole Business		33,484,861

Net Lease - 1.3%
CARS-DB4, LP
2020-1A, 3.81% due 02/15/50[2]	2,218,594	1,900,081
2020-1A, 2.69% due 02/15/50[2]	1,774,426	1,722,927
2020-1A, 4.95% due 02/15/50[2]	1,500,000	1,251,967
CF Hippolyta Issuer LLC
2022-1A, 6.11% due 08/15/62[2]	2,687,109	2,607,929
2020-1, 2.28% due 07/15/60[2]	674,589	620,554
SVC ABS LLC
2023-1A, 5.15% due 02/20/53[2]	3,232,396	3,084,315
CMFT Net Lease Master Issuer LLC
2021-1, 3.44% due 07/20/51[2]	3,570,000	2,781,650
STORE Master Funding I-VII
2016-1A, 3.96% due 10/20/46[2]	2,467,910	2,322,837
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 2.26% due 11/20/50[2]	2,495,833	2,261,336
CF Hippolyta LLC
2020-1, 2.60% due 07/15/60[2]	2,479,789	2,037,750
Capital Automotive REIT
2020-1A, 3.48% due 02/15/50[2]	1,232,552	1,128,098
2021-1A, 2.76% due 08/15/51[2]	993,958	734,291
STORE Master Funding LLC
2021-1A, 2.96% due 06/20/51[2]	1,972,500	1,496,525
AFN ABSPROP001 LLC
2021-1A, 2.21% due 05/20/51[2]	1,575,469	1,329,653
Total Net Lease		25,279,913

Transport-Aircraft - 1.1%
AASET Trust
2021-1A, 2.95% due 11/16/41[2]	3,342,176	3,030,017
2021-2A, 2.80% due 01/15/47[2]	3,185,904	2,789,163
2020-1A, 3.35% due 01/16/40[2]	825,467	737,476
Navigator Aircraft ABS Ltd.
2021-1, 2.77% due 11/15/46[2]	2,927,083	2,611,920
Castlelake Aircraft Structured Trust
2021-1A, 3.47% due 01/15/46[2]	2,031,539	1,910,366
Lunar Structured Aircraft Portfolio Notes
2021-1, 2.64% due 10/15/46[2]	1,984,968	1,760,468
MACH 1 Cayman Ltd.
2019-1, 3.47% due 10/15/39[2]	1,662,537	1,502,966
Sprite Ltd.
2021-1, 3.75% due 11/15/46[2]	1,578,216	1,466,131
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[2]	1,491,544	1,357,350
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[2]	1,380,126	1,218,897
Falcon Aerospace Ltd.
2019-1, 3.60% due 09/15/39[2]	949,846	864,360
2017-1, 4.58% due 02/15/42[2]	139,706	131,999
Slam Ltd.
2021-1A, 2.43% due 06/15/46[2]	828,100	723,250
WAVE LLC
2019-1, 3.60% due 09/15/44[2]	688,684	612,950
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[2]	610,558	560,505
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[2]	429,545	396,260
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[2]	304,008	277,158
Total Transport-Aircraft		21,951,236

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
CORE BOND FUND

	Face Amount~	Value
Infrastructure - 1.0%
Stack Infrastructure Issuer LLC
2023-3A, 5.90% due 10/25/48[2]	3,000,000	$3,010,345
2024-1A, 5.90% due 03/25/49[2]	1,250,000	1,252,935
2023-1A, 5.90% due 03/25/48[2]	1,000,000	996,654
2020-1A, 1.89% due 08/25/45[2]	1,000,000	942,327
Hotwire Funding LLC
2021-1, 2.31% due 11/20/51[2]	2,000,000	1,808,120
2023-1A, 5.69% due 05/20/53[2]	1,005,000	983,609
SBA Tower Trust
1.84% due 04/15/27[2]	3,000,000	2,688,298
Vantage Data Centers Issuer LLC
2020-1A, 1.65% due 09/15/45[2]	1,366,000	1,279,719
2019-1A, 3.19% due 07/15/44[2]	1,071,289	1,061,220
Aligned Data Centers Issuer LLC
2021-1A, 1.94% due 08/15/46[2]	2,500,000	2,272,324
VB-S1 Issuer LLC - VBTEL
2022-1A, 4.29% due 02/15/52[2]	2,500,000	2,222,676
Switch ABS Issuer LLC
2024-1A, 6.28% due 03/25/54[2]	500,000	496,271
Total Infrastructure		19,014,498

Single Family Residence - 0.8%
Tricon Residential Trust
2023-SFR1, 5.10% due 07/17/40[2]	2,722,000	2,646,498
2021-SFR1, 2.34% due 07/17/38[2]	2,850,000	2,629,634
2023-SFR2, 5.00% due 12/17/40[2]	2,550,000	2,483,353
2024-SFR1, due 04/17/29[2,13]	1,000,000	961,668
FirstKey Homes Trust
2020-SFR2, 2.67% due 10/19/37[2]	2,250,000	2,123,886
2020-SFR2, 4.00% due 10/19/37[2]	1,400,000	1,330,091
2020-SFR2, 4.50% due 10/19/37[2]	1,350,000	1,285,798
2020-SFR2, 3.37% due 10/19/37[2]	900,000	849,791
Home Partners of America Trust
2021-3, 2.80% due 01/17/41[2]	915,365	800,549
2021-2, 2.40% due 12/17/26[2]	480,720	437,369
Total Single Family Residence		15,548,637

Transport-Container - 0.6%
Textainer Marine Containers VII Ltd.
2020-1A, 2.73% due 08/21/45[2]	2,796,642	2,614,349
2021-2A, 2.23% due 04/20/46[2]	1,510,333	1,353,022
MC Ltd.
2021-1, 2.63% due 11/05/35[2]	3,099,178	2,789,904
TIF Funding III LLC
2024-1A, due 05/22/34[2,13]	2,750,000	2,751,313
Textainer Marine Containers Ltd.
2021-3A, 1.94% due 08/20/46[2]	1,586,667	1,366,066
CLI Funding VI LLC
2020-1A, 2.08% due 09/18/45[2]	1,093,360	983,857
TIF Funding II LLC
2021-1A, 1.65% due 02/20/46[2]	711,313	617,534
Total Transport-Container		12,476,045

Collateralized Debt Obligations - 0.4%
Anchorage Credit Funding 4 Ltd.
2021-4A AR, 2.72% due 04/27/39[2]	7,250,000	6,551,924
Anchorage Credit Funding 13 Ltd.
2021-13A A2, 2.80% due 07/27/39[2]	1,000,000	892,800
Total Collateralized Debt Obligations		7,444,724

Automotive - 0.2%
Avis Budget Rental Car Funding AESOP LLC
2023-8A, 6.66% due 02/20/30[2]	1,600,000	1,660,810
2024-1A, 5.85% due 06/20/30[2]	1,300,000	1,300,654
Total Automotive		2,961,464

Unsecured Consumer Loans - 0.1%
Foundation Finance Trust
2024-1A, due 12/15/49[2,13]	2,220,000	2,220,923

Insurance - 0.0%
CHEST
7.13% due 03/15/43†††	950,000	961,998
Total Asset-Backed Securities
(Cost $433,426,267)		423,759,702

CORPORATE BONDS†† - 21.2%
Financial - 11.7%
Pershing Square Holdings Ltd.
3.25% due 10/01/31[2]	6,200,000	5,030,221
3.25% due 11/15/30	4,000,000	3,363,960
Nippon Life Insurance Co.
2.75% due 01/21/51[2,9]	8,150,000	6,783,616
BPCE S.A.
2.28% due 01/20/32[2,9]	8,200,000	6,647,107
Societe Generale S.A.
5.52% due 01/19/28[2,9]	5,500,000	5,462,169
2.89% due 06/09/32[2,9]	721,000	592,579
3.34% due 01/21/33[2,9]	579,000	485,515
Morgan Stanley
6.63% due 11/01/34[9]	4,000,000	4,376,425
5.94% due 02/07/39[9]	1,950,000	1,938,238
Reliance Standard Life Global Funding II
5.24% due 02/02/26[2]	5,989,000	5,926,845
Wilton RE Ltd.
6.00% [2,9,10]	6,237,000	5,548,578
Liberty Mutual Group, Inc.
4.13% due 12/15/51[2,9]	5,800,000	5,235,960
Blue Owl Capital GP LLC
7.21% due 08/22/43†††	5,000,000	5,158,941
GA Global Funding Trust
1.63% due 01/15/26[2]	5,450,000	5,052,683
GLP Capital Limited Partnership / GLP Financing II, Inc.
4.00% due 01/15/31	4,650,000	4,149,271
5.30% due 01/15/29	900,000	884,956
Safehold GL Holdings LLC
2.85% due 01/15/32	2,428,000	1,972,206
2.80% due 06/15/31	1,931,000	1,592,253
6.10% due 04/01/34	1,400,000	1,390,997

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
CORE BOND FUND

	Face Amount~	Value
American Equity Investment Life Holding Co.
5.00% due 06/15/27	5,036,000	$4,901,056
Citigroup, Inc.
5.83% due 02/13/35[9]	4,900,000	4,850,932
CNA Financial Corp.
5.13% due 02/15/34	4,950,000	4,816,058
Allianz SE
3.20% [2,9,10]	5,000,000	4,093,079
Iron Mountain, Inc.
4.50% due 02/15/31[2]	1,917,000	1,729,590
5.25% due 07/15/30[2]	1,283,000	1,213,689
5.63% due 07/15/32[2]	1,000,000	944,584
PartnerRe Finance B LLC
4.50% due 10/01/50[9]	4,040,000	3,682,020
FS KKR Capital Corp.
2.63% due 01/15/27	2,150,000	1,950,372
3.25% due 07/15/27	1,800,000	1,638,888
Macquarie Group Ltd.
2.87% due 01/14/33[2,9]	2,150,000	1,788,194
2.69% due 06/23/32[2,9]	2,000,000	1,665,937
Jefferies Financial Group, Inc.
2.75% due 10/15/32	2,720,000	2,209,448
2.63% due 10/15/31	1,400,000	1,153,554
Maple Grove Funding Trust I
4.16% due 08/15/51[2]	4,750,000	3,296,137
Lazard Group LLC
6.00% due 03/15/31	3,230,000	3,260,681
Ares Finance Company II LLC
3.25% due 06/15/30[2]	3,660,000	3,224,574
Fairfax Financial Holdings Ltd.
3.38% due 03/03/31	2,500,000	2,173,607
5.63% due 08/16/32	1,000,000	998,990
Macquarie Bank Ltd.
3.62% due 06/03/30[2]	3,570,000	3,170,203
Host Hotels & Resorts, LP
3.50% due 09/15/30	3,385,000	3,010,033
Prudential Financial, Inc.
6.75% due 03/15/54[9]	1,900,000	1,926,267
3.70% due 10/01/50[9]	1,160,000	1,013,949
Nationwide Mutual Insurance Co.
4.35% due 04/30/50[2]	3,687,000	2,920,247
First American Financial Corp.
4.00% due 05/15/30	3,180,000	2,890,873
Old Republic International Corp.
5.75% due 03/28/34	2,850,000	2,862,449
Brookfield Finance, Inc.
5.97% due 03/04/54	1,300,000	1,344,725
4.70% due 09/20/47	650,000	562,493
3.50% due 03/30/51	630,000	454,082
3.63% due 02/15/52	620,000	450,267
Fidelity National Financial, Inc.
3.40% due 06/15/30	3,085,000	2,739,105
2.45% due 03/15/31	70,000	57,610
Pacific Beacon LLC
5.51% due 07/15/36[2]	2,900,000	2,770,992
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
3.88% due 03/01/31[2]	3,150,000	2,744,278
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[2]	3,620,000	2,540,460
UBS Group AG
3.09% due 05/14/32[2,9]	2,950,000	2,509,177
Credit Agricole S.A.
5.37% due 03/11/34[2]	1,950,000	1,955,693
5.34% due 01/10/30[2,9]	500,000	498,575
Accident Fund Insurance Company of America
8.50% due 08/01/32[2]	2,450,000	2,413,130
TPG Operating Group II, LP
5.88% due 03/05/34	2,300,000	2,332,498
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[2]	2,450,000	2,252,989
Belrose Funding Trust
2.33% due 08/15/30[2]	2,780,000	2,233,555
Sumitomo Life Insurance Co.
3.38% due 04/15/81[2,9]	2,500,000	2,163,257
Standard Chartered plc
4.64% due 04/01/31[2,9]	2,250,000	2,161,691
Voya Financial, Inc.
4.80% due 06/15/46	2,500,000	2,149,250
LPL Holdings, Inc.
4.38% due 05/15/31[2]	2,310,000	2,102,427
Capital One Financial Corp.
6.05% due 02/01/35[9]	2,000,000	2,036,214
Aon North America, Inc.
5.45% due 03/01/34	1,900,000	1,921,931
Assurant, Inc.
2.65% due 01/15/32	2,300,000	1,889,124
Mid-Atlantic Military Family Communities LLC
5.30% due 08/01/50[2]	2,145,464	1,871,259
Stewart Information Services Corp.
3.60% due 11/15/31	2,250,000	1,835,827
Westpac Banking Corp.
3.02% due 11/18/36[9]	1,200,000	985,720
2.96% due 11/16/40	805,000	568,147
2.67% due 11/15/35[9]	295,000	243,322
QBE Insurance Group Ltd.
5.88% [2,9,10]	1,750,000	1,732,275
Lincoln National Corp.
5.85% due 03/15/34	1,700,000	1,678,176
Manulife Financial Corp.
2.48% due 05/19/27	1,800,000	1,670,445
KKR Group Finance Company VIII LLC
3.50% due 08/25/50[2]	2,360,000	1,657,722
Americo Life, Inc.
3.45% due 04/15/31[2]	2,060,000	1,611,743
Bank of America Corp.
2.59% due 04/29/31[9]	1,800,000	1,551,865
Dyal Capital Partners III
4.40% due 06/15/40†††	1,750,000	1,537,021

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
CORE BOND FUND

	Face Amount~	Value
Trustage Financial Group, Inc.
4.63% due 04/15/32[2]	1,750,000	$1,522,893
Reinsurance Group of America, Inc.
3.15% due 06/15/30	1,697,000	1,513,272
Lloyds Banking Group plc
5.46% due 01/05/28[9]	1,500,000	1,500,331
Australia & New Zealand Banking Group Ltd.
2.57% due 11/25/35[2,9]	1,800,000	1,474,695
Global Atlantic Finance Co.
7.95% due 06/15/33[2]	701,000	777,917
6.75% due 03/15/54[2]	639,000	655,495
HS Wildcat LLC
3.83% due 12/31/50†††	1,988,211	1,414,793
BNP Paribas S.A.
5.50% due 05/20/30[2,9]	1,400,000	1,403,060
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen
5.88% due 05/23/42[2,9]	1,350,000	1,367,882
AmFam Holdings, Inc.
2.81% due 03/11/31[2]	1,750,000	1,335,883
National Australia Bank Ltd.
2.99% due 05/21/31[2]	975,000	821,373
2.33% due 08/21/30[2]	502,000	413,420
ABN AMRO Bank N.V.
2.47% due 12/13/29[2,9]	1,400,000	1,226,278
Brookfield Capital Finance LLC
6.09% due 06/14/33	1,100,000	1,152,189
Horace Mann Educators Corp.
7.25% due 09/15/28	950,000	1,014,686
RGA Global Funding
5.50% due 01/11/31[2]	1,000,000	1,002,749
Corebridge Financial, Inc.
6.88% due 12/15/52[9]	1,000,000	1,001,199
JPMorgan Chase & Co.
2.96% due 05/13/31[9]	1,093,000	955,454
Belvoir Land LLC
5.60% due 12/15/35[2]	1,000,000	949,989
VICI Properties Limited Partnership / VICI Note Company, Inc.
4.13% due 08/15/30[2]	1,000,000	909,306
Mutual of Omaha Insurance Co.
6.14% due 01/16/64[2,9]	850,000	862,229
Sumitomo Mitsui Financial Group, Inc.
2.22% due 09/17/31	1,050,000	858,943
Athene Global Funding
5.58% due 01/09/29[2]	850,000	855,520
Fort Moore Family Communities LLC
6.09% due 01/15/51[2]	868,306	798,908
Apollo Management Holdings, LP
2.65% due 06/05/30[2]	930,000	797,587
Dyal Capital Partners III (B) LP
6.55% due 06/15/44†††	770,000	765,058
Central Storage Safety Project Trust
4.82% due 02/01/38[8]	823,360	710,834
CNO Financial Group, Inc.
5.25% due 05/30/29	700,000	681,948
Brown & Brown, Inc.
2.38% due 03/15/31	800,000	663,006
Protective Life Corp.
3.40% due 01/15/30[2]	740,000	653,197
Penn Mutual Life Insurance Co.
3.80% due 04/29/61[2]	950,000	631,170
Assured Guaranty US Holdings, Inc.
3.60% due 09/15/51	800,000	579,111
Western & Southern Life Insurance Co.
3.75% due 04/28/61[2]	850,000	574,240
Kemper Corp.
2.40% due 09/30/30	675,000	541,937
Hanover Insurance Group, Inc.
2.50% due 09/01/30	480,000	402,255
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[2]	400,000	396,627
Cooperatieve Rabobank UA
4.66% due 08/22/28[2,9]	400,000	391,590
Brookfield Finance LLC / Brookfield Finance, Inc.
3.45% due 04/15/50	470,000	329,342
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[2]	296,000	292,295
KKR Group Finance Company III LLC
5.13% due 06/01/44[2]	100,000	92,332
Total Financial		232,495,969

Consumer, Cyclical - 2.1%
Hyatt Hotels Corp.
5.38% due 04/23/25	3,950,000	3,939,003
5.75% due 04/23/30	3,010,000	3,086,442
Choice Hotels International, Inc.
3.70% due 01/15/31	7,340,000	6,431,308
Advance Auto Parts, Inc.
5.90% due 03/09/26	4,972,000	4,964,139
Whirlpool Corp.
4.60% due 05/15/50	4,840,000	3,967,503
Delta Air Lines, Inc.
7.00% due 05/01/25[2]	3,014,000	3,053,545
Smithsonian Institution
2.70% due 09/01/44	4,000,000	2,891,130
Alt-2 Structured Trust
2.95 due 05/14/31◊,†††	3,014,454	2,695,128
British Airways Class A Pass Through Trust
4.25% due 11/15/32[2]	1,908,394	1,779,631
2.90% due 03/15/35[2]	773,214	667,697
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.50% due 10/20/25[2]	1,835,750	1,817,080
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[2]	1,654,996	1,664,125
Ferguson Finance plc
3.25% due 06/02/30[2]	1,204,000	1,077,052
4.65% due 04/20/32[2]	600,000	572,288
United Airlines 2023-1 Class A Pass Through Trust
5.80% due 01/15/36	1,450,000	1,474,360

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
CORE BOND FUND

	Face Amount~	Value
Polaris, Inc.
6.95% due 03/15/29	1,050,000	$1,116,877
American Airlines Class AA Pass Through Trust
3.20% due 06/15/28	674,500	619,377
Warnermedia Holdings, Inc.
6.41% due 03/15/26	600,000	600,010
LKQ Corp.
6.25% due 06/15/33	300,000	312,372
Total Consumer, Cyclical		42,729,067

Consumer, Non-cyclical - 2.0%
Philip Morris International, Inc.
5.13% due 02/13/31	4,900,000	4,867,878
5.25% due 02/13/34	750,000	743,351
BAT Capital Corp.
6.00% due 02/20/34	3,000,000	3,037,636
3.98% due 09/25/50	2,800,000	1,969,235
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
5.50% due 01/15/30	2,200,000	2,168,134
3.00% due 05/15/32	1,750,000	1,427,231
4.38% due 02/02/52	600,000	435,721
Smithfield Foods, Inc.
2.63% due 09/13/31[2]	2,400,000	1,879,487
5.20% due 04/01/29[2]	1,200,000	1,154,331
3.00% due 10/15/30[2]	970,000	803,022
CoStar Group, Inc.
2.80% due 07/15/30[2]	4,130,000	3,520,679
Global Payments, Inc.
2.90% due 05/15/30	1,620,000	1,406,819
2.90% due 11/15/31	1,650,000	1,384,678
Altria Group, Inc.
4.45% due 05/06/50	1,365,000	1,085,348
3.70% due 02/04/51	1,280,000	894,483
Royalty Pharma plc
3.55% due 09/02/50	2,690,000	1,853,265
Triton Container International Ltd.
3.15% due 06/15/31[2]	2,100,000	1,693,063
Element Fleet Management Corp.
6.32% due 12/04/28[2]	1,500,000	1,549,265
AZ Battery Property LLC
6.73% due 02/20/46†††	1,420,000	1,440,187
Yale-New Haven Health Services Corp.
2.50% due 07/01/50	2,250,000	1,366,554
Universal Health Services, Inc.
2.65% due 10/15/30	1,320,000	1,119,290
Transurban Finance Company Pty Ltd.
2.45% due 03/16/31[2]	1,300,000	1,089,018
Wisconsin Alumni Research Foundation
3.56% due 10/01/49	1,000,000	773,255
Kraft Heinz Foods Co.
7.13% due 08/01/39[2]	650,000	745,873
OhioHealth Corp.
3.04% due 11/15/50	1,000,000	712,219
Children’s Hospital Corp.
2.59% due 02/01/50	1,000,000	638,542
Tyson Foods, Inc.
5.70% due 03/15/34	400,000	405,276
Catalent Pharma Solutions, Inc.
3.13% due 02/15/29[2]	250,000	238,895
Triton Container International Limited / TAL International Container Corp.
3.25% due 03/15/32	200,000	162,302
Total Consumer, Non-cyclical		40,565,037

Industrial - 1.6%
Howmet Aerospace, Inc.
3.00% due 01/15/29	3,800,000	3,431,493
TD SYNNEX Corp.
2.65% due 08/09/31	2,142,000	1,726,031
2.38% due 08/09/28	1,600,000	1,413,212
FLNG Liquefaction 3 LLC
3.08% due 06/30/39†††	4,015,830	3,100,186
Vontier Corp.
2.95% due 04/01/31	3,450,000	2,883,840
Flowserve Corp.
3.50% due 10/01/30	1,810,000	1,606,967
2.80% due 01/15/32	1,150,000	945,344
Berry Global, Inc.
4.88% due 07/15/26[2]	2,156,000	2,112,899
Penske Truck Leasing Company Lp / PTL Finance Corp.
5.35% due 03/30/29[2]	2,100,000	2,101,437
Fortune Brands Innovations, Inc.
4.00% due 03/25/32	2,050,000	1,873,061
Smurfit Kappa Treasury ULC
5.44% due 04/03/34[2]	1,850,000	1,850,704
Cliffwater Corporate Lending Fund
6.77% due 08/04/28†††	1,550,000	1,544,217
Stadco LA LLC
3.75% due 05/15/56†††	2,000,000	1,373,176
Cellnex Finance Company S.A.
3.88% due 07/07/41[2]	1,372,000	1,076,875
Amcor Flexibles North America, Inc.
2.63% due 06/19/30	1,230,000	1,059,170
IP Lending V Ltd.
5.13% due 04/02/26†††,2	1,050,000	1,015,140
Dyal Capital Partners III (A) LP
6.55% due 06/15/44†††	980,000	973,710
Westinghouse Air Brake Technologies Corp.
5.61% due 03/11/34	500,000	506,468
Norfolk Southern Corp.
4.10% due 05/15/21	600,000	437,553
Total Industrial		31,031,483

Energy - 1.3%
BP Capital Markets plc
4.88% [9,10]	6,348,000	6,056,122
ONEOK, Inc.
6.05% due 09/01/33	3,800,000	3,963,225
3.95% due 03/01/50	2,000,000	1,474,906
Galaxy Pipeline Assets Bidco Ltd.
3.25% due 09/30/40[2]	2,986,000	2,272,270

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
CORE BOND FUND

	Face Amount~	Value
Targa Resources Partners Limited Partnership / Targa Resources Partners Finance Corp.
6.88% due 01/15/29	2,158,000	$2,220,441
Boardwalk Pipelines, LP
5.63% due 08/01/34	2,000,000	2,000,889
Midwest Connector Capital Company LLC
4.63% due 04/01/29[2]	1,050,000	1,013,654
Cheniere Energy, Inc.
5.65% due 04/15/34[2]	1,000,000	1,007,141
Viper Energy, Inc.
7.38% due 11/01/31[2]	850,000	883,640
Greensaif Pipelines Bidco SARL
6.51% due 02/23/42[2]	400,000	415,694
6.13% due 02/23/38[2]	350,000	355,886
Cheniere Energy Partners, LP
5.95% due 06/30/33	750,000	766,780
Energy Transfer, LP
7.38% due 02/01/31[2]	710,000	742,674
NuStar Logistics, LP
6.38% due 10/01/30	534,000	537,453
6.00% due 06/01/26	200,000	199,107
Kinder Morgan Energy Partners, LP
5.80% due 03/15/35	725,000	735,629
TransCanada PipeLines Ltd.
6.20% due 03/09/26	700,000	700,131
Total Energy		25,345,642

Communications - 1.0%
British Telecommunications plc
4.88% due 11/23/81[2,9]	2,900,000	2,576,694
4.25% due 11/23/81[2,9]	500,000	471,074
9.63% due 12/15/30	150,000	183,995
Vodafone Group plc
4.13% due 06/04/81[9]	2,550,000	2,196,376
Charter Communications Operating LLC / Charter Communications Operating Capital
3.90% due 06/01/52	3,350,000	2,130,486
Paramount Global
4.90% due 08/15/44	1,035,000	739,939
5.90% due 10/15/40	666,000	558,386
5.25% due 04/01/44	358,000	266,221
2.90% due 01/15/27	236,000	215,862
4.85% due 07/01/42	281,000	205,840
4.60% due 01/15/45	150,000	103,332
Virgin Media Secured Finance plc
4.50% due 08/15/30[2]	2,350,000	2,026,520
Fox Corp.
6.50% due 10/13/33	1,650,000	1,747,652
Level 3 Financing, Inc.
4.50% due 04/01/30[2]	2,175,000	1,348,500
11.00% due 11/15/29[2]	359,563	373,945
Rogers Communications, Inc.
4.55% due 03/15/52	2,000,000	1,682,859
Discovery Communications LLC
5.20% due 09/20/47	1,637,000	1,375,372
CSC Holdings LLC
4.13% due 12/01/30[2]	600,000	429,030
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28	200,000	187,908
Altice France S.A.
5.13% due 01/15/29[2]	250,000	171,201
Total Communications		18,991,192

Technology - 0.9%
Entegris, Inc.
4.75% due 04/15/29[2]	3,700,000	3,545,917
Fiserv, Inc.
5.35% due 03/15/31	1,850,000	1,871,568
5.63% due 08/21/33	1,000,000	1,021,583
Broadcom, Inc.
4.93% due 05/15/37[2]	2,306,000	2,188,546
3.19% due 11/15/36[2]	217,000	172,700
Leidos, Inc.
2.30% due 02/15/31	1,750,000	1,446,490
5.75% due 03/15/33	500,000	512,579
4.38% due 05/15/30	200,000	189,510
Foundry JV Holdco LLC
5.88% due 01/25/34[2]	1,700,000	1,702,563
Oracle Corp.
3.95% due 03/25/51	2,128,000	1,621,400
MSCI, Inc.
3.63% due 11/01/31[2]	1,300,000	1,128,237
Constellation Software, Inc.
5.16% due 02/16/29[2]	700,000	699,256
5.46% due 02/16/34[2]	350,000	352,285
CGI, Inc.
2.30% due 09/14/31	1,300,000	1,046,543
Booz Allen Hamilton, Inc.
5.95% due 08/04/33	700,000	724,155
Total Technology		18,223,332

Utilities - 0.4%
Liberty Utilities Co.
5.58% due 01/31/29[2]	1,400,000	1,407,553
5.87% due 01/31/34[2]	550,000	555,609
AES Corp.
3.95% due 07/15/30[2]	1,760,000	1,600,703
NRG Energy, Inc.
2.45% due 12/02/27[2]	1,750,000	1,573,010
Brooklyn Union Gas Co.
6.39% due 09/15/33[2]	800,000	826,420
Enel Finance International N.V.
5.00% due 06/15/32[2]	850,000	823,799
Alexander Funding Trust II
7.47% due 07/31/28[2]	450,000	475,785
Total Utilities		7,262,879

Basic Materials - 0.2%
Anglo American Capital plc
5.63% due 04/01/30[2]	1,800,000	1,823,998
3.95% due 09/10/50[2]	970,000	729,298
2.63% due 09/10/30[2]	250,000	212,820

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
CORE BOND FUND

	Face Amount~	Value
Yamana Gold, Inc.
2.63% due 08/15/31	1,200,000	$1,000,134
Total Basic Materials		3,766,250

Total Corporate Bonds
(Cost $469,442,605)		420,410,851

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 17.8%
Government Agency - 10.7%
Fannie Mae
5.50% due 05/01/53	28,400,531	28,288,322
5.00% due 06/01/53	26,534,136	25,936,517
5.00% due 05/01/53	17,272,051	16,864,221
5.00% due 04/01/53	12,872,431	12,571,317
4.00% due 06/01/52	6,916,791	6,460,748
5.00% due 08/01/53	5,753,790	5,619,272
4.00% due 07/01/52	5,713,537	5,318,267
5.00% due 12/01/53	5,100,984	4,976,639
6.50% due 04/25/49	3,635,613	3,636,002
2.36% due 08/01/50	4,409,523	3,053,018
5.00% due 09/01/52	2,084,686	2,037,093
2.78% due 05/01/51	2,630,754	1,971,923
5.00% due 01/01/54	1,563,987	1,525,861
2.32% due 02/01/51	1,990,004	1,425,105
2.00% due 09/01/50	2,013,899	1,393,230
2.11% due 10/01/50	1,776,404	1,249,767
2.27% due 02/01/51	1,657,021	1,179,292
2.39% due 02/01/51	1,379,588	998,891
4.24% due 08/01/48	991,725	887,322
2.58% due 10/01/51	1,154,495	848,243
3.46% due 08/01/49	924,673	778,104
2.68% due 04/01/50	922,729	706,776
4.07% due 05/01/49	744,619	670,587
4.37% due 10/01/48	693,947	646,648
4.25% due 05/01/48	609,295	555,622
due 12/25/43[5]	674,917	506,887
Freddie Mac
5.50% due 09/01/53	15,657,869	15,765,041
5.50% due 06/01/53	12,587,057	12,554,903
5.00% due 04/01/53	12,742,067	12,439,996
5.00% due 06/01/53	10,969,760	10,702,080
4.00% due 02/01/53	7,642,156	7,152,535
5.00% due 09/01/52	5,537,721	5,410,767
5.00% due 03/01/53	4,289,403	4,189,534
4.00% due 10/01/52	3,031,289	2,823,994
4.00% due 04/01/52	1,943,059	1,818,556
5.00% due 01/01/54	1,620,738	1,581,161
1.98% due 05/01/50	1,324,830	902,945
Freddie Mac Seasoned Credit Risk Transfer Trust
2.00% due 05/25/60	3,151,980	2,481,342
2.00% due 11/25/59	1,197,517	941,271
Fannie Mae-Aces
1.49% (WAC) due 03/25/35◊,6	17,489,536	1,674,648
Ginnie Mae
6.00% due 06/20/47	1,114,718	1,115,989
FARM Mortgage Trust
2.18% (WAC) due 01/25/51◊,2	833,979	651,786
Total Government Agency		212,312,222

Residential Mortgage-Backed Securities - 4.3%
OBX Trust
2023-NQM9, 7.66% due 10/25/63[2,11]	3,744,276	3,810,118
2024-NQM4, 6.22% due 01/25/64[2,11]	3,000,000	2,998,517
2024-NQM5, due 03/25/28[2,11,13]	1,750,000	1,749,981
2024-NQM5, due 03/25/28[2,11,13]	1,500,000	1,499,990
2024-NQM3, 6.33% due 12/25/63[2,11]	1,000,000	1,000,550
2024-NQM3, 6.13% due 12/25/63[2,11]	1,000,000	1,000,546
2024-NQM3, 6.43% due 12/25/63[2,11]	1,000,000	1,000,543
2024-NQM5, due 03/25/28[2,11,13]	1,000,000	999,983
2022-NQM8, 6.10% due 09/25/62[2,11]	840,940	830,219
2022-NQM9, 6.45% due 09/25/62[2,11]	568,733	570,208
2024-NQM2, 6.18% due 12/25/63[2,11]	490,194	488,045
COLT Mortgage Loan Trust
2023-4, 7.62% due 10/25/68[2,11]	3,886,252	3,940,575
2023-3, 7.18% due 09/25/68[2,11]	3,002,333	3,058,689
2021-2, 2.38% (WAC) due 08/25/66◊,2	4,000,000	2,622,992
2024-1, 6.14% due 02/25/69[2,11]	1,457,632	1,446,978
2023-3, 7.58% due 09/25/68[2,11]	968,495	980,897
Angel Oak Mortgage Trust
2024-2, 6.25% due 01/25/69[2,11]	4,953,951	4,915,199
2024-3, 4.80% due 11/26/68[2,11]	2,000,000	1,932,865
2023-1, 4.75% due 09/26/67[2,11]	1,468,229	1,399,010
2020-1, 2.77% (WAC) due 12/25/59◊,2	284,611	266,462
Verus Securitization Trust
2024-1, 6.12% due 01/25/69[2,11]	4,764,656	4,743,193
2023-2, 6.85% due 03/25/68[2,11]	1,637,315	1,645,408
2023-7, 7.42% due 10/25/68[2,11]	1,421,710	1,440,118
2019-4, 3.85% due 11/25/59[2]	445,509	431,372
GCAT Trust
2022-NQM3, 4.35% (WAC) due 04/25/67◊,2	3,115,804	2,876,819
2023-NQM3, 6.89% due 08/25/68[2,11]	1,859,080	1,886,167
2023-NQM3, 7.34% due 08/25/68[2,11]	1,859,080	1,875,591
BRAVO Residential Funding Trust
2023-NQM2, 4.50% due 05/25/62[2,11]	1,815,957	1,741,650
2024-NQM3, 6.39% due 03/25/64[2,11]	1,700,000	1,698,448
2023-NQM8, 7.10% due 10/25/63[2,11]	1,447,075	1,457,410
2021-HE1, 6.82% (30 Day Average SOFR + 1.50%, Rate Floor: 0.00%) due 01/25/70◊,2	1,000,000	995,426
Mill City Mortgage Loan Trust
2021-NMR1, 2.50% (WAC) due 11/25/60◊,2	4,800,000	3,959,677
RCKT Mortgage Trust
2023-CES2, 6.81% (WAC) due 09/25/43◊,2	3,691,283	3,735,038
FIGRE Trust
2024-HE1, 6.17% (WAC) due 03/25/54◊,2	3,000,000	3,001,260

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
CORE BOND FUND

	Face Amount~	Value
PRPM LLC
2021-RPL2, 2.93% (WAC) due 10/25/51◊,2	2,472,000	$2,077,789
2023-RCF1, 4.00% due 06/25/53[2,11]	883,283	848,846
Towd Point Mortgage Trust
2023-CES2, 7.29% (WAC) due 10/25/63◊,2	1,988,177	2,024,809
2023-CES1, 6.75% (WAC) due 07/25/63◊,2	871,674	878,256
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊	2,624,346	2,510,200
Saluda Grade Alternative Mortgage Trust
2023-FIG4, 6.72% (WAC) due 11/25/53◊,2	1,764,824	1,799,275
Imperial Fund Mortgage Trust
2022-NQM2, 4.20% (WAC) due 03/25/67◊,2	851,966	784,180
2022-NQM2, 4.02% (WAC) due 03/25/67◊,2	851,966	781,059
Starwood Mortgage Residential Trust
2020-1, 2.41% (WAC) due 02/25/50◊,2	689,633	643,752
2020-1, 2.56% (WAC) due 02/25/50◊,2	689,633	643,268
SPS Servicer Advance Receivables Trust
2020-T2, 1.83% due 11/15/55[2]	1,250,000	1,171,159
CSMC Trust
2018-RPL9, 3.85% (WAC) due 09/25/57◊,2	703,160	678,771
2020-NQM1, 1.72% due 05/25/65[2,11]	190,690	171,936
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[6]	5,924,149	849,845
MFRA Trust
2021-INV1, 2.29% (WAC) due 01/25/56◊,2	700,000	614,036
Securitized Asset-Backed Receivables LLC Trust
2006-HE2, 5.74% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 07/25/36◊	1,376,182	546,083
New Residential Mortgage Loan Trust
2019-6A, 3.50% (WAC) due 09/25/59◊,2	415,649	384,945
RALI Series Trust
2006-QO2, 5.88% (1 Month Term SOFR + 0.55%, Rate Floor: 0.44%) due 02/25/46◊	1,487,218	263,925
MASTR Adjustable Rate Mortgages Trust
2003-5, 2.65% (WAC) due 11/25/33◊	217,463	187,714
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 5.93% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46◊	224,624	179,051
GS Mortgage-Backed Securities Trust
2020-NQM1, 1.79% (WAC) due 09/27/60◊,2	168,112	153,239
Residential Mortgage Loan Trust
2020-1, 2.68% (WAC) due 01/26/60◊	112,444	106,368
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	13,164	13,075
Total Residential Mortgage-Backed Securities		86,311,525

Commercial Mortgage-Backed Securities - 2.1%
GS Mortgage Securities Trust
2020-GSA2, 2.34% due 12/12/53	8,000,000	5,975,597
2020-GC45, 0.66% (WAC) due 02/13/53◊,6	18,693,352	519,909
2019-GC42, 0.82% (WAC) due 09/10/52◊,6	13,914,025	473,590
BX Commercial Mortgage Trust
2021-VOLT, 6.54% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 09/15/36◊,2	3,490,000	3,437,650
2021-VOLT, 7.44% (1 Month Term SOFR + 2.11%, Rate Floor: 2.00%) due 09/15/36◊,2	3,450,000	3,400,406
JP Morgan Chase Commercial Mortgage Securities Trust
2021-NYAH, 7.27% (1 Month Term SOFR + 1.95%, Rate Floor: 1.84%) due 06/15/38◊,2	4,000,000	3,438,654
2016-JP3, 3.42% (WAC) due 08/15/49◊	4,000,000	3,316,355
DBGS Mortgage Trust
2018-C1, 4.65% (WAC) due 10/15/51◊	7,000,000	6,356,801
CD Mortgage Trust
2017-CD4, 3.95% (WAC) due 05/10/50◊	4,750,000	4,253,949
2016-CD1, 1.37% (WAC) due 08/10/49◊,6	2,068,554	44,394
SMRT
2022-MINI, 7.28% (1 Month Term SOFR + 1.95%, Rate Floor: 1.95%) due 01/15/39◊,2	2,000,000	1,964,849
Life Mortgage Trust
2021-BMR, 6.84% (1 Month Term SOFR + 1.51%, Rate Floor: 1.40%) due 03/15/38◊,2	1,965,940	1,938,909
GS Mortgage Securities Corporation Trust
2020-DUNE, 6.95% (1 Month Term SOFR + 1.61%, Rate Floor: 1.35%) due 12/15/36◊,2	1,000,000	987,012
2020-UPTN, 3.25% (WAC) due 02/10/37◊,2	1,000,000	930,649
Extended Stay America Trust
2021-ESH, 7.69% (1 Month Term SOFR + 2.36%, Rate Floor: 2.25%) due 07/15/38◊,2	1,005,681	1,004,424
BENCHMARK Mortgage Trust
2019-B14, 0.77% (WAC) due 12/15/62◊,6	19,605,738	491,336
2018-B6, 0.40% (WAC) due 10/10/51◊,6	28,473,052	330,771
Citigroup Commercial Mortgage Trust
2019-GC43, 0.62% (WAC) due 11/10/52◊,6	19,783,133	525,478
2016-GC37, 1.65% (WAC) due 04/10/49◊,6	2,776,922	64,736
2016-C2, 1.66% (WAC) due 08/10/49◊,6	2,171,596	60,485
2016-P5, 1.38% (WAC) due 10/10/49◊,6	1,544,588	38,941
CSAIL Commercial Mortgage Trust
2019-C15, 0.99% (WAC) due 03/15/52◊,6	11,024,299	421,499
COMM Mortgage Trust
2015-CR24, 0.69% (WAC) due 08/10/48◊,6	36,390,389	234,216
2015-CR26, 0.89% (WAC) due 10/10/48◊,6	8,090,720	70,939
UBS Commercial Mortgage Trust
2017-C2, 1.07% (WAC) due 08/15/50◊,6	7,837,114	218,637
SG Commercial Mortgage Securities Trust
2016-C5, 1.86% (WAC) due 10/10/48◊,6	7,615,495	214,950
Morgan Stanley Capital I Trust
2016-UB11, 1.44% (WAC) due 08/15/49◊,6	5,673,427	149,368
JPMDB Commercial Mortgage Securities Trust
2016-C2, 1.48% (WAC) due 06/15/49◊,6	6,174,545	138,340

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
CORE BOND FUND

	Face Amount~		Value
Wells Fargo Commercial Mortgage Trust
2016-NXS5, 1.40% (WAC) due 01/15/59◊,6		3,205,837	$64,059
2016-C37, 0.78% (WAC) due 12/15/49◊,6		2,392,398	37,266
CFCRE Commercial Mortgage Trust
2016-C3, 0.98% (WAC) due 01/10/48◊,6		5,236,937	69,235
Total Commercial Mortgage-Backed Securities			41,173,404

Military Housing - 0.7%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 5.00% (WAC) due 11/25/55◊,†††,2		4,361,632	3,836,886
2015-R1, 4.44% (WAC) due 11/25/52◊,†††,2		2,729,717	2,474,118
Capmark Military Housing Trust
2006-RILY, 6.15% due 07/10/51†††,2		2,223,378	2,008,556
2007-ROBS, 6.06% due 10/10/52†††,2		448,427	404,249
2007-AETC, 5.75% due 02/10/52†††,2		263,631	232,194
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 5.00% (WAC) due 11/25/55◊,2		2,428,125	1,927,913
2015-R1, 0.70% (WAC) due 11/25/55◊,2,6		9,937,327	628,878
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52†††,2		1,409,714	1,368,387
Total Military Housing			12,881,181

Total Collateralized Mortgage Obligations
(Cost $376,396,719)			352,678,332

SENIOR FLOATING RATE INTERESTS††,◊ - 1.4%
Industrial - 0.6%
Mileage Plus Holdings LLC
10.73% (3 Month Term SOFR + 5.25%, Rate Floor: 6.25%) due 06/21/27		5,492,500	5,649,146
XPO, Inc.
7.32% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 02/03/31		2,475,000	2,471,906
United Rentals, Inc.
7.08% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 02/14/31		1,500,000	1,502,820
SkyMiles IP Ltd.
9.07% (3 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 10/20/27		1,275,000	1,313,786
Total Industrial			10,937,658

Technology - 0.2%
Datix Bidco Ltd.
9.69% (6 Month GBP SONIA + 4.50%, Rate Floor: 5.19%) due 04/28/25†††	GBP	2,900,000	3,660,184
RLDatix
9.94% (6 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/28/25†††		1,252,544	1,252,544
Total Technology			4,912,728
Consumer, Cyclical - 0.2%
Amaya Holdings BV
6.33% (3 Month EURIBOR + 2.50%, Rate Floor: 2.50%) due 07/21/26	EUR	4,000,000	4,311,739

Utilities - 0.2%
NRG Energy, Inc.
due 03/26/31		3,000,000	2,994,390

Financial - 0.1%
Citadel Securities, LP
7.58% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 07/29/30		2,042,865	2,040,188

Consumer, Non-cyclical - 0.1%
Southern Veterinary Partners LLC
9.44% (1 Month Term SOFR + 4.00%, Rate Floor: 5.00%) due 10/05/27		1,051,778	1,051,778
HAH Group Holding Co. LLC
10.44% (1 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 10/29/27		259,973	258,348
Total Consumer, Non-cyclical			1,310,126

Energy - 0.0%
Venture Global Calcasieu Pass LLC
8.05% (1 Month Term SOFR + 2.63%, Rate Floor: 3.63%) due 08/19/26		428,758	427,150
Total Senior Floating Rate Interests
(Cost $27,579,336)			26,933,979

FEDERAL AGENCY BONDS†† - 0.9%
Tennessee Valley Authority Principal Strips
due 06/15/38[4,5]		9,400,000	4,628,955
due 01/15/48[4,5]		9,700,000	2,900,795
due 01/15/38[4]		4,000,000	2,013,832
due 06/15/35[4,5]		1,583,000	917,594
due 12/15/42[4,5]		1,600,000	620,416
Federal Farm Credit Bank
3.51% due 06/11/40		3,300,000	2,817,903
Tennessee Valley Authority
4.25% due 09/15/65		2,450,000	2,149,387
5.38% due 04/01/56		600,000	642,830
U.S. International Development Finance Corp.
due 01/17/26[4]		800,000	838,349
Total Federal Agency Bonds
(Cost $24,828,003)			17,530,061

FEDERAL AGENCY DISCOUNT NOTES†† - 0.5%
Federal Home Loan Bank
5.20% due 04/03/24[12]		10,000,000	9,997,111
Total Federal Agency Discount Notes
(Cost $9,997,111)			9,997,111

MUNICIPAL BONDS†† - 0.4%
Texas - 0.2%
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
3.29% due 09/01/40		2,100,000	1,657,692
2.78% due 09/01/34		700,000	564,566

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
CORE BOND FUND

	Face Amount~		Value
2.69% due 09/01/33		500,000	$408,961
2.57% due 09/01/32		475,000	393,314
2.41% due 09/01/31		450,000	377,327
Grand Parkway Transportation Corp. Revenue Bonds
3.31% due 10/01/49		1,500,000	1,120,158
Total Texas			4,522,018

California - 0.2%
California Statewide Communities Development Authority Revenue Bonds
7.14% due 08/15/47		1,200,000	1,291,329
2.68% due 02/01/39		1,200,000	904,627
Total California			2,195,956

Mississippi - 0.0%
Medical Center Educational Building Corp. Revenue Bonds
2.92% due 06/01/41		1,000,000	766,780

Ohio - 0.0%
County of Franklin Ohio Revenue Bonds
2.88% due 11/01/50		1,000,000	672,413

Illinois - 0.0%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38		416,667	422,892
Total Municipal Bonds
(Cost $10,606,789)			8,580,059

SENIOR FIXED RATE INTERESTS††† - 0.1%
Industrial - 0.1%
CTL Logistics
2.65% due 10/10/42		3,478,044	2,738,499
Total Senior Fixed Rate Interests
(Cost $3,478,044)			2,738,499

FOREIGN GOVERNMENT DEBT†† - 0.1%
Panama Government International Bond
4.50% due 01/19/63		2,600,000	1,662,896
4.50% due 04/16/50		1,450,000	976,952
Total Foreign Government Debt
(Cost $4,203,280)			2,639,848
	Notional Value
OTC OPTIONS PURCHASED†† - 0.0%
Call Options on:
Interest Rate Options
Morgan Stanley Capital Services LLC 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD	34,200,000	2,046
Barclays Bank plc 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD	33,900,000	2,029
Bank of America, N.A. 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD	17,150,000	1,026
Goldman Sachs International 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD	13,950,000	835
Total OTC Options Purchased
(Cost $447,756)			5,936

Total Investments - 94.0%
(Cost $1,975,284,411)			$1,865,769,820
Other Assets & Liabilities, net - 6.0%			120,019,925
Total Net Assets - 100.0%			$1,985,789,745

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Purchased†
3-Month SOFR Futures Contracts	726	Jun 2025	$173,668,275	$(279,768)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
CORE BOND FUND

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount~	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	ICE	ITRAXX.EUR.41.V1	1.00%	Quarterly	06/20/29	EUR 7,030,000	$(167,296)	$(169,604)	$2,308
BofA Securities, Inc.	ICE	CDX.NA.HY.41.V2	5.00%	Quarterly	12/20/28	9,108,000	(670,536)	32,147	(702,683)
							$(837,832)	$(137,457)	$(700,375)

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.48%	Annually	11/02/33	$80,000,000	$4,076,046	$869	$4,075,177
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.35%	Annually	10/03/28	75,000,000	992,230	557	991,673
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.51%	Annually	10/11/28	41,851,000	833,736	442	833,294
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.50%	Annually	11/02/30	23,900,000	811,494	417	811,077
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.25%	Annually	11/08/30	$38,000,000	761,456	498	760,958
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.28%	Annually	11/08/30	26,000,000	555,444	430	555,014
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.99%	Annually	10/11/25	98,748,000	330,169	416	329,753
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.96%	Annually	10/16/25	95,000,000	288,429	412	288,017
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	3.98%	Annually	02/06/27	70,000,000	(589,150)	451	(589,601)
								$8,059,854	$4,492	$8,055,362

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Barclays Bank plc	EUR	Sell	8,845,000	9,673,903 USD	04/15/24	$125,282
Bank of America, N.A.	GBP	Sell	3,015,000	3,856,924 USD	04/15/24	51,314
Morgan Stanley Capital Services LLC	EUR	Buy	255,000	276,621 USD	04/15/24	(1,336)
						$175,260

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
CORE BOND FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2024. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Special Purpose Acquisition Company (SPAC).
[2]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $691,831,092 (cost $731,481,576), or 34.8% of total net assets.

[3]	Rate indicated is the 7-day yield as of March 31, 2024.
[4]	Zero coupon rate security.
[5]	Security is a principal-only strip.
[6]	Security is an interest-only strip.
[7]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[8]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $710,904 (cost $840,674), or 0.0% of total net assets — See Note 10.

[9]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[10]	Perpetual maturity.
[11]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2024. See table below for additional step information for each security.

[12]	Rate indicated is the effective yield at the time of purchase.
[13]	Security is unsettled at period end and does not have a stated effective rate.
[14]	Face amount of security is adjusted for inflation.
BofA — Bank of America
CDX.NA.HY.41.V2 — Credit Default Swap North American High Yield Series 41 Index Version2X
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
ICE — Intercontinental Exchange
ITRAXX.EUR.41.V1 — iTraxx Europe Series 41 Index Version1X
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
CORE BOND FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$10,885	$—	$62		$10,947
Preferred Stocks	—	34,056,909	—	*	34,056,909
Warrants	586	—	7		593
Money Market Funds	32,686,794	—	—		32,686,794
U.S. Government Securities	—	533,740,199	—		533,740,199
Asset-Backed Securities	—	387,286,985	36,472,717		423,759,702
Corporate Bonds	—	399,393,294	21,017,557		420,410,851
Collateralized Mortgage Obligations	—	342,353,942	10,324,390		352,678,332
Senior Floating Rate Interests	—	22,021,251	4,912,728		26,933,979
Federal Agency Bonds	—	17,530,061	—		17,530,061
Federal Agency Discount Notes	—	9,997,111	—		9,997,111
Municipal Bonds	—	8,580,059	—		8,580,059
Senior Fixed Rate Interests	—	—	2,738,499		2,738,499
Foreign Government Debt	—	2,639,848	—		2,639,848
Options Purchased	—	5,936	—		5,936
Credit Default Swap Agreements**	—	2,308	—		2,308
Interest Rate Swap Agreements**	—	8,644,963	—		8,644,963
Forward Foreign Currency Exchange Contracts**	—	176,596	—		176,596
Total Assets	$32,698,265	$1,766,429,462	$75,465,960		$1,874,593,687

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$279,768	$—	$—	$279,768
Credit Default Swap Agreements**	—	702,683	—	702,683
Interest Rate Swap Agreements**	—	589,601	—	589,601
Forward Foreign Currency Exchange Contracts**	—	1,336	—	1,336
Total Liabilities	$279,768	$1,293,620	$—	$1,573,388

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
CORE BOND FUND

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at March 31, 2024	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$21,537,486	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Asset-Backed Securities	13,166,904	Yield Analysis	Yield	6.2%—7.2%	6.4%
Asset-Backed Securities	1,768,327	Third Party Pricing	Broker Quote	—	—
Collateralized Mortgage Obligations	6,311,004	Yield Analysis	Yield	5.6%—5.7%	6.4%
Collateralized Mortgage Obligations	4,013,386	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Common Stocks	62	Model Price	Liquidation Value	—	—
Corporate Bonds	14,128,334	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Corporate Bonds	2,695,128	Yield Analysis	Yield	6.2%—7.2%	6.7%
Corporate Bonds	2,455,327	Third Party Pricing	Broker Quote	—	—
Corporate Bonds	1,738,768	Third Party Pricing	Trade Price	—	—
Senior Fixed Rate Interests	2,738,499	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Senior Floating Rate Interests	4,912,728	Yield Analysis	Yield	10.3%	—
Warrants	7	Model Price	Liquidation Value	—	—
Total Assets	$75,465,960

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield or liquidation value would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended March 31, 2024, the Fund had securities with a total value of $6,311,004 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $6,538,557 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
CORE BOND FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2024:

	Assets								Liabilities
	Asset- Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Warrants	Common Stocks	Senior Fixed Rate Interests	Total Assets	Unfunded Loan Commitments
Beginning Balance	$38,332,615	$8,981,359	$17,372,298	$4,701,097	$7	$62	$2,572,239	$71,959,677	$—
Purchases/(Receipts)	5,639,822	—	3,170,000	—	—	—	—	8,809,822	—
(Sales, maturities and paydowns)/Fundings	(6,321,708)	(345,635)	(283,076)	—	—	—	(47,960)	(6,998,379)	—
Amortization of premiums/discounts	32,694	(7,227)	1,777	16,445	—	—	—	43,689	—
Total realized gains (losses) included in earnings	11,586	—	—	—	—	—	—	11,586	—
Total change in unrealized appreciation (depreciation) included in earnings	438,518	262,636	756,558	195,186	—	—	214,220	1,867,118	—
Transfers into Level 3	—	6,311,004	—	—	—	—	—	6,311,004	—
Transfers out of Level 3	(1,660,810)	(4,877,747)	—	—	—	—	—	(6,538,557)	—
Ending Balance	$36,472,717	$10,324,390	$21,017,557	$4,912,728	$7	$62	$2,738,499	$75,465,960	$—
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2024	$363,972	$203,392	$756,558	$195,186	$—	$—	$214,220	$1,733,328	$—

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2024
CORE BOND FUND

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date
Angel Oak Mortgage Trust 2023-1, 4.75% due 09/26/67	5.75%	01/01/27
Angel Oak Mortgage Trust 2024-3, 4.80% due 11/26/68	5.80%	02/01/28
Angel Oak Mortgage Trust 2024-2, 6.25% due 01/25/69	7.25%	01/01/28
BRAVO Residential Funding Trust 2023-NQM8, 7.10% due 10/25/63	8.10%	11/01/27
BRAVO Residential Funding Trust 2024-NQM3, 6.39% due 03/25/64	7.39%	03/01/28
BRAVO Residential Funding Trust 2023-NQM2, 4.50% due 05/25/62	5.50%	02/01/27
COLT Mortgage Loan Trust 2024-1, 6.14% due 02/25/69	7.14%	01/01/28
COLT Mortgage Loan Trust 2023-3, 7.58% due 09/25/68	8.58%	09/01/27
COLT Mortgage Loan Trust 2023-3, 7.18% due 09/25/68	8.18%	09/01/27
COLT Mortgage Loan Trust 2023-4, 7.62% due 10/25/68	8.62%	10/01/27
CSMC Trust 2020-NQM1, 1.72% due 05/25/65	2.72%	09/26/24
GCAT Trust 2023-NQM3, 6.89% due 08/25/68	7.89%	09/01/27
GCAT Trust 2023-NQM3, 7.34% due 08/25/68	8.34%	09/01/27
OBX Trust 2024-NQM5, due 03/25/28	7.39%	03/01/28
OBX Trust 2024-NQM5, due 03/25/28	7.29%	03/01/28
OBX Trust 2024-NQM5, due 03/25/28	6.99%	03/01/28
OBX Trust 2023-NQM9, 7.66% due 10/25/63	8.66%	10/01/27
OBX Trust 2024-NQM4, 6.22% due 01/25/64	7.22%	02/01/28
OBX Trust 2022-NQM8, 6.10% due 09/25/62	7.10%	10/01/26
OBX Trust 2024-NQM3, 6.43% due 12/25/63	7.43%	02/01/28
OBX Trust 2024-NQM3, 6.33% due 12/25/63	7.33%	02/01/28
OBX Trust 2024-NQM3, 6.13% due 12/25/63	7.13%	02/01/28
OBX Trust 2024-NQM2, 6.18% due 12/25/63	7.18%	01/01/28
OBX Trust 2022-NQM9, 6.45% due 09/25/62	7.45%	11/01/26
PRPM LLC 2023-RCF1, 4.00% due 06/25/53	5.00%	06/25/27
Verus Securitization Trust 2023-7, 7.42% due 10/25/68	8.42%	10/01/27
Verus Securitization Trust 2023-2, 6.85% due 03/25/68	7.85%	03/01/27
Verus Securitization Trust 2024-1, 6.12% due 01/25/69	7.12%	01/01/28

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

CORE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2024

Assets:
Investments, at value (cost $1,975,284,411)	$1,865,769,820
Cash	2,991,218
Segregated cash with broker	2,429,507
Unamortized upfront premiums paid on credit default swap agreements	32,147
Unamortized upfront premiums paid on interest rate swap agreements	4,492
Unrealized appreciation on forward foreign currency exchange contracts	176,596
Prepaid expenses	109,015
Receivables:
Securities sold	442,883,424
Interest	13,904,338
Fund shares sold	2,268,246
Dividends	13,635
Foreign tax reclaims	2,235
Total assets	2,330,584,673

Liabilities:
Unfunded loan commitments, at value (Note 9) (commitment fees received $—)	—
Segregated cash due to broker	94,581
Unamortized upfront premiums received on credit default swap agreements	169,604
Unrealized depreciation on forward foreign currency exchange contracts	1,336
Payable for:
Securities purchased	333,454,979
Fund shares redeemed	7,411,364
Variation margin on interest rate swap agreements	2,190,980
Management fees	649,863
Distributions to shareholders	337,779
Variation margin on futures contracts	136,125
Transfer agent/maintenance fees	96,830
Distribution and service fees	50,359
Due to Investment Adviser	26,134
Protection fees on credit default swap agreements	17,708
Fund accounting/administration fees	12,079
Swap settlement	7,651
Variation margin on credit default swap agreements	326
Trustees’ fees*	1,304
Miscellaneous	135,926
Total liabilities	344,794,928
Net assets	$1,985,789,745

Net assets consist of:
Paid in capital	$2,244,815,407
Total distributable earnings (loss)	(259,025,662)
Net assets	$1,985,789,745

Class A:
Net assets	$125,166,018
Capital shares outstanding	7,743,179
Net asset value per share	$16.16
Maximum offering price per share (Net asset value divided by 96.00%)	$16.83

Class C:
Net assets	$22,728,257
Capital shares outstanding	1,411,869
Net asset value per share	$16.10

Class P:
Net assets	$24,727,129
Capital shares outstanding	1,527,971
Net asset value per share	$16.18

Institutional Class:
Net assets	$1,813,168,341
Capital shares outstanding	112,292,378
Net asset value per share	$16.15

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CORE BOND FUND

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2024

Investment Income:
Dividends	$46,152
Interest	48,078,771
Total investment income	48,124,923

Expenses:
Management fees	3,579,688
Distribution and service fees:
Class A	149,882
Class C	109,587
Class P	33,287
Transfer agent/maintenance fees:
Class A	95,167
Class C	6,419
Class P	6,394
Institutional Class	402,977
Interest expense	507,552
Fund accounting and administration fees	364,826
Professional fees	65,880
Line of credit fees	46,465
Custodian fees	16,961
Trustees’ fees*	15,906
Miscellaneous	98,733
Recoupment of previously waived fees:
Class C	4,346
Class P	5,770
Institutional Class	85,564
Total expenses	5,595,404
Less:
Expense reimbursed by adviser:
Class A	(41,148)
Class C	(972)
Class P	(281)
Institutional Class	(74,911)
Expenses waived by Adviser	(285,073)
Total waived/reimbursed expenses	(402,385)
Net expenses	5,193,019
Net investment income	42,931,904

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(34,072,772)
Swap agreements	(4,625,170)
Options purchased	(398,717)
Options written	(398,842)
Forward foreign currency exchange contracts	(165,383)
Foreign currency transactions	(13,406)
Net realized loss	(39,674,290)
Net change in unrealized appreciation (depreciation) on:
Investments	96,089,952
Swap agreements	13,629,040
Futures contracts	(279,768)
Options purchased	143,869
Options written	318,806
Forward foreign currency exchange contracts	(75,484)
Foreign currency translations	6,730
Net change in unrealized appreciation (depreciation)	109,833,145
Net realized and unrealized gain	70,158,855
Net increase in net assets resulting from operations	$113,090,759

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

CORE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$42,931,904	$58,090,969
Net realized loss on investments	(39,674,290)	(83,396,652)
Net change in unrealized appreciation (depreciation) on investments	109,833,145	34,192,240
Net increase in net assets resulting from operations	113,090,759	8,886,557

Distributions to shareholders:
Class A	(2,671,469)	(4,628,669)
Class C	(408,219)	(690,054)
Class P	(596,635)	(1,494,786)
Institutional Class	(39,405,812)	(49,253,737)
Total distributions to shareholders	(43,082,135)	(56,067,246)

Capital share transactions:
Proceeds from sale of shares
Class A	16,583,276	27,585,227
Class C	3,324,964	9,484,399
Class P	3,618,869	6,643,720
Institutional Class	697,091,487	875,193,068
Distributions reinvested
Class A	2,437,084	4,189,176
Class C	365,174	610,361
Class P	592,318	1,488,895
Institutional Class	37,515,438	46,738,789
Cost of shares redeemed
Class A	(15,519,646)	(23,834,759)
Class C	(3,816,195)	(8,402,408)
Class P	(9,387,336)	(32,056,257)
Institutional Class	(363,782,610)	(582,763,645)
Net increase from capital share transactions	369,022,823	324,876,566
Net increase in net assets	439,031,447	277,695,877

Net assets:
Beginning of period	1,546,758,298	1,269,062,421
End of period	$1,985,789,745	$1,546,758,298

Capital share activity:
Shares sold
Class A	1,036,984	1,708,895
Class C	208,254	586,868
Class P	224,362	410,906
Institutional Class	44,136,729	54,190,672
Shares issued from reinvestment of distributions
Class A	152,546	259,787
Class C	22,963	38,033
Class P	37,078	92,259
Institutional Class	2,347,330	2,904,961
Shares redeemed
Class A	(973,564)	(1,470,307)
Class C	(241,460)	(523,605)
Class P	(588,616)	(1,981,473)
Institutional Class	(22,939,533)	(36,342,037)
Net increase in shares	23,423,073	19,874,959

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CORE BOND FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$15.56	$15.95	$20.06	$20.53	$18.94	$18.33
Income (loss) from investment operations:
Net investment income (loss)[b]	.35	.67	.46	.44	.37	.41
Net gain (loss) on investments (realized and unrealized)	.60	(.41)	(3.84)	(.01)	1.63	.63
Total from investment operations	.95	.26	(3.38)	.43	2.00	1.04
Less distributions from:
Net investment income	(.35)	(.65)	(.47)	(.47)	(.41)	(.43)
Net realized gains	—	—	(.26)	(.43)	—	—
Total distributions	(.35)	(.65)	(.73)	(.90)	(.41)	(.43)
Net asset value, end of period	$16.16	$15.56	$15.95	$20.06	$20.53	$18.94

Total Return[c]	6.24%	1.46%	(17.30%)	2.09%	10.68%	5.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$125,166	$117,100	$112,084	$151,026	$218,856	$149,442
Ratios to average net assets:
Net investment income (loss)	4.42%	4.12%	2.53%	2.20%	1.87%	2.23%
Total expenses[d]	0.92%	0.92%	0.82%	0.85%	0.85%	0.89%
Net expenses[e,f,g]	0.83%	0.83%	0.78%	0.79%	0.79%	0.80%
Portfolio turnover rate	49%	88%	49%	103%	126%	77%

Class C	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$15.49	$15.88	$19.97	$20.45	$18.86	$18.25
Income (loss) from investment operations:
Net investment income (loss)[b]	.29	.55	.33	.29	.22	.28
Net gain (loss) on investments (realized and unrealized)	.62	(.42)	(3.83)	(.03)	1.64	.62
Total from investment operations	.91	.13	(3.50)	.26	1.86	.90
Less distributions from:
Net investment income	(.30)	(.52)	(.33)	(.31)	(.27)	(.29)
Net realized gains	—	—	(.26)	(.43)	—	—
Total distributions	(.30)	(.52)	(.59)	(.74)	(.27)	(.29)
Net asset value, end of period	$16.10	$15.49	$15.88	$19.97	$20.45	$18.86

Total Return[c]	5.94%	0.68%	(17.90%)	1.34%	9.86%	4.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,728	$22,027	$20,970	$33,407	$33,163	$22,531
Ratios to average net assets:
Net investment income (loss)	3.68%	3.39%	1.78%	1.46%	1.13%	1.50%
Total expenses[d]	1.62%	1.66%	1.61%	1.61%	1.62%	1.67%
Net expenses[e,f,g]	1.58%	1.59%	1.53%	1.54%	1.54%	1.55%
Portfolio turnover rate	49%	88%	49%	103%	126%	77%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

CORE BOND FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$15.57	$15.96	$20.07	$20.55	$18.96	$18.34
Income (loss) from investment operations:
Net investment income (loss)[b]	.35	.66	.46	.44	.36	.41
Net gain (loss) on investments (realized and unrealized)	.61	(.41)	(3.84)	(.02)	1.64	.63
Total from investment operations	.96	.25	(3.38)	.42	2.00	1.04
Less distributions from:
Net investment income	(.35)	(.64)	(.47)	(.47)	(.41)	(.42)
Net realized gains	—	—	(.26)	(.43)	—	—
Total distributions	(.35)	(.64)	(.73)	(.90)	(.41)	(.42)
Net asset value, end of period	$16.18	$15.57	$15.96	$20.07	$20.55	$18.96

Total Return	6.23%	1.50%	(17.30%)	2.04%	10.67%	5.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,727	$28,885	$53,203	$89,223	$60,534	$50,258
Ratios to average net assets:
Net investment income (loss)	4.42%	4.10%	2.49%	2.17%	1.86%	2.24%
Total expenses[d]	0.86%	1.01%	0.94%	0.90%	0.91%	0.93%
Net expenses[e,f,g]	0.83%	0.82%	0.78%	0.79%	0.79%	0.80%
Portfolio turnover rate	49%	88%	49%	103%	126%	77%

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CORE BOND FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$15.54	$15.92	$20.03	$20.51	$18.91	$18.30
Income (loss) from investment operations:
Net investment income (loss)[b]	.38	.71	.52	.50	.42	.47
Net gain (loss) on investments (realized and unrealized)	.61	(.40)	(3.85)	(.03)	1.65	.62
Total from investment operations	.99	.31	(3.33)	.47	2.07	1.09
Less distributions from:
Net investment income	(.38)	(.69)	(.52)	(.52)	(.47)	(.48)
Net realized gains	—	—	(.26)	(.43)	—	—
Total distributions	(.38)	(.69)	(.78)	(.95)	(.47)	(.48)
Net asset value, end of period	$16.15	$15.54	$15.92	$20.03	$20.51	$18.91

Total Return	6.47%	1.80%	(17.09%)	2.34%	11.07%	6.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,813,168	$1,378,747	$1,082,805	$1,382,711	$1,139,109	$613,571
Ratios to average net assets:
Net investment income (loss)	4.71%	4.43%	2.84%	2.49%	2.17%	2.52%
Total expenses[d]	0.57%	0.65%	0.60%	0.60%	0.58%	0.62%
Net expenses[e,f,g]	0.53%	0.55%	0.49%	0.50%	0.50%	0.51%
Portfolio turnover rate	49%	88%	49%	103%	126%	77%

[a]	Unaudited figures for the period ended March 31, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/24[a]	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	—	0.01%	0.01%	0.01%	0.00%*	—
Class C	0.04%	0.01%	0.00%*	—	0.00%*	—
Class P	0.04%	0.00%*	—	—	0.00%*	0.00%*
Institutional Class	0.01%	0.00%*	—	—	0.00%*	—

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	03/31/24[a]	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	0.76%	0.76%	0.77%	0.78%	0.78%	0.79%
Class C	1.51%	1.52%	1.52%	1.53%	1.53%	1.54%
Class P	0.76%	0.76%	0.77%	0.78%	0.78%	0.79%
Institutional Class	0.47%	0.47%	0.48%	0.49%	0.49%	0.50%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

MUNICIPAL INCOME FUND

OBJECTIVE: Seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	27.4%
AA	49.3%
A	13.5%
BBB	4.3%
BB	1.5%
NR2	0.2%
Other Instruments	3.8%
Total Investments	100.0%

Inception Dates:
Class A	April 28, 2004
Class C	January 13, 2012
Class P	May 1, 2015
Institutional Class	January 13, 2012

Ten Largest Holdings	% of Total Net Assets
Michigan Technological University Revenue Bonds, 5.25%	4.4%
Maine Health & Higher Educational Facilities Authority Revenue Bonds, 5.25%	4.4%
Freddie Mac Multifamily Variable Rate Certificate Revenue Bonds, 3.15%	4.4%
Nebraska Investment Finance Authority Revenue Bonds, 4.95%	4.4%
Pennsylvania Housing Finance Agency Revenue Bonds, 4.95%	4.3%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds, 2.25%	3.8%
Westchester County Local Development Corp. Revenue Bonds, 5.75%	3.5%
New Mexico Finance Authority Revenue Bonds, 5.25%	3.4%
Newport Mesa Unified School District General Obligation Unlimited	2.9%
Inlivian Revenue Bonds, 2.02%	2.6%
Top Ten Total	38.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Average Annual Returns*

Periods Ended March 31, 2024

	6 Month†	1 Year	5 Year	10 Year
Class A Shares~	7.54%	1.86%	0.15%	1.97%
Class A Shares with sales charge‡	3.24%	(2.22%)	(0.66%)	1.47%
Class C Shares	7.15%	1.10%	(0.60%)	1.21%
Class C Shares with CDSC§	6.15%	0.11%	(0.60%)	1.21%
Institutional Class Shares	7.68%	2.12%	0.40%	2.22%
Bloomberg Municipal Bond Index	7.48%	3.13%	1.59%	2.66%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
Class P Shares	7.64%	1.95%	0.15%	1.25%
Bloomberg Municipal Bond Index	7.48%	3.13%	1.59%	2.32%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Municipal Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2024
MUNICIPAL INCOME FUND

	Shares	Value
MONEY MARKET FUND† - 3.8%
Dreyfus AMT-Free Tax Exempt Cash Management Fund — Institutional Shares, 3.54%[1]	932,926	$932,926
Total Money Market Fund
(Cost $932,926)		932,926

	Face Amount
MUNICIPAL BONDS†† - 94.0%
California - 14.7%
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/39[2]	$1,300,000	722,320
San Diego Unified School District General Obligation Unlimited
due 07/01/46[2]	1,360,000	543,801
California Statewide Communities Development Authority Revenue Bonds
5.25% due 08/15/52	500,000	542,595
Compton Unified School District General Obligation Unlimited
due 06/01/40[2]	1,000,000	511,266
Alameda Corridor Transportation Authority Revenue Bonds
due 10/01/51[2]	500,000	276,046
El Monte Union High School District General Obligation Unlimited
due 06/01/43[2]	500,000	213,216
M-S-R Energy Authority Revenue Bonds
6.13% due 11/01/29	160,000	171,020
Westside Elementary School District General Obligation Unlimited
5.00% due 08/01/48	155,000	162,814
Freddie Mac Multifamily VRD Certificates Revenue Bonds
2.40% due 10/15/29	150,000	137,457
Coast Community College District General Obligation Unlimited
due 08/01/40[2]	250,000	128,847
Stockton Unified School District General Obligation Unlimited
due 08/01/42[2]	250,000	116,767
Department of Veterans Affairs Veteran’s Farm & Home Purchase Program Revenue Bonds
3.45% due 12/01/39	110,000	106,345
Total California		3,632,494

Pennsylvania - 7.0%
Pennsylvania Housing Finance Agency Revenue Bonds
4.95% due 10/01/38	1,000,000	1,076,443
School District of Philadelphia General Obligation Limited
5.25% due 09/01/43	575,000	638,753
Total Pennsylvania		1,715,196

New York - 6.4%
Westchester County Local Development Corp. Revenue Bonds
5.75% due 11/01/53	750,000	861,547
New York Power Authority Revenue Bonds
5.25% due 11/15/41	250,000	293,356
New York State Dormitory Authority Revenue Bonds
4.00% due 08/01/43	220,000	216,417
New York Transportation Development Corp. Revenue Bonds
5.00% due 07/01/34	200,000	200,235
Total New York		1,571,555

Oregon - 5.8%
Clackamas & Washington Counties School District No. 3 General Obligation Unlimited
due 06/15/48[2]	2,000,000	626,648
due 06/15/50[2]	400,000	112,120
due 06/15/49[2]	350,000	103,711
Salem-Keizer School District No. 24J General Obligation Unlimited
due 06/15/40[2]	1,250,000	585,576
Total Oregon		1,428,055

Michigan - 5.6%
Michigan Technological University Revenue Bonds
5.25% due 10/01/53	1,000,000	1,090,788
Michigan State Housing Development Authority Revenue Bonds
3.35% due 12/01/34	200,000	197,038
Flint Hospital Building Authority Revenue Bonds
5.00% due 07/01/25	100,000	100,115
Total Michigan		1,387,941

Nebraska - 5.2%
Nebraska Investment Finance Authority Revenue Bonds
4.95% due 09/01/38	1,000,000	1,078,234
Central Plains Energy Project Revenue Bonds
5.00% due 09/01/29	200,000	210,414
Total Nebraska		1,288,648

Virginia - 5.0%
Freddie Mac Multifamily Variable Rate Certificate Revenue Bonds
3.15% due 10/15/36	1,280,000	1,081,740

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MUNICIPAL INCOME FUND

	Face Amount	Value
Loudoun County Economic Development Authority Revenue Bonds
due 07/01/49[2]	$500,000	$155,698
Total Virginia		1,237,438

New Mexico - 4.5%
New Mexico Finance Authority Revenue Bonds
5.25% due 06/01/48	750,000	835,732
New Mexico Mortgage Finance Authority Revenue Bonds
4.95% due 09/01/38	250,000	269,559
City of Albuquerque New Mexico Gross Receipts Tax Revenue Bonds
5.00% due 07/01/25	20,000	19,920
Total New Mexico		1,125,211

Tennessee - 4.5%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds
2.25% due 07/01/45	1,500,000	948,933
2.48% due 12/01/37	200,000	163,002
Total Tennessee		1,111,935

Maine - 4.4%
Maine Health & Higher Educational Facilities Authority Revenue Bonds
5.25% due 07/01/48	1,000,000	1,086,807

North Carolina - 3.9%
Inlivian Revenue Bonds
2.02% due 04/01/42	1,000,000	642,458
North Carolina Central University Revenue Bonds
5.00% due 04/01/44	300,000	316,593
Total North Carolina		959,051

Arizona - 3.0%
Arizona Industrial Development Authority Revenue Bonds
5.25% due 11/01/48	500,000	536,998
Salt Verde Financial Corp. Revenue Bonds
5.00% due 12/01/32	200,000	213,405
Total Arizona		750,403

Texas - 2.6%
Harris County-Houston Sports Authority Revenue Bonds
due 11/15/53[2]	1,000,000	237,356
Arlington Higher Education Finance Corp. Revenue Bonds
5.00% due 12/01/46	200,000	200,370
Hutto Independent School District General Obligation Unlimited
5.00% due 08/01/49	100,000	104,361
Texas Municipal Gas Acquisition and Supply Corporation I Revenue Bonds
6.25% due 12/15/26	90,000	93,403
Tarrant County Health Facilities Development Corp. Revenue Bonds
6.00% due 09/01/24	5,000	4,995
Leander Independent School District General Obligation Unlimited
due 08/15/24[2]	5,000	2,909
Total Texas		643,394

Oklahoma - 2.3%
Oklahoma Development Finance Authority Revenue Bonds
5.00% due 08/15/28	350,000	361,786
Oklahoma City Airport Trust Revenue Bonds
5.00% due 07/01/30	200,000	212,125
Total Oklahoma		573,911

North Dakota - 2.3%
City of Grand Forks North Dakota Revenue Bonds
5.00% due 12/01/33	500,000	569,835

Georgia - 2.2%
Columbia County Hospital Authority Revenue Bonds
5.00% due 04/01/48	500,000	538,912

Colorado - 1.9%
City & County of Denver Colorado Airport System Revenue Bonds
5.00% due 12/01/28	200,000	214,085
City & County of Denver Colorado Pledged Excise Tax Revenue Bonds
due 08/01/30[2]	200,000	156,601
Colorado School of Mines Revenue Bonds
5.00% due 12/01/47	100,000	103,054
Total Colorado		473,740

Ohio - 1.7%
County of Miami Ohio Revenue Bonds
5.00% due 08/01/33	200,000	213,386
American Municipal Power, Inc. Revenue Bonds
5.00% due 02/15/41	200,000	202,901
Total Ohio		416,287

Illinois - 1.7%
City of Chicago Illinois Wastewater Transmission Revenue Bonds
5.25% due 01/01/42	400,000	415,037

Washington - 1.6%
Central Puget Sound Regional Transit Authority Revenue Bonds
5.00% due 11/01/41	200,000	206,134

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MUNICIPAL INCOME FUND

	Face Amount	Value
Washington State Convention Center Public Facilities District Revenue Bonds
4.00% due 07/01/48	$210,000	$199,863
Total Washington		405,997

Arkansas - 1.3%
County of Baxter Arkansas Revenue Bonds
5.00% due 09/01/26	330,000	332,174

West Virginia - 1.3%
West Virginia Hospital Finance Authority Revenue Bonds
5.00% due 06/01/42	300,000	309,567

Alaska - 1.1%
University of Alaska Revenue Bonds
5.00% due 10/01/40	260,000	265,146

South Carolina - 0.9%
Charleston County Airport District Revenue Bonds
5.00% due 07/01/43	200,000	213,603

Vermont - 0.8%
Vermont Educational & Health Buildings Financing Agency Revenue Bonds
5.00% due 12/01/46	200,000	202,585

Connecticut - 0.8%
New Haven Housing Authority Revenue Bonds
2.26% due 05/01/38	242,424	187,420

Massachusetts - 0.7%
Massachusetts Development Finance Agency Revenue Bonds
5.00% due 10/01/34	150,000	161,587

Kansas - 0.4%
University of Kansas Hospital Authority Revenue Bonds
5.00% due 09/01/48	100,000	103,243

Iowa - 0.4%
PEFA, Inc. Revenue Bonds
5.00% due 09/01/26[3]	100,000	102,380

Louisiana - 0.0%
Louisiana Public Facilities Authority Revenue Bonds
5.00% due 05/15/26	5,000	5,126

Maryland - 0.0%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds
5.00% due 07/01/27	5,000	5,095
Total Municipal Bonds
(Cost $25,321,129)		23,219,773

Total Investments - 97.8%
(Cost $26,254,055)		$24,152,699
Other Assets & Liabilities, net - 2.2%		543,721
Total Net Assets - 100.0%		$24,696,420

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MUNICIPAL INCOME FUND

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	1.67%	Quarterly	09/27/51	$2,550,000	$980,014	$(738)	$980,752
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	3.26%	Annually	05/24/53	1,150,000	71,053	311	70,742
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.68%	Annually	10/20/28	2,600,000	70,374	284	70,090
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.50%	Annually	10/25/30	1,000,000	34,228	67	34,161
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.98%	Annually	10/11/25	9,000,000	27,336	245	27,091
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	3.37%	Annually	12/20/53	260,000	11,800	302	11,498
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	4.11%	Annually	11/20/33	1,500,000	(32,137)	300	(32,437)
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	4.31%	Annually	11/06/33	1,000,000	(37,423)	295	(37,718)
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	4.65%	Annually	10/23/33	1,000,000	(63,660)	294	(63,954)
								$1,061,585	$1,360	$1,060,225

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of March 31, 2024.
[2]	Zero coupon rate security.
[3]	The rate is adjusted periodically by the issuer, allows the holder to tender the security upon a rate reset, and is not based upon a set reference rate and spread.
BofA — Bank of America
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2024
MUNICIPAL INCOME FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market Fund	$932,926	$—	$—	$932,926
Municipal Bonds	—	23,219,773	—	23,219,773
Interest Rate Swap Agreements**	—	1,194,334	—	1,194,334
Total Assets	$932,926	$24,414,107	$—	$25,347,033

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Swap Agreements**	$—	$134,109	$—	$134,109

**	This derivative is reported as unrealized appreciation/depreciation at period end.

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2024

Assets:
Investments, at value (cost $26,254,055)	$24,152,699
Segregated cash with broker	391,630
Unamortized upfront premiums paid on interest rate swap agreements	2,098
Prepaid expenses	37,999
Receivables:
Interest	216,616
Variation margin on interest rate swap agreements	17,562
Investment Adviser	5,646
Fund shares sold	293
Total assets	24,824,543

Liabilities:
Due to custodian bank	5,554
Unamortized upfront premiums received on interest rate swap agreements	738
Payable for:
Fund shares redeemed	61,461
Professional fees	15,721
Transfer agent/maintenance fees	9,451
Distributions to shareholders	8,223
Pricing fees	8,001
Distribution and service fees	4,694
Fund accounting/administration fees	2,928
Trustees’ fees*	2,745
Miscellaneous	8,607
Total liabilities	128,123
Net assets	$24,696,420

Net assets consist of:
Paid in capital	$31,556,425
Total distributable earnings (loss)	(6,860,005)
Net assets	$24,696,420
Class A:
Net assets	$18,339,989
Capital shares outstanding	1,611,324
Net asset value per share	$11.38
Maximum offering price per share (Net asset value divided by 96.00%)	$11.85
Class C:
Net assets	$878,220
Capital shares outstanding	77,213
Net asset value per share	$11.37
Class P:
Net assets	$124,692
Capital shares outstanding	10,960
Net asset value per share	$11.38

Institutional Class:
Net assets	$5,353,519
Capital shares outstanding	470,264
Net asset value per share	$11.38

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2024

Investment Income:
Interest	$582,464
Total investment income	582,464

Expenses:
Management fees	80,914
Distribution and service fees:
Class A	29,732
Class C	4,608
Class P	152
Transfer agent/maintenance fees:
Class A	12,854
Class C	788
Class P	166
Institutional Class	7,172
Registration fees	44,507
Professional fees	20,751
Fund accounting/administration fees	10,903
Trustees’ fees*	8,235
Custodian fees	2,226
Line of credit fees	1,801
Interest expense	575
Miscellaneous	11,555
Total expenses	236,939
Less:
Expenses reimbursed by Adviser:
Class A	(27,116)
Class C	(1,451)
Class P	(256)
Institutional Class	(11,181)
Expenses waived by Adviser	(75,821)
Total waived/reimbursed expenses	(115,825)
Net expenses	121,114
Net investment income	461,350

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(4,559,055)
Swap agreements	(232,639)
Net realized loss	(4,791,694)
Net change in unrealized appreciation (depreciation) on:
Investments	7,565,497
Swap agreements	(343,625)
Net change in unrealized appreciation (depreciation)	7,221,872
Net realized and unrealized gain	2,430,178
Net increase in net assets resulting from operations	$2,891,528

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 63

MUNICIPAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$461,350	$1,080,466
Net realized loss on investments	(4,791,694)	(788,039)
Net change in unrealized appreciation (depreciation) on investments	7,221,872	804,518
Net increase in net assets resulting from operations	2,891,528	1,096,945

Distributions to shareholders:
Class A	(424,107)	(1,453,969)
Class C	(12,940)	(31,189)
Class P	(2,156)	(4,574)
Institutional Class	(142,849)	(364,176)
Total distributions to shareholders	(582,052)	(1,853,908)

Capital share transactions:
Proceeds from sale of shares
Class A	116,663	3,606,381
Class C	78,675	346,333
Class P	4,000	846,126
Institutional Class	707,665	12,725,440
Distributions reinvested
Class A	372,656	1,328,775
Class C	12,397	30,159
Class P	2,147	4,569
Institutional Class	140,594	359,627
Cost of shares redeemed
Class A	(12,705,711)	(19,006,404)
Class C	(112,155)	(581,224)
Class P	(2,468)	(867,839)
Institutional Class	(6,923,330)	(6,514,995)
Net decrease from capital share transactions	(18,308,867)	(7,723,052)
Net decrease in net assets	(15,999,391)	(8,480,015)

Net assets:
Beginning of period	40,695,811	49,175,826
End of period	$24,696,420	$40,695,811

Capital share activity:
Shares sold
Class A	10,259	316,903
Class C	7,278	30,364
Class P	358	75,140
Institutional Class	63,966	1,120,796
Shares issued from reinvestment of distributions
Class A	33,164	117,206
Class C	1,100	2,659
Class P	190	404
Institutional Class	12,533	31,729
Shares redeemed
Class A	(1,116,006)	(1,700,924)
Class C	(9,878)	(51,290)
Class P	(218)	(76,692)
Institutional Class	(611,161)	(569,408)
Net decrease in shares	(1,608,415)	(703,113)

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$10.77	$10.97	$13.46	$13.23	$13.12	$12.46
Income (loss) from investment operations:
Net investment income (loss)[b]	.16	.23	.23	.25	.26	.30
Net gain (loss) on investments (realized and unrealized)	.65	(.04)	(2.44)	.23	.11	.70
Total from investment operations	.81	.19	(2.21)	.48	.37	1.00
Less distributions from:
Net investment income	(.20)	(.25)	(.22)	(.23)	(.26)	(.30)
Net realized gains	—	(.14)	(.06)	(.02)	—	(.04)
Total distributions	(.20)	(.39)	(.28)	(.25)	(.26)	(.34)
Net asset value, end of period	$11.38	$10.77	$10.97	$13.46	$13.23	$13.12

Total Return[c]	7.54%	1.67%	(16.67%)	3.67%	2.85%	8.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,340	$28,909	$43,354	$63,359	$62,583	$42,512
Ratios to average net assets:
Net investment income (loss)	2.82%	2.06%	1.84%	1.82%	1.95%	2.31%
Total expenses[d]	1.48%	1.20%	1.18%	1.17%	1.21%	1.34%
Net expenses[e,f,g]	0.79%	0.78%	0.79%	0.80%	0.81%	0.81%
Portfolio turnover rate	43%	11%	14%	22%	58%	30%

Class C	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$10.76	$10.96	$13.45	$13.22	$13.11	$12.45
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	.15	.14	.15	.16	.21
Net gain (loss) on investments (realized and unrealized)	.65	(.04)	(2.45)	.23	.11	.69
Total from investment operations	.77	.11	(2.31)	.38	.27	.90
Less distributions from:
Net investment income	(.16)	(.17)	(.12)	(.13)	(.16)	(.20)
Net realized gains	—	(.14)	(.06)	(.02)	—	(.04)
Total distributions	(.16)	(.31)	(.18)	(.15)	(.16)	(.24)
Net asset value, end of period	$11.37	$10.76	$10.96	$13.45	$13.22	$13.11

Total Return[c]	7.15%	0.91%	(17.23%)	2.91%	2.09%	7.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$878	$847	$1,063	$1,769	$2,177	$1,981
Ratios to average net assets:
Net investment income (loss)	2.12%	1.30%	1.08%	1.08%	1.23%	1.63%
Total expenses[d]	2.33%	2.00%	1.97%	1.97%	1.97%	2.12%
Net expenses[e,f,g]	1.54%	1.54%	1.54%	1.55%	1.56%	1.56%
Portfolio turnover rate	43%	11%	14%	22%	58%	30%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 65

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$10.76	$10.97	$13.45	$13.22	$13.13	$12.46
Income (loss) from investment operations:
Net investment income (loss)[b]	.16	.23	.23	.25	.26	.29
Net gain (loss) on investments (realized and unrealized)	.66	(.05)	(2.43)	.23	.09	.72
Total from investment operations	.82	.18	(2.20)	.48	.35	1.01
Less distributions from:
Net investment income	(.20)	(.25)	(.22)	(.23)	(.26)	(.30)
Net realized gains	—	(.14)	(.06)	(.02)	—	(.04)
Total distributions	(.20)	(.39)	(.28)	(.25)	(.26)	(.34)
Net asset value, end of period	$11.38	$10.76	$10.97	$13.45	$13.22	$13.13

Total Return	7.64%	1.58%	(16.61%)	3.67%	2.69%	8.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$125	$114	$129	$220	$202	$207
Ratios to average net assets:
Net investment income (loss)	2.87%	2.04%	1.81%	1.83%	1.96%	2.25%
Total expenses[d]	1.69%	1.51%	1.47%	1.38%	1.40%	1.55%
Net expenses[e,f,g]	0.78%	0.78%	0.79%	0.80%	0.81%	0.81%
Portfolio turnover rate	43%	11%	14%	22%	58%	30%

66 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$10.77	$10.97	$13.46	$13.23	$13.13	$12.46
Income (loss) from investment operations:
Net investment income (loss)[b]	.17	.26	.26	.28	.29	.33
Net gain (loss) on investments (realized and unrealized)	.65	(.03)	(2.44)	.24	.10	.71
Total from investment operations	.82	.23	(2.18)	.52	.39	1.04
Less distributions from:
Net investment income	(.21)	(.29)	(.25)	(.27)	(.29)	(.33)
Net realized gains	—	(.14)	(.06)	(.02)	—	(.04)
Total distributions	(.21)	(.43)	(.31)	(.29)	(.29)	(.37)
Net asset value, end of period	$11.38	$10.77	$10.97	$13.46	$13.23	$13.13

Total Return	7.68%	1.93%	(16.46%)	3.93%	3.03%	8.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,354	$10,826	$4,629	$12,772	$13,406	$13,970
Ratios to average net assets:
Net investment income (loss)	3.03%	2.30%	2.04%	2.08%	2.23%	2.59%
Total expenses[d]	1.29%	0.96%	0.98%	0.96%	1.00%	1.08%
Net expenses[e,f,g]	0.53%	0.53%	0.54%	0.55%	0.56%	0.56%
Portfolio turnover rate	43%	11%	14%	22%	58%	30%

[a]	Unaudited figures for the period ended March 31, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/24[a]	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	—	0.00%*	0.02%	—	0.00%*	0.00%*
Class C	—	0.01%	0.01%	—	0.00%*	—
Class P	—	0.00%*	0.01%	—	0.00%*	—
Institutional Class	—	0.00%*	0.01%	—	0.00%*	—

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	03/31/24[a]	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	0.77%	0.77%	0.78%	0.79%	0.80%	0.80%
Class C	1.52%	1.53%	1.53%	1.54%	1.55%	1.55%
Class P	0.77%	0.77%	0.78%	0.79%	0.80%	0.80%
Institutional Class	0.52%	0.52%	0.53%	0.54%	0.55%	0.55%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 67

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of five separate classes of shares: Class A shares, Class C shares, Class P shares, Class R6 shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of Class A shares. Class A shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. Class A share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. Class C shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Class C shares of each Fund automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 8-year anniversary of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. Class R6 shares are offered primarily through qualified retirement and benefit plans. Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”or the “Adviser”) may also be eligible to purchase Class R6 shares subject to a $2 million minimum initial investment. At March 31, 2024, the Trust consisted of eighteen funds.

As of January 1, 2012, Class A, Class C and Institutional Class shares of High Yield Fund are subject to a 2% redemption fee when shares are redeemed or exchanged within 90 days of purchase.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
High Yield Fund	Diversified
Core Bond Fund	Diversified
Municipal Income Fund	Diversified

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”), which operate under the name Guggenheim Investments, provide advisory services. Security Investors, LLC (“SI” or the “Adviser”) provides advisory services to High Yield Fund, Core Bond Fund and Municipal Income Fund. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor of the Funds’ shares. GI and GFD are affiliated entities. GPIM, an affiliate of GI, serves as investment sub-advisor (the “Sub-Advisor”) to the Municipal Income Fund and is responsible for the day-to-day management of the Fund’s portfolio.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities attributable to the share class by the number of outstanding shares of the share class on the specified date.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance

68 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service providers.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADR”) trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by a pricing service provider in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by pricing service providers, using the last traded fill price, or at the reported bid price at the close of business on the valuation date.

CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using an independent third party pricing service.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service provider.

Typically, loans are valued using information provided by a pricing service provider which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using a price provided by a pricing service.

Futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation of the underlying securities would provide a more accurate valuation of the futures contract.

Interest rate swap agreements entered into by a Fund are valued on the basis of the last sale price on the primary exchange on which the swap is traded.

Swap agreements entered into by a Fund are generally valued using an evaluated price provided by a pricing service provider.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 69

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

Inflation-Indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation.

The interest rate on these securities is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of Interest on the Fund’s Statements of Operations, even though principal is not received until maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Funds’ Schedules of Investments.

The Funds invest in loans and other similar debt obligations (“obligations”). A portion of the Funds’ investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Funds may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. Recently, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Funds may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Funds are subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Funds may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Funds on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

(f) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and

70 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

The Fund may purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the options. The swaptions are forward premium swaptions which have extended settlement dates.

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(h) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(i) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(j) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2024, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 71

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

Certain Funds may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Funds and included in interest income on the Funds’ Statements of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Funds’ Statements of Operations at the end of the commitment period.

(l) Distributions

The Funds declare dividends from investment income daily. Each Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(m) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(n) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended March 31, 2024, are disclosed in the Funds’ Statements of Operations.

(o) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at March 31, 2024.

(p) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(q) Special Purpose Acquisition Companies

The Funds may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC

72 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Funds invest will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategies, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Funds’ Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 73

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Funds’ use and volume of call/put options purchased on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Core Bond Fund	Duration, Hedge, Income	$99,200,000	$—

Core Bond Fund held written call options for 17 days during the period. The average notional amount of call options written during the days held was $24,400,000.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Funds’ Statements of Assets and Liabilities; securities held as collateral are noted on the Funds’ Schedule of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Core Bond Fund	Duration, Hedge	$145,392,088	$—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

74 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Core Bond Fund	Index exposure, Hedge	$3,408,670	$1,892,675

Interest rate swaps involve the exchange by the Funds with another party for their respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Funds’ use and volume of interest rate swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Pay Floating Rate	Receive Floating Rate
Core Bond Fund	Duration, Income	$513,815,667	$—
Municipal Income Fund	Duration	14,000,000	8,938,333

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
Core Bond Fund	Index exposure, Hedge	$—	$22,961,667

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 75

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use and volume of forward foreign currency exchange contracts on a monthly basis:

		Average Value
Fund	Use	Purchased	Sold
High Yield Fund	Hedge	$—	$3,608,430
Core Bond Fund	Hedge	45,881	13,426,264

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2024:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest rate futures contracts	—	Variation margin on futures contracts
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Interest rate swap agreements	Unamortized upfront premiums paid on interest rate swap agreements Variation margin on interest rate swap agreements	Unamortized upfront premiums received on interest rate swap agreements Variation margin on interest rate swap agreements
Credit default swap agreements	Unamortized upfront premiums paid on credit default swap agreements	Unamortized upfront premiums received on credit default swap agreements Variation margin on credit default swap agreements
Interest rate option contracts	Investments in unaffiliated issuers, at value	—

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2024:

Asset Derivative Investments Value
Fund	Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total Value at March 31, 2024
High Yield Fund	$—	$—	$—	$45,928	$—	$45,928
Core Bond Fund	—	8,644,963	2,308	176,596	5,936	8,829,803
Municipal Income Fund	—	1,194,334	—	—	—	1,194,334

Liability Derivative Investments Value
Fund	Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total Value at March 31, 2024
Core Bond Fund	$279,768	$589,601	$702,683	$1,336	$—	$1,573,388
Municipal Income Fund	—	134,109	—	—	—	134,109

76 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

*

Includes cumulative appreciation (depreciation) of OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For centrally-cleared derivatives, variation margin is reported within the Funds’ Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended March 31, 2024:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest rate futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Interest rate option contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written
Credit/Interest rate swap agreements	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Funds’ Statements of Operations categorized by primary risk exposure for the period ended March 31, 2024:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total Value at March 31, 2024
High Yield Fund	$—	$—	$—	$(60,468)	$—	$—	$(60,468)
Core Bond Fund	—	(3,871,258)	(753,912)	(165,383)	(398,717)	(398,842)	(5,588,112)
Municipal Income Fund	—	(232,639)	—	—	—	—	(232,639)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total Value at March 31, 2024
High Yield Fund	$—	$—	$—	$(23,611)	$—	$—	$(23,611)
Core Bond Fund	(279,768)	13,988,097	(359,057)	(75,484)	143,869	318,806	13,736,463
Municipal Income Fund	—	(343,625)	—	—	—	—	(343,625)

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 77

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Funds’ Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Funds’ Statements of Assets and Liabilities.

78 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
High Yield Fund	Forward foreign currency exchange contracts	$45,928	$—	$45,928	$—	$—	$—
Core Bond Fund	Forward foreign currency exchange contracts	176,596	—	176,596	—	—	—
Core Bond Fund	Options purchased	5,936	—	5,936	(1,336)	(710)	3,890

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Core Bond Fund	Forward foreign currency exchange contracts	$1,336	$—	$1,336	$(1,336)	$—	$—

[1]	Exchange traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2024.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Core Bond Fund	BofA Securities, Inc.	Credit default swap agreements	$141,880	$—
	BofA Securities, Inc.	Futures contracts	680,000	—
	BofA Securities, Inc.	Interest rate swap agreements	1,607,627	—
	Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts, Options	—	94,581
			2,429,507	94,581
Municipal Income Fund	BofA Securities, Inc.	Interest rate swap agreements	391,630	—

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 79

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Pricing service providers are used to value a majority of the Funds’ investments. When values are not available from a pricing service provider, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. Certain loans and other securities are valued using a single daily broker quote or a price from a pricing service provider based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees on a monthly basis calculated daily at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
High Yield Fund	0.60%
Core Bond Fund	0.39%
Municipal Income Fund	0.50%

80 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of Class A, Class C and Class P shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s Class A and Class P shares, and 1.00% of the average daily net assets of the Fund’s Class C shares.

The investment advisory contract for the Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
High Yield Fund - Class A	0.94%*	02/21/24	02/01/25
High Yield Fund - Class C	1.69%*	02/21/24	02/01/25
High Yield Fund - Class P	0.94%*	02/21/24	02/01/25
High Yield Fund - Class R6	0.69%*	02/21/24	02/01/25
High Yield Fund - Institutional Class	0.69%*	02/21/24	02/01/25
Core Bond Fund - Class A	0.79%	11/30/12	02/01/25
Core Bond Fund - Class C	1.54%	11/30/12	02/01/25
Core Bond Fund - Class P	0.79%	05/01/15	02/01/25
Core Bond Fund - Institutional Class	0.50%	11/30/12	02/01/25
Municipal Income Fund - Class A	0.80%	11/30/12	02/01/25
Municipal Income Fund - Class C	1.55%	11/30/12	02/01/25
Municipal Income Fund - Class P	0.80%	05/01/15	02/01/25
Municipal Income Fund - Institutional Class	0.55%	11/30/12	02/01/25

*	Prior to February 21, 2024, the limits for High Yield Fund were 1.16%, 1.91%, 1.16%, 0.91% and 0.91% for Class A, Class C, Class P, Institutional Class, and Class R6, respectively.

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2024, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2024	2025	2026	2027	Fund Total
High Yield Fund
Class A	$—	$—	$—	$8,407	$8,407
Class C	—	—	2,408	2,760	5,168
Class P	581	5,764	1,432	1,200	8,977
Institutional Class	—	15,381	11,083	14,020	40,484
Class R6	—	150	143	327	620
Core Bond Fund
Class A	90,393	35,811	66,528	41,148	233,880
Class C	18,667	19,268	7,997	972	46,904
Class P	75,146	114,700	56,610	281	246,737
Institutional Class	1,251,112	1,278,995	773,981	74,911	3,378,999
Municipal Income Fund
Class A	—	204,037	158,775	79,323	442,135
Class C	—	6,809	4,657	3,521	14,987
Class P	917	1,160	1,024	529	3,630
Institutional Class	—	39,988	37,249	27,425	104,662

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 81

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

For the period ended March 31, 2024, GI recouped amounts from the Funds as follows:

High Yield Fund	$54,288
Core Bond Fund	95,680
Municipal Income Fund	—

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing fund level without regard to any expense cap in effect for the investing fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended March 31, 2024, none of the Funds waived fees related to investments in affiliated funds.

For the period ended March 31, 2024, GFD retained sales charges of $77,213 relating to sales of Class A shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the period ended March 31, 2024, the Funds entered into reverse repurchase agreements:

Fund	Number of Days Outstanding	Balance at March 31, 2024		Average Balance Outstanding	Average Interest Rate
High Yield Fund	183	$1,460,329		$1,443,782	3.38%
Core Bond Fund	54	—	*	47,401,102	5.36%
Municipal Income Fund	1	—	*	3,600,000	5.85%

*	As of March 31, 2024, the Core Bond Fund and Municipal Income Fund had no open reverse repurchase agreements.

82 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Funds’ Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
High Yield Fund	Reverse Repurchase Agreements	$1,460,329	$—	$1,460,329	$(1,460,329)	$—	$—

As of March 31, 2024, the High Yield Fund had $1,460,329 in reverse repurchase agreements outstanding with one counterparty. Details of the reverse repurchase agreement by counterparty is as follows:

Fund	Counterparty	Interest Rate	Maturity Date	Face Value
High Yield Fund	Goldman Sachs & Co. LLC	3.25%*	Open Maturity	$1,460,329

*

The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective as of March 31, 2024.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreement outstanding as of period-end, as aggregated by asset class of the related collateral pledged by the Funds:

Fund	Asset Type	Overnight and continuous	Total
High Yield Fund	Corporate Bonds	$1,460,329	$1,460,329
Gross amount of recognized liabilities for reverse repurchase agreements		$1,460,329	$1,460,329

Note 7 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 83

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At March 31, 2024, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
High Yield Fund	$207,943,441	$2,350,497	$(16,909,058)	$(14,558,561)
Core Bond Fund	1,975,288,920	15,756,890	(118,025,511)	(102,268,621)
Municipal Income Fund	26,254,055	1,917,983	(2,959,114)	(1,041,131)

Note 8 – Securities Transactions

For the period ended March 31, 2024, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
High Yield Fund	$31,181,737	$39,086,631
Core Bond Fund	382,172,969	245,935,232
Municipal Income Fund	13,167,811	32,009,084

For the period ended March 31, 2024, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Core Bond Fund	$755,092,566	$607,270,841

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended March 31, 2024, the Funds did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of March 31, 2024. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

Fund	Borrower	Maturity Date	Face Amount	Value
Core Bond Fund	Lightning A	03/01/37	$1,663,778	$—
	Thunderbird A	03/01/37	1,688,667	—
				$—

84 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 10– Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Cost	Value
High Yield Fund
	Mirabela Nickel Ltd.
	due 06/24/19[2]	12/31/13	$252,369	$1,391
	Sabre GLBL, Inc.
	7.38% due 09/01/25	08/20/20	320,846	310,179
	Sabre GLBL, Inc.
	9.25% due 04/15/25	01/05/22	32,312	30,528
			$605,527	$342,098

Core Bond Fund
	Central Storage Safety Project Trust
	4.82% due 02/01/38	03/20/18	$840,674	$710,834
	Copper River CLO Ltd.
	2007-1A INC, due 01/20/21[1]	05/09/14	—	70
			$840,674	$710,904

[1]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[2]	Security is in default of interest and/or principal obligations.

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,150,000,000 line of credit from Citibank, N.A., which was in place through September 29, 2023, at which time a new line of credit was entered into in the amount of $1,165,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Funds’ Statements of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the period ended March 31, 2024.

Note 12 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Funds in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 85

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

86 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at https://www.sec.gov. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on our website at www.guggenheiminvestments.com, and will be made available, upon request and without charge, by calling 800.820.0888.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 87

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Funds’ Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	153

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (consulting firm) (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	152

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

88 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, Lydon Media (2016-present); Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX Group (financial advisor content, research and digital distribution provider) (2022-present). Former: Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-2023); Director, GDX Index Partners, LLC (index provider) (2021-2023).	152

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (2023-present); The 2023 ETF Series II (1) (2023-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel (formerly Partner), Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	153

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); Endeavor Health (2012-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 89

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	152

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

				152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

90 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and/or Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	152

Former: Guggenheim Energy & Income Fund (2018-2023); Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 91

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards and Senior Managing Director, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

92 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 93

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York, 10017, is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

94 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 95

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

96 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

3.31.2024

Guggenheim Funds Semi-Annual Report

Guggenheim Ultra Short Duration Fund

GuggenheimInvestments.com	USD-SEMI-0324x0924

GUGGENHEIM

Fast, Convenient, and Secure

Sign up for eDelivery from Guggenheim

Guggenheim's eDelivery service allows you to waive postal delivery and provides a fast, convenient, and secure way to access your account documents and shareholder communications such as statements, confirmations, prospectuses, and annual and semi-annual reports.

With Guggenheim's eDelivery service, you can:

- Receive important account information faster
- Reduce the chance of mail fraud and identity theft
- Positively impact the environment
- Increase shareholder value by reducing printing and mailing costs

For more information, visit *GuggenheimInvestments.com/eDelivery* or call our Client Services group at 800 820 0888.

It's easy to enroll:

To register your account and begin receiving some or all of your shareholder communications electronically, follow these simple steps:

1. **Go to** *GuggenheimInvestments.com/myaccount*

   If you are a new user, you can also establish your User ID and password here.
2. **Log into your account**
3. **Select "Profile" on the left**
4. **Select "Edit Delivery" at the bottom**
5. **Select the eDelivery radio buttons**
6. **Enter your email address, and check the box that you have read the Terms and Conditions**
7. **Hit "Submit"**

GI-GOGREEN-1023 x1024 #59091

Guggenheim Investments eDelivery Service Notice

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
ULTRA SHORT DURATION FUND	9
NOTES TO FINANCIAL STATEMENTS	32
OTHER INFORMATION	49
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	51
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	59

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2024

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim Ultra Short Duration Fund (the “Fund”) for the semi-annual fiscal period ended March 31, 2024 (the “Reporting Period”).

The Investment Adviser is responsible for the management of the Funds’ portfolio of investments. It is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim Partners, LLC and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

April 30, 2024

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

March 31, 2024

Ultra Short Duration Fund may not be suitable for all investors. An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The Fund’s share price, or the income generated by the Fund’s holdings, could change in response to interest rate changes and market and economic conditions among other factors. Investors in asset- backed securities, including collateralized loan obligations (CLOs) generally receive payments that are part interest and part return of principal. These payments may vary based on the rate loans are repaid. Some asset-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices volatile and they are subject to liquidity and valuation risk. CLOs bear similar risks to investing in loans directly. Investments in loans involve special types of risks, including credit, interest rate, counterparty, prepayment, liquidity, and valuation risks. Loans are often below investment grade, may be unrated, and typically offer a fixed or floating interest rate. High yield and unrated debt securities are at a greater risk of default than investment grade bonds and may be less liquid, which may increase volatility. The use of leverage, through borrowings or instruments such as derivatives, may cause the fund to be more volatile and riskier than if it had not been leveraged. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs, all of which are enhanced when investing in emerging markets. In addition, investments in emerging markets are subject to risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. You may have a gain or loss when you sell your shares. It is important to note that the Fund is not guaranteed by the U.S. government. Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2024

While job growth remains robust, recent labor data brought increased confidence in a labor market in better balance, allowing for inflation to soften further. Labor force growth remains strong, aided by high immigration flows, helping bring labor supply in line with gradually cooling demand. The Small Business Survey indicates that plans to increase compensation have returned to pre-COVID levels. Additionally, Bureau of Labor Statistics data reveal a continued decline in the “quits rate,” reducing the pressure on businesses to raise wages to attract or retain employees. These developments suggest wage pressures may ease further by year end. And despite some speculation against any Federal Reserve (“Fed”) rate cuts materializing in 2024, we continue to anticipate cuts later this year.

Following the stronger-than-expected March Consumer Price Index, we believe that there is a high probability that the easing cycle will start in the second half of the year, since the Fed will likely need more time to gather confirming data. In the latest Summary of Economic Projections, the Federal Open Market Committee (“FOMC”) significantly increased the median forecast for 2024 U.S. gross domestic product, slightly increased it for core personal consumption expenditures year over year, and continues to expect no material increase in the unemployment rate. These adjustments left the median view for three rate cuts for 2024, which suggests the bar is very high for the Fed to keep rates where they are all year, and even higher for more rate hikes to materialize.

Amid this macroeconomic backdrop, in the first quarter of 2024 the two-year Treasury yield increased to 4.59% from 4.23%, and the 10-year Treasury yield increased to 4.20% from 3.88%, keeping the inverted 2s/10s yield curve consistent at 39 basis points as of the end of the Reporting Period, up four basis points since the start of the year. One basis point equals 0.01%. In general, spreads to Treasurys have remained tight across sectors. In investment-grade corporate bonds, BBB-rated bonds continued to remain attractive relative to A and BB-rated bonds, and supply slowed toward the end of the first quarter of 2024, which we believe should support spreads in the near term. High yield bond spreads tightened during the first quarter of 2024 to 301 basis points from 323 basis at the start of the year, while leveraged loans’ discount margins to maturity tightened to 509 basis points from 528 basis points. Structured credit spreads tightened marginally amid strong demand. Investor demand and an improved arbitrage led to robust new collateralized loan obligation issuance, and tightening liabilities led to an increase in refinances/resets.

Looking forward, Fed officials continue to advocate for a patient approach. A conventional easing cycle is therefore far from guaranteed. Market expectations have already adjusted significantly from market-implied expectations of six rate cuts in 2024 just two months ago to only three as of the end of the Reporting Period, aligning more closely with the FOMC’s views. So far, the market has taken this delay in stride, but its patience and assessment of credit risk could be tested.

For the Reporting Period, the S&P 500® Index* returned 23.48%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 17.01%. The return of the MSCI Emerging Markets Index* was 10.56%.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2024

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 5.99% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 8.75%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 2.69% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The 1-3 Month U.S. Treasury Bill Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2023 and ending March 31, 2024.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Class A	0.59%	4.37%	$1,000.00	$1,043.70	$3.01
Institutional Class	0.34%	4.50%	1,000.00	1,045.00	1.74

Table 2. Based on hypothetical 5% return (before expenses)
Class A	0.59%	5.00%	$1,000.00	$1,022.05	$2.98
Institutional Class	0.34%	5.00%	1,000.00	1,023.30	1.72

[1]

This ratio represents annualized net expenses, which may include short interest expense. Excluding these expenses, the operating expense ratios for the Fund would be 0.58% and 0.33% for Class A and Institutional Class, respectively. Excludes expenses of the underlying funds in which the Fund invests.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2023 to March 31, 2024.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

ULTRA SHORT DURATION FUND

OBJECTIVE: Seeks a high level of income consistent with the preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Class A	November 30, 2018
Institutional Class	March 11, 2014

Ten Largest Holdings	% of Total Net Assets
Athene Global Funding, 5.88%	2.2%
Lake Shore MM CLO III LLC, 7.06%	2.1%
BX Commercial Mortgage Trust, 7.09%	2.0%
F&G Global Funding, 0.90%	1.9%
NYMT Loan Trust, 1.67%	1.3%
BRAVO Residential Funding Trust, 1.62%	1.3%
Golub Capital Partners CLO 49M Ltd., 7.11%	1.3%
OSAT Trust, 2.12%	1.2%
Oak Street Investment Grade Net Lease Fund Series, 1.85%	1.2%
Warnermedia Holdings, Inc., 3.64%	1.1%
Top Ten Total	15.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2024

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	24.2%
AA	10.5%
A	13.6%
BBB	13.7%
BB	1.3%
B	0.0%*
NR2	10.6%
Other Instruments	26.1%
Total Investments	100.0%

*	Less than 0.10% of Total Investments
[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Average Annual Returns*

Periods Ended March 31, 2024

	6 Month†	1 Year	5 Year	10 Year
Institutional Class Shares	4.50%	7.72%	2.54%	1.99%
Bloomberg 1-3 Month U.S. Treasury Bill Index	2.72%	5.38%	2.02%	1.36%

	6 Month†	1 Year	5 Year	Since Inception (11/30/18)
Class A Class Shares	4.37%	7.45%	2.28%	2.26%
Bloomberg 1-3 Month U.S. Treasury Bill Index	2.72%	5.38%	2.02%	2.04%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg 1-3 Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. Prior to November 30, 2018, performance for Institutional Class shares reflects the performance of the Guggenheim Strategy Fund I, which did not charge a management fee and was not publicly offered as a separate investment product.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2024
ULTRA SHORT DURATION FUND

	Shares	Value
MONEY MARKET FUNDS† - 26.3%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.19%[1]	121,541,407	$121,541,407
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 5.20%[1]	8,798,484	8,798,484
Total Money Market Funds
(Cost $130,339,891)		130,339,891

	Face Amount
ASSET-BACKED SECURITIES†† - 32.0%
Collateralized Loan Obligations - 26.4%
Lake Shore MM CLO III LLC
2021-2A A1R, 7.06% (3 Month Term SOFR + 1.74%, Rate Floor: 1.48%) due 10/17/31◊,2	$10,347,945	10,263,853
HERA Commercial Mortgage Ltd.
2021-FL1 AS, 6.73% (1 Month Term SOFR + 1.41%, Rate Floor: 1.30%) due 02/18/38◊,2	5,000,000	4,834,270
2021-FL1 A, 6.48% (1 Month Term SOFR + 1.16%, Rate Floor: 1.05%) due 02/18/38◊,2	3,154,392	3,062,419

BXMT Ltd.
2020-FL2 A, 6.34% (1 Month Term SOFR + 1.01%, Rate Floor: 1.01%) due 02/15/38◊,2	2,533,300	2,431,968
2020-FL2 AS, 6.59% (1 Month Term SOFR + 1.26%, Rate Floor: 1.26%) due 02/15/38◊,2	2,550,000	2,404,205
2020-FL3 AS, 7.19% (1 Month Term SOFR + 1.86%, Rate Floor: 1.86%) due 11/15/37◊,2	2,500,000	2,357,370
Palmer Square Loan Funding Ltd.
2021-2A B, 6.98% (3 Month Term SOFR + 1.66%, Rate Floor: 1.66%) due 05/20/29◊,2	4,500,000	4,499,916
2021-1A A1, 6.48% (3 Month Term SOFR + 1.16%, Rate Floor: 1.16%) due 04/20/29◊,2	1,159,975	1,158,136
2022-1A A2, 6.92% (3 Month Term SOFR + 1.60%, Rate Floor: 1.60%) due 04/15/30◊,2	1,000,000	998,898
Golub Capital Partners CLO 49M Ltd.
2021-49A AR, 7.11% (3 Month Term SOFR + 1.79%, Rate Floor: 1.79%) due 08/26/33◊,2	6,250,000	6,269,631

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
ULTRA SHORT DURATION FUND

	Face Amount	Value
FS Rialto
2021-FL3 B, 7.24% (1 Month Term SOFR + 1.91%, Rate Floor: 1.91%) due 11/16/36◊,2	$5,500,000	$5,427,976
ABPCI Direct Lending Fund IX LLC
2021-9A A1R, 6.98% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 11/18/31◊,2	5,369,051	5,366,057
Cerberus Loan Funding XXXV, LP
2021-5A A, 7.08% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 09/22/33◊,2	5,000,000	5,013,260
LCCM Trust
2021-FL3 A, 6.89% (1 Month Term SOFR + 1.56%, Rate Floor: 1.56%) due 11/15/38◊,2	4,055,461	3,998,575
2021-FL2 B, 7.34% (1 Month Term SOFR + 2.01%, Rate Floor: 2.01%) due 12/13/38◊,2	1,000,000	955,286
Golub Capital Partners CLO 54M LP
2021-54A A, 7.06% (3 Month Term SOFR + 1.79%, Rate Floor: 1.53%) due 08/05/33◊,2	4,750,000	4,758,861
Owl Rock CLO IV Ltd.
2021-4A A1R, 7.18% (3 Month Term SOFR + 1.86%, Rate Floor: 1.60%) due 08/20/33◊,2	4,500,000	4,498,589
Golub Capital Partners CLO 16 Ltd.
2021-16A A1R2, 7.20% (3 Month Term SOFR + 1.87%, Rate Floor: 1.61%) due 07/25/33◊,2	4,250,000	4,272,434
BRSP Ltd.
2021-FL1 B, 7.34% (1 Month Term SOFR + 2.01%, Rate Floor: 1.90%) due 08/19/38◊,2	4,250,000	4,073,392
Madison Park Funding XLVIII Ltd.
2021-48A B, 7.02% (3 Month Term SOFR + 1.71%, Rate Floor: 1.71%) due 04/19/33◊,2	4,000,000	3,993,688
Carlyle Global Market Strategies CLO Ltd.
2018-4A A1RR, 6.58% (3 Month Term SOFR + 1.26%, Rate Floor: 1.00%) due 01/15/31◊,2	3,888,960	3,872,395
CIFC Funding Ltd.
2018-3A AR, 6.44% (3 Month Term SOFR + 1.13%, Rate Floor: 0.00%) due 04/19/29◊,2	3,793,941	3,795,453
Parliament CLO II Ltd.
2021-2A A, 6.93% (3 Month Term SOFR + 1.61%, Rate Floor: 1.35%) due 08/20/32◊,2	3,776,711	3,777,662

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
ULTRA SHORT DURATION FUND

	Face Amount	Value
Golub Capital Partners CLO 33M Ltd.
2021-33A AR2, 7.45% (3 Month Term SOFR + 2.12%, Rate Floor: 1.86%) due 08/25/33◊,2	$3,750,000	$3,727,716
LCM XXIV Ltd.
2021-24A AR, 6.56% (3 Month Term SOFR + 1.24%, Rate Floor: 0.98%) due 03/20/30◊,2	3,334,378	3,334,378
ABPCI Direct Lending Fund CLO II LLC
2021-1A A1R, 7.18% (3 Month Term SOFR + 1.86%, Rate Floor: 1.60%) due 04/20/32◊,2	3,000,000	3,003,481
BDS Ltd.
2021-FL8 C, 6.99% (1 Month Term SOFR + 1.66%, Rate Floor: 1.55%) due 01/18/36◊,2	2,000,000	1,942,706
2021-FL8 D, 7.34% (1 Month Term SOFR + 2.01%, Rate Floor: 1.90%) due 01/18/36◊,2	1,000,000	969,593
Woodmont Trust
2020-7A A1A, 7.48% (3 Month Term SOFR + 2.16%, Rate Floor: 1.90%) due 01/15/32◊,2	2,750,000	2,759,865
Cerberus Loan Funding XXXII, LP
2021-2A A, 7.20% (3 Month Term SOFR + 1.88%, Rate Floor: 1.88%) due 04/22/33◊,2	2,500,000	2,491,255
Cerberus Loan Funding XXXIII, LP
2021-3A A, 7.14% (3 Month Term SOFR + 1.82%, Rate Floor: 1.56%) due 07/23/33◊,2	2,250,000	2,254,857
ABPCI Direct Lending Fund CLO I LLC
2021-1A A1A2, 7.28% (3 Month Term SOFR + 1.96%, Rate Floor: 1.96%) due 07/20/33◊,2	2,250,000	2,250,243
THL Credit Lake Shore MM CLO I Ltd.
2021-1A A1R, 7.28% (3 Month Term SOFR + 1.96%, Rate Floor: 1.70%) due 04/15/33◊,2	2,250,000	2,249,399
Madison Park Funding LIII Ltd.
2022-53A B, 7.07% (3 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 04/21/35◊,2	1,750,000	1,742,622
Allegro CLO IX Ltd.
2018-3A A, 6.74% (3 Month Term SOFR + 1.43%, Rate Floor: 1.17%) due 10/16/31◊,2	1,456,064	1,456,598

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
ULTRA SHORT DURATION FUND

	Face Amount	Value
MidOcean Credit CLO VII
2020-7A A1R, 6.62% (3 Month Term SOFR + 1.30%, Rate Floor: 0.00%) due 07/15/29◊,2	$1,314,433	$1,315,105
Fortress Credit Opportunities XI CLO Ltd.
2018-11A A1T, 6.88% (3 Month Term SOFR + 1.56%, Rate Floor: 0.00%) due 04/15/31◊,2	1,282,032	1,278,459
Cerberus Loan Funding XXXI, LP
2021-1A A, 7.08% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 04/15/32◊,2	1,262,024	1,263,363
BCC Middle Market CLO LLC
2021-1A A1R, 7.08% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 10/15/33◊,2	1,250,000	1,250,154
CHCP Ltd.
2021-FL1 A, 6.49% (1 Month Term SOFR + 1.16%, Rate Floor: 1.05%) due 02/15/38◊,2	1,120,281	1,117,157
Greystone Commercial Real Estate Notes
2021-FL3 B, 7.09% (1 Month Term SOFR + 1.76%, Rate Floor: 1.65%) due 07/15/39◊,2	1,000,000	961,315
STWD Ltd.
2021-FL2 B, 7.24% (1 Month Term SOFR + 1.91%, Rate Floor: 1.80%) due 04/18/38◊,2	1,000,000	923,958
ACRE Commercial Mortgage Ltd.
2021-FL4 AS, 6.54% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 12/18/37◊,2	850,000	846,232
Wellfleet CLO Ltd.
2020-2A A1R, 6.64% (3 Month Term SOFR + 1.32%, Rate Floor: 0.00%) due 10/20/29◊,2	446,591	446,612
Fortress Credit Opportunities VI CLO Ltd.
2018-6A A2R, 7.19% (3 Month Term SOFR + 1.86%, Rate Floor: 0.00%) due 07/10/30◊,2	250,000	249,843
2018-6A A1TR, 6.95% (3 Month Term SOFR + 1.62%, Rate Floor: 0.00%) due 07/10/30◊,2	119,416	119,124
Cerberus Loan Funding XXXVI, LP
2021-6A A, 6.98% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 11/22/33◊,2	257,875	258,161
Golub Capital Partners CLO 17 Ltd.
2017-17A A1R, 7.24% (3 Month Term SOFR + 1.91%, Rate Floor: 0.00%) due 10/25/30◊,2	224,950	227,008

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
ULTRA SHORT DURATION FUND

	Face Amount	Value
Venture XIV CLO Ltd.
2020-14A ARR, 6.63% (3 Month Term SOFR + 1.29%, Rate Floor: 1.03%) due 08/28/29◊,2	$72,453	$72,371
Total Collateralized Loan Obligations		130,595,869

Whole Business - 1.8%
Domino’s Pizza Master Issuer LLC
2018-1A, 4.33% due 07/25/48[2]	4,254,275	4,100,836
Taco Bell Funding LLC
2021-1A, 1.95% due 08/25/51[2]	3,193,125	2,888,282
Wingstop Funding LLC
2020-1A, 2.84% due 12/05/50[2]	1,329,750	1,206,799
SERVPRO Master Issuer LLC
2019-1A, 3.88% due 10/25/49[2]	957,500	908,116
Total Whole Business		9,104,033

Transport-Container - 1.7%
Triton Container Finance VIII LLC
2021-1A, 1.86% due 03/20/46[2]	5,401,250	4,739,249
CLI Funding VIII LLC
2021-1A, 1.64% due 02/18/46[2]	2,207,756	1,958,348
Textainer Marine Containers VII Ltd.
2021-1A, 1.68% due 02/20/46[2]	1,582,000	1,395,910
2020-1A, 2.73% due 08/21/45[2]	541,286	506,003
Total Transport-Container		8,599,510

Net Lease - 1.6%
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 1.85% due 11/20/50[2]	6,385,610	5,922,561
CF Hippolyta Issuer LLC
2021-1A, 1.98% due 03/15/61[2]	2,120,507	1,865,843
Total Net Lease		7,788,404

Financial - 0.5%
Madison Avenue Secured Funding Trust
2023-2, 7.17% (1 Month Term SOFR + 1.85%, Rate Floor: 1.85%) due 10/15/24◊,†††,2	1,800,000	1,800,000
Station Place Securitization Trust
2023-SP1, 7.17% (1 Month Term SOFR + 1.85%, Rate Floor: 1.85%) due 10/15/24◊,†††,2	900,000	900,000
Total Financial		2,700,000

Total Asset-Backed Securities
(Cost $162,709,308)		158,787,816

CORPORATE BONDS†† - 21.2%
Financial -9.9%
Athene Global Funding
5.88% (SOFR Compounded Index + 0.56%) due 08/19/24◊,2	11,000,000	11,006,715
F&G Global Funding
0.90% due 09/20/24[2]	9,700,000	9,464,938
Macquarie Group Ltd.
1.20% due 10/14/25[2,3]	5,250,000	5,118,981

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
ULTRA SHORT DURATION FUND

	Face Amount	Value
Citigroup, Inc.
6.03% (SOFR + 0.69%) due 01/25/26◊	$2,550,000	$2,552,768
Jackson National Life Global Funding
1.75% due 01/12/25[2]	2,600,000	2,521,713
Starwood Property Trust, Inc.
3.75% due 12/31/24[2]	2,550,000	2,500,527
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
2.88% due 10/15/26[2]	2,650,000	2,448,396
Morgan Stanley Bank North America
5.88% due 10/30/26	2,400,000	2,446,268
FS KKR Capital Corp.
4.25% due 02/14/25[2]	2,450,000	2,409,775
American Equity Investment Life Holding Co.
5.00% due 06/15/27	2,150,000	2,092,389
Societe Generale S.A.
5.52% due 01/19/28[2,3]	1,300,000	1,291,058
GA Global Funding Trust
1.63% due 01/15/26[2]	1,300,000	1,205,227
OneMain Finance Corp.
3.50% due 01/15/27	1,150,000	1,067,545
Brighthouse Financial Global Funding
6.11% (SOFR + 0.76%) due 04/12/24◊,2	900,000	900,082
Peachtree Corners Funding Trust
3.98% due 02/15/25[2]	650,000	637,663
First American Financial Corp.
4.60% due 11/15/24	500,000	495,376
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[2]	400,000	396,627
Apollo Management Holdings, LP
4.00% due 05/30/24[2]	350,000	348,964
Total Financial		48,905,012

Industrial - 3.9%
Ryder System, Inc.
3.35% due 09/01/25	4,820,000	4,681,832
IP Lending V Ltd.
5.13% due 04/02/26†††,2	4,700,000	4,543,960
TD SYNNEX Corp.
1.25% due 08/09/24	2,400,000	2,361,079
Silgan Holdings, Inc.
1.40% due 04/01/26[2]	2,350,000	2,152,500
Vontier Corp.
1.80% due 04/01/26	2,150,000	1,995,247
Jabil, Inc.
1.70% due 04/15/26	650,000	603,358
4.25% due 05/15/27	600,000	581,464
Berry Global, Inc.
1.65% due 01/15/27	1,100,000	998,581
Penske Truck Leasing Company LP / PTL Finance Corp.
2.70% due 11/01/24[2]	900,000	884,054
Weir Group plc
2.20% due 05/13/26[2]	440,000	408,425
Total Industrial		19,210,500

Consumer, Non-cyclical - 3.1%
Element Fleet Management Corp.
1.60% due 04/06/24[2]	4,900,000	4,897,438
6.27% due 06/26/26[2]	1,200,000	1,214,004
Global Payments, Inc.
1.50% due 11/15/24	5,700,000	5,554,981
Triton Container International Ltd.
2.05% due 04/15/26[2]	2,200,000	2,027,227
1.15% due 06/07/24[2]	1,700,000	1,684,766
Total Consumer, Non-cyclical		15,378,416

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
ULTRA SHORT DURATION FUND

	Face Amount	Value
Consumer, Cyclical - 1.8%
Warnermedia Holdings, Inc.
3.64% due 03/15/25	$5,700,000	$5,586,749
Hyatt Hotels Corp.
1.80% due 10/01/24	3,500,000	3,426,348
Total Consumer, Cyclical		9,013,097

Technology - 1.2%
CDW LLC / CDW Finance Corp.
2.67% due 12/01/26	4,300,000	3,992,883
Qorvo, Inc.
1.75% due 12/15/24	2,050,000	1,989,375
Total Technology		5,982,258

Communications - 1.0%
Rogers Communications, Inc.
2.95% due 03/15/25	2,400,000	2,339,565
T-Mobile USA, Inc.
2.63% due 04/15/26	1,600,000	1,519,837
2.25% due 02/15/26	600,000	567,755
Cogent Communications Group, Inc.
3.50% due 05/01/26[2]	434,000	413,112
Sprint Spectrum Company LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC
4.74% due 03/20/25[2]	225,000	223,760
Total Communications		5,064,029

Basic Materials - 0.2%
International Flavors & Fragrances, Inc.
1.23% due 10/01/25[2]	540,000	505,440
Anglo American Capital plc
5.38% due 04/01/25[2]	450,000	446,811
Total Basic Materials		952,251

Utilities - 0.1%
AES Corp.
3.30% due 07/15/25[2]	300,000	290,620
NRG Energy, Inc.
3.75% due 06/15/24[2]	275,000	273,540
Total Utilities		564,160

Total Corporate Bonds
(Cost $108,351,677)		105,069,723

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 20.8%
Residential Mortgage-Backed Securities - 15.7%
CSMC Trust
2021-RPL1, 4.04% (WAC) due 09/27/60◊,2	4,743,782	4,580,944
2021-RPL7, 1.93% (WAC) due 07/27/61◊,2	2,071,435	1,982,332
2020-RPL5, 4.68% (WAC) due 08/25/60◊,2	1,756,677	1,740,024
2021-RPL4, 1.80% (WAC) due 12/27/60◊,2	1,222,623	1,185,425
2020-NQM1, 1.21% due 05/25/65[2,4]	972,386	881,474
BRAVO Residential Funding Trust
2021-C, 1.62% due 03/01/61[2,4]	7,036,927	6,653,065
2022-R1, 3.13% due 01/29/70[2,4]	2,825,516	2,645,644
2021-HE1, 6.17% (30 Day Average SOFR + 0.85%, Rate Floor: 0.00%) due 01/25/70◊,2	638,619	637,130
2021-HE2, 6.17% (30 Day Average SOFR + 0.85%, Rate Floor: 0.00%) due 11/25/69◊,2	289,651	287,201
PRPM LLC
2021-5, 1.79% due 06/25/26[2,4]	3,106,877	3,037,903

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
ULTRA SHORT DURATION FUND

	Face Amount	Value
2022-1, 3.72% due 02/25/27[2,4]	$2,981,395	$2,895,779
2021-RPL2, 2.24% (WAC) due 10/25/51◊,2	2,000,000	1,660,944
2021-8, 1.74% (WAC) due 09/25/26◊,2	1,549,692	1,488,047
NYMT Loan Trust
2021-SP1, 1.67% due 08/25/61[2,4]	6,969,910	6,653,569
2022-SP1, 5.25% due 07/25/62[2,4]	1,728,736	1,686,881
Legacy Mortgage Asset Trust
2021-GS4, 1.65% due 11/25/60[2,4]	2,983,104	2,885,207
2021-GS3, 1.75% due 07/25/61[2,4]	2,905,347	2,809,232
2021-GS2, 1.75% due 04/25/61[2,4]	1,335,599	1,294,320
2021-GS5, 2.25% due 07/25/67[2,4]	900,511	868,865
Verus Securitization Trust
2021-5, 1.37% (WAC) due 09/25/66◊,2	1,939,411	1,606,823
2021-6, 1.89% (WAC) due 10/25/66◊,2	1,722,667	1,438,680
2020-5, 1.22% due 05/25/65[2,4]	1,335,728	1,250,914
2021-4, 1.35% (WAC) due 07/25/66◊,2	942,390	745,500
2021-3, 1.44% (WAC) due 06/25/66◊,2	557,784	458,044
2019-4, 3.85% due 11/25/59[2]	343,678	332,773
2020-1, 3.42% due 01/25/60[2]	260,743	248,527
2019-4, 3.64% due 11/25/59[2]	170,328	164,804
OSAT Trust
2021-RPL1, 2.12% due 05/25/65[2,4]	6,214,776	6,050,875
Imperial Fund Mortgage Trust
2022-NQM2, 4.02% (WAC) due 03/25/67◊,2	4,046,840	3,710,028
Towd Point Revolving Trust
4.83% due 09/25/64[5]	3,250,000	3,232,125
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊	2,186,955	2,091,833
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 6.07% (1 Month Term SOFR + 0.74%, Rate Floor: 0.63%) due 11/25/37◊	1,732,198	1,641,772
New Residential Mortgage Loan Trust
2019-1A, 3.50% (WAC) due 10/25/59◊,2	998,568	920,489
2018-2A, 3.50% (WAC) due 02/25/58◊,2	576,502	535,534
CSMC
2021-NQM8, 2.41% (WAC) due 10/25/66◊,2	1,514,750	1,279,957
Angel Oak Mortgage Trust
2022-1, 3.29% (WAC) due 12/25/66◊,2	1,395,071	1,209,415
Soundview Home Loan Trust
2006-OPT5, 5.72% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 07/25/36◊	1,045,914	989,008

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
ULTRA SHORT DURATION FUND

	Face Amount	Value
Credit Suisse Mortgage Capital Certificates
2021-RPL9, 2.44% (WAC) due 02/25/61◊,2	$781,546	$754,867
Towd Point Mortgage Trust
2018-2, 3.25% (WAC) due 03/25/58◊,2	339,316	328,218
2017-6, 2.75% (WAC) due 10/25/57◊,2	293,616	282,925
2017-5, 6.04% (1 Month Term SOFR + 0.71%, Rate Floor: 0.00%) due 02/25/57◊,2	77,510	78,760
Ellington Financial Mortgage Trust
2020-2, 1.49% (WAC) due 10/25/65◊,2	337,684	301,245
2020-2, 1.64% (WAC) due 10/25/65◊,2	196,987	178,229
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 6.18% (1 Month Term SOFR + 0.85%, Rate Floor: 0.74%) due 10/25/35◊	413,321	402,668
SG Residential Mortgage Trust
2022-1, 3.68% (WAC) due 03/27/62◊,2	434,909	389,704
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 6.01% (1 Month Term SOFR + 0.68%, Rate Floor: 0.57%) due 12/25/35◊	332,352	327,988
Banc of America Funding Trust
2015-R2, 5.70% (1 Month Term SOFR + 0.37%, Rate Floor: 0.26%) due 04/29/37◊,2	318,702	314,009
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 01/26/60◊,2	307,929	293,424
GS Mortgage-Backed Securities Trust
2020-NQM1, 1.38% (WAC) due 09/27/60◊,2	285,732	261,460
Cascade Funding Mortgage Trust
2019-RM3, 2.80% (WAC) due 06/25/69◊,5	56,057	54,802
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50◊,2	46,816	43,167
Total Residential Mortgage-Backed Securities		77,792,553

Commercial Mortgage-Backed Securities - 5.1%
BX Commercial Mortgage Trust
2021-VOLT, 7.09% (1 Month Term SOFR + 1.76%, Rate Floor: 1.65%) due 09/15/36◊,2	10,250,000	10,099,913
2022-LP2, 6.89% (1 Month Term SOFR + 1.56%, Rate Floor: 1.56%) due 02/15/39◊,2	2,133,468	2,112,273

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
ULTRA SHORT DURATION FUND

	Face Amount	Value
JP Morgan Chase Commercial Mortgage Securities Trust
2021-NYAH, 6.97% (1 Month Term SOFR + 1.65%, Rate Floor: 1.54%) due 06/15/38◊,2	$2,700,000	$2,496,324
Life Mortgage Trust
2021-BMR, 6.54% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 03/15/38◊,2	2,408,277	2,375,916
WMRK Commercial Mortgage Trust
2022-WMRK, 8.76% (1 Month Term SOFR + 3.44%, Rate Floor: 3.44%) due 11/15/27◊,2	2,100,000	2,107,223
BXHPP Trust
2021-FILM, 6.54% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 08/15/36◊,2	1,500,000	1,402,341
MHP
2022-MHIL, 6.59% (1 Month Term SOFR + 1.26%, Rate Floor: 1.26%) due 01/15/27◊,2	1,367,421	1,351,183
Morgan Stanley Capital I Trust
2018-H3, 0.80% (WAC) due 07/15/51◊,6	38,567,485	1,022,656
Citigroup Commercial Mortgage Trust
2019-GC41, 1.04% (WAC) due 08/10/56◊,6	24,507,419	895,550
BENCHMARK Mortgage Trust
2019-B14, 0.77% (WAC) due 12/15/62◊,6	34,310,041	859,837
JPMDB Commercial Mortgage Securities Trust
2018-C8, 0.61% (WAC) due 06/15/51◊,6	21,007,457	370,998
Total Commercial Mortgage-Backed Securities		25,094,214

Total Collateralized Mortgage Obligations
(Cost $108,452,711)		102,886,767

SENIOR FLOATING RATE INTERESTS††,◊ - 0.4%
Industrial - 0.3%
Mileage Plus Holdings LLC
10.73% (3 Month Term SOFR + 5.25%, Rate Floor: 6.25%) due 06/21/27	1,430,000	1,470,783

Consumer, Non-cyclical - 0.1%
Outcomes Group Holdings, Inc.
8.69% (1 Month Term SOFR + 3.25%, Rate Floor: 4.25%) due 10/24/25	292,038	291,542
Total Senior Floating Rate Interests
(Cost $1,769,540)		1,762,325

Total Investments - 100.7%
(Cost $511,623,127)		$498,846,522
Other Assets & Liabilities, net - (0.7)%		(3,271,039)
Total Net Assets - 100.0%		$495,575,483

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
ULTRA SHORT DURATION FUND

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	1.10%	Annually

Counterparty	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation**
BofA Securities, Inc.	01/10/25	$61,000,000	$1,895,532	$74	$1,895,458

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2024. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Rate indicated is the 7-day yield as of March 31, 2024.
[2]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $310,001,669 (cost $320,320,214), or 62.6% of total net assets.

[3]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[4]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2024. See table below for additional step information for each security.

[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $3,286,927 (cost $3,306,054), or 0.7% of total net assets — See Note 8.

[6]	Security is an interest-only strip.
BofA — Bank of America
CME — Chicago Mercantile Exchange
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
ULTRA SHORT DURATION FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market Funds	$130,339,891	$—	$—	$130,339,891
Asset-Backed Securities	—	156,087,816	2,700,000	158,787,816
Corporate Bonds	—	100,525,763	4,543,960	105,069,723
Collateralized Mortgage Obligations	—	102,886,767	—	102,886,767
Senior Floating Rate Interests	—	1,762,325	—	1,762,325
Interest Rate Swap Agreements**	—	1,895,458	—	1,895,458
Total Assets	$130,339,891	$363,158,129	$7,243,960	$500,741,980

**	This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at March 31, 2024	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$2,700,000	Third Party Pricing	Broker Quote	—	—
Corporate Bonds	4,543,960	Third Party Pricing	Broker Quote	—	—
Total Assets	$7,243,960

Significant changes in a quote would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended March 31, 2024, the Fund had no securities transfer between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2024
ULTRA SHORT DURATION FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2024:

	Assets
	Asset-Backed Securities	Corporate Bonds	Total Assets
Beginning Balance	$10,600,000	$4,371,000	$14,971,000
Purchases/(Receipts)	2,700,000	—	2,700,000
(Sales, maturities and paydowns)/Fundings	(10,600,000)	—	(10,600,000)
Total change in unrealized appreciation (depreciation) included in earnings	—	172,960	172,960
Ending Balance	$2,700,000	$4,543,960	$7,243,960
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2024	$—	$172,960	$172,960

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2024
ULTRA SHORT DURATION FUND

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
BRAVO Residential Funding Trust 2022-R1, 3.13% due 01/29/70	6.13%	01/30/25	—	—
BRAVO Residential Funding Trust 2021-C, 1.62% due 03/01/61	4.62%	09/25/24	5.62%	09/25/25
CSMC Trust 2020-NQM1, 1.21% due 05/25/65	2.21%	09/26/24	—	—
Legacy Mortgage Asset Trust 2021-GS3, 1.75% due 07/25/61	4.75%	05/25/24	5.75%	05/25/25
Legacy Mortgage Asset Trust 2021-GS4, 1.65% due 11/25/60	4.65%	08/25/24	5.65%	08/25/25
Legacy Mortgage Asset Trust 2021-GS5, 2.25% due 07/25/67	5.25%	11/25/24	6.25%	11/25/25
Legacy Mortgage Asset Trust 2021-GS2, 1.75% due 04/25/61	4.75%	04/25/24	5.75%	04/25/25
NYMT Loan Trust 2021-SP1, 1.67% due 08/25/61	4.67%	08/01/24	5.67%	08/01/25
NYMT Loan Trust 2022-SP1, 5.25% due 07/25/62	8.25%	07/01/25	9.25%	07/01/26
OSAT Trust 2021-RPL1, 2.12% due 05/25/65	5.12%	06/25/24	6.12%	06/25/25
PRPM LLC 2022-1, 3.72% due 02/25/27	6.72%	02/25/25	7.72%	02/25/26
PRPM LLC 2021-5, 1.79% due 06/25/26	4.79%	06/25/24	5.79%	06/25/25
Verus Securitization Trust 2020-5, 1.22% due 05/25/65	2.22%	10/26/24	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
ULTRA SHORT DURATION FUND

March 31, 2024

Assets:
Investments, at value (cost $511,623,127)	$498,846,522
Unamortized upfront premiums paid on interest rate swap agreements	74
Prepaid expenses	42,183
Receivables:
Interest	2,446,652
Variation margin on interest rate swap agreements	594,065
Fund shares sold	437,015
Total assets	502,366,511

Liabilities:
Due to custodian bank	4,719,481
Segregated cash due to broker	156,361
Payable for:
Fund shares redeemed	1,306,881
Distributions to shareholders	350,212
Management fees	99,451
Transfer agent fees	44,712
Distribution and service fees	16,748
Fund accounting and administration fees	16,582
Trustees’ fees*	2,138
Due to Investment Adviser	151
Miscellaneous	78,311
Total liabilities	6,791,028
Net assets	$495,575,483

Net assets consist of:
Paid in capital	$512,100,027
Total distributable earnings (loss)	(16,524,544)
Net assets	$495,575,483

Class A:
Net assets	$78,963,624
Capital shares outstanding	7,967,340
Net asset value per share	$9.91

Institutional Class:
Net assets	$416,611,859
Capital shares outstanding	42,041,672
Net asset value per share	$9.91

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (Unaudited)
ULTRA SHORT DURATION FUND

Six Months Ended March 31, 2024

Investment Income:
Interest	$12,702,909
Total investment income	12,702,909

Expenses:
Management fees	631,306
Distribution and service fees:
Class A	107,784
Transfer agent fees	6,001
Transfer agent/maintenance fees:
Class A	21,097
Institutional Class	47,920
Fund accounting/administration fees	80,251
Professional fees	48,567
Custodian fees	17,792
Line of credit fees	11,377
Trustees’ fees*	10,522
Miscellaneous	29,855
Recoupment of previously waived fees:
Class A	155
Institutional Class	278
Total expenses	1,012,905
Less:
Class A	(17,438)
Institutional Class	(31,273)
Expenses waived by Adviser	(8,286)
Earnings credits applied	(1,126)
Total waived/reimbursed expenses	(58,123)
Net expenses	954,782
Net investment income	11,748,127

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(64,552)
Swap agreements	1,384,934
Net realized gain	1,320,382
Net change in unrealized appreciation (depreciation) on:
Investments	10,376,449
Swap agreements	(1,272,547)
Net change in unrealized appreciation (depreciation)	9,103,902
Net realized and unrealized gain	10,424,384
Net increase in net assets resulting from operations	$22,172,411

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

STATEMENTS OF CHANGES IN NET ASSETS
ULTRA SHORT DURATION FUND

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$11,748,127	$22,666,036
Net realized gain on investments	1,320,382	1,202,006
Net change in unrealized appreciation (depreciation) on investments	9,103,902	12,420,237
Net increase in net assets resulting from operations	22,172,411	36,288,279

Distributions to shareholders:
Class A	(2,320,235)	(4,918,176)
Institutional Class	(11,754,495)	(21,914,210)
Total distributions to shareholders	(14,074,730)	(26,832,386)

Capital share transactions:
Proceeds from sale of shares
Class A	2,177,320	10,686,656
Institutional Class	51,458,918	119,682,982
Distributions reinvested
Class A	2,281,462	4,830,340
Institutional Class	9,357,331	17,231,019
Cost of shares redeemed
Class A	(23,215,100)	(53,521,575)
Institutional Class	(70,163,103)	(342,903,679)
Net decrease from capital share transactions	(28,103,172)	(243,994,257)
Net decrease in net assets	(20,005,491)	(234,538,364)

Net assets:
Beginning of period	515,580,974	750,119,338
End of period	$495,575,483	$515,580,974

Capital share activity:
Shares sold
Class A	221,122	1,102,052
Institutional Class	5,237,806	12,352,609
Shares issued from reinvestment of distributions
Class A	231,915	497,546
Institutional Class	950,979	1,775,408
Shares redeemed
Class A	(2,363,296)	(5,533,062)
Institutional Class	(7,134,567)	(35,519,480)
Net decrease in shares	(2,856,041)	(25,324,927)

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
ULTRA SHORT DURATION FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Six Months Ended March 31, 2024[a]	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Period Ended Sept. 30, 2019[b]
Per Share Data
Net asset value, beginning of period	$9.75	$9.60	$9.97	$9.98	$9.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.22	.37	.12	.06	.12	.17
Net gain (loss) on investments (realized and unrealized)	.20	.23	(.37)	—	.03	.02 [i]
Total from investment operations	.42	.60	(.25)	.06	.15	.19
Less distributions from:
Net investment income	(.26)	(.45)	(.12)	(.07)	(.14)	(.21)
Net realized gains	—	—	—	—	—	(.01)
Total distributions	(.26)	(.45)	(.12)	(.07)	(.14)	(.22)
Net asset value, end of period	$9.91	$9.75	$9.60	$9.97	$9.98	$9.97

Total Return[d]	4.37%	6.32%	(2.49%)	0.62%	1.52%	1.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$78,964	$96,348	$132,518	$188,416	$62,956	$31,154
Ratios to average net assets:
Net investment income (loss)	4.45%	3.80%	1.18%	0.63%	1.20%	2.05%
Total expenses[e]	0.63%	0.68%	0.65%	0.63%	0.65%	0.61%
Net expenses[f,g,h]	0.59%	0.59%	0.59%	0.59%	0.61%	0.58%
Portfolio turnover rate	1%	2%	24%	122%	129%	55%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

FINANCIAL HIGHLIGHTS (continued)
ULTRA SHORT DURATION FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2024[a]	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019[d]
Per Share Data
Net asset value, beginning of period	$9.75	$9.59	$9.97	$9.98	$9.96	$10.01
Income (loss) from investment operations:
Net investment income (loss)[c]	.23	.39	.14	.09	.15	.28
Net gain (loss) on investments (realized and unrealized)	.21	.24	(.37)	—	.04	(.04)
Total from investment operations	.44	.63	(.23)	.09	.19	.24
Less distributions from:
Net investment income	(.28)	(.47)	(.15)	(.10)	(.17)	(.28)
Net realized gains	—	—	—	—	—	(.01)
Total distributions	(.28)	(.47)	(.15)	(.10)	(.17)	(.29)
Net asset value, end of period	$9.91	$9.75	$9.59	$9.97	$9.98	$9.96

Total Return	4.50%	6.70%	(2.34%)	0.87%	1.88%	2.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$416,612	$419,233	$617,601	$882,047	$440,356	$423,414
Ratios to average net assets:
Net investment income (loss)	4.69%	4.03%	1.44%	0.88%	1.47%	2.54%
Total expenses[e]	0.35%	0.39%	0.36%	0.34%	0.38%	0.30%
Net expenses[f,g,h]	0.34%	0.34%	0.34%	0.34%	0.36%	0.29%
Portfolio turnover rate	1%	2%	24%	122%	129%	55%

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
ULTRA SHORT DURATION FUND

[a]	Unaudited figures for the period ended March 31, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Since commencement of operations: November 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]

The per share data for the years ended September 30, 2017 through September 30, 2018 and the period October 1, 2018 to November 30, 2018 has been restated to reflect the reorganization of the Guggenheim Strategy Fund I with and into the Guggenheim Ultra Short Duration Fund effective November 30, 2018. In conjunction with the reorganization, Guggenheim Ultra Short Duration Fund issued 2.501601322 Institutional Class shares for every 1 share of Guggenheim Strategy Fund I.

[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/24[a]	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	0.00%*	0.00%*	0.01%	0.00%*	0.00%*	—
Institutional Class	0.00%*	0.00%*	0.01%	0.01%	0.00%*	0.00%*

*	Less than 0.01%

[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	03/31/24[a]	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%
Institutional Class	0.33%	0.33%	0.33%	0.33%	0.33%	0.29%

[i]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: Class A shares,Class C shares, Class P shares, Class R6 shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of Class A shares. Class A shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased Class A share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. Class C shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Class C shares automatically convert to Class A shares on or about the 10th day of the month following the 8-year anniversary of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. Class R6 shares are offered primarily through qualified retirement and benefit plans. Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI” or the “Adviser”) may also be eligible to purchase Class R6 shares subject to a $2 million minimum initial investment. At March 31, 2024, the Trust consisted of eighteen funds (the “Funds”).

This report covers the Ultra Short Duration Fund (the “Fund”), a diversified investment company. At March 31, 2024, Class A and Institutional Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM” or “the Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor for the Fund’s shares. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities attributable to the share class by the number of outstanding shares of the share class on the specified date.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) adopted policies and procedures for the valuation of the Fund’s investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service providers.

If a pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADR”) trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by a pricing service provider in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by pricing service providers, the last traded fill price, or at the reported bid price at the close of business.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using a pricing service provider.

Typically, loans are valued using information provided by a pricing service provider which uses broker quotes, among other inputs. If the pricing service provider cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Interest rate swap agreements entered into by the Fund are valued on the basis of the last sale price on the primary exchange on which the swap is traded.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Fund’s Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) a broad measure of the cost of borrowing cash, such as the one-month or three-month Secured Overnight Financing Rate (“SOFR”),(ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. Recently, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(f) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(g) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(h) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in the Fund’s Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2024, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(i) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(j) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(k) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(l) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended March 31, 2024, are disclosed in the Fund’s Statement of Operations.

(m) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at March 31, 2024.

(n) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 –Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Fund’s Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Hedge, Income	$—	$61,000,000

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2024:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest Rate Swap Agreements	Unamortized upfront premiums paid on interest rate swap agreements Variation margin interest rate swap agreements	—

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2024:

Asset Derivative Investments Value
Swaps Interest Rate Risk*	Total Value at March 31, 2024
$1,895,458	$1,895,458

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Fund’s Statement of Assets and Liabilities.

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended March 31, 2024:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest rate swap agreements	Net realized gain (loss) on swap agreements Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Fund’s Statement of Operations categorized by primary risk exposure for the period ended March 31, 2024:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Swaps Interest Rate Risk	Total
$1,384,934	$1,384,934

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Swaps Interest Rate Risk	Total
$(1,272,547)	$(1,272,547)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Fund’s Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Fund’s Statement of Assets and Liabilities.

At March 31, 2024, the Fund held no derivative financial instruments or secured financing transactions subject to enforceable netting arrangements.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2024.

Counterparty	Asset Type	Cash Pledged	Cash Received
BofA Securities, Inc.	Interest rate swap agreements	$—	$156,361

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Pricing service providers are used to value a majority of the Fund’s investments. When values are not available from a pricing service provider, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report. Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security. Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.Certain loans and other securities are valued using a single daily broker quote or a price from a pricing service provider based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees on a monthly basis calculated daily at an annualized rate of 0.25% of the average daily net assets of the Fund.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of Class A shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Class A	0.58%	11/30/18	02/01/25
Institutional Class	0.33%	11/30/18	02/01/25

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2024, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2024	2025	2026	2027	Fund Total
A-Class	$35,681	$105,228	$100,752	$18,948	$260,609
Institutional Class	—	177,859	224,523	38,049	440,431

For the period ended March 31, 2024, GI recouped $433 from the Fund.

For the period ended March 31, 2024, GFD retained sales charges of $77,213 relating to sales of Class A shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

At March 31, 2024, GI and its affiliates owned 46% of the outstanding shares of the Fund.

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At March 31, 2024, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$511,623,127	$2,158,145	$(13,039,292)	$(10,881,147)

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 7– Securities Transactions

For the period ended March 31 2024, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$4,913,889	$71,942,897

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended March 31, 2024, the Fund did not engage in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act.

Note 8– Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Cascade Funding Mortgage Trust
2019-RM3 2.80% (WAC) due 06/25/69[1]	06/25/19	$56,054	$54,802
Towd Point Revolving Trust
4.83% due 09/25/64	03/17/22	3,250,000	3,232,125
		$3,306,054	$3,286,927

[1]

Variable rate security. Rate indicated is the rate effective at March 31, 2024. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

Note 9 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,150,000,000 line of credit from Citibank, N.A., which was in place through September 29, 2023, at which time a new line of credit was entered into in the amount of $1,165,000,000. The Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Fund’s Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the period ended March 31, 2024.

Note 10 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Fund in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 11 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

OTHER INFORMATION (Unaudited) (concluded)

used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at https://www.sec.gov. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on our website at www.guggenheiminvestments.com, and will be made available, upon request and without charge, by calling 800.820.0888.

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	153

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (consulting firm) (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	152

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, Lydon Media (2016-present); Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX Group (financial advisor content, research and digital distribution provider) (2022-present). Former: Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-2023); Director, GDX Index Partners, LLC (index provider) (2021-2023).	152

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (2023-present); The 2023 ETF Series II (1) (2023-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel (formerly Partner), Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	153

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); Endeavor Health (2012-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	152

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and/or Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	152

Former: Guggenheim Energy & Income Fund (2018-2023); Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards and Senior Managing Director, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

3.31.2024

Guggenheim Funds Semi-Annual Report

Guggenheim Limited Duration Fund

GuggenheimInvestments.com	LD-SEMI-0324x0924

GUGGENHEIM

Fast, Convenient, and Secure

Sign up for eDelivery from Guggenheim

Guggenheim's eDelivery service allows you to waive postal delivery and provides a fast, convenient, and secure way to access your account documents and shareholder communications such as statements, confirmations, prospectuses, and annual and semi-annual reports.

With Guggenheim's eDelivery service, you can:

- Receive important account information faster
- Reduce the chance of mail fraud and identity theft
- Positively impact the environment
- Increase shareholder value by reducing printing and mailing costs

For more information, visit *GuggenheimInvestments.com/eDelivery* or call our Client Services group at 800 820 0888.

It's easy to enroll:

To register your account and begin receiving some or all of your shareholder communications electronically, follow these simple steps:

1. **Go to** *GuggenheimInvestments.com/myaccount*

   If you are a new user, you can also establish your User ID and password here.
2. **Log into your account**
3. **Select "Profile" on the left**
4. **Select "Edit Delivery" at the bottom**
5. **Select the eDelivery radio buttons**
6. **Enter your email address, and check the box that you have read the Terms and Conditions**
7. **Hit "Submit"**

GI-GOGREEN-1023 x1024 #59091

Guggenheim Investments

eDelivery Service Notice

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	4
LIMITED DURATION FUND	6
NOTES TO FINANCIAL STATEMENTS	34
OTHER INFORMATION	51
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	52
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	58

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2024

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim Limited Duration Fund (the “Fund”) for the semi-annual fiscal period ended March 31, 2024 (the “Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC,

April 30, 2024

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Limited Duration Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● There can be no guarantee the Fund will achieve its investment objective. ● The Fund’s share price, or the income generated by the Fund’s holdings, could change in response to interest rate changes and market and economic conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective.● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2024

While job growth remains robust, recent labor data brought increased confidence in a labor market in better balance, allowing for inflation to soften further. Labor force growth remains strong, aided by high immigration flows, helping bring labor supply in line with gradually cooling demand. The Small Business Survey indicates that plans to increase compensation have returned to pre-COVID levels. Additionally, Bureau of Labor Statistics data reveal a continued decline in the “quits rate,” reducing the pressure on businesses to raise wages to attract or retain employees. These developments suggest wage pressures may ease further by year end. And despite some speculation against any Federal Reserve (“Fed”) rate cuts materializing in 2024, we continue to anticipate cuts later this year.

Following the stronger-than-expected March Consumer Price Index, we believe that there is a high probability that the easing cycle will start in the second half of the year, since the Fed will likely need more time to gather confirming data. In the latest Summary of Economic Projections, the Federal Open Market Committee (“FOMC”) significantly increased the median forecast for 2024 U.S. gross domestic product, slightly increased it for core personal consumption expenditures year over year, and continues to expect no material increase in the unemployment rate. These adjustments left the median view for three rate cuts for 2024, which suggests the bar is very high for the Fed to keep rates where they are all year, and even higher for more rate hikes to materialize.

Amid this macroeconomic backdrop, in the first quarter of 2024 the two-year Treasury yield increased to 4.59% from 4.23%, and the 10-year Treasury yield increased to 4.20% from 3.88%, keeping the inverted 2s/10s yield curve consistent at 39 basis points as of the end of the Reporting Period, up four basis points since the start of the year. One basis point equals 0.01%. In general, spreads to Treasurys have remained tight across sectors. In investment-grade corporate bonds, BBB-rated bonds continued to remain attractive relative to A and BB-rated bonds, and supply slowed toward the end of the first quarter of 2024, which we believe should support spreads in the near term. High yield bond spreads tightened during the first quarter of 2024 to 301 basis points from 323 basis points at the start of the year, while leveraged loans’ discount margins to maturity tightened to 509 basis points from 528 basis points. Structured credit spreads tightened marginally amid strong demand. Investor demand and an improved arbitrage led to robust new collateralized loan obligation issuance, and tightening liabilities led to an increase in refinances/resets.

Looking forward, Fed officials continue to advocate for a patient approach. A conventional easing cycle is therefore far from guaranteed. Market expectations have already adjusted significantly from market-implied expectations of six rate cuts in 2024 just two months ago to only three as of the end of the Reporting Period, aligning more closely with the FOMC’s views. So far, the market has taken this delay in stride, but its patience and assessment of credit risk could be tested.

For the Reporting Period, the S&P 500® Index* returned 23.48%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 17.01%. The return of the MSCI Emerging Markets Index* was 10.56%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 5.99% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 8.75%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 2.69% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg U.S. Aggregate Bond 1-3 Year Total Return Index measures the performance of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2023 and ending March 31, 2024.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Class A	0.73%	4.42%	$1,000.00	$1,044.20	$3.73
Class C	1.48%	4.04%	1,000.00	1,040.40	7.55
Class P	0.73%	4.42%	1,000.00	1,044.20	3.73
Institutional Class	0.48%	4.59%	1,000.00	1,045.90	2.46
Class R6	0.44%	4.62%	1,000.00	1,046.20	2.25

Table 2. Based on hypothetical 5% return (before expenses)
Class A	0.73%	5.00%	$1,000.00	$1,021.35	$3.69
Class C	1.48%	5.00%	1,000.00	1,017.60	7.47
Class P	0.73%	5.00%	1,000.00	1,021.35	3.69
Institutional Class	0.48%	5.00%	1,000.00	1,022.60	2.43
Class R6	0.44%	5.00%	1,000.00	1,022.80	2.23

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest, if any. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratio for the Fund would be 0.72%, 1.47%, 0.72%, 0.47%, and 0.42% for Class A, Class C, Class P, Institutional Class and R6 Class, respectively.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2023 to March 31, 2024.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

LIMITED DURATION FUND

OBJECTIVE: Seeks to provide a high level of income consistent with preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	37.2%
AA	7.3%
A	16.2%
BBB	14.1%
BB	4.4%
B	0.9%
CCC	0.5%
CC	0.3%
NR2	7.5%
Other Instruments	11.6%
Total Investments	100.0%

Inception Dates:
Class A	December 16, 2013
Class C	December 16, 2013
Class P	May 1, 2015
Institutional Class	December 16, 2013
Class R6	March 13, 2019

Ten Largest Holdings	% of Total Net Assets
U.S. Treasury Notes, 4.75% due 07/31/25	4.6%
U.S. Treasury Notes, 4.25% due 01/31/26	3.4%
U.S. Treasury Notes, 4.63% due 02/28/26	3.4%
Uniform MBS 15 Year	2.6%
U.S. Treasury Notes, 4.63% due 06/30/25	2.3%
THL Credit Lake Shore MM CLO I Ltd., 7.28%	1.1%
F&G Global Funding, 0.90%	0.9%
U.S. Treasury Inflation Indexed Bonds, 0.13% due 10/15/25	0.9%
U.S. Treasury Inflation Indexed Bonds, 0.13% due 04/15/25	0.9%
OSAT Trust, 2.12%	0.9%
Top Ten Total	21.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Average Annual Returns*

Periods Ended March 31, 2024

	6 Month†	1 Year	5 Year	10 Year
Class A Shares	4.42%	5.81%	2.24%	2.31%
Class A Shares with sales charge‡	2.08%	3.42%	1.77%	2.08%
Class C Shares	4.04%	5.02%	1.48%	1.55%
Class C Shares with CDSC§	3.04%	4.02%	1.48%	1.55%
Institutional Class Shares	4.59%	6.12%	2.50%	2.58%
Bloomberg U.S. Aggregate Bond 1-3 Year Total Return Index	3.17%	3.56%	1.31%	1.27%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
Class P Shares	4.42%	5.81%	2.24%	2.25%
Bloomberg U.S. Aggregate Bond 1-3 Year Total Return Index	3.17%	3.56%	1.31%	1.30%

	6 Month†	1 Year	5 Year	Since Inception (03/13/19)
Class R6 Shares	4.62%	6.16%	2.52%	2.53%
Bloomberg U.S. Aggregate Bond 1-3 Year Total Return Index	3.17%	3.56%	1.31%	1.38%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Aggregate Bond 1-3 Year Total Return Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 2.25%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2024
LIMITED DURATION FUND

	Shares	Value
COMMON STOCKS† - 0.0%

Communications - 0.0%
Vacasa, Inc. — Class A*	4,070	$27,757

Total Common Stocks
(Cost $813,037)		27,757

PREFERRED STOCKS†† - 0.5%
Financial - 0.5%
Wells Fargo & Co.
3.90%	12,100,000	11,512,258
MetLife, Inc.
3.85%	4,620,000	4,440,761
Markel Group, Inc.
6.00%	4,085,000	4,051,538
American Equity Investment Life Holding Co.
5.95%	8,000	193,840
Total Financial		20,198,397

Total Preferred Stocks
(Cost $20,988,646)		20,198,397

WARRANTS† - 0.0%
Ginkgo Bioworks Holdings, Inc.
Expiring 09/16/26*	19,663	1,770
Total Warrants
(Cost $45,530)		1,770

MUTUAL FUNDS† - 2.2%
Guggenheim Strategy Fund III[1]	1,316,150	32,469,417
Guggenheim Strategy Fund II1	1,315,012	32,349,286
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	3,198,834	31,700,443
Total Mutual Funds
(Cost $96,046,241)		96,519,146

MONEY MARKET FUNDS† - 7.4%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.19%[2]	272,934,168	272,934,168
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 5.20%[2]	49,125,971	49,125,971
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 5.19%[2]	284,769	284,769
Total Money Market Funds
(Cost $322,344,908)		322,344,908

	Face Amount~
ASSET-BACKED SECURITIES†† - 28.0%
Collateralized Loan Obligations - 18.2%
THL Credit Lake Shore MM CLO I Ltd.
2021-1A A1R, 7.28% (3 Month Term SOFR + 1.96%, Rate Floor: 1.70%) due 04/15/33◊,3	48,500,000	48,487,055
2021-1A A2R, 7.43% (3 Month Term SOFR + 2.11%, Rate Floor: 1.85%) due 04/15/33◊,3	6,250,000	6,266,769
Golub Capital Partners CLO 49M Ltd.
2021-49A AR, 7.11% (3 Month Term SOFR + 1.79%, Rate Floor: 1.79%) due 08/26/33◊,3	36,500,000	36,614,646
BXMT Ltd.
2020-FL2 AS, 6.59% (1 Month Term SOFR + 1.26%, Rate Floor: 1.26%) due 02/15/38◊,3	14,310,000	13,491,831
2020-FL2 A, 6.34% (1 Month Term SOFR + 1.01%, Rate Floor: 1.01%) due 02/15/38◊,3	12,728,314	12,219,182
2020-FL3 AS, 7.19% (1 Month Term SOFR + 1.86%, Rate Floor: 1.86%) due 11/15/37◊,3	4,500,000	4,243,266
2020-FL3 B, 7.59% (1 Month Term SOFR + 2.26%, Rate Floor: 2.26%) due 11/15/37◊,3	2,000,000	1,842,813
2020-FL2 B, 6.84% (1 Month Term SOFR + 1.51%, Rate Floor: 1.51%) due 02/15/38◊,3	2,000,000	1,823,436
Golub Capital Partners CLO 54M LP
2021-54A A, 7.06% (3 Month Term SOFR + 1.79%, Rate Floor: 1.53%) due 08/05/33◊,3	29,000,000	29,054,097
ABPCI Direct Lending Fund IX LLC
2021-9A A1R, 6.98% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 11/18/31◊,3	28,964,618	28,948,465
Owl Rock CLO IV Ltd.
2021-4A A1R, 7.18% (3 Month Term SOFR + 1.86%, Rate Floor: 1.60%) due 08/20/33◊,3	24,250,000	24,242,398
2021-4A A2R, 7.48% (3 Month Term SOFR + 2.16%, Rate Floor: 1.90%) due 08/20/33◊,3	3,650,000	3,624,513
Golub Capital Partners CLO 16 Ltd.
2021-16A A1R2, 7.20% (3 Month Term SOFR + 1.87%, Rate Floor: 1.61%) due 07/25/33◊,3	27,650,000	27,795,956
LCCM Trust
2021-FL3 A, 6.89% (1 Month Term SOFR + 1.56%, Rate Floor: 1.56%) due 11/15/38◊,3	22,008,292	21,699,581
2021-FL2 B, 7.34% (1 Month Term SOFR + 2.01%, Rate Floor: 2.01%) due 12/13/38◊,3	6,000,000	5,731,718

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
LIMITED DURATION FUND

	Face Amount~	Value
Parliament CLO II Ltd.
2021-2A B, 7.28% (3 Month Term SOFR + 1.96%, Rate Floor: 1.70%) due 08/20/32◊,3	22,250,000	$22,197,040
2021-2A A, 6.93% (3 Month Term SOFR + 1.61%, Rate Floor: 1.35%) due 08/20/32◊,3	4,406,162	4,407,273
2021-2A C, 8.13% (3 Month Term SOFR + 2.81%, Rate Floor: 2.55%) due 08/20/32◊,3	500,000	482,337
Golub Capital Partners CLO 33M Ltd.
2021-33A AR2, 7.45% (3 Month Term SOFR + 2.12%, Rate Floor: 1.86%) due 08/25/33◊,3	23,000,000	22,863,325
Palmer Square Loan Funding Ltd.
2021-1A A1, 6.48% (3 Month Term SOFR + 1.16%, Rate Floor: 1.16%) due 04/20/29◊,3	6,089,867	6,080,212
2021-3A B, 7.33% (3 Month Term SOFR + 2.01%, Rate Floor: 2.01%) due 07/20/29◊,3	5,000,000	5,005,371
2022-1A A2, 6.92% (3 Month Term SOFR + 1.60%, Rate Floor: 1.60%) due 04/15/30◊,3	5,000,000	4,994,488
2021-2A B, 6.98% (3 Month Term SOFR + 1.66%, Rate Floor: 1.66%) due 05/20/29◊,3	4,000,000	3,999,926
2023-2A A2, 7.65% (3 Month Term SOFR + 2.30%, Rate Floor: 2.30%) due 01/25/32◊,3	2,000,000	2,000,076
Madison Park Funding XLVIII Ltd.
2021-48A B, 7.02% (3 Month Term SOFR + 1.71%, Rate Floor: 1.71%) due 04/19/33◊,3	22,000,000	21,965,282
Golub Capital Partners CLO 36M Ltd.
2018-36A A, 6.83% (3 Month Term SOFR + 1.56%, Rate Floor: 0.00%) due 02/05/31◊,3	21,611,524	21,588,685
Cerberus Loan Funding XLIV LLC
2024-5A A, 7.45% (3 Month Term SOFR + 2.35%, Rate Floor: 2.35%) due 01/15/36◊,3	20,000,000	20,208,096
HERA Commercial Mortgage Ltd.
2021-FL1 A, 6.48% (1 Month Term SOFR + 1.16%, Rate Floor: 1.05%) due 02/18/38◊,3	16,885,275	16,392,948
2021-FL1 B, 7.03% (1 Month Term SOFR + 1.71%, Rate Floor: 1.60%) due 02/18/38◊,3	3,750,000	3,612,250
Cerberus Loan Funding XL LLC
2023-1A A, 7.71% (3 Month Term SOFR + 2.40%, Rate Floor: 2.40%) due 03/22/35◊,3	16,500,000	16,668,043
2023-1A B, 8.91% (3 Month Term SOFR + 3.60%, Rate Floor: 3.60%) due 03/22/35◊,3	3,250,000	3,250,014
Cerberus Loan Funding XXXII, LP
2021-2A A, 7.20% (3 Month Term SOFR + 1.88%, Rate Floor: 1.88%) due 04/22/33◊,3	14,250,000	14,200,155
2021-2A B, 7.48% (3 Month Term SOFR + 2.16%, Rate Floor: 2.16%) due 04/22/33◊,3	4,000,000	3,976,274
LCM XXIV Ltd.
2021-24A AR, 6.56% (3 Month Term SOFR + 1.24%, Rate Floor: 0.98%) due 03/20/30◊,3	18,121,619	18,121,619
ABPCI Direct Lending Fund CLO II LLC
2021-1A A1R, 7.18% (3 Month Term SOFR + 1.86%, Rate Floor: 1.60%) due 04/20/32◊,3	15,250,000	15,267,695
2021-1A BR, 7.73% (3 Month Term SOFR + 2.41%, Rate Floor: 2.15%) due 04/20/32◊,3	2,250,000	2,262,054
2021-1A A2R, 7.48% (3 Month Term SOFR + 2.16%, Rate Floor: 1.90%) due 04/20/32◊,3	300,000	301,074
Cerberus Loan Funding XXXI, LP
2021-1A B, 7.48% (3 Month Term SOFR + 2.16%, Rate Floor: 1.90%) due 04/15/32◊,3	9,600,000	9,703,728
2021-1A A, 7.08% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 04/15/32◊,3	6,814,931	6,822,159
Woodmont Trust
2020-7A A1A, 7.48% (3 Month Term SOFR + 2.16%, Rate Floor: 1.90%) due 01/15/32◊,3	16,250,000	16,308,294
GoldenTree Loan Management US CLO 1 Ltd.
2024-9A BR, due 04/20/37◊,3	8,250,000	8,250,000
2021-9A B, 7.08% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 01/20/33◊,3	7,000,000	7,000,000
2021-9A C, 7.38% (3 Month Term SOFR + 2.06%, Rate Floor: 1.80%) due 01/20/33◊,3	1,000,000	990,763
BRSP Ltd.
2021-FL1 C, 7.59% (1 Month Term SOFR + 2.26%, Rate Floor: 2.15%) due 08/19/38◊,3	10,000,000	9,311,864
2021-FL1 B, 7.34% (1 Month Term SOFR + 2.01%, Rate Floor: 1.90%) due 08/19/38◊,3	6,400,000	6,134,050
ACRES Commercial Realty Ltd.
2021-FL1 B, 7.24% (1 Month Term SOFR + 1.91%, Rate Floor: 1.91%) due 06/15/36◊,3	11,200,000	10,748,650
2021-FL1 C, 7.44% (1 Month Term SOFR + 2.11%, Rate Floor: 2.11%) due 06/15/36◊,3	4,800,000	4,575,360

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
LIMITED DURATION FUND

	Face Amount~	Value
Cerberus Loan Funding XXXIII, LP
2021-3A A, 7.14% (3 Month Term SOFR + 1.82%, Rate Floor: 1.56%) due 07/23/33◊,3	11,500,000	$11,524,824
2021-3A B, 7.43% (3 Month Term SOFR + 2.11%, Rate Floor: 1.85%) due 07/23/33◊,3	2,250,000	2,249,381
BDS Ltd.
2021-FL8 D, 7.34% (1 Month Term SOFR + 2.01%, Rate Floor: 1.90%) due 01/18/36◊,3	7,000,000	6,787,150
2021-FL9 C, 7.34% (1 Month Term SOFR + 2.01%, Rate Floor: 1.90%) due 11/16/38◊,3	5,000,000	4,809,042
2020-FL5 B, 7.24% (1 Month Term SOFR + 1.91%, Rate Floor: 1.80%) due 02/16/37◊,3	900,046	891,150
ABPCI Direct Lending Fund CLO I LLC
2021-1A A1A2, 7.28% (3 Month Term SOFR + 1.96%, Rate Floor: 1.96%) due 07/20/33◊,3	12,250,000	12,251,324
Fortress Credit Opportunities IX CLO Ltd.
2021-9A A2TR, 7.38% (3 Month Term SOFR + 2.06%, Rate Floor: 1.80%) due 10/15/33◊,3	11,500,000	11,618,356
ALM 2020 Ltd.
2020-1A A1B, 6.98% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 10/15/29◊,3	10,500,000	10,549,779
Owl Rock CLO II Ltd.
2021-2A ALR, 7.13% (3 Month Term SOFR + 1.81%, Rate Floor: 1.55%) due 04/20/33◊,3	10,500,000	10,510,187
FS Rialto
2021-FL3 B, 7.24% (1 Month Term SOFR + 1.91%, Rate Floor: 1.91%) due 11/16/36◊,3	7,500,000	7,401,785
2021-FL2 C, 7.49% (1 Month Term SOFR + 2.16%, Rate Floor: 2.16%) due 05/16/38◊,3	3,250,000	3,088,454
Lake Shore MM CLO III LLC
2021-2A A1R, 7.06% (3 Month Term SOFR + 1.74%, Rate Floor: 1.48%) due 10/17/31◊,3	10,256,774	10,173,422
KREF
2021-FL2 B, 7.09% (1 Month Term SOFR + 1.76%, Rate Floor: 1.65%) due 02/15/39◊,3	10,700,000	9,922,028
Fortress Credit Opportunities XI CLO Ltd.
2018-11A A1T, 6.88% (3 Month Term SOFR + 1.56%, Rate Floor: 0.00%) due 04/15/31◊,3	9,579,630	9,552,929
Cerberus Loan Funding XXXV, LP
2021-5A A, 7.08% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 09/22/33◊,3	8,000,000	8,021,216
LoanCore Issuer Ltd.
2021-CRE5 B, 7.44% (1 Month Term SOFR + 2.11%, Rate Floor: 2.11%) due 07/15/36◊,3	7,900,000	7,528,244
BCC Middle Market CLO LLC
2021-1A A1R, 7.08% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 10/15/33◊,3	6,750,000	6,750,830
HGI CRE CLO Ltd.
2021-FL2 A, 6.44% (1 Month Term SOFR + 1.11%, Rate Floor: 1.11%) due 09/17/36◊,3	4,116,977	4,088,277
2021-FL2 B, 6.94% (1 Month Term SOFR + 1.61%, Rate Floor: 1.61%) due 09/17/36◊,3	2,000,000	1,925,149
Neuberger Berman Loan Advisers CLO 40 Ltd.
2021-40A B, 6.98% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 04/16/33◊,3	6,000,000	5,979,197
CHCP Ltd.
2021-FL1 A, 6.49% (1 Month Term SOFR + 1.16%, Rate Floor: 1.05%) due 02/15/38◊,3	5,989,193	5,972,491
Fontainbleau Vegas
10.97% (1 Month Term SOFR + 5.65%, Rate Floor: 5.65%) due 01/31/26◊,†††	5,954,764	5,954,764
Cerberus Loan Funding XLII LLC
2023-3A A1, 7.79% (3 Month Term SOFR + 2.48%, Rate Floor: 2.48%) due 09/13/35◊,3	5,750,000	5,805,717
MF1 Multifamily Housing Mortgage Loan Trust
2021-FL6 B, 7.09% (1 Month Term SOFR + 1.76%, Rate Floor: 1.65%) due 07/16/36◊,3	6,000,000	5,797,306
STWD Ltd.
2019-FL1 C, 7.39% (1 Month Term SOFR + 2.06%, Rate Floor: 2.06%) due 07/15/38◊,3	3,200,000	3,033,661
2021-FL2 B, 7.24% (1 Month Term SOFR + 1.91%, Rate Floor: 1.80%) due 04/18/38◊,3	2,187,000	2,020,696
CIFC Funding Ltd.
2021-4A A1B2, 6.83% (3 Month Term SOFR + 1.51%, Rate Floor: 1.51%) due 04/20/34◊,3	5,000,000	4,991,145
BSPRT Issuer Ltd.
2021-FL6 C, 7.49% (1 Month Term SOFR + 2.16%, Rate Floor: 2.05%) due 03/15/36◊,3	5,000,000	4,670,528

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
LIMITED DURATION FUND

	Face Amount~		Value
VOYA CLO
2021-2A BR, 7.73% (3 Month Term SOFR + 2.41%, Rate Floor: 2.15%) due 06/07/30◊,3		4,500,000	$4,500,147
ACRE Commercial Mortgage Ltd.
2021-FL4 AS, 6.54% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 12/18/37◊,3		4,500,000	4,480,054
NewStar Fairfield Fund CLO Ltd.
2018-2A A1N, 6.85% (3 Month Term SOFR + 1.53%, Rate Floor: 1.27%) due 04/20/30◊,3		4,155,662	4,162,611
Magnetite XXIX Ltd.
2021-29A B, 6.98% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 01/15/34◊,3		4,000,000	3,992,783
Neuberger Berman Loan Advisers CLO 32 Ltd.
2021-32A BR, 6.97% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 01/20/32◊,3		4,000,000	3,986,155
Carlyle Global Market Strategies CLO Ltd.
2018-4A A1RR, 6.58% (3 Month Term SOFR + 1.26%, Rate Floor: 1.00%) due 01/15/31◊,3		3,694,512	3,678,775
PFP Ltd.
2021-7 D, 7.84% (1 Month Term SOFR + 2.51%, Rate Floor: 2.40%) due 04/14/38◊,3		3,636,242	3,487,749
Greystone Commercial Real Estate Notes
2021-FL3 B, 7.09% (1 Month Term SOFR + 1.76%, Rate Floor: 1.65%) due 07/15/39◊,3		2,200,000	2,114,894
KREF Funding V LLC
7.18% (1 Month Term SOFR + 1.86%, Rate Floor: 1.86%) due 06/25/26◊,†††		1,920,143	1,907,903
0.15% due 06/25/26†††,4		27,272,727	22,909
Golub Capital Partners CLO 17 Ltd.
2017-17A A1R, 7.24% (3 Month Term SOFR + 1.91%, Rate Floor: 0.00%) due 10/25/30◊,3		1,606,784	1,621,485
Dryden 37 Senior Loan Fund
2015-37A Q, due 01/15/31[3,5]		1,500,000	1,062,470
Cerberus Loan Funding XXXVI, LP
2021-6A A, 6.98% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 11/22/33◊,3		703,295	704,075
Carlyle GMS Finance MM CLO LLC
2018-1A A12R, 7.36% (3 Month Term SOFR + 2.04%, Rate Floor: 0.00%) due 10/15/31◊,3		231,218	232,716
Treman Park CLO Ltd.
2015-1A COM, due 10/20/28[3,5]		325,901	1,134
Copper River CLO Ltd.
2007-1A INC, due 01/20/21[5,6]		500,000	50
Total Collateralized Loan Obligations			795,599,773

Financial - 2.3%
Strategic Partners Fund VIII, LP
7.93% (1 Month Term SOFR + 2.60%, Rate Floor: 2.60%) due 03/10/26◊,†††		23,742,396	23,609,869
KKR Core Holding Company LLC
4.00% due 08/12/31†††		17,567,182	15,615,025
Madison Avenue Secured Funding Trust
2023-2, 7.17% (1 Month Term SOFR + 1.85%, Rate Floor: 1.85%) due 10/15/24◊,†††,3		15,025,000	15,025,000
Project Onyx I
8.48% (3 Month Term SOFR + 3.15%, Rate Floor: 3.15%) due 01/26/27◊,†††		14,578,652	14,575,926
HV Eight LLC
7.48% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 12/31/27◊,†††	EUR	10,644,548	11,548,667
Station Place Securitization Trust
2023-SP1, 7.17% (1 Month Term SOFR + 1.85%, Rate Floor: 1.85%) due 10/15/24◊,†††,3		7,525,000	7,525,000
Lightning A
5.50% due 03/01/37†††		4,160,000	3,836,479
Thunderbird A
5.50% due 03/01/37†††		4,160,000	3,836,479
Project Onyx II
8.48% (3 Month Term SOFR + 3.15%, Rate Floor: 3.15%) due 01/26/27◊,†††		3,808,903	3,808,336
Ceamer Finance LLC
3.69% due 03/24/31†††		3,729,792	3,508,874
Total Financial			102,889,655

Transport-Container - 1.8%
Triton Container Finance VIII LLC
2021-1A, 1.86% due 03/20/46[3]		30,172,500	26,474,426
Textainer Marine Containers VII Ltd.
2021-1A, 1.68% due 02/20/46[3]		8,512,666	7,511,328
2020-1A, 2.73% due 08/21/45[3]		3,849,142	3,598,244
2020-2A, 2.10% due 09/20/45[3]		3,303,277	2,999,879
TIF Funding II LLC
2021-1A, 1.65% due 02/20/46[3]		13,702,125	11,895,661
CLI Funding VI LLC
2020-3A, 2.07% due 10/18/45[3]		11,685,000	10,552,978
2020-1A, 2.08% due 09/18/45[3]		1,286,306	1,157,480
CLI Funding VIII LLC
2021-1A, 1.64% due 02/18/46[3]		12,737,054	11,298,162
CAL Funding IV Ltd.
2020-1A, 2.22% due 09/25/45[3]		2,660,937	2,408,465
Total Transport-Container			77,896,623

Net Lease - 1.6%
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 1.85% due 11/20/50[3]		38,550,163	35,754,717
STORE Master Funding I LLC
2015-1A, 4.17% due 04/20/45[3]		10,222,958	9,826,341

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
LIMITED DURATION FUND

	Face Amount~	Value
STORE Master Funding LLC
2021-1A, 2.86% due 06/20/51[3]	6,854,437	$5,818,292
CF Hippolyta Issuer LLC
2021-1A, 1.98% due 03/15/61[3]	5,748,930	5,058,508
CMFT Net Lease Master Issuer LLC
2021-1, 2.91% due 07/20/51[3]	3,000,000	2,524,228
2021-1, 2.51% due 07/20/51[3]	2,500,000	2,099,242
CARS-DB4, LP
2020-1A, 3.19% due 02/15/50[3]	3,944,167	3,809,854
2020-1A, 3.25% due 02/15/50[3]	887,213	777,182
New Economy Assets Phase 1 Sponsor LLC
2021-1, 1.91% due 10/20/61[3]	2,500,000	2,189,351
Capital Automotive REIT
2020-1A, 3.48% due 02/15/50[3]	1,972,083	1,804,956
Total Net Lease		69,662,671

Whole Business - 1.3%
Taco Bell Funding LLC
2021-1A, 1.95% due 08/25/51[3]	18,421,875	16,663,164
SERVPRO Master Issuer LLC
2021-1A, 2.39% due 04/25/51[3]	11,767,250	10,330,381
2019-1A, 3.88% due 10/25/49[3]	6,367,375	6,038,972
ServiceMaster Funding LLC
2020-1, 2.84% due 01/30/51[3]	8,745,504	7,808,661
Wingstop Funding LLC
2020-1A, 2.84% due 12/05/50[3]	7,742,100	7,026,255
Arbys Funding LLC
2020-1A, 3.24% due 07/30/50[3]	6,996,250	6,468,707
Domino’s Pizza Master Issuer LLC
2017-1A, 4.12% due 07/25/47[3]	1,692,000	1,619,548
Total Whole Business		55,955,688

Transport-Aircraft - 0.9%
AASET Trust
2021-1A, 2.95% due 11/16/41[3]	12,489,186	11,322,696
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[3]	6,403,144	5,655,115
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[3]	5,236,271	4,765,164
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[3]	5,199,693	4,472,457
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[3]	3,729,954	3,357,222
Castlelake Aircraft Structured Trust
2021-1A, 3.47% due 01/15/46[3]	2,708,719	2,547,154
Falcon Aerospace Ltd.
2019-1, 3.60% due 09/15/39[3]	1,583,077	1,440,600
2017-1, 4.58% due 02/15/42[3]	476,272	449,995
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[3]	2,001,385	1,824,626
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[3]	1,804,089	1,664,294
Total Transport-Aircraft		37,499,323

Infrastructure - 0.8%
SBA Tower Trust
1.63% due 11/15/26[3]	5,373,000	4,861,665
2.84% due 01/15/25[3]	3,550,000	3,464,891
1.84% due 04/15/27[3]	1,200,000	1,075,319
VB-S1 Issuer LLC - VBTEL
2022-1A, 4.29% due 02/15/52[3]	9,250,000	8,223,901
Stack Infrastructure Issuer LLC
2020-1A, 1.89% due 08/25/45[3]	5,169,000	4,870,890
2021-1A, 1.88% due 03/26/46[3]	2,750,000	2,536,195
Crown Castle Towers LLC
3.66% due 05/15/25[3]	5,850,000	5,719,661
Aligned Data Centers Issuer LLC
2021-1A, 1.94% due 08/15/46[3]	2,950,000	2,681,342
Total Infrastructure		33,433,864

Collateralized Debt Obligations - 0.5%
Anchorage Credit Funding 4 Ltd.
2021-4A AR, 2.72% due 04/27/39[3]	24,650,000	22,276,543

Single Family Residence - 0.4%
FirstKey Homes Trust
2020-SFR2, 4.00% due 10/19/37[3]	5,050,000	4,797,826
2020-SFR2, 4.50% due 10/19/37[3]	4,900,000	4,666,969
2020-SFR2, 1.67% due 10/19/37[3]	3,950,000	3,695,961
2021-SFR1, 2.19% due 08/17/38[3]	4,000,000	3,631,361
2020-SFR2, 3.37% due 10/19/37[3]	3,200,000	3,021,479
Total Single Family Residence		19,813,596

Automotive - 0.2%
Avis Budget Rental Car Funding AESOP LLC
2021-1A, 1.38% due 08/20/27[3]	5,675,000	5,213,705
2020-2A, 2.02% due 02/20/27[3]	4,550,000	4,294,173
Total Automotive		9,507,878

Total Asset-Backed Securities
(Cost $1,263,756,211)		1,224,535,614

CORPORATE BONDS†† - 25.0%
Financial - 13.3%
Athene Global Funding
6.06% (SOFR Compounded Index + 0.72%) due 01/07/25◊,3	30,000,000	30,039,333
1.99% due 08/19/28[3]	15,850,000	13,686,870
1.73% due 10/02/26[3]	14,700,000	13,340,239
5.68% due 02/23/26[3]	4,750,000	4,767,674
F&G Global Funding
0.90% due 09/20/24[3]	42,100,000	41,079,782
1.75% due 06/30/26[3]	14,250,000	12,919,719
Societe Generale S.A.
1.79% due 06/09/27[3,7]	28,000,000	25,646,902
1.49% due 12/14/26[3,7]	10,500,000	9,754,383
Macquarie Group Ltd.
1.63% due 09/23/27[3,7]	16,750,000	15,197,984
1.20% due 10/14/25[3,7]	13,550,000	13,211,847
Equitable Financial Life Global Funding
1.40% due 07/07/25[3]	15,000,000	14,222,095
1.80% due 03/08/28[3]	12,000,000	10,566,254
Cooperatieve Rabobank UA
1.34% due 06/24/26[3,7]	15,000,000	14,246,354
1.98% due 12/15/27[3,7]	10,000,000	9,115,092

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
LIMITED DURATION FUND

	Face Amount~	Value
JPMorgan Chase & Co.
1.47% due 09/22/27[7]	15,000,000	$13,686,762
5.04% due 01/23/28[7]	7,600,000	7,573,793
Pershing Square Holdings Ltd.
3.25% due 10/01/31[3]	25,600,000	20,769,946
Reliance Standard Life Global Funding II
5.24% due 02/02/26[3]	20,850,000	20,633,616
GA Global Funding Trust
2.25% due 01/06/27[3]	15,000,000	13,725,746
1.63% due 01/15/26[3]	7,300,000	6,767,815
BNP Paribas S.A.
1.32% due 01/13/27[3,7]	21,350,000	19,845,694
2.22% due 06/09/26[3,7]	400,000	384,601
Credit Agricole S.A.
1.25% due 01/26/27[3,7]	17,950,000	16,634,850
1.91% due 06/16/26[3,7]	400,000	382,402
Jackson National Life Global Funding
1.75% due 01/12/25[3]	15,000,000	14,548,346
Ares Finance Company LLC
4.00% due 10/08/24[3]	14,617,000	14,379,853
FS KKR Capital Corp.
4.25% due 02/14/25[3]	7,600,000	7,475,219
2.63% due 01/15/27	7,400,000	6,712,909
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
2.88% due 10/15/26[3]	10,800,000	9,978,367
3.88% due 03/01/31[3]	4,100,000	3,571,917
ABN AMRO Bank N.V.
1.54% due 06/16/27[3,7]	14,000,000	12,756,512
American Equity Investment Life Holding Co.
5.00% due 06/15/27	13,075,000	12,724,644
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[3]	11,450,000	11,353,438
CBS Studio Center
8.32% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 01/09/25◊,†††	10,000,000	10,082,009
Iron Mountain, Inc.
4.88% due 09/15/27[3]	7,360,000	7,115,951
5.00% due 07/15/28[3]	3,085,000	2,951,362
ING Groep N.V.
1.73% due 04/01/27[7]	9,800,000	9,096,041
BPCE S.A.
1.65% due 10/06/26[3,7]	9,500,000	8,919,216
SLM Corp.
3.13% due 11/02/26	9,596,000	8,912,367
OneMain Finance Corp.
3.50% due 01/15/27	7,050,000	6,544,516
6.88% due 03/15/25	2,220,000	2,243,210
7.13% due 03/15/26	50,000	50,907
Apollo Management Holdings, LP
4.40% due 05/27/26[3]	7,115,000	6,954,101
4.00% due 05/30/24[3]	1,846,000	1,840,534
United Wholesale Mortgage LLC
5.50% due 11/15/25[3]	7,120,000	7,055,815
5.50% due 04/15/29[3]	275,000	260,095
Corebridge Global Funding
5.75% due 07/02/26[3]	7,250,000	7,257,323
First American Financial Corp.
4.00% due 05/15/30	7,860,000	7,145,365
LPL Holdings, Inc.
4.00% due 03/15/29[3]	4,450,000	4,091,327
4.63% due 11/15/27[3]	2,000,000	1,919,366
SBA Communications Corp.
3.13% due 02/01/29	6,500,000	5,736,286
Belrose Funding Trust
2.33% due 08/15/30[3]	7,100,000	5,704,403
Brighthouse Financial Global Funding
6.11% (SOFR + 0.76%) due 04/12/24◊,3	5,050,000	5,050,463
Horace Mann Educators Corp.
4.50% due 12/01/25	4,420,000	4,318,051
Deloitte LLP
3.46% due 05/07/27†††	4,500,000	4,187,813
Corebridge Financial, Inc.
3.50% due 04/04/25	4,260,000	4,170,260
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[3]	4,300,000	3,954,226
Peachtree Corners Funding Trust
3.98% due 02/15/25[3]	3,450,000	3,384,519
Hunt Companies, Inc.
5.25% due 04/15/29[3]	3,250,000	2,967,579
AMC East Communities LLC
5.74% due 01/15/28[3]	1,673,157	1,659,124
Brookfield Finance, Inc.
3.90% due 01/25/28	1,400,000	1,348,044
CNO Financial Group, Inc.
5.25% due 05/30/25	1,200,000	1,193,460
Trinity Acquisition plc
4.40% due 03/15/26	881,000	864,214
Old Republic International Corp.
3.88% due 08/26/26	700,000	676,603
Equinix, Inc.
1.55% due 03/15/28	700,000	607,156
Belvoir Land LLC
5.03% due 12/15/25[3]	579,953	574,084
Assurant, Inc.
4.90% due 03/27/28	350,000	345,463
Morgan Stanley
3.77% due 01/24/29[7]	361,000	343,627
Total Financial		581,225,838

Consumer, Non-cyclical - 3.8%
Triton Container International Ltd.
1.15% due 06/07/24[3]	26,000,000	25,767,005
2.05% due 04/15/26[3]	1,800,000	1,658,640
Global Payments, Inc.
2.90% due 05/15/30	31,000,000	26,920,607
Element Fleet Management Corp.
1.60% due 04/06/24[3]	10,250,000	10,244,640
5.64% due 03/13/27[3]	9,925,000	9,955,766
6.27% due 06/26/26[3]	4,400,000	4,451,348
GXO Logistics, Inc.
1.65% due 07/15/26	15,000,000	13,753,216

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
LIMITED DURATION FUND

	Face Amount~	Value
CoStar Group, Inc.
2.80% due 07/15/30[3]	15,280,000	$13,025,660
Laboratory Corporation of America Holdings
1.55% due 06/01/26	10,571,000	9,790,767
PRA Health Sciences, Inc.
2.88% due 07/15/26[3]	10,280,000	9,584,044
Block, Inc.
2.75% due 06/01/26	7,600,000	7,147,676
Danone S.A.
2.95% due 11/02/26[3]	6,952,000	6,598,996
Valvoline, Inc.
3.63% due 06/15/31[3]	7,434,000	6,408,179
4.25% due 02/15/30[3]	125,000	124,717
BAT Capital Corp.
4.70% due 04/02/27	4,220,000	4,149,794
3.56% due 08/15/27	527,000	499,041
Royalty Pharma plc
1.75% due 09/02/27	5,150,000	4,599,037
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
5.13% due 02/01/28	4,306,000	4,240,361
IQVIA, Inc.
5.00% due 05/15/27[3]	2,300,000	2,245,779
Molina Healthcare, Inc.
4.38% due 06/15/28[3]	1,115,000	1,048,132
Catalent Pharma Solutions, Inc.
3.13% due 02/15/29[3]	1,050,000	1,003,358
Avantor Funding, Inc.
4.63% due 07/15/28[3]	1,050,000	994,995
Smithfield Foods, Inc.
4.25% due 02/01/27[3]	350,000	336,102
Performance Food Group, Inc.
5.50% due 10/15/27[3]	100,000	98,166
Total Consumer, Non-cyclical		164,646,026

Industrial - 2.5%
Berry Global, Inc.
1.57% due 01/15/26	11,750,000	10,983,754
4.88% due 07/15/26[3]	5,165,000	5,061,746
Sealed Air Corp.
1.57% due 10/15/26[3]	16,450,000	14,858,847
TD SYNNEX Corp.
1.25% due 08/09/24	14,400,000	14,166,475
Amcor Flexibles North America, Inc.
4.00% due 05/17/25	13,690,000	13,441,407
Silgan Holdings, Inc.
1.40% due 04/01/26[3]	12,600,000	11,541,064
Vontier Corp.
1.80% due 04/01/26	7,050,000	6,542,553
2.40% due 04/01/28	3,900,000	3,443,411
Graphic Packaging International LLC
1.51% due 04/15/26[3]	6,500,000	6,024,243
Penske Truck Leasing Company LP / PTL Finance Corp.
4.45% due 01/29/26[3]	5,475,000	5,360,968
4.20% due 04/01/27[3]	500,000	485,531
IP Lending V Ltd.
5.13% due 04/02/26†††,3	3,900,000	3,770,520
Jabil, Inc.
1.70% due 04/15/26	3,800,000	3,527,324
GATX Corp.
3.85% due 03/30/27	2,900,000	2,793,062
3.50% due 03/15/28	200,000	188,398
Standard Industries, Inc.
4.75% due 01/15/28[3]	2,671,000	2,549,153
Weir Group plc
2.20% due 05/13/26[3]	2,610,000	2,422,703
Crown Americas LLC / Crown Americas Capital Corporation VI
4.75% due 02/01/26	1,038,000	1,020,762
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00% due 02/01/26[3]	800,000	790,098
Amsted Industries, Inc.
4.63% due 05/15/30[3]	350,000	319,637
5.63% due 07/01/27[3]	100,000	98,498
Summit Materials LLC / Summit Materials Finance Corp.
5.25% due 01/15/29[3]	275,000	267,970
6.50% due 03/15/27[3]	75,000	74,814
Enviri Corp.
5.75% due 07/31/27[3]	125,000	117,697
Total Industrial		109,850,635

Consumer, Cyclical - 1.7%
Alt-2 Structured Trust
2.95% (0 - —%) due 05/14/31◊,†††	9,420,169	8,422,275
Warnermedia Holdings, Inc.
6.41% due 03/15/26	8,050,000	8,050,137
United Airlines, Inc.
4.38% due 04/15/26[3]	8,125,000	7,854,749
Choice Hotels International, Inc.
3.70% due 01/15/31	7,350,000	6,440,070
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.50% due 10/20/25[3]	5,834,500	5,775,163
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[3]	4,654,000	4,611,149
Hyatt Hotels Corp.
5.75% due 04/23/30	4,320,000	4,429,711
Delta Air Lines, Inc.
7.00% due 05/01/25[3]	4,300,000	4,356,418
Clarios Global, LP
6.75% due 05/15/25[3]	4,300,000	4,303,827
American Airlines Class AA Pass Through Trust
3.35% due 10/15/29	2,458,147	2,248,732
3.00% due 10/15/28	1,512,532	1,377,243
Newell Brands, Inc.
5.20% due 04/01/26	1,552,000	1,524,333
6.38% due 09/15/27	1,548,000	1,522,301

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
LIMITED DURATION FUND

	Face Amount~	Value
Beacon Roofing Supply, Inc.
4.50% due 11/15/26[3]	2,404,000	$2,335,815
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27	2,300,000	2,273,862
Air Canada
3.88% due 08/15/26[3]	2,350,000	2,242,889
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[3]	2,174,211	2,186,203
Walgreens Boots Alliance, Inc.
3.45% due 06/01/26	1,650,000	1,573,602
1011778 BC ULC / New Red Finance, Inc.
5.75% due 04/15/25[3]	700,000	698,299
Advance Auto Parts, Inc.
5.90% due 03/09/26	514,000	513,187
Tempur Sealy International, Inc.
4.00% due 04/15/29[3]	375,000	340,316
Total Consumer, Cyclical		73,080,281

Technology - 1.5%
CDW LLC / CDW Finance Corp.
2.67% due 12/01/26	22,350,000	20,753,708
3.25% due 02/15/29	810,000	733,383
NetApp, Inc.
1.88% due 06/22/25	18,082,000	17,294,017
Infor, Inc.
1.75% due 07/15/25[3]	13,800,000	13,064,737
Qorvo, Inc.
1.75% due 12/15/24	10,600,000	10,286,523
3.38% due 04/01/31[3]	1,200,000	1,032,017
4.38% due 10/15/29	963,000	902,623
NCR Voyix Corp.
5.13% due 04/15/29[3]	2,183,000	2,024,630
Twilio, Inc.
3.63% due 03/15/29	994,000	894,027
MSCI, Inc.
3.88% due 02/15/31[3]	379,000	338,025
Total Technology		67,323,690

Basic Materials - 0.7%
Anglo American Capital plc
2.25% due 03/17/28[3]	14,000,000	12,442,164
4.00% due 09/11/27[3]	750,000	715,715
5.38% due 04/01/25[3]	600,000	595,749
Kaiser Aluminum Corp.
4.63% due 03/01/28[3]	9,643,000	9,048,372
International Flavors & Fragrances, Inc.
1.23% due 10/01/25[3]	4,130,000	3,865,679
Alcoa Nederland Holding BV
5.50% due 12/15/27[3]	3,675,000	3,638,783
Carpenter Technology Corp.
6.38% due 07/15/28	1,145,000	1,143,070
Minerals Technologies, Inc.
5.00% due 07/01/28[3]	140,000	133,861
Total Basic Materials		31,583,393
Utilities - 0.6%
Terraform Global Operating, LP
6.13% due 03/01/26[3]	9,020,000	8,893,743
Algonquin Power & Utilities Corp.
5.37% due 06/15/26	8,200,000	8,155,608
CenterPoint Energy, Inc.
6.00% (SOFR Compounded Index + 0.65%) due 05/13/24◊	5,202,000	5,202,624
AES Corp.
3.30% due 07/15/25[3]	4,250,000	4,117,108
Total Utilities		26,369,083

Communications - 0.5%
Level 3 Financing, Inc.
3.88% due 10/15/30[3]	5,070,000	2,991,300
11.00% due 11/15/29[3]	1,570,009	1,632,809
4.50% due 04/01/30[3]	2,277,000	1,411,740
4.00% due 04/15/31[3]	2,150,000	1,300,750
NTT Finance Corp.
1.16% due 04/03/26[3]	7,598,000	7,025,845
Charter Communications Operating LLC / Charter Communications Operating Capital
2.80% due 04/01/31	3,250,000	2,662,959
Cogent Communications Group, Inc.
3.50% due 05/01/26[3]	2,680,000	2,551,015
TripAdvisor, Inc.
7.00% due 07/15/25[3]	460,000	458,736
CSC Holdings LLC
4.13% due 12/01/30[3]	250,000	178,763
AMC Networks, Inc.
4.25% due 02/15/29	225,000	159,459
Match Group Holdings II LLC
4.63% due 06/01/28[3]	75,000	70,779
Sirius XM Radio, Inc.
3.88% due 09/01/31[3]	75,000	62,536
Total Communications		20,506,691

Energy - 0.4%
BP Capital Markets plc
4.88% [7,8]	7,500,000	7,155,154
Occidental Petroleum Corp.
5.50% due 12/01/25	5,000,000	4,996,531
Venture Global LNG, Inc.
9.50% due 02/01/29[3]	4,600,000	4,958,170
Targa Resources Partners Limited Partnership / Targa Resources Partners Finance Corp.
6.88% due 01/15/29	1,250,000	1,286,168
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[3]	400,000	393,243
Sabine Pass Liquefaction LLC
5.00% due 03/15/27	300,000	299,123

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
LIMITED DURATION FUND

	Face Amount~	Value
Parkland Corp.
5.88% due 07/15/27[3]	80,000	$79,307
Total Energy		19,167,696

Total Corporate Bonds
(Cost $1,160,411,778)		1,093,753,333

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 18.6%
Residential Mortgage-Backed Securities - 11.1%
CSMC Trust
2021-RPL1, 4.04% (WAC) due 09/27/60◊,3	25,731,424	24,848,149
2021-RPL7, 1.93% (WAC) due 07/27/61◊,3	11,600,035	11,101,060
2020-RPL5, 4.68% (WAC) due 08/25/60◊,3	10,675,190	10,573,990
2021-RPL4, 1.80% (WAC) due 12/27/60◊,3	7,335,738	7,112,552
2018-RPL9, 3.85% (WAC) due 09/25/57◊,3	4,218,961	4,072,628
2020-NQM1, 1.41% due 05/25/65[3,9]	1,823,600	1,660,753
PRPM LLC
2021-5, 1.79% due 06/25/26[3,9]	19,331,681	18,902,510
2022-1, 3.72% due 02/25/27[3,9]	17,741,143	17,231,670
2021-8, 1.74% (WAC) due 09/25/26◊,3	8,771,843	8,422,905
2023-1, 6.88% (WAC) due 02/25/28◊,3	3,919,632	3,940,309
2021-RPL2, 2.49% (WAC) due 10/25/51◊,3	2,500,000	2,067,463
Legacy Mortgage Asset Trust
2021-GS3, 1.75% due 07/25/61[3,9]	19,763,532	19,109,715
2021-GS4, 1.65% due 11/25/60[3,9]	16,845,765	16,292,934
2021-GS2, 1.75% due 04/25/61[3,9]	7,178,842	6,956,972
2021-GS5, 2.25% due 07/25/67[3,9]	4,615,912	4,453,702
BRAVO Residential Funding Trust
2021-C, 1.62% due 03/01/61[3,9]	20,105,505	19,008,756
2022-R1, 3.13% due 01/29/70[3,9]	17,424,016	16,314,807
2021-HE2, 6.17% (30 Day Average SOFR + 0.85%, Rate Floor: 0.00%) due 11/25/69◊,3	1,752,389	1,737,569
2021-HE2, 6.37% (30 Day Average SOFR + 1.05%, Rate Floor: 0.00%) due 11/25/69◊,3	1,609,172	1,598,599
2021-HE1, 6.27% (30 Day Average SOFR + 0.95%, Rate Floor: 0.00%) due 01/25/70◊,3	1,421,709	1,416,380
2021-HE1, 6.17% (30 Day Average SOFR + 0.85%, Rate Floor: 0.00%) due 01/25/70◊,3	1,113,385	1,110,789
NYMT Loan Trust
2021-SP1, 1.67% due 08/25/61[3,9]	32,410,081	30,939,094
2022-SP1, 5.25% due 07/25/62[3,9]	9,194,594	8,971,985
OSAT Trust
2021-RPL1, 2.12% due 05/25/65[3,9]	38,669,718	37,649,889
OBX Trust
2024-NQM5, due 03/25/28[3,9]	22,000,000	21,999,860
2022-NQM9, 6.45% due 09/25/62[3,9]	2,099,938	2,105,383
Verus Securitization Trust
2021-4, 1.35% (WAC) due 07/25/66◊,3	5,999,886	4,746,349
2021-5, 1.37% (WAC) due 09/25/66◊,3	5,624,291	4,659,786
2020-5, 1.58% due 05/25/65[3,9]	4,040,587	3,790,005
2021-3, 1.44% (WAC) due 06/25/66◊,3	3,395,207	2,788,096
2021-6, 1.89% (WAC) due 10/25/66◊,3	2,709,053	2,262,457
2019-4, 3.64% due 11/25/59[3]	1,175,260	1,137,145
2020-1, 3.42% due 01/25/60[3]	633,233	603,565
Towd Point Revolving Trust
4.83% due 09/25/64[6]	18,500,000	18,398,250
Towd Point Mortgage Trust
2017-6, 2.75% (WAC) due 10/25/57◊,3	5,815,952	5,604,181
2018-2, 3.25% (WAC) due 03/25/58◊,3	3,019,913	2,921,139
2017-5, 6.04% (1 Month Term SOFR + 0.71%, Rate Floor: 0.00%) due 02/25/57◊,3	1,362,414	1,384,382
2023-CES1, 6.75% (WAC) due 07/25/63◊,3	1,307,511	1,317,383
2018-1, 3.00% (WAC) due 01/25/58◊,3	359,236	346,849
Citigroup Mortgage Loan Trust
2022-A, 6.17% due 09/25/62[3,9]	11,256,597	11,252,620
Imperial Fund Mortgage Trust
2022-NQM2, 4.02% (WAC) due 03/25/67◊,3	11,501,546	10,544,291
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 6.07% (1 Month Term SOFR + 0.74%, Rate Floor: 0.63%) due 11/25/37◊	9,967,235	9,446,916
2006-BC4, 5.78% (1 Month Term SOFR + 0.45%, Rate Floor: 0.34%) due 12/25/36◊	460,161	439,211
Home Equity Loan Trust
2007-FRE1, 5.63% (1 Month Term SOFR + 0.30%, Rate Floor: 0.19%) due 04/25/37◊	9,858,180	9,189,040
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58◊,3	4,988,957	4,634,430
2018-1A, 4.00% (WAC) due 12/25/57◊,3	1,601,012	1,514,890
2019-6A, 3.50% (WAC) due 09/25/59◊,3	1,257,891	1,164,969
2017-5A, 6.94% (1 Month Term SOFR + 1.61%, Rate Floor: 1.50%) due 06/25/57◊,3	460,576	460,612
Soundview Home Loan Trust
2006-OPT5, 5.72% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 07/25/36◊	7,164,508	6,774,708
2005-OPT3, 6.15% (1 Month Term SOFR + 0.82%, Rate Floor: 0.71%) due 11/25/35◊	920,798	896,208
CSMC
2021-NQM8, 2.41% (WAC) due 10/25/66◊,3	7,575,261	6,401,061
Alternative Loan Trust
2007-OA7, 5.72% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 05/25/47◊	4,190,044	3,788,559
2007-OH3, 6.02% (1 Month Term SOFR + 0.69%, Rate Cap/Floor: 10.00%/0.58%) due 09/25/47◊	2,056,067	1,832,043
NovaStar Mortgage Funding Trust Series
2007-2, 5.64% (1 Month Term SOFR + 0.31%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37◊	5,557,951	5,337,310

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
LIMITED DURATION FUND

	Face Amount~	Value
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68◊,6	4,316,511	$4,265,428
2019-RM3, 2.80% (WAC) due 06/25/69◊,6	448,458	438,416
Morgan Stanley ABS Capital I Incorporated Trust
2007-HE3, 5.69% (1 Month Term SOFR + 0.36%, Rate Floor: 0.25%) due 12/25/36◊	4,436,740	2,200,157
2007-HE3, 5.59% (1 Month Term SOFR + 0.26%, Rate Floor: 0.15%) due 12/25/36◊	3,178,480	1,576,218
2007-HE5, 5.62% (1 Month Term SOFR + 0.29%, Rate Floor: 0.18%) due 03/25/37◊	1,561,481	662,209
2006-NC1, 6.01% (1 Month Term SOFR + 0.68%, Rate Floor: 0.57%) due 12/25/35◊	212,541	209,751
American Home Mortgage Investment Trust
2006-3, 5.80% (1 Month Term SOFR + 0.47%, Rate Cap/Floor: 10.50%/0.36%) due 12/25/46◊	5,240,703	4,167,886
Credit Suisse Mortgage Capital Certificates
2021-RPL9, 2.44% (WAC) due 02/25/61◊,3	3,944,726	3,810,070
SPS Servicer Advance Receivables Trust
2020-T2, 1.83% due 11/15/55[3]	3,750,000	3,513,478
HarborView Mortgage Loan Trust
2006-14, 5.74% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 01/25/47◊	1,804,930	1,593,714
2006-12, 5.82% (1 Month Term SOFR + 0.49%, Rate Floor: 0.38%) due 01/19/38◊	1,507,869	1,306,049
Securitized Asset Backed Receivables LLC Trust
2007-HE1, 5.66% (1 Month Term SOFR + 0.33%, Rate Floor: 0.22%) due 12/25/36◊	12,898,660	2,876,877
Banc of America Funding Trust
2015-R2, 5.70% (1 Month Term SOFR + 0.37%, Rate Floor: 0.26%) due 04/29/37◊,3	2,729,681	2,689,491
Bear Stearns Asset-Backed Securities I Trust
2006-HE9, 5.72% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 11/25/36◊	2,604,248	2,543,306
IXIS Real Estate Capital Trust
2006-HE1, 6.04% (1 Month Term SOFR + 0.71%, Rate Floor: 0.60%) due 03/25/36◊	4,652,427	2,407,632
Ellington Financial Mortgage Trust
2021-2, 1.29% (WAC) due 06/25/66◊,3	1,981,640	1,590,607
2020-2, 1.64% (WAC) due 10/25/65◊,3	889,436	804,739
Asset-Backed Securities Corporation Home Equity Loan Trust Series AEG
2006-HE1, 4.20% (1 Month Term SOFR + 0.71%, Rate Floor: 0.60%) due 01/25/36◊	2,444,167	2,340,345
Angel Oak Mortgage Trust
2021-6, 1.71% (WAC) due 09/25/66◊,3	2,484,571	2,022,650
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,6	1,998,711	1,911,777
First NLC Trust
2005-4, 6.22% (1 Month Term SOFR + 0.89%, Rate Cap/Floor: 14.00%/0.78%) due 02/25/36◊	1,953,303	1,887,964
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 6.18% (1 Month Term SOFR + 0.85%, Rate Floor: 0.74%) due 10/25/35◊	1,998,711	1,883,446
GS Mortgage-Backed Securities Trust
2020-NQM1, 1.38% (WAC) due 09/27/60◊,3	1,845,831	1,689,031
Citigroup Mortgage Loan Trust, Inc.
2006-WF1, 4.98% due 03/25/36	3,420,415	1,675,638
SG Residential Mortgage Trust
2022-1, 3.68% (WAC) due 03/27/62◊,3	1,797,856	1,610,985
Morgan Stanley IXIS Real Estate Capital Trust
2006-2, 5.59% (1 Month Term SOFR + 0.26%, Rate Floor: 0.15%) due 11/25/36◊	3,760,797	1,197,060
Credit-Based Asset Servicing and Securitization LLC
2006-CB2, 3.64% (1 Month Term SOFR + 0.49%, Rate Floor: 0.38%) due 12/25/36◊	1,215,042	1,135,837
GSAA Home Equity Trust
2006-3, 6.04% (1 Month Term SOFR + 0.71%, Rate Floor: 0.60%) due 03/25/36◊	2,210,350	1,075,676
Structured Asset Investment Loan Trust
2006-3, 5.74% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 06/25/36◊	1,153,315	1,070,822
Lehman XS Trust Series
2006-16N, 5.82% (1 Month Term SOFR + 0.49%, Rate Floor: 0.38%) due 11/25/46◊	1,192,833	1,016,039
COLT Mortgage Loan Trust
2021-2, 2.38% (WAC) due 08/25/66◊,3	1,500,000	983,622
ACE Securities Corporation Home Equity Loan Trust Series
2005-HE2, 6.46% (1 Month Term SOFR + 1.13%, Rate Floor: 1.02%) due 04/25/35◊	760,981	729,405
Morgan Stanley Home Equity Loan Trust
2006-2, 6.00% (1 Month Term SOFR + 0.67%, Rate Floor: 0.56%) due 02/25/36◊	723,117	711,821

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
LIMITED DURATION FUND

	Face Amount~	Value
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 01/26/60◊,3	671,846	$640,198
Long Beach Mortgage Loan Trust
2006-8, 5.76% (1 Month Term SOFR + 0.43%, Rate Floor: 0.32%) due 09/25/36◊	2,313,142	625,627
MFRA Trust
2021-INV1, 1.26% (WAC) due 01/25/56◊,3	647,903	600,660
Morgan Stanley Capital I Incorporated Trust
2006-HE1, 6.02% (1 Month Term SOFR + 0.69%, Rate Floor: 0.58%) due 01/25/36◊	626,039	595,780
Nationstar Home Equity Loan Trust
2007-B, 5.66% (1 Month Term SOFR + 0.33%, Rate Floor: 0.22%) due 04/25/37◊	470,390	466,249
Nomura Resecuritization Trust
2015-4R, 3.04% (1 Month Term SOFR + 0.54%, Rate Floor: 0.43%) due 03/26/36◊	318,970	299,774
First Franklin Mortgage Loan Trust
2004-FF10, 6.72% (1 Month Term SOFR + 1.39%, Rate Floor: 1.28%) due 07/25/34◊	294,980	287,057
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50◊,3	280,895	259,004
Morgan Stanley Re-REMIC Trust
2010-R5, 4.12% due 06/26/36	41,021	35,604
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	33,699	33,472
Total Residential Mortgage-Backed Securities		486,678,449

Government Agency - 5.6%
Uniform MBS 15 Year
due 05/02/24[11]	113,550,000	113,397,275
Freddie Mac
5.50% due 02/01/53	37,726,941	37,762,463
5.00% due 06/01/53	19,738,580	19,367,063
5.00% due 02/01/53	17,508,677	17,191,248
5.00% due 09/01/52	7,506,689	7,334,595
Ginnie Mae
6.00% due 09/20/45	20,384,454	20,383,820
6.00% due 06/20/47	3,004,891	3,008,320
Fannie Mae
6.50% due 04/25/49	9,089,033	9,090,005
5.00% due 08/01/53	7,799,583	7,617,237
5.00% due 09/01/52	2,825,910	2,761,394
5.00% due 06/01/53	2,611,282	2,548,928
Freddie Mac Seasoned Credit Risk Transfer Trust
2.00% due 05/25/60	3,151,980	2,481,342
2.00% due 11/25/59	1,796,275	1,411,907
Fannie Mae-Aces
1.49% (WAC) due 03/25/35◊,4	6,007,856	575,260
Total Government Agency		244,930,857

Commercial Mortgage-Backed Securities - 1.9%
BX Commercial Mortgage Trust
2021-VOLT, 7.09% (1 Month Term SOFR + 1.76%, Rate Floor: 1.65%) due 09/15/36◊,3	25,000,000	24,633,935
2022-LP2, 6.89% (1 Month Term SOFR + 1.56%, Rate Floor: 1.56%) due 02/15/39◊,3	13,122,839	12,992,471
JP Morgan Chase Commercial Mortgage Securities Trust
2021-NYAH, 6.97% (1 Month Term SOFR + 1.65%, Rate Floor: 1.54%) due 06/15/38◊,3	10,200,000	9,430,559
2016-JP2, 1.79% (WAC) due 08/15/49◊,4	30,103,418	879,354
BXHPP Trust
2021-FILM, 6.54% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 08/15/36◊,3	8,250,000	7,712,874
MHP
2022-MHIL, 6.59% (1 Month Term SOFR + 1.26%, Rate Floor: 1.26%) due 01/15/27◊,3	7,292,911	7,206,308
Life Mortgage Trust
2021-BMR, 6.84% (1 Month Term SOFR + 1.51%, Rate Floor: 1.40%) due 03/15/38◊,3	6,880,791	6,786,180
Extended Stay America Trust
2021-ESH, 7.14% (1 Month Term SOFR + 1.81%, Rate Floor: 1.70%) due 07/15/38◊,3	3,657,023	3,653,595
Wells Fargo Commercial Mortgage Trust
2017-C38, 0.93% (WAC) due 07/15/50◊,4	21,922,035	497,295
2016-C37, 0.78% (WAC) due 12/15/49◊,4	23,831,964	371,228
2017-C42, 0.86% (WAC) due 12/15/50◊,4	14,203,406	369,931
2017-RB1, 1.19% (WAC) due 03/15/50◊,4	7,891,739	216,706
2015-LC22, 0.74% (WAC) due 09/15/58◊,4	17,921,448	147,802
2016-NXS5, 1.40% (WAC) due 01/15/59◊,4	4,488,168	89,679
JPMDB Commercial Mortgage Securities Trust
2018-C8, 0.61% (WAC) due 06/15/51◊,4	30,166,708	532,753
2016-C4, 0.70% (WAC) due 12/15/49◊,4	32,869,497	482,347
2016-C2, 1.48% (WAC) due 06/15/49◊,4	6,174,545	138,340
2017-C5, 0.87% (WAC) due 03/15/50◊,4	2,992,846	54,703
BENCHMARK Mortgage Trust
2018-B2, 0.45% (WAC) due 02/15/51◊,4	91,750,452	1,134,283
DBJPM Mortgage Trust
2017-C6, 0.91% (WAC) due 06/10/50◊,4	50,317,177	1,044,897
Bank of America Merrill Lynch Commercial Mortgage Trust
2017-BNK3, 1.01% (WAC) due 02/15/50◊,4	28,832,114	652,926
2016-UB10, 1.73% (WAC) due 07/15/49◊,4	9,966,955	246,220
UBS Commercial Mortgage Trust
2017-C2, 1.07% (WAC) due 08/15/50◊,4	21,682,682	604,897
2017-C5, 1.07% (WAC) due 11/15/50◊,4	10,686,339	267,836
COMM Mortgage Trust
2018-COR3, 0.43% (WAC) due 05/10/51◊,4	35,014,226	537,959
2015-CR24, 0.69% (WAC) due 08/10/48◊,4	50,686,613	326,229

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
LIMITED DURATION FUND

	Face Amount~		Value
CSAIL Commercial Mortgage Trust
2019-C15, 0.99% (WAC) due 03/15/52◊,4		17,638,878	$674,398
2016-C6, 1.86% (WAC) due 01/15/49◊,4		5,937,080	159,896
BBCMS Mortgage Trust
2018-C2, 0.75% (WAC) due 12/15/51◊,4		29,148,256	808,523
Morgan Stanley Bank of America Merrill Lynch Trust
2017-C34, 0.77% (WAC) due 11/15/52◊,4		22,741,750	458,128
2015-C27, 0.85% (WAC) due 12/15/47◊,4		27,785,901	222,726
CGMS Commercial Mortgage Trust
2017-B1, 0.73% (WAC) due 08/15/50◊,4		19,580,683	394,087
CD Mortgage Trust
2017-CD6, 0.87% (WAC) due 11/13/50◊,4		12,536,814	266,884
2016-CD1, 1.37% (WAC) due 08/10/49◊,4		5,648,745	121,229
CD Commercial Mortgage Trust
2017-CD4, 1.22% (WAC) due 05/10/50◊,4		13,321,779	376,179
GS Mortgage Securities Trust
2017-GS6, 1.01% (WAC) due 05/10/50◊,4		10,984,501	275,500
BANK
2017-BNK6, 0.77% (WAC) due 07/15/60◊,4		13,323,167	251,120
Citigroup Commercial Mortgage Trust
2016-C2, 1.66% (WAC) due 08/10/49◊,4		5,906,741	164,518
2016-GC37, 1.65% (WAC) due 04/10/49◊,4		2,777,158	64,972
Total Commercial Mortgage-Backed Securities			85,249,467

Total Collateralized Mortgage Obligations
(Cost $851,802,238)			816,858,773

U.S. GOVERNMENT SECURITIES†† - 15.9%
U.S. Treasury Notes
4.75% due 07/31/25		200,000,000	199,648,438
4.25% due 01/31/26		151,500,000	150,304,571
4.63% due 02/28/26		150,400,000	150,276,625
4.63% due 06/30/25		100,000,000	99,636,719
U.S. Treasury Inflation Indexed Bonds
0.13% due 10/15/25		41,773,315	40,543,086
0.13% due 04/15/25		40,529,850	39,525,620
1.25% due 04/15/28		10,588,915	10,286,085
1.38% due 07/15/33		5,249,256	5,037,600
Total U.S. Government Securities
(Cost $695,059,081)			695,258,744

SENIOR FLOATING RATE INTERESTS††,◊ - 2.5%
Technology - 0.5%
RLDatix
9.94% (6 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/28/25†††		13,798,857	13,798,857
Dun & Bradstreet
8.08% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 01/18/29		8,449,500	8,445,529
Upland Software, Inc.
9.18% (1 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 08/06/26		497,431	471,783
Emerald TopCo, Inc. (Press Ganey)
8.94% (1 Month Term SOFR + 3.50%, Rate Floor: 4.50%) due 07/24/26		190,708	189,476
Total Technology			22,905,645

Industrial - 0.4%
Mileage Plus Holdings LLC
10.73% (3 Month Term SOFR + 5.25%, Rate Floor: 6.25%) due 06/21/27		6,146,075	6,321,361
Harsco Corporation
7.69% (1 Month Term SOFR + 2.25%, Rate Floor: 2.75%) due 03/10/28		3,900,000	3,851,250
United Rentals, Inc.
7.08% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 02/14/31		3,350,000	3,356,298
Ravago Holdings America, Inc.
8.06% (3 Month Term SOFR + 2.50%, Rate Floor: 3.50%) due 03/06/28		1,945,000	1,936,890
CPM Holdings, Inc.
9.83% (1 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 09/22/28		1,486,874	1,487,409
Total Industrial			16,953,208

Communications - 0.3%
Playtika Holding Corp.
8.19% (1 Month Term SOFR + 2.75%, Rate Floor: 3.75%) due 03/13/28		10,308,500	10,309,531
Zayo Group Holdings, Inc.
8.44% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 03/09/27		1,500,000	1,312,785
SBA Senior Finance II LLC
7.34% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 01/27/31		750,000	751,170
Ziggo Financing Partnership
7.94% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 04/28/28		400,000	393,928
Virgin Media Bristol LLC
7.94% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 01/31/28		200,000	196,826
Total Communications			12,964,240

Basic Materials - 0.3%
Trinseo Materials Operating S.C.A.
8.10% (3 Month Term SOFR + 2.50%, Rate Floor: 3.50%) due 05/03/28		10,822,500	7,989,494
INEOS Ltd.
6.63% (1 Month EURIBOR + 2.75%, Rate Floor: 2.75%) due 01/29/26	EUR	4,627,115	4,969,955
Total Basic Materials			12,959,449

Consumer, Cyclical - 0.3%
Amaya Holdings BV
6.33% (3 Month EURIBOR + 2.50%, Rate Floor: 2.50%) due 07/21/26	EUR	4,500,000	4,850,707

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
LIMITED DURATION FUND

	Face Amount~	Value
Rent-A-Center, Inc.
9.12% (6 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 02/17/28	2,104,024	$2,100,510
Pacific Bells LLC
10.06% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 11/10/28	1,560,617	1,548,522
Entain Holdings (Gibraltar) Ltd.
7.91% (3 Month Term SOFR + 2.50%, Rate Floor: 3.00%) due 03/29/27	1,458,750	1,459,669
Packers Holdings LLC
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 03/09/28	1,681,430	1,065,606
Cushman & Wakefield US Borrower LLC
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 01/31/30	721,702	718,995
8.19% (1 Month Term SOFR + 2.75%, Rate Floor: 3.75%) due 08/21/25	52,543	52,396
Samsonite IP Holdings SARL
8.08% (1 Month Term SOFR + 2.75%, Rate Floor: 3.25%) due 06/21/30	174,647	174,976
Total Consumer, Cyclical		11,971,381

Consumer, Non-cyclical - 0.3%
Bombardier Recreational Products, Inc.
8.08% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 01/22/31	4,072,636	4,067,545
Women’s Care Holdings, Inc.
9.91% (3 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 01/17/28	4,525,295	4,036,020
Hearthside Group Holdings LLC
9.60% (3 Month Term SOFR + 4.00%, Rate Floor: 5.00%) due 05/23/25	2,035,714	1,472,086
DaVita, Inc.
7.19% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 08/12/26	684,240	683,946
Froneri US, Inc.
7.68% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 01/29/27	433,125	433,212
Outcomes Group Holdings, Inc.
8.69% (1 Month Term SOFR + 3.25%, Rate Floor: 4.25%) due 10/24/25	378,722	378,078
EyeCare Partners LLC
9.32% (3 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 02/18/27	483,750	253,969
Total Consumer, Non-cyclical		11,324,856

Energy - 0.2%
ITT Holdings LLC
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 10/11/30	10,324,125	10,329,287
Venture Global Calcasieu Pass LLC
8.05% (1 Month Term SOFR + 2.63%, Rate Floor: 3.63%) due 08/19/26	428,758	427,150
Total Energy		10,756,437

Financial - 0.2%
Jane Street Group LLC
7.94% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 01/26/28	5,135,779	5,137,062
Citadel Securities, LP
due 07/29/30	4,250,000	4,244,433
Total Financial		9,381,495

Total Senior Floating Rate Interests
(Cost $114,792,076)		109,216,711

U.S. TREASURY BILLS†† - 2.0%
U.S. Treasury Bills
5.28% due 04/16/24[10]	50,030,000	49,920,153
4.99% due 04/16/24[10]	36,000,000	35,920,957
Total U.S. Treasury Bills
(Cost $85,841,099)		85,841,110

FEDERAL AGENCY DISCOUNT NOTES†† - 0.6%
Federal Home Loan Bank
5.07% due 04/24/24[10]	28,000,000	27,906,083
Total Federal Agency Discount Notes
(Cost $27,906,083)		27,906,083

MUNICIPAL BONDS†† - 0.2%
Colorado - 0.2%
Fort Carson Family Housing LLC Revenue Bonds
7.86% due 11/15/29	7,515,000	7,996,561

California - 0.0%
California Public Finance Authority Revenue Bonds
1.55% due 10/15/26	3,145,000	2,884,386
Total Municipal Bonds
(Cost $11,154,955)		10,880,947

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
LIMITED DURATION FUND

	Notional Value	Value
OTC OPTIONS PURCHASED†† - 0.0%
Call Options on:
Interest Rate Options
Morgan Stanley Capital Services LLC 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	$120,100,000	$7,187
Barclays Bank plc 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	119,000,000	7,121
Bank of America, N.A. 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	59,950,000	3,587
Goldman Sachs International 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	48,900,000	2,926
Total Interest Rate Options		20,821

Total OTC Options Purchased
(Cost $1,570,470)		20,821

Total Investments - 102.9%
(Cost $4,652,532,353)		$4,503,364,114
Other Assets & Liabilities, net - (2.9)%		(125,925,077)
Total Net Assets - 100.0%		$4,377,439,037

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Purchased†
3-Month SOFR Futures Contracts	1,754	Jun 2025	$419,578,725	$(675,902)

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date		Notional Amount	Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	ICE	ITRAXX.EUR.41.V1	1.00%	Quarterly	06/20/29	EUR	7,690,000	$(183,003)	$(185,557)	$2,554
BofA Securities, Inc.	ICE	CDX.NA.HY.41.V2	5.00%	Quarterly	12/20/28		29,205,000	(2,150,087)	102,476	(2,252,563)
								$(2,333,090)	$(83,081)	$(2,250,009)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
LIMITED DURATION FUND

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.96%	Annually	10/16/25	$530,000,000	$1,589,597	$1,246	$1,588,351
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	5.06%	Annually	10/05/25	325,000,000	1,265,387	839	1,264,548
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.68%	Annually	06/29/25	197,000,000	(561,820)	491	(562,311)
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	3.79%	Annually	10/03/27	106,500,000	(1,226,022)	(29,143)	(1,196,879)
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	3.40%	Annually	04/04/28	52,000,000	(1,287,641)	427	(1,288,068)
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	4.36%	Annually	10/16/30	168,000,000	(4,491,137)	1,221	(4,492,358)
								$(4,711,636)	$(24,919)	$(4,686,717)

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Barclays Bank plc	EUR	Sell	23,480,000	25,680,412 USD	04/15/24	$332,573
Barclays Bank plc	EUR	Buy	4,000,000	4,330,197 USD	04/15/24	(11,996)
						$320,577

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
LIMITED DURATION FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2024. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of March 31, 2024.
[3]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $2,333,757,181 (cost $2,440,720,740), or 53.3% of total net assets.

[4]	Security is an interest-only strip.
[5]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $25,013,921 (cost $25,118,853), or 0.6% of total net assets — See Note 9.

[7]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[8]	Perpetual maturity.
[9]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2024. See table below for additional step information for each security.

[10]	Rate indicated is the effective yield at the time of purchase.
[11]	Security is unsettled at period end and does not have a stated effective rate.
BofA — Bank of America
CDX.NA.HY.41.V2 — Credit Default Swap North American High Yield Series 41 Index Version 2
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
EUR — Euro
EURIBOR — European Interbank Offered Rate
ICE — Intercontinental Exchange
ITRAXX.EUR.41.V1 — iTraxx Europe Series 41 Index Version 1
plc — Public Limited Company
REMIC — Real Estate Mortgage Investment Conduit
REIT — Real Estate Investment Trust
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
LIMITED DURATION FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$27,757	$—	$—	$27,757
Preferred Stocks	—	20,198,397	—	20,198,397
Warrants	1,770	—	—	1,770
Mutual Funds	96,519,146	—	—	96,519,146
Money Market Fund	322,344,908	—	—	322,344,908
Asset-Backed Securities	—	1,113,760,383	110,775,231	1,224,535,614
Corporate Bonds	—	1,067,290,716	26,462,617	1,093,753,333
Collateralized Mortgage Obligations	—	816,858,773	—	816,858,773
U.S. Government Securities	—	695,258,744	—	695,258,744
Senior Floating Rate Interests	—	95,417,854	13,798,857	109,216,711
U.S. Treasury Bills	—	85,841,110	—	85,841,110
Federal Agency Discount Notes	—	27,906,083	—	27,906,083
Municipal Bonds	—	10,880,947	—	10,880,947
Options Purchased	—	20,821	—	20,821
Credit Default Swap Agreements**	—	2,554	—	2,554
Interest Rate Swap Agreements**	—	2,852,899	—	2,852,899
Forward Foreign Currency Exchange Contracts**	—	332,573	—	332,573
Total Assets	$418,893,581	$3,936,621,854	$151,036,705	$4,506,552,140

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Interest Rate Futures Contracts**	$675,902	$—	$—		$675,902
Credit Default Swap Agreements**	—	2,252,563	—		2,252,563
Interest Rate Swap Agreements**	—	7,539,616	—		7,539,616
Forward Foreign Currency Exchange Contracts**	—	11,996	—		11,996
Unfunded Loan Commitments (Note 8)	—	—	—	*	—
Total Liabilities	$675,902	$9,804,175	$—		$10,480,077

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at March 31, 2024	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$58,959,575	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Asset-Backed Securities	29,242,747	Yield Analysis	Yield	6.2%-7.2%	6.6%
Asset-Backed Securities	22,572,909	Third Party Pricing	Broker Quote	—	—
Corporate Bonds	18,504,284	Yield Analysis	Yield	6.2%-6.7%	6.5%
Corporate Bonds	4,187,813	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Corporate Bonds	3,770,520	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	13,798,857	Yield Analysis	Yield	10.3%	—
Total Assets	$151,036,705

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
LIMITED DURATION FUND

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.

Significant changes in a quote, yield, market comparable yields, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended March 31, 2024, the Fund had securities with a total value of $23,392,140 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2024:

	Assets
	Asset-Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Total Assets
Beginning Balance	$143,391,739	$23,897,802	$33,706,418	$13,540,818	$214,536,777
Purchases/(Receipts)	25,874,215	—	—	—	25,874,215
(Sales, maturities and paydowns)/Fundings	(59,324,934)	(610,655)	(7,878,642)	—	(67,814,231)
Amortization of premiums/discounts	55,797	7,255	(22,578)	28,237	68,711
Total realized gains (losses) included in earnings	69,591	—	—	—	69,591
Total change in unrealized appreciation (depreciation) included in earnings	708,823	97,738	657,419	229,802	1,693,782
Transfers out of Level 3	—	(23,392,140)	—	—	(23,392,140)
Ending Balance	$110,775,231	$—	$26,462,617	$13,798,857	$151,036,705
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2024	$708,002	$—	$608,086	$229,802	$1,545,890

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
BRAVO Residential Funding Trust 2022-R1, 3.13% due 01/29/70	6.13%	01/30/25	—	—
BRAVO Residential Funding Trust 2021-C, 1.62% due 03/01/61	4.62%	09/25/24	5.62%	09/25/25
Citigroup Mortgage Loan Trust 2022-A, 6.17% due 09/25/62	9.17%	09/25/25	10.17%	09/25/26
CSMC Trust 2020-NQM1, 1.41% due 05/25/65	2.41%	09/26/24	—	—
Legacy Mortgage Asset Trust 2021-GS3, 1.75% due 07/25/61	4.75%	05/25/24	5.75%	05/25/25
Legacy Mortgage Asset Trust 2021-GS4, 1.65% due 11/25/60	4.65%	08/25/24	5.65%	08/25/25

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2024
LIMITED DURATION FUND

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
Legacy Mortgage Asset Trust 2021-GS5, 2.25% due 07/25/67	5.25%	11/25/24	6.25%	11/25/25
Legacy Mortgage Asset Trust 2021-GS2, 1.75% due 04/25/61	4.75%	04/25/24	5.75%	04/25/25
NYMT Loan Trust 2021-SP1, 1.67% due 08/25/61	4.67%	08/01/24	5.67%	08/01/25
NYMT Loan Trust 2022-SP1, 5.25% due 07/25/62	8.25%	07/01/25	9.25%	07/01/26
OBX Trust 2022-NQM9, 6.45% due 09/25/62	7.45%	11/01/26	—	—
OBX Trust 2024-NQM5, due 03/25/28	6.99%	03/01/28	—	—
OSAT Trust 2021-RPL1, 2.12% due 05/25/65	5.12%	06/25/24	6.12%	06/25/25
PRPM LLC 2022-1, 3.72% due 02/25/27	6.72%	02/25/25	7.72%	02/25/26
PRPM LLC 2021-5, 1.79% due 06/25/26	4.79%	06/25/24	5.79%	06/25/25
Verus Securitization Trust 2020-5, 1.58% due 05/25/65	2.58%	10/26/24	—	—

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Guggenheim Strategy Funds”), each of which are open-end management investment companies managed by GI. The Guggenheim Strategy Funds, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Guggenheim Strategy Funds pay no investment management fees. The Guggenheim Strategy Funds’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended March 31, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/24	Shares 03/31/24	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$31,186,426	$733,933	$—	$—	$428,927	$32,349,286	1,315,012	$894,510
Guggenheim Strategy Fund III	31,270,271	704,772	—	—	494,374	32,469,417	1,316,150	858,748
Guggenheim Ultra Short Duration Fund — Institutional Class	30,463,724	730,664	—	—	506,055	31,700,443	3,198,834	870,939
	$92,920,421	$2,169,369	$—	$—	$1,429,356	$96,519,146		$2,624,197

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2024

Assets:
Investments in unaffiliated issuers, at value (cost $4,556,486,112)	$4,406,844,968
Investments in affiliated issuers, at value (cost $96,046,241)	96,519,146
Segregated cash with broker	5,912,809
Unamortized upfront premiums paid on credit default swap agreements	102,476
Unamortized upfront premiums paid on interest rate swap agreements	4,224
Unrealized appreciation on forward foreign currency exchange contracts	332,573
Prepaid expenses	104,624
Receivables:
Interest	27,045,603
Fund shares sold	6,783,829
Securities sold	758,000
Dividends	439,738
Due from Investment Adviser	2,980
Variation margin on credit default swap agreements	3,931
Total assets	4,544,854,901

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $—)	—
Due to custodian bank	1,055,335
Segregated cash due to broker	915,383
Unamortized upfront premiums received on credit default swap agreements	185,557
Unamortized upfront premiums received on interest rate swap agreements	29,143
Unrealized depreciation on forward foreign currency exchange contracts	11,996
Payable for:
Securities purchased	147,588,921
Fund shares redeemed	8,916,365
Variation margin on interest rate swap agreements	4,425,570
Distributions to shareholders	1,860,441
Management fees	1,007,570
Variation margin on futures contracts	328,875
Transfer agent fees	170,632
Distribution and service fees	135,085
Protection fees on credit default swap agreements	51,441
Fund accounting/administration fees	26,450
Trustees’ fees*	9,659
Miscellaneous	697,441
Total liabilities	167,415,864
Net assets	$4,377,439,037
Net assets consist of:
Paid in capital	$4,640,632,394
Total distributable earnings (loss)	(263,193,357)
Net assets	$4,377,439,037
Class A:
Net assets	$395,365,572
Capital shares outstanding	16,402,335
Net asset value per share	$24.10
Maximum offering price per share (Net asset value divided by 97.75%)	$24.65
Class C:
Net assets	$50,504,252
Capital shares outstanding	2,096,627
Net asset value per share	$24.09
Class P:
Net assets	$42,710,373
Capital shares outstanding	1,771,950
Net asset value per share	$24.10

Institutional Class:
Net assets	$3,539,138,077
Capital shares outstanding	146,854,787
Net asset value per share	$24.10
Class R6:
Net assets	$349,720,763
Capital shares outstanding	14,517,172
Net asset value per share	$24.09

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

LIMITED DURATION FUND

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2024

Investment Income:
Dividends from securities of unaffiliated issuers	$5,953
Dividends from securities of affiliated issuers	2,624,197
Interest	103,052,121
Total investment income	105,682,271

Expenses:
Management fees	8,212,256
Distribution and service fees:
Class A	493,451
Class C	259,992
Class P	62,648
Transfer agent/maintenance fees:
Institutional Class	762,104
Class A	86,140
Class C	14,544
Class P	23,760
Class R6	3,238
Fund accounting/administration fees	832,054
Interest expense	204,336
Professional fees	177,524
Line of credit fees	84,799
Trustees’ fees*	40,610
Custodian fees	9,150
Miscellaneous	297,931
Recoupment of previously waived fees:
Class A	10,347
Class C	1,507
Institutional Class	496,384
Class R6	2,576
Total expenses	12,075,351
Less:
Class A	(3,811)
Class C	(3,636)
Class P	(12,008)
Institutional Class	(469,344)
Class R6	(886)
Expenses waived by Adviser	(692,856)
Total waived/reimbursed expenses	(1,182,541)
Net expenses	10,892,810
Net investment income	94,789,461

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(11,773,844)
Swap agreements	(4,287,978)
Options purchased	(1,398,465)
Options written	(1,055,134)
Forward foreign currency exchange contracts	(183,748)
Foreign currency transactions	(32,169)
Net realized loss	(18,731,338)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	110,650,753
Investments in affiliated issuers	1,429,356
Swap agreements	177,488
Futures contracts	(675,902)
Options purchased	504,571
Options written	843,399
Forward foreign currency exchange contracts	(191,291)
Foreign currency translations	17,418
Net change in unrealized appreciation (depreciation)	112,755,792
Net realized and unrealized gain	94,024,454
Net increase in net assets resulting from operations	$188,813,915

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$94,789,461	$161,809,974
Net realized loss on investments	(18,731,338)	(76,942,694)
Net change in unrealized appreciation (depreciation) on investments	112,755,792	137,680,504
Net increase in net assets resulting from operations	188,813,915	222,547,784

Distributions to shareholders:
Class A	(9,061,525)	(16,755,868)
Class C	(1,000,695)	(1,778,619)
Class P	(1,157,868)	(2,575,520)
Institutional Class	(81,958,790)	(136,965,962)
Class R6	(7,794,614)	(5,921,753)
Total distributions to shareholders	(100,973,492)	(163,997,722)

Capital share transactions:
Proceeds from sale of shares
Class A	97,235,024	134,134,218
Class C	6,397,841	14,149,452
Class P	1,302,159	9,238,532
Institutional Class	972,043,877	1,552,067,621
Class R6	34,904,300	339,029,073
Distributions reinvested
Class A	7,648,179	13,736,751
Class C	868,011	1,490,112
Class P	1,148,447	2,558,616
Institutional Class	69,768,724	113,710,269
Class R6	7,673,328	5,772,795
Cost of shares redeemed
Class A	(110,755,337)	(311,444,561)
Class C	(11,316,419)	(25,891,808)
Class P	(15,472,359)	(39,029,342)
Institutional Class	(818,889,150)	(2,378,071,191)
Class R6	(7,645,681)	(63,202,366)
Net increase (decrease) from capital share transactions	234,910,944	(631,751,829)
Net increase (decrease) in net assets	322,751,367	(573,201,767)

Net assets:
Beginning of period	4,054,687,670	4,627,889,437
End of period	$4,377,439,037	$4,054,687,670

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Capital share activity:
Shares sold
Class A	4,066,393	5,673,976
Class C	267,801	601,182
Class P	54,395	393,536
Institutional Class	40,743,084	65,761,074
Class R6	1,454,756	14,311,441
Shares issued from reinvestment of distributions
Class A	319,658	582,051
Class C	36,314	63,143
Class P	48,025	108,402
Institutional Class	2,916,031	4,817,987
Class R6	320,850	243,986
Shares redeemed
Class A	(4,628,394)	(13,221,104)
Class C	(473,737)	(1,100,053)
Class P	(646,280)	(1,654,015)
Institutional Class	(34,306,993)	(100,931,627)
Class R6	(320,449)	(2,675,457)
Net increase (decrease) in shares	9,851,454	(27,025,478)

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$23.61	$23.28	$25.42	$25.57	$24.68	$24.70
Income (loss) from investment operations:
Net investment income (loss)[b]	.51	.87	.42	.34	.40	.54
Net gain (loss) on investments (realized and unrealized)	.53	.35	(2.04)	.01 [j]	.94	.01
Total from investment operations	1.04	1.22	(1.62)	.35	1.34	.55
Less distributions from:
Net investment income	(.55)	(.89)	(.43)	(.38)	(.45)	(.57)
Net realized gains	—	—	(.09)	(.12)	—	— [c]
Total distributions	(.55)	(.89)	(.52)	(.50)	(.45)	(.57)
Net asset value, end of period	$24.10	$23.61	$23.28	$25.42	$25.57	$24.68

Total Return[d]	4.42%	5.31%	(6.42%)	1.38%	5.51%	2.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$395,366	$392,937	$549,667	$855,473	$625,386	$570,353
Ratios to average net assets:
Net investment income (loss)	4.29%	3.70%	1.69%	1.32%	1.60%	2.18%
Total expenses[e]	0.77%	0.80%	0.80%	0.79%	0.84%	0.83%
Net expenses[f,g,h]	0.73%	0.75%	0.74%	0.74%	0.77%	0.75%
Portfolio turnover rate	17%	28%	23%	80%	123%	72%

Class C	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$23.59	$23.27	$25.41	$25.55	$24.66	$24.68
Income (loss) from investment operations:
Net investment income (loss)[b]	.42	.70	.24	.15	.21	.35
Net gain (loss) on investments (realized and unrealized)	.54	.33	(2.04)	.02 [j]	.95	.02
Total from investment operations	.96	1.03	(1.80)	.17	1.16	.37
Less distributions from:
Net investment income	(.46)	(.71)	(.25)	(.19)	(.27)	(.39)
Net realized gains	—	—	(.09)	(.12)	—	— [c]
Total distributions	(.46)	(.71)	(.34)	(.31)	(.27)	(.39)
Net asset value, end of period	$24.09	$23.59	$23.27	$25.41	$25.55	$24.66

Total Return[d]	4.04%	4.48%	(7.13%)	0.67%	4.72%	1.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,504	$53,465	$62,864	$90,205	$86,143	$85,100
Ratios to average net assets:
Net investment income (loss)	3.54%	2.96%	0.96%	0.58%	0.85%	1.42%
Total expenses[e]	1.53%	1.60%	1.58%	1.58%	1.61%	1.60%
Net expenses[f,g,h]	1.48%	1.50%	1.49%	1.49%	1.52%	1.50%
Portfolio turnover rate	17%	28%	23%	80%	123%	72%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$23.61	$23.28	$25.42	$25.57	$24.68	$24.70
Income (loss) from investment operations:
Net investment income (loss)[b]	.51	.87	.42	.34	.40	.54
Net gain (loss) on investments (realized and unrealized)	.53	.35	(2.04)	.01 [j]	.94	.01
Total from investment operations	1.04	1.22	(1.62)	.35	1.34	.55
Less distributions from:
Net investment income	(.55)	(.89)	(.43)	(.38)	(.45)	(.57)
Net realized gains	—	—	(.09)	(.12)	—	— [c]
Total distributions	(.55)	(.89)	(.52)	(.50)	(.45)	(.57)
Net asset value, end of period	$24.10	$23.61	$23.28	$25.42	$25.57	$24.68

Total Return	4.42%	5.31%	(6.42%)	1.38%	5.50%	2.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,710	$54,668	$80,735	$155,465	$150,623	$108,691
Ratios to average net assets:
Net investment income (loss)	4.28%	3.69%	1.67%	1.33%	1.60%	2.18%
Total expenses[e]	0.81%	0.82%	0.95%	0.83%	0.90%	0.88%
Net expenses[f,g,h]	0.73%	0.75%	0.74%	0.74%	0.77%	0.75%
Portfolio turnover rate	17%	28%	23%	80%	123%	72%

Institutional Class	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021		Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$23.60	$23.28	$25.42	$25.56		$24.67	$24.69
Income (loss) from investment operations:
Net investment income (loss)[b]	.54	.93	.49	.40		.46	.60
Net gain (loss) on investments (realized and unrealized)	.54	.34	(2.05)	.03	J	.95	.01
Total from investment operations	1.08	1.27	(1.56)	.43		1.41	.61
Less distributions from:
Net investment income	(.58)	(.95)	(.49)	(.45)		(.52)	(.63)
Net realized gains	—	—	(.09)	(.12)		—	— [c]
Total distributions	(.58)	(.95)	(.58)	(.57)		(.52)	(.63)
Net asset value, end of period	$24.10	$23.60	$23.28	$25.42		$25.56	$24.67

Total Return	4.59%	5.53%	(6.19%)	1.67%		5.77%	2.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,539,138	$3,245,439	$3,907,125	$4,960,578		$2,911,309	$2,421,315
Ratios to average net assets:
Net investment income (loss)	4.54%	3.96%	1.97%	1.58%		1.85%	2.43%
Total expenses[e]	0.54%	0.59%	0.56%	0.56%		0.59%	0.57%
Net expenses[f,g,h]	0.48%	0.50%	0.49%	0.49%		0.52%	0.50%
Portfolio turnover rate	17%	28%	23%	80%		123%	72%

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class R6	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021		Year Ended September 30, 2020	Period Ended September 30, 2019[i]
Per Share Data
Net asset value, beginning of period	$23.59	$23.26	$25.40	$25.55		$24.66	$24.58
Income (loss) from investment operations:
Net investment income (loss)[b]	.55	1.00	.48	.40		.48	.31
Net gain (loss) on investments (realized and unrealized)	.53	.29	(2.04)	.02	J	.93	.14
Total from investment operations	1.08	1.29	(1.56)	.42		1.41	.45
Less distributions from:
Net investment income	(.58)	(.96)	(.49)	(.45)		(.52)	(.37)
Net realized gains	—	—	(.09)	(.12)		—	— [c]
Total distributions	(.58)	(.96)	(.58)	(.57)		(.52)	(.37)
Net asset value, end of period	$24.09	$23.59	$23.26	$25.40		$25.55	$24.66

Total Return	4.62%	5.60%	(6.19%)	1.64%		5.78%	1.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$349,721	$308,179	$27,499	$44,232		$31,315	$314,764
Ratios to average net assets:
Net investment income (loss)	4.58%	4.22%	1.94%	1.58%		1.96%	2.24%
Total expenses[e]	0.47%	0.49%	0.49%	0.49%		0.53%	0.51%
Net expenses[f,g,h]	0.44%	0.46%	0.49%	0.49%		0.52%	0.50%
Portfolio turnover rate	17%	28%	23%	80%		123%	72%

[a]	Unaudited figures for the period ended March 31, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/24[a]	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	0.01%	0.01%	0.00%*	—	0.00%*	0.00%*
Class C	0.01%	0.01%	—	—	0.00%*	—
Class P	—	0.00%*	—	—	0.00%*	0.00%*
Institutional Class	0.03%	0.00%*	—	—	0.00%*	0.00%*
Class R6	0.00%*	0.02%	0.02%	0.01%	0.00%*	0.00%*

*	Less than 0.01%.

[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	03/31/24[a]	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	0.72%	0.72%	0.73%	0.73%	0.75%	0.75%
Class C	1.47%	1.48%	1.48%	1.48%	1.50%	1.50%
Class P	0.72%	0.72%	0.73%	0.73%	0.75%	0.75%
Institutional Class	0.47%	0.47%	0.48%	0.48%	0.50%	0.50%
Class R6	0.42%	0.44%	0.48%	0.48%	0.50%	0.50%[i]

[i]	Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[j]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: Class A shares, Class C shares, Class P shares, Class R6 shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of Class A shares. Class A shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. Class A share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. Class C shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Class C shares automatically convert to Class A shares on or about the 10th day of the month following the 8-year anniversary of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. Class R6 shares are offered primarily through qualified retirement and benefit plans. Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI” or the “Adviser”) may also be eligible to purchase Class R6 shares subject to a $2 million minimum initial investment. At March 31, 2024, the Trust consisted of eighteen funds (the “Funds”).

This report covers the Limited Duration Fund (the “Fund”), a diversified investment company. At March 31, 2024, Class A, Class C, Class P, Institutional Class, and Class R6 shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor of the Fund’s shares. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities attributable to the share class by the number of outstanding shares of the share class on the specified date.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) adopted policies and procedures for the valuation of the Fund’s investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service providers.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADR”) trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by a pricing service provider in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by pricing service providers, using the last traded fill price, or at the reported bid price at the close of business on the valuation date.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using a pricing service provider.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Typically, loans are valued using information provided by a pricing service provider which uses broker quotes, among other inputs. If the pricing service provider cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using a price provided by a pricing service provider.

Futures contracts are valued on the basis of the last sale price as of 4:00 p.m. on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation of the underlying securities would provide a more accurate valuation of the futures contract.

Interest rate swap agreements entered into by the Fund are valued on the basis of the last sale price on the primary exchange on which the swap is traded.

Other swap agreements entered into by the Fund are generally valued using an evaluated price provided by a pricing service provider.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Fund’s Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. Recently, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(e) Short Sales

When the Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(f) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

The Fund may purchase and write options on swaptions primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

agreed upon interest rate swap agreement at any time before the expiration of the options. The swaptions are forward premium swaptions which have extended settlement dates.

(g) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(h) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(i) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(j) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(k) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2024, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(l) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(m) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(n) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(o) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended March 31, 2024, are disclosed in the Statement of Operations.

(p) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at March 31, 2024.

(q) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(r) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Fund’s Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge,	$463,933,333	$—

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Fund held written call options for 17 days during the period. The average notional amount of call options written during the days held was $64,550,000.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with the Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Fund’s Statement of Assets and Liabilities; securities held as collateral are noted on the Fund’s Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Index exposure, Income	$351,264,079	$—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge	$1,210,500,000	$168,000,000

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Index exposure, Income	$—	$52,835,833

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

Use	Purchased	Sold
Index exposure, Income	$1,034,747	$27,724,955

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2024:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest rate futures contracts	—	Variation margin on futures contracts
Interest rate swap contracts	Unamortized upfront premiums paid on interest rate swap agreements	Unamortized upfront premium received on interest rate swap agreements
Variation margin on interest rate swap agreements
Credit default swap contracts	Unamortized upfront premiums paid on credit default swap agreements	Unamortized upfront premiums received on credit default swap agreements
Variation margin on credit default swap agreements
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2024:

Asset Derivative Investments Value
Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total Value at March 31, 2024
$—	$2,852,899	$2,554	$332,573	$20,821	$3,208,847

Liability Derivative Investments Value
Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total Value at March 31, 2024
$675,902	$7,539,616	$2,252,563	$11,996	$—	$10,480,077

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Fund’s Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended March 31, 2024:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest rate futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts
Interest/Credit swap agreements	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Interest rate option contracts	Net realized gain (loss) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options purchased
Net change in unrealized appreciation (depreciation) on options written
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Fund’s Statement of Operations categorized by primary risk exposure for the period ended March 31, 2024:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total
$—	$(2,891,863)	$(1,396,115)	$(183,748)	$(1,398,465)	$(1,055,134)	$(6,925,325)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total
$(675,902)	$1,468,310	$(1,290,822)	$(191,291)	$504,571	$843,399	$658,265

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Fund’s Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Fund’s Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$332,573	$—	$332,573	$(11,996)	$(280,000)	$40,577
Options Purchased	20,821	—	20,821	—	(10,113)	10,708

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$11,996	$—	$11,996	$(11,996)	$—	$—

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2024.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Forward foreign currency exchange contracts, Options	$—	$280,000
BofA Securities, Inc.	Credit default swap agreements	2,842,630	485,383
BofA Securities, Inc.	Futures contracts	1,640,000	—
BofA Securities, Inc.	Interest rate swap agreements	1,430,179	—
Goldman Sachs International	Options	—	90,000
Morgan Stanley Capital Services LLC	Options	—	60,000
		5,912,809	915,383

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Pricing service providers are used to value a majority of the Fund’s investments. When values are not available from a pricing service provider, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a pricing service provider based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees on a monthly basis calculated daily at an annualized rate of 0.39% of the average daily net assets of the Fund.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of Class A, Class C and Class P shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s Class A and Class P shares, and 1.00% of the average daily net assets of the Fund’s Class C shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Class A	0.75%	12/01/13	02/01/25
Class C	1.50%	12/01/13	02/01/25
Class P	0.75%	05/01/15	02/01/25
Institutional Class	0.50%	12/01/13	02/01/25
Class R6	0.50%	03/13/19	02/01/25

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2024, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2024	2025	2026	2027	Fund Total
Class A	$322,506	$400,848	$95,368	$3,811	$822,533
Class C	78,917	68,209	36,276	3,636	187,038
Class P	146,208	202,943	28,742	12,008	389,901
Institutional Class	2,063,773	3,164,191	2,123,104	469,344	7,820,412
Class R6	—	—	—	—	—

For the period ended March 31, 2024, GI recouped $510,814 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing fund level without regard to any expense cap, if any, in effect for the investing fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended March 31, 2024, the Fund waived $38,837 related to investments in affiliated funds.

For the period ended March 31, 2024, GFD retained sales charges of $77,213 relating to sales of Class A shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At March 31, 2024, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$4,652,532,451	$9,245,908	$(165,706,296)	$(156,460,388)

Note 7 – Securities Transactions

For the period ended March 31, 2024, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$366,102,738	$625,342,861

For the period ended March 31, 2024, the cost of purchases and proceeds from sales of government securities were as follows:

Purchases	Sales
$378,860,407	$—

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. For the period ended March 31, 2024, the Fund did not engage in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act.

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of March 31, 2024. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of March 31, 2024, were as follows:

Borrower	Maturity Date	Face Amount	Value
Datix Bidco Ltd.	05/16/24	$4,720,000	$—
Fontainbleau Vegas	01/31/26	45,236	—
Lightning A	03/01/37	2,240,000	—
Thunderbird A	03/01/37	2,240,000	—
			$—

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Cascade Funding Mortgage Trust
2018-RM2 4.00% (WAC) due 10/25/68[1]	11/02/18	$4,301,158	$4,265,428
Cascade Funding Mortgage Trust
2019-RM3 2.80% (WAC) due 06/25/69[1]	06/25/19	448,435	438,416
CFMT LLC
2022-HB9 3.25% (WAC) due 09/25/37[1]	09/23/22	1,869,261	1,911,777
Copper River CLO Ltd.
2007-1A INC, due 01/20/21[2]	05/09/14	—	50
Towd Point Revolving Trust
4.83% due 09/25/64	03/17/22	18,499,999	18,398,250
		$25,118,853	$25,013,921

1

Variable rate security. Rate indicated is the rate effective at March 31, 2024. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

2	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

Note 10 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the period ended March 31, 2024, the Fund entered into reverse repurchase agreements as follows:

Number of Days Outstanding	Balance at March 31, 2024		Average Balance Outstanding	Average Interest Rate
8	$—	*	$171,652,188	5.45%

*	As of March 31, 2024, the Fund had no open reverse repurchase agreements.

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,150,000,000 line of credit from Citibank, N.A., which was in place through September 29, 2023, at which time a new line of credit was entered into in the amount of $1,165,000,000. The Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Fund’s Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the period ended March 31, 2024.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Note 12 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social orfinancial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Fund in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 13 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at https://www.sec.gov. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on our website at www.guggenheiminvestments.com, and will be made available, upon request and without charge, by calling 800.820.0888.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	153

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (consulting firm) (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	152

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, Lydon Media (2016-present); Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX Group (financial advisor content, research and digital distribution provider) (2022-present). Former: Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-2023); Director, GDX Index Partners, LLC (index provider) (2021-2023).	152

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (2023-present); The 2023 ETF Series II (1) (2023-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel (formerly Partner), Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	153

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); Endeavor Health (2012-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	152

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

				152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and/or Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	152

Former: Guggenheim Energy & Income Fund (2018-2023); Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Adviser and/or the parent of the Adviser.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards and Senior Managing Director, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present). Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

This page intentionally left blank.

3.31.2024

Guggenheim Funds Semi-Annual Report

Guggenheim Macro Opportunities Fund

GuggenheimInvestments.com	MO-SEMI-0324x0924

GUGGENHEIM

Fast, Convenient, and Secure
Sign up for eDelivery from Guggenheim

Guggenheim's eDelivery service allows you to waive postal delivery and provides a fast, convenient, and secure way to access your account documents and shareholder communications such as statements, confirmations, prospectuses, and annual and semi-annual reports.

With Guggenheim's eDelivery service, you can:

- Receive important account information faster
- Reduce the chance of mail fraud and identity theft
- Positively impact the environment
- Increase shareholder value by reducing printing and mailing costs

For more information, visit *GuggenheimInvestments.com/eDelivery* or call our Client Services group at 800 820 0888.

It's easy to enroll:

To register your account and begin receiving some or all of your shareholder communications electronically, follow these simple steps:

1. **Go to** *GuggenheimInvestments.com/myaccount*

   If you are a new user, you can also establish your User ID and password here.
2. **Log into your account**
3. **Select "Profile" on the left**
4. **Select "Edit Delivery" at the bottom**
5. **Select the eDelivery radio buttons**
6. **Enter your email address, and check the box that you have read the Terms and Conditions**
7. **Hit "Submit"**

GI-GOGREEN-1023 x1024 #59091

Guggenheim Investments eDelivery Service Notice

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
MACRO OPPORTUNITIES FUND	9
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	71
OTHER INFORMATION	98
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	100
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	110

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2024

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Macro Opportunities Fund (the “Fund”) for the semi-annual fiscal period ended March 31, 2024 (the “Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

April 30, 2024

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Macro Opportunities Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● There can be no guarantee the Fund will achieve its investment objective. ● The Fund’s market value will change in response to interest rate changes and market and economic conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The intrinsic value of the underlying stocks in which the Fund invests may never be realized or the stock may decline in value. ● When market conditions are deemed appropriate,

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

March 31, 2024

the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ●The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● A highly liquid secondary market may not exist for the commodity-linked structured notes the Fund may invest in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ●It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2024

While job growth remains robust, recent labor data brought increased confidence in a labor market in better balance, allowing for inflation to soften further. Labor force growth remains strong, aided by high immigration flows, helping bring labor supply in line with gradually cooling demand. The Small Business Survey indicates that plans to increase compensation have returned to pre-COVID levels. Additionally, Bureau of Labor Statistics data reveal a continued decline in the “quits rate,” reducing the pressure on businesses to raise wages to attract or retain employees. These developments suggest wage pressures may ease further by year end. And despite some speculation against any Federal Reserve (the “Fed”) rate cuts materializing in 2024, we continue to anticipate cuts later this year.

Following the stronger-than-expected March Consumer Price Index, we believe that there is a high probability that the easing cycle will start in the second half of the year, since the Fed will likely need more time to gather confirming data. In the latest Summary of Economic Projections, the Federal Open Market Committee (“FOMC”) significantly increased the median forecast for 2024 U.S. gross domestic product, slightly increased it for core personal consumption expenditures year over year, and continues to expect no material increase in the unemployment rate. These adjustments left the median view for three rate cuts for 2024, which suggests the bar is very high for the Fed to keep rates where they are all year, and even higher for more rate hikes to materialize.

Amid this macroeconomic backdrop, in the first quarter of 2024 the two-year Treasury yield increased to 4.59% from 4.23%, and the 10-year Treasury yield increased to 4.20% from 3.88%, keeping the inverted 2s/10s yield curve consistent at 39 basis points as of the end of the Reporting Period, up four basis points since the start of the year. One basis point equals 0.01%. In general, spreads to Treasurys have remained tight across sectors. In investment-grade corporate bonds, BBB-rated bonds continued to remain attractive relative to A and BB-rated bonds, and supply slowed toward the end of the first quarter of 2024, which we believe should support spreads in the near term. High yield bond spreads tightened during the first quarter of 2024 to 301 basis points from 323 basis points at the start of the year, while leveraged loans’ discount margins to maturity tightened to 509 basis points from 528 basis points. Structured credit spreads tightened marginally amid strong demand. Investor demand and an improved arbitrage led to robust new collateralized loan obligation issuance, and tightening liabilities led to an increase in refinances/resets.

Looking forward, Fed officials continue to advocate for a patient approach. A conventional easing cycle is therefore far from guaranteed. Market expectations have already adjusted significantly from market-implied expectations of six rate cuts in 2024 just two months ago to only three as of the end of the Reporting Period, aligning more closely with the FOMC’s views. So far, the market has taken this delay in stride, but its patience and assessment of credit risk could be tested.

For the Reporting Period, the S&P 500® Index* returned 23.48%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 17.01%. The return of the MSCI Emerging Markets Index* was 10.56%.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2024

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 5.99% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 8.75%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 2.69% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2023 and ending March 31, 2024.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Class A	1.30%	6.39%	$1,000.00	$1,063.90	$6.71
Class C	2.03%	6.02%	1,000.00	1,060.20	10.46
Class P	1.32%	6.38%	1,000.00	1,063.80	6.81
Institutional Class	0.91%	6.59%	1,000.00	1,065.90	4.70
Class R6	0.91%	6.59%	1,000.00	1,065.90	4.70

Table 2. Based on hypothetical 5% return (before expenses)
Class A	1.30%	5.00%	$1,000.00	$1,018.50	$6.56
Class C	2.03%	5.00%	1,000.00	1,014.85	10.23
Class P	1.32%	5.00%	1,000.00	1,018.40	6.66
Institutional Class	0.91%	5.00%	1,000.00	1,020.45	4.60
Class R6	0.91%	5.00%	1,000.00	1,020.45	4.60

[1]

This ratio represents annualized net expenses, which may include short interest expense. Excluding these expenses, the operating expense ratios for the Fund would be 1.29%, 2.02%, 1.31%, 0.90% and 0.90% for the Class A, Class C, Class P, Institutional Class and Class R6, respectively. Excludes expenses of the underlying funds in which the Fund invests.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2023 to March 31, 2024.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

MACRO OPPORTUNITIES FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
Class A	November 30, 2011
Class C	November 30, 2011
Class P	May 1, 2015
Institutional Class	November 30, 2011
Class R6	March 13, 2019

Ten Largest Holdings	% of Total Net Assets
U.S. Treasury Notes, 4.25%	5.5%
Guggenheim Limited Duration Fund — Class R6	2.0%
Fannie Mae, 5.50%	1.6%
SPDR S&P 500 ETF Trust	1.0%
Freddie Mac, 5.50%	0.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	0.8%
VanEck Gold Miners ETF	0.6%
BP Capital Markets plc, 4.88%	0.6%
Guggenheim Strategy Fund III	0.5%
Fortress Credit Opportunities IX CLO Ltd., 8.38%	0.5%
Top Ten Total	13.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2024

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	15.5%
AA	1.2%
A	10.2%
BBB	15.5%
BB	14.6%
B	15.0%
CCC	2.3%
CC	2.6%
C	0.1%
NR2	4.6%
Other Instruments	18.4%
Total Investments	100.0%

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Average Annual Returns*

Periods Ended March 31, 2024

	6 Month†	1 Year	5 Year	10 Year
Class A Shares	6.39%	7.91%	3.08%	3.16%
Class A Shares with sales charge‡	2.12%	3.59%	2.24%	2.66%
Class C Shares	6.02%	7.13%	2.31%	2.40%
Class C Shares with CDSC§	5.02%	6.13%	2.31%	2.40%
Institutional Class Shares	6.59%	8.32%	3.48%	3.55%
ICE BofA 3-Month U.S. Treasury Bill Index	2.69%	5.27%	2.03%	1.38%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
Class P Shares	6.38%	7.89%	3.08%	3.15%
ICE BofA 3-Month U.S. Treasury Bill Index	2.69%	5.27%	2.03%	1.55%

	6 Month†	1 Year	5 Year	Since Inception (03/13/19)
Class R6 Shares	6.59%	8.32%	3.49%	3.47%
ICE BofA 3-Month U.S. Treasury Bill Index	2.69%	5.27%	2.03%	2.04%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Shares	Value
COMMON STOCKS† - 0.1%

Industrial - 0.1%
API Heat Transfer Intermediate*,†††	743	$1,135,916
Schur Flexibles GesmbH*,††	1,661	350,552
YAK BLOCKER 2 LLC*,†††	74,424	149,183
YAK BLOCKER 2 LLC*,†††	68,788	137,886
BP Holdco LLC*,†††,1	37,539	45,503
Targus, Inc.*,†††	12,773	502
Targus, Inc.*,†††	12,773	377
Targus, Inc.*,†††	12,773	290
Vector Phoenix Holdings, LP*,†††	37,539	186
Targus, Inc.*,†††	12,773	1
Total Industrial		1,820,396

Consumer, Cyclical - 0.0%
ATD New Holdings, Inc.*,††	42,478	1,260,195

Financial - 0.0%
Checkers Holdings, Inc.*,†††	158,620	631,308
Pershing Square Tontine Holdings, Ltd. — Class A*,†††,2	6,864,930	686
Tensor Ltd.*,†††	1,173,803	117
Total Financial		632,111

Technology - 0.0%
Qlik Technologies, Inc. - Class A*,†††	177	289,164
Qlik Technologies, Inc. - Class B*,†††	43,738	4
Total Technology		289,168

Consumer, Non-cyclical - 0.0%
Cengage Learning Holdings II, Inc.*,††	21,660	259,920
Save-A-Lot*,†††	1,053,728	7,745
Total Consumer, Non-cyclical		267,665

Utilities - 0.0%
Mountain Creek Power LLC*,††	180,169	180,169

Communications - 0.0%
Vacasa, Inc. — Class A*	25,191	171,802

Energy - 0.0%
Permian Production Partners LLC*,†††	573,522	24,286

Total Common Stocks
(Cost $10,251,489)		4,645,792

PREFERRED STOCKS†† - 4.7%
Financial - 3.9%
Citigroup, Inc.
3.88%	30,600,000	28,879,454
4.00%	13,100,000	12,559,576
7.38%	1,400,000	1,455,667
Markel Group, Inc.
6.00%	29,050,000	28,812,040
Wells Fargo & Co.
3.90%	25,750,000	24,499,227
Equitable Holdings, Inc.
4.95%	24,550,000	23,992,452
Kuvare US Holdings, Inc.
7.00% due 02/17/51[3]	19,150,000	19,341,500
Goldman Sachs Group, Inc.
4.13%	20,500,000	19,027,669
Bank of New York Mellon Corp.
3.75%	20,550,000	18,836,132
Bank of America Corp.
4.38%	13,850,000	12,983,579
6.13%	5,800,000	5,815,840
Charles Schwab Corp.
4.00%	18,700,000	15,778,213

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Shares	Value
MetLife, Inc.
3.85%	12,200,000	$11,726,683
JPMorgan Chase & Co.
6.88%	10,310,000	10,668,502
Jackson Financial, Inc.
8.00%	284,000	7,545,880
CNO Financial Group, Inc.
5.13% due 11/25/60	324,000	7,066,440
Selective Insurance Group, Inc.
4.60%	246,000	4,639,560
Assurant, Inc.
5.25% due 01/15/61	22,750	518,700
Reinsurance Group of America, Inc.
7.13% due 10/15/52	5,650	146,278
First Republic Bank
4.50%*	238,300	7,149
4.25%*	803,675	161
Total Financial		254,300,702

Communications - 0.4%
AT&T Mobility II LLC
6.80%*,†††	27,000	27,088,560

Government - 0.4%
CoBank ACB
4.25%	20,000,000	17,083,077
Farmer Mac
5.75%	355,705	8,544,070
Total Government		25,627,147

Industrial - 0.0%
YAK BLOCKER 2 LLC *,†††	4,088,802	4,032,789
Total Preferred Stocks
(Cost $358,981,065)		311,049,198

WARRANTS† - 0.0%
Ginkgo Bioworks Holdings, Inc.
Expiring 09/16/26*	128,004	11,521
Pershing Square Tontine Holdings, Ltd. — Class A
Expiring 07/24/25*,†††,2	762,770	76
Total Warrants
(Cost $296,403)		11,597

EXCHANGE-TRADED FUNDS† - 1.6%
SPDR S&P 500 ETF Trust	125,000	65,383,750
VanEck Gold Miners ETF	1,313,402	41,529,771
Total Exchange-Traded Funds
(Cost $115,546,461)		106,913,521

MUTUAL FUNDS† - 4.6%
Guggenheim Limited Duration Fund — Class R6[1]	5,334,644	128,511,579
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	5,151,315	51,049,534
Guggenheim Strategy Fund III[1]	1,409,355	34,768,794
Guggenheim Risk Managed Real Estate Fund — Institutional Class[1]	1,069,627	34,046,231
Guggenheim Alpha Opportunity Fund — Institutional Class[1]	1,022,808	32,627,564
Guggenheim Strategy Fund II1	809,915	19,923,913
Total Mutual Funds
(Cost $298,321,689)		300,927,615

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Shares	Value
MONEY MARKET FUNDS† - 3.5%
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 5.17%[4]	126,805,399	$126,805,399
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 5.20%[4]	100,695,163	100,695,163
Western Asset Institutional U.S. Treasury Reserves — Institutional Shares, 5.19%[4]	585,304	585,304
Total Money Market Funds
(Cost $228,085,866)		228,085,866

	Face Amount~
CORPORATE BONDS†† - 28.0%
Financial - 8.5%
Pershing Square Holdings Ltd.
3.25% due 10/01/31[3]	31,500,000	25,556,769
3.25% due 11/15/30	13,320,000	11,201,987
Wilton RE Ltd.
6.00%[3,5,6]	31,350,000	27,889,679
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
3.88% due 03/01/31[3]	21,650,000	18,861,464
2.88% due 10/15/26[3]	9,250,000	8,546,287
GLP Capital Limited Partnership / GLP Financing II, Inc.
4.00% due 01/15/31	22,640,000	20,202,041
5.30% due 01/15/29	6,950,000	6,833,824
NFP Corp.
6.88% due 08/15/28[3]	16,700,000	16,913,142
7.50% due 10/01/30[3]	4,150,000	4,372,050

4.88% due 08/15/28[3]	3,950,000	3,958,943
Liberty Mutual Group, Inc.
4.30% due 02/01/61[3]	36,940,000	23,509,277
CBS Studio Center
8.32% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 01/09/25◊,†††	22,000,000	22,180,419
Host Hotels & Resorts, LP
3.50% due 09/15/30	24,000,000	21,341,444
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[3]	23,000,000	21,150,510
Iron Mountain, Inc.
5.63% due 07/15/32[3]	20,000,000	18,891,690
4.50% due 02/15/31[3]	925,000	834,570
FS KKR Capital Corp.
3.25% due 07/15/27	21,000,000	19,120,353
LPL Holdings, Inc.
4.00% due 03/15/29[3]	14,788,000	13,596,077
4.38% due 05/15/31[3]	5,500,000	5,005,779
Mitsubishi UFJ Financial Group, Inc.
5.42% due 02/22/29[6]	18,050,000	18,239,060
Starwood Property Trust, Inc.
4.38% due 01/15/27[3]	19,000,000	17,872,359
United Wholesale Mortgage LLC
5.50% due 04/15/29[3]	7,150,000	6,762,462
5.50% due 11/15/25[3]	6,300,000	6,243,207
5.75% due 06/15/27[3]	4,550,000	4,423,843
OneMain Finance Corp.
9.00% due 01/15/29	7,150,000	7,586,951
4.00% due 09/15/30	7,250,000	6,204,884
7.88% due 03/15/30	2,225,000	2,295,245
Global Atlantic Finance Co.
4.70% due 10/15/51[3,6]	11,350,000	10,228,891
7.95% due 06/15/33[3]	2,289,000	2,540,159

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
6.75% due 03/15/54[3]		2,091,000	$2,144,975
Hampton Roads PPV LLC
6.62% due 06/15/53†††,3		16,560,000	13,767,312
Sherwood Financing plc
4.50% due 11/15/26[3]	EUR	13,600,000	13,490,971
Hunt Companies, Inc.
5.25% due 04/15/29[3]		13,700,000	12,509,489
Lloyds Banking Group plc
5.87% due 03/06/29[6]		12,100,000	12,295,696
Kennedy-Wilson, Inc.
5.00% due 03/01/31		14,669,000	11,414,735
4.75% due 02/01/30		250,000	199,420
4.75% due 03/01/29		25,000	20,581
Corebridge Financial, Inc.
6.88% due 12/15/52[6]		10,750,000	10,762,884
First American Financial Corp.
4.00% due 05/15/30		11,760,000	10,690,775
Nationstar Mortgage Holdings, Inc.
5.00% due 02/01/26[3]		9,810,000	9,600,109
Jane Street Group / JSG Finance, Inc.
4.50% due 11/15/29[3]		9,650,000	8,928,123
SLM Corp.
3.13% due 11/02/26		8,914,000	8,278,953
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[3]		11,550,000	8,105,610
QBE Insurance Group Ltd.
5.88% [3,5,6]		7,550,000	7,473,530
Toronto-Dominion Bank
8.13% due 10/31/82[6]		6,300,000	6,607,774
PartnerRe Finance B LLC
4.50% due 10/01/50[6]		6,460,000	5,887,587
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[3]		5,303,000	5,236,624
Blue Owl Capital GP LLC
7.11% due 08/22/43†††		5,000,000	5,120,976
Bank of Nova Scotia
8.63% due 10/27/82[6]		4,650,000	4,841,585
American Equity Investment Life Holding Co.
5.00% due 06/15/27		4,813,000	4,684,032
Encore Capital Group, Inc.
9.25% due 04/01/29[3]		4,450,000	4,558,476
Horace Mann Educators Corp.
7.25% due 09/15/28		3,600,000	3,845,126
PennyMac Financial Services, Inc.
7.88% due 12/15/29[3]		3,675,000	3,776,228
Alliant Holdings Intermediate LLC / Alliant Holdings Company-Issuer
7.00% due 01/15/31[3]		3,475,000	3,509,816
Accident Fund Insurance Company of America
8.50% due 08/01/32[3]		3,000,000	2,954,853
SBA Communications Corp.
3.13% due 02/01/29		3,100,000	2,735,767
Prudential Financial, Inc.
5.13% due 03/01/52[6]		2,750,000	2,577,695
Jones Deslauriers Insurance Management, Inc.
10.50% due 12/15/30[3]		1,700,000	1,793,891

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[3]	1,726,000	$1,576,305
Atlas Mara Ltd.
due 12/31/21†††,7,8	1,299,836	118,579
Total Financial		561,871,843

Communications - 3.9%
British Telecommunications plc
4.88% due 11/23/81[3,6]	28,200,000	25,056,132
4.25% due 11/23/81[3,6]	5,250,000	4,946,276
McGraw-Hill Education, Inc.
8.00% due 08/01/29[3]	22,634,000	21,274,120
5.75% due 08/01/28[3]	4,600,000	4,333,004
Level 3 Financing, Inc.
4.50% due 04/01/30[3]	19,794,000	12,272,280
11.00% due 11/15/29[3]	5,431,914	5,649,191
4.00% due 04/15/31[3]	7,600,000	4,598,000
10.75% due 12/15/30[3]	2,600,000	2,665,000
Sunrise FinCo I BV
4.88% due 07/15/31[3]	20,200,000	18,028,052
Altice France S.A.
5.13% due 07/15/29[3]	13,250,000	8,957,445
5.50% due 10/15/29[3]	11,760,000	7,981,900
CSC Holdings LLC
4.13% due 12/01/30[3]	20,672,000	14,781,516
4.63% due 12/01/30[3]	2,715,000	1,378,715
LCPR Senior Secured Financing DAC
5.13% due 07/15/29[3]	16,250,000	13,608,946
Vodafone Group plc
5.13% due 06/04/81[6]	16,875,000	12,736,249
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 06/01/33[3]	14,265,000	11,142,694
Cable One, Inc.
4.00% due 11/15/30[3]	12,575,000	9,813,867
Virgin Media Finance plc
5.00% due 07/15/30[3]	11,400,000	9,646,200
AMC Networks, Inc.
4.25% due 02/15/29	10,200,000	7,228,813
10.25% due 01/15/29[3]	2,125,000	2,140,427
Sirius XM Radio, Inc.
4.13% due 07/01/30[3]	8,900,000	7,780,097
3.13% due 09/01/26[3]	850,000	796,216
Paramount Global
4.85% due 07/01/42	3,667,000	2,686,168
5.90% due 10/15/40	2,765,000	2,318,226
4.90% due 08/15/44	1,797,000	1,284,706
5.25% due 04/01/44	1,488,000	1,106,526
4.60% due 01/15/45	624,000	429,862
Match Group Holdings II LLC
4.63% due 06/01/28[3]	7,700,000	7,266,591
Cogent Communications Group, Inc.
7.00% due 06/15/27[3]	7,250,000	7,217,945
Virgin Media Secured Finance plc
4.50% due 08/15/30[3]	7,950,000	6,855,674
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28	7,000,000	6,576,774
VZ Secured Financing BV
5.00% due 01/15/32[3]	6,830,000	5,864,261
Virgin Media Vendor Financing Notes IV DAC
5.00% due 07/15/28[3]	3,650,000	3,348,805
Charter Communications Operating LLC / Charter Communications Operating Capital
3.90% due 06/01/52	3,500,000	2,225,881

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
TripAdvisor, Inc.
7.00% due 07/15/25[3]	1,800,000	$1,795,055
Ziggo BV
4.88% due 01/15/30[3]	1,685,000	1,512,685
Zayo Group Holdings, Inc.
4.00% due 03/01/27[3]	700,000	576,200
Total Communications		257,880,499

Energy - 3.3%
BP Capital Markets plc
4.88%[5,6]	39,360,000	37,550,247
Parkland Corp.
4.63% due 05/01/30[3]	20,000,000	18,437,964
Midwest Connector Capital Company LLC
4.63% due 04/01/29[3]	18,763,000	18,113,520
Targa Resources Partners Limited Partnership / Targa Resources Partners Finance Corp.
6.88% due 01/15/29	12,632,000	12,997,502
4.88% due 02/01/31	5,000,000	4,786,432
ITT Holdings LLC
6.50% due 08/01/29[3]	19,477,000	17,774,699
Occidental Petroleum Corp.
7.95% due 06/15/39	12,735,000	14,978,628
4.50% due 07/15/44	2,850,000	2,231,711
CVR Energy, Inc.
8.50% due 01/15/29[3]	15,975,000	16,175,116
NuStar Logistics, LP
6.38% due 10/01/30	14,506,000	14,599,796
5.63% due 04/28/27	450,000	445,374
Venture Global LNG, Inc.
9.50% due 02/01/29[3]	8,700,000	9,377,408
9.88% due 02/01/32[3]	3,000,000	3,233,232
Global Partners Limited Partnership / GLP Finance Corp.
6.88% due 01/15/29	7,750,000	7,687,533
8.25% due 01/15/32[3]	2,200,000	2,281,497
7.00% due 08/01/27	2,200,000	2,201,243
CQP Holdco Limited Partnership / BIP-V Chinook Holdco LLC
7.50% due 12/15/33[3]	6,550,000	6,741,371
Viper Energy, Inc.
7.38% due 11/01/31[3]	6,100,000	6,341,416
Kinetik Holdings, LP
5.88% due 06/15/30[3]	6,100,000	5,966,570
DT Midstream, Inc.
4.13% due 06/15/29[3]	5,250,000	4,826,493
TransCanada PipeLines Ltd.
6.20% due 03/09/26	3,300,000	3,300,617
HF Sinclair Corp.
6.38% due 04/15/27[3]	2,689,000	2,704,128
Buckeye Partners, LP
4.13% due 03/01/25[3]	2,000,000	1,954,111
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	700,000	663,250
Basic Energy Services, Inc.
due 10/15/23[7]	1,438,000	7,190
Total Energy		215,377,048

Consumer, Cyclical - 3.1%
Hilton Domestic Operating Company, Inc.
4.00% due 05/01/31[3]	15,900,000	14,210,886
3.63% due 02/15/32[3]	4,150,000	3,573,157
5.75% due 05/01/28[3]	525,000	524,220
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[3]	12,785,657	12,856,182
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[3]	11,350,000	10,347,607
5.88% due 03/01/27	660,000	652,499

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Delta Air Lines, Inc.
7.00% due 05/01/25[3]		10,536,000	$10,674,238
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
5.38% due 04/01/26[3]		10,468,000	10,241,293
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[3]		9,333,000	8,315,719
Evergreen Acqco 1 Limited Partnership / TVI, Inc.
9.75% due 04/26/28[3]		7,086,000	7,617,903
Warnermedia Holdings, Inc.
6.41% due 03/15/26		7,200,000	7,200,123
Clarios Global Limited Partnership / Clarios US Finance Co.
6.25% due 05/15/26[3]		6,799,000	6,795,550
Hyatt Hotels Corp.
5.75% due 04/23/30		6,530,000	6,695,836
British Airways Class A Pass Through Trust
4.25% due 11/15/32[3]		7,164,701	6,681,283
Hanesbrands, Inc.
9.00% due 02/15/31[3]		6,100,000	6,267,415
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[3]		6,645,000	6,236,041
Papa John’s International, Inc.
3.88% due 09/15/29[3]		7,025,000	6,229,940
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[3]		6,250,000	6,192,455
Penn Entertainment, Inc.
4.13% due 07/01/29[3]		6,975,000	5,998,154
JB Poindexter & Company, Inc.
8.75% due 12/15/31[3]		5,100,000	5,271,518
Beacon Roofing Supply, Inc.
4.13% due 05/15/29[3]		4,117,000	3,734,159
4.50% due 11/15/26[3]		1,450,000	1,408,874
Boyne USA, Inc.
4.75% due 05/15/29[3]		5,484,000	5,083,516
American Airlines Class AA Pass Through Trust
3.58% due 01/15/28		2,094,740	1,961,290
3.35% due 10/15/29		1,123,724	1,027,992
3.65% due 02/15/29		981,825	926,406
3.15% due 02/15/32		939,598	839,439
Ontario Gaming GTA, LP
8.00% due 08/01/30[3]		4,375,000	4,506,129
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[3]		4,800,000	4,437,830
Asbury Automotive Group, Inc.
4.63% due 11/15/29[3]		4,472,000	4,126,875
Air Canada
4.63% due 08/15/29[3]	CAD	5,550,000	3,902,509
Allwyn Entertainment Financing UK plc
7.88% due 04/30/29[3]		3,450,000	3,535,526
Station Casinos LLC
4.63% due 12/01/31[3]		3,800,000	3,415,421
Scientific Games Holdings Limited Partnership/Scientific Games US FinCo, Inc.
6.63% due 03/01/30[3]		3,500,000	3,383,609
Walgreens Boots Alliance, Inc.
3.45% due 06/01/26		3,350,000	3,194,888
Ritchie Bros Holdings, Inc.
6.75% due 03/15/28[3]		2,950,000	3,009,136

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[3]		2,757,000	$2,760,978
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[3]		2,800,000	2,621,487
Clarios Global, LP
6.75% due 05/15/25[3]		2,476,000	2,478,204
Air Canada Class A Pass Through Trust
5.25% due 04/01/29[3]		2,326,495	2,285,906
United Airlines, Inc.
4.63% due 04/15/29[3]		1,700,000	1,581,000
Acushnet Co.
7.38% due 10/15/28[3]		1,500,000	1,554,409
United Airlines Class AA Pass Through Trust
4.15% due 08/25/31		914,983	855,871
Wyndham Hotels & Resorts, Inc.
4.38% due 08/15/28[3]		700,000	650,735
International Game Technology plc
4.13% due 04/15/26[3]		624,000	604,908
Total Consumer, Cyclical			206,469,116

Industrial - 2.8%
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[3]		17,160,000	15,267,118
XPO, Inc.
6.25% due 06/01/28[3]		14,085,000	14,201,441
New Enterprise Stone & Lime Company, Inc.
5.25% due 07/15/28[3]		9,081,000	8,699,520
9.75% due 07/15/28[3]		5,350,000	5,473,451
TransDigm, Inc.
6.75% due 08/15/28[3]		7,000,000	7,092,386
6.88% due 12/15/30[3]		4,050,000	4,128,550
Standard Industries, Inc.
4.38% due 07/15/30[3]		6,200,000	5,570,980
3.38% due 01/15/31[3]		6,552,000	5,493,613
IP Lending X Ltd.
7.75% due 07/02/29†††,3		9,275,000	9,414,125
Boxer Parent Co, Inc.
6.50% due 10/02/25	EUR	8,550,000	9,214,959
Flowserve Corp.
3.50% due 10/01/30		10,270,000	9,117,982
Dyal Capital Partners IV
3.65% due 02/22/41†††		10,950,000	9,070,082
Arcosa, Inc.
4.38% due 04/15/29[3]		9,400,000	8,662,411
Pactiv Evergreen Group Issuer Incorporated/Pactiv Evergreen Group Issuer LLC
4.00% due 10/15/27[3]		7,943,000	7,409,516
GrafTech Finance, Inc.
4.63% due 12/15/28[3]		10,000,000	6,430,707
Deuce FinCo plc
5.50% due 06/15/27[3]	GBP	5,350,000	6,388,466
Atkore, Inc.
4.25% due 06/01/31[3]		6,875,000	6,096,850
Masonite International Corp.
3.50% due 02/15/30[3]		6,350,000	5,617,980
TopBuild Corp.
3.63% due 03/15/29[3]		5,550,000	5,041,644
GrafTech Global Enterprises, Inc.
9.88% due 12/15/28[3]		6,520,000	4,839,780
Artera Services LLC
8.50% due 02/15/31[3]		4,525,000	4,639,225
SCIL IV LLC / SCIL USA Holdings LLC
9.50% due 07/15/28	EUR	3,500,000	4,115,257
Enviri Corp.
5.75% due 07/31/27[3]		4,125,000	3,884,015
Adevinta ASA
3.00% due 11/15/27[3]	EUR	3,433,000	3,722,664
Summit Materials LLC / Summit Materials Finance Corp.
7.25% due 01/15/31[3]		3,150,000	3,274,069

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Miter Brands Acquisition Holdco Incorporated / MIWD Borrower LLC
6.75% due 04/01/32[3]		2,950,000	$2,960,083
TK Elevator US Newco, Inc.
5.25% due 07/15/27[3]		3,000,000	2,898,269
AmeriTex HoldCo Intermediate LLC
10.25% due 10/15/28[3]		2,450,000	2,630,457
Trinity Industries, Inc.
4.55% due 10/01/24		2,577,000	2,551,584
Hillenbrand, Inc.
5.75% due 06/15/25		2,000,000	1,997,019
Builders FirstSource, Inc.
6.38% due 06/15/32[3]		800,000	811,829
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00% due 02/01/26[3]		525,000	518,502
Total Industrial			187,234,534

Consumer, Non-cyclical - 2.6%
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
4.38% due 02/02/52		6,500,000	4,720,308
5.50% due 01/15/30		4,500,000	4,434,820
3.75% due 12/01/31		3,400,000	2,939,720
DaVita, Inc.
4.63% due 06/01/30[3]		8,678,000	7,769,274
3.75% due 02/15/31[3]		4,892,000	4,095,886
AZ Battery Property LLC
6.73% due 02/20/46†††		11,600,000	11,764,908
US Foods, Inc.
4.75% due 02/15/29[3]		6,550,000	6,217,616
6.88% due 09/15/28[3]		3,875,000	3,966,671
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[3]		6,861,000	6,301,991
5.75% due 04/15/26[3]		3,000,000	2,991,249
Bausch Health Companies, Inc.
4.88% due 06/01/28[3]		15,600,000	8,512,979
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[3]		9,400,000	7,900,817
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[3]		8,085,000	7,703,968
Option Care Health, Inc.
4.38% due 10/31/29[3]		7,736,000	7,092,816
BCP V Modular Services Finance II plc
4.75% due 10/30/28[3]	EUR	7,000,000	7,061,934
HealthEquity, Inc.
4.50% due 10/01/29[3]		6,555,000	6,047,889
Medline Borrower, LP
3.88% due 04/01/29[3]		6,596,000	6,003,722
Smithfield Foods, Inc.
3.00% due 10/15/30[3]		7,000,000	5,795,003
Boost Newco Borrower LLC
7.50% due 01/15/31[3]		5,275,000	5,521,939
Central Garden & Pet Co.
4.13% due 04/30/31[3]		5,300,000	4,671,527
ADT Security Corp.
4.88% due 07/15/32[3]		5,150,000	4,661,526
Chrome Bidco
3.50% due 05/31/28[3]	EUR	4,800,000	4,461,804
Carriage Services, Inc.
4.25% due 05/15/29[3]		4,575,000	4,056,646
CAB SELAS
3.38% due 02/01/28[3]	EUR	4,100,000	3,998,809
Williams Scotsman, Inc.
7.38% due 10/01/31[3]		1,950,000	2,026,740
6.13% due 06/15/25[3]		1,738,000	1,729,920

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[3]		3,061,000	$3,040,677
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
due 04/01/29[3,7]		4,400,000	2,860,000
Legends Hospitality Holding Company LLC / Legends Hospitality Co-Issuer, Inc.
5.00% due 02/01/26[3]		2,775,000	2,749,182
Catalent Pharma Solutions, Inc.
3.13% due 02/15/29[3]		2,825,000	2,699,511
WW International, Inc.
4.50% due 04/15/29[3]		6,335,000	2,501,812
Darling Ingredients, Inc.
6.00% due 06/15/30[3]		2,350,000	2,328,858
CPI CG, Inc.
8.63% due 03/15/26[3]		2,005,000	1,997,194
Molina Healthcare, Inc.
4.38% due 06/15/28[3]		1,770,000	1,663,850
Tenet Healthcare Corp.
4.63% due 06/15/28		975,000	928,386
5.13% due 11/01/27		550,000	537,970
Upbound Group, Inc.
6.38% due 02/15/29[3]		1,450,000	1,407,681
Altria Group, Inc.
4.45% due 05/06/50		1,670,000	1,327,862
Par Pharmaceutical, Inc.
due 04/01/27[3,7]		1,825,000	1,196,386
Graham Holdings Co.
5.75% due 06/01/26[3]		420,000	415,961
Performance Food Group, Inc.
6.88% due 05/01/25[3]		304,000	303,994
Total Consumer, Non-cyclical			168,409,806

Basic Materials - 1.7%
Alcoa Nederland Holding BV
5.50% due 12/15/27[3]		15,125,000	14,975,944
6.13% due 05/15/28[3]		7,450,000	7,461,131
4.13% due 03/31/29[3]		4,900,000	4,498,656
Kaiser Aluminum Corp.
4.50% due 06/01/31[3]		13,250,000	11,722,669
4.63% due 03/01/28[3]		650,000	609,918
International Flavors & Fragrances, Inc.
1.23% due 10/01/25[3]		11,950,000	11,185,195
Minerals Technologies, Inc.
5.00% due 07/01/28[3]		11,280,000	10,785,372
SK Invictus Intermediate II SARL
5.00% due 10/30/29[3]		11,525,000	10,272,977
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[3]		10,375,000	10,069,255
Carpenter Technology Corp.
6.38% due 07/15/28		8,315,000	8,300,985
HB Fuller Co.
4.25% due 10/15/28		5,250,000	4,864,793
Novelis Corp.
3.25% due 11/15/26[3]		5,125,000	4,775,373
Novelis Sheet Ingot GmbH
3.38% due 04/15/29	EUR	4,500,000	4,564,577
Arsenal AIC Parent LLC
8.00% due 10/01/30[3]		3,800,000	3,989,563
Ingevity Corp.
3.88% due 11/01/28[3]		1,000,000	903,172
Mirabela Nickel Ltd.
due 06/24/19†††,7,8		1,885,418	9,427
Total Basic Materials			108,989,007

Technology - 1.2%
Qorvo, Inc.
3.38% due 04/01/31[3]		9,225,000	7,933,627
4.38% due 10/15/29		7,833,000	7,341,897
NCR Voyix Corp.
5.25% due 10/01/30[3]		10,325,000	9,341,735
5.13% due 04/15/29[3]		3,850,000	3,570,694

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
TeamSystem SpA
7.69% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 02/15/28◊	EUR	11,750,000	$12,678,032
Booz Allen Hamilton, Inc.
3.88% due 09/01/28[3]		11,800,000	11,053,561
Boxer Parent Company, Inc.
6.50% due 10/02/25	EUR	5,500,000	5,927,751
Playtika Holding Corp.
4.25% due 03/15/29[3]		5,850,000	5,064,422
Cloud Software Group, Inc.
6.50% due 03/31/29[3]		5,300,000	5,029,496
Twilio, Inc.
3.88% due 03/15/31		4,000,000	3,491,959
Central Parent LLC / CDK Global II LLC / CDK Financing Company, Inc.
8.00% due 06/15/29[3]		3,050,000	3,161,740
ACI Worldwide, Inc.
5.75% due 08/15/26[3]		1,900,000	1,868,115
MSCI, Inc.
3.88% due 02/15/31[3]		883,000	787,536
Total Technology			77,250,565

Utilities - 0.9%
Algonquin Power & Utilities Corp.
5.37% due 06/15/26		12,300,000	12,233,412
Terraform Global Operating, LP
6.13% due 03/01/26[3]		10,010,000	9,869,886
AES Corp.
3.95% due 07/15/30[3]		9,760,000	8,876,624
Alexander Funding Trust II
7.47% due 07/31/28[3]		7,750,000	8,194,079
Clearway Energy Operating LLC
3.75% due 02/15/31[3]		9,409,000	8,075,650
NRG Energy, Inc.
7.00% due 03/15/33[3]		6,950,000	7,416,039
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.88% due 08/20/26		1,695,000	1,692,193
Atlantica Sustainable Infrastructure plc
4.13% due 06/15/28[3]		1,550,000	1,424,207
DPL, Inc.
4.13% due 07/01/25		280,000	273,710
Total Utilities			58,055,800

Total Corporate Bonds
(Cost $2,029,860,513)			1,841,538,218

ASSET-BACKED SECURITIES†† - 18.6%
Collateralized Loan Obligations - 11.2%
Fortress Credit Opportunities IX CLO Ltd.
2021-9A CR, 8.38% (3 Month Term SOFR + 3.06%, Rate Floor: 2.80%) due 10/15/33◊,3		35,000,000	34,736,558
2021-9A DR, 9.53% (3 Month Term SOFR + 4.21%, Rate Floor: 3.95%) due 10/15/33◊,3		7,750,000	7,708,464
2021-9A A2TR, 7.38% (3 Month Term SOFR + 2.06%, Rate Floor: 1.80%) due 10/15/33◊,3		2,950,000	2,980,361

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
FS Rialto
2021-FL3 D, 7.94% (1 Month Term SOFR + 2.61%, Rate Floor: 2.61%) due 11/16/36◊,3	36,500,000	$34,446,459
2021-FL2 D, 8.24% (1 Month Term SOFR + 2.91%, Rate Floor: 2.91%) due 05/16/38◊,3	8,850,000	8,372,332
Palmer Square Loan Funding Ltd.
2022-1A B, 7.32% (3 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 04/15/30◊,3	26,200,000	25,938,272
2021-3A C, 8.08% (3 Month Term SOFR + 2.76%, Rate Floor: 2.76%) due 07/20/29◊,3	8,300,000	8,180,998
2022-1A C, 7.92% (3 Month Term SOFR + 2.60%, Rate Floor: 2.60%) due 04/15/30◊,3	3,400,000	3,347,355
LCCM Trust
2021-FL3 C, 8.04% (1 Month Term SOFR + 2.71%, Rate Floor: 2.71%) due 11/15/38◊,3	28,865,000	27,560,986
2021-FL2 D, 8.34% (1 Month Term SOFR + 3.01%, Rate Floor: 3.01%) due 12/13/38◊,3	5,750,000	5,381,470
Fontainbleau Vegas
10.97% (1 Month Term SOFR + 5.65%, Rate Floor: 5.65%) due 01/31/26◊,†††	26,499,999	26,499,999
BXMT Ltd.
2020-FL2 C, 7.09% (1 Month Term SOFR + 1.76%, Rate Floor: 1.76%) due 02/15/38◊,3	15,640,000	13,768,267
2020-FL2 D, 7.39% (1 Month Term SOFR + 2.06%, Rate Floor: 2.06%) due 02/15/38◊,3	8,000,000	6,472,980
2020-FL3 D, 8.24% (1 Month Term SOFR + 2.91%, Rate Floor: 2.91%) due 11/15/37◊,3	7,350,000	6,121,229
LoanCore Issuer Ltd.
2021-CRE6 D, 8.29% (1 Month Term SOFR + 2.96%, Rate Floor: 2.85%) due 11/15/38◊,3	11,300,000	10,090,885
2021-CRE5 D, 8.44% (1 Month Term SOFR + 3.11%, Rate Floor: 3.11%) due 07/15/36◊,3	8,250,000	7,762,182
2022-CRE7 D, 8.42% (30 Day Average SOFR + 3.10%, Rate Floor: 3.10%) due 01/17/37◊,3	6,400,000	6,072,013
ACRES Commercial Realty Ltd.
2021-FL2 D, 8.54% (1 Month Term SOFR + 3.21%, Rate Floor: 3.21%) due 01/15/37◊,3	8,350,000	7,726,886
2021-FL1 D, 8.09% (1 Month Term SOFR + 2.76%, Rate Floor: 2.76%) due 06/15/36◊,3	7,250,000	6,388,831

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2021-FL2 C, 8.09% (1 Month Term SOFR + 2.76%, Rate Floor: 2.76%) due 01/15/37◊,3	6,500,000	$6,106,742
2021-FL2 B, 7.69% (1 Month Term SOFR + 2.36%, Rate Floor: 2.36%) due 01/15/37◊,3	3,500,000	3,411,599
Cerberus Loan Funding XLIV LLC
2024-5A C, 9.30% (3 Month Term SOFR + 4.20%, Rate Floor: 4.20%) due 01/15/36◊,3	22,800,000	22,788,821
Cerberus Loan Funding XLII LLC
2023-3A C, 9.46% (3 Month Term SOFR + 4.15%, Rate Floor: 4.15%) due 09/13/35◊,3	21,550,000	21,435,753
MidOcean Credit CLO VII
2020-7A CR, 7.78% (3 Month Term SOFR + 2.46%, Rate Floor: 0.00%) due 07/15/29◊,3	21,000,000	21,013,446
Golub Capital Partners CLO Ltd.
2018-36A C, 7.63% (3 Month Term SOFR + 2.36%, Rate Floor: 0.00%) due 02/05/31◊,3	20,000,000	19,479,162
BSPDF Issuer Ltd.
2021-FL1 D, 8.19% (1 Month Term SOFR + 2.86%, Rate Floor: 2.75%) due 10/15/36◊,3	19,975,000	18,314,237
BSPRT Issuer Ltd.
2021-FL6 D, 8.44% (1 Month Term SOFR + 3.11%, Rate Floor: 3.00%) due 03/15/36◊,3	18,425,000	16,594,462
2021-FL7 D, 8.19% (1 Month Term SOFR + 2.86%, Rate Floor: 2.86%) due 12/15/38◊,3	1,600,000	1,509,770
Golub Capital Partners CLO 49M Ltd.
2021-49A D, 9.43% (3 Month Term SOFR + 4.11%, Rate Floor: 4.11%) due 08/26/33◊,3	18,100,000	18,000,531
Voya CLO Ltd.
2021-2A CR, 9.18% (3 Month Term SOFR + 3.86%, Rate Floor: 3.60%) due 06/07/30◊,3	16,500,000	16,507,951
2013-1A INC, due 10/15/30[3,9]	28,970,307	1,111,880
Owl Rock CLO I LLC
2024-1A C, 9.59% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 02/20/36◊,3	17,250,000	17,342,867
Anchorage Capital CLO 6 Ltd.
2021-6A DRR, 9.03% (3 Month Term SOFR + 3.71%, Rate Floor: 3.45%) due 07/15/30◊,3	17,350,000	17,306,766
Cerberus Loan Funding XLV LLC
2024-1A C, 8.47% (3 Month Term SOFR + 3.15%, Rate Floor: 3.15%) due 04/15/36◊,3	17,150,000	17,151,127

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
STWD Ltd.
2022-FL3 D, 8.07% (30 Day Average SOFR + 2.75%, Rate Floor: 2.75%) due 11/15/38◊,3	11,900,000	$10,891,955
2021-FL2 D, 8.24% (1 Month Term SOFR + 2.91%, Rate Floor: 2.80%) due 04/18/38◊,3	3,750,000	3,273,033
GoldentTree Loan Management US CLO 1 Ltd.
2024-9A DR, due 04/20/37◊,3	13,500,000	13,500,000
Cerberus Loan Funding XL LLC
2023-1A C, 9.71% (3 Month Term SOFR + 4.40%, Rate Floor: 4.40%) due 03/22/35◊,3	12,750,000	12,792,682
Neuberger Berman Loan Advisers CLO 32 Ltd.
2021-32A DR, 8.27% (3 Month Term SOFR + 2.96%, Rate Floor: 2.70%) due 01/20/32◊,3	11,500,000	11,395,311
ABPCI Direct Lending Fund IX LLC
2021-9A BR, 8.08% (3 Month Term SOFR + 2.76%, Rate Floor: 2.50%) due 11/18/31◊,3	11,550,000	11,328,711
KREF Ltd.
2021-FL2 AS, 6.74% (1 Month Term SOFR + 1.41%, Rate Floor: 1.30%) due 02/15/39◊,3	11,000,000	10,580,521
Owl Rock CLO XVI
2024-16A C, 8.62% (3 Month Term SOFR + 3.30%, Rate Floor: 3.30%) due 04/20/36◊,3	10,150,000	10,204,262
GoldenTree Loan Management US CLO 1 Ltd.
2021-9A D, 8.48% (3 Month Term SOFR + 3.16%, Rate Floor: 2.90%) due 01/20/33◊,3	9,950,000	9,922,657
THL Credit Lake Shore MM CLO I Ltd.
2021-1A CR, 8.58% (3 Month Term SOFR + 3.26%, Rate Floor: 3.00%) due 04/15/33◊,3	9,900,000	9,741,859
Golub Capital Partners CLO 16 Ltd.
2021-16A CR2, 8.49% (3 Month Term SOFR + 3.16%, Rate Floor: 2.90%) due 07/25/33◊,3	9,300,000	9,202,536
BCC Middle Market CLO LLC
2021-1A A1R, 7.08% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 10/15/33◊,3	9,000,000	9,001,106
Cerberus Loan Funding XXXVI, LP
2021-6A B, 7.33% (3 Month Term SOFR + 2.01%, Rate Floor: 1.75%) due 11/22/33◊,3	9,000,000	8,989,249

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Magnetite XXIX Ltd.
2021-29A D, 8.18% (3 Month Term SOFR + 2.86%, Rate Floor: 2.60%) due 01/15/34◊,3	8,800,000	$8,744,913
Atlas Senior Loan Fund IX Ltd.
2018-9A C, 7.38% (3 Month Term SOFR + 2.06%, Rate Floor: 1.80%) due 04/20/28◊,3	8,463,101	8,461,988
2018-9A SUB, due 04/20/28[3,9]	9,600,000	178,666
CIFC Funding Ltd.
2021-2A DR, 8.68% (3 Month Term SOFR + 3.36%, Rate Floor: 3.10%) due 04/20/30◊,3	8,100,000	8,039,546
Venture XIV CLO Ltd.
2020-14A CRR, 7.85% (3 Month Term SOFR + 2.51%, Rate Floor: 2.25%) due 08/28/29◊,3	8,000,000	7,992,577
Madison Park Funding XLVIII Ltd.
2021-48A D, 8.57% (3 Month Term SOFR + 3.26%, Rate Floor: 3.26%) due 04/19/33◊,3	7,500,000	7,484,755
ACRE Commercial Mortgage Ltd.
2021-FL4 D, 8.04% (1 Month Term SOFR + 2.71%, Rate Floor: 2.60%) due 12/18/37◊,3	7,350,000	6,964,607
FS Rialto Issuer LLC
2022-FL5 C, 9.25% (1 Month Term SOFR + 3.92%, Rate Floor: 3.92%) due 06/19/37◊,3	6,950,000	6,823,801
Dryden 37 Senior Loan Fund
2015-37A Q, due 01/15/31[3,9]	9,500,000	6,728,977
Madison Park Funding LVIII Ltd.
2024-58A D, due 04/25/37◊,3	6,600,000	6,600,000
Cerberus Loan Funding XXXIII, LP
2021-3A C, 8.38% (3 Month Term SOFR + 3.06%, Rate Floor: 2.80%) due 07/23/33◊,3	5,900,000	5,832,397
ABPCI Direct Lending Fund CLO I LLC
2021-1A C2, 8.58% (3 Month Term SOFR + 3.26%, Rate Floor: 3.26%) due 07/20/33◊,3	5,550,000	5,500,099
CHCP Ltd.
2021-FL1 D, 8.44% (1 Month Term SOFR + 3.11%, Rate Floor: 3.00%) due 02/15/38◊,3	5,500,000	5,284,129
KREF Funding V LLC
7.18% (1 Month Term SOFR + 1.86%, Rate Floor: 1.86%) due 06/25/26◊,†††	5,184,387	5,151,337
0.15% due 06/25/26†††,10	73,636,363	61,855

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Cerberus Loan Funding XXXV, LP
2021-5A C, 8.18% (3 Month Term SOFR + 2.86%, Rate Floor: 2.60%) due 09/22/33◊,3	5,150,000	$5,085,102
Neuberger Berman Loan Advisers CLO 40 Ltd.
2021-40A D, 8.33% (3 Month Term SOFR + 3.01%, Rate Floor: 2.75%) due 04/16/33◊,3	4,050,000	4,022,147
WhiteHorse X Ltd.
2015-10A E, 10.88% (3 Month Term SOFR + 5.56%, Rate Floor: 5.30%) due 04/17/27◊,3	3,561,466	3,561,148
Wellfleet CLO Ltd.
2021-3A C, 7.83% (3 Month Term SOFR + 2.51%, Rate Floor: 2.25%) due 01/15/35◊,3	3,400,000	3,377,357
Wind River CLO Ltd.
2018-1A ARR, 6.61% (3 Month Term SOFR + 1.31%, Rate Floor: 1.05%) due 07/18/31◊,3	3,225,576	3,231,948
Octagon Loan Funding Ltd.
2014-1A SUB, due 11/18/31[3,9]	19,435,737	3,106,643
HGI CRE CLO Ltd.
2021-FL2 D, 7.59% (1 Month Term SOFR + 2.26%, Rate Floor: 2.26%) due 09/17/36◊,3	1,600,000	1,507,584
2021-FL2 E, 7.89% (1 Month Term SOFR + 2.56%, Rate Floor: 2.56%) due 09/17/36◊,3	1,200,000	1,132,526
BDS Ltd.
2021-FL9 E, 8.04% (1 Month Term SOFR + 2.71%, Rate Floor: 2.60%) due 11/16/38◊,3	2,700,000	2,519,322
Denali Capital CLO XI Ltd.
2018-1A BRR, 7.73% (3 Month Term SOFR + 2.41%, Rate Floor: 0.26%) due 10/20/28◊,3	2,500,000	2,499,817
BNPP IP CLO Ltd.
2014-2A E, 10.83% (3 Month Term SOFR + 5.51%, Rate Floor: 0.00%) due 10/30/25◊,3	6,381,574	2,230,360
Carlyle Global Market Strategies CLO Ltd.
2012-3A SUB, due 01/14/32[3,9]	6,400,000	1,966,080
2013-3X SUB, due 10/15/30[9]	4,938,326	231,114
Dryden 50 Senior Loan Fund
2017-50A SUB, due 07/15/30[3,9]	7,895,000	2,148,940
Goldentree Loan Management US CLO 4 Ltd.
2021-4A DR, 8.73% (3 Month Term SOFR + 3.41%, Rate Floor: 3.15%) due 04/24/31◊,3	2,000,000	1,991,118

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
PFP Ltd.
2021-7 E, 8.44% (1 Month Term SOFR + 3.11%, Rate Floor: 3.00%) due 04/14/38◊,3		1,789,911	$1,711,982
AMMC CLO XI Ltd.
2012-11A SUB, due 04/30/31[3,9]		5,650,000	1,128,221
Diamond CLO Ltd.
2021-1A DR, 8.99% (3 Month Term SOFR + 3.66%, Rate Floor: 3.66%) due 04/25/29◊,3		885,008	880,775
Dryden 41 Senior Loan Fund
2015-41A SUB, due 04/15/31[3,9]		11,700,000	832,833
KVK CLO Ltd.
2013-1A SUB, due 01/14/28[3,9]		11,900,000	607,019
Great Lakes CLO Ltd.
2014-1A SUB, due 10/15/29[3,9]		1,500,000	584,438
Venture XIII CLO Ltd.
2013-13A SUB, due 09/10/29[3,9]		13,790,000	414,003
Babson CLO Ltd.
2014-IA SUB, due 07/20/25[3,9]		11,595,061	343,562
Marathon CLO V Ltd.
2013-5A SUB, due 11/21/27[3,9]		5,500,000	195,564
Dryden Senior Loan Fund
2015-37X, due 01/15/31[9]		1,897,598	141,590
Treman Park CLO Ltd.
2015-1A SUB, due 10/20/28[3,9]		18,918,010	65,835
Copper River CLO Ltd.
2007-1A INC, due 01/20/21[8,9]		8,150,000	815
West CLO Ltd.
2013-1A SUB, due 11/07/25[3,9]		5,300,000	530
Total Collateralized Loan Obligations			733,823,543

Financial - 2.4%
HarbourVest Structured Solutions IV Holdings, LP
8.11% (3 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 09/15/26◊,†††		20,201,548	20,198,252
6.05% (3 Month EURIBOR + 2.45%, Rate Floor: 2.45%) due 09/15/26◊,†††	EUR	12,900,000	13,920,352
KKR Core Holding Company LLC
4.00% due 08/12/31†††		23,487,082	20,877,074
Lightning A
5.50% due 03/01/37†††		22,620,000	20,860,857
Thunderbird A
5.50% due 03/01/37†††		22,620,000	20,860,856
Project Onyx I
8.48% (3 Month Term SOFR + 3.15%, Rate Floor: 3.15%) due 01/26/27◊,†††		15,967,095	15,964,109
Ceamer Finance LLC
6.92% due 11/15/37†††		10,681,320	10,393,791
3.69% due 03/24/31†††		4,973,055	4,678,499
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††		10,464,719	10,118,503
Nassau LLC
2019-1, 3.98% due 08/15/34[3]		9,807,770	9,374,852

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Project Onyx II
8.48% (3 Month Term SOFR + 3.15%, Rate Floor: 3.15%) due 01/26/27◊,†††	5,153,221	$5,152,455
Lightning B
7.50% due 03/01/37†††	4,550,000	4,239,862
Thunderbird B
7.50% due 03/01/37†††	4,550,000	4,239,862
Total Financial		160,879,324

Transport-Aircraft - 2.4%
AASET Trust
2021-1A, 2.95% due 11/16/41[3]	16,359,074	14,831,137
2020-1A, 3.35% due 01/16/40[3]	4,954,454	4,426,333
2021-2A, 3.54% due 01/15/47[3]	3,198,085	2,691,026
2020-1A, 4.34% due 01/16/40[3]	3,751,347	2,101,410
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[3]	27,495,979	23,650,353
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[3,11]	10,670,809	9,951,009
2019-1, 5.19% due 12/15/44[3,11]	4,716,821	4,174,387
Sprite Ltd.
2021-1, 3.75% due 11/15/46[3]	14,028,589	13,032,271
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[3]	6,883,077	6,503,333
2019-1, 3.60% due 09/15/39[3]	3,888,037	3,538,114
2017-1, 6.30% due 02/15/42[3]	1,999,655	1,774,708
Castlelake Aircraft Securitization Trust
2019-1A, 3.97% due 04/15/39[3]	5,365,177	4,829,244
2018-1, 4.13% due 06/15/43[3]	5,252,580	4,788,680
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[3]	9,094,710	8,323,297
Labrador Aviation Finance Ltd.
2016-1A, 4.30% due 01/15/42[3]	8,336,570	7,424,549
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[3]	7,593,121	6,970,637
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[3]	7,221,591	6,377,949
Sapphire Aviation Finance II Ltd.
2020-1A, 4.34% due 03/15/40[3]	7,443,209	5,639,943
2020-1A, 3.23% due 03/15/40[3]	476,025	433,197
WAVE LLC
2019-1, 3.60% due 09/15/44[3]	6,156,835	5,479,768
Project Silver
2019-1, 3.97% due 07/15/44[3]	5,248,184	4,618,560
Navigator Aircraft ABS Ltd.
2021-1, 3.57% due 11/15/46[3]	5,343,639	4,617,438
Lunar Structured Aircraft Portfolio Notes
2021-1, 3.43% due 10/15/46[3]	4,895,712	4,206,396
MACH 1 Cayman Ltd.
2019-1, 3.47% due 10/15/39[3]	3,273,784	2,959,566

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Slam Ltd.
2021-1A, 3.42% due 06/15/46[3]	2,981,160	$2,532,495
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[3]	1,366,125	1,260,266
MAPS Trust
2021-1A, 2.52% due 06/15/46[3]	1,195,983	1,064,796
Castlelake Aircraft Structured Trust
2021-1A, 6.66% due 01/15/46[3]	967,443	897,303
Total Transport-Aircraft		159,098,165

Infrastructure - 1.2%
VB-S1 Issuer LLC - VBTEL
2022-1A, 5.27% due 02/15/52[3]	39,650,000	34,220,745
Hotwire Funding LLC
2023-1A, 8.84% due 05/20/53[3]	20,000,000	19,795,398
2021-1, 4.46% due 11/20/51[3]	11,750,000	10,562,250
Vault DI Issuer LLC
2021-1A, 2.80% due 07/15/46[3]	7,150,000	6,244,104
Aligned Data Centers Issuer LLC
2021-1A, 2.48% due 08/15/46[3]	4,250,000	3,797,329
Blue Stream Issuer LLC
2023-1A, 6.90% due 05/20/53[3]	3,400,000	3,288,702
Total Infrastructure		77,908,528

Net Lease - 0.6%
CARS-DB4, LP
2020-1A, 4.95% due 02/15/50[3]	27,799,000	23,202,294
CARS-DB7, LP
2023-1A, 6.50% due 09/15/53[3]	11,229,375	11,170,129
SVC ABS LLC
2023-1A, 5.55% due 02/20/53[3]	5,933,885	5,553,754
Total Net Lease		39,926,177

Single Family Residence - 0.5%
FirstKey Homes Trust
2020-SFR2, 4.00% due 10/19/37[3]	13,550,000	12,873,375
2020-SFR2, 4.50% due 10/19/37[3]	13,250,000	12,619,866
2020-SFR2, 3.37% due 10/19/37[3]	8,550,000	8,073,013
Total Single Family Residence		33,566,254

Whole Business - 0.2%
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/05/49[3]	9,742,590	9,371,546
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[3]	2,648,438	2,608,610
Wendy’s Funding LLC
2018-1A, 3.88% due 03/15/48[3]	374,976	353,836
Total Whole Business		12,333,992

Insurance - 0.1%
CHEST
7.13% due 03/15/43†††	5,700,000	5,771,985

Collateralized Debt Obligations - 0.0%
Anchorage Credit Funding 4 Ltd.
2021-4A CR, 3.52% due 04/27/39[3]	4,250,000	3,516,901
Total Asset-Backed Securities
(Cost $1,275,882,087)		1,226,824,869

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
SENIOR FLOATING RATE INTERESTS††,◊ - 13.8%
Consumer, Cyclical - 3.6%
Zephyr Bidco Ltd.
11.19% (3 Month GBP SONIA + 6.00%, Rate Floor: 6.00%) due 07/31/28	GBP	20,850,000	$26,224,143
FR Refuel LLC
10.19% (1 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 11/08/28		20,876,954	20,407,223
First Brands Group LLC
10.57% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27		16,472,612	16,472,678
Alexander Mann
11.41% (1 Month SOFR + 6.00%, Rate Floor: 6.00%) due 06/29/27		16,025,787	15,565,046
MB2 Dental Solutions, LLC
11.32% (1 Month Term SOFR + 6.00%, Rate Floor: 6.75%) due 01/29/31†††		14,536,524	14,506,928
Fertitta Entertainment LLC
9.08% (1 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 01/29/29		12,575,000	12,598,641
Pacific Bells LLC
10.06% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 11/10/28		12,004,738	11,911,701
Crash Champions Inc.
10.07% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 02/06/29		11,850,000	11,879,625
Casper Bidco SAS (B&B Hotels)
due 02/21/31	EUR	10,496,376	11,264,691
Rent-A-Center, Inc.
9.12% (6 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 02/17/28		9,810,109	9,793,726
Caesars Entertainment, Inc.
8.04% (3 Month Term SOFR + 2.75%, Rate Floor: 3.25%) due 01/24/31		9,350,000	9,350,000
The Facilities Group
11.19% (3 Month Term SOFR + 5.75%, Rate Floor: 6.75%) due 11/30/27†††		8,372,338	8,213,051
NFM & J LLC
11.16% (3 Month Term SOFR + 5.75%, Rate Floor: 6.75%) due 11/30/27†††		8,236,702	8,079,995
Holding SOCOTEC
9.31% (3 Month SOFR + 4.00%, Rate Floor: 4.75%) due 06/30/28		7,007,000	6,919,413

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
BCP V Modular Services Holdings IV Ltd.
8.33% (3 Month EURIBOR + 4.43%, Rate Floor: 4.43%) due 12/15/28	EUR	6,400,000	$6,837,117
Shaw Development LLC
11.16% (6 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 10/30/29†††		6,165,957	6,051,077
Packers Holdings LLC
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 03/09/28		9,150,060	5,798,850
Accuride Corp.
12.20% (1 Month Term SOFR + 1.00%, Rate Floor: 6.33%) (in-kind rate was 5.87%) due 05/18/26[12]		5,895,151	4,568,742
ImageFIRST Holdings LLC
9.57% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 04/27/28		3,872,955	3,863,273
Orion Group
11.82% ((1 Month Term SOFR + 6.25%) and (3 Month Term SOFR + 6.25%), Rate Floor: 7.25%) due 03/19/27†††		2,035,499	1,986,383
11.81% (3 Month Term SOFR + 6.36%, Rate Floor: 7.36%) due 03/19/27†††		1,417,916	1,383,702
11.46% ((3 Month Term SOFR + 6.00%) and (Commercial Prime Lending Rate + 5.00%), Rate Floor: 7.00%) due 03/19/27†††		154,662	141,986
Peer Holding III BV
8.56% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 10/18/30		3,500,000	3,504,375
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
9.94% (1 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 04/03/25		4,649,777	3,352,489
Tacala Investment Corp.
9.33% (1 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 01/31/31		3,000,000	2,999,070
Congruex Group LLC
11.21% (3 Month Term SOFR + 5.75%, Rate Floor: 6.50%) due 05/03/29		2,759,654	2,594,075

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Albion Financing 3 SARL
9.21% (3 Month EURIBOR + 5.25%, Rate Floor: 5.25%) due 08/17/26	EUR	2,300,000	$2,486,372
SHO Holding I Corp.
10.82% ((1 Month Term SOFR + 5.24%) and (3 Month Term SOFR + 5.24%), Rate Floor: 6.24%) due 04/29/24		3,653,248	2,070,186
Adevinta ASA
6.33% (1 Month EURIBOR + 2.50%, Rate Floor: 2.50%) due 06/26/28	EUR	1,545,556	1,665,541
Alterra Mountain Co.
due 08/17/28		1,440,000	1,444,205
Checkers Holdings, Inc.
14.72% (6 Month Term SOFR + 3.00%, Rate Floor: 8.72%) (in-kind rate was 6.00%) due 06/16/28†††,12		1,260,423	1,260,423
12.72% (6 Month Term SOFR + 3.00%, Rate Floor: 8.72%) (in-kind rate was 4.00%) due 06/16/27†††,12		177,900	177,900
EG Finco Ltd.
11.72% (1 Month GBP SONIA + 6.53%, Rate Floor: 6.53%) due 02/07/28	GBP	565,657	692,517
Verisure Holding AB
6.90% (3 Month EURIBOR + 3.00%, Rate Floor: 3.00%) due 03/27/28	EUR	370,000	397,151
WW International, Inc.
8.94% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 04/13/28		750,000	327,502
Total Consumer, Cyclical			236,789,797

Consumer, Non-cyclical - 3.3%
Women’s Care Holdings, Inc.
9.91% (3 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 01/17/28		30,519,431	27,219,670
Mission Veterinary Partners
9.44% (1 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 04/27/28		20,913,750	20,874,850
Quirch Foods Holdings LLC
10.32% (3 Month Term SOFR + 4.75%, Rate Floor: 5.75%) due 10/27/27		15,099,675	15,118,550
PlayCore
9.84% (3 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 02/14/30		14,325,000	14,369,837

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Dhanani Group, Inc.
11.43% (1 Month Term SOFR + 6.00%, Rate Floor: 7.00%) due 06/10/27†††		14,299,091	$14,156,100
PetIQ LLC
10.17% (6 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 04/13/28		14,101,502	13,960,487
Southern Veterinary Partners LLC
9.44% (1 Month Term SOFR + 4.00%, Rate Floor: 5.00%) due 10/05/27		13,938,426	13,938,426
Blue Ribbon LLC
11.44% (1 Month Term SOFR + 6.00%, Rate Floor: 6.75%) due 05/08/28		15,579,487	13,546,364
LaserAway Intermediate Holdings II LLC
11.33% (3 Month Term SOFR + 5.75%, Rate Floor: 6.50%) due 10/14/27		12,283,843	12,201,910
HAH Group Holding Co. LLC
10.44% (1 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 10/29/27		10,639,680	10,573,182
Rainbow Finco SARL
due 02/01/29	GBP	7,000,000	8,625,096
Nidda Healthcare Holding GmbH
7.45% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 08/21/26	EUR	7,897,239	8,452,551
Florida Food Products LLC
10.44% (1 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 10/18/28		8,711,998	7,666,559
Gibson Brands, Inc.
10.58% (3 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 08/11/28		8,134,000	7,651,084
Hearthside Group Holdings LLC
9.60% (3 Month Term SOFR + 4.00%, Rate Floor: 5.00%) due 05/23/25		4,923,437	3,560,285
9.29% (3 Month Term SOFR + 3.69%, Rate Floor: 4.69%) due 05/23/25		3,516,631	2,542,981
EyeCare Partners LLC
9.32% (3 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 11/15/28		7,962,500	4,132,538
9.32% (3 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 02/18/27		2,117,705	1,111,795

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Endo Luxembourg Finance Company I SARL
14.50% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 03/27/28	7,653,125	$5,001,853
IVI America LLC
due 03/15/31	4,000,000	3,995,000
Medical Solutions Parent Holdings, Inc.
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 11/01/28	2,234,705	1,988,887
Resonetics LLC
9.60% (3 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 04/28/28	1,761,914	1,763,482
Heritage Grocers Group LLC
12.16% (3 Month Term SOFR + 6.75%, Rate Floor: 7.50%) due 08/01/29	1,682,915	1,689,226
Pacific Dental Services LLC
due 03/07/31	1,400,000	1,397,088
Moran Foods LLC
12.66% (3 Month Term SOFR + 7.25%, Rate Floor: 8.25%) due 06/30/26†††	624,540	471,832
17.97% (3 Month Term SOFR + 2.00%, Rate Floor: 7.31%) (in-kind rate was 10.66%) due 06/30/26†††,12	375,437	195,778
Weber-Stephen Products LLC
9.68% (1 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 10/29/27	417,563	385,201
TGP Holdings LLC
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 06/29/28	211,665	199,905
Total Consumer, Non-cyclical		216,790,517

Industrial - 2.1%
Merlin Buyer, Inc.
10.08% (1 Month Term SOFR + 4.75%, RateFloor: 5.25%) due 12/14/28†††	8,329,020	8,329,020
9.33% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 12/14/28	6,916,797	6,882,213
CapStone Acquisition Holdings, Inc.
10.18% (1 Month Term SOFR + 4.75%, Rate Floor: 5.75%) due 11/12/27†††	12,363,936	12,300,140

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Mileage Plus Holdings LLC
10.73% (3 Month Term SOFR + 5.25%, Rate Floor: 6.25%) due 06/21/27		9,912,500	$10,195,205
Arcline FM Holdings LLC
10.32% (3 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 06/23/28		9,475,703	9,475,703
Dispatch Terra Acquisition LLC
9.70% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 03/27/28		10,137,249	9,389,627
Foundation Building Materials Holding Company LLC
9.31% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 01/25/31		8,200,000	8,228,700
Fugue Finance LLC
9.07% (3 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 02/13/31		8,050,000	8,062,558
Quikrete Holdings, Inc.
due 03/18/31		7,900,000	7,903,318
Boluda Towage S.L.
due 01/22/30	EUR	7,215,385	7,768,217
DXP Enterprises, Inc.
10.29% (6 Month Term SOFR + 4.75%, Rate Floor: 5.75%) due 10/05/30		5,935,125	5,931,445
United Airlines Inc.
8.08% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 02/15/31		5,250,000	5,249,160
Geo Parent Corp.
10.50% (6 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 12/19/28		4,900,000	4,863,250
Valcour Packaging LLC
9.19% (1 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 10/04/28		6,189,750	4,673,261
TK Elevator Midco GmbH
6.58% (1 Month EURIBOR + 2.75%, Rate Floor: 2.75%) due 01/29/27†††	EUR	4,334,275	4,450,195
Integrated Power Services Holdings, Inc.
9.95% (1 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 11/22/28†††		3,432,953	3,410,130
Artera Services LLC
9.81% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 02/06/31		3,350,000	3,360,050
Aegion Corp.
9.58% (1 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 05/17/28		3,132,911	3,142,717

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
MI Windows And Doors LLC
due 03/20/31		3,125,000	$3,136,719
Inspired Finco Holdings Ltd.
7.83% (1 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 02/17/31	EUR	2,643,532	2,844,849
ILPEA Parent, Inc.
9.94% (1 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 06/22/28†††		2,559,795	2,543,796
NA Rail Hold Co. LLC
9.57% (3 Month Term SOFR + 4.00%, Rate Floor: 4.25%) due 10/19/26		1,939,895	1,937,470
EMRLD Borrower, LP
7.79% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 05/31/30		1,268,027	1,266,759
Air Canada
7.83% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 03/14/31		1,000,000	1,000,630
API Heat Transfer Thermasys Corp.
13.58% (3 Month Term SOFR + 8.00%, Rate Floor: 10.00%) due 11/10/27†††		489,649	489,649
10.58% (3 Month Term SOFR + 5.00%, Rate Floor: 7.00%) due 11/10/27†††		283,401	283,401
Total Industrial			137,118,182

Technology - 2.0%
Sitecore Holding III A/S
13.38% (6 Month Term SOFR + 7.75%, Rate Floor: 8.25%) due 03/12/29†††		13,405,774	13,281,384
11.83% (6 Month EURIBOR + 7.75%, Rate Floor: 7.75%) due 03/12/29†††	EUR	9,463,929	10,116,653
Datix Bidco Ltd.
9.94% (6 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/28/25†††		9,112,505	9,112,505
12.94% (6 Month GBP SONIA + 7.75%, Rate Floor: 8.44%) due 04/27/26†††	GBP	4,225,000	5,332,509
9.69% (6 Month GBP SONIA + 4.50%, Rate Floor: 5.19%) due 04/28/25†††	GBP	1,000,000	1,262,132
13.19% (6 Month Term SOFR + 7.75%, Rate Floor: 8.26%) due 04/27/26†††		461,709	461,709
Avalara, Inc.
12.56% (3 Month Term SOFR + 7.25%, Rate Floor: 8.00%) due 10/19/28†††		16,000,000	15,825,037

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Aston FinCo SARL
9.96% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 10/09/26	GBP	12,643,963	$14,841,268
Polaris Newco LLC
8.82% ((1 Month Term SOFR + 3.50%) and (3 Month Term SOFR + 3.50%), Rate Floor: 3.50%) due 06/04/26†††		14,755,415	13,949,362
Wrench Group LLC
9.57% (3 Month Term SOFR + 4.00%, Rate Floor: 5.00%) due 10/30/28		13,000,000	13,032,500
RLDatix
9.69% (3 Month GBP SONIA + 4.50%, Rate Floor: 4.50%) due 10/28/24†††	GBP	2,991,635	3,758,349
9.94% (6 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/28/25†††		3,400,533	3,400,533
13.19% (6 Month Term SOFR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††		912,001	912,001
Finastra
12.46% (6 Month Term SOFR + 7.25%, Rate Floor: 8.25%) due 09/13/29†††		7,669,000	7,606,203
IRIS Software Group
9.22% (1 Month GBP SONIA + 4.00%, Rate Floor: 4.00%) due 09/08/25	GBP	5,700,000	7,173,938
Team.Blue Finco SARL
7.04% (1 Month EURIBOR + 3.20%, Rate Floor: 3.20%) due 03/30/28	EUR	4,026,144	4,185,574
Blackhawk Network Holdings, Inc.
10.33% (1 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 02/23/29		3,940,000	3,942,443
Atlas CC Acquisition Corp.
9.85% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 05/25/28		3,045,792	2,842,577
24-7 Intouch, Inc.
10.18% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 08/25/25		2,186,559	2,123,017
Cloud Software Group, Inc.
9.91% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 09/29/28		992,186	987,364
Finastra USA, Inc.
12.57% (1 Month Term SOFR + 7.25%, Rate Floor: 8.25%) due 09/13/29		204,542	181,555
Total Technology			134,328,613

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Financial - 1.5%
Higginbotham Insurance Agency, Inc.
10.93% (1 Month Term SOFR + 5.50%, Rate Floor: 6.50%) due 11/24/28†††	20,896,502	$20,711,732
Eisner Advisory Group
9.33% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 02/22/31	16,200,000	16,240,500
Aretec Group, Inc.
9.93% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 08/09/30	12,343,985	12,405,705
HighTower Holding LLC
9.59% (3 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 04/21/28	9,410,189	9,410,189
AqGen Island Holdings, Inc.
8.94% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 08/02/28	9,126,058	9,080,428
Osaic Holdings, Inc.
due 08/17/28	5,460,000	5,478,073
Tegra118 Wealth Solutions, Inc.
9.32% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 02/18/27	5,638,264	5,372,194
Ardonagh Midco 3 plc
10.04% (6 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 02/16/31†††	4,807,229	4,735,120
Duff & Phelps
9.06% (3 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 04/09/27	4,268,605	4,245,469
HUB International Ltd.
8.57% (3 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 06/20/30	3,190,000	3,190,574
Worldpay
8.31% (3 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 01/31/31	3,000,000	3,008,130
Asurion LLC
9.68% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 08/20/28	2,089,474	2,013,208
Capstone Borrower, Inc.
9.05% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 06/17/30	374,279	374,436
Total Financial		96,265,758

Communications - 0.9%
Syndigo LLC
9.94% (1 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 12/15/27	22,155,547	22,044,769

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
FirstDigital Communications LLC
9.69% (1 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 12/17/26†††	10,497,250	$10,219,756
Simon & Schuster
9.32% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/30/30	9,900,000	9,929,700
Xplornet Communications, Inc.
9.57% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 10/02/28	15,095,771	6,833,252
Zayo Group Holdings, Inc.
8.44% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 03/09/27	6,146,447	5,379,309
Cengage Learning, Inc.
due 03/15/31	5,375,000	5,363,229
Cincinnati Bell, Inc.
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 11/22/28	980,000	980,304
Total Communications		60,750,319

Energy - 0.3%
BANGL LLC
9.83% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 02/01/29	10,024,875	10,071,892
Bip PipeCo Holdings LLC
8.58% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 12/06/30	3,075,000	3,076,937
Venture Global Calcasieu Pass LLC
8.05% (1 Month Term SOFR + 2.63%, Rate Floor: 3.63%) due 08/19/26	2,786,924	2,776,473
Permian Production Partners LLC
7.72% (1 Month Term SOFR + 2.00%, Rate Floor: 5.72%) (in-kind rate was 2.00%) due 11/24/25[12]	967,600	933,734
Total Energy		16,859,036

Basic Materials - 0.1%
LTI Holdings, Inc.
10.19% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 07/24/26	3,825,292	3,782,257
Arsenal AIC Parent LLC
9.08% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 08/19/30	3,383,021	3,390,633

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Schur Flexibles GmbH
9.36% (6 Month EURIBOR + 5.50%, Rate Floor: 5.50%) due 09/28/27	EUR	787,500	$574,965
Total Basic Materials			7,747,855

Total Senior Floating Rate Interests
(Cost $942,924,087)			906,650,077

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 12.5%
Residential Mortgage-Backed Securities - 6.0%
OBX Trust
2024-NQM5, due 03/25/28[3,15]		12,495,000	12,494,862
2022-NQM9, 6.45% due 09/25/62[3,11]		7,349,791	7,355,369
2023-NQM2, 6.80% due 01/25/62[3,11]		6,130,603	6,146,972
2024-NQM4, 6.62% (WAC) due 01/25/64◊,3		5,250,000	5,251,568
2022-NQM8, 6.10% due 09/25/62[3,11]		4,120,605	4,085,914
LSTAR Securities Investment Ltd.
2024-1, 8.42% (30 Day Average SOFR + 3.10%, Rate Floor: 3.10%) due 01/01/29◊,†††,3		29,549,455	29,592,241
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 5.59% (1 Month Term SOFR + 0.26%, Rate Floor: 0.15%) due 12/25/36◊		20,416,458	10,722,720
2006-WMC3, 5.74% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 08/25/36◊		8,037,126	5,741,009
2006-HE3, 4.61% (1 Month Term SOFR + 0.43%, Rate Floor: 0.32%) due 11/25/36◊		4,866,454	4,208,023
2006-WMC4, 5.56% (1 Month Term SOFR + 0.23%, Rate Floor: 0.12%) due 12/25/36◊		7,027,525	3,687,294
2006-WMC4, 5.52% (1 Month Term SOFR + 0.19%, Rate Floor: 0.08%) due 12/25/36◊		2,971,484	1,555,979
BRAVO Residential Funding Trust
2022-R1, 3.13% due 01/29/70[3,11]		24,723,266	23,149,388
Ameriquest Mortgage Securities Trust
2006-M3, 5.62% (1 Month Term SOFR + 0.29%, Rate Floor: 0.18%) due 10/25/36◊		18,768,103	10,197,745
2006-M3, 5.68% (1 Month Term SOFR + 0.35%, Rate Floor: 0.24%) due 10/25/36◊		31,001,433	9,011,459
2006-M3, 5.54% (1 Month Term SOFR + 0.21%, Rate Floor: 0.10%) due 10/25/36◊		12,887,868	3,746,381
WaMu Asset-Backed Certificates WaMu Series
2007-HE2, 5.80% (1 Month Term SOFR + 0.47%, Rate Floor: 0.47%) due 04/25/37◊		23,409,172	8,745,514

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2007-HE2, 5.63% (1 Month Term SOFR + 0.30%, Rate Floor: 0.30%) due 04/25/37◊	17,837,582	$6,659,426
2007-HE4, 5.61% (1 Month Term SOFR + 0.28%, Rate Floor: 0.28%) due 07/25/47◊	6,338,826	4,495,893
2007-HE4, 5.69% (1 Month Term SOFR + 0.36%, Rate Floor: 0.36%) due 07/25/47◊	1,938,169	1,137,993
RALI Series Trust
2006-QO6, 5.62% (1 Month Term SOFR + 0.47%, Rate Floor: 0.36%) due 06/25/46◊	30,674,404	7,063,668
2007-QO2, 5.59% (1 Month Term SOFR + 0.26%, Rate Floor: 0.15%) due 02/25/47◊	12,852,328	4,387,993
2006-QO8, 5.84% (1 Month Term SOFR + 0.51%, Rate Floor: 0.40%) due 10/25/46◊	3,215,523	2,983,705
2006-QO6, 5.67% (1 Month Term SOFR + 0.57%, Rate Floor: 0.46%) due 06/25/46◊	7,981,062	1,880,639
2006-QO6, 5.70% (1 Month Term SOFR + 0.63%, Rate Floor: 0.52%) due 06/25/46◊	5,035,370	1,202,758
2006-QO2, 5.98% (1 Month Term SOFR + 0.65%, Rate Floor: 0.54%) due 02/25/46◊	5,947,913	1,077,711
2006-QO2, 6.12% (1 Month Term SOFR + 0.79%, Rate Floor: 0.68%) due 02/25/46◊	3,182,638	592,387
2006-QO2, 5.88% (1 Month Term SOFR + 0.55%, Rate Floor: 0.44%) due 02/25/46◊	213,333	37,859
Long Beach Mortgage Loan Trust
2006-6, 5.94% (1 Month Term SOFR + 0.61%, Rate Floor: 0.50%) due 07/25/36◊	13,588,307	5,193,168
2006-8, 5.76% (1 Month Term SOFR + 0.43%, Rate Floor: 0.32%) due 09/25/36◊	16,191,992	4,379,392
2006-1, 5.82% (1 Month Term SOFR + 0.49%, Rate Floor: 0.38%) due 02/25/36◊	3,631,938	2,978,392
2006-4, 5.76% (1 Month Term SOFR + 0.43%, Rate Floor: 0.32%) due 05/25/36◊	9,722,054	2,876,482
2006-6, 5.74% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 07/25/36◊	4,231,234	1,612,589

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2006-8, 5.62% (1 Month Term SOFR + 0.29%, Rate Floor: 0.18%) due 09/25/36◊	4,387,726	$1,183,827
2006-6, 5.64% (1 Month Term SOFR + 0.31%, Rate Floor: 0.20%) due 07/25/36◊	2,449,372	930,789
American Home Mortgage Assets Trust
2006-6, 5.65% (1 Month Term SOFR + 0.32%, Rate Floor: 0.21%) due 12/25/46◊	7,124,807	5,825,850
2006-1, 5.63% (1 Month Term SOFR + 0.30%, Rate Floor: 0.19%) due 05/25/46◊	5,974,819	5,106,712
2006-3, 6.03% (1 Year CMT Rate + 0.94%, Rate Floor: 0.94%) due 10/25/46◊	4,707,785	3,103,154
Morgan Stanley IXIS Real Estate Capital Trust
2006-2, 5.66% (1 Month Term SOFR + 0.33%, Rate Floor: 0.22%) due 11/25/36◊	21,376,595	6,804,035
2006-2, 5.59% (1 Month Term SOFR + 0.26%, Rate Floor: 0.15%) due 11/25/36◊	18,797,629	5,983,278
NYMT Loan Trust
2022-SP1, 5.25% due 07/25/62[3,11]	12,577,511	12,272,998
GCAT Trust
2022-NQM5, 5.71% due 08/25/67[3,11]	8,579,178	8,467,853
2023-NQM2, 6.60% due 11/25/67[3,11]	2,907,444	2,917,918
Morgan Stanley ABS Capital I Incorporated Trust
2006-HE8, 5.66% (1 Month Term SOFR + 0.33%, Rate Floor: 0.22%) due 10/25/36◊	18,597,577	7,918,188
2006-HE6, 5.64% (1 Month Term SOFR + 0.31%, Rate Floor: 0.20%) due 09/25/36◊	4,248,378	1,470,230
2007-HE4, 5.67% (1 Month Term SOFR + 0.34%, Rate Floor: 0.23%) due 02/25/37◊	3,719,319	1,201,503
IXIS Real Estate Capital Trust
2007-HE1, 5.60% (1 Month Term SOFR + 0.27%, Rate Floor: 0.16%) due 05/25/37◊	23,417,500	5,488,212
2007-HE1, 5.67% (1 Month Term SOFR + 0.34%, Rate Floor: 0.23%) due 05/25/37◊	16,590,970	3,888,233
GSAMP Trust
2007-NC1, 5.57% (1 Month Term SOFR + 0.24%, Rate Floor: 0.13%) due 12/25/46◊	17,673,620	9,105,163

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Master Asset-Backed Securities Trust
2006-WMC3, 5.76% (1 Month Term SOFR + 0.43%, Rate Floor: 0.32%) due 08/25/36◊	9,860,375	$3,423,628
2006-HE3, 5.64% (1 Month Term SOFR + 0.31%, Rate Floor: 0.20%) due 08/25/36◊	9,282,009	2,829,648
2006-HE3, 5.74% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 08/25/36◊	7,803,953	2,379,058
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,8	8,650,000	7,727,760
Citigroup Mortgage Loan Trust, Inc.
2007-AMC3, 5.69% (1 Month Term SOFR + 0.36%, Rate Floor: 0.25%) due 03/25/37◊	9,363,595	7,696,078
GSAA Home Equity Trust
2006-3, 6.04% (1 Month Term SOFR + 0.71%, Rate Floor: 0.60%) due 03/25/36◊	9,871,468	4,803,990
2006-9, 5.92% (1 Month Term SOFR + 0.59%, Rate Floor: 0.48%) due 06/25/36◊	7,172,879	1,942,679
2007-7, 5.98% (1 Month Term SOFR + 0.65%, Rate Floor: 0.54%) due 07/25/37◊	338,555	312,885
OSAT Trust
2021-RPL1, 2.12% due 05/25/65[3,11]	6,948,674	6,765,418
PRPM LLC
2023-1, 6.88% (WAC) due 02/25/28◊,3	5,792,180	5,822,735
Home Equity Loan Trust
2007-FRE1, 5.63% (1 Month Term SOFR + 0.30%, Rate Floor: 0.19%) due 04/25/37◊	6,171,539	5,752,635
First NLC Trust
2007-1, 5.72% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 08/25/37◊,3	6,358,833	3,159,097
2007-1, 5.51% (1 Month Term SOFR + 0.18%, Rate Floor: 0.07%) due 08/25/37◊,3	4,822,106	2,395,727
Argent Securities Trust
2006-W5, 5.74% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 06/25/36◊	8,578,452	5,452,584
Alternative Loan Trust
2007-OA7, 5.80% (1 Month Term SOFR + 0.47%, Rate Floor: 0.36%) due 05/25/47◊	5,855,317	5,325,452
Lehman XS Trust Series
2006-18N, 5.80% (1 Month Term SOFR + 0.47%, Rate Floor: 0.36%) due 12/25/36◊	3,478,832	3,265,925

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2006-10N, 5.86% (1 Month Term SOFR + 0.53%, Rate Floor: 0.42%) due 07/25/46◊	2,253,656	$2,020,728
Saluda Grade Alternative Mortgage Trust
2023-FIG4, 7.12% (WAC) due 11/25/53◊,3	4,906,599	4,971,530
Merrill Lynch Mortgage Investors Trust Series
2007-HE2, 5.86% (1 Month Term SOFR + 0.53%, Rate Floor: 0.42%) due 02/25/37◊	6,788,113	1,940,824
2007-HE2, 5.96% (1 Month Term SOFR + 0.63%, Rate Floor: 0.52%) due 02/25/37◊	4,913,621	1,404,869
2007-HE2, 5.68% (1 Month Term SOFR + 0.35%, Rate Floor: 0.24%) due 02/25/37◊	3,906,833	1,116,989
2007-HE2, 6.28% (1 Month Term SOFR + 0.95%, Rate Floor: 0.84%) due 02/25/37◊	1,589,830	454,528
WaMu Asset-Backed Certificates WaMu Series Trust
2007-HE1, 5.67% (1 Month Term SOFR + 0.34%, Rate Floor: 0.34%) due 01/25/37◊	7,047,555	3,245,191
2007-HE4, 5.61% (1 Month Term SOFR + 0.28%, Rate Floor: 0.28%) due 07/25/47◊	2,714,522	1,593,845
Citigroup Mortgage Loan Trust
2022-A, 6.17% due 09/25/62[3,11]	4,547,513	4,545,906
Verus Securitization Trust
2022-8, 6.13% due 09/25/67[3,11]	4,376,118	4,335,132
ACE Securities Corporation Home Equity Loan Trust Series
2007-ASP1, 6.20% (1 Month Term SOFR + 0.87%, Rate Floor: 0.76%) due 03/25/37◊	10,427,091	4,255,374
HSI Asset Securitization Corporation Trust
2007-HE1, 5.63% (1 Month Term SOFR + 0.30%, Rate Floor: 0.19%) due 01/25/37◊	5,608,369	3,905,695
Finance of America HECM Buyout
2022-HB2, 6.00% (WAC) due 08/01/32◊,3	3,850,000	3,685,750
CSMC Trust
2020-RPL5, 4.68% (WAC) due 08/25/60◊,3	3,206,930	3,176,528
First Franklin Mortgage Loan Trust
2006-FF16, 5.86% (1 Month Term SOFR + 0.53%, Rate Floor: 0.42%) due 12/25/36◊	7,200,125	2,955,998

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 5.93% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46◊	3,526,600	$2,811,096
Morgan Stanley Mortgage Loan Trust
2006-9AR, 5.74% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 08/25/36◊	8,010,066	1,942,354
Alliance Bancorp Trust
2007-OA1, 5.92% (1 Month Term SOFR + 0.59%, Rate Floor: 0.48%) due 07/25/37◊	1,887,897	1,577,181
Nomura Resecuritization Trust
2015-4R, 3.04% (1 Month Term SOFR + 0.54%, Rate Floor: 0.43%) due 03/26/36◊	1,231,805	1,157,671
Morgan Stanley Re-REMIC Trust
2010-R5, 4.12% due 06/26/36	446,108	387,186
Asset-Backed Securities Corporation Home Equity Loan Trust
2006-HE5, 3.24% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 07/25/36◊	7,863	7,863
Total Residential Mortgage-Backed Securities		396,467,973

Government Agency - 5.0%
Fannie Mae
5.50% due 05/01/53	108,245,989	107,837,059
5.00% due 05/01/53	35,498,720	34,665,283
5.00% due 08/01/53	22,540,249	22,013,279
5.00% due 09/01/52	8,166,681	7,980,234
5.00% due 06/01/53	7,546,423	7,366,223
Freddie Mac
5.50% due 02/01/53	55,298,978	55,351,046
5.00% due 06/01/53	28,632,831	28,093,908
5.00% due 02/01/53	25,081,235	24,626,516
5.00% due 09/01/52	21,693,803	21,196,464
5.00% due 03/01/53	19,377,717	18,926,549
Total Government Agency		328,056,561

Commercial Mortgage-Backed Securities - 1.2%
BX Commercial Mortgage Trust
2021-VOLT, 7.44% (1 Month Term SOFR + 2.11%, Rate Floor: 2.00%) due 09/15/36◊,3	20,653,968	20,357,124
GS Mortgage Securities Corporation Trust
2020-UPTN, 3.25% (WAC) due 02/10/37◊,3	8,256,000	7,618,723
2020-DUNE, 8.10% (1 Month Term SOFR + 2.76%, Rate Floor: 2.65%) due 12/15/36◊,3	7,340,000	7,047,211
2020-DUNE, 7.50% (1 Month Term SOFR + 2.16%, Rate Floor: 1.90%) due 12/15/36◊,3	2,750,000	2,675,404

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
JP Morgan Chase Commercial Mortgage Securities Trust
2021-NYAH, 8.07% (1 Month Term SOFR + 2.75%, Rate Floor: 2.64%) due 06/15/38◊,3	15,000,000	$11,363,367
BX Trust
2023-DELC, 8.66% (1 Month Term SOFR + 3.34%, Rate Floor: 3.34%) due 05/15/38◊,3	10,650,000	10,769,813
SMRT
2022-MINI, 7.28% (1 Month Term SOFR + 1.95%, Rate Floor: 1.95%) due 01/15/39◊,3	10,000,000	9,824,246
MHP
2022-MHIL, 7.94% (1 Month Term SOFR + 2.61%, Rate Floor: 2.61%) due 01/15/27◊,3	8,204,525	8,137,863
Total Commercial Mortgage-Backed Securities		77,793,751

Military Housing - 0.3%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 0.70% (WAC) due 11/25/52◊,3,10	151,513,797	8,554,121
2015-R1, 0.70% (WAC) due 11/25/55◊,3,10	63,358,623	4,009,612
Capmark Military Housing Trust
2007-AET2, 6.06% due 10/10/52†††,3	5,438,586	5,254,063
Total Military Housing		17,817,796
Total Collateralized Mortgage Obligations
(Cost $959,681,664)		820,136,081

U.S. GOVERNMENT SECURITIES†† - 5.8%
U.S. Treasury Notes
4.25% due 03/15/27	360,000,000	358,340,623
4.63% due 02/28/25	21,000,000	20,914,688
Total U.S. Government Securities
(Cost $380,396,629)		379,255,311

U.S. TREASURY BILLS†† - 4.2%
U.S. Treasury Bills
4.99% due 04/16/24[13]	195,000,000	194,571,852
4.55% due 04/04/24[13]	30,000,000	29,987,022
5.28% due 04/16/24[13]	26,095,000	26,037,705
5.27% due 04/16/24[13]	17,170,000	17,132,301
5.26% due 04/18/24[13]	8,720,000	8,698,325
Total U.S. Treasury Bills
(Cost $276,428,537)		276,427,205

FEDERAL AGENCY DISCOUNT NOTES†† - 4.1%
Federal Home Loan Bank
5.25% due 04/22/24[13]	100,000,000	99,693,750
5.15% due 04/01/24[13]	82,030,000	82,030,000
5.25% due 04/19/24[13]	51,600,000	51,464,550
5.07% due 04/24/24[13]	30,000,000	29,899,375
5.25% due 04/24/24[13]	7,000,000	6,976,521
Total Federal Agency Discount Notes
(Cost $270,064,196)		270,064,196

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
CONVERTIBLE BONDS†† - 0.4%
Consumer, Non-cyclical - 0.3%
Block, Inc.
due 05/01/26[14]		21,951,000	$19,604,438

Communications - 0.1%
Cable One, Inc.
due 03/15/26[14]		5,750,000	5,008,250
Total Convertible Bonds
(Cost $24,743,307)			24,612,688

MUNICIPAL BONDS†† - 0.1%
District of Columbia - 0.1%
District of Columbia Revenue Bonds
6.73% due 09/01/47[3]		9,950,000	10,429,097
Total Municipal Bonds
(Cost $10,613,802)			10,429,097

SENIOR FIXED RATE INTERESTS†† - 0.0%
Industrial - 0.0%
Schur Flexibles GmbH
13.40% due 09/30/26†††	EUR	421,556	418,463
9.36% due 09/30/26†††	EUR	286,149	284,050
Schur Flexibles GmbH
13.48% due 09/30/26	EUR	146,102	145,031
Total Industrial			847,544

Total Senior Fixed Rate Interests
(Cost $874,737)			847,544

	Contracts/ Notional Value~
LISTED OPTIONS PURCHASED† - 0.1%
Put Options on:
Equity Options
SPDR S&P Regional Banking ETF Expiring January 2025 with strike price of $43.00 (Notional Value $43,366,500)	8,625	1,932,000
SPDR S&P Regional Banking ETF Expiring December 2024 with strike price of $42.00 (Notional Value $71,236,704 )	14,168	2,507,736
Total Listed Options Purchased
(Cost $6,959,763)		4,439,736

OTC OPTIONS PURCHASED†† - 0.0%
Call Options on:
Interest Rate Options
Morgan Stanley Capital Services LLC 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	164,200,000	9,826
Barclays Bank plc 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	162,650,000	9,733
Bank of America, N.A. 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	82,100,000	4,913

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Contracts/ Notional Value~	Value
Goldman Sachs International 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	66,950,000	$4,006

Total OTC Options Purchased
(Cost $2,147,996)		28,478

Total Investments - 102.1%
(Cost $7,192,060,291)		$6,712,887,089
Other Assets & Liabilities, net -(2.1)%		(140,861,117)
Total Net Assets - 100.0%		$6,572,025,972

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Purchased†
3-Month SOFR Futures Contracts	2,440	Jun 2025	$583,678,500	$(940,616)

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date
J.P. Morgan Securities LLC	ICE	ITRAXX.EUR.41.V1	1.00%	Quarterly	06/20/29
J.P. Morgan Securities LLC	ICE	CDX.NA.HY.41.V2	5.00%	Quarterly	12/20/28

Notional Amount~	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)**
EUR 92,730,000	$(2,206,742)	$(2,242,051)	$35,309
41,085,000	(3,024,699)	143,777	(3,168,476)
	$(5,231,441)	$(2,098,274)	$(3,133,167)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date
J.P. Morgan Securities LLC	CME	Receive	U.S. Secured Overnight Financing Rate	3.55%	Annually	03/14/54

Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
$3,060,000	$34,985	$303	$34,682

Total Return Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency
OTC Equity Index Swap Agreements Sold Short††
Bank of America, N.A.	SPDR S&P 500 ETF Trust	Receive	5.79% (Federal Funds Rate + 0.46%)	At Maturity
OTC Interest Rate Swap Agreements††
Goldman Sachs International	Goldman Sachs Swaption Forward Volatility Index	Pay	6.33% (Federal Funds Rate + 1.00%)	At Maturity

Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
07/01/24	125,000	$65,383,750	$12,500
04/11/25	37,000,000	52,995,100	(1,234,801)

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Barclays Bank plc	EUR	Sell	114,755,000	125,516,306 USD	04/15/24	$1,632,524
Bank of America, N.A.	GBP	Sell	54,265,000	69,418,230 USD	04/15/24	923,566
Bank of America, N.A.	CAD	Sell	5,275,000	3,909,272 USD	04/15/24	12,711
Bank of America, N.A.	EUR	Sell	72,000	78,863 USD	04/15/24	1,136
Barclays Bank plc	EUR	Buy	60,000	64,953 USD	04/15/24	(180)
Morgan Stanley Capital Services LLC	GBP	Buy	1,025,000	1,295,465 USD	04/15/24	(1,684)
						$2,568,073

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2024. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Special Purpose Acquisition Company (SPAC).
[3]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $2,644,451,875 (cost $2,845,633,548), or 40.2% of total net assets.

[4]	Rate indicated is the 7-day yield as of March 31, 2024.
[5]	Perpetual maturity.
[6]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[7]	Security is in default of interest and/or principal obligations.
[8]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $7,856,581 (cost $12,883,775), or 0.1% of total net assets — See Note 9.

[9]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[10]	Security is an interest-only strip.
[11]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2024. See table below for additional step information for each security.

[12]	Payment-in-kind security.
[13]	Rate indicated is the effective yield at the time of purchase.
[14]	Zero coupon rate security.
[15]	Security is unsettled at period end and does not have a stated effective rate.
CAD — Canadian Dollar
CDX.NA.HY.41.V2 — Credit Default Swap North American High Yield Series 41 Index Version 2
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
ICE — Intercontinental Exchange
ITRAXX.EUR.41.V1 — iTraxx Europe Series 41 Index Version 1
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
PPV — Public-Private Venture
REMIC — Real Estate Mortgage Investment Conduit

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$171,802	$2,050,836	$2,423,154	$4,645,792
Preferred Stocks	—	279,927,849	31,121,349	311,049,198
Warrants	11,521	—	76	11,597
Exchange-Traded Funds	106,913,521	—	—	106,913,521
Mutual Funds	300,927,615	—	—	300,927,615
Money Market Funds	228,085,866	—	—	228,085,866
Corporate Bonds	—	1,770,092,390	71,445,828	1,841,538,218
Asset-Backed Securities	—	1,037,835,221	188,989,648	1,226,824,869
Senior Floating Rate Interests	—	697,533,606	209,116,471	906,650,077
Collateralized Mortgage Obligations	—	785,289,777	34,846,304	820,136,081
U.S. Government Securities	—	379,255,311	—	379,255,311
U.S. Treasury Bills	—	276,427,205	—	276,427,205
Federal Agency Discount Notes	—	270,064,196	—	270,064,196
Convertible Bonds	—	24,612,688	—	24,612,688
Municipal Bonds	—	10,429,097	—	10,429,097
Senior Fixed Rate Interests	—	145,031	702,513	847,544
Options Purchased	4,439,736	28,478	—	4,468,214
Credit Default Swap Agreements**	—	35,309	—	35,309
Interest Rate Swap Agreements**	—	34,682	—	34,682
Forward Foreign Currency Exchange Contracts**	—	2,569,937	—	2,569,937
Equity Index Swap Agreements**	—	12,500	—	12,500
Total Assets	$640,550,061	$5,536,344,113	$538,645,343	$6,715,539,517

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$940,616	$—	$—	$940,616
Credit Default Swap Agreements**	—	3,168,476	—	3,168,476
Forward Foreign Currency Exchange Contracts**	—	1,864	—	1,864
Interest Rate Swap Agreements**	—	1,234,801	—	1,234,801
Unfunded Loan Commitments (Note 8)	—	—	1,636,967	1,636,967
Total Liabilities	$940,616	$4,405,141	$1,636,967	$6,982,724

**	This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at March 31, 2024	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$113,468,998	Yield Analysis	Yield	6.2%-8.7%	6.8%
Asset-Backed Securities	75,458,795	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Asset-Backed Securities	61,855	Third Party Pricing	Broker Quote	—	—
Collateralized Mortgage Obligations	29,592,241	Third Party Pricing	Trade Price	—	—
Collateralized Mortgage Obligations	5,254,063	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Common Stocks	2,413,432	Enterprise Value	Valuation Multiple	2.2x-16.0x	5.5x
Common Stocks	9,722	Model Price	Liquidation Value	—	—
Corporate Bonds	27,958,370	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Corporate Bonds	22,180,419	Yield Analysis	Yield	6.7%	—
Corporate Bonds	21,179,033	Third Party Pricing	Broker Quote	—	—
Corporate Bonds	118,579	Model Price	Purchase Price	—	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

Category	Ending Balance at March 31, 2024	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Corporate Bonds	$9,427	Third Party Pricing	Trade Price	—	—
Preferred Stocks	27,088,560	Yield Analysis	Yield	6.8%	—
Preferred Stocks	4,032,789	Enterprise Value	Valuation Multiple	5.0x	—
Senior Fixed Rate Interests	702,513	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	157,843,281	Yield Analysis	Yield	10.3%-14.2%	11.6%
Senior Floating Rate Interests	34,997,644	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	10,872,816	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	4,735,120	Third Party Pricing	Trade Price	—	—
Senior Floating Rate Interests	667,610	Model Price	Liquidation Value	—	—
Warrants	76	Model Price	Liquidation Value	—	—
Total Assets	$538,645,343
Liabilities:
Unfunded Loan Commitments	$1,636,967	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended March 31, 2024, the Fund had securities with a total value of $19,069,751 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $46,471,573 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2024:

	Assets
	Asset-Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Warrants
Beginning Balance	$223,348,932	$4,986,289	$59,850,234	$243,686,805	$76
Purchases/(Receipts)	17,354,525	30,070,000	12,475,000	57,413,057	—
(Sales, maturities and paydowns)/Fundings	(49,310,097)	(554,370)	(17,376,522)	(63,398,446)	—
Amortization of premiums/discounts	128,794	(58)	563,954	915,952	—
Corporate actions	—	—	—	(1,027,205)	—
Total realized gains (losses) included in earnings	(5,183)	(56)	(1,313,672)	(158,186)	—
Total change in unrealized appreciation (depreciation) included in earnings	8,642,806	344,499	3,479,522	2,393,757	—
Transfers into Level 3	—	—	13,767,312	4,592,181	—
Transfers out of Level 3	(11,170,129)	—	—	(35,301,444)	—
Ending Balance	$188,989,648	$34,846,304	$71,445,828	$209,116,471	$76
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2024	$1,490,465	$344,499	$2,283,949	$1,191,415	$—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

	Assets				Liabilities
	Common Stocks	Preferred Stocks	Senior Fixed Rate Interests	Total Assets	Unfunded Loan Commitments
Beginning Balance	$995,145	$28,121,912	$—	$560,989,393	$(1,990,229)
Purchases/(Receipts)	—	—	—	117,312,582	(808,949)
(Sales, maturities and paydowns)/Fundings	(158)	—	—	(130,639,593)	741,320
Amortization of premiums/discounts	—	—	—	1,608,642	62,102
Corporate actions	1,201,617	(174,412)	—	—	—
Total realized gains (losses) included in earnings	(503,051)	—	—	(1,980,148)	380,608
Total change in unrealized appreciation (depreciation) included in earnings	721,856	3,173,849	—	18,756,289	(21,819)
Transfers into Level 3	7,745	—	702,513	19,069,751	—
Transfers out of Level 3	—	—	—	(46,471,573)	—
Ending Balance	$2,423,154	$31,121,349	$702,513	$538,645,343	$(1,636,967)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2024	$218,965	$3,098,473	$—	$8,627,766	$(25,850)

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, except GAIA Aviation Ltd. which is scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate	Future Reset Date
BRAVO Residential Funding Trust 2022-R1, 3.13% due 01/29/70	6.13%	01/30/25	—	—
Citigroup Mortgage Loan Trust 2022-A, 6.17% due 09/25/62	9.17%	09/25/25	10.17%	09/25/26
GAIA Aviation Ltd. 2019-1, 3.97% due 12/15/44	2.00%	11/15/26	—	—
GAIA Aviation Ltd. 2019-1, 5.19% due 12/15/44	2.00%	10/15/26	—	—
GCAT Trust 2022-NQM5, 5.71% due 08/25/67	6.71%	10/01/26	—	—
GCAT Trust 2023-NQM2, 6.60% due 11/25/67	7.60%	01/01/27	—	—
NYMT Loan Trust 2022-SP1, 5.25% due 07/25/62	8.25%	07/01/25	9.25%	07/01/26

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
MACRO OPPORTUNITIES FUND

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate	Future Reset Date
OBX Trust 2023-NQM2, 6.80% due 01/25/62	7.80%	02/01/27	—	—
OBX Trust 2022-NQM8, 6.10% due 09/25/62	7.10%	10/01/26	—	—
OBX Trust 2022-NQM9, 6.45% due 09/25/62	7.45%	11/01/26	—	—
OSAT Trust 2021-RPL1, 2.12% due 05/25/65	5.12%	06/25/24	6.12%	06/25/25
Verus Securitization Trust 2022-8, 6.13% due 09/25/67	7.13%	10/01/26	—	—

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Guggenheim Strategy Funds”), each of which are open-end management investment companies managed by GI. The Guggenheim Strategy Funds, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Guggenheim Strategy Funds pay no investment management fees. The Guggenheim Strategy Funds’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended March 31, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/23	Additions	Reductions	Realized Gain (Loss)
Common Stock
BP Holdco LLC*	$48,218	$—	$—	$—
Mutual Funds
Guggenheim Alpha Opportunity Fund — Institutional Class	29,045,744	164,424	—	—
Guggenheim Limited Duration Fund — Class R6	122,839,898	3,045,514	—	—
Guggenheim Risk Managed Real Estate Fund — Institutional Class	29,711,644	274,197	—	—
Guggenheim Strategy Fund II	19,207,708	452,029	—	—
Guggenheim Strategy Fund III	33,331,353	910,483	—	—
Guggenheim Ultra Short Duration Fund — Institutional Class	48,849,509	1,388,550	—	—
	$283,034,074	$6,235,197	$—	$—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2024
MACRO OPPORTUNITIES FUND

Security Name	Change in Unrealized Appreciation (Depreciation)	Value 03/31/24	Shares 03/31/24	Investment Income
Common Stock
BP Holdco LLC*	$(2,715)	$45,503	37,539	$—
Mutual Funds
Guggenheim Alpha Opportunity Fund — Institutional Class	3,417,396	32,627,564	1,022,808	164,424
Guggenheim Limited Duration Fund — Class R6	2,626,167	128,511,579	5,334,644	3,064,501
Guggenheim Risk Managed Real Estate Fund — Institutional Class	4,060,390	34,046,231	1,069,627	476,442
Guggenheim Strategy Fund II	264,176	19,923,913	809,915	550,928
Guggenheim Strategy Fund III	526,958	34,768,794	1,409,355	915,349
Guggenheim Ultra Short Duration Fund — Institutional Class	811,475	51,049,534	5,151,315	1,396,578
	$11,703,847	$300,973,118		$6,568,222

*	Non-income producing security.

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
MACRO OPPORTUNITIES FUND

March 31, 2024

Assets:
Investments in unaffiliated issuers, at value (cost $6,893,725,347)	$6,411,913,971
Investments in affiliated issuers, at value (cost $298,334,944)	300,973,118
Foreign currency, at value (cost $1,476,601)	1,476,588
Segregated cash with broker	4,557,708
Unamortized upfront premiums paid on credit default swap agreements	143,777
Unamortized upfront premiums paid on interest rate swap agreements	303
Unrealized appreciation on OTC swap agreements	12,500
Unrealized appreciation on forward foreign currency exchange contracts	2,569,937
Prepaid expenses	159,647
Receivables:
Interest	54,130,110
Securities sold	20,147,713
Fund shares sold	9,782,112
Dividends	1,433,576
Total assets	6,807,301,060

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $2,210,534)	$1,636,967
Due to custodian bank	13,431,367
Segregated cash due to broker	70,157
Unamortized upfront premiums received on credit default swap agreements	2,242,051
Unrealized depreciation on OTC swap agreements	1,234,801
Unrealized depreciation on forward foreign currency exchange contracts	1,864
Payable for:
Securities purchased	187,977,171
Fund shares redeemed	16,927,510
Management fees	4,472,603
Distributions to shareholders	4,090,565
Transfer agent/maintenance fees	566,919
Variation margin on futures contracts	457,500
Swap settlement	194,206
Distribution and service fees	157,601
Protection fees on credit default swap agreements	101,826
Fund accounting/administration fees	39,804
Variation margin on credit default swap agreements	21,929
Variation margin on interest rate swap agreements	9,939
Trustees’ fees*	9,046
Due to Investment Adviser	7,208
Miscellaneous	1,624,054
Total liabilities	235,275,088
Net assets	$6,572,025,972

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)(concluded)
MACRO OPPORTUNITIES FUND

March 31, 2024

Net assets consist of:
Paid in capital	$7,481,113,095
Total distributable earnings (loss)	(909,087,123)
Net assets	$6,572,025,972

Class A:
Net assets	$284,567,169
Capital shares outstanding	11,697,979
Net asset value per share	$24.33
Maximum offering price per share (Net asset value divided by 96.00%)	$25.34

Class C:
Net assets	$102,588,861
Capital shares outstanding	4,220,256
Net asset value per share	$24.31

Class P:
Net assets	$49,669,343
Capital shares outstanding	2,040,960
Net asset value per share	$24.34

Institutional Class:
Net assets	$6,004,654,790
Capital shares outstanding	246,475,668
Net asset value per share	$24.36

Class R6:
Net assets	$130,545,809
Capital shares outstanding	5,359,484
Net asset value per share	$24.36

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
MACRO OPPORTUNITIES FUND

Six Months Ended March 31, 2024

Investment Income:
Dividends from securities of unaffiliated issuers	$2,552,851
Dividends from securities of affiliated issuers	6,568,222
Interest from securities of unaffiliated issuers	211,006,817
Total investment income	220,127,890

Expenses:
Management fees	27,013,354
Distribution and service fees:
Class A	351,017
Class C	513,878
Class P	61,402
Transfer agent/maintenance fees:
Class A	112,602
Class C	25,202
Class P	19,334
Institutional Class	2,416,928
Class R6	3,318
Fund accounting/administration fees	1,216,480
Professional fees	$266,505
Line of credit fees	161,632
Interest expense	151,840
Trustees’ fees*	53,107
Custodian fees	51,801
Miscellaneous	373,807
Recoupment of previously waived fees:
Class A	96,035
Class C	39,223
Class P	21,718
Institutional Class	14,563
Class R6	4,087
Total expenses	32,967,833
Less:
Expenses reimbursed by Adviser:
Class A	(295)
Class C	(265)
Institutional Class	(2,225,964)
Class R6	(1,684)
Expenses waived by Adviser	(1,550,621)
Earnings credits applied	(2,859)
Total waived/reimbursed expenses	(3,781,688)
Net expenses	29,186,145
Net investment income	190,941,745

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)(concluded)
MACRO OPPORTUNITIES FUND

Six Months Ended March 31, 2024

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(24,836,490)
Swap agreements	(24,806,926)
Options purchased	(1,912,741)
Forward foreign currency exchange contracts	(2,532,688)
Foreign currency transactions	(3,922,467)
Net realized loss	(58,011,312)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	232,455,435
Investments in affiliated issuers	11,703,847
Swap agreements	18,694,720
Futures contracts	(940,616)
Options purchased	(1,829,887)
Forward foreign currency exchange contracts	(1,134,982)
Foreign currency translations	182,261
Net change in unrealized appreciation (depreciation)	259,130,778
Net realized and unrealized gain	201,119,466
Net increase in net assets resulting from operations	$392,061,211

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MACRO OPPORTUNITIES FUND

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$190,941,745	$339,429,107
Net realized loss on investments	(58,011,312)	(210,856,113)
Net change in unrealized appreciation (depreciation) on investments	259,130,778	292,518,294
Net increase in net assets resulting from operations	392,061,211	421,091,288

Distributions to shareholders:
Class A	(9,780,911)	(16,952,857)
Class C	(3,210,097)	(5,928,309)
Class P	(1,707,298)	(4,987,662)
Institutional Class	(202,403,946)	(310,664,175)
Class R6	(5,594,995)	(8,818,791)
Total distributions to shareholders	(222,697,247)	(347,351,794)

Capital share transactions:
Proceeds from sale of shares
Class A	51,620,354	88,917,715
Class C	15,255,684	12,403,253
Class P	4,782,232	16,822,252
Institutional Class	1,359,680,164	2,128,695,437
Class R6	34,285,781	83,550,238
Distributions reinvested
Class A	8,250,769	14,302,558
Class C	2,888,525	5,285,062
Class P	1,687,273	4,948,543
Institutional Class	175,479,510	268,719,399
Class R6	5,442,400	8,818,791
Cost of shares redeemed
Class A	(63,343,319)	(154,649,331)
Class C	(21,742,677)	(61,940,389)
Class P	(13,090,678)	(130,394,089)
Institutional Class	(912,510,850)	(2,629,895,397)
Class R6	(101,014,923)	(30,444,262)
Net increase (decrease) from capital share transactions	547,670,245	(374,860,220)
Net increase (decrease) in net assets	717,034,209	(301,120,726)

Net assets:
Beginning of period	5,854,991,763	6,156,112,489
End of period	$6,572,025,972	$5,854,991,763

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 63

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MACRO OPPORTUNITIES FUND

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Capital share activity:
Shares sold
Class A	2,149,676	3,734,087
Class C	637,605	521,851
Class P	199,141	707,632
Institutional Class	56,560,713	89,245,962
Class R6	1,430,674	3,495,646
Shares issued from reinvestment of distributions
Class A	344,120	600,755
Class C	120,580	222,238
Class P	70,370	208,213
Institutional Class	7,303,347	11,271,078
Class R6	227,422	370,155
Shares redeemed
Class A	(2,641,382)	(6,501,599)
Class C	(908,275)	(2,604,191)
Class P	(551,593)	(5,490,413)
Institutional Class	(38,058,589)	(110,513,346)
Class R6	(4,223,081)	(1,280,546)
Net increase (decrease) in shares	22,660,728	(16,012,478)

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Six Months Ended March 31, 2024[a]	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$23.66	$23.36	$27.19	$26.31	$25.82	$26.53
Income (loss) from investment operations:
Net investment income (loss)[b]	.71	1.30	.89	.91	.74	.72
Net gain (loss) on investments (realized and unrealized)	.79	.33	(3.77)	1.04	.61	(.62)
Total from investment operations	1.50	1.63	(2.88)	1.95	1.35	.10
Less distributions from:
Net investment income	(.83)	(1.33)	(.95)	(1.07)	(.86)	(.79)
Net realized gains	—	—	—	—	—	(.02)
Total distributions	(.83)	(1.33)	(.95)	(1.07)	(.86)	(.81)
Net asset value, end of period	$24.33	$23.66	$23.36	$27.19	$26.31	$25.82

Total Return[c]	6.39%	7.09%	(10.77%)	7.49%	5.39%	0.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$284,567	$280,275	$327,393	$435,293	$312,986	$461,781
Ratios to average net assets:
Net investment income (loss)	5.89%	5.46%	3.46%	3.35%	2.90%	2.76%
Total expenses[d]	1.36%	1.50%	1.42%	1.43%	1.51%	1.47%
Net expenses[e,f,g]	1.30%	1.44%	1.37%	1.37%	1.39%	1.39%
Portfolio turnover rate	17%	32%	25%	84%	130%	46%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 65

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Six Months Ended March 31, 2024[a]	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$23.64	$23.35	$27.17	$26.29	$25.80	$26.52
Income (loss) from investment operations:
Net investment income (loss)[b]	.62	1.12	.70	.72	.55	.52
Net gain (loss) on investments (realized and unrealized)	.80	.32	(3.76)	1.03	.61	(.62)
Total from investment operations	1.42	1.44	(3.06)	1.75	1.16	(.10)
Less distributions from:
Net investment income	(.75)	(1.15)	(.76)	(.87)	(.67)	(.60)
Net realized gains	—	—	—	—	—	(.02)
Total distributions	(.75)	(1.15)	(.76)	(.87)	(.67)	(.62)
Net asset value, end of period	$24.31	$23.64	$23.35	$27.17	$26.29	$25.80

Total Return[c]	6.02%	6.25%	(11.41%)	6.70%	4.60%	(0.37%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$102,589	$103,332	$145,469	$207,739	$219,866	$321,576
Ratios to average net assets:
Net investment income (loss)	5.17%	4.72%	2.70%	2.64%	2.15%	2.00%
Total expenses[d]	2.08%	2.27%	2.17%	2.18%	2.25%	2.20%
Net expenses[e,f,g]	2.03%	2.21%	2.12%	2.12%	2.15%	2.13%
Portfolio turnover rate	17%	32%	25%	84%	130%	46%

66 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Six Months Ended March 31, 2024[a]	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$23.67	$23.38	$27.20	$26.32	$25.82	$26.54
Income (loss) from investment operations:
Net investment income (loss)[b]	.70	1.30	.90	.91	.74	.71
Net gain (loss) on investments (realized and unrealized)	.80	.32	(3.77)	1.04	.62	(.62)
Total from investment operations	1.50	1.62	(2.87)	1.95	1.36	.09
Less distributions from:
Net investment income	(.83)	(1.33)	(.95)	(1.07)	(.86)	(.79)
Net realized gains	—	—	—	—	—	(.02)
Total distributions	(.83)	(1.33)	(.95)	(1.07)	(.86)	(.81)
Net asset value, end of period	$24.34	$23.67	$23.38	$27.20	$26.32	$25.82

Total Return	6.38%	7.09%	(10.77%)	7.48%	5.42%	0.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,669	$54,987	$161,232	$162,928	$99,575	$126,334
Ratios to average net assets:
Net investment income (loss)	5.87%	5.49%	3.51%	3.33%	2.91%	2.73%
Total expenses[d]	1.37%	1.66%	1.45%	1.45%	1.50%	1.46%
Net expenses[e,f,g]	1.32%	1.49%	1.37%	1.37%	1.40%	1.39%
Portfolio turnover rate	17%	32%	25%	84%	130%	46%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 67

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2024[a]	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$23.69	$23.40	$27.23	$26.34	$25.85	$26.57
Income (loss) from investment operations:
Net investment income (loss)[b]	.75	1.40	.99	1.02	.85	.81
Net gain (loss) on investments (realized and unrealized)	.80	.32	(3.76)	1.05	.60	(.61)
Total from investment operations	1.55	1.72	(2.77)	2.07	1.45	.20
Less distributions from:
Net investment income	(.88)	(1.43)	(1.06)	(1.18)	(.96)	(.90)
Net realized gains	—	—	—	—	—	(.02)
Total distributions	(.88)	(1.43)	(1.06)	(1.18)	(.96)	(.92)
Net asset value, end of period	$24.36	$23.69	$23.40	$27.23	$26.34	$25.85

Total Return	6.59%	7.47%	(10.39%)	7.91%	5.84%	0.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,004,655	$5,228,680	$5,397,131	$6,906,534	$4,097,303	$5,396,868
Ratios to average net assets:
Net investment income (loss)	6.26%	5.86%	3.85%	3.74%	3.32%	3.12%
Total expenses[d]	1.04%	1.18%	1.09%	1.08%	1.17%	1.13%
Net expenses[e,f,g]	0.91%	1.03%	0.96%	0.96%	0.99%	0.98%
Portfolio turnover rate	17%	32%	25%	84%	130%	46%

68 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class R6	Six Months Ended March 31, 2024[a]	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Period Ended Sept. 30, 2019[h]
Per Share Data
Net asset value, beginning of period	$23.69	$23.39	$27.22	$26.34	$25.84	$25.98
Income (loss) from investment operations:
Net investment income (loss)[b]	.75	1.40	.98	1.02	.87	.36
Net gain (loss) on investments (realized and unrealized)	.80	.33	(3.75)	1.04	.58	(.03)
Total from investment operations	1.55	1.73	(2.77)	2.06	1.45	.33
Less distributions from:
Net investment income	(.88)	(1.43)	(1.06)	(1.18)	(.95)	(.47)
Total distributions	(.88)	(1.43)	(1.06)	(1.18)	(.95)	(.47)
Net asset value, end of period	$24.36	$23.69	$23.39	$27.22	$26.34	$25.84

Total Return	6.59%	7.51%	(10.39%)	7.91%	5.81%	1.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$130,546	$187,717	$124,888	$197,067	$136,669	$676
Ratios to average net assets:
Net investment income (loss)	6.28%	5.85%	3.79%	3.74%	3.41%	2.79%
Total expenses[d]	0.96%	1.07%	1.00%	1.01%	1.09%	1.11%
Net expenses[e,f,g]	0.91%	1.01%	0.96%	0.96%	0.99%	1.03%
Portfolio turnover rate	17%	32%	25%	84%	130%	46%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 69

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
MACRO OPPORTUNITIES FUND

[a]	Unaudited figures for the period ended March 31, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/24[a]	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	0.07%	0.05%	0.06%	0.10%	0.03%	0.02%
Class C	0.08%	0.04%	0.06%	0.08%	0.05%	0.05%
Class P	0.09%	0.01%	0.05%	0.09%	0.03%	0.04%
Institutional Class	0.00%*	0.00%*	—	—	0.00%*	0.00%*
Class R6	0.01%	0.01%	0.00%*	0.00%*	0.00%*	0.00%*,h

*	Less than 0.01%

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

	03/31/24[a]	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	1.29%	1.32%	1.33%	1.33%	1.33%	1.33%
Class C	2.02%	2.07%	2.08%	2.08%	2.08%	2.07%
Class P	1.31%	1.32%	1.33%	1.33%	1.33%	1.33%
Institutional Class	0.90%	0.91%	0.92%	0.92%	0.92%	0.92%
Class R6	0.90%	0.91%	0.92%	0.92%	0.92%	0.92%[h]

[h]	Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

70 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: Class A shares, Class C shares, Class P shares, Class R6 shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of Class A shares. Class A shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. Class A share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. Class C shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Class C shares automatically convert to Class A shares on or about the 10th day of the month following the 8-year anniversary of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. Class R6 shares are offered primarily through qualified retirement and benefit plans. Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI” ) may also be eligible to purchase Class R6 shares subject to a $2 million minimum initial investment. At March 31, 2024, the Trust consisted of eighteen funds (the “Funds”).

This report covers the Macro Opportunities Fund (the “Fund”), a diversified investment company. At March 31, 2024, Class A, Class C, Class P, Institutional Class and Class R6 shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor of the Fund’s shares. GI and GFD are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of the Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Fund.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 71

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objective and policies.

A summary of the Fund’s investment in its Subsidiary is as follows:

Inception Date of Subsidiary	Subsidiary Net Assets at March 31, 2024	% of Net Assets of the Fund at March 31, 2024
01/08/15	$534,385	0.01%

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities attributable to the share class by the number of outstanding shares of the share class on the specified date.

(a) Valuation of Investments

The Board of Trustees of the Trust (the “Board”) adopted policies and procedures for the valuation of the Fund’s investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and other assets.

72 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Valuations of the Fund’s securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If a pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADR”) trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by a pricing service provider in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by pricing service providers, using the last traded fill price, or at the reported bid price at the close of business on the valuation date.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 73

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using a pricing service provider.

Typically, loans are valued using information provided by a pricing service provider which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using a price provided by a pricing service provider.

Futures contracts are valued on the basis of the last sale price as of 4:00 p.m. on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation of the underlying securities would provide a more accurate valuation of the futures contract.

Interest rate swap agreements entered into by the Fund are valued on the basis of the last sale price on the primary exchange on which the swap is traded.

Other swap agreements entered into by the Fund are generally valued using an evaluated price provided by a pricing service provider.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

74 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

(b) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

(c) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

Inflation-Indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these securities is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of Interest on the Fund’s Consolidated Statement of Operations, even though principal is not received until maturity.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 75

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

(d) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) a broad measure of the cost of borrowing cash, such as the one-month or three-month Secured Overnight Financing Rate (“SOFR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Consolidated Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. Recently, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(e) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(f) Short Sales

When the Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale.

76 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(g) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

The Fund may purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the options. The swaptions are forward premium swaptions which have extended settlement dates.

(h) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 77

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

(i) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by the Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by the Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(j) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

78 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

(k) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(l) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2024, if any, are disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

(m) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 79

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Fund’s Consolidated Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Fund’s Consolidated Statement of Operations at the end of the commitment period.

(n) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(o) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(p) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Fund’s Consolidated Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended March 31, 2024, are disclosed in the Fund’s Consolidated Statement of Operations.

(q) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at March 31, 2024.

(r) Indemnifications

Under the Trust’s organizational documents, its Trustees and Officers of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Trust, on behalf of the Fund, enters into contracts that contain a variety of representations and warranties which provide general indemnifications.

80 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategies, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Fund’s Consolidated Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Speculation: the use of an instrument to express macro-economic and other investment views.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 81

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge, Speculation, Income	$634,533,333	$37,388,118

The risk in writing a call option is that the Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where the Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, the Fund may be at risk because of the counterparty’s inability to perform.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with the Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Fund’s Consolidated Statement of Assets and Liabilities; securities held as collateral are noted on the Fund’s Consolidated Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Duration, Hedge, Speculation	$488,645,583	$—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain

82 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that the Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Hedge, Index exposure, Income	$34,779,081	$25,304,242

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration	$276,791,667	$510,000

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 83

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Hedge, Index exposure	$—	$270,842,500

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

84 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$3,422,119	$195,737,454

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of March 31, 2024:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest rate futures contracts	—	Variation margin on futures contracts
Credit/Equity/Interest rate swap agreements	Unamortized upfront premiums paid on interest rate swap agreements	Unamortized upfront premiums received on credit default swap agreements
	Unamortized upfront premiums paid on credit default swap agreements	Variation margin on interest rate swap agreements
	Unrealized appreciation on OTC swap agreements	Variation margin on credit default swap agreements
Unrealized depreciation on OTC swap agreements
Equity/Interest rate option contracts	Investments in unaffiliated issuers, at value	—
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2024:

Asset Derivative Investments Value
Futures Interest Rate Risk*	Swaps Equity Risk	Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Options Purchased Equity Risk	Options Purchased Interest Rate Risk	Total Value at March 31, 2024
$—	$12,500	$34,682	$35,309	$2,569,937	$4,439,736	$28,478	$7,120,642

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 85

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Liability Derivative Investments Value
Futures Interest Rate Risk*	Swaps Equity Risk	Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Options Written Equity Risk	Options Written Interest Rate Risk	Total Value at March 31, 2024
$940,616	$—	$1,234,801	$3,168,476	$1,864	$—	$—	$5,345,757

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Fund’s Consolidated Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Fund’s Consolidated Statement of Assets and Liabilities

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the period ended March 31, 2024:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest rate futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts
Credit/Equity/Interest rate swap agreements	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Equity/Interest rate option contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Fund’s Consolidated Statement of Operations categorized by primary risk exposure for the period ended March 31, 2024:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Equity Risk	Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Options Purchased Equity Risk	Options Purchased Interest Rate Risk	Total
$—	$(17,841,063)	$1,530,416	$(8,496,279)	$(2,532,688)	$—	$(1,912,741)	$(29,252,355)

86 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Equity Risk	Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Options Purchased Equity Risk	Options Purchased Interest Rate Risk	Total
$(940,616)	$18,495,467	$12,500	$186,753	$(1,134,982)	$(2,520,027)	$690,140	$14,789,235

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 87

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Fund’s Consolidated Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from

88 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Fund’s Consolidated Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amount of Assets Presented on the Consolidated Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$2,569,937	$—	$2,569,937	$(180)	$—	$2,569,757
Options purchased	28,478	—	28,478	(5,690)	(8,142)	14,646
Swap equity agreements	12,500	—	12,500	—	—	12,500

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Liabilities Presented on the Consolidated Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$1,864	$—	$1,864	$(1,864)	$—	$—
Swap interest rate agreements	1,234,801	—	1,234,801	(4,006)	—	1,230,795

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 89

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2024.

Counterparty	Asset Type	Cash Pledged	Cash Received
J.P. Morgan Securities LLC	Credit default swap agreements	$2,257,708	$—
J.P. Morgan Securities LLC	Interest rate swap agreements	—	38,157
JP Morgan Chase and Co.	Futures contracts	2,300,000	—
Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts, Options	—	32,000
		$4,557,708	$70,157

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

90 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Pricing service providers are used to value a majority of the Fund’s investments. When values are not available from a pricing service provider, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a pricing service provider based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees on a monthly basis calculated daily at an annualized rate based on the average daily net assets as follows:

Average Daily Net Assets	Annualized Rate
$5 billion or less	0.89%
> $5 billion	0.84%

GI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended March 31, 2024, the Fund waived $2,931 related to advisory fees in the Subsidiary.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 91

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of Class A, Class C and Class P shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s Class A and Class P shares, and 1.00% of the average daily net assets of the Fund’s Class C shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Class A	1.36%	11/30/12	02/01/25
Class C	2.11%	11/30/12	02/01/25
Class P	1.36%	05/01/15	02/01/25
Institutional Class	0.95%	11/30/12	02/01/25
Class R6	0.95%	03/13/19	02/01/25

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2024, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2024	2025	2026	2027	Fund Total
Class A	$100,134	$80,282	$15,216	$1,734	$197,366
Class C	57,263	37,685	6,309	794	102,051
Class P	60,083	101,516	99,081	252	260,932
Institutional Class	5,276,465	7,075,307	4,861,940	2,254,667	19,468,379
Class R6	55,376	38,182	9,192	2,315	105,065

For the period ended March 31, 2024, GI recouped $175,626 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing fund level

92 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

without regard to any expense cap, if any, in effect for the investing fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended March 31, 2024, the Fund waived $563,707 related to investments in affiliated funds.

For the period ended March 31, 2024, GFD retained sales charges of $77,213 relating to sales of Class A shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The Fund intends to invest up to 25% of its assets in the Subsidiary which is expected to provide the Fund with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Fund has received a private letter ruling from the IRS that concludes that the income the Fund receives from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary is classified as a corporation for U.S. federal income tax purposes.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 93

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for U.S. federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

At March 31, 2024, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$7,192,632,192	$35,805,663	$(518,244,095)	$(482,438,432)

Note 7 – Securities Transactions

For the period ended March 31, 2024, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$953,819,239	$891,754,727

For the period ended March 31, 2024, the cost of purchases and proceeds from sales of government securities were as follows:

Purchases	Sales
$359,296,875	$22,834,906

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. For the period ended March 31, 2024, the Fund did not engage in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act.

94 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of March 31, 2024. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of March 31, 2024, were as follows:

Borrower	Maturity Date	Face Amount*	Value
Ardonagh Midco 3 plc	02/16/25	442,771	$6,642
Avalara, Inc.	10/19/28	1,600,000	17,496
Care BidCo	05/04/28	EUR 9,200,000	541,771
Checkers Holdings, Inc.	06/16/27	262,053	—
Datix Bidco Ltd.	05/16/24	25,400,000	—
Finastra USA, Inc.	09/13/29	761,458	85,574
Inspired Finco Holdings Ltd.	02/17/31	EUR 2,556,468	—
Lightning A	03/01/37	12,180,000	—
Lightning B	03/01/37	2,450,000	—
MB2 Dental Solutions, LLC	01/29/31	9,063,476	236,985
Orion Group	03/19/27	2,165,273	58,725
Polaris Newco LLC	06/04/26	3,875,159	211,691
RLDatix	10/28/24	GBP 5,508,364	—
Schur Flexibles GmbH	09/30/26	EUR 143,170	12,358
Shaw Development LLC	10/30/29	734,043	—
Thunderbird A	03/01/37	12,180,000	—
Thunderbird B	03/01/37	2,450,000	—
TK Elevator Midco GmbH	01/29/27	EUR 8,915,725	$465,725
			$1,636,967

*	The face amount is denominated in U.S. dollars unless otherwise indicated.
EUR — Euro
GBP — British Pound

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Atlas Mara Ltd.
due 12/31/21[1]	10/01/15	$3,476,550	$118,579
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37[2]	09/23/22	7,696,742	7,727,760
Copper River CLO Ltd.
2007-1A INC, due 01/20/21[3]	05/09/14	—	815
Mirabela Nickel Ltd.
due 06/24/19[1]	12/31/13	1,710,483	9,427

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 95

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Restricted Securities	Acquisition Date	Cost	Value
		$12,883,775	$7,856,581

[1]	Security is in default of interest and/or principal obligations.
[2]

Variable rate security. Rate indicated is the rate effective at March 31, 2024. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,150,000,000 line of credit from Citibank, N.A., which was in place through September 29, 2023, at which time a new line of credit was entered into in the amount of $1,165,000,000. The Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Fund’s Consolidated Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the period ended March 31, 2024.

Note 11 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but

96 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(concluded)

not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Fund in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 12 – Subsequent Events

The Fund evaluated subsequent events through the date the consolidated financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Fund’s consolidated financial statements.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 97

OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of the Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Consolidated Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications

98 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at https://www.sec.gov. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on our website at www.guggenheiminvestments.com, and will be made available, upon request and without charge, by calling 800.820.0888.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 99

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	153

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

100 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (consulting firm) (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	152

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 101

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, Lydon Media (2016-present); Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX Group (financial advisor content, research and digital distribution provider) (2022-present). Former: Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-2023); Director, GDX Index Partners, LLC (index provider) (2021-2023).	152

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (2023-present); The 2023 ETF Series II (1) (2023-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

102 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel (formerly Partner), Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	153

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); Endeavor Health (2012-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 103

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	152

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

104 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 105

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and/or Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	152

Former: Guggenheim Energy & Income Fund (2018-2023); Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Adviser and/or the parent of the Adviser.

106 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President, Mutual Funds Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards and Senior Managing Director, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 107

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

108 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 109

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York, 10017, is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

110 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 111

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based

112 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 113

3.31.2024

Guggenheim Funds Semi-Annual Report

Guggenheim Floating Rate Strategies Fund

GuggenheimInvestments.com	FR-SEMI-0324x0924

GUGGENHEIM

Fast, Convenient, and Secure
Sign up for eDelivery from Guggenheim

Guggenheim's eDelivery service allows you to waive postal delivery and provides a fast, convenient, and secure way to access your account documents and shareholder communications such as statements, confirmations, prospectuses, and annual and semi-annual reports.

With Guggenheim's eDelivery service, you can:

- Receive important account information faster
- Reduce the chance of mail fraud and identity theft
- Positively impact the environment
- Increase shareholder value by reducing printing and mailing costs

For more information, visit *GuggenheimInvestments.com/eDelivery* or call our Client Services group at 800 820 0888.

It's easy to enroll:

To register your account and begin receiving some or all of your shareholder communications electronically, follow these simple steps:

1 **Go to** *GuggenheimInvestments.com/myaccount*

If you are a new user, you can also establish your User ID and password here.

2 **Log into your account**

3 **Select "Profile" on the left**

4 **Select "Edit Delivery" at the bottom**

5 **Select the eDelivery radio buttons**

6 **Enter your email address, and check the box that you have read the Terms and Conditions**

7 **Hit "Submit"**

GI-GOGREEN-1023 x1024 #59091

Guggenheim Investments eDelivery Service Notice

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
FLOATING RATE STRATEGIES FUND	9
NOTES TO FINANCIAL STATEMENTS	48
OTHER INFORMATION	65
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	67
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	75

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2024

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Floating Rate Strategies Fund (the “Fund”) for the semi-annual fiscal period ended March 31, 2024 (the “Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

April 30, 2024

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

March 31, 2024

The Floating Rate Strategies Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● There can be no guarantee the Fund will achieve its investment objective ● Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk, prepayment and extension risk. ● The Fund’s share price, or the income generated by the Fund’s holdings, could change in response to interest rate changes and market and economic conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to many of the same risks as investments in derivatives. ●The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ●The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government.● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2024

While job growth remains robust, recent labor data brought increased confidence in a labor market in better balance, allowing for inflation to soften further. Labor force growth remains strong, aided by high immigration flows, helping bring labor supply in line with gradually cooling demand. The Small Business Survey indicates that plans to increase compensation have returned to pre-COVID levels. Additionally, Bureau of Labor Statistics data reveal a continued decline in the “quits rate,” reducing the pressure on businesses to raise wages to attract or retain employees. These developments suggest wage pressures may ease further by year end. And despite some speculation against any Federal Reserve (“Fed”) rate cuts materializing in 2024, we continue to anticipate cuts later this year.

Following the stronger-than-expected March Consumer Price Index, we believe that there is a high probability that the easing cycle will start in the second half of the year, since the Fed will likely need more time to gather confirming data. In the latest Summary of Economic Projections, the Federal Open Market Committee (“FOMC”) significantly increased the median forecast for 2024 U.S. gross domestic product, slightly increased it for core personal consumption expenditures year over year, and continues to expect no material increase in the unemployment rate. These adjustments left the median view for three rate cuts for 2024, which suggests the bar is very high for the Fed to keep rates where they are all year, and even higher for more rate hikes to materialize.

Amid this macroeconomic backdrop, in the first quarter of 2024 the two-year Treasury yield increased to 4.59% from 4.23%, and the 10-year Treasury yield increased to 4.20% from 3.88%, keeping the inverted 2s/10s yield curve consistent at 39 basis points as of the end of the Reporting Period, up four basis points since the start of the year. One basis point equals 0.01%. In general, spreads to Treasurys have remained tight across sectors. In investment-grade corporate bonds, BBB-rated bonds continued to remain attractive relative to A and BB-rated bonds, and supply slowed toward the end of the first quarter of 2024, which we believe should support spreads in the near term. High yield bond spreads tightened during the first quarter of 2024 to 301 basis points from 323 basis points at the start of the year, while leveraged loans’ discount margins to maturity tightened to 509 basis points from 528 basis points. Structured credit spreads tightened marginally amid strong demand. Investor demand and an improved arbitrage led to robust new collateralized loan obligation issuance, and tightening liabilities led to an increase in refinances/resets.

Looking forward, Fed officials continue to advocate for a patient approach. A conventional easing cycle is therefore far from guaranteed. Market expectations have already adjusted significantly from market-implied expectations of six rate cuts in 2024 just two months ago to only three as of the end of the Reporting Period, aligning more closely with the FOMC’s views. So far, the market has taken this delay in stride, but its patience and assessment of credit risk could be tested.

For the Reporting Period, the S&P 500® Index* returned 23.48%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 17.01%. The return of the MSCI Emerging Markets Index* was 10.56%.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2024

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 5.99% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 8.75%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 2.69% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2023 and ending March 31, 2024.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Class A	1.01%	4.50%	$1,000.00	$1,045.00	$5.16
Class C	1.76%	4.11%	1,000.00	1,041.10	8.98
Class P	1.01%	4.50%	1,000.00	1,045.00	5.16
Institutional Class	0.77%	4.62%	1,000.00	1,046.20	3.94
Class R6	0.77%	4.64%	1,000.00	1,046.40	3.94

Table 2. Based on hypothetical 5% return (before expenses)
Class A	1.01%	5.00%	$1,000.00	$1,019.95	$5.10
Class C	1.76%	5.00%	1,000.00	1,016.20	8.87
Class P	1.01%	5.00%	1,000.00	1,019.95	5.10
Institutional Class	0.77%	5.00%	1,000.00	1,021.15	3.89
Class R6	0.77%	5.00%	1,000.00	1,021.15	3.89

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2023 to March 31, 2024.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

FLOATING RATE STRATEGIES FUND

OBJECTIVE: Seeks to provide a high level of current income while maximizing total return.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Class A	November 30, 2011
Class C	November 30, 2011
Class P	May 1, 2015
Institutional Class	November 30, 2011
Class R6	March 13, 2019

Ten Largest Holdings	% of Total Net Assets
SPDR Blackstone Senior Loan ETF	2.8%
Bombardier Recreational Products, Inc., 8.08%	1.0%
Arcline FM Holdings LLC, 10.32%	0.9%
Osmosis Holdings Australia II Pty Ltd., 9.07%	0.9%
Ascend Learning LLC, 8.93%	0.9%
American Bath Group LLC, 9.18%	0.8%
McGraw Hill LLC, 10.19%	0.8%
Athenahealth Group, Inc., 8.58%	0.8%
Emerald TopCo, Inc. (Press Ganey), 8.94%	0.8%
Pelican Products, Inc., 9.81%	0.8%
Top Ten Total	10.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2024

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
BBB	6.9%
BB	27.9%
B	55.7%
CCC	2.1%
CC	0.5%
NR2	1.2%
Other Instruments	5.7%
Total Investments	100.0%

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Average Annual Returns*

Periods Ended March 31, 2024

	6 Month†	1 Year	5 Year	10 Year
Class A Shares	4.50%	11.19%	4.66%	3.87%
Class A Shares with sales charge‡	1.36%	7.87%	4.03%	3.37%
Class C Shares	4.11%	10.37%	3.88%	3.10%
Class C Shares with CDSC§	3.11%	9.37%	3.88%	3.10%
Institutional Class Shares	4.62%	11.45%	4.90%	4.12%
Credit Suisse Leveraged Loan Index	5.45%	12.40%	5.30%	4.56%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
Class P Shares	4.50%	11.19%	4.66%	3.92%
Credit Suisse Leveraged Loan Index	5.45%	12.40%	5.30%	4.70%

	6 Month†	1 Year	5 Year	Since Inception (03/13/19)
Class R6 Shares	4.64%	11.47%	4.94%	4.85%
Credit Suisse Leveraged Loan Index	5.45%	12.40%	5.30%	5.22%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 3.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 3.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2024
FLOATING RATE STRATEGIES FUND

	Shares	Value
COMMON STOCKS††† - 0.4%

Industrial - 0.4%
API Heat Transfer Intermediate*	2,105	$3,218,174
BP Holdco LLC*,1	244,278	296,099
YAK BLOCKER 2 LLC*	15,530	31,130
YAK BLOCKER 2 LLC*	14,354	28,773
Vector Phoenix Holdings, LP*	244,278	1,207
Targus, Inc.*	12,773	502
Targus, Inc.*	12,773	377
Targus, Inc.*	12,773	290
Targus, Inc.*	12,773	1
Total Industrial		3,576,553

Energy - 0.0%
Permian Production Partners LLC*	401,481	17,001

Financial - 0.0%
Tensor Ltd.*	177,413	18

Total Common Stocks
(Cost $3,514,633)		3,593,572

PREFERRED STOCKS††† - 0.1%
Industrial - 0.1%
YAK BLOCKER 2 LLC*	853,214	841,526

Total Preferred Stocks
(Cost $2,367,986)		841,526

EXCHANGE-TRADED FUNDS† - 2.8%
SPDR Blackstone Senior Loan ETF	676,240	28,476,467
Total Exchange-Traded Funds
(Cost $28,000,558)		28,476,467

MONEY MARKET FUND† - 2.3%
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 5.17%[2]	24,176,377	24,176,377
Total Money Market Fund
(Cost $24,176,377)		24,176,377

	Face Amount~
SENIOR FLOATING RATE INTERESTS††,◊ - 86.7%
Consumer, Cyclical - 17.1%
First Brands Group LLC
10.57% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27	10,332,486	10,334,843
WIRB - Copernicus Group, Inc.
9.44% (1 Month Term SOFR + 4.00%, Rate Floor: 5.00%) due 01/08/27	7,257,251	7,255,509
Congruex Group LLC
11.21% (3 Month Term SOFR + 5.75%, Rate Floor: 6.50%) due 05/03/29	6,895,000	6,481,300
Eagle Parent Corp.
9.55% (3 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 04/02/29	6,263,438	6,203,434

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Thevelia US LLC
9.46% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 06/18/29	6,176,207	$6,182,074
PetSmart LLC
9.18% (1 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 02/11/28	6,191,250	6,169,333
American Tire Distributors, Inc.
11.83% (3 Month Term SOFR + 6.25%, Rate Floor: 7.00%) due 10/20/28	6,877,500	5,923,247
Truck Hero, Inc.
8.94% (1 Month Term SOFR + 3.50%, Rate Floor: 4.25%) due 01/31/28	5,830,125	5,774,739
Fertitta Entertainment LLC
9.08% (1 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 01/29/29	5,248,826	5,258,694
Flutter Financing B.V.
7.66% (3 Month Term SOFR + 2.25%, Rate Floor: 2.75%) due 11/18/30	5,010,000	4,994,776
Prime Security Services Borrower LLC
7.83% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 10/13/30	5,000,000	5,000,000
Restaurant Brands
7.58% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 09/20/30	4,998,995	4,993,996
Petco Health And Wellness Company, Inc.
8.82% (3 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 03/03/28	5,179,248	4,781,741
Alterra Mountain Co.
8.94% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 08/17/28	3,570,457	3,580,882
due 08/17/28	1,100,000	1,103,212
CCRR Parent, Inc.
9.19% (1 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 03/06/28	4,659,107	4,162,120
Ontario Gaming GTA, LP
9.56% (3 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 08/01/30	3,977,906	3,989,999
Belron Finance US LLC
7.66% (3 Month Term SOFR + 2.25%, Rate Floor: 2.75%) due 04/13/29	3,980,000	3,980,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Peer Holding III BV
8.56% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 10/18/30	3,770,000	$3,774,712
Caesars Entertainment, Inc.
8.04% (3 Month Term SOFR + 2.75%, Rate Floor: 3.25%) due 01/24/31	2,075,000	2,075,000
8.66% (3 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 02/06/30	1,687,250	1,690,068
BCPE Empire Holdings, Inc.
9.33% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 12/11/28	3,719,353	3,720,989
Scientific Games Holdings, LP
8.58% (3 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 04/04/29	3,706,240	3,703,275
Galaxy US Opco, Inc.
10.06% (3 Month Term SOFR + 4.75%, Rate Floor: 5.25%) due 04/30/29†††	4,088,688	3,690,041
Guardian US HoldCo LLC
8.81% (3 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 01/31/30	3,236,250	3,244,341
BIFM CA Buyer, Inc.
9.57% (1 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 05/31/28	3,198,187	3,210,180
Rent-A-Center, Inc.
9.12% (6 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 02/17/28	3,053,139	3,048,040
Clarios Global, LP
8.33% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 05/06/30	2,892,808	2,897,320
Michaels Stores, Inc.
9.82% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 04/15/28	3,195,308	2,859,800
Packers Holdings LLC
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 03/09/28	4,428,643	2,806,652
Mavis Tire Express Services TopCo Corp.
9.08% (1 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 05/04/28	2,689,386	2,691,215
TTF Holdings Intermediate LLC
9.44% (1 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 03/31/28	2,661,120	2,661,120

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
Entain Holdings (Gibraltar) Ltd.
7.91% (3 Month Term SOFR + 2.50%, Rate Floor: 3.00%) due 03/29/27		2,653,722	$2,655,394
Wyndham Hotels & Resorts, Inc.
7.68% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 05/24/30		2,526,187	2,533,134
AlixPartners, LLP
7.94% (1 Month Term SOFR + 2.50%, Rate Floor: 3.00%) due 02/04/28		2,481,011	2,483,021
Peloton Interactive, Inc.
12.48% (6 Month Term SOFR + 7.00%, Rate Floor: 7.50%) due 05/25/27		2,462,500	2,470,208
Hanesbrands, Inc.
9.08% (1 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 03/08/30		2,425,500	2,422,468
EG Finco Ltd.
9.40% (3 Month EURIBOR + 5.50%, Rate Floor: 5.50%) due 02/07/28	EUR	1,953,738	2,093,122
11.24% (6 Month Term SOFR + 5.93%, Rate Floor: 5.93%) due 02/07/28		158,467	157,278
Crash Champions Inc.
10.07% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 02/06/29		2,235,000	2,240,587
Seren BidCo AB
8.46% (3 Month SOFR + 3.15%, Rate Floor: 3.65%) due 11/16/28		2,150,500	2,148,715
Match Group, Inc.
7.23% (3 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 02/13/27		2,000,000	1,995,000
Sweetwater Sound
9.69% (1 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 08/07/28		1,974,089	1,976,557
Alexander Mann
11.41% (1 Month SOFR + 6.00%, Rate Floor: 6.00%) due 06/29/27		1,966,272	1,909,742
TMF Sapphire Bidco BV
9.33% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 05/03/28		1,858,571	1,861,470
Burlington Stores, Inc.
7.44% (1 Month Term SOFR + 2.00%, Rate Floor: 3.00%) due 06/26/28		1,808,562	1,805,741

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Hilton Worldwide Finance LLC
7.43% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 11/08/30	1,720,000	$1,722,546
Go Daddy Operating Company LLC
7.33% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 11/09/29	1,712,084	1,710,167
TransNetwork LLC
10.81% (3 Month Term SOFR + 5.50%, Rate Floor: 6.00%) due 12/30/30	1,607,407	1,613,435
ImageFIRST Holdings LLC
9.57% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 04/27/28	1,240,000	1,236,900
American Trailer World Corp.
9.18% (1 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 03/03/28	1,085,951	1,058,172
Station Casinos LLC
due 03/07/31	835,000	833,388
WW International, Inc.
8.94% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 04/13/28	1,653,750	722,143
SHO Holding I Corp.
10.82% ((1 Month Term SOFR + 5.24%) and (3 Month Term SOFR + 5.24%), Rate Floor: 6.24%) due 04/29/24	566,223	320,862
Total Consumer, Cyclical		176,212,702

Industrial - 16.7%
Arcline FM Holdings LLC
10.32% (3 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 06/23/28	9,374,625	9,374,625
American Bath Group LLC
9.18% (1 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 11/23/27	8,737,671	8,621,460
Pelican Products, Inc.
9.81% (3 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 12/29/28	8,982,214	8,301,092
Aegion Corp.
9.58% (1 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 05/17/28	6,865,442	6,886,931
LTI Holdings, Inc.
8.94% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 09/08/25	6,811,904	6,740,583

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
Hunter Douglas, Inc.
8.82% (3 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 02/26/29		6,578,615	$6,491,251
Park River Holdings, Inc.
8.84% (3 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 12/28/27		5,954,052	5,899,453
USIC Holding, Inc.
9.06% (3 Month Term SOFR + 3.50%, Rate Floor: 4.25%) due 05/12/28		5,236,975	5,222,678
White Cap Supply Holdings LLC
9.08% (1 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 10/19/27		4,937,028	4,949,864
Titan Acquisition Ltd. (Husky)
8.44% (1 Month Term SOFR + 3.00%, Rate Floor: 4.00%) due 03/28/25		4,924,361	4,918,205
Duran Group Holding GmbH
9.38% (6 Month EURIBOR + 5.25%, Rate Floor: 5.25%) due 05/29/26	EUR	4,527,760	4,677,741
TricorBraun Holdings, Inc.
8.69% (1 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 03/03/28		4,402,444	4,347,414
United Airlines Inc.
8.08% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 02/15/31		4,020,000	4,019,357
Fugue Finance LLC
9.34% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 01/31/28		2,109,487	2,112,124
9.07% (3 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 02/13/31		1,730,000	1,732,699
Brown Group Holding LLC
8.18% (1 Month Term SOFR + 2.75%, Rate Floor: 3.25%) due 06/07/28		3,633,608	3,629,175
8.32% ((1 Month Term SOFR + 3.00%) and (3 Month Term SOFR + 3.00%), Rate Floor: 3.50%) due 07/02/29		187,500	187,406

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
DG Investment Intermediate Holdings 2, Inc.
9.19% (1 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 03/31/28	3,802,626	$3,793,804
DXP Enterprises, Inc.
10.29% (6 Month Term SOFR + 4.75%, Rate Floor: 5.75%) due 10/05/30	3,785,513	3,783,165
United Rentals, Inc.
7.08% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 02/14/31	3,700,000	3,706,956
Ravago Holdings America, Inc.
8.06% (3 Month Term SOFR + 2.50%, Rate Floor: 3.50%) due 03/06/28	3,661,671	3,646,402
CPG International LLC
7.93% (1 Month Term SOFR + 2.50%, Rate Floor: 3.00%) due 04/28/29	3,492,500	3,495,783
Engineered Machinery Holdings, Inc.
9.32% (3 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 05/19/28	3,484,952	3,469,723
Berlin Packaging LLC
9.20% ((1 Month Term SOFR + 3.75%) and (3 Month Term SOFR + 3.75%), Rate Floor: 4.25%) due 03/13/28	3,363,750	3,365,667
TransDigm, Inc.
8.56% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 02/28/31	3,207,205	3,222,086
Icebox Holdco III, Inc.
9.07% (3 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 12/22/28	3,139,460	3,138,141
Mirion Technologies, Inc.
8.31% (3 Month Term SOFR + 2.75%, Rate Floor: 3.25%) due 10/20/28	3,065,287	3,069,119
Merlin Buyer, Inc.
10.08% (1 Month Term SOFR + 4.75%, Rate Floor: 5.25%) due 12/14/28†††	2,962,538	2,962,538
Quikrete Holdings, Inc.
8.19% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 03/18/29	2,915,377	2,915,377

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Alliance Laundry Systems LLC
8.93% ((1 Month Term SOFR + 3.50%) and (3 Month Term SOFR + 3.50%), Rate Floor: 4.25%) due 10/08/27	2,735,094	$2,740,400
Service Logic Acquisition, Inc.
9.57% (3 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 10/29/27	2,728,954	2,725,543
Standard Industries, Inc.
7.69% (1 Month Term SOFR + 2.25%, Rate Floor: 2.75%) due 09/22/28	2,481,825	2,481,825
EMRLD Borrower, LP
7.79% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 05/31/30	2,467,518	2,465,051
Barnes Group, Inc.
8.43% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 09/03/30	1,521,188	1,521,948
7.83% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 08/30/30	790,000	790,395
Foundation Building Materials Holding Company LLC
9.31% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 01/25/31	2,300,000	2,308,050
Michael Baker International LLC
10.44% (1 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 12/01/28†††	2,238,579	2,246,973
API Heat Transfer.
13.58% (3 Month Term SOFR + 8.00%, Rate Floor: 10.00%) due 11/10/27†††	1,386,660	1,386,660
10.58% (3 Month Term SOFR + 5.00%, Rate Floor: 7.00%) due 11/10/27†††	802,577	802,577
Charter Next Generation Inc.
8.83% (1 Month Term SOFR + 3.50%, Rate Floor: 4.25%) due 12/01/27	2,137,002	2,140,165
STS Operating, Inc.
due 03/15/31	2,016,000	2,019,790
American Builders & Contractors Supply Co., Inc.
7.33% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 01/25/31	1,987,100	1,987,001

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Artera Services LLC
9.81% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 02/06/31	1,955,000	$1,960,865
Sundyne (Star US Bidco)
9.68% (1 Month Term SOFR + 4.25%, Rate Floor: 5.25%) due 03/17/27	1,945,554	1,951,021
Mileage Plus Holdings LLC
10.73% (3 Month Term SOFR + 5.25%, Rate Floor: 6.25%) due 06/21/27	1,820,000	1,871,906
Protective Industrial Products, Inc.
9.44% (1 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 12/29/27	1,808,981	1,804,458
ASP Dream Acquisiton Co. LLC
9.43% (1 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 12/15/28	1,703,171	1,705,300
Air Canada
7.83% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 03/14/31	1,660,000	1,661,046
CPM Holdings, Inc.
9.83% (1 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 09/22/28	1,572,085	1,572,651
XPO, Inc.
7.32% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 02/03/31	1,290,000	1,288,388
ProAmpac PG Borrower LLC
9.81% (3 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 09/15/28	661,500	661,500
due 09/15/28	565,000	565,000
MI Windows And Doors LLC
due 03/20/31	730,000	732,738
Patriot Container Corp. (Wastequip)
9.18% (1 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 03/20/25	714,116	690,650
Bleriot US Bidco LLC
9.57% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/31/28	595,746	597,658
Osmose Utility Services, Inc.
8.69% (1 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 06/23/28	483,851	476,593
Total Industrial		171,836,971

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Consumer, Non-cyclical - 16.0%
Bombardier Recreational Products, Inc.
8.08% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 01/22/31	9,801,084	$9,788,833
Osmosis Holdings Australia II Pty Ltd.
9.07% (1 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 07/30/28	9,115,508	9,125,991
National Mentor Holdings, Inc.
9.18% ((1 Month Term SOFR + 3.75%) and (3 Month Term SOFR + 3.75%), Rate Floor: 4.50%) due 03/02/28	8,709,749	8,184,726
9.16% (3 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 03/02/28	276,228	259,577
Medical Solutions Parent Holdings, Inc.
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 11/01/28	9,144,721	8,138,802
Hayward Industries, Inc.
8.19% (1 Month Term SOFR + 2.75%, Rate Floor: 3.25%) due 05/30/28	7,605,000	7,608,574
VC GB Holdings I Corp.
8.57% (3 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 07/21/28	7,251,441	7,225,409
Quirch Foods Holdings LLC
10.32% (3 Month Term SOFR + 4.75%, Rate Floor: 5.75%) due 10/27/27	6,583,899	6,592,129
Mission Veterinary Partners
9.44% (1 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 04/27/28	6,344,849	6,333,048
Kronos Acquisition Holdings, Inc.
9.31% (3 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 12/22/26	6,229,071	6,231,438
HAH Group Holding Co. LLC
10.44% (1 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 10/29/27	6,180,150	6,141,524
Weber-Stephen Products LLC
8.69% (1 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 10/29/27	6,359,840	5,863,009

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Grifols Worldwide Operations USA, Inc.
7.46% (3 Month Term SOFR + 2.00%, Rate Floor: 3.00%) due 11/15/27	5,998,978	$5,801,732
Triton Water Holdings, Inc.
8.81% (3 Month Term SOFR + 3.51%, Rate Floor: 4.01%) due 03/31/28	5,319,101	5,258,623
Southern Veterinary Partners LLC
9.44% (1 Month Term SOFR + 4.00%, Rate Floor: 5.00%) due 10/05/27	5,042,085	5,042,085
Dermatology Intermediate Holdings III, Inc.
9.56% (3 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 04/02/29	5,162,970	5,036,477
Chefs’ Warehouse, Inc.
9.33% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 08/23/29	4,401,375	4,399,174
Perrigo Investments LLC
7.68% (1 Month Term SOFR + 2.25%, Rate Floor: 2.75%) due 04/20/29	4,422,600	4,396,817
PlayCore
9.84% (3 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 02/14/30	4,210,000	4,223,177
Phoenix Newco, Inc.
8.69% (1 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 11/15/28	4,050,048	4,057,824
Resonetics LLC
9.60% (3 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 04/28/28	3,805,071	3,808,457
Froneri US, Inc.
7.68% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 01/29/27	3,413,864	3,414,547
CHG PPC Parent LLC
8.44% (3 Month Term SOFR + 3.11%, Rate Floor: 3.61%) due 12/08/28	2,910,811	2,907,173
Elanco Animal Health, Inc.
7.18% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 08/02/27	2,913,135	2,901,162
TGP Holdings LLC
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 06/29/28	3,048,815	2,879,423

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Topgolf Callaway Brands Corp.
8.33% (3 Month Term SOFR + 3.60%, Rate Floor: 3.60%) due 03/15/30	2,858,400	$2,859,000
Del Monte Foods, Inc.
9.68% (1 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 05/16/29	3,371,892	2,843,618
Balrog Acquisition, Inc.
9.94% (1 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 09/05/28†††	2,575,793	2,575,793
Heritage Grocers Group LLC
12.16% (3 Month Term SOFR + 6.75%, Rate Floor: 7.50%) due 08/01/29	2,471,702	2,480,971
Blue Ribbon LLC
11.44% (1 Month Term SOFR + 6.00%, Rate Floor: 6.75%) due 05/08/28	2,512,821	2,184,897
Cambrex Corp.
8.93% (1 Month Term SOFR + 3.50%, Rate Floor: 4.25%) due 12/04/26	2,097,867	2,040,175
Energizer Holdings, Inc.
7.69% (1 Month Term SOFR + 2.25%, Rate Floor: 2.75%) due 12/22/27	1,997,375	1,992,381
Pacific Dental Services LLC
due 03/07/31	1,905,000	1,901,038
Summit Behavioral Healthcare LLC
10.35% (3 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 11/24/28	1,671,472	1,671,472
Electron BidCo, Inc.
8.44% (1 Month Term SOFR + 3.00%, Rate Floor: 3.76%) due 11/01/28	1,510,331	1,512,687
IVI America LLC
due 03/15/31	1,502,030	1,500,152
Aramark Services, Inc.
7.95% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 06/22/30	1,492,500	1,491,575
DaVita, Inc.
7.19% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 08/12/26	1,488,241	1,487,601
Endo Luxembourg Finance Company I SARL
14.50% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 03/27/28	1,896,000	1,239,169
Amer Sports, Inc.
8.58% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 02/08/31	750,000	750,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Upstream Newco, Inc.
9.82% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 11/20/26	729,375	$684,701
Mamba Purchaser, Inc.
8.94% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 10/16/28	312,188	312,095
Total Consumer, Non-cyclical		165,147,056

Technology - 11.9%
Ascend Learning LLC
8.93% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 12/11/28	8,918,000	8,836,363
Athenahealth Group, Inc.
8.58% (1 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 02/15/29	8,557,400	8,465,152
Emerald TopCo, Inc. (Press Ganey)
8.94% (1 Month Term SOFR + 3.50%, Rate Floor: 4.50%) due 07/24/26	8,397,222	8,342,975
CoreLogic, Inc.
8.94% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 06/02/28	8,500,338	8,291,825
Peraton Corp.
9.18% (1 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 02/01/28	7,356,829	7,343,071
Atlas CC Acquisition Corp.
9.85% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 05/25/28	6,735,451	6,286,062
Polaris Newco LLC
9.57% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 06/02/28	5,954,315	5,893,819
Wrench Group LLC
9.57% (3 Month Term SOFR + 4.00%, Rate Floor: 5.00%) due 10/30/28	5,383,725	5,397,185
Cloud Software Group, Inc.
9.91% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 09/29/28	4,910,725	4,886,858
Conair Holdings LLC
9.19% (1 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 05/17/28	4,793,837	4,742,926
Xerox Corp.
9.33% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 11/19/29	4,535,113	4,545,045

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Central Parent LLC
9.31% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 07/06/29	4,399,065	$4,410,283
Project Ruby Ultimate Parent Corp.
8.69% (1 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 03/10/28	3,403,750	3,397,079
8.94% (1 Month Term SOFR + 3.61%, Rate Floor: 3.61%) due 03/10/28	910,000	910,000
Sabre GLBL, Inc.
10.43% (1 Month Term SOFR + 5.00%, Rate Floor: 5.50%) due 06/30/28	3,296,299	2,858,155
8.94% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 12/17/27	1,350,528	1,137,334
CCC Intelligent Solutions, Inc.
7.69% (1 Month Term SOFR + 2.25%, Rate Floor: 2.75%) due 09/21/28	3,910,151	3,903,621
Taxware Holdings (Sovos Compliance LLC)
9.94% (1 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 08/11/28	3,717,298	3,679,716
Iron Mountain Information Management Services, Inc.
7.58% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 01/31/31	3,152,100	3,123,195
Indicor, LLC
9.30% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 11/22/29	3,047,042	3,063,557
Planview Parent, Inc.
9.56% (3 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 12/17/27	2,948,134	2,938,051
Instructure Holdings, Inc.
8.09% (3 Month Term SOFR + 2.75%, Rate Floor: 3.25%) due 10/30/28	2,908,480	2,904,844
RealPage, Inc.
8.44% (1 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 04/24/28	2,970,707	2,888,181
Blackhawk Network Holdings, Inc.
10.33% (1 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 02/23/29	2,490,000	2,491,544
Boxer Parent Co., Inc.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
9.58% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 12/06/28	2,471,331	$2,485,245
DCert Buyer, Inc.
9.33% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/16/26	2,474,409	2,460,824
Gen Digital, Inc.
7.43% (1 Month Term SOFR + 2.00%, Rate Floor: 2.50%) due 09/12/29	1,732,399	1,731,169
Dun & Bradstreet
8.08% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 01/18/29	1,651,248	1,650,472
World Wide Technology Holding Co. LLC
8.08% (1 Month Term SOFR + 2.75%, Rate Floor: 3.25%) due 03/01/30†††	1,401,225	1,409,983
iSolved, Inc.
9.33% (6 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 10/14/30	1,332,000	1,337,834
Imprivata, Inc.
9.56% (3 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 12/01/27	640,250	640,653
Total Technology		122,453,022

Financial - 9.6%
USI, Inc.
8.31% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 11/22/29	5,494,167	5,493,398
8.55% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 09/30/30	1,493,785	1,494,248
AqGen Island Holdings, Inc.
8.94% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 08/02/28	6,868,332	6,833,990
Citadel Securities, LP
7.58% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 07/29/30	6,429,074	6,420,652
Nexus Buyer LLC
9.18% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 11/09/26	4,577,313	4,560,972
9.83% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 12/13/28	300,000	297,282
Duff & Phelps
9.06% (3 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 04/09/27	4,859,917	4,833,576

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Jane Street Group LLC
7.94% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 01/26/28	4,827,765	$4,828,972
AmWINS Group, Inc.
7.69% (1 Month Term SOFR + 2.25%, Rate Floor: 3.00%) due 02/22/28	4,548,670	4,547,897
Focus Financial Partners, LLC
8.08% (1 Month Term SOFR + 2.75%, Rate Floor: 3.25%) due 06/30/28	4,186,383	4,170,684
Worldpay
8.31% (3 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 01/31/31	3,530,000	3,539,566
Franchise Group, Inc.
10.36% (6 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 03/10/26	3,955,564	3,525,397
Virtu Financial
8.43% (1 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 01/12/29	3,454,000	3,444,294
Apex Group Treasury LLC
9.33% (3 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 07/27/28	3,412,500	3,405,402
Cobham Ultra SeniorCo SARL
9.01% (6 Month Term SOFR + 3.93%, Rate Floor: 4.43%) due 08/06/29	3,250,808	3,187,840
Asurion LLC
9.68% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 08/20/28	3,166,075	3,050,513
Zodiac Pool Solutions LLC
7.36% (1 Month Term SOFR + 1.93%, Rate Floor: 2.43%) due 01/29/29	2,999,427	2,992,679
FleetCor Technologies Operating Company LLC
7.18% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 04/28/28	2,960,699	2,957,560
Delos Aircraft Leasing
7.30% (3 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 11/01/27	2,808,571	2,813,487
Capstone Borrower, Inc.
9.05% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 06/17/30	2,757,942	2,759,100

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Tegra118 Wealth Solutions, Inc.
9.32% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 02/18/27	2,805,921	$2,673,510
HighTower Holding LLC
9.59% (3 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 04/21/28	2,632,500	2,632,500
Aretec Group, Inc.
9.93% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 08/09/30	2,616,440	2,629,522
HarbourVest Partners, LP
7.84% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 04/19/30	2,577,890	2,577,890
Alliant Holdings Intermediate LLC
8.83% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 11/06/30	2,510,992	2,520,408
Ryan Specialty Group LLC
8.08% (1 Month Term SOFR + 2.75%, Rate Floor: 3.50%) due 09/01/27	2,479,155	2,480,394
Eisner Advisory Group
9.33% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 02/22/31	2,345,000	2,350,863
Apex Group Treasury LLC
10.32% (3 Month Term SOFR + 5.00%, Rate Floor: 5.50%) due 07/27/28†††	2,073,750	2,078,934
GIP Pilot Acquisition Partners, LP
8.33% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 10/04/30	1,609,650	1,613,272
HUB International Ltd.
8.57% (3 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 06/20/30	1,602,623	1,602,912
Total Financial		98,317,714

Communications - 8.1%
Zayo Group Holdings, Inc.
8.44% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 03/09/27	6,648,468	5,818,672
9.66% (1 Month Term SOFR + 4.33%, Rate Floor: 4.83%) due 03/09/27	3,920,000	3,492,054

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
McGraw Hill LLC
10.19% (1 Month Term SOFR + 4.75%, Rate Floor: 5.25%) due 07/28/28	8,508,170	$8,520,337
Virgin Media Bristol LLC
7.94% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 01/31/28	7,916,233	7,790,602
Ziggo Financing Partnership
7.94% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 04/28/28	6,685,000	6,583,522
CSC Holdings LLC
9.83% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 01/18/28	6,694,454	6,428,752
Titan AcquisitionCo New Zealand Ltd. (Trade Me)
9.57% (3 Month Term SOFR + 4.26%, Rate Floor: 4.76%) due 10/18/28	5,944,217	5,933,101
WMG Acquisition Corp.
7.33% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 01/24/31	4,521,175	4,509,872
Cengage Learning, Inc.
due 03/15/31	4,090,000	4,081,043
Telenet Financing USD LLC
7.44% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 04/28/28	4,000,000	3,883,320
Altice France SA
10.81% (3 Month Term SOFR + 5.50%, Rate Floor: 5.50%) due 08/15/28	4,905,272	3,878,255
Xplornet Communications, Inc.
9.57% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 10/02/28	8,441,151	3,820,971
Playtika Holding Corp.
8.19% (1 Month Term SOFR + 2.75%, Rate Floor: 3.75%) due 03/13/28	3,524,291	3,524,643
Charter Communications Operating LLC
7.33% (3 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 12/09/30	3,250,000	3,216,493
Cincinnati Bell, Inc.
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 11/22/28	2,840,759	2,841,640

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
Level 3 Financing, Inc.
7.19% (3 Month Term SOFR + 1.86%, Rate Floor: 1.86%) due 03/01/27		2,588,000	$2,545,945
Simon & Schuster
9.32% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/30/30		2,066,400	2,072,599
UPC Broadband Holding BV
8.44% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 01/31/29		1,464,906	1,457,582
Planet US Buyer LLC
8.81% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 01/31/31		1,400,000	1,404,200
SBA Senior Finance II LLC
7.34% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 01/27/31		1,350,000	1,352,106
Total Communications			83,155,709

Basic Materials - 4.0%
CTEC III GmbH
7.45% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 03/16/29	EUR	7,500,000	7,987,807
Arsenal AIC Parent LLC
9.08% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 08/19/30		4,908,172	4,919,215
Illuminate Buyer LLC
8.94% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 12/31/29		4,386,162	4,388,926
Nouryon USA LLC
9.42% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/03/28		3,149,002	3,155,070
NIC Acquisition Corp.
9.32% (3 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 12/29/27		3,528,762	2,965,924
LSF11 A5 HoldCo LLC
9.68% (1 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 10/16/28		2,540,457	2,541,727
Platform Specialty Products
7.33% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 12/18/30		2,360,000	2,360,000
Vantage Specialty Chemicals, Inc.
10.07% (3 Month Term SOFR + 4.75%, Rate Floor: 5.25%) due 10/26/26		2,252,250	2,220,583

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
W.R. Grace Holdings LLC
9.32% (3 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 09/22/28	1,715,000	$1,715,000
HB Fuller Co.
7.33% (1 Month Term SOFR + 2.00%, Rate Floor: 2.50%) due 02/15/30	1,700,000	1,701,275
DCG Acquisition Corp.
9.93% (1 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 09/30/26	1,669,942	1,666,820
INEOS Ltd.
8.19% (1 Month Term SOFR + 2.75%, Rate Floor: 3.25%) due 01/29/26	1,484,794	1,483,309
Barentz Midco BV
due 03/29/31	1,365,000	1,368,412
Ineos US Finance LLC
8.93% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 02/18/30	1,359,725	1,357,781
Trinseo Materials Operating S.C.A.
8.10% (3 Month Term SOFR + 2.50%, Rate Floor: 3.50%) due 05/03/28	1,560,000	1,151,639
Total Basic Materials		40,983,488

Energy - 2.3%
AL GCX Holdings LLC
8.57% (1 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 05/17/29	3,504,821	3,511,831
Par Petroleum LLC
9.69% (3 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 02/28/30	3,195,850	3,196,841
TransMontaigne Operating Company, LP
8.94% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 11/17/28	3,062,018	3,059,844
BANGL LLC
9.83% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 02/01/29	2,622,219	2,634,517
Buckeye Partners, LP
7.33% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 11/02/26	1,562,605	1,565,324
7.83% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 11/22/30	825,505	826,240
WhiteWater DBR HoldCo LLC
8.06% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 02/16/31	1,865,000	1,867,331

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
ITT Holdings LLC
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 10/11/30	1,800,488	$1,801,388
Traverse Midstream Partners LLC
8.82% (3 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 02/16/28	1,626,172	1,627,700
UGI Energy Services LLC
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 02/22/30	1,580,255	1,585,897
Bip PipeCo Holdings LLC
8.58% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 12/06/30	1,330,000	1,330,838
Permian Production Partners LLC
7.72% (1 Month Term SOFR + 2.00%, Rate Floor: 3.00%) (in-kind rate was 2.00%) due 11/24/25[3]	689,464	665,333
Total Energy		23,673,084

Utilities - 1.0%
Calpine Construction Finance Company, LP
7.58% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 07/31/30	4,965,050	4,957,603
NRG Energy, Inc.
due 03/26/31	2,713,178	2,708,104
TerraForm Power Operating LLC
7.90% (3 Month Term SOFR + 2.50%, Rate Floor: 3.00%) due 05/21/29	2,561,891	2,542,676
Total Utilities		10,208,383

Total Senior Floating Rate Interests
(Cost $907,645,930)		891,988,129

CORPORATE BONDS†† - 4.3%
Consumer, Non-cyclical - 2.0%
Legends Hospitality Holding Company LLC / Legends Hospitality Co-Issuer, Inc.
5.00% due 02/01/26[4]	2,875,000	2,848,252
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[4]	2,975,000	2,834,793
CPI CG, Inc.
8.63% due 03/15/26[4]	2,689,000	2,678,531
Sotheby’s
7.38% due 10/15/27[4]	2,875,000	2,676,858
ADT Security Corp.
4.13% due 08/01/29[4]	2,875,000	2,633,993
Tenet Healthcare Corp.
4.38% due 01/15/30	2,800,000	2,587,960
Nathan’s Famous, Inc.
6.63% due 11/01/25[4]	1,709,000	1,703,358
HCA, Inc.
4.50% due 02/15/27	1,500,000	1,470,697
WW International, Inc.
4.50% due 04/15/29[4]	2,875,000	1,135,392
Total Consumer, Non-cyclical		20,569,834

Communications - 1.0%
VZ Secured Financing BV
5.00% due 01/15/32[4]	3,500,000	3,005,112

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[4]	2,875,000	$2,698,240
Altice France S.A.
5.50% due 10/15/29[4]	2,850,000	1,934,389
McGraw-Hill Education, Inc.
5.75% due 08/01/28[4]	1,575,000	1,483,583
Level 3 Financing, Inc.
11.00% due 11/15/29[4]	899,070	935,033
Total Communications		10,056,357

Industrial - 0.5%
New Enterprise Stone & Lime Company, Inc.
5.25% due 07/15/28[4]	2,875,000	2,754,225
GrafTech Global Enterprises, Inc.
9.88% due 12/15/28[4]	2,120,000	1,573,671
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00% due 02/01/26[4]	1,412,000	1,394,523
Total Industrial		5,722,419

Consumer, Cyclical - 0.4%
Fertitta Entertainment LLC / Fertitta Entertainment Finance Company, Inc.
4.63% due 01/15/29[4]	5,000,000	4,584,880

Basic Materials - 0.2%
WR Grace Holdings LLC
4.88% due 06/15/27[4]	1,975,000	1,877,003
Mirabela Nickel Ltd.
due 06/24/19†††,5,6	1,279,819	6,399
Total Basic Materials		1,883,402

Financial - 0.2%
Hunt Companies, Inc.
5.25% due 04/15/29[4]	1,850,000	1,689,238
Total Corporate Bonds
(Cost $50,637,105)		44,506,130

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 0.8%
Residential Mortgage-Backed Securities - 0.8%
RALI Series Trust
2006-QO6, 5.62% (1 Month Term SOFR + 0.47%, Rate Floor: 0.36%) due 06/25/46◊	10,472,375	2,411,567
2006-QO2, 5.88% (1 Month Term SOFR + 0.55%, Rate Floor: 0.44%) due 02/25/46◊	416,751	73,958
Washington Mutual Mortgage Pass-Through Certificates Trust
2007-OA6, 5.90% (1 Year CMT Rate + 0.81%, Rate Floor: 0.81%) due 07/25/47◊	2,171,729	1,713,411
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 5.93% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46◊	1,448,826	1,154,877
American Home Mortgage Assets Trust
2006-4, 5.65% (1 Month Term SOFR + 0.32%, Rate Floor: 0.32%) due 10/25/46◊	2,179,238	1,108,460

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Lehman XS Trust Series
2006-16N, 5.82% (1 Month Term SOFR + 0.49%, Rate Floor: 0.38%) due 11/25/46◊	1,184,748	$1,009,153
Nomura Resecuritization Trust
2015-4R, 3.04% (1 Month Term SOFR + 0.54%, Rate Floor: 0.43%) due 03/26/36◊	478,455	449,660
Alliance Bancorp Trust
2007-OA1, 5.92% (1 Month Term SOFR + 0.59%, Rate Floor: 0.48%) due 07/25/37◊	343,254	286,760
Morgan Stanley Re-REMIC Trust
2010-R5, 4.12% due 06/26/36	230,746	200,269
New Century Home Equity Loan Trust
2004-4, 6.24% (1 Month Term SOFR + 0.91%, Rate Cap/Floor: 12.50%/0.80%) due 02/25/35◊	88,746	88,248
GSAA Home Equity Trust
2007-7, 5.98% (1 Month Term SOFR + 0.65%, Rate Floor: 0.54%) due 07/25/37◊	89,683	82,883
Total Residential Mortgage-Backed Securities		8,579,246

Total Collateralized Mortgage Obligations
(Cost $11,990,455)		8,579,246

ASSET-BACKED SECURITIES†† - 0.0%
Collateralized Loan Obligations - 0.0%
Octagon Loan Funding Ltd.
2014-1A SUB, due 11/18/31[4,7]	2,071,948	331,184
Treman Park CLO Ltd.
2015-1A COM, due 10/20/28[4,7]	977,702	3,402
Total Collateralized Loan Obligations		334,586

Total Asset-Backed Securities
(Cost $3,402)		334,586

Total Investments - 97.4%
(Cost $1,028,336,446)		$1,002,496,033
Other Assets & Liabilities, net - 2.6%		26,727,040
Total Net Assets - 100.0%		$1,029,223,073

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
FLOATING RATE STRATEGIES FUND

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation
Barclays Bank plc	EUR	Sell	14,035,000	15,350,280 USD	04/15/24	$198,793

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2024. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of March 31, 2024.
[3]	Payment-in-kind security.
[4]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $40,775,660 (cost $47,930,046), or 4.0% of total net assets.

[5]	Security is in default of interest and/or principal obligations.
[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $6,399 (cost $1,160,811), or less than 0.1% of total net assets — See Note 8.

[7]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
CMT — Constant Maturity Treasury
EUR — Euro
EURIBOR — European Interbank Offered Rate
plc — Public Limited Company
REMIC — Real Estate Mortgage Investment Conduit
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
FLOATING RATE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$—	$—	$3,593,572	$3,593,572
Preferred Stocks	—	—	841,526	841,526
Exchange-Traded Funds	28,476,467	—	—	28,476,467
Money Market Fund	24,176,377	—	—	24,176,377
Senior Floating Rate Interests	—	874,834,630	17,153,499	891,988,129
Corporate Bonds	—	44,499,731	6,399	44,506,130
Collateralized Mortgage Obligations	—	8,579,246	—	8,579,246
Asset-Backed Securities	—	334,586	—	334,586
Forward Foreign Currency Exchange Contracts**	—	198,793	—	198,793
Total Assets	$52,652,844	$928,446,986	$21,594,996	$1,002,694,826

**	This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at March 31, 2024	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Common Stocks	$3,592,384	Enterprise Value	Valuation Multiple	2.9x-8.2x	4.8x
Common Stocks	1,188	Model Price	Liquidation Value	—	—
Corporate Bonds	6,399	Third Party Pricing	Trade Price	—	—
Preferred Stocks	841,526	Enterprise Value	Valuation Multiple	5.0x	—
Senior Floating Rate Interests	14,964,262	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	2,189,237	Model Price	Purchase Price	—	—
Total Assets	$21,594,996

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended March 31, 2024, the Fund had securities with a total value of $5,937,014 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $7,476,909 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2024
FLOATING RATE STRATEGIES FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2024:

	Assets					Liabilities
	Corporate Bonds	Senior Floating Rate Interests	Common Stocks	Preferred Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$60,792	$16,360,394	$346,762	$493,907	$17,261,855	$(249)
Purchases/(Receipts)	—	6,059,780	—	—	6,059,780	—
(Sales, maturities and paydowns)/Fundings	—	(2,548,582)	(158)	—	(2,548,740)	—
Amortization of premiums/discounts	—	101,300	—	—	101,300	—
Corporate actions	—	(1,521,779)	3,402,912	(493,920)	1,387,213	—
Total realized gains (losses) included in earnings	—	18,975	(1,424,615)	—	(1,405,640)	6,019
Total change in unrealized appreciation (depreciation) included in earnings	(54,393)	223,306	1,268,671	841,539	2,279,123	(5,770)
Transfers into Level 3	—	5,937,014	—	—	5,937,014	—
Transfers out of Level 3	—	(7,476,909)	—	—	(7,476,909)	—
Ending Balance	$6,399	$17,153,499	$3,593,572	$841,526	$21,594,996	$—
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2024	$(54,393)	$(37,381)	$(155,462)	$628,081	$380,845	$—

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended March 31, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/24	Shares 03/31/24
Common Stocks
BP Holdco LLC*	$313,770	$—	$—	$—	$(17,671)	$296,099	244,278

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
FLOATING RATE STRATEGIES FUND

March 31, 2024

Assets:
Investments in unaffiliated issuers, at value (cost $1,028,250,190)	$1,002,199,934
Investments in affiliated issuers, at value (cost $86,256)	296,099
Cash	2,008,329
Unrealized appreciation on forward foreign currency exchange contracts	198,793
Prepaid expenses	77,951
Receivables:
Fund shares sold	31,489,164
Interest	7,682,760
Securities sold	7,638,774
Investment Adviser	498
Total assets	1,051,592,302

Liabilities:
Payable for:
Securities purchased	17,043,026
Fund shares redeemed	3,400,790
Distributions to shareholders	1,157,320
Management fees	495,096
Distribution and service fees	65,170
Transfer agent/maintenance fees	39,520
Fund accounting/administration fees	7,235
Trustees’ fees*	6,964
Miscellaneous	154,108
Total liabilities	22,369,229
Net assets	$1,029,223,073
Net assets consist of:
Paid in capital	$1,231,411,438
Total distributable earnings (loss)	(202,188,365)
Net assets	$1,029,223,073
Class A:
Net assets	$137,484,794
Capital shares outstanding	5,597,932
Net asset value per share	$24.56
Maximum offering price per share (Net asset value divided by 97.00%)	$25.32

Class C:
Net assets	$30,989,927
Capital shares outstanding	1,262,295
Net asset value per share	$24.55

Class P:
Net assets	$45,641,952
Capital shares outstanding	1,857,571
Net asset value per share	$24.57

Institutional Class:
Net assets	$814,780,835
Capital shares outstanding	33,137,278
Net asset value per share	$24.59

Class R6:
Net assets	$325,565
Capital shares outstanding	13,242
Net asset value per share	$24.59

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (Unaudited)
FLOATING RATE STRATEGIES FUND

Six Months Ended March 31, 2024

Investment Income:
Dividends from securities of unaffiliated issuers	$1,287,653
Interest from securities of unaffiliated issuers	46,555,711
Total investment income	47,843,364

Expenses:
Management fees	3,247,042
Distribution and service fees:
Class A	170,546
Class C	165,477
Class P	55,125
Transfer agent/maintenance fees:
Class A	78,429
Class C	19,483
Class P	34,106
Institutional Class	396,604
Class R6	319
Fund accounting/administration fees	200,914
Line of credit fees	96,524
Professional fees	70,844
Custodian fees	16,465
Trustees’ fees*	14,457
Miscellaneous	185,099
Recoupment of previously waived fees:
Class R6	135
Total expenses	4,751,569
Less:
Expenses reimbursed by Adviser:
Class A	$(61,804)
Class C	(15,280)
Class P	(28,684)
Institutional Class	(261,176)
Class R6	(270)
Expenses waived by Adviser	(155,154)
Total waived/reimbursed expenses	(522,368)
Net expenses	4,229,201
Net investment income	43,614,163

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(9,449,525)
Forward foreign currency exchange contracts	(50,690)
Foreign currency transactions	3,534,060
Net realized loss	(5,966,155)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	7,996,330
Investments in affiliated issuers	(17,671)
Forward foreign currency exchange contracts	(261,807)
Foreign currency translations	11,409
Net change in unrealized appreciation (depreciation)	7,728,261
Net realized and unrealized gain	1,762,106
Net increase in net assets resulting from operations	$45,376,269

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

STATEMENTS OF CHANGES IN NET ASSETS
FLOATING RATE STRATEGIES FUND

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$43,614,163	$85,185,982
Net realized loss on investments	(5,966,155)	(15,113,133)
Net change in unrealized appreciation (depreciation) on investments	7,728,261	66,855,926
Net increase in net assets resulting from operations	45,376,269	136,928,775

Distributions to shareholders:
Class A	(5,824,914)	(11,434,737)
Class C	(1,290,040)	(2,844,666)
Class P	(1,881,957)	(3,555,101)
Institutional Class	(34,394,812)	(66,543,982)
Class R6	(46,844)	(903,249)
Total distributions to shareholders	(43,438,567)	(85,281,735)

Capital share transactions:
Proceeds from sale of shares
Class A	15,823,062	37,817,506
Class C	2,799,202	4,906,993
Class P	6,765,061	26,809,190
Institutional Class	211,230,640	419,167,716
Class R6	38,450	30,694,165
Distributions reinvested
Class A	5,045,940	9,830,459
Class C	1,106,007	2,422,173
Class P	1,873,181	3,544,719
Institutional Class	28,636,668	55,637,014
Class R6	46,135	898,525
Cost of shares redeemed
Class A	(22,613,362)	(69,825,528)
Class C	(8,776,601)	(20,716,384)
Class P	(7,363,784)	(31,805,294)
Institutional Class	(220,470,032)	(700,163,252)
Class R6	(1,207,066)	(32,266,778)
Net increase (decrease) from capital share transactions	12,933,501	(263,048,776)
Net increase (decrease) in net assets	14,871,203	(211,401,736)

Net assets:
Beginning of period	1,014,351,870	1,225,753,606
End of period	$1,029,223,073	$1,014,351,870

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
FLOATING RATE STRATEGIES FUND

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Capital share activity:
Shares sold
Class A	646,087	1,569,726
Class C	114,398	204,188
Class P	276,040	1,116,540
Institutional Class	8,618,920	17,415,091
Class R6	1,567	1,288,449
Shares issued from reinvestment of distributions
Class A	206,244	408,128
Class C	45,230	100,670
Class P	76,526	147,100
Institutional Class	1,169,481	2,308,872
Class R6	1,885	37,421
Shares redeemed
Class A	(924,184)	(2,905,865)
Class C	(358,803)	(863,523)
Class P	(300,850)	(1,323,129)
Institutional Class	(8,999,519)	(29,241,651)
Class R6	(49,089)	(1,340,629)
Net increase (decrease) in shares	523,933	(11,078,612)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

FINANCIAL HIGHLIGHTS
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Six Months Ended March 31, 2024[a]	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$24.52	$23.37	$25.09	$24.08	$25.23	$25.92
Income (loss) from investment operations:
Net investment income (loss)[b]	1.05	1.88	.87	.83	1.02	1.17
Net gain (loss) on investments (realized and unrealized)	.03	1.16	(1.72)	1.02	(1.16)	(.67)
Total from investment operations	1.08	3.04	(.85)	1.85	(.14)	.50
Less distributions from:
Net investment income	(1.04)	(1.89)	(.87)	(.83)	(.83)	(1.19)
Return of capital	—	—	—	(.01)	(.18)	—
Total distributions	(1.04)	(1.89)	(.87)	(.84)	(1.01)	(1.19)
Net asset value, end of period	$24.56	$24.52	$23.37	$25.09	$24.08	$25.23

Total Return[c]	4.50%	13.47%	(3.47%)	7.83%	(0.50%)	2.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$137,485	$139,008	$154,160	$123,392	$139,857	$235,752
Ratios to average net assets:
Net investment income (loss)	8.57%	7.82%	3.57%	3.36%	4.23%	4.60%
Total expenses[d]	1.13%	1.15%	1.11%	1.09%	1.25%	1.23%
Net expenses[e,f,g]	1.01%	1.02%	1.02%	1.05%	1.10%	1.07%
Portfolio turnover rate	15%	23%	30%	57%	20%	10%

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Six Months Ended March 31, 2024[a]	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$24.51	$23.36	$25.08	$24.07	$25.22	$25.91
Income (loss) from investment operations:
Net investment income (loss)[b]	.96	1.69	.68	.65	.84	.98
Net gain (loss) on investments (realized and unrealized)	.03	1.16	(1.71)	1.02	(1.16)	(.67)
Total from investment operations	.99	2.85	(1.03)	1.67	(.32)	.31
Less distributions from:
Net investment income	(.95)	(1.70)	(.69)	(.65)	(.68)	(1.00)
Return of capital	—	—	—	(.01)	(.15)	—
Total distributions	(.95)	(1.70)	(.69)	(.66)	(.83)	(1.00)
Net asset value, end of period	$24.55	$24.51	$23.36	$25.08	$24.07	$25.22

Total Return[c]	4.11%	12.58%	(4.15%)	7.03%	(1.24%)	1.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,990	$35,818	$47,183	$52,308	$63,891	$112,481
Ratios to average net assets:
Net investment income (loss)	7.83%	7.02%	2.78%	2.61%	3.47%	3.86%
Total expenses[d]	1.89%	1.89%	1.91%	1.86%	1.96%	1.93%
Net expenses[e,f,g]	1.76%	1.78%	1.77%	1.80%	1.85%	1.82%
Portfolio turnover rate	15%	23%	30%	57%	20%	10%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Six Months Ended March 31, 2024[a]	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$24.53	$23.38	$25.10	$24.09	$25.24	$25.93
Income (loss) from investment operations:
Net investment income (loss)[b]	1.05	1.88	.88	.83	1.04	1.17
Net gain (loss) on investments (realized and unrealized)	.03	1.16	(1.73)	1.02	(1.18)	(.67)
Total from investment operations	1.08	3.04	(.85)	1.85	(.14)	.50
Less distributions from:
Net investment income	(1.04)	(1.89)	(.87)	(.83)	(.83)	(1.19)
Return of capital	—	—	—	(.01)	(.18)	—
Total distributions	(1.04)	(1.89)	(.87)	(.84)	(1.01)	(1.19)
Net asset value, end of period	$24.57	$24.53	$23.38	$25.10	$24.09	$25.24

Total Return	4.50%	13.46%	(3.47%)	7.83%	(0.50%)	2.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,642	$44,295	$43,603	$35,430	$33,251	$135,036
Ratios to average net assets:
Net investment income (loss)	8.57%	7.81%	3.58%	3.36%	4.26%	4.59%
Total expenses[d]	1.17%	1.18%	1.14%	1.06%	1.37%	1.22%
Net expenses[e,f,g]	1.01%	1.02%	1.02%	1.05%	1.10%	1.07%
Portfolio turnover rate	15%	23%	30%	57%	20%	10%

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2024[a]	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$24.54	$23.39	$25.11	$24.10	$25.25	$25.95
Income (loss) from investment operations:
Net investment income (loss)[b]	1.08	1.93	.94	.89	1.09	1.23
Net gain (loss) on investments (realized and unrealized)	.04	1.16	(1.73)	1.02	(1.17)	(.68)
Total from investment operations	1.12	3.09	(.79)	1.91	(.08)	.55
Less distributions from:
Net investment income	(1.07)	(1.94)	(.93)	(.89)	(.88)	(1.25)
Return of capital	—	—	—	(.01)	(.19)	—
Total distributions	(1.07)	(1.94)	(.93)	(.90)	(1.07)	(1.25)
Net asset value, end of period	$24.59	$24.54	$23.39	$25.11	$24.10	$25.25

Total Return	4.62%	13.68%	(3.20%)	8.08%	(0.26%)	2.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$814,781	$793,785	$979,086	$711,583	$504,449	$1,065,820
Ratios to average net assets:
Net investment income (loss)	8.81%	8.02%	3.84%	3.59%	4.48%	4.83%
Total expenses[d]	0.87%	0.88%	0.87%	0.85%	0.97%	0.92%
Net expenses[e,f,g]	0.77%	0.78%	0.78%	0.81%	0.85%	0.83%
Portfolio turnover rate	15%	23%	30%	57%	20%	10%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class R6	Six Months Ended March 31, 2024[a]	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Period Ended Sept. 30, 2019[h]
Per Share Data
Net asset value, beginning of period	$24.55	$23.38	$25.11	$24.10	$25.25	$25.38
Income (loss) from investment operations:
Net investment income (loss)[b]	1.07	1.87	.82	.91	1.13	.69
Net gain (loss) on investments (realized and unrealized)	.05	1.27	(1.62)	1.01	(1.21)	(.14)
Total from investment operations	1.12	3.14	(.80)	1.92	(.08)	.55
Less distributions from:
Net investment income	(1.08)	(1.97)	(.93)	(.90)	(.88)	(.68)
Return of capital	—	—	—	(.01)	(.19)	—
Total distributions	(1.08)	(1.97)	(.93)	(.91)	(1.07)	(.68)
Net asset value, end of period	$24.59	$24.55	$23.38	$25.11	$24.10	$25.25

Total Return	4.64%	13.87%	(3.25%)	8.06%	(0.22%)	2.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$326	$1,445	$1,722	$1,257	$1,625	$71,680
Ratios to average net assets:
Net investment income (loss)	8.76%	7.79%	3.31%	3.66%	4.56%	4.89%
Total expenses[d]	0.85%	0.78%	0.82%	0.83%	0.86%	0.85%
Net expenses[e,f,g]	0.77%	0.74%	0.79%	0.82%	0.84%	0.84%
Portfolio turnover rate	15%	23%	30%	57%	20%	10%

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
FLOATING RATE STRATEGIES FUND

[a]	Unaudited figures for the period ended March 31, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/24[a]	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	—	0.03%	0.03%	—	0.00%*	—
C-Class	—	0.04%	0.04%	—	0.00%*	—
P-Class	—	0.03%	0.04%	0.00%*	0.00%*	—
Institutional Class	—	0.02%	0.04%	0.00%*	0.00%*	—
R6-Class	0.03%	0.02%	0.03%	0.01%	0.00%*	0.00%*

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	03/31/24[a]	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.99%	0.99%	1.00%	1.01%	1.02%	1.02%
C-Class	1.74%	1.75%	1.75%	1.76%	1.77%	1.77%
P-Class	0.99%	0.99%	1.00%	1.01%	1.02%	1.02%
Institutional Class	0.75%	0.75%	0.76%	0.77%	0.78%	0.78%
R6-Class	0.75%	0.71%	0.76%	0.77%	0.78%	0.78%

[h]	Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: Class A shares, Class C shares, Class P shares, Class R6 shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of Class A shares. Class A shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. Class A share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. Class C shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Class C shares automatically convert to Class A shares on or about the 10th day of the month following the 8-year anniversary of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. Class R6 shares are offered primarily through qualified retirement and benefit plans. Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase Class R6 shares subject to a $2 million minimum initial investment. At March 31, 2024, the Trust consisted of eighteen funds (the “Funds”).

This report covers the Floating Rate Strategies Fund (the “Fund”), a diversified investment company. At March 31, 2024, Class A, Class C, Class P, Institutional Class, and Class R6 shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor of the Fund’s shares. GI and GFD are affiliated entities.

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities attributable to the share class by the number of outstanding shares of the share class.

(a) Valuation of Investments

The Board of Trustees of the Trust (the “Board”) adopted policies and procedures for the valuation of the Fund’s investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service providers.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADR”) trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by a pricing service provider in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using a pricing service provider.

Typically, loans are valued using information provided by a pricing service provider which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. Recently, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(c) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(d) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(e) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2024, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Fund’s Statement of Operations at the end of the commitment period.

(h) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(j) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Fund’s Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended March 31, 2024, are disclosed in the Statement of Operations.

(k) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at March 31, 2024.

(l) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes forward foreign currency exchange contracts. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Fund’s Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$63,110	$17,749,311

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2024:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	—

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2024:

Forward Foreign Currency Exchange Risk
Asset Derivative Investments Value	$198,793

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended March 31, 2024:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Fund’s Statement of Operations categorized by primary risk exposure for the period ended March 31, 2024:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign Currency Exchange Risk
$(50,690)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign Currency Exchange Risk
$(261,807)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs connection with conversions between various currencies.

The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Fund’s Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Fund’s Statement of Assets and Liabilities.

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$198,793	$—	198,793	$—	$—	$198,793

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives.

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Pricing service providers are used to value a majority of the Fund’s investments. When values are not available from a pricing service provider, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a pricing service provider based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees on a monthly basis calculated daily at an annualized rate of 0.65% of the average daily net assets of the Fund up to $5 billion; and 0.60% of the average daily net assets in excess of $5 billion.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of Class A, Class C and Class P shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s Class A and Class P shares, and 1.00% of the average daily net assets of the Fund’s Class C shares.

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Class A	1.02%	11/30/12	02/01/25
Class C	1.77%	11/30/12	02/01/25
Class P	1.02%	05/01/15	02/01/25
Institutional Class	0.78%	11/30/12	02/01/25
Class R6	0.78%	03/13/19	02/01/25

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2024, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2024	2025	2026	2027	Fund Total
Class A	$59,889	$114,896	$134,479	$61,804	$371,068
Class C	34,125	63,710	33,051	15,280	146,166
Class P	3,307	45,054	55,729	28,684	132,774
Institutional Class	214,851	717,446	582,868	261,176	1,776,341
Class R6	—	293	966	270	1,529

For the period ended March 31, 2024, GI recouped $135 from the Fund.

For the period ended March 31, 2023, GFD retained sales charges of $77,213 relating to sales of Class A shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services,

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At March 31, 2024, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$1,029,717,970	$5,751,459	$(32,774,603)	$(27,023,144)

Note 7 – Securities Transactions

For the period ended March 31, 2024, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$142,803,883	$161,367,519

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save cost, where permissible. For the period ended March 31, 2024, the Fund did not engage in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act.

Note 8 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Mirabela Nickel Ltd. due 06/24/19[1]	12/31/13	$1,160,811	$6,399

[1]	Security is in default of interest and/or principal obligations.

Note 9 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,150,000,000 line of credit from Citibank, N.A., which was in place through September 29, 2023, at which time a new line of credit was entered into in the amount of $1,165,000,000. The Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Fund’s Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the period ended March 31, 2024.

Note 10 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, adverse

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 63

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 11 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of the Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Consolidated Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 65

OTHER INFORMATION (Unaudited)(concluded)

used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at https://www.sec.gov. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on our website at www.guggenheiminvestments.com, and will be made available, upon request and without charge, by calling 800.820.0888.

66 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	153

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 67

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (consulting firm) (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	152

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, Lydon Media (2016-present); Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX Group (financial advisor content, research and digital distribution provider) (2022-present). Former: Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-2023); Director, GDX Index Partners, LLC (index provider) (2021-2023).	152

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (2023-present); The 2023 ETF Series II (1) (2023-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

68 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel (formerly Partner), Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	153

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); Endeavor Health (2012-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 69

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	152

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

70 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 71

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and/or Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	152

Former: Guggenheim Energy & Income Fund (2018-2023); Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Adviser and/or the parent of the Adviser.

72 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President, Mutual Funds Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards and Senior Managing Director, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 73

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

74 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York, 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 75

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law. We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction.

76 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 77

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority. We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at
CorporateDataPrivacy@GuggenheimPartners.com.

78 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

3.31.2024

Guggenheim Funds Semi-Annual Report

Guggenheim SMid Cap Value Fund

GuggenheimInvestments.com	SBMCV-SEMI-0324x0924

GUGGENHEIM

Fast, Convenient, and Secure

Sign up for eDelivery from Guggenheim

Guggenheim's eDelivery service allows you to waive postal delivery and provides a fast, convenient, and secure way to access your account documents and shareholder communications such as statements, confirmations, prospectuses, and annual and semi-annual reports.

With Guggenheim's eDelivery service, you can:

- Receive important account information faster
- Reduce the chance of mail fraud and identity theft
- Positively impact the environment
- Increase shareholder value by reducing printing and mailing costs

For more information, visit *GuggenheimInvestments.com/eDelivery* or call our Client Services group at 800 820 0888.

It's easy to enroll:

To register your account and begin receiving some or all of your shareholder communications electronically, follow these simple steps:

1. **Go to** *GuggenheimInvestments.com/myaccount*

   If you are a new user, you can also establish your User ID and password here.
2. **Log into your account**
3. **Select "Profile" on the left**
4. **Select "Edit Delivery" at the bottom**
5. **Select the eDelivery radio buttons**
6. **Enter your email address, and check the box that you have read the Terms and Conditions**
7. **Hit "Submit"**

GI-GOGREEN-1023 x1024 #59091

Guggenheim Investments eDelivery Service Notice

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
SMID CAP VALUE FUND	8
NOTES TO FINANCIAL STATEMENTS	23
OTHER INFORMATION	32
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	34
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	44

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2024

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim SMid Cap Value Fund (the “Fund”) for the semi-annual period ended March 31, 2024 (the “Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2024

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

SMid Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● There can be no guarantee the Fund will achieve its investment objective. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● You may have a gain or loss when you sell your shares. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2024

While job growth remains robust, recent labor data brought increased confidence in a labor market in better balance, allowing for inflation to soften further. Labor force growth remains strong, aided by high immigration flows, helping bring labor supply in line with gradually cooling demand. The Small Business Survey indicates that plans to increase compensation have returned to pre-COVID levels. Additionally, Bureau of Labor Statistics data reveal a continued decline in the “quits rate,” reducing the pressure on businesses to raise wages to attract or retain employees. These developments suggest wage pressures may ease further by year end. And despite some speculation against any Federal Reserve (“Fed”) rate cuts materializing in 2024, we continue to anticipate cuts later this year.

Following the stronger-than-expected March Consumer Price Index, we believe that there is a high probability that the easing cycle will start in the second half of the year, since the Fed will likely need more time to gather confirming data. In the latest Summary of Economic Projections, the Federal Open Market Committee (“FOMC”) significantly increased the median forecast for 2024 U.S. gross domestic product, slightly increased it for core personal consumption expenditures year over year, and continues to expect no material increase in the unemployment rate. These adjustments left the median view for three rate cuts for 2024, which suggests the bar is very high for the Fed to keep rates where they are all year, and even higher for more rate hikes to materialize.

Amid this macroeconomic backdrop, in the first quarter of 2024 the two-year Treasury yield increased to 4.59% from 4.23%, and the 10-year Treasury yield increased to 4.20% from 3.88%, keeping the inverted 2s/10s yield curve consistent at 39 basis points as of the end of the Reporting Period, up four basis points since the start of the year. One basis point equals 0.01%. In general, spreads to Treasurys have remained tight across sectors. In investment-grade corporate bonds, BBB-rated bonds continued to remain attractive relative to A and BB-rated bonds, and supply slowed toward the end of the first quarter of 2024, which we believe should support spreads in the near term. High yield bond spreads tightened during the first quarter of 2024 to 301 basis points from 323 basis points at the start of the year, while leveraged loans’ discount margins to maturity tightened to 509 basis points from 528 basis points. Structured credit spreads tightened marginally amid strong demand. Investor demand and an improved arbitrage led to robust new collateralized loan obligation issuance, and tightening liabilities led to an increase in refinances/resets.

Looking forward, Fed officials continue to advocate for a patient approach. A conventional easing cycle is therefore far from guaranteed. Market expectations have already adjusted significantly from market-implied expectations of six rate cuts in 2024 just two months ago to only three as of the end of the Reporting Period, aligning more closely with the FOMC’s views. So far, the market has taken this delay in stride, but its patience and assessment of credit risk could be tested.

For the Reporting Period, the S&P 500® Index* returned 23.48%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 17.01%. The return of the MSCI Emerging Markets Index* was 10.56%.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2024

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 5.99% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 8.75%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 2.69% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 2500® Value Index measures the performance of the small-to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2023 and ending March 31, 2024.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Class A	1.19%	16.99%	$ 1,000.00	$ 1,169.90	$ 6.46
Class C	2.03%	16.49%	1,000.00	1,164.90	10.99
Class P	1.21%	16.97%	1,000.00	1,169.70	6.56
Institutional Class	0.92%	17.09%	1,000.00	1,170.90	4.99

Table 2. Based on hypothetical 5% return (before expenses)
Class A	1.19%	5.00%	$ 1,000.00	$ 1,019.05	$ 6.01
Class C	2.03%	5.00%	1,000.00	1,014.85	10.23
Class P	1.21%	5.00%	1,000.00	1,018.95	6.11
Institutional Class	0.92%	5.00%	1,000.00	1,020.40	4.65

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2023 to March 31, 2024.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

SMID CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Class A	May 1, 1997
Class C	January 29, 1999
Class P	May 1, 2015
Institutional Class	January 3, 2020

Ten Largest Holdings	% of Total Net Assets
Unum Group	2.8%
Teledyne Technologies, Inc.	2.3%
Pinnacle West Capital Corp.	2.1%
MGP Ingredients, Inc.	2.1%
Evergy, Inc.	2.1%
Old Republic International Corp.	2.1%
Jefferies Financial Group, Inc.	2.1%
Graphic Packaging Holding Co.	2.0%
Stifel Financial Corp.	2.0%
Diamondback Energy, Inc.	2.0%
Top Ten Total	21.6%

“Ten Largest Holdings” excludes any temporary cash investments.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Average Annual Returns*

Periods Ended March 31, 2024

	6 Month†	1 Year	5 Year	10 Year
Class A Shares	16.99%	15.72%	10.66%	7.65%
Class A Shares with sales charge‡	11.45%	10.24%	9.59%	7.13%
Class C Shares	16.49%	14.75%	9.75%	6.80%
Class C Shares with CDSC§	15.49%	13.75%	9.75%	6.80%
Institutional Class Shares[1]	17.09%	15.95%	11.00%	8.02%
Russell 2500 Value Index	20.66%	21.33%	9.38%	7.68%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
Class P Shares	16.97%	15.66%	10.59%	8.82%
Russell 2500 Value Index	20.66%	21.33%	9.38%	7.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

[1]

The Institutional Class shares commenced operations on January 3, 2020 in connection with the reorganization of the SMid Cap Value Institutional Fund. The performance of the Institutional Class shares of the Fund for periods prior to January 3, 2020 reflects the performance of the Guggenheim SMid Cap Value Institutional Fund. The returns for the SMid Cap Value Institutional Fund have not been restated to reflect the fees and expenses applicable to the Institutional Class shares of the Fund. The SMid Cap Value Institutional Fund commenced operations on July 11, 2008.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2024
SMID CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Industrial - 23.0%
Teledyne Technologies, Inc.*	21,670	$9,303,364
Graphic Packaging Holding Co.	279,720	8,162,230
Curtiss-Wright Corp.	27,782	7,110,525
Summit Materials, Inc. — Class A*	141,380	6,301,307
Kirby Corp.*	64,915	6,187,698
Knight-Swift Transportation Holdings, Inc.	99,408	5,469,428
Johnson Controls International plc	76,754	5,013,571
Daseke, Inc.*	576,933	4,788,544
Arcosa, Inc.	55,422	4,758,533
Coherent Corp.*	77,157	4,677,257
Esab Corp.	41,571	4,596,505
Advanced Energy Industries, Inc.	42,919	4,376,880
MDU Resources Group, Inc.	160,895	4,054,554
Park Aerospace Corp.	174,887	2,908,371
NEXTracker, Inc. — Class A*	44,013	2,476,611
Littelfuse, Inc.	9,911	2,401,931
Timken Co.	24,565	2,147,718
Sonoco Products Co.	34,129	1,974,021
GATX Corp.	8,247	1,105,345
NVE Corp.	11,642	1,049,876
A O Smith Corp.	11,110	993,901
Regal Rexnord Corp.	5,480	986,948
Stoneridge, Inc.*	41,338	762,273
Total Industrial		91,607,391

Financial - 20.6%
Unum Group	205,355	11,019,349
Old Republic International Corp.	266,805	8,196,250
Jefferies Financial Group, Inc.	185,403	8,176,272
Stifel Financial Corp.	104,308	8,153,757
Markel Group, Inc.*	4,955	7,538,933
First Merchants Corp.	169,562	5,917,714
Alexandria Real Estate Equities, Inc. REIT	45,826	5,907,430
Prosperity Bancshares, Inc.	74,846	4,923,370
Jones Lang LaSalle, Inc.*	21,074	4,111,327
Stewart Information Services Corp.	49,893	3,246,039
Apple Hospitality REIT, Inc.	191,498	3,136,737
WisdomTree, Inc.	285,549	2,624,195
Synovus Financial Corp.	61,975	2,482,718
Axos Financial, Inc.*	42,006	2,270,004
BOK Financial Corp.	24,063	2,213,796
First Horizon Corp.	135,452	2,085,961
Total Financial		82,003,852

Consumer, Non-cyclical - 15.7%
MGP Ingredients, Inc.	98,283	8,465,115
Encompass Health Corp.	96,089	7,935,030
Ingredion, Inc.	66,822	7,808,151
Euronet Worldwide, Inc.*	66,598	7,321,118
Enovis Corp.*	108,056	6,748,097
Integer Holdings Corp.*	53,596	6,253,581
Central Garden & Pet Co. — Class A*	110,835	4,092,028
RadNet, Inc.*	66,669	3,244,113
ICF International, Inc.	19,374	2,918,306
LivaNova plc*	39,390	2,203,477
Azenta, Inc.*	33,889	2,042,829
Certara, Inc.*	109,254	1,953,461
Ginkgo Bioworks Holdings, Inc.*	1,169,788	1,356,954
Total Consumer, Non-cyclical		62,342,260

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
SMID CAP VALUE FUND

	Shares	Value
Consumer, Cyclical - 9.3%
H&E Equipment Services, Inc.	115,711	$7,426,332
MSC Industrial Direct Company, Inc. — Class A	53,460	5,187,758
Crocs, Inc.*	28,304	4,070,115
Whirlpool Corp.	28,650	3,427,399
Sonic Automotive, Inc. — Class A	56,308	3,206,177
Ralph Lauren Corp. — Class A	13,201	2,478,620
Advance Auto Parts, Inc.	28,844	2,454,336
AutoNation, Inc.*	13,370	2,213,805
Lear Corp.	14,734	2,134,662
Lakeland Industries, Inc.	82,219	1,504,608
Newell Brands, Inc.	141,095	1,132,993
Century Communities, Inc.	11,018	1,063,237
Methode Electronics, Inc.	68,189	830,542
Total Consumer, Cyclical		37,130,584

Technology - 8.1%
Evolent Health, Inc. — Class A*	213,537	7,001,878
Teradyne, Inc.	59,776	6,744,526
Leidos Holdings, Inc.	45,214	5,927,103
Science Applications International Corp.	43,533	5,676,268
MACOM Technology Solutions Holdings, Inc.*	50,130	4,794,434
Wolfspeed, Inc.*	71,482	2,108,719
Total Technology		32,252,928

Basic Materials - 7.9%
Reliance, Inc.	20,537	6,863,054
Westlake Corp.	36,815	5,625,332
Nucor Corp.	24,912	4,930,085
Avient Corp.	109,330	4,744,922
Ashland, Inc.	41,548	4,045,529
Huntsman Corp.	111,621	2,905,494
MP Materials Corp.*	169,089	2,417,973
Total Basic Materials		31,532,389

Utilities - 6.7%
Pinnacle West Capital Corp.	113,431	8,476,699
Evergy, Inc.	154,154	8,228,741
OGE Energy Corp.	233,750	8,017,625
Black Hills Corp.	35,919	1,961,177
Total Utilities		26,684,242

Energy - 6.7%
Diamondback Energy, Inc.	40,485	8,022,913
Murphy Oil Corp.	98,302	4,492,401
Liberty Energy, Inc. — Class A	165,250	3,423,980
Equities Corp.	73,308	2,717,528
Talos Energy, Inc.*	188,175	2,621,278
Kinder Morgan, Inc.	112,598	2,065,047
Range Resources Corp.	56,484	1,944,744
Patterson-UTI Energy, Inc.	116,563	1,391,761
HydroGen Corp.*,†††,1	1,265,700	2
Total Energy		26,679,654

Communications - 1.4%
Ciena Corp.*	47,396	2,343,732
Calix, Inc.*	65,690	2,178,281
Luna Innovations, Inc.*	278,235	891,743
Total Communications		5,413,756

Total Common Stocks
(Cost $310,461,694)		395,647,056

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
Thermoenergy Corp.*,2	1,652,084	482
Total Convertible Preferred Stocks
(Cost $1,577,634)		482

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
SMID CAP VALUE FUND

	Shares	Value
RIGHTS† - 0.0%
Basic Materials - 0.0%
Pan American Silver Corp.
	516,551	$231,415
Total Rights
(Cost $—)		231,415

MONEY MARKET FUND† - 0.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.19%[3]	2,206,178	2,206,178
Total Money Market Fund
(Cost $2,206,178)		2,206,178

Total Investments - 100.0%
(Cost $314,245,506)		$398,085,131
Other Assets & Liabilities, net - 0.0%		553
Total Net Assets - 100.0%		$398,085,684

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Rate indicated is the 7-day yield as of March 31, 2024.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2024
SMID CAP VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$395,647,054	$—	$2	$395,647,056
Convertible Preferred Stocks	—	—	482	482
Rights	231,415	—	—	231,415
Money Market Fund	2,206,178	—	—	2,206,178
Total Assets	$398,084,647	$—	$484	$398,085,131

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended March 31, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/24	Shares 03/31/24
Common Stocks
HydroGen Corp.*	$2	$—	$—	$—	$—	$2	1,265,700

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
SMID CAP VALUE FUND

March 31, 2024

Assets:
Investments in unaffiliated issuers, at value (cost $314,242,975)	$398,085,129
Investments in affiliated issuers, at value (cost $2,531)	2
Cash	48,999
Prepaid expenses	44,154
Receivables:
Dividends	383,398
Interest	12,366
Fund shares sold	6,951
Foreign tax reclaims	302
Total assets	398,581,301

Liabilities:
Payable for:
Management fees	230,241
Fund shares redeemed	138,730
Distribution and service fees	66,725
Transfer agent fees	34,104
Fund accounting and administration fees	4,516
Trustees’ fees*	1,254
Due to Investment Adviser	200
Miscellaneous	19,847
Total liabilities	495,617
Net assets	$398,085,684

Net assets consist of:
Paid in capital	$297,997,004
Total distributable earnings (loss)	100,088,680
Net assets	$398,085,684

Class A:
Net assets	$299,623,814
Capital shares outstanding	7,481,017
Net asset value per share	$40.05
Maximum offering price per share (Net asset value divided by 95.25%)	$42.05

Class C:
Net assets	$4,162,901
Capital shares outstanding	173,156
Net asset value per share	$24.04

Class P:
Net assets	$5,081,176
Capital shares outstanding	127,953
Net asset value per share	$39.71

Institutional Class:
Net assets	$89,217,793
Capital shares outstanding	10,227,695
Net asset value per share	$8.72

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (Unaudited)
SMID CAP VALUE FUND

Six Months Ended March 31, 2024

Investment Income:
Dividends from securities of unaffiliated issuers	$3,588,815
Interest from securities of unaffiliated issuers	125,970
Total investment income	3,714,785

Expenses:
Management fees	1,393,767
Distribution and service fees:
Class A	349,428
Class C	20,075
Class P	6,530
Transfer agent fees:
Class A	198,486
Class C	4,023
Class P	3,958
Institutional Class	49,050
Fund accounting and administration fees	77,520
Professional fees	30,178
Trustees’ fees*	9,446
Line of credit fees	7,176
Custodian fees	4,199
Miscellaneous	48,538
Recoupment of previously waived fees:
Class C	1,138
Total expenses	2,203,512
Less:
Expenses reimbursed by Adviser:
Class A	(12,072)
Class C	(819)
Class P	(133)
Institutional Class	(3,031)
Expenses waived by Adviser	(65,816)
Total waived/reimbursed expenses	(81,871)
Net expenses	2,121,641
Net investment income	1,593,144

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$14,779,448
Net realized gain	14,779,448
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	42,876,287
Net change in unrealized appreciation (depreciation)	42,876,287
Net realized and unrealized gain	57,655,735
Net increase in net assets resulting from operations	$59,248,879

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

STATEMENTS OF CHANGES IN NET ASSETS
SMID CAP VALUE FUND

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,593,144	$4,203,907
Net realized gain on investments	14,779,448	12,000,716
Net change in unrealized appreciation (depreciation) on investments	42,876,287	29,280,726
Net increase in net assets resulting from operations	59,248,879	45,485,349

Distributions to shareholders:
Class A	(4,519,035)	(15,287,730)
Class C	(90,028)	(400,511)
Class P	(83,545)	(319,757)
Institutional Class	(6,882,413)	(17,898,014)
Total distributions to shareholders	(11,575,021)	(33,906,012)

Capital share transactions:
Proceeds from sale of shares
Class A	2,879,700	9,197,883
Class C	64,168	485,848
Class P	44,986	151,281
Institutional Class	10,850,568	21,824,839
Distributions reinvested
Class A	4,392,317	14,853,499
Class C	83,920	379,175
Class P	83,545	319,757
Institutional Class	5,463,438	13,919,483
Cost of shares redeemed
Class A	(20,785,557)	(32,127,530)
Class C	(704,382)	(2,161,822)
Class P	(1,069,413)	(1,145,194)
Institutional Class	(14,255,102)	(29,487,889)
Net decrease from capital share transactions	(12,951,812)	(3,790,670)
Net increase in net assets	34,722,046	7,788,667

Net assets:
Beginning of period	363,363,638	355,574,971
End of period	$398,085,684	$363,363,638

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
SMID CAP VALUE FUND

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Capital share activity:
Shares sold
Class A	79,221	253,740
Class C	2,972	22,243
Class P	1,200	4,170
Institutional Class	1,332,966	2,544,475
Shares issued from reinvestment of distributions
Class A	118,391	428,425
Class C	3,758	17,903
Class P	2,271	9,303
Institutional Class	677,006	1,726,983
Shares redeemed
Class A	(570,323)	(898,347)
Class C	(32,886)	(98,361)
Class P	(29,495)	(32,403)
Institutional Class	(1,743,609)	(3,417,401)
Net increase (decrease) in shares	(158,528)	560,730

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

FINANCIAL HIGHLIGHTS
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Six Months Ended March 31, 2024[a]	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$34.78	$32.58	$38.00	$26.27	$30.52	$36.20
Income (loss) from investment operations:
Net investment income (loss)[b]	.15	.37	.36	.19	.46	.22
Net gain (loss) on investments (realized and unrealized)	5.71	3.75	(3.16)	11.54	(3.37)	(1.89)
Total from investment operations	5.86	4.12	(2.80)	11.73	(2.91)	(1.67)
Less distributions from:
Net investment income	(.09)	(.22)	(.10)	—	(.26)	(.03)
Net realized gains	(.50)	(1.70)	(2.52)	—	(1.04)	(3.98)
Return of capital	—	—	—	—	(.04)	—
Total distributions	(.59)	(1.92)	(2.62)	—	(1.34)	(4.01)
Net asset value, end of period	$40.05	$34.78	$32.58	$38.00	$26.27	$30.52

Total Return[c]	16.99%	12.65%	(8.08%)	44.65%	(10.25%)	(2.51%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$299,624	$273,173	$262,943	$315,323	$243,072	$335,806
Ratios to average net assets:
Net investment income (loss)	0.81%	1.05%	0.96%	0.53%	1.64%	0.72%
Total expenses[d]	1.24%	1.20%	1.19%	1.20%	1.25%	1.23%
Net expenses[e,f,g]	1.19%	1.15%	1.18%	1.19%	1.24%	1.23%
Portfolio turnover rate	21%	28%	39%	34%	41%	45%

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Six Months Ended March 31, 2024[a]	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$21.10	$20.41	$24.85	$17.32	$20.48	$26.05
Income (loss) from investment operations:
Net investment income (loss)[b]	— [i]	.04	.01	(.06)	.16	(.02)
Net gain (loss) on investments (realized and unrealized)	3.44	2.35	(1.93)	7.59	(2.22)	(1.57)
Total from investment operations	3.44	2.39	(1.92)	7.53	(2.06)	(1.59)
Less distributions from:
Net investment income	—	—	—	—	(.03)	—
Net realized gains	(.50)	(1.70)	(2.52)	—	(1.04)	(3.98)
Return of capital	—	—	—	—	(.03)	—
Total distributions	(.50)	(1.70)	(2.52)	—	(1.10)	(3.98)
Net asset value, end of period	$24.04	$21.10	$20.41	$24.85	$17.32	$20.48

Total Return[c]	16.49%	11.67%	(8.85%)	43.48%	(10.95%)	(3.35%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,163	$4,205	$5,256	$10,015	$14,276	$31,221
Ratios to average net assets:
Net investment income (loss)	(0.04%)	0.18%	0.04%	(0.27%)	0.86%	(0.11%)
Total expenses[d]	2.10%	2.10%	2.09%	2.05%	2.14%	2.07%
Net expenses[e,f,g]	2.03%	2.02%	2.02%	2.02%	2.07%	2.06%
Portfolio turnover rate	21%	28%	39%	34%	41%	45%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

FINANCIAL HIGHLIGHTS (continued)
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Six Months Ended March 31, 2024[a]	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$34.46	$32.30	$37.67	$26.06	$30.25	$35.94
Income (loss) from investment operations:
Net investment income (loss)[b]	.14	.34	.33	.15	.46	.19
Net gain (loss) on investments (realized and unrealized)	5.66	3.71	(3.12)	11.46	(3.37)	(1.88)
Total from investment operations	5.80	4.05	(2.79)	11.61	(2.91)	(1.69)
Less distributions from:
Net investment income	(.05)	(.19)	(.06)	—	(.20)	(.02)
Net realized gains	(.50)	(1.70)	(2.52)	—	(1.04)	(3.98)
Return of capital	—	—	—	—	(.04)	—
Total distributions	(.55)	(1.89)	(2.58)	—	(1.28)	(4.00)
Net asset value, end of period	$39.71	$34.46	$32.30	$37.67	$26.06	$30.25

Total Return	16.97%	12.57%	(8.16%)	44.55%	(10.30%)	(2.61%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,081	$5,306	$5,584	$6,907	$7,662	$14,165
Ratios to average net assets:
Net investment income (loss)	0.78%	0.96%	0.90%	0.43%	1.64%	0.63%
Total expenses[d]	1.25%	1.27%	1.30%	1.32%	1.33%	1.35%
Net expenses[e,f,g]	1.21%	1.24%	1.26%	1.28%	1.31%	1.32%
Portfolio turnover rate	21%	28%	39%	34%	41%	45%

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2024[a]	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Period Ended Sept. 30, 2020[h]
Per Share Data
Net asset value, beginning of period	$8.10	$8.98	$12.42	$8.57	$10.20
Income (loss) from investment operations:
Net investment income (loss)[b]	.04	.11	.12	.08	.11
Net gain (loss) on investments (realized and unrealized)	1.29	1.04	(.82)	3.77	(1.74)
Total from investment operations	1.33	1.15	(.70)	3.85	(1.63)
Less distributions from:
Net investment income	(.21)	(.33)	(.22)	—	—
Net realized gains	(.50)	(1.70)	(2.52)	—	—
Total distributions	(.71)	(2.03)	(2.74)	—	—
Net asset value, end of period	$8.72	$8.10	$8.98	$12.42	$8.57

Total Return	17.09%	12.91%	(7.93%)	44.92%	(15.98%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$89,218	$80,679	$81,792	$96,973	$60,783
Ratios to average net assets:
Net investment income (loss)	1.08%	1.26%	1.14%	0.70%	1.87%
Total expenses[d]	0.96%	0.98%	1.03%	1.06%	1.09%
Net expenses[e,f,g]	0.92%	0.94%	1.01%	1.02%	1.03%
Portfolio turnover rate	21%	28%	39%	34%	41%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

FINANCIAL HIGHLIGHTS (concluded)
SMID CAP VALUE FUND

[a]	Unaudited figures for the period ended March 31, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests, if any.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/24[a]	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	0.00%	0.00%*	0.01%	0.00%	0.00%*	0.00%*
Class C	0.06%	0.04%	0.00%*	0.00%*	0.00%*	0.01%
Class P	0.00%	0.01%	0.02%	0.07%	0.01%	0.04%
Institutional Class	0.00%	0.04%	0.00%*	0.00%	0.00%*[h]	N/A

*	Less than 0.01%

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

	03/31/24[a]	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	1.19%	1.15%	1.18%	1.19%	1.24%	1.23%
Class C	2.02%	2.02%	2.02%	2.01%	2.07%	2.06%
Class P	1.20%	1.23%	1.25%	1.28%	1.30%	1.32%
Institutional Class	0.92%	0.94%	1.01%	1.02%	1.03%[h]	N/A

[h]	Since commencement of operations: January 3, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[i]	Less than $0.01 per share.

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: Class A shares, Class C shares, Class P shares, Class R6 shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of Class A shares. Class A shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. Class A share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. Class C shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Class C shares automatically convert to Class A shares on or about the 10th day of the month following the 8-year anniversary of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. Class R6 shares are offered primarily through qualified retirement and benefit plans. Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI” or the “Adviser”) may also be eligible to purchase Class R6 shares subject to a $2 million minimum initial investment. At March 31, 2024, the Trust consisted of eighteen funds (the “Funds”).

This report covers the SMid Cap Value Fund (the “Fund”), a diversified investment company. At March 31, 2024, Class A, Class C, Class P and Institutional Class shares have been issued by the Fund.

Security Investors, LLC which operates under the name Guggenheim Investments (“GI” or the “Adviser”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor of the Fund’s shares. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities attributable to the share class by the number of outstanding shares of the share class on the specified date.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) adopted policies and procedures for the valuation of the Fund’s investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2024, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(c) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(d) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(e) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(f) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended March 31, 2024, are disclosed in the Fund’s Statement of Operations.

(g) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at March 31, 2024.

(h) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees on a monthly basis calculated daily at an annualized rate of 0.75% of the average daily net assets of the Fund.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of Class A, Class C and Class P shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s Class A and Class P shares, and 1.00% of the average daily net assets of the Fund’s Class C shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Class A	1.30%[1]	01/03/20	02/01/25
Class C	2.05%[1]	01/03/20	02/01/25
Class P	1.30%[1]	01/03/20	02/01/25
Institutional Class	1.05%	01/03/20	02/01/25

[1]	Prior to January 3, 2020, the expense limit for Class A, Class C and Class P shares of the Fund was 1.42%, 2.12% and 1.32%, respectively.

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2024, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

	2024	2025	2026	2027	Total
Class A	$—	$380	$59,194	$18,183	$77,757
Class C	3,122	4,648	2,172	904	10,846
Class P	2,972	2,276	104	236	5,588
Institutional Class	17,379	17,866	1,842	4,851	41,938

For the period ended March 31, 2024, GI recouped $1,138 from the Fund.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

During the period ended March 31, 2024, GFD retained sales charges of $77,213 relating to sales of Class A shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At March 31, 2024, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$314,313,279	$97,321,400	$(13,549,548)	$83,771,852

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Securities Transactions

For the period ended March 31, 2024, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments were as follows:

Purchases	Sales
$77,846,423	$99,391,711

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 6 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,150,000,000 line of credit from Citibank, N.A., which was in place through September 29, 2023, at which time a new line of credit was entered into in the amount of $1,165,000,000. The Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Fund’s Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the period ended March 31, 2024.

Note 7 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Fund in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Note 8 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at https://www.sec.gov. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on our website at www.guggenheiminvestments.com, and will be made available, upon request and without charge, by calling 800.820.0888.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
Independent Trustees:
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	153

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
Independent Trustees - continued
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (consulting firm) (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	152

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
Independent Trustees - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, Lydon Media (2016-present); Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX Group (financial advisor content, research and digital distribution provider) (2022-present). Former: Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-2023); Director, GDX Index Partners, LLC (index provider) (2021-2023).	152

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (2023-present); The 2023 ETF Series II (1) (2023-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
Independent Trustees - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel (formerly Partner), Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	153

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); Endeavor Health (2012-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
Independent Trustees - continued
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	152

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
Independent Trustees - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
Interested Trustee:
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and/or Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	152

Former: Guggenheim Energy & Income Fund (2018-2023); Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Adviser and/or the parent of the Adviser.

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
Officers
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards and Senior Managing Director, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
Officers - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
Officers - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

This page intentionally left blank.

This page intentionally left blank.

3.31.2024

Guggenheim Funds Semi-Annual Report

Guggenheim Capital Stewardship Fund

GuggenheimInvestments.com	CSF-SEMI-0324x0924

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	4
CAPITAL STEWARDSHIP FUND	6
NOTES TO FINANCIAL STATEMENTS	13
OTHER INFORMATION	17
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	18
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	24

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2024

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Capital Stewardship Fund (the “Fund”). The report covers the semiannual fiscal period ended March 31, 2024 (“the “Reporting Period”).

Concinnity Advisors, LP, serves as the Fund’s sub-adviser (the “Sub-Adviser”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

April 30, 2024

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) by calling 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Capital Stewardship Fund may not be suitable for all investors. ●An investment in the Fund will fluctuate and is subject to investment risks, which means an investor could lose money ● There can be no guarantee the Fund will achieve its investment objective ●The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value ●The Fund is subject to risk that stocks in which the Fund invests may under perform the equity markets as a whole ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2024

While job growth remains robust, recent labor data brought increased confidence in a labor market in better balance, allowing for inflation to soften further. Labor force growth remains strong, aided by high immigration flows, helping bring labor supply in line with gradually cooling demand. The Small Business Survey indicates that plans to increase compensation have returned to pre-COVID levels. Additionally, Bureau of Labor Statistics data reveal a continued decline in the “quits rate,” reducing the pressure on businesses to raise wages to attract or retain employees. These developments suggest wage pressures may ease further by year end. And despite some speculation against any Federal Reserve (“Fed”) rate cuts materializing in 2024, we continue to anticipate cuts later this year.

Following the stronger-than-expected March Consumer Price Index, we believe that there is a high probability that the easing cycle will start in the second half of the year, since the Fed will likely need more time to gather confirming data. In the latest Summary of Economic Projections, the Federal Open Market Committee (“FOMC”) significantly increased the median forecast for 2024 U.S. gross domestic product, slightly increased it for core personal consumption expenditures year over year, and continues to expect no material increase in the unemployment rate. These adjustments left the median view for three rate cuts for 2024, which suggests the bar is very high for the Fed to keep rates where they are all year, and even higher for more rate hikes to materialize.

Amid this macroeconomic backdrop, in the first quarter of 2024 the two-year Treasury yield increased to 4.59% from 4.23%, and the 10-year Treasury yield increased to 4.20% from 3.88%, keeping the inverted 2s/10s yield curve consistent at 39 basis points as of the end of the Reporting Period, up four basis points since the start of the year. One basis point equals 0.01%. In general, spreads to Treasurys have remained tight across sectors. In investment-grade corporate bonds, BBB-rated bonds continued to remain attractive relative to A and BB-rated bonds, and supply slowed toward the end of the first quarter of 2024, which we believe should support spreads in the near term. High yield bond spreads tightened during the first quarter of 2024 to 301 basis points from 323 basis points at the start of the year, while leveraged loans’ discount margins to maturity tightened to 509 basis points from 528 basis points. Structured credit spreads tightened marginally amid strong demand. Investor demand and an improved arbitrage led to robust new collateralized loan obligation issuance, and tightening liabilities led to an increase in refinances/resets.

Looking forward, Fed officials continue to advocate for a patient approach. A conventional easing cycle is therefore far from guaranteed. Market expectations have already adjusted significantly from market-implied expectations of six rate cuts in 2024 just two months ago to only three as of the end of the Reporting Period, aligning more closely with the FOMC’s views. So far, the market has taken this delay in stride, but its patience and assessment of credit risk could be tested.

For the Reporting Period, the S&P 500® Index* returned 23.48%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 17.01%. The return of the MSCI Emerging Markets Index* was 10.56%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 5.99% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 8.75%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 2.69% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS”(agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2023 and ending March 31, 2024.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Institutional Class	1.01%	21.92%	$1,000.00	$1,219.20	$5.60

Table 2. Based on hypothetical 5% return (before expenses)
Institutional Class	1.01%	5.00%	$1,000.00	$1,019.95	$5.10

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2023 to March 31, 2024.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

CAPITAL STEWARDSHIP FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: September 26, 2014

Ten Largest Holdings	% of Total Net Assets
Microsoft Corp.	6.2%
Apple, Inc.	5.1%
Berkshire Hathaway, Inc. — Class B	3.3%
NVIDIA Corp.	3.3%
Amazon.com, Inc.	2.8%
Alphabet, Inc. — Class A	2.7%
Valero Energy Corp.	2.2%
Home Depot, Inc.	2.1%
Lowe’s Companies, Inc.	2.0%
Lockheed Martin Corp.	2.0%
Top Ten Total	31.7%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended March 31, 2024

	6 Month†	1 Year	5 Year	Since Inception (09/26/14)
Capital Stewardship Fund	21.92%	23.91%	12.27%	10.29%
S&P 500 Index	23.48%	29.88%	15.05%	12.87%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2024
CAPITAL STEWARDSHIP FUND

	Shares	Value
COMMON STOCKS† - 100.0%

Technology - 25.9%
Microsoft Corp.	31,783	$13,371,744
Apple, Inc.	64,226	11,013,475
NVIDIA Corp.	7,957	7,189,627
Broadcom, Inc.	2,406	3,188,552
Applied Materials, Inc.	10,618	2,189,750
Cognizant Technology Solutions Corp. — Class A	26,248	1,923,716
Cadence Design Systems, Inc.*	6,121	1,905,345
Adobe, Inc.*	3,327	1,678,804
Dropbox, Inc. — Class A*	65,307	1,586,960
QUALCOMM, Inc.	9,166	1,551,804
Texas Instruments, Inc.	7,626	1,328,525
Crowdstrike Holdings, Inc. — Class A*	4,016	1,287,489
Dell Technologies, Inc. — Class C	10,197	1,163,580
Workday, Inc. — Class A*	3,664	999,356
MongoDB, Inc.*	2,487	891,938
Manhattan Associates, Inc.*	3,275	819,503
Zoom Video Communications, Inc. — Class A*	12,065	788,689
Atlassian Corp. — Class A*	3,771	735,760
NetApp, Inc.	5,518	579,224
KLA Corp.	784	547,679
HubSpot, Inc.*	708	443,604
HP, Inc.	13,780	416,432
Twilio, Inc. — Class A*	5,182	316,879
Total Technology		55,918,435

Consumer, Non-cyclical - 16.6%
Amgen, Inc.	13,597	3,865,899
UnitedHealth Group, Inc.	6,652	3,290,745
Merck & Company, Inc.	19,057	2,514,571
Vertex Pharmaceuticals, Inc.*	6,009	2,511,822
Bristol-Myers Squibb Co.	43,879	2,379,558
McKesson Corp.	4,264	2,289,128
Humana, Inc.	6,300	2,184,336
Johnson & Johnson	12,945	2,047,770
HCA Healthcare, Inc.	5,493	1,832,080
Gilead Sciences, Inc.	24,829	1,818,724
United Rentals, Inc.	2,371	1,709,752
United Therapeutics Corp.*	6,422	1,475,262
AbbVie, Inc.	7,268	1,323,503
Elevance Health, Inc.	2,266	1,175,012
Eli Lilly & Co.	1,163	904,767
CVS Health Corp.	10,306	822,007
Neurocrine Biosciences, Inc.*	5,372	740,906
Cigna Group	2,019	733,281
PayPal Holdings, Inc.*	8,747	585,961
Centene Corp.*	4,957	389,025
Cardinal Health, Inc.	3,204	358,528
PepsiCo, Inc.	1,903	333,044
Booz Allen Hamilton Holding Corp.	1,780	264,223
Biogen, Inc.*	1,113	239,996
Total Consumer, Non-cyclical		35,789,900

Financial - 14.6%
Berkshire Hathaway, Inc. — Class B*	17,211	7,237,570
Hartford Financial Services Group, Inc.	36,239	3,734,429
Travelers Companies, Inc.	15,710	3,615,499
Capital One Financial Corp.	19,263	2,868,068
Citigroup, Inc.	40,022	2,530,991
JPMorgan Chase & Co.	11,792	2,361,938
Synchrony Financial	45,132	1,946,092
Progressive Corp.	9,129	1,888,060
Royal Bank of Canada	10,997	1,109,377
Toronto-Dominion Bank	17,245	1,041,253
Ameriprise Financial, Inc.	1,846	809,360
Cboe Global Markets, Inc.	4,033	740,983
Prudential Financial, Inc.	6,273	736,450
Visa, Inc. — Class A	2,074	578,812
Aflac, Inc.	2,918	250,540
Total Financial		31,449,422

Industrial - 12.9%
Lockheed Martin Corp.	9,403	4,277,142
Deere & Co.	9,086	3,731,984
Illinois Tool Works, Inc.	11,842	3,177,564
Snap-on, Inc.	9,424	2,791,577
Amphenol Corp. — Class A	20,022	2,309,538
FedEx Corp.	7,575	2,194,780
Caterpillar, Inc.	5,881	2,154,975
Owens Corning	10,300	1,718,040
Masco Corp.	20,752	1,636,918
General Dynamics Corp.	5,469	1,544,938
TD SYNNEX Corp.	8,586	971,077
Waste Management, Inc.	3,588	764,782
Avnet, Inc.	14,270	707,506
Total Industrial		27,980,821

Communications - 12.8%
Amazon.com, Inc.*	33,228	5,993,667
Alphabet, Inc. — Class A*	38,674	5,837,067
Meta Platforms, Inc. — Class A	7,409	3,597,662
Cisco Systems, Inc.	58,140	2,901,767
Motorola Solutions, Inc.	6,325	2,245,249
Arista Networks, Inc.*	6,511	1,888,060
eBay, Inc.	29,118	1,536,848
Booking Holdings, Inc.	389	1,411,245
Comcast Corp. — Class A	17,460	756,891
Pinterest, Inc. — Class A*	19,145	663,757
F5, Inc.*	3,250	616,167
Etsy, Inc.*	4,648	319,411
Total Communications		27,767,791

Consumer, Cyclical - 12.8%
Home Depot, Inc.	11,758	4,510,369
Lowe’s Companies, Inc.	17,272	4,399,696
PulteGroup, Inc.	24,388	2,941,680
WW Grainger, Inc.	2,700	2,746,710
DR Horton, Inc.	14,014	2,306,004

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
CAPITAL STEWARDSHIP FUND

	Shares	Value
Lear Corp.	13,229	$1,916,618
Cummins, Inc.	5,386	1,586,985
Walmart, Inc.	21,290	1,281,019
Lululemon Athletica, Inc.*	2,631	1,027,800
Brunswick Corp.	9,654	931,804
AutoZone, Inc.*	264	832,036
Murphy USA, Inc.	1,981	830,435
Dick’s Sporting Goods, Inc.	3,463	778,690
Yum! Brands, Inc.	5,135	711,968
BorgWarner, Inc.	15,177	527,249
Starbucks Corp.	3,404	311,092
Total Consumer, Cyclical		27,640,155

Energy - 3.9%
Valero Energy Corp.	28,256	4,823,017
Cheniere Energy, Inc.	11,446	1,846,011
Suncor Energy, Inc.	36,574	1,349,946
Williams Companies, Inc.	10,344	403,106
Total Energy		8,422,080

Basic Materials - 0.5%
Reliance, Inc.	3,454	1,154,258

Total Common Stocks
(Cost $176,896,665)		216,122,862

EXCHANGE-TRADED FUNDS† - 0.8%
SPDR S&P 500 ETF Trust	3,375	1,765,361
Total Exchange-Traded Funds
(Cost $1,462,073)		1,765,361

MONEY MARKET FUND† - 0.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.19%[1]	389,283	389,283
Total Money Market Fund
(Cost $389,283)		389,283

Total Investments - 101.0%
(Cost $178,748,021)		$218,277,506
Other Assets & Liabilities, net - (1.0)%		(2,179,153)
Total Net Assets - 100.0%		$216,098,353

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of March 31, 2024.

See Sector Classification in Other Information section.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2024
CAPITAL STEWARDSHIP FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$216,122,862	$—	$—	$216,122,862
Exchange-Traded Funds	1,765,361	—	—	1,765,361
Money Market Fund	389,283	—	—	389,283
Total Assets	$218,277,506	$—	$—	$218,277,506

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

CAPITAL STEWARDSHIP FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2024

Assets:
Investments, at value (cost $178,748,021)	$218,277,506
Cash	73,429
Prepaid expenses	1,542
Receivables:
Dividends	122,316
Foreign tax reclaims	22,165
Interest	1,646
Total assets	218,498,604

Liabilities:
Payable for:
Fund shares redeemed	2,208,872
Management fees	162,889
Fund accounting and administration fees	9,379
Trustees’ fees*	2,906
Transfer agent/maintenance fees	1,922
Miscellaneous	14,283
Total liabilities	2,400,251
Net assets	$216,098,353

Net assets consist of:
Paid in capital	$170,372,382
Total distributable earnings (loss)	45,725,971
Net assets	$216,098,353

Institutional Class:
Net assets	$216,098,353
Capital shares outstanding	6,531,727
Net asset value per share	$33.08

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding tax of $8,521)	$1,502,622
Interest	18,093
Total investment income	1,520,715

Expenses:
Management fees	886,826
Transfer agent/maintenance fees	12,383
Fund accounting and administration fees	43,208
Professional fees	26,437
Trustees’ fees*	10,444
Custodian fees	5,626
Miscellaneous	7,044
Total expenses	991,968
Less:
Earnings credits applied	(676)
Net expenses	991,292
Net investment income	529,423

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,852,931
Net realized gain	7,852,931
Net change in unrealized appreciation (depreciation) on:
Investments	31,139,565
Net change in unrealized appreciation (depreciation)	31,139,565
Net realized and unrealized gain	38,992,496
Net increase in net assets resulting from operations	$39,521,919

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CAPITAL STEWARDSHIP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$529,423	$1,432,087
Net realized gain on investments	7,852,931	512,684
Net change in unrealized appreciation (depreciation) on investments	31,139,565	22,342,898
Net increase in net assets resulting from operations	39,521,919	24,287,669

Distributions to shareholders	(1,501,649)	(291,687)

Capital share transactions:
Distributions reinvested	1,489,067	289,248
Cost of shares redeemed	(5,709,534)	(8,455,439)
Net decrease from capital share transactions	(4,220,467)	(8,166,191)
Net increase in net assets	33,799,803	15,829,791

Net assets:
Beginning of period	182,298,550	166,468,759
End of period	$216,098,353	$182,298,550

Capital share activity:
Shares issued from reinvestment of distributions	50,323	10,990
Shares redeemed	(185,125)	(311,973)
Net decrease in shares	(134,802)	(300,983)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

CAPITAL STEWARDSHIP FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$27.35	$23.89	$36.69	$31.08	$28.23	$31.23
Income (loss) from investment operations:
Net investment income (loss)[b]	.08	.21	.27	.25	.28	.33
Net gain (loss) on investments (realized and unrealized)	5.88	3.29	(4.05)	7.28	3.43	.05
Total from investment operations	5.96	3.50	(3.78)	7.53	3.71	.38
Less distributions from:
Net investment income	(.23)	(.04)	(.18)	(.28)	(.39)	(.32)
Net realized gains	—	—	(8.84)	(1.64)	(.47)	(3.06)
Total distributions	(.23)	(.04)	(9.02)	(1.92)	(.86)	(3.38)
Net asset value, end of period	$33.08	$27.35	$23.89	$36.69	$31.08	$28.23

Total Return	21.92%	14.62%	(15.74%)	25.11%	13.31%	3.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$216,098	$182,299	$166,469	$226,113	$206,751	$210,053
Ratios to average net assets:
Net investment income (loss)	0.54%	0.78%	0.90%	0.70%	0.96%	1.23%
Total expenses[c]	1.01%	1.01%	1.02%	1.02%	1.04%	1.05%
Portfolio turnover rate	87%	164%	162%	154%	147%	131%

[a]	Unaudited figures for the period ended March 31, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization, and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: Class A shares, Class C shares, Class P shares, Class R6 shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of Class A shares. Class A shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. Class A share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. Class C shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Class C shares automatically convert to Class A shares on or about the 10th day of the month following the 8-year anniversary of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. Class R6 shares are offered primarily through qualified retirement and benefit plans. Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase Class R6 shares subject to a $2 million minimum initial investment. At March 31, 2024, the Trust consisted of eighteen funds (the “Funds”).

This report covers the Capital Stewardship Fund (the “Fund”), a diversified investment company. At March 31, 2024, Institutional Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), which operates under the name Guggenheim Investments, provide advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Concinnity Advisors, LP (the “Sub-Adviser”) serves as the subadviser to the Fund.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the Fund.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) adopted policies and procedures for the valuation of the Fund’s investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market system will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(c) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(d) Expenses

Certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(e) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Fund’s Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended March 31, 2024, are disclosed in the Fund’s Statement of Operations.

(f) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at March 31, 2024.

(g) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees on a monthly basis calculated daily at an annualized rate of 0.90% of the average daily net assets of the Fund.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At March 31, 2024, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$180,312,373	$39,276,576	$(1,311,443)	$37,965,133

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Securities Transactions

For the period ended March 31, 2024, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows:

Purchases	Sales
$170,784,230	$174,879,165

Note 6 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 7 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at https://www.sec.gov. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and will be made available, upon request and without charge, by calling 800.820.0888.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	153

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (consulting firm) (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	152

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, Lydon Media (2016-present); Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX Group (financial advisor content, research and digital distribution provider) (2022-present). Former: Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-2023); Director, GDX Index Partners, LLC (index provider) (2021-2023).	152

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (2023-present); The 2023 ETF Series II (1) (2023-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel (formerly Partner), Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	153

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); Endeavor Health (2012-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	152

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

				152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and/or Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	152

Former: Guggenheim Energy & Income Fund (2018-2023); Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Adviser and/or the parent of the Adviser.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards and Senior Managing Director, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York, 10017, is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

3.31.2024

Guggenheim Funds Semi-Annual Report

Guggenheim Total Return Bond Fund

GuggenheimInvestments.com	TRB-SEMI-0324x0924

GUGGENHEIM

Fast, Convenient, and Secure

Sign up for eDelivery from Guggenheim

Guggenheim's eDelivery service allows you to waive postal delivery and provides a fast, convenient, and secure way to access your account documents and shareholder communications such as statements, confirmations, prospectuses, and annual and semi-annual reports.

With Guggenheim's eDelivery service, you can:

- Receive important account information faster
- Reduce the chance of mail fraud and identity theft
- Positively impact the environment
- Increase shareholder value by reducing printing and mailing costs

For more information, visit *GuggenheimInvestments.com/eDelivery* or call our Client Services group at 800 820 0888.

It's easy to enroll:

To register your account and begin receiving some or all of your shareholder communications electronically, follow these simple steps:

1. **Go to** *GuggenheimInvestments.com/myaccount*

   If you are a new user, you can also establish your User ID and password here.
2. **Log into your account**
3. **Select "Profile" on the left**
4. **Select "Edit Delivery" at the bottom**
5. **Select the eDelivery radio buttons**
6. **Enter your email address, and check the box that you have read the Terms and Conditions**
7. **Hit "Submit"**

GI-GOGREEN-1023 x1024 #59091

Guggenheim Investments eDelivery Service Notice

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
TOTAL RETURN BOND FUND	9
NOTES TO FINANCIAL STATEMENTS	90
OTHER INFORMATION	118
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	120
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	129

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2024

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Total Return Bond Fund (the “Fund”) for the semi-annual fiscal period ended March 31, 2024 (the “Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,
Guggenheim Partners Investment Management, LLC
April 30, 2024

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

March 31, 2024

The Total Return Bond Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The Fund’s share price, or the income generated by the Fund’s holdings, could change in response to interest rate changes and market and economic conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ●The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ●The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ●Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ●The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ●The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ●The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2024

While job growth remains robust, recent labor data brought increased confidence in a labor market in better balance, allowing for inflation to soften further. Labor force growth remains strong, aided by high immigration flows, helping bring labor supply in line with gradually cooling demand. The Small Business Survey indicates that plans to increase compensation have returned to pre-COVID levels. Additionally, Bureau of Labor Statistics data reveal a continued decline in the “quits rate,” reducing the pressure on businesses to raise wages to attract or retain employees. These developments suggest wage pressures may ease further by year end. And despite some speculation against any Federal Reserve (“Fed”) rate cuts materializing in 2024, we continue to anticipate cuts later this year.

Following the stronger-than-expected March Consumer Price Index, we believe that there is a high probability that the easing cycle will start in the second half of the year, since the Fed will likely need more time to gather confirming data. In the latest Summary of Economic Projections, the Federal Open Market Committee (“FOMC”) significantly increased the median forecast for 2024 U.S. gross domestic product, slightly increased it for core personal consumption expenditures year over year, and continues to expect no material increase in the unemployment rate. These adjustments left the median view for three rate cuts for 2024, which suggests the bar is very high for the Fed to keep rates where they are all year, and even higher for more rate hikes to materialize.

Amid this macroeconomic backdrop, in the first quarter of 2024 the two-year Treasury yield increased to 4.59% from 4.23%, and the 10-year Treasury yield increased to 4.20% from 3.88%, keeping the inverted 2s/10s yield curve consistent at 39 basis points as of the end of the Reporting Period, up four basis points since the start of the year. One basis point equals 0.01%. In general, spreads to Treasurys have remained tight across sectors. In investment-grade corporate bonds, BBB-rated bonds continued to remain attractive relative to A and BB-rated bonds, and supply slowed toward the end of the first quarter of 2024, which we believe should support spreads in the near term. High yield bond spreads tightened during the first quarter of 2024 to 301 basis points from 323 basis at the start of the year, while leveraged loans’ discount margins to maturity tightened to 509 basis points from 528 basis points. Structured credit spreads tightened marginally amid strong demand. Investor demand and an improved arbitrage led to robust new collateralized loan obligation issuance, and tightening liabilities led to an increase in refinances/resets.

Looking forward, Fed officials continue to advocate for a patient approach. A conventional easing cycle is therefore far from guaranteed. Market expectations have already adjusted significantly from market-implied expectations of six rate cuts in 2024 just two months ago to only three as of the end of the Reporting Period, aligning more closely with the FOMC’s views. So far, the market has taken this delay in stride, but its patience and assessment of credit risk could be tested.

For the Reporting Period, the S&P 500® Index* returned 23.48%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 17.01%. The return of the MSCI Emerging Markets Index* was 10.56%.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2024

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 5.99% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 8.75%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 2.69% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/ BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2023 and ending March 31, 2024.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Class A	0.93%	6.80%	$ 1,000.00	$ 1,068.00	$ 4.81
Class C	1.69%	6.40%	1,000.00	1,064.00	8.72
Class P	0.93%	6.80%	1,000.00	1,068.00	4.81
Institutional Class	0.64%	6.95%	1,000.00	1,069.50	3.31
Class R6	0.60%	6.96%	1,000.00	1,069.60	3.10

Table 2. Based on hypothetical 5% return (before expenses)
Class A	0.93%	5.00%	$ 1,000.00	$ 1,020.35	$ 4.70
Class C	1.69%	5.00%	1,000.00	1,016.55	8.52
Class P	0.93%	5.00%	1,000.00	1,020.35	4.70
Institutional Class	0.64%	5.00%	1,000.00	1,021.80	3.23
Class R6	0.60%	5.00%	1,000.00	1,022.00	3.03

[1]

Annualized and excludes expenses of the underlying funds in which the Fund invests, if any. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratio for the Fund would be 0.76%, 1.51%, 0.76%, 0.47% and 0.43% for the Class A, Class C, Class P, Institutional Class and Class R6, respectively

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2023 to March 31, 2024.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

TOTAL RETURN BOND FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2024

Inception Dates:
Class A	November 30, 2011
Class C	November 30, 2011
Class P	May 1, 2015
Institutional Class	November 30, 2011
Class R6	October 19, 2016

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	44.5%
AA	7.1%
A	13.8%
BBB	15.4%
BB	5.3%
B	2.4%
CCC	0.8%
CC	1.2%
C	0.1%
D	0.0%*
NR2	4.4%
Other Instruments	5.0%
Total Investments	100.0%

Ten Largest Holdings	% of Total Net Assets
U.S. Treasury Notes, 4.13% due 03/31/31	5.1%
U.S. Treasury Notes, 3.50% due 01/31/28	3.0%
U.S. Treasury Bonds due 05/15/53	2.7%
U.S. Treasury Bonds, 4.38% due 11/15/39	2.0%
U.S. Treasury Notes, 4.13% due 06/15/26	2.0%
U.S. Treasury Notes, 3.75% due 12/31/30	1.4%
Fannie Mae, 5.00% due 05/01/53	1.2%
U.S. Treasury Notes, 4.25% due 02/28/31	0.9%
United States Treasury Inflation Indexed Bonds, 0.13% due 10/15/25	0.9%
Freddie Mac, 5.50% due 09/01/53	0.9%
Top Ten Total	20.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.
*	Less than 0.01%.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Average Annual Returns*

Periods Ended March 31, 2024

	6 Month†	1 Year	5 Year	10 Year
Class A Shares	6.80%	3.02%	1.21%	2.51%
Class A Shares with sales charge‡	2.53%	(1.09%)	0.39%	2.01%
Class C Shares	6.40%	2.25%	0.46%	1.75%
Class C Shares with CDSC§	5.40%	1.26%	0.46%	1.75%
Institutional Class Shares	6.95%	3.31%	1.50%	2.83%
Bloomberg U.S. Aggregate Bond Index	5.99%	1.70%	0.36%	1.54%

	6 Month†	1 Year	5 Year	Since Inception (05/01/15)
Class P Shares	6.80%	3.02%	1.21%	2.15%
Bloomberg U.S. Aggregate Bond Index	5.99%	1.70%	0.36%	1.18%

	6 Month†	1 Year	5 Year	Since Inception (10/19/16)
Class R6 Shares	6.96%	3.36%	1.51%	2.03%
Bloomberg U.S. Aggregate Bond Index	5.99%	1.70%	0.36%	0.75%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2024
TOTAL RETURN BOND FUND

	Shares	Value
COMMON STOCKS† - 0.0%

Industrial - 0.0%
YAK BLOCKER 2 LLC*,†††	44,094	$88,385
YAK BLOCKER 2 LLC*,†††	40,754	81,692
API Heat Transfer Intermediate*,†††	31	47,378
BP Holdco LLC*,†††,1	532	645
Vector Phoenix Holdings, LP*,†††	532	3
Total Industrial		218,103

Communications - 0.0%
Vacasa, Inc. — Class A*	18,219	124,254

Financial - 0.0%
Pershing Square Tontine Holdings, Ltd. — Class A*,†††,2	9,315,080	931

Total Common Stocks
(Cost $3,675,744)		343,288

PREFERRED STOCKS†† - 2.9%
Financial - 2.7%
Markel Group, Inc.
6.00%	72,131,000	71,540,146
Citigroup, Inc.
3.88%	31,175,000	29,422,123
4.00%	26,571,000	25,474,848
7.63%	14,300,000	15,013,098
Equitable Holdings, Inc.
4.95%	71,314,000	69,694,409
Wells Fargo & Co.
3.90%	66,688,000	63,448,717
7.63%	4,100,000	4,381,703
Charles Schwab Corp.
4.00%	73,673,000	62,161,940
Bank of New York Mellon Corp.
3.75%	65,200,000	59,762,327
MetLife, Inc.
3.85%	53,467,000	51,392,668
JPMorgan Chase & Co.
3.65%	37,412,000	35,531,568
6.88%	9,200,000	9,519,905
Goldman Sachs Group, Inc.
3.80%	25,830,000	24,058,886
7.50%	11,800,000	12,529,724
3.65%	2,450,000	2,237,738
Bank of America Corp.
4.38%	27,700,000	25,967,157
6.13%	11,550,000	11,581,543
Kuvare US Holdings, Inc.
7.00% due 02/17/51[3]	15,731,000	15,888,310
CNO Financial Group, Inc.
5.13% due 11/25/60	715,225	15,599,057
Jackson Financial, Inc.
8.00%	472,000	12,541,040
Selective Insurance Group, Inc.
4.60%	541,225	10,207,503
Depository Trust & Clearing Corp.
3.38%[3]	4,750,000	4,215,625
State Street Corp.
6.70%	2,645,000	2,683,940
Assurant, Inc.
5.25% due 01/15/61	49,375	1,125,750
First Republic Bank
4.50%*	276,775	8,303
4.25%*	2,368,525	474
Total Financial		635,988,502

Communications - 0.2%
AT&T Mobility II LLC
6.80%*,†††	47,000	47,154,160

Government - 0.0%
CoBank ACB
4.25%	3,300,000	2,818,708

Industrial - 0.0%
YAK BLOCKER 2 LLC*,†††	2,422,458	2,389,273
Total Industrial		2,389,273

Total Preferred Stocks
(Cost $790,924,970)		688,350,643

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Shares	Value
WARRANTS† - 0.0%
Ginkgo Bioworks Holdings, Inc.
Expiring 09/16/26*	101,490	$9,134
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25*,†††,2	1,035,008	104
Total Warrants
(Cost $233,835)		9,238

MUTUAL FUNDS† - 0.9%
Guggenheim Limited Duration Fund — Class R6[1]	5,228,407	125,952,330
Guggenheim Strategy Fund II1	1,197,904	29,468,438
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	2,942,994	29,165,074
Guggenheim Strategy Fund III[1]	648,054	15,987,497
Total Mutual Funds
(Cost $198,985,539)		200,573,339

MONEY MARKET FUNDS† - 1.1%
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 5.20%[4]	154,672,267	154,672,268
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.19%[4]	108,814,819	108,814,819
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 5.17%[4]	4,383,929	4,383,928
Total Money Market Funds
(Cost $267,871,015)		267,871,015

	Face Amount~
CORPORATE BONDS†† - 24.2%
Financial - 11.9%
Pershing Square Holdings Ltd.
3.25% due 10/01/31[3]	101,800,000	82,592,987
3.25% due 11/15/30	58,230,000	48,970,848
Reliance Standard Life Global Funding II
5.24% due 02/02/26[3]	93,191,000	92,223,851
Wilton RE Ltd.
6.00% [3,5,6]	92,239,000	82,057,931
GLP Capital Limited Partnership / GLP Financing II, Inc.
4.00% due 01/15/31	54,748,000	48,852,533
5.30% due 01/15/29	20,867,000	20,518,187
3.25% due 01/15/32	4,150,000	3,493,585
4.00% due 01/15/30	475,000	433,655
Jefferies Financial Group, Inc.
2.75% due 10/15/32	40,642,000	33,013,372
2.63% due 10/15/31	27,400,000	22,576,692
5.88% due 07/21/28	3,700,000	3,766,528
6.25% due 01/15/36	1,000,000	1,034,929
Morgan Stanley
6.63% due 11/01/34[6]	31,480,000	34,442,468
5.94% due 02/07/39[6]	23,310,000	23,169,396
2.51% due 10/20/32[6]	1,200,000	992,602
FS KKR Capital Corp.
2.63% due 01/15/27	33,971,000	30,816,786
3.25% due 07/15/27	30,100,000	27,405,839

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
Safehold GL Holdings LLC
2.80% due 06/15/31	30,247,000	$24,940,897
2.85% due 01/15/32	27,008,000	21,937,953
6.10% due 04/01/34	10,480,000	10,412,606
Host Hotels & Resorts, LP
3.50% due 09/15/30	44,753,000	39,795,568
2.90% due 12/15/31	20,200,000	16,786,172
United Wholesale Mortgage LLC
5.50% due 04/15/29[3]	32,712,000	30,938,974
5.50% due 11/15/25[3]	23,739,000	23,524,998
Maple Grove Funding Trust I
4.16% due 08/15/51[3]	77,700,000	53,917,854
Liberty Mutual Group, Inc.
4.30% due 02/01/61[3]	74,981,000	47,719,251
4.13% due 12/15/51[3,6]	3,600,000	3,249,907
3.95% due 05/15/60[3]	4,064,000	2,947,916
Macquarie Bank Ltd.
3.62% due 06/03/30[3]	59,035,000	52,423,787
Fairfax Financial Holdings Ltd.
3.38% due 03/03/31	41,708,000	36,262,716
5.63% due 08/16/32	13,100,000	13,086,774
Global Atlantic Finance Co.
4.70% due 10/15/51[3,6]	35,662,000	32,139,445
7.95% due 06/15/33[3]	5,424,000	6,019,146
3.13% due 06/15/31[3]	6,871,000	5,690,152
6.75% due 03/15/54[3]	4,956,000	5,083,929
Ares Finance Company II LLC
3.25% due 06/15/30[3]	53,785,000	47,386,256
First American Financial Corp.
4.00% due 05/15/30	40,891,000	37,173,169
2.40% due 08/15/31	11,875,000	9,393,491
Nippon Life Insurance Co.
2.75% due 01/21/51[3,6]	45,350,000	37,746,868
2.90% due 09/16/51[3,6]	10,380,000	8,632,466
Nationwide Mutual Insurance Co.
4.35% due 04/30/50[3]	57,736,000	45,729,150
Macquarie Group Ltd.
2.69% due 06/23/32[3,6]	31,550,000	26,280,156
2.87% due 01/14/33[3,6]	17,431,000	14,497,680
1.63% due 09/23/27[3,6]	4,845,000	4,396,073
1.34% due 01/12/27[3,6]	570,000	528,677
Blue Owl Capital GP LLC
7.21% due 08/22/43†††	28,550,000	29,457,553
7.11% due 08/22/43†††	15,200,000	15,567,768
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
3.88% due 03/01/31[3]	46,892,000	40,852,275
2.88% due 10/15/26[3]	2,196,000	2,028,935
Fidelity National Financial, Inc.
3.40% due 06/15/30	43,590,000	38,702,618
2.45% due 03/15/31	2,540,000	2,090,410
Lazard Group LLC
6.00% due 03/15/31	38,620,000	38,986,847
Bain Capital, LP
3.41% due 04/15/41†††	36,000,000	24,622,354
3.72% due 04/15/42†††	20,300,000	14,284,816
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[3]	54,705,000	38,391,117

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[3]	39,650,000	$36,461,640
Sumitomo Life Insurance Co.
3.38% due 04/15/81[3,6]	39,900,000	34,525,589
CBS Studio Center
8.32% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 01/09/25◊,†††	34,100,000	34,379,649
Old Republic International Corp.
5.75% due 03/28/34	33,750,000	33,897,419
Prudential Financial, Inc.
6.75% due 03/15/54[6]	17,300,000	17,539,173
3.70% due 10/01/50[6]	17,139,000	14,981,092
Assurant, Inc.
2.65% due 01/15/32	36,922,000	30,326,192
6.75% due 02/15/34	1,450,000	1,537,647
Belrose Funding Trust
2.33% due 08/15/30[3]	38,420,000	30,868,051
National Australia Bank Ltd.
3.35% due 01/12/37[3,6]	14,550,000	12,306,001
2.99% due 05/21/31[3]	14,525,000	12,236,344
2.33% due 08/21/30[3]	7,498,000	6,174,949
Stewart Information Services Corp.
3.60% due 11/15/31	37,221,000	30,369,470
Credit Agricole S.A.
5.37% due 03/11/34[3]	22,200,000	22,264,815
5.34% due 01/10/30[3,6]	7,780,000	7,757,824
UBS Group AG
3.09% due 05/14/32[3,6]	33,400,000	28,408,992
5.71% due 01/12/27[3,6]	1,000,000	1,003,087
TPG Operating Group II, LP
5.88% due 03/05/34	28,630,000	29,034,532
Brookfield Finance, Inc.
4.70% due 09/20/47	9,790,000	8,472,007
3.50% due 03/30/51	9,526,000	6,866,001
3.63% due 02/15/52	9,380,000	6,812,101
5.97% due 03/04/54	4,425,000	4,577,237
6.35% due 01/05/34	1,640,000	1,744,646
Societe Generale S.A.
2.89% due 06/09/32[3,6]	11,729,000	9,639,894
6.07% due 01/19/35[3,6]	8,750,000	8,802,104
3.34% due 01/21/33[3,6]	9,421,000	7,899,890
1.79% due 06/09/27[3,6]	1,630,000	1,493,016
Standard Chartered plc
4.64% due 04/01/31[3,6]	28,908,000	27,773,399
Iron Mountain, Inc.
4.50% due 02/15/31[3]	18,937,000	17,085,675
5.63% due 07/15/32[3]	8,431,000	7,963,792
4.88% due 09/15/27[3]	1,938,000	1,873,738
5.25% due 07/15/30[3]	74,000	70,002
Capital One Financial Corp.
6.38% due 06/08/34[6]	22,450,000	23,314,640
6.05% due 02/01/35[6]	2,570,000	2,616,536
5.47% due 02/01/29[6]	1,000,000	996,737
Bank of America Corp.
2.59% due 04/29/31[6]	28,440,000	24,519,469
1.73% due 07/22/27[6]	1,650,000	1,521,217
Americo Life, Inc.
3.45% due 04/15/31[3]	32,364,000	25,321,572
Westpac Banking Corp.
3.02% due 11/18/36[6]	15,650,000	12,855,434
2.96% due 11/16/40	12,214,000	8,620,314
2.67% due 11/15/35[6]	4,467,000	3,684,468
LPL Holdings, Inc.
4.00% due 03/15/29[3]	17,588,000	16,170,395
4.38% due 05/15/31[3]	9,541,000	8,683,662

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
Dyal Capital Partners III
4.40% due 06/15/40†††	26,750,000	$23,494,457
Trustage Financial Group, Inc.
4.63% due 04/15/32[3]	26,450,000	23,017,440
Hunt Companies, Inc.
5.25% due 04/15/29[3]	25,121,000	22,938,020
Aon North America, Inc.
5.45% due 03/01/34	22,300,000	22,557,405
NFP Corp.
7.50% due 10/01/30[3]	11,950,000	12,589,397
6.88% due 08/15/28[3]	5,617,000	5,688,690
8.50% due 10/01/31[3]	3,500,000	3,851,953
Manulife Financial Corp.
2.48% due 05/19/27	17,800,000	16,518,845
4.06% due 02/24/32[6]	4,815,000	4,611,828
Reinsurance Group of America, Inc.
3.15% due 06/15/30	21,830,000	19,466,552
PartnerRe Finance B LLC
4.50% due 10/01/50[6]	21,056,000	19,190,251
Lloyds Banking Group plc
5.46% due 01/05/28[6]	17,200,000	17,203,792
3.51% due 03/18/26[6]	1,580,000	1,545,685
5.87% due 03/06/29[6]	300,000	304,852
JPMorgan Chase & Co.
2.96% due 05/13/31[6]	17,276,000	15,101,949
6.55% (SOFR + 1.20%) due 01/23/28◊	1,850,000	1,869,715
0.82% due 06/01/25[6]	900,000	892,211
2.07% due 06/01/29[6]	900,000	798,348
Corebridge Financial, Inc.
6.88% due 12/15/52[6]	16,030,000	16,049,213
3.90% due 04/05/32	1,950,000	1,753,875
Brookfield Capital Finance LLC
6.09% due 06/14/33	16,800,000	17,597,074
BNP Paribas S.A.
5.50% due 05/20/30[3,6]	15,990,000	16,024,951
1.32% due 01/13/27[3,6]	1,640,000	1,524,447
Horace Mann Educators Corp.
7.25% due 09/15/28	11,950,000	12,763,681
4.50% due 12/01/25	4,560,000	4,454,822
ABN AMRO Bank N.V.
2.47% due 12/13/29[3,6]	18,000,000	15,766,434
Lincoln National Corp.
5.85% due 03/15/34	15,925,000	15,720,558
KKR Group Finance Company VIII LLC
3.50% due 08/25/50[3]	22,210,000	15,600,847
QBE Insurance Group Ltd.
5.88% [3,5,6]	15,700,000	15,540,984
Central Storage Safety Project Trust
4.82% due 02/01/38[7]	16,878,880	14,572,095
AmFam Holdings, Inc.
2.81% due 03/11/31[3]	19,050,000	14,542,039
RGA Global Funding
5.50% due 01/11/31[3]	14,420,000	14,459,637
GA Global Funding Trust
2.90% due 01/06/32[3]	17,480,000	14,328,478
Kennedy-Wilson, Inc.
4.75% due 03/01/29	15,662,000	12,893,358
4.75% due 02/01/30	81,000	64,612
SLM Corp.
4.20% due 10/29/25	6,900,000	6,733,317
3.13% due 11/02/26	6,632,000	6,159,526
Athene Global Funding
5.58% due 01/09/29[3]	9,750,000	9,813,320
2.67% due 06/07/31[3]	1,550,000	1,284,069
6.56% (SOFR Compounded Index + 1.21%) due 03/25/27◊,3	500,000	500,373
2.65% due 10/04/31[3]	400,000	326,363

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
NatWest Group plc
6.02% due 03/02/34[6]	10,130,000	$10,451,180
4.45% due 05/08/30[6]	1,100,000	1,047,564
BPCE S.A.
7.00% due 10/19/34[3,6]	10,000,000	10,885,585
CNO Financial Group, Inc.
5.25% due 05/30/29	11,125,000	10,838,099
Sumitomo Mitsui Financial Group, Inc.
2.22% due 09/17/31	11,900,000	9,734,681
5.71% due 01/13/30	1,000,000	1,031,968
HSBC Holdings plc
6.16% due 03/09/29[6]	10,340,000	10,623,914
Atlantic Marine Corporations Communities LLC
5.34% due 12/01/50[3]	10,860,779	9,787,951
5.37% due 12/01/50[3]	737,388	642,551
Assured Guaranty US Holdings, Inc.
3.60% due 09/15/51	13,861,000	10,033,822
6.13% due 09/15/28	300,000	311,012
Mutual of Omaha Insurance Co.
6.14% due 01/16/64[3,6]	10,150,000	10,296,028
KKR Group Finance Company X LLC
3.25% due 12/15/51[3]	15,150,000	10,192,420
PennyMac Financial Services, Inc.
5.38% due 10/15/25[3]	10,221,000	10,101,662
Penn Mutual Life Insurance Co.
3.80% due 04/29/61[3]	14,970,000	9,945,914
OneMain Finance Corp.
7.13% due 03/15/26	7,564,000	7,701,256
6.88% due 03/15/25	2,000,000	2,020,910
Western & Southern Life Insurance Co.
3.75% due 04/28/61[3]	13,360,000	9,025,706
Aretec Group, Inc.
10.00% due 08/15/30[3]	8,200,000	8,956,639
Accident Fund Insurance Company of America
8.50% due 08/01/32[3]	9,000,000	8,864,559
CBRE Services, Inc.
5.95% due 08/15/34	8,500,000	8,723,382
Kemper Corp.
2.40% due 09/30/30	10,006,000	8,033,513
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[3]	8,050,000	7,982,112
American Equity Investment Life Holding Co.
5.00% due 06/15/27	8,142,000	7,923,828
Five Corners Funding Trust III
5.79% due 02/15/33[3]	7,550,000	7,783,725
CNO Global Funding
1.75% due 10/07/26[3]	7,400,000	6,744,369
VICI Properties Limited Partnership / VICI Note Company, Inc.
4.63% due 12/01/29[3]	3,500,000	3,310,037
4.13% due 08/15/30[3]	3,600,000	3,273,502
Cooperatieve Rabobank UA
4.66% due 08/22/28[3,6]	6,200,000	6,069,651
Mid-Atlantic Military Family Communities LLC
5.30% due 08/01/50[3]	5,835,662	5,089,825
5.24% due 08/01/50[3]	1,066,934	965,520
Ohana Military Communities LLC
5.56% due 10/01/36[3]	3,820,000	3,743,188
5.78% due 10/01/36[3]	2,200,000	2,204,620
Belvoir Land LLC
5.60% due 12/15/35[3]	5,600,000	5,319,938

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
Deloitte LLP
7.33% due 11/20/26†††	4,800,000	$4,954,270
Brookfield Finance LLC / Brookfield Finance, Inc.
3.45% due 04/15/50	6,852,000	4,801,388
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[3]	4,710,000	4,651,046
Dyal Capital Partners III (B) LP
6.55% due 06/15/44†††	4,620,000	4,590,348
HS Wildcat LLC
3.83% due 12/31/50†††	4,970,527	3,536,982
Commonwealth Bank of Australia
3.61% due 09/12/34[3,6]	3,550,000	3,196,695
Nationstar Mortgage Holdings, Inc.
5.00% due 02/01/26[3]	2,780,000	2,720,520
Enstar Group Ltd.
3.10% due 09/01/31	1,670,000	1,386,494
4.95% due 06/01/29	1,250,000	1,220,927
KKR Group Finance Company III LLC
5.13% due 06/01/44[3]	2,710,000	2,502,191
Aurora Military Housing LLC
5.82% due 07/15/34[3]	2,200,617	2,131,955
Mitsubishi UFJ Financial Group, Inc.
4.08% due 04/19/28[6]	1,580,000	1,534,182
5.72% due 02/20/26[6]	500,000	500,410
American National Group LLC
6.14% due 06/13/32[3]	2,000,000	1,887,598
Jackson Financial, Inc.
4.00% due 11/23/51	2,610,000	1,834,201
Apollo Global Management, Inc.
6.38% due 11/15/33	1,640,000	1,764,112
Deutsche Bank AG NY
3.55% due 09/18/31[6]	1,990,000	1,752,474
Skandinaviska Enskilda Banken AB
6.24% (SOFR + 0.89%) due 03/05/27◊,3	1,730,000	1,733,794
Ares Finance Company IV LLC
3.65% due 02/01/52[3]	2,450,000	1,719,942
Danske Bank A/S
0.98% due 09/10/25[3,6]	1,660,000	1,623,068
Brighthouse Financial Global Funding
1.00% due 04/12/24[3]	1,620,000	1,617,773
Transatlantic Holdings, Inc.
8.00% due 11/30/39	1,265,000	1,613,053
ING Groep N.V.
1.73% due 04/01/27[6]	1,360,000	1,262,308
2.73% due 04/01/32[6]	400,000	339,510
Jackson National Life Global Funding
1.75% due 01/12/25[3]	1,650,000	1,600,318
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[3]	1,617,000	1,476,759
Blackstone Holdings Finance Company LLC
3.20% due 01/30/52[3]	2,150,000	1,464,814
Selective Insurance Group, Inc.
5.38% due 03/01/49	1,510,000	1,443,416
Mizuho Financial Group, Inc.
5.41% due 09/13/28[6]	1,400,000	1,411,806
F&G Global Funding
2.30% due 04/11/27[3]	790,000	709,169
2.00% due 09/20/28[3]	800,000	680,509

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
Fort Moore Family Communities LLC
6.09% due 01/15/51[3]	1,553,811	$1,352,527
Fort Knox Military Housing Privatization Project
5.77% (1 Month Term SOFR + 0.45%) due 02/15/52◊,3	1,636,325	1,272,149
Banco Santander S.A.
6.94% due 11/07/33	1,000,000	1,104,541
Midwest Family Housing LLC
5.58% due 01/01/51[3]	1,269,879	1,103,408
Willis North America, Inc.
5.90% due 03/05/54	1,060,000	1,073,078
Barclays plc
6.84% (SOFR + 1.49%) due 03/12/28◊	1,000,000	1,005,960
KKR Group Finance Company II LLC
5.50% due 02/01/43[3]	1,000,000	968,610
Wells Fargo & Co.
2.41% due 10/30/25[6]	600,000	588,571
Pacific Beacon LLC
5.51% due 07/15/36[3]	500,000	477,757
Swiss Re Finance Luxembourg S.A.
5.00% due 04/02/49[3,6]	300,000	291,000
Markel Group, Inc.
4.30% due 11/01/47	350,000	284,645
Pine Street Trust I
4.57% due 02/15/29[3]	250,000	237,605
Peachtree Corners Funding Trust
3.98% due 02/15/25[3]	215,000	210,919
Atlas Mara Ltd.
8.00% due 12/31/21†††,7,8	595,758	54,349
Brown & Brown, Inc.
2.38% due 03/15/31	57,000	47,239
Total Financial		2,822,359,461

Consumer, Non-cyclical - 2.6%
CoStar Group, Inc.
2.80% due 07/15/30[3]	90,310,000	76,986,085
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
3.00% due 05/15/32	29,206,000	23,819,271
5.50% due 01/15/30	12,550,000	12,368,221
4.38% due 02/02/52	12,630,000	9,171,921
5.13% due 02/01/28	2,250,000	2,215,702
Global Payments, Inc.
2.90% due 11/15/31	30,265,000	25,398,358
2.90% due 05/15/30	19,810,000	17,203,136
5.30% due 08/15/29	4,300,000	4,279,491
Smithfield Foods, Inc.
2.63% due 09/13/31[3]	39,050,000	30,580,815
3.00% due 10/15/30[3]	15,473,000	12,809,440
5.20% due 04/01/29[3]	850,000	817,651
Altria Group, Inc.
4.45% due 05/06/50	25,185,000	20,025,277
3.70% due 02/04/51	25,038,000	17,496,917
BAT Capital Corp.
3.98% due 09/25/50	41,652,000	29,293,770
6.00% due 02/20/34	5,925,000	5,999,331
Royalty Pharma plc
3.55% due 09/02/50	39,920,000	27,502,735
1.20% due 09/02/25	1,875,000	1,764,824
Triton Container International Ltd.
3.15% due 06/15/31[3]	34,821,000	28,073,402
Element Fleet Management Corp.
6.32% due 12/04/28[3]	23,260,000	24,023,930
Yale-New Haven Health Services Corp.
2.50% due 07/01/50	32,350,000	19,648,014
Universal Health Services, Inc.
2.65% due 10/15/30	18,757,000	15,904,936
2.65% due 01/15/32	2,140,000	1,750,763

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
IQVIA, Inc.
5.00% due 05/15/27[3]	9,374,000	$9,153,014
5.00% due 10/15/26[3]	6,950,000	6,800,493
5.70% due 05/15/28	1,000,000	1,013,869
AZ Battery Property LLC
6.73% due 02/20/46†††	16,480,000	16,714,282
Valvoline, Inc.
3.63% due 06/15/31[3]	18,300,000	15,774,776
Catalent Pharma Solutions, Inc.
3.50% due 04/01/30[3]	9,500,000	9,047,892
3.13% due 02/15/29[3]	6,654,000	6,358,423
Prime Security Services Borrower LLC / Prime Finance, Inc.
5.75% due 04/15/26[3]	14,437,000	14,394,886
Williams Scotsman, Inc.
6.13% due 06/15/25[3]	14,075,000	14,009,562
HCA, Inc.
6.00% due 04/01/54	8,960,000	9,094,234
5.88% due 02/15/26	2,775,000	2,786,856
3.50% due 09/01/30	1,600,000	1,446,971
Transurban Finance Company Pty Ltd.
2.45% due 03/16/31[3]	14,400,000	12,062,967
Medline Borrower Limited Partnership/Medline Company-Issuer, Inc.
6.25% due 04/01/29[3]	8,875,000	8,914,740
OhioHealth Corp.
3.04% due 11/15/50	9,100,000	6,481,195
TriNet Group, Inc.
7.00% due 08/15/31[3]	5,350,000	5,489,603
Albertsons Companies Incorporated / Safeway Inc / New Albertsons Limited Partnership / Albertsons LLC
3.25% due 03/15/26[3]	5,690,000	5,426,102
Tyson Foods, Inc.
5.70% due 03/15/34	4,900,000	4,964,630
Graham Holdings Co.
5.75% due 06/01/26[3]	4,767,000	4,721,153
WW International, Inc.
4.50% due 04/15/29[3]	11,651,000	4,601,201
Children’s Hospital Corp.
2.59% due 02/01/50	7,100,000	4,533,646
APi Group DE, Inc.
4.13% due 07/15/29[3]	4,150,000	3,739,076
Central Garden & Pet Co.
4.13% due 04/30/31[3]	3,854,000	3,396,994
Darling Ingredients, Inc.
6.00% due 06/15/30[3]	3,394,000	3,363,465
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[3]	3,900,000	3,277,999
Wisconsin Alumni Research Foundation
3.56% due 10/01/49	3,775,000	2,919,037
Boost Newco Borrower LLC
7.50% due 01/15/31[3]	2,600,000	2,721,714
Providence St. Joseph Health Obligated Group
2.70% due 10/01/51	4,250,000	2,604,090
Medline Borrower, LP
3.88% due 04/01/29[3]	2,800,000	2,548,578
Tenet Healthcare Corp.
4.63% due 06/15/28	2,096,000	1,995,793
Cardinal Health, Inc.
4.50% due 11/15/44	2,100,000	1,806,773
Beth Israel Lahey Health, Inc.
3.08% due 07/01/51	2,700,000	1,745,707
Quanta Services, Inc.
0.95% due 10/01/24	1,660,000	1,619,693
Molina Healthcare, Inc.
4.38% due 06/15/28[3]	1,290,000	1,212,637

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
Triton Container International Limited / TAL International Container Corp.
3.25% due 03/15/32	1,050,000	$852,088
DaVita, Inc.
3.75% due 02/15/31[3]	149,000	124,752
4.63% due 06/01/30[3]	76,000	68,042
Total Consumer, Non-cyclical		604,920,923

Industrial - 2.2%
Builders FirstSource, Inc.
6.38% due 03/01/34[3]	52,000,000	52,214,656
FLNG Liquefaction 3 LLC
3.08% due 06/30/39†††	62,179,170	48,001,779
Vontier Corp.
2.95% due 04/01/31	36,612,000	30,603,813
2.40% due 04/01/28	19,150,000	16,908,031
TD SYNNEX Corp.
2.65% due 08/09/31	34,240,000	27,590,709
2.38% due 08/09/28	21,781,000	19,238,231
Flowserve Corp.
3.50% due 10/01/30	22,421,000	19,905,966
2.80% due 01/15/32	19,800,000	16,276,365
Dyal Capital Partners IV
3.65% due 02/22/41†††	41,800,000	34,623,692
Mauser Packaging Solutions Holding Co.
7.88% due 08/15/26[3]	23,759,000	24,204,505
Cliffwater Corporate Lending Fund
6.77% due 08/04/28†††	22,700,000	22,615,303
Smurfit Kappa Treasury ULC
5.44% due 04/03/34[3]	22,000,000	22,008,379
Stadco LA LLC
3.75% due 05/15/56†††	31,000,000	21,284,233
Hillenbrand, Inc.
3.75% due 03/01/31	7,650,000	6,638,766
6.25% due 02/15/29	4,250,000	4,286,461
5.75% due 06/15/25	2,091,000	2,087,884
TransDigm, Inc.
6.63% due 03/01/32[3]	7,300,000	7,375,124
6.88% due 12/15/30[3]	5,375,000	5,479,248
Weir Group plc
2.20% due 05/13/26[3]	13,015,000	12,081,024
TFI International, Inc.
3.35% due 01/05/33†††	14,000,000	11,310,092
Textron, Inc.
6.10% due 11/15/33	10,000,000	10,483,564
Crown Americas LLC / Crown Americas Capital Corporation VI
4.75% due 02/01/26	9,770,000	9,607,752
Berry Global, Inc.
5.65% due 01/15/34[3]	9,050,000	9,000,568
Masonite International Corp.
3.50% due 02/15/30[3]	8,760,000	7,750,158
Norfolk Southern Corp.
4.10% due 05/15/21	9,100,000	6,636,220
Penske Truck Leasing Company Lp / PTL Finance Corp.
5.35% due 03/30/29[3]	6,000,000	6,004,104
Dyal Capital Partners III (A) LP
6.55% due 06/15/44†††	5,880,000	5,842,261
Westinghouse Air Brake Technologies Corp.
5.61% due 03/11/34	5,650,000	5,723,085
Virgin Media Vendor Financing Notes III DAC
4.88% due 07/15/28	GBP 5,000,000	5,648,421

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~		Value
Fortune Brands Innovations, Inc.
5.88% due 06/01/33		4,200,000	$4,285,188
4.50% due 03/25/52		1,500,000	1,232,202
Enpro, Inc.
5.75% due 10/15/26		5,007,000	4,990,610
EnerSys
6.63% due 01/15/32[3]		4,725,000	4,759,299
Mueller Water Products, Inc.
4.00% due 06/15/29[3]		5,216,000	4,731,076
Sealed Air Corporation/Sealed Air Corp US
6.13% due 02/01/28[3]		4,293,000	4,301,908
Sealed Air Corp.
5.50% due 09/15/25[3]		4,150,000	4,134,932
Trinity Industries, Inc.
7.75% due 07/15/28[3]		3,250,000	3,337,467
Ball Corp.
6.88% due 03/15/28		2,350,000	2,412,259
GrafTech Global Enterprises, Inc.
9.88% due 12/15/28[3]		3,100,000	2,301,122
GATX Corp.
3.50% due 06/01/32		1,650,000	1,442,166
4.70% due 04/01/29		400,000	392,149
nVent Finance SARL
2.75% due 11/15/31		1,300,000	1,070,517
Ryder System, Inc.
6.30% due 12/01/28		1,000,000	1,046,663
Masco Corp.
4.50% due 05/15/47		1,200,000	1,021,484
Owens Corning
7.00% due 12/01/36		900,000	1,012,551
Adevinta ASA
3.00% due 11/15/27	EUR	417,000	452,185
Virgin Media Inc.
4.00% due 01/31/29	GBP	150,000	165,655
Standard Industries, Inc.
4.38% due 07/15/30[3]		101,000	90,753
3.38% due 01/15/31[3]		81,000	67,915
Total Industrial			514,678,495

Consumer, Cyclical - 2.1%
Delta Air Lines, Inc.
7.00% due 05/01/25[3]		46,883,000	47,498,129
Hyatt Hotels Corp.
5.75% due 04/23/30		24,039,000	24,649,494
5.38% due 04/23/25		18,928,000	18,875,304
Alt-2 Structured Trust
2.95% due 05/14/31◊,†††		46,347,232	41,437,594
Choice Hotels International, Inc.
3.70% due 01/15/31		39,961,000	35,013,829
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.50% due 10/20/25[3]		26,374,250	26,106,022
4.75% due 10/20/28[3]		3,800,000	3,716,617
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[3]		25,436,626	25,576,935
Walgreens Boots Alliance, Inc.
3.45% due 06/01/26		11,825,000	11,277,476
4.10% due 04/15/50		15,203,000	11,147,979
Ferguson Finance plc
3.25% due 06/02/30[3]		17,904,000	16,016,234
4.65% due 04/20/32[3]		6,300,000	6,009,021
Air Canada
3.88% due 08/15/26[3]		20,329,000	19,402,420
Whirlpool Corp.
4.60% due 05/15/50[9]		13,326,000	10,923,750
5.75% due 03/01/34		8,070,000	8,095,646
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[3]		17,620,000	17,457,768
International Game Technology plc
4.13% due 04/15/26[3]		17,834,000	17,288,358
Clarios Global, LP
6.75% due 05/15/25[3]		17,071,000	17,086,193

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
Cedar Fair, LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Operations LLC
5.50% due 05/01/25[3]	17,013,000	$16,942,501
British Airways Class A Pass Through Trust
2.90% due 03/15/35[3]	14,008,814	12,097,093
4.25% due 11/15/32[3]	4,761,902	4,440,606
American Airlines Class AA Pass Through Trust
3.35% due 10/15/29	7,890,651	7,218,429
3.20% due 06/15/28	4,991,300	4,583,391
3.00% due 10/15/28	3,586,383	3,265,597
3.15% due 02/15/32	144,855	129,413
Polaris, Inc.
6.95% due 03/15/29	13,000,000	13,827,996
Hilton Domestic Operating Company, Inc.
6.13% due 04/01/32[3]	12,925,000	12,979,984
United Airlines, Inc.
4.38% due 04/15/26[3]	12,700,000	12,277,576
Clarios Global Limited Partnership / Clarios US Finance Co.
6.25% due 05/15/26[3]	10,527,000	10,521,659
1011778 BC ULC / New Red Finance, Inc.
5.75% due 04/15/25[3]	9,968,000	9,943,779
Warnermedia Holdings, Inc.
6.41% due 03/15/26	9,250,000	9,250,158
Beacon Roofing Supply, Inc.
4.50% due 11/15/26[3]	6,120,000	5,946,418
6.50% due 08/01/30[3]	1,925,000	1,953,359
United Airlines 2023-1 Class A Pass Through Trust
5.80% due 01/15/36	7,450,000	7,575,161
Live Nation Entertainment, Inc.
6.50% due 05/15/27[3]	4,635,000	4,685,656
LKQ Corp.
6.25% due 06/15/33	3,412,000	3,552,711
Brunswick Corp.
5.10% due 04/01/52	2,030,000	1,666,561
PulteGroup, Inc.
6.38% due 05/15/33	1,400,000	1,485,956
JB Poindexter & Company, Inc.
8.75% due 12/15/31[3]	1,230,000	1,271,366
NVR, Inc.
3.00% due 05/15/30	1,200,000	1,065,619
Mattel, Inc.
3.75% due 04/01/29[3]	1,100,000	1,012,639
JetBlue Class A Pass Through Trust
4.00% due 11/15/32	120,553	111,701
Total Consumer, Cyclical		505,384,098

Communications - 1.7%
Level 3 Financing, Inc.
10.75% due 12/15/30[3]	20,300,000	20,807,500
3.88% due 10/15/30[3]	34,939,000	20,614,010
11.00% due 11/15/29[3]	19,567,314	20,350,007
4.50% due 04/01/30[3]	26,815,000	16,625,300
4.00% due 04/15/31[3]	13,950,000	8,439,750
British Telecommunications plc
4.88% due 11/23/81[3,6]	47,450,000	42,160,051
4.25% due 11/23/81[3,6]	8,250,000	7,772,719
9.63% due 12/15/30	2,391,000	2,932,874
Vodafone Group plc
4.13% due 06/04/81[6]	40,537,000	34,915,487
Sirius XM Radio, Inc.
3.13% due 09/01/26[3]	24,325,000	22,785,823
4.13% due 07/01/30[3]	12,010,000	10,498,760
Paramount Global
5.90% due 10/15/40	20,648,000	17,311,653

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
4.90% due 08/15/44	6,518,000	$4,659,829
5.25% due 04/01/44	5,731,000	4,261,760
4.85% due 07/01/42	4,496,000	3,293,431
4.60% due 01/15/45	2,403,000	1,655,383
Rogers Communications, Inc.
4.55% due 03/15/52	29,725,000	25,011,492
Cogent Communications Group, Inc.
3.50% due 05/01/26[3]	16,765,000	15,958,121
7.00% due 06/15/27[3]	8,285,000	8,248,369
Discovery Communications LLC
5.20% due 09/20/47	27,282,000	22,921,740
Fox Corp.
6.50% due 10/13/33	19,400,000	20,548,151
Virgin Media Secured Finance plc
4.50% due 08/15/30[3]	17,850,000	15,392,928
Charter Communications Operating LLC / Charter Communications Operating Capital
3.90% due 06/01/52	21,690,000	13,794,103
Altice France S.A.
5.13% due 07/15/29[3]	17,800,000	12,033,398
5.13% due 01/15/29[3]	2,290,000	1,568,203
Go Daddy Operating Company LLC / GD Finance Co., Inc.
3.50% due 03/01/29[3]	8,203,000	7,398,281
CSC Holdings LLC
4.13% due 12/01/30[3]	5,772,000	4,127,269
Outfront Media Capital LLC / Outfront Media Capital Corp.
7.38% due 02/15/31[3]	1,450,000	1,518,765
McGraw-Hill Education, Inc.
5.75% due 08/01/28[3]	1,549,000	1,459,092
Interpublic Group of Companies, Inc.
3.38% due 03/01/41	1,950,000	1,455,343
Koninklijke KPN N.V.
8.38% due 10/01/30	1,140,000	1,336,370
Match Group Holdings II LLC
4.13% due 08/01/30[3]	1,250,000	1,112,179
Virgin Media Finance plc
5.00% due 07/15/30[3]	1,050,000	888,466
Motorola Solutions, Inc.
5.50% due 09/01/44	360,000	354,804
Sunrise FinCo I BV
4.88% due 07/15/31[3]	200,000	178,495
CCO Holdings LLC / CCO Holdings Capital Corp.
4.25% due 02/01/31[3]	20,000	16,333
Total Communications		394,406,239

Energy - 1.5%
BP Capital Markets plc
4.88% [5,6]	75,020,000	71,570,618
Venture Global LNG, Inc.
9.50% due 02/01/29[3]	29,800,000	32,120,317
9.88% due 02/01/32[3]	10,300,000	11,100,763
ITT Holdings LLC
6.50% due 08/01/29[3]	38,518,000	35,151,504
Galaxy Pipeline Assets Bidco Ltd.
3.25% due 09/30/40[3]	43,921,000	33,422,756
Targa Resources Corp.
6.50% due 03/30/34	15,800,000	16,976,693
6.50% due 02/15/53	1,000,000	1,071,583
Midwest Connector Capital Company LLC
4.63% due 04/01/29[3]	16,048,000	15,492,499
ONEOK, Inc.
6.05% due 09/01/33	11,350,000	11,837,527
3.95% due 03/01/50	1,600,000	1,179,925
5.15% due 10/15/43	1,100,000	1,001,962

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
4.50% due 03/15/50	850,000	$693,107
Energy Transfer, LP
7.38% due 02/01/31[3]	7,610,000	7,960,212
5.50% due 06/01/27	3,175,000	3,194,653
6.13% due 12/15/45	1,190,000	1,196,123
5.55% due 05/15/34	500,000	501,523
NuStar Logistics, LP
6.38% due 10/01/30	10,560,000	10,628,281
5.63% due 04/28/27	1,880,000	1,860,674
Greensaif Pipelines Bidco SARL
6.51% due 02/23/42[3]	6,500,000	6,755,032
6.13% due 02/23/38[3]	5,550,000	5,643,331
TransCanada PipeLines Ltd.
6.20% due 03/09/26	10,900,000	10,902,038
4.88% due 05/15/48	1,200,000	1,067,137
Viper Energy, Inc.
7.38% due 11/01/31[3]	11,300,000	11,747,212
Cheniere Energy, Inc.
5.65% due 04/15/34[3]	11,550,000	11,632,476
Kinetik Holdings, LP
6.63% due 12/15/28[3]	9,625,000	9,795,882
Cheniere Energy Partners, LP
5.95% due 06/30/33	8,845,000	9,042,889
Parkland Corp.
4.63% due 05/01/30[3]	8,000,000	7,375,186
Boardwalk Pipelines, LP
5.63% due 08/01/34	6,675,000	6,677,967
CQP Holdco Limited Partnership / BIP-V Chinook Holdco LLC
7.50% due 12/15/33[3]	5,000,000	5,146,085
Kinder Morgan, Inc.
5.20% due 06/01/33	4,700,000	4,628,662
Buckeye Partners, LP
3.95% due 12/01/26	4,250,000	4,063,113
DT Midstream, Inc.
4.30% due 04/15/32[3]	3,250,000	2,947,014
4.13% due 06/15/29[3]	550,000	505,633
Marathon Petroleum Corp.
6.50% due 03/01/41	1,650,000	1,794,026
Valero Energy Corp.
7.50% due 04/15/32	1,350,000	1,549,778
Enbridge Energy Partners, LP
7.38% due 10/15/45	1,040,000	1,220,039
MPLX, LP
5.50% due 02/15/49	1,100,000	1,047,155
DCP Midstream Operating, LP
6.45% due 11/03/36[3]	1,000,000	1,046,998
Eastern Gas Transmission & Storage, Inc.
4.60% due 12/15/44	500,000	429,567
Total Energy		361,977,940

Technology - 1.0%
Broadcom, Inc.
4.93% due 05/15/37[3]	33,182,000	31,491,915
3.19% due 11/15/36[3]	3,135,000	2,494,995
2.60% due 02/15/33[3]	1,660,000	1,348,187
Fiserv, Inc.
5.35% due 03/15/31	20,920,000	21,163,900
2.65% due 06/01/30	7,920,000	6,895,723
5.60% due 03/02/33	3,523,000	3,591,760
5.63% due 08/21/33	2,300,000	2,349,642
Leidos, Inc.
2.30% due 02/15/31	20,050,000	16,572,647
5.75% due 03/15/33	9,550,000	9,790,253
4.38% due 05/15/30	2,650,000	2,511,001
Oracle Corp.
3.95% due 03/25/51	33,794,000	25,748,864
Qorvo, Inc.
4.38% due 10/15/29	14,751,000	13,826,161
3.38% due 04/01/31[3]	8,675,000	7,460,620
MSCI, Inc.
3.63% due 09/01/30[3]	17,718,000	15,726,155
3.88% due 02/15/31[3]	1,769,000	1,577,748
3.63% due 11/01/31[3]	1,780,000	1,544,817
Booz Allen Hamilton, Inc.
5.95% due 08/04/33	10,470,000	10,831,288
3.88% due 09/01/28[3]	4,550,000	4,262,178
Fair Isaac Corp.
5.25% due 05/15/26[3]	13,640,000	13,487,835

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
CGI, Inc.
2.30% due 09/14/31	16,050,000	$12,920,786
Constellation Software, Inc.
5.16% due 02/16/29[3]	8,250,000	8,241,232
5.46% due 02/16/34[3]	4,425,000	4,453,884
Foundry JV Holdco LLC
5.88% due 01/25/34[3]	11,525,000	11,542,374
ACI Worldwide, Inc.
5.75% due 08/15/26[3]	6,973,000	6,855,981
Cloud Software Group, Inc.
6.50% due 03/31/29[3]	7,200,000	6,832,523
Broadridge Financial Solutions, Inc.
2.90% due 12/01/29	1,200,000	1,062,613
NXP BV / NXP Funding LLC / NXP USA, Inc.
3.13% due 02/15/42	1,400,000	1,009,508
CDW LLC / CDW Finance Corp.
3.25% due 02/15/29	1,100,000	995,953
Total Technology		246,590,543

Utilities - 0.6%
AES Corp.
3.95% due 07/15/30[3]	28,124,000	25,578,502
3.30% due 07/15/25[3]	3,750,000	3,632,742
NRG Energy, Inc.
2.45% due 12/02/27[3]	26,000,000	23,370,425
Liberty Utilities Co.
5.58% due 01/31/29[3]	16,600,000	16,689,560
5.87% due 01/31/34[3]	6,450,000	6,515,779
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25	7,482,000	7,484,955
5.88% due 08/20/26	6,975,000	6,963,447
Enel Finance International N.V.
5.00% due 06/15/32[3]	13,690,000	13,268,014
Brooklyn Union Gas Co.
6.39% due 09/15/33[3]	10,800,000	11,156,674
4.27% due 03/15/48[3]	1,300,000	995,596
Alexander Funding Trust II
7.47% due 07/31/28[3]	6,560,000	6,935,891
Black Hills Corp.
5.95% due 03/15/28	5,050,000	5,213,182
4.20% due 09/15/46	1,200,000	941,808
Appalachian Power Co.
5.80% due 10/01/35	4,150,000	4,158,994
Terraform Global Operating, LP
6.13% due 03/01/26[3]	3,000,000	2,958,008
Constellation Energy Generation LLC
5.75% due 10/01/41	1,800,000	1,791,709
Entergy Texas, Inc.
1.50% due 09/01/26	1,650,000	1,499,426
Nevada Power Co.
6.65% due 04/01/36	1,180,000	1,280,409
Southern Power Co.
5.25% due 07/15/43	1,350,000	1,271,541
Consolidated Edison Company of New York, Inc.
5.10% due 06/15/33	1,080,000	1,051,843
Tampa Electric Co.
4.45% due 06/15/49	1,200,000	1,027,723
Duke Energy Ohio, Inc.
4.30% due 02/01/49	1,200,000	999,940
Arizona Public Service Co.
3.75% due 05/15/46	1,300,000	981,304
Washington Gas Light Co.
3.80% due 09/15/46	1,300,000	981,133
Louisville Gas and Electric Co.
4.25% due 04/01/49	1,100,000	921,980
Total Utilities		147,670,585

Basic Materials - 0.6%
Anglo American Capital plc
5.63% due 04/01/30[3]	21,300,000	21,583,977
2.63% due 09/10/30[3]	18,000,000	15,323,040

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
3.95% due 09/10/50[3]	14,140,000	$10,631,207
Alcoa Nederland Holding BV
4.13% due 03/31/29[3]	8,600,000	7,895,601
5.50% due 12/15/27[3]	6,525,000	6,460,697
7.13% due 03/15/31[3]	3,200,000	3,259,693
6.13% due 05/15/28[3]	2,800,000	2,804,183
International Flavors & Fragrances, Inc.
1.23% due 10/01/25[3]	21,520,000	20,142,711
Minerals Technologies, Inc.
5.00% due 07/01/28[3]	18,748,000	17,925,900
Yamana Gold, Inc.
2.63% due 08/15/31	14,431,000	12,027,448
4.63% due 12/15/27	3,000,000	2,868,503
Steel Dynamics, Inc.
2.40% due 06/15/25	5,950,000	5,729,431
Novelis Corp.
3.25% due 11/15/26[3]	5,923,000	5,518,934
Axalta Coating Systems Dutch Holding B BV
7.25% due 02/15/31[3]	2,000,000	2,080,416
Southern Copper Corp.
7.50% due 07/27/35	1,250,000	1,445,509
Carpenter Technology Corp.
6.38% due 07/15/28	178,000	177,700
Total Basic Materials		135,874,950

Total Corporate Bonds
(Cost $6,413,598,732)		5,738,453,582

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 21.9%
Government Agency - 11.6%
Fannie Mae
5.00% due 06/01/53	315,973,918	308,285,865
5.00% due 05/01/53	288,234,335	281,600,891
5.50% due 05/01/53	186,358,104	185,504,587
5.00% due 04/01/53	178,804,154	174,621,582
5.50% due 06/01/53	154,716,264	154,205,184
4.00% due 06/01/52	102,939,153	96,147,780
5.00% due 08/01/53	81,356,781	79,454,737
5.00% due 12/01/53	77,729,290	75,834,500
4.00% due 07/01/52	81,106,010	75,498,632
5.00% due 09/01/52	29,476,818	28,803,857
5.00% due 01/01/54	23,832,171	23,251,208
due 12/25/43[10]	9,928,269	7,456,486
3.05% due 03/01/50	5,821,518	4,579,411
2.51% due 10/01/46	5,446,524	4,175,843
4.07% due 05/01/49	4,560,794	4,107,345
due 10/25/43[10]	5,016,550	3,796,018
2.49% due 12/01/39	4,107,245	3,199,860
3.50% due 02/01/48	3,584,996	3,062,216
4.24% due 08/01/48	3,371,865	3,016,896
3.42% due 09/01/47	3,459,794	2,914,322
2.54% due 12/01/39	3,582,632	2,804,489
3.00% due 01/01/52	2,916,873	2,513,767
2.42% due 10/01/51	3,344,727	2,426,518
3.42% due 10/01/47	2,656,083	2,256,943
3.26% due 11/01/46	2,276,981	1,900,779
2.17% due 10/01/50	2,628,945	1,858,113
2.69% due 02/01/52	2,417,524	1,799,128
2.92% due 03/01/50	2,281,766	1,784,325
2.49% due 09/01/51	2,450,569	1,756,835
2.17% due 09/01/50	2,361,844	1,670,923
2.62% due 12/01/51	2,261,742	1,666,531
2.93% due 03/01/52	2,025,820	1,568,257
2.68% due 04/01/50	1,845,457	1,413,552
3.46% due 08/01/49	1,618,177	1,361,682
2.51% due 07/01/50	1,730,821	1,280,829
2.43% due 12/01/51	1,900,000	1,202,383
3.74% due 02/01/48	1,203,973	1,052,437
4.05% due 09/01/48	1,114,902	1,004,626
2.32% due 07/01/50	1,325,163	953,923
2.34% due 09/01/39	1,235,841	921,847
2.25% due 10/01/50	1,219,710	865,418
3.00% due 05/01/52	952,480	827,494
3.96% due 06/01/49	927,037	810,763
3.60% due 10/01/47	889,782	764,284
2.65% due 12/01/51	967,797	712,750
3.63% due 01/01/37	690,811	624,993
2.34% due 03/01/51	851,035	613,694
3.50% due 12/01/46	641,158	584,628
3.91% due 07/01/49	650,608	568,205
5.32% due 06/01/33	530,000	544,238
2.50% due 01/25/52	846,240	528,862
2.75% due 11/01/31	592,752	526,801
3.18% due 09/01/42	627,704	524,623
2.56% due 05/01/39	584,889	448,020

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
3.50% due 11/01/47	486,913	$443,976
2.51% due 02/01/48	563,404	426,174
3.00% due 07/01/46	445,476	389,747
4.00% due 01/01/46	386,265	365,850
4.00% due 12/01/38	358,643	343,200
3.50% due 10/01/45	338,818	310,760
3.51% due 11/01/47	358,079	307,041
4.33% due 09/01/48	320,851	298,321
4.00% due 11/01/38	301,934	288,956
4.22% due 04/01/49	315,000	280,740
4.50% due 02/01/45	282,612	275,765
2.50% due 11/01/51	329,627	274,245
2.50% due 11/25/50	460,569	270,032
4.50% due 03/01/48	270,877	262,518
3.77% due 08/01/45	282,889	241,253
4.23% due 07/01/39	265,813	241,168
4.50% due 04/01/48	231,080	222,878
5.00% due 12/01/44	222,219	221,197
3.00% due 03/01/52	237,115	205,505
3.50% due 12/01/45	204,452	186,431
3.50% due 08/01/43	195,978	179,907
2.00% due 10/25/51	336,393	171,890
3.95% due 06/01/49	187,805	164,662
3.18% due 08/01/42	179,768	150,217
4.50% due 05/01/47	153,730	150,003
4.00% due 10/01/45	123,532	117,041
5.00% due 05/01/44	110,963	110,453
2.06% due 09/01/36	140,000	102,408
3.50% due 04/01/48	109,186	99,558
5.00% due 04/01/44	70,160	69,179
2.28% due 01/01/51	67,591	48,629
3.50% due 06/01/46	12,693	11,574
Freddie Mac
5.50% due 09/01/53	202,433,197	203,818,777
5.00% due 04/01/53	195,489,629	190,858,644
5.00% due 06/01/53	175,020,374	170,749,593
5.50% due 06/01/53	170,498,068	170,049,782
4.00% due 02/01/53	122,274,488	114,440,565
5.00% due 09/01/52	79,325,553	77,519,871
5.00% due 03/01/53	68,631,253	67,033,326
4.00% due 10/01/52	45,942,968	42,801,159
4.00% due 04/01/52	30,460,632	28,508,844
5.00% due 01/01/54	24,696,961	24,093,882
5.50% due 02/01/53	12,808,529	12,820,589
5.00% due 08/01/53	9,677,184	9,519,046
3.26% due 09/01/45	2,089,665	1,762,367
4.50% due 08/01/52	1,102,574	1,059,237
1.96% due 05/01/50	1,514,493	1,029,158
3.50% due 01/01/44	577,619	531,769
2.00% due 10/25/51	840,982	438,699
3.00% due 08/01/46	474,725	418,463
4.00% due 02/01/46	284,062	266,396
4.00% due 01/01/46	263,665	250,040
4.00% due 05/25/52	270,000	222,499
4.50% due 06/01/48	211,429	204,989
3.50% due 12/01/45	179,695	164,049
4.00% due 11/01/45	159,790	151,532
4.00% due 08/01/45	144,695	137,217
4.00% due 09/01/45	137,215	130,124
2.50% due 02/25/52	137,228	82,112
Uniform MBS 15 Year
due 05/02/24[17]	23,050,000	23,018,998
Fannie Mae-Aces
1.49% (WAC) due 03/25/35◊,11	201,004,601	19,246,472
Ginnie Mae
6.00% due 06/20/47	15,630,279	15,648,114
Freddie Mac Seasoned Credit Risk Transfer Trust
2.00% due 11/25/59	10,777,650	8,471,440
2.00% due 05/25/60	8,825,543	6,947,758
FARM Mortgage Trust
2.18% (WAC) due 01/25/51◊,3	10,162,028	7,942,013
Freddie Mac Multifamily Structured Pass Through Certificates
0.50% (WAC) due 12/25/24◊,11	40,223,466	104,734
Total Government Agency		2,769,333,416

Residential Mortgage-Backed Securities - 8.2%
BRAVO Residential Funding Trust
2022-R1, 3.13% due 01/29/70[3,12]	79,114,452	74,078,042
2021-C, 1.62% due 03/01/61[3,12]	58,808,603	55,600,611

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
2023-NQM2, 4.50% due 05/25/62[3,12]	29,814,377	$28,924,739
2024-NQM3, 6.19% due 03/25/64[3,12]	14,400,000	14,394,917
2024-NQM1, 6.40% due 12/01/63[3,12]	7,577,399	7,579,287
2021-HE1, 6.82% (30 Day Average SOFR + 1.50%, Rate Floor: 0.00%) due 01/25/70◊,3	7,500,000	7,465,696
2024-NQM3, 6.50% due 03/25/64[3,12]	6,650,000	6,643,510
2023-NQM6, 7.06% due 09/25/63[3,12]	6,195,796	6,228,768
2023-NQM5, 7.01% due 06/25/63[3,12]	4,132,375	4,156,334
2024-NQM3, 6.39% due 03/25/64[3,12]	2,439,000	2,436,773
CSMC Trust
2020-RPL5, 4.68% (WAC) due 08/25/60◊,3	59,931,689	59,363,537
2021-RPL4, 1.80% (WAC) due 12/27/60◊,3	58,354,050	56,578,657
2021-RPL7, 1.93% (WAC) due 07/27/61◊,3	52,165,632	49,921,733
2021-RPL1, 4.04% (WAC) due 09/27/60◊,3	24,148,165	23,319,238
OBX Trust
2024-NQM5, due 03/25/28[3,12,17]	22,550,000	22,549,617
2024-NQM5, due 03/25/28[3,12,17]	18,250,000	18,249,884
2024-NQM4, 6.07% due 01/25/64[3,12]	16,700,000	16,707,206
2024-NQM5, due 03/25/28[3,12,17]	11,250,000	11,249,881
2022-NQM9, 6.45% due 09/25/62[3,12]	10,814,094	10,838,110
2024-NQM4, 6.32% due 01/25/64[3,12]	9,100,000	9,095,453
2024-NQM3, 6.13% due 12/25/63[3,12]	7,300,000	7,303,989
2024-NQM3, 6.33% due 12/25/63[3,12]	6,050,000	6,053,327
2023-NQM9, 7.66% due 10/25/63[3,12]	5,834,518	5,937,116
2023-NQM2, 6.32% due 01/25/62[3,12]	5,692,703	5,695,654
2024-NQM4, 6.22% due 01/25/64[3,12]	4,200,000	4,197,924
2024-NQM2, 6.18% due 12/25/63[3,12]	3,897,044	3,879,962
2022-NQM8, 6.10% due 09/25/62[3,12]	3,573,994	3,528,430
2023-NQM2, 6.72% due 01/25/62[3,12]	3,311,402	3,322,141
2024-NQM3, 6.43% due 12/25/63[3,12]	1,900,000	1,901,032
PRPM LLC
2021-5, 1.79% due 06/25/26[3,12]	53,748,977	52,555,729
2021-8, 1.74% (WAC) due 09/25/26◊,3	28,622,524	27,483,940
2023-1, 6.88% (WAC) due 02/25/28◊,3	18,805,424	18,904,626
2022-1, 3.72% due 02/25/27[3,12]	10,048,406	9,759,846
2023-RCF1, 4.00% due 06/25/53[3,12]	4,416,414	4,244,230
Legacy Mortgage Asset Trust
2021-GS2, 1.75% due 04/25/61[3,12]	35,326,581	34,234,774
2021-GS3, 1.75% due 07/25/61[3,12]	32,245,763	31,179,009
2021-GS5, 2.25% due 07/25/67[3,12]	20,387,563	19,671,116
2021-GS4, 1.65% due 11/25/60[3,12]	4,913,348	4,752,106
Angel Oak Mortgage Trust
2023-2, 4.65% due 10/25/67[3,12]	21,813,240	21,267,843

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
2023-1, 4.75% due 09/26/67[3,12]	21,983,052	$21,053,620
2024-2, 5.99% due 01/25/69[3,12]	19,815,805	19,746,067
2024-2, 6.19% due 01/25/69[3,12]	9,709,744	9,664,361
2024-2, 6.25% due 01/25/69[3,12]	8,955,753	8,885,697
2024-3, 4.80% due 11/26/68[3,12]	8,150,000	7,838,974
Towd Point Revolving Trust
4.83% due 09/25/64[7]	81,500,000	81,051,750
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC5, 5.59% (1 Month Term SOFR + 0.26%, Rate Floor: 0.15%) due 10/25/36◊	25,038,347	13,152,283
2007-HE5, 5.78% (1 Month Term SOFR + 0.45%, Rate Floor: 0.34%) due 03/25/37◊	26,138,543	11,084,781
2006-HE6, 5.92% (1 Month Term SOFR + 0.59%, Rate Floor: 0.48%) due 09/25/36◊	22,813,166	7,897,576
2006-HE5, 5.72% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 08/25/36◊	12,789,234	6,397,392
2007-HE3, 5.55% (1 Month Term SOFR + 0.22%, Rate Floor: 0.11%) due 12/25/36◊	10,717,388	5,314,817
2006-HE4, 5.92% (1 Month Term SOFR + 0.59%, Rate Floor: 0.48%) due 06/25/36◊	7,986,091	4,151,368
2006-HE5, 5.94% (1 Month Term SOFR + 0.61%, Rate Floor: 0.50%) due 08/25/36◊	7,663,214	3,833,131
2007-HE2, 5.53% (1 Month Term SOFR + 0.20%, Rate Floor: 0.09%) due 01/25/37◊	8,232,331	3,794,118
2007-HE2, 5.57% (1 Month Term SOFR + 0.24%, Rate Floor: 0.13%) due 01/25/37◊	7,822,358	3,605,143
2007-HE2, 5.65% (1 Month Term SOFR + 0.32%, Rate Floor: 0.21%) due 01/25/37◊	6,159,337	2,838,654
2007-NC3, 5.63% (1 Month Term SOFR + 0.30%, Rate Floor: 0.19%) due 05/25/37◊	3,148,171	2,332,293
2007-HE6, 5.50% (1 Month Term SOFR + 0.17%, Rate Floor: 0.06%) due 05/25/37◊	2,289,563	2,000,304
2007-HE3, 5.57% (1 Month Term SOFR + 0.24%, Rate Floor: 0.13%) due 12/25/36◊,7	1,965,677	1,191,311
2006-HE6, 5.74% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 09/25/36◊	2,891,810	1,001,039

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
COLT Mortgage Loan Trust
2023-3, 7.18% due 09/25/68[3,12]	41,306,293	$42,081,641
2023-3, 7.58% due 09/25/68[3,12]	9,297,548	9,416,612
2023-4, 7.62% due 10/25/68[3,12]	5,739,023	5,819,245
2021-2, 2.38% (WAC) due 08/25/66◊,3	7,108,000	4,661,056
2024-1, 6.14% due 02/25/69[3,12]	4,664,422	4,630,329
NYMT Loan Trust
2022-SP1, 5.25% due 07/25/62[3,12]	61,136,742	59,656,566
GCAT Trust
2022-NQM5, 5.71% due 08/25/67[3,12]	21,499,293	21,270,455
2023-NQM3, 6.89% due 08/25/68[3,12]	18,823,184	19,097,445
2022-NQM3, 4.35% (WAC) due 04/25/67◊,3	11,048,642	10,201,201
2023-NQM3, 7.34% due 08/25/68[3,12]	4,787,131	4,829,646
2023-NQM2, 6.24% due 11/25/67[3,12]	2,779,175	2,774,833
OSAT Trust
2021-RPL1, 2.12% due 05/25/65[3,12]	56,708,659	55,213,093
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 5.57% (1 Month Term SOFR + 0.24%, Rate Floor: 0.13%) due 12/25/36◊	59,589,055	36,023,032
2006-WMC4, 5.56% (1 Month Term SOFR + 0.23%, Rate Floor: 0.12%) due 12/25/36◊	12,291,361	6,449,194
2006-WMC3, 5.92% (1 Month Term SOFR + 0.59%, Rate Floor: 0.48%) due 08/25/36◊	1,751,173	1,252,097
Home Equity Loan Trust
2007-FRE1, 5.63% (1 Month Term SOFR + 0.30%, Rate Floor: 0.19%) due 04/25/37◊	46,341,911	43,196,375
Verus Securitization Trust
2023-7, 7.42% due 10/25/68[3,12]	18,956,132	19,201,574
2022-8, 6.13% due 09/25/67[3,7,12]	14,069,221	13,942,575
2024-1, 6.12% due 01/25/69[3,12]	3,929,613	3,911,912
2023-2, 6.85% due 03/25/68[3,12]	3,525,957	3,543,385
GSAMP Trust
2007-NC1, 5.57% (1 Month Term SOFR + 0.24%, Rate Floor: 0.13%) due 12/25/46◊	24,593,896	12,670,377
2006-HE8, 5.67% (1 Month Term SOFR + 0.34%, Rate Floor: 0.23%) due 01/25/37◊	10,107,000	8,215,667
2006-NC2, 5.74% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 06/25/36◊	11,548,152	6,486,122
2007-NC1, 5.59% (1 Month Term SOFR + 0.26%, Rate Floor: 0.15%) due 12/25/46◊	7,035,303	3,434,540

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
LSTAR Securities Investment Ltd.
2024-1, 8.42% (30 Day Average SOFR + 3.10%, Rate Floor: 3.10%) due 01/01/29◊,†††,3	26,434,331	$26,472,607
Soundview Home Loan Trust
2006-OPT5, 5.72% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 07/25/36◊	25,532,774	24,143,607
Alternative Loan Trust
2007-OA4, 5.78% (1 Month Term SOFR + 0.45%, Rate Floor: 0.34%) due 05/25/47◊	14,180,485	11,901,273
2007-OH3, 6.02% (1 Month Term SOFR + 0.69%, Rate Cap/Floor: 10.00%/0.58%) due 09/25/47◊	6,083,538	5,420,692
2006-43CB, 6.00% (1 Month Term SOFR + 0.61%, Rate Cap/Floor: 6.00%/6.00%) due 02/25/37◊	5,896,143	3,229,777
2007-OA7, 5.80% (1 Month Term SOFR + 0.47%, Rate Floor: 0.36%) due 05/25/47◊	2,170,374	1,973,970
2007-OH3, 5.88% (1 Month Term SOFR + 0.55%, Rate Cap/Floor: 10.00%/0.44%) due 09/25/47◊	604,725	553,908
Imperial Fund Mortgage Trust
2022-NQM2, 4.02% (WAC) due 03/25/67◊,3	12,333,918	11,307,385
2022-NQM2, 4.20% (WAC) due 03/25/67◊,3	12,124,334	11,159,671
Citigroup Mortgage Loan Trust, Inc.
2007-AMC1, 5.76% (1 Month Term SOFR + 0.43%, Rate Floor: 0.32%) due 12/25/36◊,3	20,086,792	10,850,244
2006-WF1, 4.98% due 03/25/36	13,522,384	6,624,524
2007-AMC3, 5.62% (1 Month Term SOFR + 0.29%, Rate Floor: 0.18%) due 03/25/37◊	5,702,715	4,687,178
Saluda Grade Alternative Mortgage Trust
2023-FIG4, 6.72% (WAC) due 11/25/53◊,3	21,130,188	21,542,664
NovaStar Mortgage Funding Trust Series
2007-2, 5.64% (1 Month Term SOFR + 0.31%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37◊	19,456,862	18,684,459
2007-1, 5.70% (1 Month Term SOFR + 0.37%, Rate Cap/Floor: 11.00%/0.26%) due 03/25/37◊	2,665,401	1,622,919

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
ACE Securities Corporation Home Equity Loan Trust Series
2006-NC1, 6.06% (1 Month Term SOFR + 0.73%, Rate Floor: 0.62%) due 12/25/35◊	15,151,779	$13,939,442
2007-ASP1, 5.84% (1 Month Term SOFR + 0.51%, Rate Floor: 0.40%) due 03/25/37◊	8,057,972	3,288,761
2007-WM2, 5.65% (1 Month Term SOFR + 0.32%, Rate Floor: 0.21%) due 02/25/37◊	6,085,897	2,532,034
SPS Servicer Advance Receivables Trust
2020-T2, 1.83% due 11/15/55[3]	20,000,000	18,738,550
FIGRE Trust
2024-HE1, 6.17% (WAC) due 03/25/54◊,3	17,800,000	17,807,476
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[11]	123,146,355	17,665,886
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 6.07% (1 Month Term SOFR + 0.74%, Rate Floor: 0.63%) due 11/25/37◊	16,602,026	15,735,350
2006-BC4, 5.78% (1 Month Term SOFR + 0.45%, Rate Floor: 0.34%) due 12/25/36◊	1,612,830	1,539,401
2006-BC6, 5.61% (1 Month Term SOFR + 0.28%, Rate Floor: 0.17%) due 01/25/37◊	95,949	93,767
IXIS Real Estate Capital Trust
2007-HE1, 5.55% (1 Month Term SOFR + 0.22%, Rate Floor: 0.11%) due 05/25/37◊	31,844,420	7,463,284
2006-HE1, 6.04% (1 Month Term SOFR + 0.71%, Rate Floor: 0.60%) due 03/25/36◊	11,151,263	5,770,781
2007-HE1, 5.67% (1 Month Term SOFR + 0.34%, Rate Floor: 0.23%) due 05/25/37◊	6,043,616	1,416,372
2007-HE1, 5.60% (1 Month Term SOFR + 0.27%, Rate Floor: 0.16%) due 05/25/37◊	5,676,058	1,330,262
2007-HE1, 5.50% (1 Month Term SOFR + 0.17%, Rate Floor: 0.06%) due 05/25/37◊	4,722,218	1,106,748
Securitized Asset-Backed Receivables LLC Trust
2006-WM4, 5.60% (1 Month Term SOFR + 0.27%, Rate Floor: 0.16%) due 11/25/36◊	29,679,962	7,815,883
2007-BR2, 5.80% (1 Month Term SOFR + 0.47%, Rate Floor: 0.36%) due 02/25/37◊,3	9,531,878	7,814,151

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
2006-HE2, 5.74% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 07/25/36◊	3,211,090	$1,274,194
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 5.92% (1 Year CMT Rate + 0.83%, Rate Floor: 0.83%) due 11/25/46◊	8,394,045	6,799,597
2006-AR10, 5.78% (1 Month Term SOFR + 0.45%, Rate Floor: 0.34%) due 12/25/36◊	7,195,054	5,605,715
2006-AR9, 5.93% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46◊	3,611,957	2,879,135
2006-7, 4.05% due 09/25/36	5,232,112	1,444,275
2006-8, 4.15% due 10/25/36	333,759	111,114
Citigroup Mortgage Loan Trust
2022-A, 6.17% due 09/25/62[3,12]	16,645,337	16,639,456
Credit Suisse Mortgage Capital Certificates
2021-RPL9, 2.44% (WAC) due 02/25/61◊,3	16,803,230	16,229,637
WaMu Asset-Backed Certificates WaMu Series Trust
2007-HE1, 5.59% (1 Month Term SOFR + 0.26%, Rate Floor: 0.26%) due 01/25/37◊	32,634,196	15,009,521
Starwood Mortgage Residential Trust
2020-1, 2.56% (WAC) due 02/25/50◊,3	8,965,227	8,362,484
2020-1, 2.41% (WAC) due 02/25/50◊,3	6,896,328	6,437,525
American Home Mortgage Assets Trust
2007-5, 5.82% (1 Month Term SOFR + 0.49%, Rate Cap/Floor: 99.00%/0.19%) due 06/25/47◊	9,016,451	7,801,201
2006-4, 5.63% (1 Month Term SOFR + 0.30%, Rate Floor: 0.30%) due 10/25/46◊	6,542,149	3,407,865
2006-6, 5.63% (1 Month Term SOFR + 0.30%, Rate Floor: 0.19%) due 12/25/46◊	2,016,712	1,673,645
Merrill Lynch Mortgage Investors Trust Series
2007-HE2, 5.96% (1 Month Term SOFR + 0.63%, Rate Floor: 0.52%) due 02/25/37◊	31,053,826	8,878,699
2006-HE6, 4.48% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 11/25/37◊	7,707,217	3,669,834
RALI Series Trust
2007-QO4, 5.82% (1 Month Term SOFR + 0.49%, Rate Floor: 0.38%) due 05/25/47◊	3,911,528	3,388,671

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
2006-QO2, 5.88% (1 Month Term SOFR + 0.55%, Rate Floor: 0.44%) due 02/25/46◊	16,536,210	$2,934,547
2007-QO2, 5.59% (1 Month Term SOFR + 0.26%, Rate Floor: 0.15%) due 02/25/47◊	7,409,529	2,529,733
2006-QO6, 5.62% (1 Month Term SOFR + 0.47%, Rate Floor: 0.36%) due 06/25/46◊	4,715,292	1,085,832
2006-QO2, 5.98% (1 Month Term SOFR + 0.65%, Rate Floor: 0.54%) due 02/25/46◊	5,362,610	971,659
2007-QO3, 5.76% (1 Month Term SOFR + 0.43%, Rate Floor: 0.32%) due 03/25/47◊	773,515	657,455
2006-QO2, 6.12% (1 Month Term SOFR + 0.79%, Rate Floor: 0.68%) due 02/25/46◊	1,105,132	205,699
Ameriquest Mortgage Securities Trust
2006-M3, 5.60% (1 Month Term SOFR + 0.27%, Rate Floor: 0.16%) due 10/25/36◊	26,222,717	7,622,564
2006-M3, 5.54% (1 Month Term SOFR + 0.21%, Rate Floor: 0.10%) due 10/25/36◊	11,015,302	3,202,044
RCKT Mortgage Trust
2023-CES1, 6.52% (WAC) due 06/25/43◊,3	5,513,575	5,526,051
2023-CES2, 6.81% (WAC) due 09/25/43◊,3	4,614,104	4,668,797
Master Asset-Backed Securities Trust
2006-WMC4, 5.59% (1 Month Term SOFR + 0.26%, Rate Floor: 0.15%) due 10/25/36◊	10,467,532	3,421,732
2006-NC2, 5.92% (1 Month Term SOFR + 0.59%, Rate Floor: 0.48%) due 08/25/36◊	7,500,725	2,860,116
2006-WMC3, 5.76% (1 Month Term SOFR + 0.43%, Rate Floor: 0.32%) due 08/25/36◊	5,593,797	1,942,226
2007-WMC1, 5.76% (1 Month Term SOFR + 0.43%, Rate Floor: 0.32%) due 01/25/37◊	5,748,450	1,626,403
ABFC Trust
2007-WMC1, 6.69% (1 Month Term SOFR + 1.36%, Rate Floor: 1.25%) due 06/25/37◊	14,506,321	9,821,648
HarborView Mortgage Loan Trust
2006-14, 5.74% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 01/25/47◊	5,973,125	5,274,140
2006-12, 5.82% (1 Month Term SOFR + 0.49%, Rate Floor: 0.38%) due 01/19/38◊	4,510,887	3,907,129

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
First NLC Trust
2005-4, 6.22% (1 Month Term SOFR + 0.89%, Rate Cap/Floor: 14.00%/0.78%) due 02/25/36◊	7,137,967	$6,899,200
2005-1, 3.70% (1 Month Term SOFR + 0.57%, Rate Cap/Floor: 14.00%/0.46%) due 05/25/35◊	2,037,753	1,773,573
Fremont Home Loan Trust
2006-E, 5.56% (1 Month Term SOFR + 0.23%, Rate Floor: 0.12%) due 01/25/37◊	11,331,064	5,066,899
2006-D, 5.59% (1 Month Term SOFR + 0.26%, Rate Floor: 0.15%) due 11/25/36◊	10,213,531	3,538,962
First Franklin Mortgage Loan Trust
2006-FF16, 5.72% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 12/25/36◊	19,626,360	8,028,092
Bear Stearns Asset-Backed Securities I Trust
2006-HE9, 5.72% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 11/25/36◊	7,978,036	7,791,305
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68◊,7	6,258,941	6,184,871
2019-RM3, 2.80% (WAC) due 06/25/69◊,7	1,625,661	1,589,259
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,7	8,091,733	7,739,784
Merrill Lynch Alternative Note Asset Trust Series
2007-A1, 5.90% (1 Month Term SOFR + 0.57%, Rate Floor: 0.46%) due 01/25/37◊	18,814,732	5,315,218
2007-A1, 5.74% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 01/25/37◊	7,134,860	2,006,266
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W4, 6.20% (1 Month Term SOFR + 0.87%, Rate Floor: 0.76%) due 02/25/36◊	9,288,611	7,105,833
Asset-Backed Securities Corporation Home Equity Loan Trust Series AEG
2006-HE1, 4.20% (1 Month Term SOFR + 0.71%, Rate Floor: 0.60%) due 01/25/36◊	7,294,223	6,984,384

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
Long Beach Mortgage Loan Trust
2006-8, 5.76% (1 Month Term SOFR + 0.43%, Rate Floor: 0.32%) due 09/25/36◊	14,369,544	$3,886,480
2006-6, 5.94% (1 Month Term SOFR + 0.61%, Rate Floor: 0.50%) due 07/25/36◊	4,491,124	1,716,414
2006-8, 5.62% (1 Month Term SOFR + 0.29%, Rate Floor: 0.18%) due 09/25/36◊	3,834,963	1,034,689
Towd Point Mortgage Trust
2023-CES1, 6.75% (WAC) due 07/25/63◊,3	6,537,554	6,586,916
Option One Mortgage Loan Trust
2007-5, 5.66% (1 Month Term SOFR + 0.33%, Rate Floor: 0.22%) due 05/25/37◊	6,739,442	3,976,777
2007-2, 5.69% (1 Month Term SOFR + 0.36%, Rate Floor: 0.25%) due 03/25/37◊	4,767,983	2,337,629
Lehman XS Trust Series
2007-2N, 5.62% (1 Month Term SOFR + 0.29%, Rate Floor: 0.18%) due 02/25/37◊	4,518,513	4,070,799
2007-15N, 5.94% (1 Month Term SOFR + 0.61%, Rate Floor: 0.00%) due 08/25/37◊	1,184,712	1,088,566
2006-10N, 5.86% (1 Month Term SOFR + 0.53%, Rate Floor: 0.42%) due 07/25/46◊	282,514	253,315
WaMu Asset-Backed Certificates WaMu Series
2007-HE4, 5.61% (1 Month Term SOFR + 0.28%, Rate Floor: 0.28%) due 07/25/47◊	4,739,593	3,361,616
2007-HE4, 5.69% (1 Month Term SOFR + 0.36%, Rate Floor: 0.36%) due 07/25/47◊	3,263,405	1,916,103
CWABS Asset-Backed Certificates Trust
2006-12, 5.70% (1 Month Term SOFR + 0.37%, Rate Floor: 0.26%) due 12/25/36◊	5,757,446	5,198,650
WaMu Mortgage Pass-Through Certificates Series Trust
2007-OA6, 5.90% (1 Year CMT Rate + 0.81%, Rate Floor: 0.81%) due 07/25/47◊	4,336,776	3,421,551
2006-AR13, 5.97% (1 Year CMT Rate + 0.88%, Rate Floor: 0.88%) due 10/25/46◊	1,339,971	1,105,274
2006-AR11, 6.01% (1 Year CMT Rate + 0.92%, Rate Floor: 0.92%) due 09/25/46◊	595,257	501,061

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
Credit-Based Asset Servicing and Securitization LLC
2006-CB2, 3.64% (1 Month Term SOFR + 0.49%, Rate Floor: 0.38%) due 12/25/36◊	5,366,129	$5,016,326
Deutsche Alt-A Securities Mortgage Loan Trust Series
2006-AR4, 5.70% (1 Month Term SOFR + 0.37%, Rate Floor: 0.26%) due 12/25/36◊	9,324,886	3,059,149
2007-OA2, 5.86% (1 Year CMT Rate + 0.77%, Rate Floor: 0.77%) due 04/25/47◊	2,001,235	1,694,741
Morgan Stanley IXIS Real Estate Capital Trust
2006-2, 5.59% (1 Month Term SOFR + 0.26%, Rate Floor: 0.15%) due 11/25/36◊	14,916,631	4,747,958
GSAA Home Equity Trust
2006-5, 5.80% (1 Month Term SOFR + 0.47%, Rate Floor: 0.36%) due 03/25/36◊	12,175,560	4,041,223
2007-7, 5.98% (1 Month Term SOFR + 0.65%, Rate Floor: 0.54%) due 07/25/37◊	123,728	114,346
Impac Secured Assets CMN Owner Trust
2005-2, 5.94% (1 Month Term SOFR + 0.61%, Rate Floor: 0.50%) due 03/25/36◊	4,398,287	3,958,163
GSAA Trust
2007-3, 5.78% (1 Month Term SOFR + 0.45%, Rate Floor: 0.34%) due 03/25/47◊	10,668,003	2,900,121
ASG Resecuritization Trust
2010-3, 4.91% (1 Month Term SOFR + 0.40%, Rate Cap/Floor: 10.50%/0.29%) due 12/28/45◊,3	2,177,557	1,992,566
C-BASS Mortgage Loan Trust
2007-CB2, 3.57% due 02/25/37	2,551,112	1,526,235
Morgan Stanley Capital I Incorporated Trust
2006-HE1, 6.02% (1 Month Term SOFR + 0.69%, Rate Floor: 0.58%) due 01/25/36◊	1,561,044	1,485,591
Securitized Asset Backed Receivables LLC Trust
2006-WM4, 5.76% (1 Month Term SOFR + 0.43%, Rate Floor: 0.32%) due 11/25/36◊	5,208,794	1,371,607

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
Countrywide Asset-Backed Certificates
2005-15, 3.64% (1 Month Term SOFR + 0.79%, Rate Floor: 0.68%) due 03/25/36◊	779,207	$752,913
Residential Mortgage Loan Trust
2020-1, 2.68% (WAC) due 01/26/60◊,7	601,574	569,068
Structured Asset Investment Loan Trust
2004-BNC2, 6.64% (1 Month Term SOFR + 1.31%, Rate Floor: 1.20%) due 12/25/34◊	320,241	316,349
2006-3, 5.74% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 06/25/36◊	235,300	218,470
Impac Secured Assets Trust
2006-2, 5.78% (1 Month Term SOFR + 0.45%, Rate Cap/Floor: 11.50%/0.34%) due 08/25/36◊	474,637	460,046
Nomura Resecuritization Trust
2015-4R, 3.04% (1 Month Term SOFR + 0.54%, Rate Floor: 0.43%) due 03/26/36◊,7	478,455	449,660
Alliance Bancorp Trust
2007-OA1, 5.92% (1 Month Term SOFR + 0.59%, Rate Floor: 0.48%) due 07/25/37◊	513,704	429,157
Morgan Stanley Re-REMIC Trust
2010-R5, 4.12% due 06/26/36[7]	100,147	86,920
GreenPoint Mortgage Funding Trust
2006-AR1, 6.02% (1 Month Term SOFR + 0.69%, Rate Cap/Floor: 10.50%/0.58%) due 02/25/36◊	88,691	74,651
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	56,867	56,484
Irwin Home Equity Loan Trust
2007-1, 6.35% due 08/25/37[7]	94	93
Total Residential Mortgage-Backed Securities		1,963,973,124

Commercial Mortgage-Backed Securities - 1.3%
BX Commercial Mortgage Trust
2021-VOLT, 7.44% (1 Month Term SOFR + 2.11%, Rate Floor: 2.00%) due 09/15/36◊,3	60,050,000	59,186,781

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
2021-VOLT, 7.09% (1 Month Term SOFR + 1.76%, Rate Floor: 1.65%) due 09/15/36◊,3	52,000,000	$51,238,585
2022-LP2, 7.29% (1 Month Term SOFR + 1.96%, Rate Floor: 1.96%) due 02/15/39◊,3	5,072,017	5,002,277
SMRT
2022-MINI, 7.28% (1 Month Term SOFR + 1.95%, Rate Floor: 1.95%) due 01/15/39◊,3	32,500,000	31,928,799
JP Morgan Chase Commercial Mortgage Securities Trust
2021-NYAH, 7.27% (1 Month Term SOFR + 1.95%, Rate Floor: 1.84%) due 06/15/38◊,3	14,350,000	12,336,171
2016-JP3, 3.42% (WAC) due 08/15/49◊	10,290,000	8,531,324
2021-NYAH, 7.62% (1 Month Term SOFR + 2.30%, Rate Floor: 2.19%) due 06/15/38◊,3	8,000,000	6,604,060
2016-JP3, 1.33% (WAC) due 08/15/49◊,11	51,698,585	1,287,476
Life Mortgage Trust
2021-BMR, 7.79% (1 Month Term SOFR + 2.46%, Rate Floor: 2.35%) due 03/15/38◊,3	19,167,918	18,544,961
2021-BMR, 7.19% (1 Month Term SOFR + 1.86%, Rate Floor: 1.75%) due 03/15/38◊,3	5,160,593	5,044,480
Extended Stay America Trust
2021-ESH, 7.69% (1 Month Term SOFR + 2.36%, Rate Floor: 2.25%) due 07/15/38◊,3	11,428,197	11,413,911
2021-ESH, 7.14% (1 Month Term SOFR + 1.81%, Rate Floor: 1.70%) due 07/15/38◊,3	5,896,950	5,891,421
Citigroup Commercial Mortgage Trust
2019-GC43, 0.62% (WAC) due 11/10/52◊,11	217,614,461	5,780,254
2019-GC41, 1.04% (WAC) due 08/10/56◊,11	102,931,162	3,761,310
2016-P4, 1.88% (WAC) due 07/10/49◊,11	27,725,696	859,350
2016-C2, 1.66% (WAC) due 08/10/49◊,11	30,054,890	837,107
2015-GC35, 4.35% (WAC) due 11/10/48◊	810,679	695,504
2016-P5, 1.38% (WAC) due 10/10/49◊,11	24,713,412	623,050
2016-GC37, 1.65% (WAC) due 04/10/49◊,11	19,004,084	443,029
2015-GC35, 0.71% (WAC) due 11/10/48◊,11	27,630,829	226,092

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
2016-C3, 0.98% (WAC) due 11/15/49◊,11	9,780,596	$195,778
2015-GC29, 1.01% (WAC) due 04/10/48◊,11	17,939,218	123,657
GS Mortgage Securities Corporation Trust
2020-UPTN, 3.25% (WAC) due 02/10/37◊,3	5,350,000	4,978,972
2020-DUNE, 6.95% (1 Month Term SOFR + 1.61%, Rate Floor: 1.35%) due 12/15/36◊,3	3,750,000	3,701,294
2020-DUNE, 7.50% (1 Month Term SOFR + 2.16%, Rate Floor: 1.90%) due 12/15/36◊,3	1,000,000	972,874
BENCHMARK Mortgage Trust
2020-IG3, 3.13% (WAC) due 09/15/48◊,3	5,232,000	2,962,507
2019-B14, 0.77% (WAC) due 12/15/62◊,11	107,831,557	2,702,345
2018-B2, 0.45% (WAC) due 02/15/51◊,11	98,319,873	1,215,499
2018-B6, 4.59% (WAC) due 10/10/51◊	750,000	682,630
2018-B6, 0.40% (WAC) due 10/10/51◊,11	58,753,916	682,544
GS Mortgage Securities Trust
2020-GC45, 0.66% (WAC) due 02/13/53◊,11	151,644,404	4,217,610
2019-GC42, 0.82% (WAC) due 09/10/52◊,11	64,932,117	2,210,088
2017-GS6, 1.01% (WAC) due 05/10/50◊,11	40,671,060	1,020,063
2017-GS6, 3.87% due 05/10/50	521,000	454,585
2015-GC28, 0.96% (WAC) due 02/10/48◊,11	14,333,582	54,620
Wells Fargo Commercial Mortgage Trust
2017-C38, 0.93% (WAC) due 07/15/50◊,11	63,236,640	1,434,504
2016-BNK1, 1.71% (WAC) due 08/15/49◊,11	34,005,464	973,553
2017-RB1, 1.19% (WAC) due 03/15/50◊,11	32,613,018	895,550
2017-C42, 0.86% (WAC) due 12/15/50◊,11	33,614,727	875,502
2016-C35, 1.88% (WAC) due 07/15/48◊,11	21,457,647	675,783
2017-RC1, 1.38% (WAC) due 01/15/60◊,11	16,205,973	531,271
2015-NXS4, 1.01% (WAC) due 12/15/48◊,11	36,540,923	450,396
2016-NXS5, 1.40% (WAC) due 01/15/59◊,11	19,876,173	397,150
2015-P2, 0.92% (WAC) due 12/15/48◊,11	21,592,131	262,148
2015-C30, 0.87% (WAC) due 09/15/58◊,11	27,779,176	244,798

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
2016-C37, 0.78% (WAC) due 12/15/49◊,11	10,305,714	$160,531
2015-NXS1, 1.06% (WAC) due 05/15/48◊,11	7,337,271	39,154
DBGS Mortgage Trust
2018-C1, 4.65% (WAC) due 10/15/51◊	7,588,000	6,890,772
JPMDB Commercial Mortgage Securities Trust
2017-C7, 0.83% (WAC) due 10/15/50◊,11	123,357,904	2,677,286
2016-C4, 3.64% (WAC) due 12/15/49◊	2,650,000	2,307,389
2016-C4, 0.70% (WAC) due 12/15/49◊,11	72,312,893	1,061,163
2016-C2, 1.48% (WAC) due 06/15/49◊,11	22,869,964	512,399
2017-C5, 0.87% (WAC) due 03/15/50◊,11	7,286,548	133,182
COMM Mortgage Trust
2018-COR3, 0.43% (WAC) due 05/10/51◊,11	195,010,606	2,996,143
2015-CR26, 0.89% (WAC) due 10/10/48◊,11	74,402,900	652,365
2015-CR27, 0.90% (WAC) due 10/10/48◊,11	24,719,238	246,883
2015-CR24, 0.69% (WAC) due 08/10/48◊,11	38,123,265	245,369
2015-CR23, 0.84% (WAC) due 05/10/48◊,11	34,540,284	222,236
BANK
2020-BN25, 0.44% (WAC) due 01/15/63◊,11	140,000,000	3,086,384
2017-BNK6, 0.77% (WAC) due 07/15/60◊,11	37,919,783	714,727
2017-BNK4, 1.34% (WAC) due 05/15/50◊,11	10,558,893	333,362
CSAIL Commercial Mortgage Trust
2019-C15, 0.99% (WAC) due 03/15/52◊,11	85,989,532	3,287,689
2016-C6, 1.86% (WAC) due 01/15/49◊,11	4,749,664	127,917
2015-C1, 0.80% (WAC) due 04/15/50◊,11	48,400,794	127,299
UBS Commercial Mortgage Trust
2017-C2, 1.07% (WAC) due 08/15/50◊,11	38,075,312	1,062,214
2017-C5, 1.07% (WAC) due 11/15/50◊,11	41,494,828	1,040,001
CD Mortgage Trust
2017-CD6, 0.87% (WAC) due 11/13/50◊,11	40,117,803	854,028
2016-CD1, 1.37% (WAC) due 08/10/49◊,11	28,721,082	616,392
2016-CD2, 0.56% (WAC) due 11/10/49◊,11	29,393,717	296,541
BBCMS Mortgage Trust
2018-C2, 0.75% (WAC) due 12/15/51◊,11	56,839,098	1,576,620

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
CD Commercial Mortgage Trust
2017-CD4, 1.22% (WAC) due 05/10/50◊,11	25,180,472	$711,044
2017-CD3, 0.95% (WAC) due 02/10/50◊,11	31,154,343	626,872
CGMS Commercial Mortgage Trust
2017-B1, 0.73% (WAC) due 08/15/50◊,11	58,219,897	1,171,751
JPMCC Commercial Mortgage Securities Trust
2017-JP6, 1.02% (WAC) due 07/15/50◊,11	47,066,092	1,053,603
Morgan Stanley Bank of America Merrill Lynch Trust
2015-C27, 0.85% (WAC) due 12/15/47◊,11	60,678,635	486,388
2014-C18, 4.00% due 08/15/31	525,365	395,415
CFCRE Commercial Mortgage Trust
2016-C3, 0.98% (WAC) due 01/10/48◊,11	42,487,628	561,712
Bank of America Merrill Lynch Commercial Mortgage Trust
2017-BNK3, 1.01% (WAC) due 02/15/50◊,11	20,922,419	473,805
2016-UB10, 1.73% (WAC) due 07/15/49◊,11	1,533,378	37,880
DBJPM Mortgage Trust
2017-C6, 0.91% (WAC) due 06/10/50◊,11	20,015,232	415,640
JPMBB Commercial Mortgage Securities Trust
2015-C27, 1.14% (WAC) due 02/15/48◊,11	63,532,096	323,956
Morgan Stanley Capital I Trust
2016-UBS9, 4.59% (WAC) due 03/15/49◊	275,000	253,462
SG Commercial Mortgage Securities Trust
2016-C5, 1.86% (WAC) due 10/10/48◊,11	4,851,070	136,923
Total Commercial Mortgage-Backed Securities		301,068,160

Military Housing - 0.8%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 5.00% (WAC) due 11/25/55◊,†††,3	68,661,981	60,401,285
2015-R1, 4.44% (WAC) due 11/25/52◊,†††,3	8,785,489	7,962,854
2015-R1, 4.31% (WAC) due 10/25/52◊,†††,3	2,538,365	2,170,513
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 5.00% (WAC) due 11/25/55◊,3	41,664,865	33,081,595
2015-R1, 0.70% (WAC) due 11/25/55◊,3,11	165,786,983	10,491,730

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
2015-R1, 4.44% (WAC) due 11/25/52◊,3	11,926,763	$9,830,028
2015-R1, 4.31% (WAC) due 10/25/52◊,3	10,614,981	7,947,803
Capmark Military Housing Trust
2006-RILY, 6.15% due 07/10/51†††,3	12,450,917	11,247,914
2007-AETC, 5.75% due 02/10/52†††,3	7,080,383	6,236,059
2006-RILY, 5.81% (1 Month Term SOFR + 0.37%, Rate Floor: 0.37%) due 07/10/51◊,†††,3	6,703,434	4,424,229
2007-ROBS, 6.06% due 10/10/52†††,3	4,484,275	4,042,496
2007-AET2, 6.06% due 10/10/52†††,3	2,945,901	2,845,951
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52†††,3	21,282,139	20,658,226
2005-DRUM, 5.47% due 05/10/50†††,3	4,307,329	3,836,637
2005-BLIS, 5.25% due 07/10/50†††,3	2,500,000	2,066,280
Total Military Housing		187,243,600

Total Collateralized Mortgage Obligations
(Cost $5,549,371,220)		5,221,618,306

ASSET-BACKED SECURITIES†† - 21.4%
Collateralized Loan Obligations - 13.1%
LCCM Trust
2021-FL3 A, 6.89% (1 Month Term SOFR + 1.56%, Rate Floor: 1.56%) due 11/15/38◊,3	97,429,966	96,063,316
2021-FL3 AS, 7.24% (1 Month Term SOFR + 1.91%, Rate Floor: 1.91%) due 11/15/38◊,3	37,152,000	35,734,948
2021-FL3 B, 7.64% (1 Month Term SOFR + 2.31%, Rate Floor: 2.31%) due 11/15/38◊,3	21,450,000	20,661,071
2021-FL2 B, 7.34% (1 Month Term SOFR + 2.01%, Rate Floor: 2.01%) due 12/13/38◊,3	400,000	382,115
Palmer Square Loan Funding Ltd.
2022-1A A2, 6.92% (3 Month Term SOFR + 1.60%, Rate Floor: 1.60%) due 04/15/30◊,3	23,000,000	22,974,647
2021-3A B, 7.33% (3 Month Term SOFR + 2.01%, Rate Floor: 2.01%) due 07/20/29◊,3	22,500,000	22,524,172
2023-2A A2, 7.65% (3 Month Term SOFR + 2.30%, Rate Floor: 2.30%) due 01/25/32◊,3	19,500,000	19,500,739
2024-3A BR, 7.32% (3 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 04/15/31◊,3	16,050,000	16,033,773
2023-1A B, 8.12% (3 Month Term SOFR + 2.80%, Rate Floor: 2.80%) due 07/20/31◊,3	15,250,000	15,260,673

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
2023-2A B, 8.05% (3 Month Term SOFR + 2.70%, Rate Floor: 2.70%) due 01/25/32◊,3	11,750,000	$11,742,984
2021-2A B, 6.98% (3 Month Term SOFR + 1.66%, Rate Floor: 1.66%) due 05/20/29◊,3	10,500,000	10,499,805
2021-1A B, 7.38% (3 Month Term SOFR + 2.06%, Rate Floor: 2.06%) due 04/20/29◊,3	7,100,000	7,105,537
2023-4A B, 8.07% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 07/24/31◊,3	7,050,000	7,056,490
2021-2A C, 7.98% (3 Month Term SOFR + 2.66%, Rate Floor: 2.66%) due 05/20/29◊,3	7,000,000	6,935,940
BXMT Ltd.
2020-FL2 A, 6.34% (1 Month Term SOFR + 1.01%, Rate Floor: 1.01%) due 02/15/38◊,3	38,620,164	37,075,357
2020-FL3 AS, 7.19% (1 Month Term SOFR + 1.86%, Rate Floor: 1.86%) due 11/15/37◊,3	23,550,000	22,206,423
2020-FL2 B, 6.84% (1 Month Term SOFR + 1.51%, Rate Floor: 1.51%) due 02/15/38◊,3	16,000,000	14,587,490
2020-FL3 C, 7.99% (1 Month Term SOFR + 2.66%, Rate Floor: 2.66%) due 11/15/37◊,3	16,327,000	14,166,014
2020-FL3 B, 7.59% (1 Month Term SOFR + 2.26%, Rate Floor: 2.26%) due 11/15/37◊,3	10,600,000	9,766,910
2020-FL2 AS, 6.59% (1 Month Term SOFR + 1.26%, Rate Floor: 1.26%) due 02/15/38◊,3	6,008,500	5,664,966
2020-FL2 C, 7.09% (1 Month Term SOFR + 1.76%, Rate Floor: 1.76%) due 02/15/38◊,3	5,360,000	4,718,537
Cerberus Loan Funding XXXII, LP
2021-2A A, 7.20% (3 Month Term SOFR + 1.88%, Rate Floor: 1.88%) due 04/22/33◊,3	65,000,000	64,772,637
2021-2A C, 8.43% (3 Month Term SOFR + 3.11%, Rate Floor: 3.11%) due 04/22/33◊,3	20,925,000	20,614,517
2021-2A B, 7.48% (3 Month Term SOFR + 2.16%, Rate Floor: 2.16%) due 04/22/33◊,3	19,200,000	19,086,117
Golub Capital Partners CLO 33M Ltd.
2021-33A AR2, 7.45% (3 Month Term SOFR + 2.12%, Rate Floor: 1.86%) due 08/25/33◊,3	105,004,127	104,380,150

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
Woodmont Trust
2020-7A A1A, 7.48% (3 Month Term SOFR + 2.16%, Rate Floor: 1.90%) due 01/15/32◊,3	83,000,000	$83,297,746
2020-7A B, 8.18% (3 Month Term SOFR + 2.86%, Rate Floor: 2.60%) due 01/15/32◊,3	13,500,000	13,626,239
2020-7A A2, 7.83% (3 Month Term SOFR + 2.51%, Rate Floor: 2.25%) due 01/15/32◊,3	7,000,000	7,075,860
HERA Commercial Mortgage Ltd.
2021-FL1 B, 7.03% (1 Month Term SOFR + 1.71%, Rate Floor: 1.60%) due 02/18/38◊,3	49,562,000	47,741,419
2021-FL1 AS, 6.73% (1 Month Term SOFR + 1.41%, Rate Floor: 1.30%) due 02/18/38◊,3	28,000,000	27,071,912
2021-FL1 C, 7.38% (1 Month Term SOFR + 2.06%, Rate Floor: 1.95%) due 02/18/38◊,3	19,200,000	18,203,672
2021-FL1 A, 6.48% (1 Month Term SOFR + 1.16%, Rate Floor: 1.05%) due 02/18/38◊,3	7,422,099	7,205,691
LoanCore Issuer Ltd.
2021-CRE6 B, 7.34% (1 Month Term SOFR + 2.01%, Rate Floor: 1.90%) due 11/15/38◊,3	44,000,000	42,305,239
2021-CRE6 C, 7.74% (1 Month Term SOFR + 2.41%, Rate Floor: 2.30%) due 11/15/38◊,3	22,825,000	21,952,558
2021-CRE5 D, 8.44% (1 Month Term SOFR + 3.11%, Rate Floor: 3.11%) due 07/15/36◊,3	14,350,000	13,501,492
2021-CRE5 A, 6.74% (1 Month Term SOFR + 1.41%, Rate Floor: 1.41%) due 07/15/36◊,3	10,644,219	10,591,408
GoldenTree Loan Management US CLO 1 Ltd.
2024-9A BR, due 04/20/37◊,3	47,450,000	47,450,000
2021-9A B, 7.08% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 01/20/33◊,3	35,900,000	35,900,000
2021-9A C, 7.38% (3 Month Term SOFR + 2.06%, Rate Floor: 1.80%) due 01/20/33◊,3	4,900,000	4,854,737
Cerberus Loan Funding XLV LLC
2024-1A A, 7.29% (3 Month Term SOFR + 1.90%, Rate Floor: 1.90%) due 04/15/36◊,3	75,250,000	75,262,394
2024-1A B, 7.72% (3 Month Term SOFR + 2.40%, Rate Floor: 2.40%) due 04/15/36◊,3	12,000,000	11,999,963

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
ABPCI Direct Lending Fund CLO II LLC
2021-1A A1R, 7.18% (3 Month Term SOFR + 1.86%, Rate Floor: 1.60%) due 04/20/32◊,3	84,258,254	$84,356,019
Cerberus Loan Funding XLIV LLC
2024-5A A, 7.45% (3 Month Term SOFR + 2.35%, Rate Floor: 2.35%) due 01/15/36◊,3	50,000,000	50,520,240
2024-5A B, 8.30% (3 Month Term SOFR + 3.20%, Rate Floor: 3.20%) due 01/15/36◊,3	24,950,000	24,963,747
Cerberus Loan Funding XLII LLC
2023-3A A1, 7.79% (3 Month Term SOFR + 2.48%, Rate Floor: 2.48%) due 09/13/35◊,3	54,450,000	54,977,621
2023-3A B, 8.66% (3 Month Term SOFR + 3.35%, Rate Floor: 3.35%) due 09/13/35◊,3	15,700,000	15,700,096
Owl Rock CLO XVI
2024-16A A, 7.32% (3 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 04/20/36◊,3	57,300,000	57,619,539
2024-16A B, 7.82% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 04/20/36◊,3	9,550,000	9,646,141
THL Credit Lake Shore MM CLO I Ltd.
2021-1A A1R, 7.28% (3 Month Term SOFR + 1.96%, Rate Floor: 1.70%) due 04/15/33◊,3	33,500,000	33,491,059
2021-1A BR, 7.58% (3 Month Term SOFR + 2.26%, Rate Floor: 2.00%) due 04/15/33◊,3	30,400,000	30,215,797
ABPCI Direct Lending Fund CLO I LLC
2021-1A A1A2, 7.28% (3 Month Term SOFR + 1.96%, Rate Floor: 1.96%) due 07/20/33◊,3	59,500,000	59,506,432
2021-1A B12, 7.58% (3 Month Term SOFR + 2.26%, Rate Floor: 2.26%) due 07/20/33◊,3	2,500,000	2,503,148
Cerberus Loan Funding XL LLC
2023-1A A, 7.71% (3 Month Term SOFR + 2.40%, Rate Floor: 2.40%) due 03/22/35◊,3	55,500,000	56,065,234
2023-1A B, 8.91% (3 Month Term SOFR + 3.60%, Rate Floor: 3.60%) due 03/22/35◊,3	4,600,000	4,600,019
Golub Capital Partners CLO 36M Ltd.
2018-36A A, 6.83% (3 Month Term SOFR + 1.56%, Rate Floor: 0.00%) due 02/05/31◊,3	59,962,156	59,898,788

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
FS Rialto
2021-FL3 C, 7.49% (1 Month Term SOFR + 2.16%, Rate Floor: 2.16%) due 11/16/36◊,3	31,150,000	$29,627,759
2021-FL2 C, 7.49% (1 Month Term SOFR + 2.16%, Rate Floor: 2.16%) due 05/16/38◊,3	15,665,000	14,886,348
2021-FL3 B, 7.24% (1 Month Term SOFR + 1.91%, Rate Floor: 1.91%) due 11/16/36◊,3	8,420,000	8,309,738
2021-FL2 A, 6.66% (1 Month Term SOFR + 1.33%, Rate Floor: 1.33%) due 05/16/38◊,3	6,260,761	6,192,984
ABPCI Direct Lending Fund IX LLC
2021-9A A1R, 6.98% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 11/18/31◊,3	32,167,210	32,149,271
2021-9A A2R, 7.38% (3 Month Term SOFR + 2.06%, Rate Floor: 1.80%) due 11/18/31◊,3	26,000,000	25,948,780
Owl Rock CLO IV Ltd.
2021-4A A1R, 7.18% (3 Month Term SOFR + 1.86%, Rate Floor: 1.60%) due 08/20/33◊,3	40,750,000	40,737,225
2021-4A A2R, 7.48% (3 Month Term SOFR + 2.16%, Rate Floor: 1.90%) due 08/20/33◊,3	16,750,000	16,633,038
Cerberus Loan Funding XXXIII, LP
2021-3A A, 7.14% (3 Month Term SOFR + 1.82%, Rate Floor: 1.56%) due 07/23/33◊,3	47,750,000	47,853,073
2021-3A B, 7.43% (3 Month Term SOFR + 2.11%, Rate Floor: 1.85%) due 07/23/33◊,3	9,500,000	9,497,388
Fortress Credit Opportunities IX CLO Ltd.
2021-9A A2TR, 7.38% (3 Month Term SOFR + 2.06%, Rate Floor: 1.80%) due 10/15/33◊,3	46,200,000	46,675,481
2021-9A BR, 7.53% (3 Month Term SOFR + 2.21%, Rate Floor: 1.95%) due 10/15/33◊,3	6,700,000	6,701,637
2021-9A A1TR, 7.13% (3 Month Term SOFR + 1.81%, Rate Floor: 1.55%) due 10/15/33◊,3	3,450,000	3,458,954
Owl Rock CLO III Ltd.
2024-3A AR, due 04/20/36◊,3	54,750,000	54,750,000
Cerberus Loan Funding XXXV, LP
2021-5A A, 7.08% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 09/22/33◊,3	41,500,000	41,610,058
2021-5A B, 7.43% (3 Month Term SOFR + 2.11%, Rate Floor: 1.85%) due 09/22/33◊,3	8,000,000	8,002,266

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
Cerberus Loan Funding XXXI, LP
2021-1A A, 7.08% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 04/15/32◊,3	35,462,879	$35,500,495
2021-1A C, 8.18% (3 Month Term SOFR + 2.86%, Rate Floor: 2.60%) due 04/15/32◊,3	12,000,000	11,916,157
ACRES Commercial Realty Ltd.
2021-FL1 C, 7.44% (1 Month Term SOFR + 2.11%, Rate Floor: 2.11%) due 06/15/36◊,3	13,092,000	12,479,296
2021-FL1 D, 8.09% (1 Month Term SOFR + 2.76%, Rate Floor: 2.76%) due 06/15/36◊,3	11,750,000	10,354,311
2021-FL2 B, 7.69% (1 Month Term SOFR + 2.36%, Rate Floor: 2.36%) due 01/15/37◊,3	10,100,000	9,844,901
2021-FL1 AS, 7.04% (1 Month Term SOFR + 1.71%, Rate Floor: 1.71%) due 06/15/36◊,3	6,425,000	6,318,323
2021-FL2 AS, 7.19% (1 Month Term SOFR + 1.86%, Rate Floor: 1.86%) due 01/15/37◊,3	3,500,000	3,458,139
Golub Capital Partners CLO 54M LP
2021-54A B, 7.38% (3 Month Term SOFR + 2.11%, Rate Floor: 1.85%) due 08/05/33◊,3	21,000,000	20,958,827
2021-54A A, 7.06% (3 Month Term SOFR + 1.79%, Rate Floor: 1.53%) due 08/05/33◊,3	16,700,000	16,731,152
LCM XXIV Ltd.
2021-24A BR, 6.98% (3 Month Term SOFR + 1.66%, Rate Floor: 0.00%) due 03/20/30◊,3	24,200,000	24,192,987
2021-24A CR, 7.48% (3 Month Term SOFR + 2.16%, Rate Floor: 0.00%) due 03/20/30◊,3	13,050,000	12,962,108
Golub Capital Partners CLO 16 Ltd.
2021-16A A1R2, 7.20% (3 Month Term SOFR + 1.87%, Rate Floor: 1.61%) due 07/25/33◊,3	26,750,000	26,891,205
2021-16A A2R2, 7.39% (3 Month Term SOFR + 2.06%, Rate Floor: 1.80%) due 07/25/33◊,3	9,750,000	9,779,784

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
CHCP Ltd.
2021-FL1 AS, 6.74% (1 Month Term SOFR + 1.41%, Rate Floor: 1.30%) due 02/15/38◊,3	22,250,000	$22,043,353
2021-FL1 B, 7.09% (1 Month Term SOFR + 1.76%, Rate Floor: 1.65%) due 02/15/38◊,3	6,600,000	6,506,743
2021-FL1 A, 6.49% (1 Month Term SOFR + 1.16%, Rate Floor: 1.05%) due 02/15/38◊,3	4,825,824	4,812,367
2021-FL1 C, 7.54% (1 Month Term SOFR + 2.21%, Rate Floor: 2.10%) due 02/15/38◊,3	2,950,000	2,888,503
Golub Capital Partners CLO 49M Ltd.
2021-49A BR, 7.48% (3 Month Term SOFR + 2.16%, Rate Floor: 2.16%) due 08/26/33◊,3	21,695,000	21,695,961
2021-49A CR, 8.18% (3 Month Term SOFR + 2.86%, Rate Floor: 2.86%) due 08/26/33◊,3	12,600,000	12,467,852
Fortress Credit Opportunities XI CLO Ltd.
2018-11A A1T, 6.88% (3 Month Term SOFR + 1.56%, Rate Floor: 0.00%) due 04/15/31◊,3	31,983,993	31,894,844
2018-11A C, 8.08% (3 Month Term SOFR + 2.76%, Rate Floor: 0.00%) due 04/15/31◊,3	2,300,000	2,251,928
Madison Park Funding XLVIII Ltd.
2021-48A B, 7.02% (3 Month Term SOFR + 1.71%, Rate Floor: 1.71%) due 04/19/33◊,3	27,500,000	27,456,602
2021-48A C, 7.57% (3 Month Term SOFR + 2.26%, Rate Floor: 2.26%) due 04/19/33◊,3	6,650,000	6,653,122
KREF Ltd.
2021-FL2 AS, 6.74% (1 Month Term SOFR + 1.41%, Rate Floor: 1.30%) due 02/15/39◊,3	19,300,000	18,564,004
2021-FL2 C, 7.44% (1 Month Term SOFR + 2.11%, Rate Floor: 2.00%) due 02/15/39◊,3	16,600,000	15,447,040
Palmer Square CLO Ltd.
2023-4A C, 8.01% (3 Month Term SOFR + 2.60%, Rate Floor: 2.60%) due 10/20/33◊,3	16,250,000	16,289,369
2023-4A B, 7.56% (3 Month Term SOFR + 2.15%, Rate Floor: 2.15%) due 10/20/33◊,3	14,200,000	14,268,749

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
BCC Middle Market CLO LLC
2021-1A A1R, 7.08% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 10/15/33◊,3	30,450,000	$30,453,742
Owl Rock CLO II Ltd.
2021-2A ALR, 7.13% (3 Month Term SOFR + 1.81%, Rate Floor: 1.55%) due 04/20/33◊,3	30,350,000	30,379,446
Neuberger Berman Loan Advisers CLO 40 Ltd.
2021-40A B, 6.98% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 04/16/33◊,3	26,700,000	26,607,428
2021-40A C, 7.33% (3 Month Term SOFR + 2.01%, Rate Floor: 1.75%) due 04/16/33◊,3	2,500,000	2,474,997
STWD Ltd.
2019-FL1 B, 7.04% (1 Month Term SOFR + 1.71%, Rate Floor: 1.71%) due 07/15/38◊,3	11,210,000	10,982,839
2019-FL1 C, 7.39% (1 Month Term SOFR + 2.06%, Rate Floor: 2.06%) due 07/15/38◊,3	8,800,000	8,342,567
2021-FL2 A, 6.64% (1 Month Term SOFR + 1.31%, Rate Floor: 1.20%) due 04/18/38◊,3	4,442,265	4,343,133
2021-FL2 C, 7.54% (1 Month Term SOFR + 2.21%, Rate Floor: 2.10%) due 04/18/38◊,3	2,820,000	2,519,218
2019-FL1 AS, 6.84% (1 Month Term SOFR + 1.51%, Rate Floor: 1.51%) due 07/15/38◊,3	2,200,000	2,178,651
MidOcean Credit CLO VII
2020-7A BR, 7.18% (3 Month Term SOFR + 1.86%, Rate Floor: 0.00%) due 07/15/29◊,3	27,500,000	27,415,798
Fontainbleau Vegas
10.97% (1 Month Term SOFR + 5.65%, Rate Floor: 5.65%) due 01/31/26◊,†††	26,250,000	26,250,000
BDS Ltd.
2021-FL9 C, 7.34% (1 Month Term SOFR + 2.01%, Rate Floor: 1.90%) due 11/16/38◊,3	19,500,000	18,755,266
2021-FL9 D, 7.69% (1 Month Term SOFR + 2.36%, Rate Floor: 2.25%) due 11/16/38◊,3	4,400,000	4,156,635
2020-FL5 B, 7.24% (1 Month Term SOFR + 1.91%, Rate Floor: 1.80%) due 02/16/37◊,3	2,828,717	2,800,757

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
Madison Park Funding LIII Ltd.
2022-53A B, 7.07% (3 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 04/21/35◊,3	24,000,000	$23,898,823
BSPDF Issuer Ltd.
2021-FL1 C, 7.69% (1 Month Term SOFR + 2.36%, Rate Floor: 2.25%) due 10/15/36◊,3	15,300,000	14,033,386
2021-FL1 B, 7.24% (1 Month Term SOFR + 1.91%, Rate Floor: 1.80%) due 10/15/36◊,3	6,500,000	6,079,421
2021-FL1 D, 8.19% (1 Month Term SOFR + 2.86%, Rate Floor: 2.75%) due 10/15/36◊,3	3,500,000	3,209,003
Magnetite XXIX Ltd.
2021-29A B, 6.98% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 01/15/34◊,3	15,100,000	15,072,757
2021-29A C, 7.23% (3 Month Term SOFR + 1.91%, Rate Floor: 1.65%) due 01/15/34◊,3	7,700,000	7,710,490
Venture XIV CLO Ltd.
2020-14A CRR, 7.85% (3 Month Term SOFR + 2.51%, Rate Floor: 2.25%) due 08/28/29◊,3	22,725,000	22,703,913
KREF Funding V LLC
7.18% (1 Month Term SOFR + 1.86%, Rate Floor: 1.86%) due 06/25/26◊,†††	22,081,647	21,940,881
0.15% due 06/25/26†††,11	313,636,364	263,455
Madison Park Funding LVIII Ltd.
2024-58A B, due 04/25/37◊,3	19,950,000	19,950,000
Golub Capital Partners CLO 17 Ltd.
2017-17A A1R, 7.24% (3 Month Term SOFR + 1.91%, Rate Floor: 0.00%) due 10/25/30◊,3	19,377,818	19,555,109
Recette CLO Ltd.
2021-1A BRR, 6.98% (3 Month Term SOFR + 1.66%, Rate Floor: 0.00%) due 04/20/34◊,3	9,800,000	9,710,092
2021-1A CRR, 7.33% (3 Month Term SOFR + 2.01%, Rate Floor: 0.00%) due 04/20/34◊,3	9,200,000	9,081,130
Anchorage Capital CLO 6 Ltd.
2021-6A CRR, 7.78% (3 Month Term SOFR + 2.46%, Rate Floor: 2.20%) due 07/15/30◊,3	18,585,000	18,604,405
Neuberger Berman Loan Advisers CLO 32 Ltd.
2021-32A BR, 6.97% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 01/20/32◊,3	14,100,000	14,051,196

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
2021-32A CR, 7.27% (3 Month Term SOFR + 1.96%, Rate Floor: 1.70%) due 01/20/32◊,3	4,200,000	$4,174,173
BSPRT Issuer Ltd.
2021-FL7 C, 7.74% (1 Month Term SOFR + 2.41%, Rate Floor: 2.41%) due 12/15/38◊,3	7,250,000	6,975,991
2021-FL6 C, 7.49% (1 Month Term SOFR + 2.16%, Rate Floor: 2.05%) due 03/15/36◊,3	5,550,000	5,184,286
2021-FL7 B, 7.49% (1 Month Term SOFR + 2.16%, Rate Floor: 2.16%) due 12/15/38◊,3	4,875,000	4,750,997
Cerberus Loan Funding XXXVIII, LP
2022-2A A1, 8.06% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 10/15/34◊,3	16,570,000	16,742,169
Owl Rock CLO I LLC
2024-1A ANR, 7.74% (3 Month Term SOFR + 2.40%, Rate Floor: 2.40%) due 02/20/36◊,3	14,400,000	14,547,531
2024-1A BR, 8.59% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 02/20/36◊,3	1,100,000	1,116,873
Dryden 36 Senior Loan Fund
2020-36A CR3, 7.63% (3 Month Term SOFR + 2.31%, Rate Floor: 2.05%) due 04/15/29◊,3	15,200,000	15,218,444
Owl Rock CLO XIII LLC
2023-13A B, 8.68% (3 Month Term SOFR + 3.35%, Rate Floor: 3.35%) due 09/20/35◊,3	14,750,000	14,976,638
NewStar Fairfield Fund CLO Ltd.
2018-2A A1N, 6.85% (3 Month Term SOFR + 1.53%, Rate Floor: 1.27%) due 04/20/30◊,3	13,474,420	13,496,951
Octagon Investment Partners 49 Ltd.
2024-5A BR, 7.24% (3 Month Term SOFR + 1.95%, Rate Floor: 1.95%) due 04/15/37◊,3	12,800,000	12,813,085
Greystone Commercial Real Estate Notes
2021-FL3 C, 7.44% (1 Month Term SOFR + 2.11%, Rate Floor: 2.00%) due 07/15/39◊,3	12,000,000	11,351,952
Golub Capital Partners CLO 46 Ltd.
2019-46A , due 04/20/37[17]	10,300,000	10,300,000
Neuberger Berman CLO XVI-S Ltd.
2021-16SA BR, 6.98% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 04/15/34◊,3	10,200,000	10,152,761

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
HPS Loan Management Ltd.
2018-2016 BR, 7.18% (3 Month Term SOFR + 1.86%, Rate Floor: 1.60%) due 07/20/30◊,3	9,500,000	$9,497,521
Lake Shore MM CLO III LLC
2021-2A A1R, 7.06% (3 Month Term SOFR + 1.74%, Rate Floor: 1.48%) due 10/17/31◊,3	9,117,132	9,043,042
Neuberger Berman Loan Advisers CLO 47 Ltd.
2022-47A B, 7.12% (3 Month Term SOFR + 1.80%, Rate Floor: 1.80%) due 04/14/35◊,3	9,000,000	9,015,246
Boyce Park CLO Ltd.
2022-1A B1, 7.07% (3 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 04/21/35◊,3	8,800,000	8,756,892
Dryden 37 Senior Loan Fund
2015-37A Q, due 01/15/31[3,13]	10,000,000	7,083,134
Golub Capital Partners CLO 25M Ltd.
2018-25A AR, 6.91% (3 Month Term SOFR + 1.64%, Rate Floor: 1.38%) due 05/05/30◊,3	6,963,788	6,968,969
ACRE Commercial Mortgage Ltd.
2021-FL4 B, 6.84% (1 Month Term SOFR + 1.51%, Rate Floor: 1.40%) due 12/18/37◊,3	3,100,000	3,074,054
2021-FL4 C, 7.19% (1 Month Term SOFR + 1.86%, Rate Floor: 1.75%) due 12/18/37◊,3	3,100,000	2,969,446
HGI CRE CLO Ltd.
2021-FL2 B, 6.94% (1 Month Term SOFR + 1.61%, Rate Floor: 1.61%) due 09/17/36◊,3	5,000,000	4,812,872
2021-FL2 C, 7.24% (1 Month Term SOFR + 1.91%, Rate Floor: 1.91%) due 09/17/36◊,3	1,000,000	953,661
VOYA CLO
2021-2A BR, 7.73% (3 Month Term SOFR + 2.41%, Rate Floor: 2.15%) due 06/07/30◊,3	4,950,000	4,950,161
Northwoods Capital XII-B Ltd.
2018-12BA B, 7.44% (3 Month Term SOFR + 2.11%, Rate Floor: 1.85%) due 06/15/31◊,3	4,000,000	4,006,666
Shackleton CLO Ltd.
2021-16A B, 7.33% (3 Month Term SOFR + 2.01%, Rate Floor: 1.75%) due 10/20/34◊,3	3,900,000	3,911,294

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
BRSP Ltd.
2021-FL1 D, 8.14% (1 Month Term SOFR + 2.81%, Rate Floor: 2.70%) due 08/19/38◊,3	4,200,000	$3,789,634
MF1 Multifamily Housing Mortgage Loan Trust
2021-FL6 D, 7.99% (1 Month Term SOFR + 2.66%, Rate Floor: 2.55%) due 07/16/36◊,3	3,800,000	3,644,099
Dryden XXVI Senior Loan Fund
2018-26A CR, 7.43% (3 Month Term SOFR + 2.11%, Rate Floor: 0.00%) due 04/15/29◊,3	3,500,000	3,493,006
Carlyle Global Market Strategies CLO Ltd.
2012-3A SUB, due 01/14/32[3,13]	8,920,000	2,740,224
Wellfleet CLO Ltd.
2018-2A A2R, 7.16% (3 Month Term SOFR + 1.84%, Rate Floor: 1.58%) due 10/20/28◊,3	2,500,000	2,500,002
Allegro CLO VII Ltd.
2018-1A C, 7.48% (3 Month Term SOFR + 2.16%, Rate Floor: 1.90%) due 06/13/31◊,3	2,500,000	2,480,262
Sound Point CLO XXXI Ltd.
2021-3A B, 7.24% (3 Month Term SOFR + 1.91%, Rate Floor: 1.65%) due 10/25/34◊,3	2,200,000	2,186,842
Cerberus Loan Funding XXXVI, LP
2021-6A A, 6.98% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 11/22/33◊,3	984,613	985,705
Voya CLO Ltd.
2013-1A INC, due 10/15/30[3,13]	10,575,071	405,871
Great Lakes CLO Ltd.
2014-1A SUB, due 10/15/29[3,13]	461,538	179,827
Venture XIII CLO Ltd.
2013-13A SUB, due 09/10/29[3,13]	3,700,000	111,081
Babson CLO Ltd.
2014-IA SUB, due 07/20/25[3,13]	1,266,687	37,532
Treman Park CLO Ltd.
2015-1A SUB, due 10/20/28[3,13]	6,859,005	23,869
Atlas Senior Loan Fund IX Ltd.
2018-9A SUB, due 04/20/28[3,13]	1,200,000	22,333
Copper River CLO Ltd.
2007-1A INC, due 01/20/21[7,13]	1,500,000	150
Total Collateralized Loan Obligations		3,062,251,444

Financial - 2.2%
Project Onyx I
8.48% (3 Month Term SOFR + 3.15%, Rate Floor: 3.15%) due 01/26/27◊,†††	75,022,206	75,008,177
KKR Core Holding Company LLC
4.00% due 08/12/31†††	80,664,650	71,700,771

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~		Value
Strategic Partners Fund VIII, LP
7.93% (1 Month Term SOFR + 2.60%, Rate Floor: 2.60%) due 03/10/26◊,†††		63,715,956	$63,360,302
HV Eight LLC
7.48% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 12/31/27◊,†††	EUR	55,583,426	60,203,184
LVNV Funding LLC
7.80% due 11/05/28†††		39,400,000	40,423,220
Thunderbird A
5.50% due 03/01/37†††		37,505,000	34,588,259
Lightning A
5.50% due 03/01/37†††		37,505,000	34,588,259
HarbourVest Structured Solutions IV Holdings, LP
8.11% (3 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 09/15/26◊,†††		17,837,421	17,834,511
6.05% (3 Month EURIBOR + 2.45%, Rate Floor: 2.45%) due 09/15/26◊,†††	EUR	11,100,000	11,977,977
Madison Avenue Secured Funding Trust
2023-2, 7.17% (1 Month Term SOFR + 1.85%, Rate Floor: 1.85%) due 10/15/24◊,†††,3		25,350,000	25,350,000
Ceamer Finance LLC
3.69% due 03/24/31†††		19,291,311	18,148,677
6.92% due 11/15/37†††		7,249,765	7,054,609
Project Onyx II
8.48% (3 Month Term SOFR + 3.15%, Rate Floor: 3.15%) due 01/26/27◊,†††		20,926,560	20,923,449
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††		14,636,927	14,152,678
Station Place Securitization Trust
2023-SP1, 7.17% (1 Month Term SOFR + 1.85%, Rate Floor: 1.85%) due 10/15/24◊,†††,3		12,650,000	12,650,000
Nassau LLC
2019-1, 3.98% due 08/15/34[3]		10,280,434	9,826,652
Aesf Vi Verdi, LP
7.63% (3 Month Term SOFR + 2.30%, Rate Floor: 2.30%) due 11/25/24◊,†††		5,702,405	5,702,405
Oxford Finance Funding
2020-1A, 3.10% due 02/15/28[3]		4,544,682	4,414,639
Industrial DPR Funding Ltd.
2016-1A, 5.24% due 04/15/26[3]		1,447,580	1,424,464
Total Financial			529,332,233

Whole Business - 1.4%
Arbys Funding LLC
2020-1A, 3.24% due 07/30/50[3]		94,408,845	87,290,069
SERVPRO Master Issuer LLC
2021-1A, 2.39% due 04/25/51[3]		39,296,780	34,498,348

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
2022-1A, 3.13% due 01/25/52[3]	23,030,000	$20,522,604
2024-1A, 6.17% due 01/25/54[3]	16,620,000	16,801,163
2019-1A, 3.88% due 10/25/49[3]	4,649,620	4,409,812
Sonic Capital LLC
2021-1A, 2.64% due 08/20/51[3]	23,513,100	19,030,466
2020-1A, 3.85% due 01/20/50[3]	12,012,552	11,372,554
2021-1A, 2.19% due 08/20/51[3]	10,036,650	8,688,608
2020-1A, 4.34% due 01/20/50[3]	7,023,954	6,536,788
ServiceMaster Funding LLC
2020-1, 3.34% due 01/30/51[3]	27,853,139	23,789,458
2020-1, 2.84% due 01/30/51[3]	9,265,507	8,272,960
Wingstop Funding LLC
2020-1A, 2.84% due 12/05/50[3]	25,117,500	22,795,103
2022-1A, 3.73% due 03/05/52[3]	1,191,000	1,089,074
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/05/49[3]	22,918,500	22,045,656
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[3]	17,392,559	17,131,010
Wendy’s Funding LLC
2019-1A, 3.78% due 06/15/49[3]	12,142,736	11,647,288
Domino’s Pizza Master Issuer LLC
2017-1A, 4.12% due 07/25/47[3]	7,802,000	7,467,913
Total Whole Business		323,388,874

Transport-Aircraft - 1.3%
AASET Trust
2021-1A, 2.95% due 11/16/41[3]	55,585,671	50,393,969
2021-2A, 2.80% due 01/15/47[3]	32,986,050	28,878,297
2020-1A, 3.35% due 01/16/40[3]	13,547,980	12,103,831
2019-1, 3.84% due 05/15/39[3]	2,294,157	1,972,975
2019-2, 3.38% due 10/16/39[3]	1,452,413	1,310,923
Navigator Aircraft ABS Ltd.
2021-1, 2.77% due 11/15/46[3]	45,787,945	40,857,888
Castlelake Aircraft Structured Trust
2021-1A, 3.47% due 01/15/46[3]	31,311,094	29,443,513
Lunar Structured Aircraft Portfolio Notes
2021-1, 2.64% due 10/15/46[3]	32,950,472	29,223,774
Sprite Ltd.
2021-1, 3.75% due 11/15/46[3]	26,514,033	24,630,993
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[3]	23,642,559	21,515,438
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[3]	19,113,143	16,880,306
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[3]	18,718,896	16,100,845
WAVE LLC
2019-1, 3.60% due 09/15/44[3]	16,330,076	14,534,258

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[3]	11,267,570	$10,343,854
Falcon Aerospace Ltd.
2019-1, 3.60% due 09/15/39[3]	7,634,388	6,947,294
2017-1, 4.58% due 02/15/42[3]	2,260,703	2,135,978
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[3]	6,122,381	5,581,660
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[3]	5,334,948	4,921,554
Slam Ltd.
2021-1A, 2.43% due 06/15/46[3]	1,656,200	1,446,501
2021-1A, 3.42% due 06/15/46[3]	1,242,150	1,055,206
Total Transport-Aircraft		320,279,057

Net Lease - 0.8%
STORE Master Funding I-VII
2016-1A, 3.96% due 10/20/46[3]	27,239,135	25,637,915
2016-1A, 4.32% due 10/20/46[3]	10,781,174	10,090,580
CF Hippolyta Issuer LLC
2022-1A, 6.11% due 08/15/62[3]	20,275,457	19,678,012
2020-1, 2.28% due 07/15/60[3]	10,075,718	9,268,651
Capital Automotive REIT
2020-1A, 3.48% due 02/15/50[3]	21,935,483	20,076,528
2021-1A, 2.76% due 08/15/51[3]	6,560,125	4,846,321
CARS-DB4, LP
2020-1A, 3.81% due 02/15/50[3]	19,989,099	17,119,362
2020-1A, 3.25% due 02/15/50[3]	3,389,154	2,968,836
2020-1A, 2.69% due 02/15/50[3]	1,863,147	1,809,074
SVC ABS LLC
2023-1A, 5.15% due 02/20/53[3]	15,266,854	14,567,455
2023-1A, 5.55% due 02/20/53[3]	3,490,521	3,266,914
CMFT Net Lease Master Issuer LLC
2021-1, 2.91% due 07/20/51[3]	10,050,000	8,456,163
2021-1, 3.04% due 07/20/51[3]	5,050,000	3,928,987
2021-1, 2.51% due 07/20/51[3]	3,000,000	2,519,090
2021-1, 3.44% due 07/20/51[3]	3,215,000	2,505,043
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 2.26% due 11/20/50[3]	14,975,000	13,568,015
STORE Master Funding LLC
2021-1A, 2.96% due 06/20/51[3]	12,624,000	9,577,758
2021-1A, 3.70% due 06/20/51[3]	3,533,734	2,680,055
STORE Master Funding I LLC
2015-1A, 4.17% due 04/20/45[3]	9,930,161	9,544,904
New Economy Assets Phase 1 Sponsor LLC
2021-1, 2.41% due 10/20/61[3]	10,000,000	8,397,645
CARS-DB7, LP
2023-1A, 5.75% due 09/15/53[3]	4,459,000	4,430,697
CF Hippolyta LLC
2020-1, 2.60% due 07/15/60[3]	4,312,872	3,544,074
Total Net Lease		198,482,079

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value

Infrastructure - 0.8%
Stack Infrastructure Issuer LLC
2023-3A, 5.90% due 10/25/48[3]	31,313,000	$31,420,983
2024-1A, 5.90% due 03/25/49[3]	16,250,000	16,288,155
2020-1A, 1.89% due 08/25/45[3]	11,624,000	10,953,612
2023-1A, 5.90% due 03/25/48[3]	6,000,000	5,979,922
2023-2A, 5.90% due 07/25/48[3]	6,000,000	5,978,963
Hotwire Funding LLC
2023-1A, 8.84% due 05/20/53[3]	31,200,000	30,880,821
2021-1, 2.31% due 11/20/51[3]	5,350,000	4,836,720
2021-1, 2.66% due 11/20/51[3]	4,025,000	3,556,156
VB-S1 Issuer LLC - VBTEL
2022-1A, 4.29% due 02/15/52[3]	40,900,000	36,362,980
Aligned Data Centers Issuer LLC
2021-1A, 1.94% due 08/15/46[3]	28,913,000	26,279,879
2023-1A, 6.00% due 08/17/48[3]	2,600,000	2,599,357
Blue Stream Issuer LLC
2023-1A, 5.40% due 05/20/53[3]	6,625,000	6,391,236
Switch ABS Issuer LLC
2024-1A, 6.28% due 03/25/54[3]	3,100,000	3,076,877
Vantage Data Centers Issuer LLC
2020-1A, 1.65% due 09/15/45[3]	3,100,000	2,904,194
Total Infrastructure		187,509,855

Single Family Residence - 0.7%
FirstKey Homes Trust
2020-SFR2, 4.50% due 10/19/37[3]	21,640,000	20,610,860
2020-SFR2, 4.00% due 10/19/37[3]	20,340,000	19,324,314
2020-SFR2, 3.37% due 10/19/37[3]	13,010,000	12,284,199
2021-SFR1, 2.19% due 08/17/38[3]	13,174,000	11,959,887
Home Partners of America Trust
2021-2, 2.65% due 12/17/26[3]	46,389,454	42,117,315
2021-3, 2.80% due 01/17/41[3]	15,250,896	13,337,950
Tricon Residential Trust
2023-SFR2, 5.00% due 12/17/40[3]	31,239,000	30,421,625
2021-SFR1, 2.59% due 07/17/38[3]	7,000,000	6,439,421
2024-SFR1, due 04/17/29[3,17]	3,600,000	3,462,006
Total Single Family Residence		159,957,577

Transport-Container - 0.5%
Textainer Marine Containers VII Ltd.
2020-1A, 2.73% due 08/21/45[3]	41,858,813	39,130,338
2021-2A, 2.23% due 04/20/46[3]	2,491,667	2,232,142
TIF Funding III LLC
2024-1A, due 05/22/34[3,17]	33,300,000	33,315,898
Textainer Marine Containers Ltd.
2021-3A, 1.94% due 08/20/46[3]	24,585,400	21,167,189
MC Ltd.
2021-1, 2.63% due 11/05/35[3]	9,375,014	8,439,459
CLI Funding VIII LLC
2021-1A, 1.64% due 02/18/46[3]	2,751,204	2,440,403
Total Transport-Container		106,725,429

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
Collateralized Debt Obligations - 0.4%
Anchorage Credit Funding 4 Ltd.
2021-4A AR, 2.72% due 04/27/39[3]	108,854,127	$98,372,966
Anchorage Credit Funding 13 Ltd.
2021-13A A2, 2.80% due 07/27/39[3]	2,700,000	2,410,560
2021-13A C2, 3.65% due 07/27/39[3]	1,950,000	1,628,397
Total Collateralized Debt Obligations		102,411,923

Automotive - 0.1%
Avis Budget Rental Car Funding AESOP LLC
2023-8A, 6.66% due 02/20/30[3]	12,750,000	13,234,578
2023-8A, 6.02% due 02/20/30[3]	11,000,000	11,344,047
2024-3A, 5.58% due 12/20/30[3]	8,250,000	8,228,843
Total Automotive		32,807,468

Insurance - 0.1%
CHEST
7.13% due 03/15/43†††	18,145,000	18,374,152
JGWPT XXIII LLC
2011-1A, 4.70% due 10/15/56[3]	2,076,309	2,015,047
JGWPT XXIV LLC
2011-2A, 4.94% due 09/15/56[3]	1,539,401	1,500,759
VICOF 2
4.00% due 02/22/30†††	601,905	578,078
321 Henderson Receivables VI LLC
2010-1A, 5.56% due 07/15/59[3]	556,762	554,098
SPSS
5.14% due 11/15/52†††,7	141,512	129,552
Total Insurance		23,151,686

Total Asset-Backed Securities
(Cost $5,187,525,435)		5,046,297,625

U.S. GOVERNMENT SECURITIES†† - 21.2%
U.S. Treasury Notes
4.13% due 03/31/31	1,210,930,000	1,204,118,519
3.50% due 01/31/28	742,300,000	720,581,928
4.13% due 06/15/26	477,680,000	472,977,837
3.75% due 12/31/30	350,000,000	340,306,641
4.25% due 02/28/31	210,000,000	210,360,938
4.63% due 03/15/26	4,900,000	4,895,789
3.63% due 03/31/28	2,770,000	2,700,317
2.63% due 05/31/27	1,550,000	1,468,807
1.50% due 01/31/27	1,200,000	1,106,625
4.50% due 11/15/33	1,046,400	1,069,617
2.13% due 05/15/25	1,100,000	1,066,012
4.63% due 09/30/28	800,000	811,531
4.00% due 01/31/29	700,000	692,781
4.00% due 02/15/34	650,000	639,234
4.00% due 01/31/31	420,000	414,487
U.S. Treasury Bonds
due 05/15/53[10,14]	2,171,040,000	636,439,812
4.38% due 11/15/39	480,370,000	484,610,764
due 02/15/46[11,14]	371,000,000	135,238,749
due 05/15/44[11,14]	318,000,000	125,303,244
due 11/15/51[10,14]	275,000,000	83,866,978
due 11/15/44[11,14]	75,000,000	28,844,230
2.88% due 08/15/45	3,000,000	2,335,195
United States Treasury Inflation Indexed Bonds
0.13% due 10/15/25[16]	212,966,656	206,694,765
0.13% due 04/15/25[16]	206,588,821	201,470,060
1.25% due 04/15/28[16]	57,673,605	56,024,209
1.38% due 07/15/33[16]	28,398,780	27,253,710
U.S. Treasury Strip Principal
due 02/15/51[10,14]	280,000,000	87,484,225
Total U.S. Government Securities
(Cost $5,241,086,806)		5,038,777,004

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ - 2.8%
Financial - 0.6%
Higginbotham Insurance Agency, Inc.
10.93% (1 Month Term SOFR + 5.50%, Rate Floor: 6.50%) due 11/24/28†††	50,227,123	$49,783,007
Jane Street Group LLC
7.94% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 01/26/28	35,477,740	35,486,609
Citadel Securities, LP
7.58% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 07/29/30	24,896,335	24,863,721
HighTower Holding LLC
9.59% (3 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 04/21/28	17,374,108	17,374,109
Eisner Advisory Group
9.33% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 02/22/31	16,150,000	16,190,375
Osaic Holdings, Inc.
due 08/17/28	4,500,000	4,514,895
Total Financial		148,212,716

Industrial - 0.6%
Quikrete Holdings, Inc.
due 03/19/29	16,500,000	16,500,000
due 03/18/31	11,800,000	11,804,956
Mileage Plus Holdings LLC
10.73% (3 Month Term SOFR + 5.25%, Rate Floor: 6.25%) due 06/21/27	20,166,487	20,741,636
EMRLD Borrower, LP
7.79% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 05/31/30	18,473,700	18,455,226
Clean Harbors, Inc.
due 10/08/28	18,400,000	18,417,296
United Rentals, Inc.
7.08% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 02/14/31	17,875,000	17,908,605
United Airlines Inc.
8.08% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 02/15/31	16,300,000	16,297,392
CapStone Acquisition Holdings, Inc.
10.18% (1 Month Term SOFR + 4.75%, Rate Floor: 5.75%) due 11/12/27†††	8,530,543	8,486,528
Installed Building Products, Inc.
due 03/21/31	3,600,000	3,597,768
Dispatch Terra Acquisition LLC
9.70% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 03/27/28	3,796,305	3,516,328

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~		Value
Air Canada
7.83% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 03/14/31		3,325,000	$3,327,095
Beacon Roofing Supply, Inc.
due 05/19/28		2,250,000	2,250,855
Hillman Group, Inc.
due 07/14/28		1,800,000	1,800,648
Merlin Buyer, Inc.
9.33% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 12/14/28		615,913	612,833
API Heat Transfer Thermasys Corp.
13.58% (3 Month Term SOFR + 8.00%, Rate Floor: 10.00%) due 11/10/27†††		20,317	20,317
10.58% (3 Month Term SOFR + 5.00%, Rate Floor: 7.00%) due 11/10/27†††		11,759	11,759
Total Industrial			143,749,242

Consumer, Non-cyclical - 0.6%
Quirch Foods Holdings LLC
10.32% (3 Month Term SOFR + 4.75%, Rate Floor: 5.75%) due 10/27/27		28,523,160	28,558,814
PetIQ LLC
10.17% (6 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 04/13/28		27,554,849	27,279,300
Mission Veterinary Partners
9.44% (1 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 04/27/28		18,817,500	18,782,499
Southern Veterinary Partners LLC
9.44% (1 Month Term SOFR + 4.00%, Rate Floor: 5.00%) due 10/05/27		15,601,376	15,601,376
Women’s Care Holdings, Inc.
9.91% (3 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 01/17/28		15,635,328	13,944,836
Nidda Healthcare Holding GmbH
7.45% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 08/21/26	EUR	12,766,306	13,663,997
Blue Ribbon LLC
11.44% (1 Month Term SOFR + 6.00%, Rate Floor: 6.75%) due 05/08/28		12,993,750	11,298,066
HAH Group Holding Co. LLC
10.44% (1 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 10/29/27		4,465,530	4,437,620

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~		Value
Elanco Animal Health, Inc.
7.18% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 08/02/27		1,696,643	$1,689,670
Total Consumer, Non-cyclical			135,256,178

Technology - 0.4%
Datix Bidco Ltd.
9.69% (6 Month GBP SONIA + 4.50%, Rate Floor: 5.19%) due 04/28/25†††	GBP	45,800,000	57,805,657
RLDatix
9.94% (6 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/28/25†††		19,781,561	19,781,560
Aston FinCo SARL
9.96% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 10/09/26	GBP	5,641,153	6,621,489
9.69% (1 Month Term SOFR + 4.25%, Rate Floor: 5.25%) due 10/09/26		739,718	658,216
Iron Mountain Information Management Services, Inc.
7.58% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 01/31/31		5,511,188	5,460,650
Dun & Bradstreet
8.08% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 01/18/29		3,752,070	3,750,306
Emerald TopCo, Inc. (Press Ganey)
8.94% (1 Month Term SOFR + 3.50%, Rate Floor: 4.50%) due 07/24/26		955,686	949,512
Total Technology			95,027,390

Consumer, Cyclical - 0.4%
First Brands Group LLC
10.57% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27		24,050,754	24,040,652
MB2 Dental Solutions, LLC
11.32% (1 Month Term SOFR + 6.00%, Rate Floor: 6.75%) due 01/29/31†††		19,922,786	19,882,223
Pacific Bells LLC
10.06% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 11/10/28		13,895,487	13,787,797
BCP V Modular Services Holdings IV Ltd.
8.33% (3 Month EURIBOR + 4.43%, Rate Floor: 4.43%) due 12/15/28	EUR	11,600,000	12,392,274
Packers Holdings LLC
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 03/09/28		14,471,042	9,171,023

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~		Value
Adevinta ASA
6.33% (1 Month EURIBOR + 2.50%, Rate Floor: 2.50%) due 06/26/28	EUR	6,538,889	$7,046,521
Station Casinos LLC
7.58% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 03/07/31		2,200,000	2,195,754
WW International, Inc.
8.94% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 04/13/28		1,395,000	609,155
Rent-A-Center, Inc.
9.12% (6 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 02/17/28		462,423	461,651
Total Consumer, Cyclical			89,587,050

Basic Materials - 0.1%
INEOS Ltd.
6.63% (1 Month EURIBOR + 2.75%, Rate Floor: 2.75%) due 01/29/26	EUR	17,822,962	19,143,531
Trinseo Materials Operating S.C.A.
8.10% (3 Month Term SOFR + 2.50%, Rate Floor: 3.50%) due 05/03/28		10,822,500	7,989,494
Arsenal AIC Parent LLC
9.08% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 08/19/30		1,880,288	1,884,518
Total Basic Materials			29,017,543

Energy - 0.1%
ITT Holdings LLC
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 10/11/30		8,379,000	8,383,189
Venture Global Calcasieu Pass LLC
8.05% (1 Month Term SOFR + 2.63%, Rate Floor: 3.63%) due 08/19/26		6,146,504	6,123,455
WhiteWater DBR HoldCo LLC
8.06% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 02/16/31		4,600,000	4,605,750
Total Energy			19,112,394

Communications - 0.0%
Xplornet Communications, Inc.
9.57% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 10/02/28		5,936,493	2,687,213

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
Zayo Group Holdings, Inc.
8.44% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 03/09/27	1,652,094	$1,445,896
Total Communications		4,133,109

Utilities - 0.0%
NRG Energy, Inc.
due 03/26/31	2,500,000	2,495,325
TerraForm Power Operating LLC
7.90% (3 Month Term SOFR + 2.50%, Rate Floor: 3.00%) due 05/21/29	200,000	198,500
Total Utilities		2,693,825

Total Senior Floating Rate Interests
(Cost $690,664,253)		666,789,447

FEDERAL AGENCY BONDS†† - 0.9%
Tennessee Valley Authority
4.25% due 09/15/65	138,205,000	121,247,385
4.63% due 09/15/60	42,436,000	40,190,584
5.38% due 04/01/56	9,283,000	9,945,648
due 09/15/53[11,14]	1,612,000	359,529
due 09/15/55[11,14]	1,612,000	324,705
due 09/15/56[11,14]	1,612,000	307,605
due 03/15/57[11,14]	1,612,000	299,855
due 09/15/57[11,14]	1,612,000	292,301
due 09/15/58[11,14]	1,612,000	276,826
due 03/15/59[11,14]	1,612,000	269,838
due 09/15/59[11,14]	1,612,000	263,025
due 09/15/60[11,14]	1,612,000	249,028
due 09/15/54[11,14]	1,020,000	216,196
due 03/15/61[11,14]	1,020,000	153,589
due 09/15/61[11,14]	1,020,000	149,704
due 09/15/62[11,14]	1,020,000	142,228
due 03/15/63[11,14]	1,020,000	138,630
due 09/15/63[11,14]	1,020,000	135,124
due 09/15/64[11,14]	1,020,000	128,376
due 03/15/65[11,14]	1,020,000	125,130
due 09/15/65[11,14]	1,020,000	121,965
Tennessee Valley Authority Principal Strips
due 01/15/48[10,14]	38,804,000	11,604,375
due 12/15/42[10,14]	23,785,000	9,222,872
due 01/15/38[14]	15,800,000	7,954,636
due 09/15/65[10,14]	3,500,000	418,509
due 09/15/39[10,14]	570,000	261,750
due 04/01/56[10,14]	540,000	105,797
Federal Farm Credit Bank
3.00% due 03/08/32	4,100,000	3,630,214
2.04% due 12/22/45	2,170,000	1,280,044
3.11% due 08/05/48	1,500,000	1,100,034
2.43% due 01/29/37	720,000	568,272
2.90% due 12/09/41	720,000	537,770
2.84% due 06/01/46	720,000	488,107
1.99% due 07/30/40	300,000	197,692
2.60% due 09/06/39	250,000	185,085
2.59% due 12/30/41	180,000	127,453
2.74% due 11/01/39	144,000	108,682
2.59% due 08/24/46	140,000	90,476
3.67% due 02/26/44	70,000	58,351
Freddie Mac
2.05% due 08/19/50	2,010,000	1,082,518
2.02% due 10/05/45	720,000	421,704
2.25% due 09/15/50	360,000	202,797
Federal Home Loan Bank
2.45% due 08/16/41	540,000	377,790
3.63% due 06/22/43	350,000	292,148
Total Federal Agency Bonds
(Cost $326,572,649)		215,654,347

MUNICIPAL BONDS†† - 0.2%
California - 0.1%
California Statewide Communities Development Authority Revenue Bonds
7.14% due 08/15/47	10,500,000	11,299,127
California Public Finance Authority Revenue Bonds
3.07% due 10/15/40	8,000,000	6,193,481
2.55% due 01/01/40	3,600,000	2,541,065

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
Oakland Redevelopment Agency Successor Agency Tax Allocation
4.00% due 09/01/39	1,100,000	$955,606
Hillsborough City School District General Obligation Unlimited
due 09/01/37[14]	1,000,000	497,050
due 09/01/39[14]	1,000,000	441,572
Total California		21,927,901

Illinois - 0.0%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	4,875,000	4,947,833
6.63% due 02/01/35	1,540,000	1,642,340
City of Chicago Illinois General Obligation Unlimited
6.31% due 01/01/44	4,500,000	4,766,232
Total Illinois		11,356,405

Mississippi - 0.1%
Medical Center Educational Building Corp. Revenue Bonds
2.92% due 06/01/41	11,800,000	9,048,010

Texas - 0.0%
Central Texas Turnpike System Revenue Bonds
3.03% due 08/15/41	3,150,000	2,395,849
Central Texas Regional Mobility Authority Revenue Bonds
3.17% due 01/01/41	3,000,000	2,325,441
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
3.42% due 09/01/50	2,500,000	1,771,304
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds
23,0183.34% due 11/15/37	1,500,000	1,226,348
Grand Parkway Transportation Corp. Revenue Bonds
3.31% due 10/01/49	1,000,000	746,772
Total Texas		8,465,714

Ohio - 0.0%
County of Franklin Ohio Revenue Bonds
2.88% due 11/01/50	4,000,000	2,689,653

Washington - 0.0%
Central Washington University Revenue Bonds
6.95% due 05/01/40	1,750,000	1,954,474

Oklahoma - 0.0%
Tulsa Airports Improvement Trust Revenue Bonds
3.10% due 06/01/45	1,000,000	722,730
Oklahoma Development Finance Authority Revenue Bonds
4.65% due 08/15/30	450,000	422,782
Total Oklahoma		1,145,512

Total Municipal Bonds
(Cost $67,115,207)		56,587,669

FOREIGN GOVERNMENT DEBT†† - 0.1%
Panama Government International Bond
4.50% due 04/16/50	22,700,000	15,294,359
Israel Government International Bond
5.38% due 03/12/29	9,800,000	9,822,050
Total Foreign Government Debt
(Cost $35,097,484)		25,116,409

66 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Face Amount~	Value
U.S. TREASURY BILLS†† - 0.0%
U.S. Treasury Bills
5.14% due 04/11/24[15]	3,200,000	$3,195,343
4.98% due 04/11/24[15]	1,800,000	1,797,381
5.15% due 04/11/24[15]	700,000	698,981
Total U.S. Treasury Bills
(Cost $5,691,750)		5,691,705

SENIOR FIXED RATE INTERESTS††† - 0.0%
Industrial - 0.0%
CTL Logistics
2.65% due 10/10/42	6,719,968	5,291,086
Total Senior Fixed Rate Interests
(Cost $6,719,968)		5,291,086

	Notional Value
OTC OPTIONS PURCHASED†† - 0.0%
Call Options on:
Interest Rate Options
Morgan Stanley Capital Services LLC 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD 510,300,000	30,536
Barclays Bank plc 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD 506,250,000	30,294
Bank of America, N.A. 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD 253,750,000	15,185
Goldman Sachs International 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD 207,200,000	12,399
Total Interest Rate Options		88,414

Total OTC Options Purchased
(Cost $6,668,548)		88,414

Total Investments - 97.6%
(Cost $24,791,803,155)		$23,177,513,117
Other Assets & Liabilities, net - 2.4%		632,322,134
Total Net Assets - 100.0%		$23,809,835,251

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Purchased†
3-Month SOFR Futures Contracts	8,747	Jun 2025	$2,092,391,738	$(3,371,924)

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date
BofA Securities, Inc.	ICE	ITRAXX.EUR.41.V1	1.00%	Quarterly	06/20/29
BofA Securities, Inc.	ICE	CDX.NA.HY.41.V2	5.00%	Quarterly	12/20/28

	Notional Amount~	Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)**
EUR	82,880,000	$(1,972,337)	$(2,003,034)	$30,697
	140,481,000	(10,342,284)	491,885	(10,834,169)
		$(12,314,621)	$(1,511,149)	$(10,803,472)

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.48%	Annually	11/02/33
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.51%	Annually	10/11/28
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.35%	Annually	10/03/28
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.50%	Annually	11/02/30
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.99%	Annually	10/11/25
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	3.55%	Annually	02/05/29
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	3.75%	Annually	02/05/27

68 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

Centrally Cleared Interest Rate Swap Agreements†† (continued)
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	3.66%	Annually	01/16/29
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	3.76%	Annually	02/06/29
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	3.59%	Annually	01/02/28
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	3.40%	Annually	04/04/28
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	2.78%	Annually	07/18/27

Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)**
$1,096,000,000	$55,841,825	$8,667	$55,833,158
566,740,000	11,243,901	2,578	11,241,323
800,000,000	10,583,792	3,512	10,580,280
250,000,000	8,488,427	1,693	8,486,734
1,337,210,000	4,412,111	2,773	4,409,338
3,000,000	(58,432)	303	(58,735)
6,000,000	(86,071)	298	(86,369)
240,000,000	(3,552,871)	1,320	(3,554,191)
650,000,000	(6,854,439)	3,126	(6,857,565)
660,000,000	(12,189,929)	3,060	(12,192,989)
900,000,000	(22,286,097)	3,478	(22,289,575)
1,803,000,000	(76,424,086)	5,497	(76,429,583)
	$(30,881,869)	$36,305	$(30,918,174)

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Barclays Bank plc	EUR	Sell	134,325,000	146,913,174 USD	04/15/24	$1,902,595
Bank of America, N.A.	GBP	Sell	57,550,000	73,620,550 USD	04/15/24	979,475
UBS AG	EUR	Buy	3,411,000	3,705,059 USD	04/15/24	(22,713)
Barclays Bank plc	EUR	Buy	16,700,000	18,078,572 USD	04/15/24	(50,084)
						$2,809,273

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2024. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Special Purpose Acquisition Company (SPAC).
[3]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $9,251,599,719 (cost $9,823,754,829), or 38.9% of total net assets.

[4]	Rate indicated is the 7-day yield as of March 31, 2024.
[5]	Perpetual maturity.
[6]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[7]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $115,054,581 (cost $120,065,729), or 0.5% of total net assets — See Note 10.

[8]	Security is in default of interest and/or principal obligations.
[9]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At March 31, 2024, the total market value of segregated or earmarked securities was $10,923,750. — see Note 6.

[10]	Security is a principal-only strip.
[11]	Security is an interest-only strip.
[12]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2024. See table below for additional step information for each security.

[13]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[14]	Zero coupon rate security.
[15]	Rate indicated is the effective yield at the time of purchase.
[16]	Face amount of security is adjusted for inflation.
[17]	Security is unsettled at period end and does not have a stated effective rate.
BofA — Bank of America
CDX.NA.HY.41.V2 — Credit Default Swap North American High Yield Series 41 Index Version 2
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
ICE — Intercontinental Exchange
ITRAXX.EUR.41.V1 — iTraxx Europe Series 41 Index Version 2

70 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REMIC — Real Estate Mortgage Investment Conduit
REIT — Real Estate Investment Trust
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$124,254	$—	$219,034	$343,288
Preferred Stocks	—	638,807,210	49,543,433	688,350,643
Warrants	9,134	—	104	9,238
Mutual Funds	200,573,339	—	—	200,573,339
Money Market Funds	267,871,015	—	—	267,871,015
Corporate Bonds	—	5,381,681,800	356,771,782	5,738,453,582
Collateralized Mortgage Obligations	—	5,069,253,255	152,365,051	5,221,618,306
Asset-Backed Securities	—	4,465,095,029	581,202,596	5,046,297,625
U.S. Government Securities	—	5,038,777,004	—	5,038,777,004
Senior Floating Rate Interests	—	511,018,396	155,771,051	666,789,447
Federal Agency Bonds	—	215,654,347	—	215,654,347
Municipal Bonds	—	56,587,669	—	56,587,669
Foreign Government Debt	—	25,116,409	—	25,116,409
U.S. Treasury Bills	—	5,691,705	—	5,691,705
Senior Fixed Rate Interests	—	—	5,291,086	5,291,086
Options Purchased	—	88,414	—	88,414
Credit Default Swap Agreements**	—	30,697	—	30,697
Interest Rate Swap Agreements**	—	90,550,833	—	90,550,833
Forward Foreign Currency Exchange Contracts**	—	2,882,070	—	2,882,070
Total Assets	$468,577,742	$21,501,234,838	$1,301,164,137	$23,270,976,717

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$3,371,924	$—	$—	$3,371,924
Credit Default Swap Agreements**	—	10,834,169	—	10,834,169
Interest Rate Swap Agreements**	—	121,469,007	—	121,469,007
Forward Foreign Currency Exchange Contracts**	—	72,797	—	72,797
Unfunded Loan Commitments (Note 9)	—	—	393,660	393,660
Total Liabilities	$3,371,924	$132,375,973	$393,660	$136,141,557

**	This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $3,622,770 are categorized as Level 2 within the disclosure hierarchy — See Note 6.

72 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at March 31, 2024	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$296,451,767	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Asset-Backed Securities	200,361,749	Yield Analysis	Yield	3.0%-8.2%	6.4%
Asset-Backed Securities	40,423,220	Yield Analysis	Yield	7.2%	—
Asset-Backed Securities	38,263,455	Third Party Pricing	Broker Quote	—	—
Asset-Backed Securities	5,702,405	Model Price	Purchase Price	—	—
Collateralized Mortgage Obligations	70,534,652	Yield Analysis	Yield	5.6%-5.8%	6.4%
Collateralized Mortgage Obligations	55,357,792	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Collateralized Mortgage Obligations	26,472,607	Third Party Pricing	Trade Price	—	—
Common Stocks	218,103	Enterprise Value	Valuation Multiple	2.9x-8.2x	5.0x
Common Stocks	931	Model Price	Liquidation Value	—	—
Corporate Bonds	253,753,299	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Corporate Bonds	75,817,243	Yield Analysis	Yield	6.2%-6.7%	6.7%
Corporate Bonds	16,714,282	Third Party Pricing	Broker Quote	—	—
Corporate Bonds	10,432,609	Third Party Pricing	Trade Price	—	—
Corporate Bonds	54,349	Model Price	Purchase Price	—	—
Preferred Stocks	47,154,160	Yield Analysis	Yield	6.8%	—
Preferred Stocks	2,389,273	Enterprise Value	Valuation Multiple	5.0x	—
Senior Fixed Rate Interests	5,291,086	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Senior Floating Rate Interests	155,738,975	Yield Analysis	Yield	10.3%-11.3%	10.7%
Senior Floating Rate Interests	32,076	Model Price	Purchase Price	—	—
Warrants	104	Model Price	Liquidation Value	—	—
Total Assets	$1,301,164,137
Liabilities:
Unfunded Loan Commitments	$393,660	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in quote, yield, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended March 31, 2024, the Fund had securities with a total value of $70,534,652 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $80,089,083 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended March 31, 2024:

	Assets
	Asset-Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Warrants
Beginning Balance	$567,198,526	$94,495,909	$316,972,375	$216,787,942	$104
Purchases/(Receipts)	99,412,232	26,900,000	26,980,000	35,241,417	—
(Sales, maturities and paydowns)/Fundings	(79,048,402)	(3,141,600)	(5,232,692)	(73,607,403)	—
Amortization of premiums/discounts	539,176	9,344	185,811	1,152,320	—
Corporate actions	—	—	—	(42,623)	—
Total realized gains (losses) included in earnings	238,096	(33,544)	(602,100)	260,314	—
Total change in unrealized appreciation (depreciation) included in earnings	6,097,546	3,175,495	18,468,388	3,258,384	—
Transfers into Level 3	—	70,534,652	—	—	—
Transfers out of Level 3	(13,234,578)	(39,575,205)	—	(27,279,300)	—
Ending Balance	$581,202,596	$152,365,051	$356,771,782	$155,771,051	$104
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2024	$5,502,021	$2,759,132	$18,468,388	$3,250,675	$—

74 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

	Assets				Liabilities
	Common Stocks	Preferred Stocks	Senior Fixed Rate Interests	Total Assets	Unfunded Loan Commitments
Beginning Balance	$2,503	$47,610,124	$4,997,084	$1,248,064,567	$(151,690)
Purchases/(Receipts)	—	—	—	188,533,649	(248,173)
(Sales, maturities and paydowns)/Fundings	—	—	(129,992)	(161,160,089)	—
Amortization of premiums/discounts	—	—	—	1,886,651	57,820
Corporate actions	49,860	(7,237)	—	—	—
Total realized gains (losses) included in earnings	(20,873)	—	—	(158,107)	27
Total change in unrealized appreciation (depreciation) included in earnings	187,544	1,940,546	423,994	33,551,897	(51,644)
Transfers into Level 3	—	—	—	70,534,652	—
Transfers out of Level 3	—	—	—	(80,089,083)	—
Ending Balance	$219,034	$49,543,433	$5,291,086	$1,301,164,137	$(393,660)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2024	$166,679	$1,937,418	$423,994	$32,508,307	$(48,660)

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate	Future Reset Date
Angel Oak Mortgage Trust 2023-2, 4.65% due 10/25/67	5.65%	02/01/27	—	—
Angel Oak Mortgage Trust 2023-2, 4.65% due 10/25/67	5.65%	02/01/27	—	—
Angel Oak Mortgage Trust 2023-1, 4.75% due 09/26/67	5.75%	01/01/27	—	—
Angel Oak Mortgage Trust 2023-1, 4.75% due 09/26/67	5.75%	01/01/27	—	—
Angel Oak Mortgage Trust 2024-3, 4.80% due 11/26/68	5.80%	02/01/28	—	—
Angel Oak Mortgage Trust 2024-3, 4.80% due 11/26/68	5.80%	02/01/28	—	—
Angel Oak Mortgage Trust 2024-2, 5.99% due 01/25/69	6.93%	01/01/28	—	—
Angel Oak Mortgage Trust 2024-2, 6.19% due 01/25/69	7.13%	01/01/28	—	—
Angel Oak Mortgage Trust 2024-2, 6.25% due 01/25/69	7.25%	01/01/28	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate	Future Reset Date
BRAVO Residential Funding Trust 2023-NQM2, 4.50% due 05/25/62	5.50%	02/01/27	—	—
BRAVO Residential Funding Trust 2023-NQM2, 4.50% due 05/25/62	5.50%	02/01/27	—	—
BRAVO Residential Funding Trust 2023-NQM2, 4.50% due 05/25/62	5.50%	02/01/27	—	—
BRAVO Residential Funding Trust 2024-NQM1, 6.40% due 12/01/63	7.40%	01/01/28	—	—
BRAVO Residential Funding Trust 2023-NQM5, 7.01% due 06/25/63	8.01%	07/01/27	—	—
BRAVO Residential Funding Trust 2024-NQM3, 6.39% due 03/25/64	7.39%	03/01/28	—	—
BRAVO Residential Funding Trust 2024-NQM3, 6.19% due 03/25/64	7.19%	03/01/28	—	—
BRAVO Residential Funding Trust 2023-NQM6, 7.06% due 09/25/63	8.06%	08/01/27	—	—
BRAVO Residential Funding Trust 2021-C, 1.62% due 03/01/61	4.62%	09/25/24	5.62%	09/25/25
BRAVO Residential Funding Trust 2022-R1, 3.13% due 01/29/70	6.13%	01/30/25	—	—
BRAVO Residential Funding Trust 2024-NQM3, 6.50% due 03/25/64	7.50%	03/01/28	—	—
Citigroup Mortgage Loan Trust 2022-A, 6.17% due 09/25/62	9.17%	09/25/25	10 17%	09/25/26
COLT Mortgage Loan Trust 2023-4, 7.62% due 10/25/68	8.62%	10/01/27	—	—
COLT Mortgage Loan Trust 2023-3, 7.18% due 09/25/68	8.18%	09/01/27	—	—
COLT Mortgage Loan Trust 2023-3, 7.58% due 09/25/68	8.58%	09/01/27	—	—
COLT Mortgage Loan Trust 2024-1, 6.14% due 02/25/69	7.14%	01/01/28	—	—
GCAT Trust 2023-NQM3, 6.89% due 08/25/68	7.89%	09/01/27	—	—
GCAT Trust 2023-NQM2, 6.24% due 11/25/67	7.24%	01/01/27	—	—
GCAT Trust 2023-NQM3, 7.34% due 08/25/68	8.34%	09/01/27	—	—
GCAT Trust 2022-NQM5, 5.71% due 08/25/67	6.71%	10/01/26	—	—
GCAT Trust 2022-NQM5, 5.71% due 08/25/67	6.71%	10/01/26	—	—
Legacy Mortgage Asset Trust 2021-GS3, 1.75% due 07/25/61	4.75%	05/25/24	5.75%	05/25/25
Legacy Mortgage Asset Trust 2021-GS4, 1.65% due 11/25/60	4.65%	08/25/24	5.65%	08/25/25

76 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate	Future Reset Date
Legacy Mortgage Asset Trust 2021-GS5, 2.25% due 07/25/67	5.25%	11/25/24	6.25%	11/25/25
Legacy Mortgage Asset Trust 2021-GS2, 1.75% due 04/25/61	4.75%	04/25/24	5.75%	04/25/25
NYMT Loan Trust 2022-SP1, 5.25% due 07/25/62	8.25%	07/01/25	9.25%	07/01/26
OBX Trust 2024-NQM5, due 03/25/28	7.39%	03/01/28	—	—
OBX Trust 2024-NQM5, due 03/25/28	7.29%	03/01/28	—	—
OBX Trust 2024-NQM5, due 03/25/28	6.99%	03/01/28	—	—
OBX Trust 2023-NQM9, 7.66% due 10/25/63	8.66%	10/01/27	—	—
OBX Trust 2024-NQM4, 6.32% due 01/25/64	7.32%	02/01/28	—	—
OBX Trust 2024-NQM4, 6.22% due 01/25/64	7.22%	02/01/28	—	—
OBX Trust 2024-NQM4, 6.07% due 01/25/64	7.07%	02/01/28	—	—
OBX Trust 2022-NQM9, 6.45% due 09/25/62	7.45%	11/01/26	—	—
OBX Trust 2022-NQM9, 6.45% due 09/25/62	7.45%	11/01/26	—	—
OBX Trust 2024-NQM3, 6.33% due 12/25/63	7.33%	02/01/28	—	—
OBX Trust 2024-NQM3, 6.13% due 12/25/63	7.13%	02/01/28	—	—
OBX Trust 2024-NQM2, 6.18% due 12/25/63	7.18%	01/01/28	—	—
OBX Trust 2022-NQM8, 6.10% due 09/25/62	7.10%	10/01/26	—	—
OBX Trust 2023-NQM2, 6.72% due 01/25/62	7.72%	02/01/27	—	—
OBX Trust 2023-NQM2, 6.32% due 01/25/62	7.32%	02/01/27	—	—
OBX Trust 2024-NQM3, 6.43% due 12/25/63	7.43%	02/01/28	—	—
OSAT Trust 2021-RPL1, 2.12% due 05/25/65	5.12%	06/25/24	6.12%	06/25/25
PRPM LLC 2022-1, 3.72% due 02/25/27	6.72%	02/25/25	7.72%	02/25/26
PRPM LLC 2021-5, 1.79% due 06/25/26	4.79%	06/25/24	5.79%	06/25/25
PRPM LLC 2023-RCF1, 4.00% due 06/25/53	5.00%	06/25/27	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2024
TOTAL RETURN BOND FUND

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate	Future Reset Date
Verus Securitization Trust 2023-7, 7.42% due 10/25/68	8.42%	10/01/27	—	—
Verus Securitization Trust 2022-8, 6.13% due 09/25/67	7.13%	10/01/26	—	—
Verus Securitization Trust 2022-8, 6.13% due 09/25/67	7.13%	10/01/26	—	—
Verus Securitization Trust 2023-2, 6.85% due 03/25/68	7.85%	03/01/27	—	—
Verus Securitization Trust 2024-1, 6.12% due 01/25/69	7.12%	01/01/28	—	—

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Guggenheim Strategy Funds”), each of which are open-end management investment companies managed by GI. The Guggenheim Strategy Funds, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Guggenheim Strategy Funds pay no investment management fees. The Guggenheim Strategy Funds’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended March 31, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/23	Additions	Reductions	Realized Gain (Loss)
Common Stocks
BP Holdco LLC *	$683	$—	$—	$—
Mutual Funds
Guggenheim Limited Duration Fund — Class R6	120,393,598	2,984,864	—	—
Guggenheim Strategy Fund II	28,409,135	668,573	—	—
Guggenheim Strategy Fund III	15,326,528	418,661	—	—
Guggenheim Ultra Short Duration Fund — Institutional Class	27,908,179	793,292	—	—
	$192,038,123	$4,865,390	$—	$—

78 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2024
TOTAL RETURN BOND FUND

Security Name	Change in Unrealized Appreciation (Depreciation)	Value 03/31/24	Shares 03/31/24	Investment Income
Common Stocks
BP Holdco LLC *	$(38)	$645	532	$—
Mutual Funds
Guggenheim Limited Duration Fund — Class R6	2,573,868	125,952,330	5,228,407	3,003,473
Guggenheim Strategy Fund II	390,730	29,468,438	1,197,904	814,850
Guggenheim Strategy Fund III	242,308	15,987,497	648,054	420,899
Guggenheim Ultra Short Duration Fund — Institutional Class	463,603	29,165,074	2,942,994	797,878
	$3,670,471	$200,573,984		$5,037,100

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 79

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
TOTAL RETURN BOND FUND

March 31, 2024

Assets:
Investments in unaffiliated issuers, at value (cost $24,592,817,428)	$22,976,939,133
Investments in affiliated issuers, at value (cost $198,985,727)	200,573,984
Cash	31,359,300
Segregated cash with broker	78,382,503
Foreign currency, at value (cost $1,808,357)	1,808,369
Unamortized upfront premiums paid on credit default swap agreements	491,885
Unamortized upfront premiums paid on interest rate swap agreements	36,305
Unrealized appreciation on forward foreign currency exchange contracts	2,882,070
Prepaid expenses	370,199
Receivables:
Securities sold	2,492,766,206
Interest	191,274,039
Fund shares sold	54,099,333
Dividends	1,240,228
Foreign tax reclaims	5,009
Variation margin on credit default swap agreements	3,523
Total assets	26,032,232,086

Liabilities:
Unfunded loan commitments, at value (Note 9) (commitment fees received $345,154)	393,660
Reverse repurchase agreements	3,622,770
Segregated cash due to broker	156,000
Unamortized upfront premiums received on credit default swap agreements	2,003,034
Unrealized depreciation on forward foreign currency exchange contracts	72,797
Payable for:
Securities purchased	2,048,856,046
Variation margin on interest rate swap agreements	76,341,955
Fund shares redeemed	$52,640,400
Distributions to shareholders	9,037,422
Management fees	5,380,784
Variation margin on futures contracts	1,640,062
Transfer agent fees	645,344
Distribution and service fees	307,530
Protection fees on credit default swap agreements	263,944
Fund accounting/ administration fees	142,698
Swap settlement	104,219
Due to Investment Adviser	24,831
Trustees’ fees*	14,311
Miscellaneous	20,749,028
Total liabilities	2,222,396,835
Net assets	$23,809,835,251

Net assets consist of:
Paid in capital	$27,940,487,946
Total distributable earnings (loss)	(4,130,652,695)
Net assets	$23,809,835,251
Class A:
Net assets	$456,423,654
Capital shares outstanding	19,401,330
Net asset value per share	$23.53
Maximum offering price per share (Net asset value divided by 96.00%)	$24.51
Class C:
Net assets	$155,330,990
Capital shares outstanding	6,602,049
Net asset value per share	$23.53
Class P:
Net assets	$374,828,162
Capital shares outstanding	15,937,750
Net asset value per share	$23.52
Institutional Class:
Net assets	$22,549,000,549
Capital shares outstanding	957,680,661
Net asset value per share	$23.55
Class R6:
Net assets	$274,251,896
Capital shares outstanding	11,640,819
Net asset value per share	$23.56

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

80 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (Unaudited)
TOTAL RETURN BOND FUND

Six Months Ended March 31, 2024

Investment Income:
Dividends from securities of unaffiliated issuers	$3,088,079
Dividends from securities of affiliated issuers	5,037,100
Interest	627,746,387
Total investment income	635,871,566

Expenses:
Management fees	42,949,055
Distribution and service fees:
Class A	571,015
Class C	779,922
Class P	480,972
Transfer agent fees:
Class A	221,287
Class C	25,658
Class P	97,489
Institutional Class	5,541,743
Class R6	14,284
Interest expense	17,948,765
Fund accounting /administration fees	4,330,161
Professional fees	712,179
Line of credit fees	637,587
Trustees’ fees*	160,125
Custodian fees	42,368
Miscellaneous	931,008
Recoupment of previously waived fees:
Class A	8,163
Class C	49,565
Class P	84,611
Institutional Class	2,719,879
Class R6	2,399
Total expenses	78,308,235
Less:
Expenses reimbursed by Adviser:
Class A	(13,067)
Class C	(143)
Institutional Class	(2,559,383)
Class R6	(226)
Expenses waived by Adviser	$(3,696,049)
Total waived/reimbursed expenses	(6,268,868)
Net expenses	72,039,367
Net investment income	563,832,199

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(405,394,989)
Investments sold short	(154,774)
Swap agreements	(53,225,933)
Futures contracts	(2,582)
Options purchased	(5,938,161)
Options written	(5,798,744)
Forward foreign currency exchange contracts	(2,414,633)
Foreign currency transactions	(271,128)
Net realized loss	(473,200,944)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,250,543,318
Investments in affiliated issuers	3,670,471
Swap agreements	107,386,586
Futures contracts	(3,371,924)
Options purchased	2,142,420
Options written	4,635,100
Forward foreign currency exchange contracts	(2,641,236)
Foreign currency translations	173,427
Net change in unrealized appreciation (depreciation)	1,362,538,162
Net realized and unrealized gain	889,337,218
Net increase in net assets resulting from operations	$1,453,169,417

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 81

STATEMENTS OF CHANGES IN NET ASSETS
TOTAL RETURN BOND FUND

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$563,832,199	$918,952,851
Net realized loss on investments	(473,200,944)	(1,472,550,068)
Net change in unrealized appreciation (depreciation) on investments	1,362,538,162	756,084,184
Net increase in net assets resulting from operations	1,453,169,417	202,486,967

Distributions to shareholders:
Class A	(10,327,924)	(19,019,129)
Class C	(2,943,113)	(6,072,905)
Class P	(8,716,466)	(18,625,018)
Institutional Class	(498,156,305)	(818,465,001)
Class R6	(6,170,236)	(10,162,965)
Total distributions to shareholders	(526,314,044)	(872,345,018)

Capital share transactions:
Proceeds from sale of shares
Class A	87,892,441	190,008,832
Class C	19,258,311	32,292,309
Class P	45,788,289	143,216,250
Institutional Class	5,390,744,951	9,905,246,248
Class R6	60,636,411	140,809,681
Distributions reinvested
Class A	8,947,137	16,394,524
Class C	2,562,554	5,230,841
Class P	8,632,673	18,492,403
Institutional Class	443,402,370	725,020,898
Class R6	5,975,902	9,871,684
Cost of shares redeemed
Class A	(104,923,714)	(176,845,859)
Class C	(31,743,187)	(72,847,845)
Class P	(90,228,707)	(327,848,764)
Institutional Class	(3,959,910,620)	(7,698,063,900)
Class R6	(64,395,277)	(90,056,671)
Net increase from capital share transactions	1,822,639,534	2,820,920,631
Net increase in net assets	2,749,494,907	2,151,062,580

Net assets:
Beginning of period	21,060,340,344	18,909,277,764
End of period	$23,809,835,251	$21,060,340,344

82 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
TOTAL RETURN BOND FUND

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Capital share activity:
Shares sold
Class A	3,799,218	8,094,504
Class C	826,920	1,375,517
Class P	1,975,519	6,070,940
Institutional Class	232,486,901	421,456,679
Class R6	2,607,148	5,994,350
Shares issued from reinvestment of distributions
Class A	385,273	702,293
Class C	110,430	224,186
Class P	372,117	793,085
Institutional Class	19,071,044	31,049,191
Class R6	256,981	422,497
Shares redeemed
Class A	(4,518,768)	(7,564,633)
Class C	(1,371,210)	(3,122,803)
Class P	(3,899,673)	(14,121,799)
Institutional Class	(172,399,137)	(330,170,194)
Class R6	(2,819,163)	(3,874,827)
Net increase in shares	76,883,600	117,328,986

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 83

FINANCIAL HIGHLIGHTS
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Six Months Ended March 31, 2024[a]	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$22.52	$23.12	$28.94	$29.76	$27.42	$26.69
Income (loss) from investment operations:
Net investment income (loss)[b]	.56	1.03	.78	.72	.56	.64
Net gain (loss) on investments (realized and unrealized)	.97	(.65)	(5.53)	(.05)	2.41	.85
Total from investment operations	1.53	.38	(4.75)	.67	2.97	1.49
Less distributions from:
Net investment income	(.52)	(.98)	(.80)	(.76)	(.63)	(.65)
Net realized gains	—	—	(.27)	(.73)	—	(.11)
Total distributions	(.52)	(.98)	(1.07)	(1.49)	(.63)	(.76)
Net asset value, end of period	$23.53	$22.52	$23.12	$28.94	$29.76	$27.42

Total Return[c]	6.80%	1.55%	(16.82%)	2.27%	10.96%	5.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$456,424	$444,454	$427,870	$677,172	$804,750	$609,602
Ratios to average net assets:
Net investment income (loss)	4.85%	4.40%	2.94%	2.47%	1.99%	2.37%
Total expenses[d]	0.97%	0.96%	0.85%	0.84%	0.87%	0.96%
Net expenses[e,f,g]	0.93%	0.91%	0.81%	0.79%	0.80%	0.80%
Portfolio turnover rate	39%	90%	55%	92%	116%	68%

84 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Six Months Ended March 31, 2024[a]	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$22.52	$23.13	$28.94	$29.76	$27.43	$26.69
Income (loss) from investment operations:
Net investment income (loss)[b]	.47	.86	.58	.50	.35	.43
Net gain (loss) on investments (realized and unrealized)	.98	(.67)	(5.52)	(.05)	2.40	.87
Total from investment operations	1.45	.19	(4.94)	.45	2.75	1.30
Less distributions from:
Net investment income	(.44)	(.80)	(.60)	(.54)	(.42)	(.45)
Net realized gains	—	—	(.27)	(.73)	—	(.11)
Total distributions	(.44)	(.80)	(.87)	(1.27)	(.42)	(.56)
Net asset value, end of period	$23.53	$22.52	$23.13	$28.94	$29.76	$27.43

Total Return[c]	6.40%	0.74%	(17.41%)	1.50%	10.10%	4.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$155,331	$158,466	$197,933	$327,712	$338,656	$286,050
Ratios to average net assets:
Net investment income (loss)	4.10%	3.65%	2.18%	1.72%	1.24%	1.62%
Total expenses[d]	1.72%	1.72%	1.63%	1.59%	1.59%	1.60%
Net expenses[e,f,g]	1.69%	1.66%	1.56%	1.53%	1.55%	1.55%
Portfolio turnover rate	39%	90%	55%	92%	116%	68%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 85

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Six Months Ended March 31, 2024[a]	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$22.51	$23.12	$28.93	$29.75	$27.42	$26.69
Income (loss) from investment operations:
Net investment income (loss)[b]	.56	1.03	.77	.72	.56	.63
Net gain (loss) on investments (realized and unrealized)	.97	(.66)	(5.51)	(.05)	2.40	.86
Total from investment operations	1.53	.37	(4.74)	.67	2.96	1.49
Less distributions from:
Net investment income	(.52)	(.98)	(.80)	(.76)	(.63)	(.65)
Net realized gains	—	—	(.27)	(.73)	—	(.11)
Total distributions	(.52)	(.98)	(1.07)	(1.49)	(.63)	(.76)
Net asset value, end of period	$23.52	$22.51	$23.12	$28.93	$29.75	$27.42

Total Return	6.80%	1.51%	(16.79%)	2.27%	10.92%	5.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$374,828	$393,752	$572,113	$1,043,507	$926,745	$819,770
Ratios to average net assets:
Net investment income (loss)	4.85%	4.41%	2.90%	2.47%	1.98%	2.37%
Total expenses[d]	0.97%	1.06%	0.93%	0.87%	0.88%	0.87%
Net expenses[e,f,g]	0.93%	0.91%	0.81%	0.79%	0.80%	0.80%
Portfolio turnover rate	39%	90%	55%	92%	116%	68%

86 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2024[a]	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$22.54	$23.14	$28.97	$29.78	$27.45	$26.71
Income (loss) from investment operations:
Net investment income (loss)[b]	.60	1.10	.86	.81	.65	.71
Net gain (loss) on investments (realized and unrealized)	.97	(.66)	(5.54)	(.05)	2.39	.87
Total from investment operations	1.57	.44	(4.68)	.76	3.04	1.58
Less distributions from:
Net investment income	(.56)	(1.04)	(.88)	(.84)	(.71)	(.73)
Net realized gains	—	—	(.27)	(.73)	—	(.11)
Total distributions	(.56)	(1.04)	(1.15)	(1.57)	(.71)	(.84)
Net asset value, end of period	$23.55	$22.54	$23.14	$28.97	$29.78	$27.45

Total Return	6.95%	1.84%	(16.59%)	2.59%	11.23%	6.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,549,001	$19,802,142	$17,501,690	$24,912,049	$19,152,857	$12,138,270
Ratios to average net assets:
Net investment income (loss)	5.14%	4.69%	3.23%	2.76%	2.29%	2.64%
Total expenses[d]	0.69%	0.71%	0.62%	0.57%	0.57%	0.58%
Net expenses[e,f,g]	0.64%	0.62%	0.52%	0.50%	0.51%	0.51%
Portfolio turnover rate	39%	90%	55%	92%	116%	68%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 87

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class R6	Six Months Ended March 31, 2024[a]	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$22.55	$23.16	$28.98	$29.80	$27.46	$26.73
Income (loss) from investment operations:
Net investment income (loss)[b]	.60	1.11	.87	.81	.65	.71
Net gain (loss) on investments (realized and unrealized)	.97	(.67)	(5.54)	(.06)	2.40	.86
Total from investment operations	1.57	.44	(4.67)	.75	3.05	1.57
Less distributions from:
Net investment income	(.56)	(1.05)	(.88)	(.84)	(.71)	(.73)
Net realized gains	—	—	(.27)	(.73)	—	(.11)
Total distributions	(.56)	(1.05)	(1.15)	(1.57)	(.71)	(.84)
Net asset value, end of period	$23.56	$22.55	$23.16	$28.98	$29.80	$27.46

Total Return	6.96%	1.84%	(16.55%)	2.56%	11.26%	5.99%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$274,252	$261,527	$209,671	$247,051	$167,409	$55,441
Ratios to average net assets:
Net investment income (loss)	5.18%	4.73%	3.26%	2.76%	2.28%	2.64%
Total expenses[d]	0.63%	0.62%	0.53%	0.50%	0.52%	0.52%
Net expenses[e,f,g]	0.60%	0.58%	0.52%	0.50%	0.51%	0.51%
Portfolio turnover rate	39%	90%	55%	92%	116%	68%

88 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
TOTAL RETURN BOND FUND

[a]	Unaudited figures for the period ended March 31, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/24[a]	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	0.00%*	0.01%	0.01%	0.00%*	0.00%*	—
Class C	0.06%	0.02%	—	0.00%*	0.00%*	—
Class P	0.04%	0.00%*	—	—	0.00%*	0.00%*
Institutional Class	0.03%	0.00%*	—	—	0.00%*	—
Class R6	0.00%*	0.00%*	0.01%	0.01%	0.00%*	0.00%*

*	Less than 0.01%

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	03/31/24[a]	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	0.76%	0.76%	0.77%	0.78%	0.79%	0.79%
Class C	1.51%	1.52%	1.52%	1.53%	1.54%	1.54%
Class P	0.76%	0.76%	0.77%	0.78%	0.79%	0.79%
Institutional Class	0.47%	0.47%	0.48%	0.49%	0.50%	0.50%
Class R6	0.43%	0.43%	0.48%	0.49%	0.50%	0.50%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 89

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: Class A shares, Class C shares, Class P shares, Class R6 shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of Class A shares. Class A shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. Class A share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. Class C shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Class C shares automatically convert to Class A shares on or about the 10th day of the month following the 8-year anniversary of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. Class R6 shares are offered primarily through qualified retirement and benefit plans. Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI” or the “Adviser”) may also be eligible to purchase Class R6 shares subject to a $2 million minimum initial investment. At March 31, 2024, the Trust consisted of eighteen funds (the “Funds”).

This report covers the Total Return Bond Fund (the “Fund”), a Diversified investment company. At September 30, 2023, Class A, Class C, Class P, Institutional Class and Class R6 shares have been issued by the Fund.

Guggenheim Partners Investment Mangagement, LLC (“GPIM” or “the Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

90 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities attributable to the share class by the number of outstanding shares of the share class on the specified date.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) adopted policies and procedures for the valuation of the Fund’s investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 91

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADR”) trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by a pricing service provider in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by pricing service providers, using the last traded fill price, or at the reported bid price at the close of business on the valuation date.

CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using a pricing service provider.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service provider.

Typically, loans are valued using information provided by pricing service provider which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

92 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using a price provided by a pricing service.

Futures contracts are valued on the basis of the last sale price as of 4:00 p.m. on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation of the underlying securities would provide a more accurate valuation of the futures contract.

Interest rate swap agreements entered into by the Fund is valued on the basis of the last sale price on the primary exchange on which the swap is traded.

Swap agreements entered into by the Fund are generally valued using an evaluated price provided by a pricing service provider.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

Inflation-Indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these securities is generally fixed at issuance at a rate lower thanbonds which are not inflation-indexed. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 93

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

increase in the principal amount of an inflation-indexed bond is recognized as a component of Interest on the Fund’s Statement of Operations, even though principal is not received until maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or moremajor European banks, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. Recently, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

94 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

The Fund may purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the options. The swaptions are forward premium swaptions which have extended settlement dates.

(f) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 95

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(h) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(i) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(j) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist

96 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2024, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Fund’s Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Fund’s Statement of Operations at the end of the commitment period.

(l) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 97

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(m) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(n) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Fund’s Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended March 31, 2024, are disclosed in the Fund’s Statement of Operations.

(o) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at March 31, 2024.

(p) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(q) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or

98 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Fund’s Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 99

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge, Income	$1,970,000,000	$—

The Fund held written call options for 17 days during the period. The average notional amount of call options written during the days held was $354,750,000.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s

100 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Fund’s Statement of Assets and Liabilities; securities held as collateral are noted on the Fund’s Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Duration, Hedge	$1,751,714,310	$—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Index exposure, Hedge	$46,431,678	$25,781,331

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 101

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Income	$7,324,950,000	$—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit

102 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Hedge, Index exposure	$—	$343,680,833

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$5,064,983	$246,060,524

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 103

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2024:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest rate futures contracts	—	Variation margin on futures contacts
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Interest rate swap agreements	Unamortized upfront premiums paid on interest rate swap agreements	Variation margin on interest rate swap agreements
Credit swap agreements	Unamortized upfront premiums paid on credit default swap agreements Variation margin on credit default swap agreements	Unamortized upfront premiums received on credit default swap agreements
Interest rate option contracts	Investments in unaffiliated issuers, at value

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2024:

Asset Derivative Investments Value
Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total Value at March 31, 2024
$—	$90,550,833	$30,697	2,882,070	$88,414	$93,552,014

Liability Derivative Investments Value
Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total Value at March 31, 2024
$3,371,924	$121,469,007	$10,834,169	72,797	$—	$135,747,897

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Fund’s Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Fund’s Statement of Assets and Liabilities.

104 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended March 31, 2024:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Interest rate futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Interest rate options contracts	Net realized gain (loss) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options purchased
Net change in unrealized appreciation (depreciation) on options written
Interest rate/Credit swap agreements	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Fund’s Statement of Operations categorized by primary risk exposure for the period ended March 31, 2024:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total
$(2,582)	$(41,993,694)	$(11,232,239)	$(2,414,633)	$(5,938,161)	$(5,798,744)	$(67,380,053)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total
$(3,371,924)	$112,978,668	$(5,592,082)	$(2,641,236)	$2,142,420	$4,635,100	$108,150,946

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 105

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

In conjunction with short sales and the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

106 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Fund’s Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Fund’s Statement of Assets and Liabilities.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 107

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Options purchased	$88,414	$—	$88,414	$—	$(42,935)	$45,479
Forward foreign currency exchange contracts	2,882,070	—	2,882,070	(50,084)	—	2,831,986

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$72,797	$—	$72,797	$(50,084)	$—	$22,713

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2024.

Counterparty	Asset Type	Cash Pledged	Cash Received
BofA Securities, Inc.	Credit default swap agreements	$12,386,070	$—
BofA Securities, Inc.	Interest rate swap agreements	57,817,433	—
Goldman Sachs International	Options	—	30,000
JP Morgan Chase and Co.	Futures contracts	8,179,000	—
Morgan Stanley Capital Services LLC	Options	—	126,000
		$78,382,503	$156,000

108 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Pricing service providers are used to value a majority of the Fund’s investments. When values are not available from a pricing service provider, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 109

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a pricing service provider based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees on a monthly basis calculated daily at an annualized rate of 0.39% of the average daily net assets of the Fund.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of Class A, Class C and Class P shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s Class A and Class P shares, and 1.00% of the average daily net assets of the Fund’s Class C shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Class A	0.79%	11/20/17	02/01/25
Class C	1.54%	11/20/17	02/01/25
Class P	0.79%	11/20/17	02/01/25
Institutional Class	0.50%	11/30/12	02/01/25
Class R6	0.50%	10/19/16	02/01/25

110 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2024, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2024	2025	2026	2027	Total
Class A	$413,648	$196,304	$56,238	$13,067	$679,257
Class C	124,554	167,978	42,447	143	335,122
Class P	698,639	1,002,868	499,250	—	2,200,757
Institutional Class	13,350,335	19,248,693	10,006,046	2,559,383	45,164,457
Class R6	—	—	—	—	—

For the period ended March 31, 2024, GI recouped $2,864,617 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing fund level without regard to any expense cap, if any, in effect for the investing fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended March 31, 2024, the Fund waived $275,680 related to investments in affiliated funds.

For the period ended March 31, 2023, GFD retained sales charges of $77,213 relating to sales of Class A shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 111

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 6 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the period ended March 31, 2024, the Fund entered into reverse repurchase agreements as follows:

Number of Days Outstanding	Balance at March 31, 2024	Average Balance Outstanding	Average Interest Rate
183	$3,622,770	$644,969,572	5.57%

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Fund’s Statement of Assets of Liabilities in conformity with U.S.GAAP:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Reverse repurchase agreements	$3,622,770	$—	$3,622,770	$(3,622,770)	$—	$—

As of March 31, 2024, the Fund had outstanding reverse repurchase agreements with one counterparty. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rate	Maturity Date	Face Value
Goldman Sachs & Co. LLC	(0.25%)*	Open Maturity	$3,622,770
			3,622,770

*

The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective as of March 31, 2024

112 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of period end, aggregated by asset class of the related collateral pledged by the Fund:

Asset Type	Overnight and continuous	Total
Corporate Bonds	$3,622,770	$3,622,770
Gross amount of recognized liabilities for reverse repurchase agreements	$3,622,770	$3,622,770

Note 7 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At March 31, 2024, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$24,792,694,520	$175,083,772	$(1,832,549,472)	$(1,657,465,700)

Note 8 – Securities Transactions

For the period ended March 31, 2024, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$2,539,248,923	$2,501,646,032

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 113

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

For the period ended March 31, 2024, the cost of purchases and proceeds from sales of government securities were as follows:

Purchases	Sales
$6,860,384,958	$6,101,187,217

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. For the period ended March 31, 2024, the Fund did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of March 31, 2024. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of March 31, 2024, were as follows:

Borrower	Maturity Date	Face Amount	Value
Datix Bidco Ltd.	05/16/24	$50,694,794	$—
Higginbotham Insurance Agency, Inc.	11/25/28	8,000,000	70,737
Lightning A	03/01/37	20,195,000	—
MB2 Dental Solutions, LLC	01/29/31	12,407,214	322,923
Thunderbird A	03/01/37	20,195,000	—
		$111,492,008	$393,660

114 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 10 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Atlas Mara Ltd.
due 12/31/21[1]	10/01/15	$1,549,002	$54,349
Cascade Funding Mortgage Trust
2018-RM2 4.00% (WAC ) due 10/25/68[2]	11/02/18	6,236,679	6,184,871
Cascade Funding Mortgage Trust
2019-RM3 2.80% (WAC) due 06/25/69[2]	06/25/19	1,625,656	1,589,259
Central Storage Safety Project Trust
4.82% due 02/01/38	02/02/18	17,369,384	14,572,095
CFMT LLC
2022-HB9 3.25% (WAC) due 09/25/37[2]	09/23/22	7,567,659	7,739,784
Copper River CLO Ltd.
2007-1A INC, (WAC) due 01/20/21[3]	05/09/14	—	150
Irwin Home Equity Loan Trust
2007-1 6.35% due 08/25/37	02/27/15	95	93
Morgan Stanley ABS Capital I Incorporated Trust
2007-HE3 5.57% (1 Month Term SOFR + 0.24%, Rate Floor: 0.13%) due 12/25/36[2]	03/10/21	1,520,683	1,191,311
Morgan Stanley Re-REMIC Trust
2010-R5 4.12% due 06/26/36	07/18/14	85,017	86,920
Nomura Resecuritization Trust
2015-4R 3.04% (1 Month Term SOFR + 0.54%, Rate Floor: 0.43%) due 03/26/36[2]	03/20/15	469,470	449,660
Residential Mortgage Loan Trust
2020-1 2.68% (WAC ) due 01/26/60[2]	02/06/20	601,573	569,068
SPSS
5.14% due 11/15/52	03/30/23	128,224	129,552
Towd Point Revolving Trust
4.83% due 09/25/64	03/17/22	81,499,998	81,051,750
Verus Securitization Trust
2022-8 6.13% due 09/25/67[4]	10/06/22	1,412,289	1,435,719
		$120,065,729	$115,054,581

[1]	Security is in default of interest and/or principal obligations.
[2]

Variable rate security. Rate indicated is the rate effective at March 31, 2024. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[4]	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2024.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 115

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,150,000,000 line of credit from Citibank, N.A., which was in place through September 29, 2023, at which time a new line of credit was entered into in the amount of $1,165,000,000. The Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Fund’s Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the period ended March 31, 2024.

Note 12 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Fund in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

116 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Note 13 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 117

OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications

118 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at https://www.sec.gov. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on our website at www.guggenheiminvestments.com, and will be made available, upon request and without charge, by calling 800.820.0888.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 119

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Fund’s Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES:
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	153

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

120 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (consulting firm) (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	152

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, Lydon Media (2016-present); Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX Group (financial advisor content, research and digital distribution provider) (2022-present). Former: Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-2023); Director, GDX Index Partners, LLC (index provider) (2021-2023).	152

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (2023-present); The 2023 ETF Series II (1) (2023-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 121

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel (formerly Partner), Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	153

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); Endeavor Health (2012-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

122 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	152

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 123

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

124 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE:
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and/or Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	152

Former: Guggenheim Energy & Income Fund (2018-2023); Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Adviser and/or the parent of the Adviser.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 125

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).

126 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 127

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

128 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York, 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 129

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors. We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do.

130 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 131

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

132 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Item 2.	Code of Ethics.

Not required at this time.

Item 3.	Audit Committee Financial Expert.

Not required at this time.

Item 4.	Principal Accountant Fees and Services.

Not required at this time.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The Schedule of Investments is included under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-end Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms..

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 14.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270.30a-2(a)) are attached.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Investment Company Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guggenheim Funds Trust

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	May 31, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	May 31, 2024

By (Signature and Title)*	/s/ James Howley
James Howley, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date	May 31, 2024

*	Print the name and title of each signing officer under his or her signature.